SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ANDINA ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

Ordinary Shares of Andina Acquisition Corporation

(2)	Aggregate number of securities to which transaction applies:

Up to 20,525,000 ordinary shares

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$10.145 (average of high and low prices on The Nasdaq Capital Market on September 25, 2013)

(4)	Proposed maximum aggregate value of transaction:

$208,226,125 in ordinary shares

(5)	Total fee paid:

$28,402.04

☒	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED NOVEMBER 8, 2013

ANDINA ACQUISITION CORPORATION
Carrera 10 No. 28-49
Torre A. Oficina 20-05,
Bogota, Colombia

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS
TO BE HELD ON [•], 2013

TO THE SHAREHOLDERS OF ANDINA ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders of Andina Acquisition Corporation (“Andina”), a Cayman Islands exempted company, will be held at [•] [a/p].m. eastern time, on December [•  ], 2013, at the offices of Graubard Miller, Andina’s U.S. counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. You are cordially invited to attend the extraordinary general meeting, which will be held for the following purposes:

(1)	to consider and vote upon a proposal to adopt and approve the Agreement and Plan of Reorganization (“Merger Agreement”), dated as of August 17, 2013, as amended as of November 6, 2013, by and among Andina, Andina Merger Sub, Inc., Andina’s wholly-owned subsidiary (“Merger Sub”), Tecnoglass S.A. (“Tecnoglass”) and C.I. Energia Solar S.A. E.S. Windows (“ES”), which, among other things, provides for Tecnoglass and ES to become subsidiaries of Andina, and to approve the business combination contemplated by the Merger Agreement — we refer to this proposal as the “merger proposal”;
(2)	to consider and vote upon a proposal to approve by special resolution an amendment to the second amended and restated memorandum and articles of association of Andina, effective immediately upon consummation of the merger, to change the name of Andina from “Andina Acquisition Corporation” to “Tecnoglass Inc.” — we refer to this proposal as the “name change proposal”;
(3)	to consider and vote upon a proposal to approve by special resolution amendments to the second amended and restated memorandum and articles of association of Andina, effective immediately upon consummation of the merger, to remove provisions that will no longer be applicable to Andina after the merger — we refer to this proposal as the “charter amendments proposal”;
(4)	to consider and vote upon a proposal to approve by special resolution, effective immediately upon consummation of the merger and approval of the name change proposal and charter amendments proposal, the amendment and restatement of Andina’s second amended and restated articles of association by their deletion in their entirety and the substitution in their place of the third amended and restated memorandum and articles of association to (among other matters) reflect the changes effected by the name change proposal and the charter amendments proposal — we refer to this proposal as the “articles restatement proposal”;
(5)	to consider and vote upon a proposal to approve the 2013 Long-Term Incentive Plan, which is an incentive compensation plan for employees of Andina and its subsidiaries — we refer to this proposal as the “incentive compensation plan proposal”;
(6)	to elect by ordinary resolution, effective upon the consummation of the merger, seven directors to Andina’s board of directors, of whom three will be Class A directors serving until the general meeting of shareholders to be held in 2014, two will be Class B directors serving until the general meeting to be held in 2015 and two will be Class C directors serving until the general meeting to be held in 2016 and, in each case, until their successors are elected and qualified — we refer to this proposal as the “director election proposal”;
(7)	to consider and vote upon a proposal to approve the convertibility into warrants of promissory notes issued (or to be issued) to Andina’s directors, officers, initial shareholders or their affiliates who have made (or may make prior to the meeting) working capital loans to Andina — we refer to this proposal as the “note convertibility proposal”;
(8)	to consider and vote upon a proposal to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote or elections to convert at the time of the extraordinary general meeting, Andina is not authorized to consummate the merger or the closing conditions under the Merger Agreement are not met — we refer to this proposal as the “adjournment proposal”;
(9)	to consider and vote upon a proposal to approve, on an advisory basis, the executive compensation of Andina’s named executive officers — we refer to this proposal as the “say-on-pay proposal”; and
(10)	to consider and vote upon a proposal to select, on an advisory basis, the frequency with which Andina will hold an advisory shareholder vote to approve executive compensation — we refer to this proposal as the “frequency of say-on-pay proposal.”

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Andina’s ordinary shares at the close of business on November 22, 2013 are entitled to notice of the extraordinary general meeting and to vote and have their votes counted at the extraordinary general meeting and any adjournments or postponements of the extraordinary general meeting.

After careful consideration, Andina’s board of directors has determined that the merger proposal and the other proposals are fair to and in the best interests of Andina and its shareholders and unanimously recommends that you vote or give instruction to vote “FOR” the merger proposal, “FOR” the name change proposal, “FOR” the charter amendments proposal, “FOR” the articles restatement proposal, “FOR” the incentive compensation plan proposal, “FOR” the election of all of the persons nominated by Andina’s management for election as directors, “FOR” the note convertibility proposal, “FOR” the adjournment proposal, if presented, “FOR” the say-on-pay proposal and “FOR” three years for the frequency of say-on-pay proposal.

All Andina shareholders are cordially invited to attend the extraordinary general meeting in person. To ensure your representation at the extraordinary general meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a shareholder of record of Andina’s ordinary shares, you may also cast your vote in person at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a proxy from your broker or bank.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the extraordinary general meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ A. Lorne Weil

A. Lorne Weil
Non-Executive Chairman of the Board

[•], 2013

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS, AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO CASH. TO EXERCISE YOUR CONVERSION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE MERGER PROPOSAL, DEMAND THAT ANDINA CONVERT YOUR SHARES INTO CASH

NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL, AND TENDER YOUR SHARES TO ANDINA’S TRANSFER AGENT PRIOR TO THE VOTE AT THE MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE MERGER IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS. SEE “EXTRAORDINARY GENERAL MEETING OF ANDINA SHAREHOLDERS — CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

This proxy statement is dated [•], 2013 and is first being mailed to Andina Acquisition Corporation shareholders on or about [•], 2013.

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SUMMARY OF THE MATERIAL TERMS OF THE MERGER

•	The parties to the merger agreement are Andina Acquisition Corporation (“Andina”), Andina Merger Sub, Inc., Andina’s wholly-owned subsidiary (“Merger Sub”), Tecnoglass S.A. (“Tecnoglass”) and C.I. Energia Solar S.A. E.S. Windows (“ES”).
•	Prior to closing the transactions contemplated by the merger agreement, Tecnoglass and ES will effect a corporate reorganization, such that the shareholders of Tecnoglass and ES will cease to be shareholders of Tecnoglass and/or ES and will become shareholders of a newly formed Cayman Islands company, of which Tecnoglass and ES will be the direct or indirect wholly-owned subsidiaries. References to “Tecnoglass Holding” in this proxy statement are to the newly formed entity, including the operations of Tecnoglass and ES, unless otherwise indicated. Pursuant to the merger agreement, Merger Sub will be merged with and into Tecnoglass Holding, with Tecnoglass Holding surviving and remaining as a wholly-owned subsidiary of Andina with Tecnoglass and ES being direct or indirect subsidiaries of Tecnoglass Holding. See the section entitled “The Merger Proposal.”
•	Tecnoglass and ES are leading manufacturers of hi-spec, architectural glass and windows for the western hemisphere residential and commercial construction industries. Headquartered in Barranquilla, Colombia, Tecnoglass and ES operate out of a 1.2 million square foot vertically-integrated, state-of-the-art manufacturing complex that provides easy access to the Americas, the Caribbean, and the Pacific. Tecnoglass and ES export 43% of their production to foreign countries and sell to more than 300 customers in North, Central and South America. The United States accounted for approximately 30% of their combined revenues in 2012. Tecnoglass’ and ES’s tailored, high-end products are found on some of the world’s most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami), and The Woodlands (Houston). See the section entitled “Business of Tecnoglass and ES.”
•	Under the merger agreement, the Tecnoglass Holding shareholders will receive: (i) an aggregate of 20,926,965 ordinary shares of Andina at the closing and (ii) 3,000,000 additional ordinary shares of Andina to be released after the closing based on the achievement of specified share price and earnings targets for the 2014, 2015 and/or the 2016 fiscal years. Based upon a market price of $10.14 per ordinary share of Andina on October 31, 2013, the Tecnoglass shareholders will receive total merger consideration of approximately $212.2 million at the closing and could receive up to approximately an additional $30.4 million after the closing. See the section entitled “The Merger Proposal — Structure of the Merger.”
•	To provide a fund for payment to Andina with respect to its post-closing rights to indemnification under the merger agreement for any breaches of representations and warranties and covenants and for certain other matters by Tecnoglass Holding, there will be placed in escrow (with an independent escrow agent) an aggregate of 890,000 of the ordinary shares of Andina issuable to the Tecnoglass Holding shareholders at closing. The shares to be placed in escrow will be allocated among the Tecnoglass Holding shareholders pro rata in proportion to the numbers of ordinary shares of Tecnoglass Holding owned by them immediately prior to the closing of the merger. See the section entitled “The Merger Proposal — Indemnification of Andina and the Tecnoglass Holding Shareholders.”
•	In connection with the merger, public shareholders may seek to convert their shares, regardless of whether they vote for or against the merger. All conversions will be effectuated as repurchases under Cayman Islands law. Any public shareholder who affirmatively votes either for or against the merger proposal will have the right to demand that his shares be converted for a full pro rata portion of the amount then in the trust account (which was approximately $42,787,000, or approximately $10.19 per share, as of August 31, 2013), less any amounts necessary to pay Andina’s taxes (which were zero, as of August 31, 2013). See the section entitled “Extraordinary General Meeting of Andina Shareholders — Conversion Rights.”

•	The merger agreement provides that either Andina or Tecnoglass Holding may terminate the agreement if the merger is not consummated by December 22, 2013. The merger agreement also provides that Tecnoglass Holding may terminate the agreement if immediately after the merger, Andina would not have cash on hand of at least $33,500,000, after (i) payment to the holders of shares sold in Andina’s initial public offering, whom we sometimes refer to as “public shareholders,” who elect to convert their shares issued in the initial public offering, which we sometimes refer to as “public shares,” into cash and (ii) payment of transaction costs of Andina and Tecnoglass Holding incurred in connection with the merger, such costs not to exceed $5,000,000 in the aggregate. Based on the per-share trust amount, this means that Andina would need less than 416,512 public shares to be converted to maintain at least $33,500,000 of cash on hand assuming the maximum amount of transaction costs are incurred in the transaction. Furthermore, even if the foregoing condition were waived by Tecnoglass, if the holders of more than 3,674,999 public shares properly demand conversion of their shares, Andina will not be authorized to consummate the merger pursuant to its second amended and restated memorandum and articles of association. Additionally, the merger agreement may be terminated, among other reasons, by either Andina or Tecnoglass Holding upon material breach by the other party. See the section entitled “The Merger Agreement — Termination.”
•	In addition to voting on the merger, the shareholders of Andina will vote on proposals to amend its second amended and restated memorandum and articles of association, effective immediately upon consummation of the merger, to (i) change Andina’s name to “Tecnoglass Inc.” and (ii) remove provisions that will no longer be applicable to Andina after the merger. If such proposals are approved, the shareholders of Andina will also vote on a proposal to approve the amendment and restatement of Andina’s second amended and restated memorandum and articles of association to (among other matters) reflect the name change proposal and charter amendments proposal. The shareholders of Andina will also vote on proposals to (A) approve the incentive compensation plan, (B) elect seven directors to Andina’s board of directors, (C) approve the convertibility of notes issued (or to be issued) in exchange for working capital loans made (or to be made prior to the meeting) to Andina, (D) approve, if necessary, an adjournment of the meeting, (E) approve, on an advisory basis, the executive compensation of Andina’s named executive officers and (F) select, on an advisory basis, the frequency with which Andina will hold an advisory shareholder vote to approve executive compensation. See the sections entitled “The Name Change Proposal,” “The Charter Amendments Proposal,” “The Articles Restatement Proposal,” “The Incentive Compensation Plan Proposal,” “The Director Election Proposal,” “The Note Convertibility Proposal,” “The Adjournment Proposal,” “The Say-On-Pay Proposal” and “The Frequency of Say-On-Pay Proposal.”
•	After the merger, if management’s nominees are elected, the directors of Andina will be Jose M. Daes, Christian Daes, Samuel Azout and Juan Carlos Vilarino were designated for nomination as directors by Tecnoglass Holding and A. Lorne Weil, Julio A. Torres and Martha L. Byorum, who were designated by Andina. See the section entitled “The Director Election Proposal.”
•	Upon completion of the merger, certain officers of Tecnoglass and ES will become officers of Andina, holding positions similar to the positions such officers held with Tecnoglass and ES. These officers are Jose M. Daes, who will become Chief Executive Officer of Andina, Christian Daes, who will become Chief Operating Officer of Andina, and Joaquin Fernandez, who will become Chief Financial Officer of Andina. Each of these persons is currently an executive officer of Tecnoglass or ES and will enter into an employment agreement with Andina, while remaining in such positions with Tecnoglass or ES, as applicable. See the section entitled “The Director Election Proposal — Andina Executive Officer and Director Compensation — New Employment Agreements.”
•	The Tecnoglass Holding shareholders will agree not to sell any of the ordinary shares of Andina that they receive as a result of the merger during the twelve month period after the closing date of the merger pursuant to lock-up agreements they will enter as a condition to closing the transaction. At the closing of the merger, Andina will enter into an amended and restated registration rights agreement amending and restating the registration rights agreement entered into by Andina in connection with its initial public offering. Under the amended and restated registration rights agreement, the parties thereto, including all of the Tecnoglass Holding shareholders, will have certain “demand” and “piggyback” registration rights under the Securities Act of 1933, as amended (“Securities Act”), with respect to the resale of their ordinary shares of Andina. Notwithstanding such registration rights, the sale restriction described above shall remain in effect for the balance of the one-year period. See the section entitled “The Merger Proposal — Sale Restriction; Resale Registration.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?
A.	Andina, Tecnoglass and ES have agreed to a business combination under the terms of the Agreement and Plan of Reorganization, dated as of August 17, 2013, as amended as of November 6, 2013, by and among Andina, Merger Sub, Tecnoglass, and ES. This agreement is referred to in this proxy statement as the “merger agreement.” The merger agreement provides that, among other things, (i) prior to the closing of the transactions contemplated by the merger agreement, Tecnoglass and ES will effect a corporate reorganization such that Tecnoglass and ES will become direct or indirect wholly-owned subsidiaries of Tecnoglass Holding, a newly formed Cayman Islands exempted company, and the shareholders of Tecnoglass and/or ES will become the shareholders of Tecnoglass Holding, and (ii) Tecnoglass Holding will merge with and into Merger Sub, with Tecnoglass Holding surviving the merger and becoming a wholly-owned subsidiary of Andina. This merger is referred to in this proxy statement as the “merger.” Andina’s shareholders are being asked to consider and vote upon a proposal to adopt the merger agreement and approve the merger. Shareholder approval of the merger agreement and the transactions contemplated thereby is required by Andina’s second amended and restated memorandum and articles of association. A copy of the merger agreement is attached to this proxy statement as Annex A, and Andina encourages its shareholders to read it in its entirety. See the section entitled “The Merger Proposal.”

Andina’s shareholders are also being requested to consider and vote upon proposals:

•	To approve by special resolution, the amendment of Andina’s second amended and restated memorandum and articles of association, effective immediately upon consummation of the merger, (i) to change the name of Andina from “Andina Acquisition Corporation” to “Tecnoglass Inc.”; and (ii) to make the existence of Andina perpetual and remove provisions that will no longer be applicable to Andina after the merger. See the sections entitled “The Name Change Proposal” and “The Charter Amendments Proposal.”
•	To approve by special resolution, effective immediately upon consummation of the merger and approval of the name change proposal and charter amendments proposal, the amendment and restatement of Andina’s second amended and restated articles of association to (among other matters) reflect the changes effected by the name change proposal and the charter amendments proposal. Andina’s third amended and restated memorandum and articles of association, as it will appear if the name change proposal, charter amendments proposal and articles restatement proposal are approved, is attached to this proxy statement as Annex B, and Andina encourages its shareholders to read it in its entirety. See the section entitled “The Articles Restatement Proposal.”
•	To approve the 2013 Long-Term Incentive Plan, which is an incentive compensation plan for employees of Andina and its subsidiaries. The incentive compensation plan is attached to this proxy statement as Annex C, and Andina encourages its shareholders to read it in its entirety. See the section entitled “The Incentive Compensation Plan Proposal.”
•	To elect seven directors to Andina’s board of directors, effective upon the consummation of the merger, of whom three will be Class A directors serving until the general meeting of shareholders to be held in 2014, two will be Class B directors serving until the general meeting to be held in 2015 and two will be Class C directors serving until the general meeting to be held in 2016 and, in each case, until their successors are elected and qualified. See the section entitled “The Director Election Proposal.”
•	To approve the convertibility into warrants of promissory notes issued (or to be issued) to Andina’s insiders who have made (or may make prior to the meeting) working capital loans to Andina. See the section entitled “The Note Convertibility Proposal.”
•	To adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote or elections to convert at the time of the extraordinary general meeting, Andina is not authorized to consummate the merger or the closing conditions under the merger agreement are not met. See the section entitled “The Adjournment Proposal.”

•	To approve, on an advisory basis, the executive compensation of Andina’s named executive officers and to select, on an advisory basis, the frequency with which Andina will hold an advisory shareholder vote to approve executive compensation. See the sections entitled “The Say-On-Pay Proposal” and “The Frequency of Say-On-Pay Proposal.”

Pursuant to the merger agreement, the approval of the merger proposal, the name change proposal, the charter amendments proposal and the election of the persons listed herein as nominees for election as directors is a condition to the consummation of the merger. If any one of the merger proposal, the name change proposal or the charter amendments proposal is not approved or if any of the individuals nominated for election herein is not elected as directors (unless, in the case of the name change proposal, the charter amendments proposal or the director election proposal, the applicable condition in the merger agreement has been waived), the other proposals (except the adjournment proposal, as described below) will not be presented to the shareholders for a vote and the merger will not be consummated.

Andina is holding the extraordinary general meeting of its shareholders to consider and vote upon these proposals. This proxy statement contains important information about the proposed merger and the other matters to be acted upon at the extraordinary general meeting. You should read it carefully.

Your vote is important. You are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q.	What vote is required to approve each of the proposals being presented at the meeting?
A.	Pursuant to Andina’s second amended and restated memorandum and articles of association, the approval of the merger proposal will require the affirmative vote of the holders of a majority of the Andina ordinary shares voted on such proposal at the extraordinary general meeting. In addition, the merger will not be consummated if the holders of more than 3,674,999 of the public shares properly demand conversion of their public shares into cash.

The approval by special resolution of the name change proposal, the charter amendments proposal and the articles restatement proposal will require the affirmative vote of the holders of not less than two-thirds of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting.

The approval of the incentive compensation plan proposal, the note convertibility proposal, the adjournment proposal (if presented), and the say-on-pay proposal will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting. The say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee.

The election of directors by ordinary resolution will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting.

The frequency of say-on-pay proposal requires a plurality vote. “Plurality,” in this case, means that the frequency — every one, two or three years — that receives the largest number of affirmative votes is the frequency selected by the shareholders. The frequency of say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee.

Q.	Why is Andina proposing the merger?
A.	Andina was organized to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On March 22, 2012, Andina consummated its initial public offering of 4,000,000 units. Each unit consists of one ordinary share and one warrant to purchase one ordinary share at an exercise price of $8.00 per share. On March 30, 2012, Andina consummated the closing of the sale of 200,000 units which were sold subject to the underwriters’ over-allotment option. The 4,200,000 units sold in the initial public offering, including the 200,000 units sold subject to the over-allotment option, were sold at an offering price of $10.00 per unit, generating total gross proceeds of $42,000,000. Simultaneously with the consummation of the initial public offering, Andina consummated a private placement of 4,800,000 warrants at a price of $0.50 per warrant and options to purchase an aggregate of 900,000 units at a price of $500,100, generating total proceeds of $2,900,100. Of the gross proceeds of the initial public offering and private placements, $42,740,000 (or approximately $10.18 per share) was placed in a trust account at UBS Financial Services Inc., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Andina intends to use funds held in the trust account to pay the holders of its public shares who exercise conversion rights, to pay expenses incurred in connection with the business combination with Tecnoglass Holding, and for working capital and other general corporate purposes after the merger.

Tecnoglass and ES are leading manufacturers of hi-spec, architectural glass and windows for the western hemisphere residential and commercial construction industries. Tecnoglass’ and ES’s tailored, high-end products are found on some of the world’s most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami), and The Woodlands (Houston). Based on its due diligence investigations of Tecnoglass and ES and the industry in which they operate, including the financial and other information provided by Tecnoglass and ES in the course of their negotiations, Andina believes that Tecnoglass and ES have strong growth prospects and found their prior record of profitability and premier projects in the western hemisphere compelling. As a result, Andina believes that a business combination with Tecnoglass and ES will provide Andina shareholders with an opportunity to participate in a leading company with significant growth potential. See the section entitled “The Merger Proposal — Andina’s Board of Directors’ Reasons for Approval of the Merger.”

Pursuant to the terms of Andina’s second amended and restated memorandum and articles of association, if Andina does not complete the merger or another business combination by December 22, 2013, it will automatically be dissolved and liquidated. This will have the same effect as if Andina had formally gone through a voluntary liquidation procedure under the Companies Law (2012 Revision) of the Cayman Islands, which we refer to herein as the “Companies Law.” Accordingly, no vote would be required from Andina’s shareholders to commence such a voluntary winding up and dissolution.

Q.	How will Andina’s initial shareholders vote in connection with the merger proposal?
A.	All of Andina’s initial shareholders, as well as all of its officers and directors, have agreed to vote the ordinary shares owned by them in favor of the merger proposal. Additionally, Andina’s initial shareholders, as well as all of its officers and directors, have agreed not to convert any shares in connection with the shareholder vote to approve the merger. The initial shares currently constitute 20% of the outstanding ordinary shares of Andina. Accordingly, if 2,625,001 ordinary shares are presented and voted at the extraordinary general meeting (representing the minimum number of shares necessary to establish a quorum at the meeting), Andina will need only 1,575,001 public shares to be voted in favor of the merger proposal for the merger to be approved. Andina’s initial shareholders, as of the date of this proxy statement, have not acquired any ordinary shares of Andina in the aftermarket. However, any subsequent purchase by the initial shareholders of ordinary shares in the aftermarket will make it more likely that the merger proposal is approved as such shares would be voted in favor of the merger.
Q.	Do I have conversion rights?
A.	Public shareholders may seek to convert their shares, regardless of whether they vote for or against the merger. All conversions will be effectuated as repurchases under Cayman Islands law. Any public shareholder who affirmatively votes either for or against the merger proposal will have the right to demand that his shares be converted for a full pro rata portion of the amount then in the trust account excluding the initial shares held by the initial shareholders (which was approximately $42,787,000, or approximately $10.19 per share, as of August 31, 2013), less any amounts necessary to pay Andina’s taxes (which were zero, as of August 31, 2013). However, the proceeds held in the trust account could be subject to claims that could take priority over those of Andina’s public shareholders exercising conversion rights, regardless of whether such holders vote for or against the merger proposal. Therefore, the per-share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. A public shareholder will be entitled to receive cash for these shares only if the merger is consummated.

Under section 48.2 of Andina’s second amended and restated memorandum and articles of association, the merger may only be consummated if holders of no more than 3,674,999 of the public shares (representing approximately 87.5% of the public shares) properly demand conversion of their shares into cash.

These rights to demand conversion of the public shares into cash are sometimes referred to herein as “conversion rights.”

Q.	Is there a limit on the number of shares I may convert?
A.	A public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 12.5% or more of public shares. Accordingly, all shares in excess of 12.5% owned by a holder will not be converted to cash. On the other hand, a public shareholder who holds less than 12.5% of the public shares may convert all of the public shares held by him to cash.
Q.	How do I exercise my conversion rights?
A.	If you are a holder of public shares and you seek to convert your shares, you must (i) affirmatively vote either for or against the merger proposal, (ii) demand that Andina convert your shares into cash no later than the close of the vote on the merger proposal, and (iii) deliver your shares to Andina’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System prior to the vote at the meeting. Your vote on any proposal other than the merger proposal will have no impact on the amount you will receive upon exercise of your conversion rights.

If you are a holder of public shares, you may demand conversion rights either by checking the box on the proxy card or by submitting your request in writing to Andina’s transfer agent, at the address listed at the end of this section. If you (i) initially do not vote with respect to the merger proposal but then wish to vote for or against it, or (ii) wish to exercise your conversion rights but initially do not check the box on the proxy card providing for the exercise of your conversion rights and do not send a written request to Andina’s transfer agent to exercise your conversion rights, you may request Andina to send you another proxy card on which you may indicate your intended vote or your intention to exercise your conversion rights. You may make such request by contacting Andina at the phone number or address listed at the end of this section.

Any request for conversion, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the merger proposal at the extraordinary general meeting. If you deliver your shares for conversion to Andina’s transfer agent and later decide prior to the extraordinary general meeting not to elect conversion, you may request that Andina’s transfer agent return the shares (physically or electronically). You may make such request by contacting Andina’s transfer agent at the phone number or address listed at the end of this section.

Any corrected or changed proxy card or written demand of conversion rights must be received by Andina’s secretary prior to the vote taken on the merger proposal at the extraordinary general meeting. No demand for conversion will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent prior to the vote at the meeting.

If a holder of public shares votes for or against the merger proposal, demand is properly made and the shares are delivered as described above, then, if the merger is consummated, Andina will convert these shares for cash. Such amount will be paid promptly upon consummation of the merger. If you exercise your conversion rights, then you will be exchanging your Andina ordinary shares for cash and will no longer own these shares following the merger.

If you are a holder of public shares and you exercise your conversion rights, it will not result in either the exercise or loss of any Andina warrants that you may hold. Your warrants will continue to be outstanding following a conversion of your ordinary shares and will become exercisable upon consummation of the merger. A registration statement must be in effect to allow you to exercise any warrants you may hold or to allow Andina to call the warrants for redemption if the redemption conditions are satisfied. If the merger is not consummated, the warrants will not become exercisable and will be worthless.

Q.	Do I have appraisal rights if I object to the proposed merger?
A.	No. Andina’s shareholders do not have appraisal rights under the Companies Law in connection with the merger or the other proposals.
Q.	What happens to the funds deposited in the trust account after consummation of the merger?
A.	After consummation of the merger, the funds in the trust account will be used to pay holders of the public shares who exercise conversion rights, to pay transaction expenses incurred in connection with the business combination with Tecnoglass Holding, including fees to Andina’s investment bankers in connection with the transaction, and for working capital and general corporate purposes of the combined company.
Q.	What happens if a substantial number of public shareholders vote in favor of the merger proposal and exercise their conversion rights?
A.	Unlike other blank check companies, which require public shareholders to vote against a business combination in order to exercise their conversion rights, Andina’s public shareholders may vote in favor of the business combination and exercise their conversion rights. While Tecnoglass Holding may terminate the merger agreement if Andina does not have an aggregate of at least $33,500,000 of cash either in or outside the trust account, after giving effect to the aggregate amount payable to converting shareholders and after payment of transaction expenses of Andina and Tecnoglass Holding not to exceed $5,000,000, Tecnoglass Holding may elect to consummate the merger even where this condition is not met. Accordingly, the merger may be consummated even though the funds available from the trust account and the number of public shareholders are substantially reduced as a result of conversions by public shareholders. With fewer public shares and public shareholders, the trading market for Andina ordinary shares may be less liquid and Andina may not be able to meet the listing standards for Nasdaq or another national securities exchange. With fewer funds available from the trust account, any working capital infusion into Tecnoglass Holding’s business as a result of the merger may be reduced or eliminated. There can be no assurance that the working capital available to the combined company after the merger will be sufficient for its future operations or that the amount of any increase in working capital available to the combined company will be adequate to pursue its strategy for growth. See the section entitled “Management's Discussion and Analysis of Financial Condition and Results of Operations of Tecnoglass and ES — Liquidity and Capital Resources.”
Q.	What happens if the merger is not consummated?
A.	If Andina does not complete the merger or another business combination by December 22, 2013, it will trigger Andina’s automatic dissolution and liquidation pursuant to the terms of its second amended and restated memorandum and articles of association. As a result, this has the same effect as if Andina had formally gone through a voluntary liquidation procedure under the Companies Law. Accordingly, no vote would be required from Andina’s shareholders to commence such a voluntary winding up and dissolution.

The amount in the trust account (less $420 representing the aggregate nominal par value of the public shares) under the Companies Law will be treated as share premium which is distributable under the Companies Law provided that immediately following the date on which the distribution is proposed to be made, Andina is able to pay its debts as they fall due in the ordinary course of business.

If Andina is forced to liquidate the trust account, pursuant to Section 48.3 of Andina’s second amended and restated memorandum and articles of association, a holder of public shares that votes in favor of the merger with Tecnoglass Holding or the last business combination presented to Andina’s shareholders for approval will receive its full pro rata share of the trust account upon liquidation, while a holder of public shares that votes against the merger with Tecnoglass Holding or the last business combination presented to Andina’s shareholders for approval will receive only approximately $10.18 per share. As of August 31, 2013, the amount in the trust account was approximately $42,787,000, or approximately $10.19 per share. Prior to such distribution, Andina would be required to assess all claims that may be potentially brought against it by its creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over its public shareholders with respect to amounts that are owed to them. Andina cannot assure its shareholders that it will properly assess all claims that may be potentially brought against it.

Each of Andina’s initial shareholders has agreed to waive its rights to participate in any liquidation of the trust account or other assets with respect to the initial shares.

A. Lorne Weil, Andina’s non-executive chairman of the board, has personally agreed that, if Andina liquidates the trust account prior to the consummation of a business combination, he will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina in excess of amounts held by Andina outside the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account. Andina cannot assure its shareholders that Mr. Weil will be able to satisfy those obligations if he is required to do so. See the section entitled “Other Information Related to Andina — Liquidation If No Business Combination” for additional information.

There will be no distribution from the trust account with respect to Andina’s warrants. If the merger is not consummated, the warrants will not become exercisable and will expire worthless.

Q.	When do you expect the merger to be completed?
A.	It is currently anticipated that the merger will be consummated promptly following the Andina extraordinary general meeting on December [• ], 2013. For a description of the conditions for the completion of the merger, see the section entitled “The Merger Agreement — Conditions to the Closing of the Merger.”
Q.	What do I need to do now?
A.	Andina urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the merger will affect you as a shareholder of Andina. Shareholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q.	How do I vote?
A.	If you are a holder of record of Andina ordinary shares, you may vote in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a legal proxy from your broker, bank or nominee.

Unless you provide instructions as to how to vote your shares or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” all of the proposals.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A.	No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.	May I change my vote after I have mailed my signed proxy card?
A.	Yes. Send a later-dated, signed proxy card to Andina’s secretary at the address set forth below so that it is received by Andina’s secretary prior to the vote at the extraordinary general meeting or attend the extraordinary general meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Andina’s secretary, which must be received by Andina’s secretary prior to the vote at the extraordinary general meeting.
Q.	What should I do with my share certificates?
A.	Andina shareholders who do not elect to have their shares converted for a pro rata share of the trust account should not submit their share certificates now or after the merger, because their shares will not be converted or exchanged in the merger. Andina shareholders who exercise their conversion rights must deliver their share certificates to Andina’s transfer agent (either physically or electronically) prior to the vote at the meeting.
Q.	What should I do if I receive more than one set of voting materials?
A.	Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Andina shares.
Q.	Who can help answer my questions?
A.	If you have questions about the merger or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Tel: (212) 371-8660
Fax: (212) 421-1278

or:

[Proxy solicitor]
[          ]
[          ]
Tel: [          ]
Fax: [          ]

You may also obtain additional information about Andina from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek conversion of your shares, you will need to deliver your share (either physically or electronically) to Andina’s transfer agent at the address below prior to the vote at the extraordinary general meeting. If you have questions regarding the certification of your position or delivery of your share, please contact:

Mr. Mark Zimkind
Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
E-mail: mzimkind@continentalshare.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the extraordinary general meeting, including the merger, you should read this entire document carefully, including the merger agreement attached as Annex A to this proxy statement. The merger agreement is the legal document that governs the merger and the other transactions that will be undertaken in connection with the merger. It is also described in detail in this proxy statement in the section entitled “The Merger Agreement.”

The Parties

Andina

Andina Acquisition Corporation is a blank check exempted company incorporated in the Cayman Islands on September 21, 2011 in order to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On March 22, 2012, Andina closed its initial public offering of 4,000,000 units, with each unit consisting of one ordinary share of Andina and one warrant to purchase one ordinary share of Andina at an exercise price of $8.00 per share. On March 30, 2012, Andina consummated the closing of the sale of an additional 200,000 units which were sold subject to the underwriters’ over-allotment option. The 4,200,000 units sold in the initial public offering, including the units sold subject to the over-allotment option, were sold at an offering price of $10.00 per unit, generating total gross proceeds of $42,000,000. Simultaneously with the consummation of the initial public offering, Andina consummated a private placement of 4,800,000 warrants at a price of $0.50 per warrant and options to purchase an aggregate of 900,000 units at a price of $500,100, generating total proceeds of $2,900,100. After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to Andina from the offering were $43,163,000 (which includes the $2,900,100 Andina received from the sale of warrants and the underwriters’ unit purchase options), of which $42,740,000 was deposited into the trust account. The remaining proceeds of $423,000 became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The initial public offering was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-178061), that became effective on March 16, 2012. As of August 31, 2013, there was approximately $42,787,000 held in the trust account.

The funds held in the trust account will be used to pay the holders of the public shares who exercise conversion rights and to pay expenses incurred in connection with the business combination, including fees to Andina’s investment bankers in connection with the business combination. The remaining proceeds will be used for working capital and general corporate purposes, including funding for organic growth and acquisitions.

If Andina does not complete the merger by December 22, 2013, it will liquidate the trust account, as described in the section entitled “Other Information Related to Andina — Liquidation If No Business Combination,” and dissolve.

Andina’s ordinary shares, warrants and units are listed on Nasdaq under the symbol ANDA, ANDAW and ANDAU, respectively. As required by the merger agreement, prior to consummation of the transaction, Andina will cause public trading of its units to cease and be mandatorily separated into their component parts (one ordinary share of Andina and one warrant to purchase one ordinary share of Andina).

The mailing address of Andina’s principal executive office is Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia. Its telephone number is (646) 684-3045 and its web address is www.andinaacquisition.com. We do not intend for information contained in Andina’s website to be a part of this proxy statement. After the consummation of the merger, Andina’s principal executive office will be that of Tecnoglass Holding, which will be at Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia and its telephone number will be [•].

Merger Sub

Andina Merger Sub, Inc. is a wholly-owned subsidiary of Andina formed solely for the purpose of effecting the merger with Tecnoglass Holding described herein. Merger Sub was incorporated in the Cayman Islands on August 2, 2013. Merger Sub owns no material assets and does not operate any business.

The mailing address of Merger Sub’s principal executive office is Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia. Its telephone number is (646) 684-3045. After the consummation of the merger, Merger Sub will be merged with and into Tecnoglass Holding.

Tecnoglass and ES

Tecnoglass and ES are leading Colombian manufacturers of glass and windows for architectural and industrial use. Tecnoglass offers a comprehensive line of glass and aluminum products, such as tempered glass, laminated glass, acoustic glass, curved glass and other glass products. This glass is then either sold to outside customers or used by ES to manufacture glass and windows for residential and commercial construction industries.

Tecnoglass and ES are affiliated companies that were founded by Christian T. Daes and José M. Daes, two brothers who currently own and control these companies. Tecnoglass and ES share certain principal directors, officers and shareholders and share a manufacturing complex and headquarters in Colombia, South America. Joaquín F. Fernández serves as Chief Financial Officer of both Tecnoglass and ES. Tecnoglass and ES have a number of shareholders in common and ES is the largest shareholder of Tecnoglass. Additionally, approximately 30% of Tecnoglass’ products are supplied to ES for installation in various window-related products that ES manufactures. Although the customer bases of Tecnoglass and ES are largely distinct within the commercial construction market, from time to time Tecnoglass and ES will coordinate in the research, development and pricing of certain of their products.

For the years ended December 31, 2012 and 2011, Tecnoglass’ revenues included sales to ES, such sales to ES aggregating $28.3 million and $20.2 million, respectively. For the six months ended June 30, 2013 and 2012, sales to ES aggregated $17.4 million and $12.2 million, respectively. All sales from Tecnoglass to ES are made at the same prices as to other customers.

Tecnoglass and ES export 43% of their production to foreign countries and sell to over 300 customers in North, Central and South America. The United States accounted for approximately 30% of their combined revenues in 2012. Technoglass’ and ES’s tailored, high-end products are found on some of the world’s most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami) and The Woodlands (Houston).

Tecnoglass’ and ES’s headquarters are located in Barranquilla, Colombia, where they operate a 1.2 million square foot, vertically-integrated manufacturing complex. This location allows them to access Latin America, Caribbean, North America and Pacific markets through nearby Caribbean ports, including the ports at Barranquilla, Cartagena and Santa Maria.

Tecnoglass’ and ES’s principal executive offices are located at Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia. Their telephone numbers are (57)(5) 3734000 and (57)(5) 3664600, respectively, and their web address is www.tecnoglass.com and www.energiasolarsa.com, respectively. We do not intend for information contained in Tecnoglass’ or ES’s websites to be a part of this proxy statement.

Emerging Growth Company

Andina is, and is anticipated to remain post-transaction, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (or JOBS Act), and is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved.

In addition, Section 107 of the JOBS Act provides that an emerging growth company can take advantage of an extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. However, Andina has irrevocably opted not to take advantage of such extended transition period, and will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Andina could remain an emerging growth company until the last day of Andina’s fiscal year following March 22, 2017 (the fifth anniversary of the consummation of Andina’s initial public offering). However, if Andina’s non-convertible debt issued within a three-year period or its total revenues exceed $1 billion or the market value of its shares of common stock that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, Andina would cease to be an emerging growth company as of the following fiscal year.

The Merger Proposal

The merger agreement provides for a business combination transaction by means of the merger of Merger Sub into Tecnoglass Holding, with Tecnoglass Holding surviving and remaining as a wholly-owned subsidiary of Andina. In connection with the merger, assuming approval of the name change proposal, Andina will change its name to “Tecnoglass Inc.”

Under the merger agreement, the Tecnoglass Holding shareholders will receive: (i) an aggregate of 20,926,965 ordinary shares of Andina at the closing and (ii) 3,000,000 additional ordinary shares, which we sometimes refer to as “earnout shares,” of Andina which will be released after the closing based on the achievement of specified share price and earnings targets described below. Following the merger, the holders immediately prior to the merger of Tecnoglass Holding ordinary shares will have only the right to receive their allocable share of the ordinary share merger consideration, and all of the Tecnoglass Holding share capital outstanding immediately prior to the merger will be cancelled. Based upon a market price of $10.14 per ordinary share of Andina on October 31, 2013, the Tecnoglass shareholders will receive total merger consideration of approximately $212.2 million at the closing and could receive up to approximately an additional $30.4 million after the closing.

The earnout shares have been issued and placed in escrow to be released to Tecnoglass Holding’s shareholders upon the achievement of specified share price targets or targets based on Tecnoglass Holding’s net earnings before interest income or expense, income taxes, depreciation, amortization and any expenses arising solely from the merger charged to income (“EBITDA”) in the fiscal years ending December 31, 2014, 2015 or 2016. The following table sets forth the targets and the number of earnout shares issuable to Tecnoglass Holding shareholders upon the achievement of such targets:

	Ordinary Share Price Target	EBITDA Target		Number of Earnout Shares
		Minimum	Maximum	Minimum	Maximum
Fiscal year ending 12/31/14	$12.00 per share	$30,000,000	$36,000,000	416,667	500,000
Fiscal year ending 12/31/15	$13.00 per share	$35,000,000	$40,000,000	875,000	1,000,000
Fiscal year ending 12/31/16	$15.00 per share	$40,000,000	$45,000,000	1,333,333	1,500,000

If either the ordinary share target or the maximum EBITDA target is met in any fiscal year, the Tecnoglass Holding shareholders receive the maximum number of earnout shares indicated for the year.

In the event the ordinary share target is not met but the combined company’s EBITDA falls within the minimum and maximum EBITDA target for a specified year, the number of earnout shares to be issued will be interpolated between such targets.

In the event neither the ordinary share target nor the minimum EBITDA target is met in a particular year, but a subsequent year’s share price or EBITDA target is met, the Tecnoglass Holding shareholders will earn the earnout shares for the previous year as if the prior year’s target had been met.

Andina and the Tecnoglass Holding shareholders have agreed to indemnify and hold harmless the other for their inaccuracies or breaches of the representations and warranties or for the non-fulfillment or breach of any covenant or agreement contained in the merger agreement and for certain other matters. To provide a fund for payment to Andina with respect to its post-closing rights to indemnification under the Merger Agreement, there will be placed in escrow (with an independent escrow agent) an aggregate of 890,000 of the ordinary shares issuable to the Tecnoglass Holding shareholders at closing. The escrow fund will be the sole remedy for Andina for its rights to indemnification under the merger agreement. On the date that is the earlier of (i) 30 days after the date on which Andina has filed its Annual Report on Form 10-K for its 2014 fiscal year or (ii) June 30, 2015, the shares remaining in such escrow fund will be released to the Tecnoglass Holding shareholders except for any shares subject to pending claims and certain other matters. See the section entitled “The Merger Proposal — Indemnification of Andina and Tecnoglass Holding Shareholders.”

Andina and Tecnoglass Holding plan to complete the merger promptly after the Andina extraordinary general meeting, provided that:

•	Andina’s shareholders have approved the merger proposal;
•	holders of more than 87.5% of the public shares do not exercise their conversion rights; and
•	the other conditions specified in the merger agreement have been satisfied or waived.

After consideration of the factors identified and discussed in the section entitled “The Merger Proposal — Andina’s Board of Directors’ Reasons for Approval of the Merger,” Andina’s board of directors concluded that the merger met all of the requirements disclosed in the prospectus for its initial public offering, including that such business had a fair market value of at least 80% of the balance of the funds in the trust account at the time of execution of the merger agreement. In reaching such conclusion, the board of directors determined the fair market value of the business of Tecnoglass and ES without seeking a third party valuation.

Post-Business Combination Structure

The following is a chart demonstrating the post-business combination structure of the combined company, as well as a table demonstrating the ownership amounts of each of the Andina initial shareholders, the Andina public shareholders and the Tecnoglass/ES shareholders.

(1)	For purposes of presentation, Tecnoglass S.A. and C.I. Energia Solar S.A. ES Windows are being presented as being directly owned by Tecnoglass Holding. However, as required by Colombian corporate law, the stock of each of such entities will actually be held by five holding companies, each of which shall be wholly owned by Tecnoglass Holding. These five holding companies serve no purpose other than to satisfy the Colombian corporate requirement to have at least five stockholders of each Colombian company.

Pro Forma Share Ownership

	Assuming Maximum Shares Converted Under Charter	Assuming Maximum Shares Converted Under Merger Agreement	Assuming No Conversions
Andina Sponsor / Insider Shares	1,050,000	1,050,000	1,050,000
Andina Public Shares	525,001	3,783,488	4,200,000
Andina Total Shares	1,575,001	4,833,488	5,250,000
ES/TG Holder Shares	20,926,965	20,926,965	20,926,965
Total Shares	22,501,966	25,760,453	26,176,965

Upon consummation of the merger, assuming that no shareholders of Andina elects to convert their public shares into cash, the Tecnoglass Holding shareholders will own approximately 79.9% of the ordinary shares of Andina to be outstanding immediately after the merger and the other Andina shareholders will own approximately 20.1% of Andina’s outstanding ordinary shares, in each case based on the Andina ordinary shares outstanding as of August 31, 2013. If the maximum number of public shares are converted into cash as permitted under the merger agreement leaving $33,500,000 in trust (after taking into account the payment of transaction costs incurred by Andina and Tecnoglass Holding of up to $5,000,000 in the aggregate), such percentages will be approximately 81.2% and 18.8%, respectively. If the maximum number of public shares are converted into cash as permitted by Andina’s amended and restated memorandum and articles of association, such percentages will be approximately 93.0% and 7.0%, respectively. The foregoing does not take into account earnout shares that would be released to Tecnoglass Holding’s shareholders upon achievement of any earnout targets, or the shares underlying the Andina warrants that are presently outstanding or the shares underlying the warrants that may be issued to the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, a trust of which Andina’s non-executive chairman of the board, his spouse and his descendants are among the beneficiaries, upon conversion, if Andina’s shareholder’s approve the note convertibility proposal, of certain promissory notes held by it. In addition, all of these percentages assume that none of the Tecnoglass Holding shareholders exercises appraisal rights. To the extent appraisal rights are exercised, the percentage of Andina ordinary shares owned by the Tecnoglass Holding shareholders immediately after the merger would decrease and that owned by the Andina shareholders would increase.

If the merger proposal is not approved by Andina’s shareholders at the extraordinary general meeting, the other proposals (except an adjournment proposal, as discussed below) will not be presented at the extraordinary general meeting for a vote.

The Name Change Proposal, the Charter Amendments Proposal and the Articles Restatement Proposal

The proposed amendments to Andina’s second amended and restated memorandum and articles of association addressed by the name change proposal and charter amendments proposal would, effective immediately upon consummation of the merger, (i) change Andina’s name to “Tecnoglass Inc.,” (ii) delete portions of Sections 3.3 and 8.1, (iii) delete Section 48 in its entirety, except for Section 48.11 which will be moved to Section 26.2, and (iv) delete definitions in Section 1.1 corresponding to terms used only in the deleted portions. The articles restatement proposal would reflect the name change proposal and charter amendments proposal in a third amended and restated memorandum and articles of association to be effective immediately upon consummation of the merger and approval of the name change proposal and charter amendments proposal. See the sections entitled “The Name Change Proposal,” “The Charter Amendments Proposal” and “The Articles Restatement Proposal.”

If the name change proposal and the charter amendments proposal are not approved by Andina’s shareholders at the extraordinary general meeting (and the applicable condition in the merger agreement is not waived), the other proposals (except an adjournment proposal, as discussed below) will not be presented to the meeting for a vote.

The Incentive Compensation Plan Proposal

The proposed 2013 Long-Term Incentive Plan will reserve a number of Andina ordinary shares for issuance in accordance with the plan’s terms in an amount equal to 6% of the ordinary shares outstanding immediately after the closing of the merger (which, for this purpose, will include the full amount of earnout shares). The purpose of the plan is to enable Andina to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to Andina have been, are or will be important to the success of Andina, an opportunity to acquire a proprietary interest in Andina. The various types of incentive awards that may be provided under the plan are intended to enable Andina to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business. The plan is attached to this proxy statement as Annex C. You are encouraged to read the plan in its entirety. See the section entitled “The Incentive Compensation Plan Proposal.”

The Director Election Proposal

At the extraordinary general meeting, seven directors will be elected to Andina’s board of directors, effective upon the consummation of the merger, of whom three will be Class A directors serving until the annual general meeting of shareholders to be held in 2014, two will be Class B directors serving until the annual general meeting of shareholders to be held in 2015 and two will be Class C directors serving until the annual general meeting of shareholders to be held in 2016 and, in each case, until their successors are elected and qualified. Upon consummation of the merger, if the individuals nominated by Andina’s nominating committee are elected, the directors of Andina will be as follows:

•	Class A (serving until 2014): Samuel R. Azout, Juan Carlos Vilarino and Martha (Stormy) L. Byorum;
•	Class B (serving until 2015): Christian T. Daes and Julio A. Torres; and
•	Class C (serving until 2016): Jose M. Daes and A. Lorne Weil.

Upon the consummation of the merger, the executive officers of Andina will be Jose M. Daes, who will become Chief Executive Officer of Andina, Christian Daes, who will become Chief Operating Officer of Andina, and Joaquin Fernandez, who will become Chief Financial Officer of Andina. Each of such persons will enter into an employment agreement with Andina on consummation of the merger. See the section entitled “The Director Election Proposal.”

The Note Convertibility Proposal

The A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, a trust of which Andina’s non-executive chairman of the board, his spouse and his descendants are beneficiaries, loaned Andina $100,000 in May 2013 to finance Andina’s activities in seeking a business combination. Such loan is non-interest bearing and evidenced by a promissory note issued by Andina, which allows the holder, upon its election, to convert the principal balance into Andina warrants at a price of $0.50 per warrant. Prior to consummation of the merger in order to meet Andina’s working capital needs prior to the closing of the merger, Andina may borrow additional funds from its directors, executive officers, initial shareholders and their affiliates. Such funds may not be borrowed to meet the requirement of the merger agreement that Andina have $33,500,000 cash on hand at closing or to pay shareholders exercising their conversion rights. Any such additional loans would be made on substantially the same terms as the loan made by the trust in May 2013, except that pursuant to the merger agreement, such notes would be convertible only upon the express written consent of Tecnoglass Holding. Notwithstanding the foregoing, any such notes issued (or to be issued) may not be converted unless, if required by Nasdaq listing rules, shareholder approval of such conversion is obtained by Andina. The purpose of the note convertibility proposal is for the shareholders of Andina to approve conversion of the outstanding note and, if approved by Tecnoglass Holding, any future notes to be issued in connection with working capital loans made by Andina’s directors, executive officers, initial shareholders or their affiliates. See the section entitled “The Note Convertibility Proposal.”

The Adjournment Proposal

If, based upon the tabulated vote or elections to convert at the time of the extraordinary general meeting, Andina is not authorized to consummate the merger or the closing conditions under the merger agreement are not met, Andina’s board of directors may submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies. See the section entitled “The Adjournment Proposal.”

The Say-On-Pay Proposal

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and rules promulgated by the SEC thereunder enable Andina’s shareholders to vote to approve, on an advisory basis, the compensation of Andina’s “named executive officers” (as defined in Item 402 of Regulation S-K promulgated under the Exchange Act) as disclosed in this proxy statement in accordance with the SEC’s rules. This vote is sometimes referred to as the “say-on-pay vote.” The say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee. See the section entitled “The Say-On-Pay Proposal.”

The Frequency of Say-On-Pay Proposal

The Dodd-Frank Act enables Andina’s shareholders to indicate, at least once every six years, how frequently they believe Andina should conduct a say-on-pay vote. The options are to conduct the say-on-pay vote every one, two or three years. This vote is sometimes referred to as the “frequency of say-on-pay vote.” After careful consideration, Andina has determined that a three-year cycle is consistent with its policies and practices for evaluating and determining compensation of its named executive officers. The frequency of say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee. See the section entitled “The Frequency of Say-On-Pay Proposal.”

Andina Initial Shareholders

As of the record date, Andina’s initial shareholders beneficially owned and were entitled to vote an aggregate of 1,050,000 initial shares that were issued prior to Andina’s initial public offering. The initial shares issued to the Andina initial shareholders currently constitute 20% of the outstanding ordinary shares of Andina. The initial shareholders are A. Lorne Weil, a member of the board of directors; Julio A. Torres, a member of the board of directors and Andina’s former co-chief executive officer; Martha L. Byorum, a member of the board of directors; Capital Advisory Partners L.A., an affiliate of Dr. Rudolf M. Hommes, a member of the board of directors; Eduardo R. Salom, a member of the board of directors and Andina’s former co-chief executive officer; B. Luke Weil, Andina’s chief executive officer; and Eric Carrera, Robert Stevens and LWEH LLC.

In connection with the initial public offering, Andina and EarlyBirdCapital, Inc. (“EarlyBirdCapital”), the representative of the underwriters of the initial public offering, entered into agreements with each of the Andina initial shareholders pursuant to which each Andina initial shareholder agreed to vote the initial shares, as well as any Andina ordinary shares acquired in the aftermarket, in favor of the merger proposal. The Andina initial shareholders have also indicated that they intend to vote their initial shares in favor of all other proposals being presented at the meeting. The initial shares have no right to participate in any liquidation of the trust account or other assets and will be worthless if no business combination is effected by Andina. In connection with the initial public offering, the Andina initial shareholders entered into an escrow agreement pursuant to which, subject to certain exceptions, their initial shares will be held until one year after the date of the consummation of the merger (or another initial business combination) or earlier if, subsequent to the merger (or other initial business combination), Andina consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of its shareholders having the right to exchange their ordinary shares for cash, securities or other property.

The Andina initial shareholders have not purchased any ordinary shares in the open market. If the Andina initial shareholders believe it would be desirable for them or their affiliates to purchase additional shares in advance of the extraordinary general meeting, they may do so. Such determination would be based on factors such as the likelihood of approval or disapproval of the merger proposal, the number of shares for which conversion may be requested and the financial resources available to such prospective purchasers.

Date, Time and Place of Extraordinary General Meeting of Andina’s Shareholders

The extraordinary general meeting of shareholders will be held on December [•  ], 2013, at [    ] [ ].m., Eastern Time, at the offices of Graubard Miller, Andina’s U.S. counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, to consider and vote upon the merger proposal, the name change proposal, the charter amendments proposal, the articles restatement proposal, the incentive compensation plan proposal, the director election proposal, the note convertibility proposal, the say-on-pay proposal and the frequency of say-on-pay proposal. The adjournment proposal may be presented, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote or elections to convert at the time of the extraordinary general meeting, Andina is not authorized to consummate the merger or the closing conditions under the merger agreement are not met.

Voting Power; Record Date

Shareholders will be entitled to vote or direct votes to be cast at the extraordinary general meeting if they owned Andina ordinary shares at the close of business on November 22, 2013, which is the record date for the meeting. Shareholders will have one vote for each Andina ordinary share owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Andina warrants do not have voting rights. On the record date, there were 5,250,000 Andina ordinary shares outstanding, of which 4,200,000 were public shares and 1,050,000 were initial shares held by the Andina initial shareholders.

Unless you provide instructions as to how to vote your shares or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” all of the proposals.

Quorum and Vote of Andina Shareholders

A quorum of shareholders is necessary to transact business at a general meeting. The presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the holders of a majority of the Andina ordinary shares constitutes a quorum. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. The Andina initial shareholders hold 20% of the Andina ordinary shares outstanding. Such shares, as well as any additional shares acquired in the aftermarket by the Andina initial shareholders, will be voted in favor of the merger proposal and all of the other proposals. The proposals presented at the special meeting will require the following votes:

•	Pursuant to Andina’s second amended and restated memorandum and articles of association, the approval of the merger proposal will require the affirmative vote of the holders of a majority of the Andina ordinary shares voted on such proposal at the extraordinary general meeting. In addition, the merger will not be consummated if the holders of more than 3,674,999 of the public shares properly demand conversion of their public shares into cash.
•	The approval by special resolution of the name change proposal, the charter amendments proposal and the articles restatement proposal will require the affirmative vote of the holders of not less than two-thirds of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting.
•	The approval of the incentive compensation plan proposal, the note convertibility proposal, the adjournment proposal (if presented), and the say-on-pay proposal will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting. The say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee.
•	The election of directors by ordinary resolution will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting.
•	The frequency of say-on-pay proposal requires a plurality vote. “Plurality,” in this case, means that the frequency — every one, two or three years — that receives the largest number of affirmative votes is the frequency selected by the shareholders. The frequency of say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee.

Abstentions will have the same effect as a vote “AGAINST” the merger proposal, the name change proposal, the charter amendments proposal, the articles restatement proposal, the incentive compensation plan proposal, the note convertibility proposal, the adjournment proposal (if presented), and the say-on-pay proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the merger proposal, the name change proposal, the charter amendments proposal, the incentive compensation plan proposal, an adjournment proposal, the say-on-pay proposal or the frequency of say-on-pay proposal. Please note that holders of the public shares cannot seek conversion of their shares unless they affirmatively vote for or against the merger proposal.

Proposals Conditioned on Approval of Other Proposals

Pursuant to the merger agreement, the merger is conditioned upon approval of the merger proposal, the name change proposal, the charter amendments and the election of the persons listed herein as nominees for election as directors but not upon the approval of the articles restatement proposal, the incentive compensation plan proposal, the note convertibility proposal, the say-on-pay proposal or the frequency of the say-on-pay proposal. However, the articles restatement proposal, the incentive compensation plan proposal, the note convertibility proposal, the say-on-pay proposal and the frequency of say-on-pay proposal will not be presented for a vote at the special meeting unless all of the merger proposal, the name change proposal and the charter amendments proposal is approved and the nominees for election as directors are so nominated (or, in the case of the name change proposal, the charter amendments proposal and the director election proposal, the applicable condition in the merger agreement is waived).

Conversion Rights

Public shareholders may seek to convert their shares, regardless of whether they vote for or against the merger. All conversions will be effectuated as repurchases under Cayman Islands law. Any public shareholder who affirmatively votes either for or against the merger proposal will have the right to demand that his shares be converted for a full pro rata portion of the amount then in the trust account (which was approximately $42,787,000, or approximately $10.19 per share, as of August 31, 2013), less any amounts necessary to pay Andina’s taxes (which were zero, as of August 31, 2013). A public shareholder will be entitled to receive cash for these shares only if the merger is consummated.

A public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 12.5% or more of the public shares. Accordingly, all shares in excess of 12.5% owned by a holder will not be converted to cash. On the other hand, a public shareholder who holds less than 12.5% of the public shares may convert all of the public shares held by him to cash.

If you are a holder of public shares and you seek to convert your shares, you must (i) affirmatively vote either for or against the merger proposal, (ii) demand that Andina convert your shares into cash no later than the close of the vote on the merger proposal, and (iii) deliver your shares to Andina’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System prior to the vote at the meeting.

If a holder of public shares votes for or against the merger proposal, demand is properly made and the shares are delivered as described above, then, if the merger is consummated, Andina will convert these shares for cash. If you exercise your conversion rights, then you will be exchanging your shares of Andina ordinary shares for cash and will no longer own these shares following the merger.

The conversion rights for a holder of public shares who votes against the merger proposal, as set forth in this proxy statement, are different than the conversion rights for such a holder, as set forth in the prospectus for Andina’s initial public offering. As set forth in the prospectus, a holder of public shares who voted against the merger and who elected to exercise conversion rights would have been entitled to receive only $10.18 upon consummation of such merger, rather than a full pro rata portion of the trust account, less any amounts necessary to pay Andina’s taxes. Because Nasdaq objects to the payment of a different amount to such holders, Andina determined to pay such holders who vote against the merger and elect to exercise conversion rights the full pro rata portion of the trust account in order to remain listed on Nasdaq.

If Andina is unable to complete the merger or another business combination by December 22, 2013, it will trigger Andina’s automatic dissolution and liquidation pursuant to the terms of its second amended and restated memorandum and articles of association. As a result, this has the same effect as if Andina had formally gone through a voluntary liquidation procedure under the Companies Law.

Pursuant to Section 48.3 of Andina’s second amended and restated memorandum and articles of association, if Andina is forced to liquidate the trust account, a holder of public shares that votes against the merger with Tecnoglass Holding or the last business combination presented to Andina’s shareholders for approval, or that abstains from voting on such merger proposal, will receive only approximately $10.18 per share upon liquidation of the trust account. A holder of public shares who votes in favor of the merger with Tecnoglass Holding or the last business combination presented to Andina’s shareholders for approval, however, will be entitled to receive its full pro rata share of the trust account upon liquidation. A full pro rata share of the trust account that a holder would receive upon liquidation in the event a business combination is not effected in the required period may be more or less than the estimated $10.18 per share that a holder that votes in favor of the merger proposal would receive upon conversion of its shares in connection with the merger because (i) there will be greater earned interest in the trust account at the time of the liquidation since it would occur at a later date than a conversion and (ii) Andina may incur expenses it otherwise would not incur if Andina consummates the merger, including, potentially, claims requiring payment from the trust account by creditors who have not waived their rights against the trust account.

A. Lorne Weil has personally agreed that, if Andina liquidates the trust account prior to the consummation of the merger or another business combination, he will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina in excess of the net proceeds of the initial public offering not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account. Andina cannot assure its shareholders that Mr. Weil will be able to satisfy those obligations if he is required to do so. See the section entitled “Other Information Related to Andina — Liquidation If No Business Combination” for additional information.

The merger will not be consummated if holders of more than 3,674,999 of the public shares (representing approximately 87.5% of the public shares) properly demand conversion of their shares into cash.

Appraisal Rights

Andina’s shareholders do not have appraisal rights under the Companies Law in connection with the merger or the other proposals.

Proxy Solicitation

Andina is soliciting proxies on behalf of its board of directors. Andina will bear all of the costs of the solicitation.

Proxies may be solicited by mail, telephone or in person. Andina has engaged [    ] to assist in the solicitation of proxies. If a shareholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A shareholder may also change its vote by submitting a later-dated proxy as described in the section entitled “Extraordinary General Meeting of Andina Shareholders — Revoking Your Proxy.”

Interests of Andina’s Directors and Officers and Others in the Merger

When you consider the recommendation of Andina’s board of directors in favor of approval of the merger proposal and the other proposals, you should keep in mind that Andina’s initial shareholders, including its directors and officers, have interests in such proposals that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the merger or another business combination is not consummated by December 22, 2013, Andina will automatically liquidate the trust account and dissolve. In such event, the 1,050,000 initial shares held by Andina’s initial shareholders, including its directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to Andina’s initial public offering, would be worthless because Andina’s initial shareholders are not entitled to participate in any redemption distribution with respect to such shares. Such shares had an aggregate market value of $10,647,000 based upon the closing price of $10.14 per share on Nasdaq on October 31, 2013.
•	Certain of Andina’s initial shareholders (or their affiliates) and Graubard Miller, Andina’s U.S. counsel, purchased an aggregate of 4,800,000 insider warrants from Andina for an aggregate purchase price of $2,400,000 (or $0.50 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of Andina’s initial public offering. These insider warrants are identical to the warrants sold in Andina’s initial public offering, except that the insider warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are not redeemable by Andina, in each case so long as they are still held by the initial purchasers or their affiliates. Such warrants had an aggregate market value of $2,400,000, based on the closing price of $0.50 per warrant on Nasdaq on October 31, 2013. All of the warrants will become worthless if the merger is not consummated (as will the remainder of the public warrants).
•	The transactions contemplated by the merger agreement provide that A. Lorne Weil, Julio A. Torres and Martha L. Byorum will be directors of Andina. As such, in the future each will receive any cash fees, share options or share awards that the Andina board of directors determines to pay to its non-executive directors.
•	If a business combination is not consummated within the required time period, A. Lorne Weil, Andina’s non-executive chairman of the board, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina, but only if such a vendor or target business has not executed such a waiver.
•	On May 20, 2013, the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, a trust of which Andina’s non-executive chairman of the board, his spouse and his descendants are beneficiaries, loaned Andina $100,000. The loan is non interest bearing and is payable at the consummation of a business combination. The directors, executive officers and initial shareholders of Andina and their affiliates may loan additional funds to Andina in the future on substantially similar terms in order to meet Andina’s working capital needs prior to the closing of the merger. If Andina fails to consummate a business combination, the loans would become unsecured liabilities of Andina; however, the lenders, on behalf of themselves and their affiliates, have waived any claim against the trust account. Accordingly, Andina will most likely not be able to repay these loans if the merger is not completed.
•	Andina’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Andina’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Andina fails to consummate the business combination, they will not have any claim against the trust account for the reimbursement of these expenses. Accordingly, Andina will most likely not be able to reimburse these expenses if the merger is not completed. As of November 22, 2013, Andina’s officers, directors, initial shareholders and their affiliates had incurred approximately $[•] of unpaid reimbursable expenses.

At any time prior to the extraordinary general meeting, during a period when they are not then aware of any material nonpublic information regarding Andina or its securities, the Andina initial shareholders or Tecnoglass Holding’s shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or they may enter into transactions with such investors and others to provide them with incentives to acquire Andina’s ordinary shares or vote their shares in favor of the merger proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the shares present and entitled to vote at the extraordinary general meeting to approve the merger proposal vote in its favor and that holders of 87.5% or fewer of the public shares demand conversion of their public shares into cash, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the Andina initial shareholders for nominal value.

Entering into any such arrangements may have a depressive effect on Andina’s ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the extraordinary general meeting.

If such transactions are effected, the consequence could be to cause the merger to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the merger proposal and other proposals to be presented at the extraordinary general meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of more than 87.5% of the public shares will exercise their conversion rights.

As of the date of this proxy statement, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Andina will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the merger and charter amendments proposal or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

Recommendation to Shareholders

Andina’s board of directors believes that the merger proposal and the other proposals to be presented at the extraordinary general meeting are fair to and in the best interest of Andina’s shareholders and unanimously recommends that its shareholders vote “FOR” the merger proposal, “FOR” the name change proposal, “FOR” the charter amendments proposal, “FOR” the articles restatement proposal, “FOR” the incentive compensation plan proposal, “FOR” the persons nominated by management for election as directors, “FOR” the adjournment proposal, if presented, “FOR” the say-on-pay proposal, and “FOR” three years for the frequency of say-on-pay proposal.

Conditions to the Closing of the Merger

General Conditions

Consummation of the merger is conditioned on (i) the merger proposal, the name change proposal and the charter amendments proposal having been duly approved and adopted by the Andina shareholders by the requisite vote under the Companies Law of the Cayman Islands and Andina’s second amended and restated memorandum and articles of association and (ii) the holders of not more than 87.5% of the public shares exercising their right to convert their public shares into a pro-rata portion of the trust fund.

In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon, among other things, (i) no government entity having enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger, (ii) the execution by and delivery to each party of each of the various transaction documents, (iii) the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct as of the closing, except to the extent that the failure to be so true and correct is not reasonably expected to cause a material adverse effect and all covenants contained in the merger agreement have been complied with by each party except to the extent that the failure to so comply is not expected to cause a material adverse effect and (iv) the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings.

Tecnoglass Holding’s Conditions to Closing

The obligations of Tecnoglass Holding to consummate the transactions contemplated by the merger agreement also are conditioned upon, among other things:

•	there being no material adverse effect affecting Andina that has occurred since the signing of the merger agreement;
•	certain officers of Andina shall have resigned effective on the closing of the merger and the election of the persons listed herein as nominees for election as directors have been passed by Andina’s shareholders;
•	after giving effect to the election of shareholders of Andina to have their public shares converted to cash and after payment of transaction costs incurred by Andina and Tecnoglass Holding not to exceed $5,000,000 in the aggregate, Andina shall have an aggregate of at least $33,500,000 of cash held either in or outside of the trust fund and shall have made arrangements to have such amount disbursed to Andina upon the closing;
•	receipt by Tecnoglass Holding of opinions of Andina’s counsel in agreed form;
•	Andina shall have delivered to Tecnoglass Holding shareholder lists evidencing at least 300 round lot holders (as such term is defined in Rule 5005(a)(37) of the Nasdaq Listing Rules) of Andina’s ordinary shares, prior to the conversion of any ordinary shares of Andina upon consummation of the merger; and
•	Andina shall have caused public trading in its units (issued in connection with its initial public offering) to cease and for such units to be mandatorily separated into their component parts of ordinary shares and warrants.

Andina’s Conditions to Closing

The obligations of Andina to consummate the transactions contemplated by the merger agreement also are conditioned upon each of the following, among other things:

•	there being no material adverse effect affecting Tecnoglass Holding that has occurred since the signing of the merger agreement;
•	employment agreements with certain of Tecnoglass Holding employees shall have been executed and delivered by Tecnoglass Holding and such individuals;
•	(i) all outstanding indebtedness owned by any insider of Tecnoglass Holding shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which Tecnoglass Holding has guaranteed the payment or performance of any obligations of any Tecnoglass Holding insider to a third party shall have been terminated; and (iii) no Tecnoglass Holding insider shall own any direct equity interests in any subsidiary of Tecnoglass Holding; and
•	receipt by Andina of opinions of Tecnoglass Holding’s counsel in agreed form.

Termination

The merger agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of Andina and Tecnoglass Holding;
•	by either Andina or Tecnoglass Holding if the merger is not consummated on or before December 22, 2013;
•	by either Andina or Tecnoglass Holding if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;
•	by either Andina or Tecnoglass Holding if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•	by either Andina or Tecnoglass Holding if, at the Andina shareholder meeting, the merger shall fail to be approved by holders of Andina’s ordinary shares as required by Andina’s amended and restated memorandum and articles of association or the holders of more than 87.5% of the public shares exercise conversion rights; or,
•	by Tecnoglass Holding if, immediately after the merger, Andina will not have cash on hand of at least $33,500,000 after payment of amounts that Andina may pay to converting shareholders and after payment of transaction costs incurred by Andina and Tecnoglass Holding not to exceed $5,000,000 in the aggregate, all as described in the merger agreement.

The merger agreement does not specifically address the rights of a party in the event of a material breach by a party of its covenants or warranties or a refusal or wrongful failure of the other party to consummate the merger. However, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party, including the right to seek specific performance of the agreement.

If permitted under the applicable law, either Tecnoglass Holding or Andina may, in writing, waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement, and waive compliance with any agreements or conditions for the benefit of itself contained in the merger agreement or in any document delivered pursuant to the merger agreement. The condition requiring that the holders of not more than 87.5% of the Public Shares have exercised their right to convert their public shares into a pro-rata portion of the trust fund may not be waived. Andina cannot assure you that all of the conditions will be satisfied or waived.

The existence of the financial and personal interests of the directors may result in a conflict of interest on the part of one or more of them between what he may believe is best for Andina and what he may believe is best for himself in determining whether or not to grant a waiver in a specific situation. See the section entitled “Risk Factors” for a fuller discussion of this and other risks.

Tax Consequences of the Merger

Andina has received an opinion from its counsel, Graubard Miller, that, for United States federal income tax purposes:

•	No gain or loss will be recognized by shareholders of Andina who do not elect conversion of their public shares; and
•	A shareholder of Andina who exercises conversion rights and effects a termination of the shareholder’s interest in Andina will be required to recognize capital gain or loss upon the exchange of that shareholder’s ordinary shares of Andina for cash, if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that shareholder’s ordinary shares of Andina.

The tax opinion is attached to this proxy statement as Annex E. Graubard Miller has consented to the use of its opinion in this proxy statement. For a description of the material United States federal income tax consequences of the merger, please see the information set forth in “The Merger Proposal — Material Federal Income Tax Consequences of the Merger to Andina and its Shareholders.”

Anticipated Accounting Treatment

The merger will be accounted for as a reverse acquisition in accordance with U.S. generally accepted accounting principles (“GAAP”). Under this method of accounting, Andina will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Tecnoglass Holding comprising the ongoing operations of the combined entity, Tecnoglass Holding senior management comprising the senior management of the combined company, and the Tecnoglass Holding shareholders having a majority of the voting power of the combined entity. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Tecnoglass Holding issuing shares for the net assets of Andina, accompanied by a recapitalization. The net assets of Andina will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the merger will be those of Tecnoglass Holding.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, except for filings with the Cayman Islands necessary to effectuate the transactions contemplated by the merger agreement.

Risk Factors

In evaluating the proposals to be presented at the extraordinary general meeting, a shareholder should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

SELECTED HISTORICAL FINANCIAL INFORMATION

Andina is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the merger.

Andina’s consolidated balance sheet data as of August 31, 2013 and consolidated statement of operations data for the six months ended August 31, 2013 and 2012 are derived from Andina’s unaudited consolidated financial statements, which are included elsewhere in this proxy statement. Andina’s consolidated balance sheet data as of February 28, 2013 and February 29, 2012 and consolidated statement of operations data for the year ended February 28, 2013, the period from September 21, 2011 (inception) to February 29, 2012 and the period from September 21, 2011 (inception) to February 28, 2013 are derived from Andina’s audited financial statements included elsewhere in this proxy statement.

Tecnoglass’ consolidated balance sheet data as of September 30, 2013 and consolidated statement of operations data for the nine months ended September 30, 2013 and 2012 are derived from Tecnoglass’ unaudited consolidated financial statements, which are included elsewhere in this proxy statement. Tecnoglass’ consolidated balance sheet data as of December 31, 2012 and 2011 and consolidated statement of operations data for the years ended December 31, 2012, 2011 and 2010 are derived from Tecnoglass’ audited consolidated financial statements, which are included elsewhere in this proxy statement.

ES’s consolidated balance sheet data as of September 30, 2013 and consolidated statement of operations data for the nine months ended September 30, 2013 and 2012 are derived from ES’s unaudited consolidated financial statements, which are included elsewhere in this proxy statement. ES’s consolidated balance sheet data as of December 31, 2012 and 2011 and consolidated statement of operations data for the years ended December 31, 2012, 2011 and 2010 are derived from ES’s audited consolidated financial statements, which are included elsewhere in this proxy statement.

The financial information of Tecnoglass and ES reflect intercompany transactions between the two parties. No adjustments have been made to the financial information to eliminate these intercompany transactions.

The information is only a summary and should be read in conjunction with each of Tecnoglass’, ES’s and Andina’s consolidated financial statements and related notes and “Other Information Related to Andina — Andina’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tecnoglass and ES” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Tecnoglass, ES or Andina.

Selected Historical Financial Information — Andina
(Amounts stated in thousands of US Dollars)

	For the Six Months Ended August 31, 2013	For the Six Months Ended August 31, 2012	For the Year Ended February 28, 2013	For the Period from September 21, 2011 (inception) to February 29, 2012
Income Statement Data:
Revenue	$—	$—	$—	$—
Interest income	$19	$13	$28	$—
Net income (loss)	$346	$(11,988)	$(11,379)	$(17)
Basic and diluted net income (loss) per share	$0.22	$(7.92)	$(7.39)	$(0.02)
Weighted average shares outstanding, basic and diluted	1,575,001	1,513,991	1,540,028	1,050,000

	As of August 31, 2013	As of February 28, 2013	As of February 29, 2012
Balance Sheet Data:
Total assets	$42,804	$42,817	$160
Total liabilities	$11,359	$11,025	$152
Ordinary shares subject to possible conversion	$37,397	$37,397	$—
Total shareholders’ (deficit) equity	$(5,952)	$(5,606)	$8

Selected Historical Financial Information — Tecnoglass
(Amounts stated in thousands of US Dollars)

	For the Nine Months Ended September 30, 2013	For the Nine Months Ended September 30, 2012	For the Fiscal Year Ended December 31,
			2012	2011
Income Statement Data:
Operating revenue	$78,997	$62,210	$82,399	$62,764
Cost of sales	$64,883	$49,717	$67,140	$55,266
Net income (loss)	$1,492	$2,737	$2,249	$(5,189)

	As of September 30, 2013	As of December 31,
		2012	2011
Balance Sheet Data:
Total assets	$132,463	$110,496	$85,117
Total stockholders’ equity	$39,279	$43,611	$39,374

Selected Historical Financial Information — ES
(Amounts stated in thousands of US Dollars)

	For the Nine Months Ended September 30, 2013	For the Nine Months Ended September 30, 2012	For the Fiscal Year Ended December 31,
			2012	2011
Income Statement Data:
Operating revenue	$83,680	$54,973	$76,219	$47,617
Cost of sales	$58,591	$41,134	$56,605	$39,256
Net income (loss)	$10,432	$3,570	$5,074	$(415)

	As of September 30, 2013	As of December 31,
		2012	2011
Balance Sheet Data:
Total assets	$121,837	$98,319	$71,502
Total stockholders’ equity	$36,735	$28,686	$21,920

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement.

The following unaudited pro forma condensed combined balance sheet data as of September 30, 2013 combine the unaudited condensed historical balance sheet data of Tecnoglass and ES as of September 30, 2013 with the unaudited condensed historical balance sheet data of Andina as of August 31, 2013, giving effect to the merger as if it had been consummated as of such date.

The following unaudited pro forma condensed combined income statement data combine the unaudited historical statements of income of Tecnoglass and ES for the nine months ended September 30, 2013 with the unaudited historical statement of operations of Andina for the six months ended August 31, 2013 combined with the period from December 1, 2012 to February 28, 2013, giving effect to the merger as if it had occurred on the first day of the period presented.

The following unaudited pro forma condensed combined income statement combine the audited historical statements of income data of Tecnoglass and ES for the year ended December 31, 2012 with the audited historical statement of operations data of Andina for the year ended February 28, 2013, giving effect to the merger as if it had occurred on the first day of the period presented.

The historical financial information of Tecnoglass and ES was derived from the unaudited financial statements of Tecnoglass and ES for the nine months ended September 30, 2013 and audited financial statements of Tecnoglass and ES for the year ended December 31, 2012 included elsewhere in this proxy statement. The historical financial information of Andina was derived from the unaudited financial statements of Andina for the six months ended August 31, 2013 and audited financial statements of Andina for the year ended February 28, 2013 included elsewhere in this proxy statement. The following selected unaudited pro forma financial information should be read together with Tecnoglass Holding’s and Andina’s audited financial statements and related notes, “Unaudited Pro Forma Condensed Combined Financial Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tecnoglass and ES,” “Other Information Related to Andina — Andina’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the other financial information included elsewhere in this proxy statement.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the merger, are factually supportable and, in the case of the pro forma statements of operations, are expected to have a continuing impact on the results of the combined company. The adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented in “Unaudited Pro Forma Condensed Combined Financial Statements” to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the merger.

Andina cannot predict how many of its public shareholders will elect to convert their share to cash. As a result it has elected to provide pro forma financial statements under three different assumptions, which produce significant differences in cash and shareholders equity. Accordingly, separate pro forma information has been presented assuming the following circumstances: (1) no holders of Andina ordinary shares exercise their right to have their shares converted upon the consummation of the merger; (2) holders of 416,512 Andina ordinary shares of elect to have their shares converted upon the consummation of the merger at the conversion price of approximatly $10.19 per share (which is a full pro rata share of the trust account as of September 30, 2013), to provide $33.5 million from the trust account net of payments made for converting shares and transaction expenses, such that Tecnoglass and ES does not have a contractual right to terminate the merger agreement; (3) shareholders of less than 3,674,999 Andina ordinary shares elect to have their shares converted upon the consummation of the merger at the conversion price of approximatley $10.19 per share (which is a full pro rata share of the trust account as of September 30, 2013).

Andina is providing this information to aid you in your analysis of the financial aspects of the transaction. The unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

	Pro Forma Adjustments Assuming Maximum Conversions from Merger Agreement	Pro Forma Balance Sheet Assuming Maximum Conversions under ANDAU Charter	Pro Forma Income Statement Assuming no Exercise of Conversion
Year ended December 31, 2012
Operating revenues	130,324	130,324	130,324
Net income	(4,304)	(4,304)	(4,304)
Nine months ended September 30, 2013
Operating revenues	133,826	133,826	133,826
Net income	1,335	1,335	1,335
As of September 30, 2013
Total assets	239,315	206,157	243,554
Stockholders’ equity	75,328	42,170	79,567

(Dollars in thousands, except shares and per share amounts)	(A) C.I. Energia Solar (“ES”)	(B) Technolglass S.A (“TG”)	Pro Forma Tecnoglass Tech Corp. (“Holding”)	(C) Andina Acquisition Corp. (“ANDAU”)	Pro Forma Income Statement Assuming no Exercise of Conversion	Pro Forma Income Statement Assuming Maximum Exercise of Conversion	Pro Forma Income Statement Assuming Maximum Conversions under ANDAU Charter
Net income (loss) or pro forma net income for the year ended December 31, 2012	$4,373	$2,402	$6,775	$(11,379)	$(4,304)	$(4,304)	$(4,304)
Weighted average shares outstanding, basic				1,575,001	26,176,965	25,760,453	22,501,966
Basic net income (loss) per share or pro forma net income for the year ended December 31, 2012				$(7.22)	$(0.16)	$(0.17)	$(0.19)

(A)	Derived from the income statement of ES for the year ended December 31, 2013.
(B)	Derived from the income statement of TG for the year ended December 31, 2012.
(C)	Derived from the income statement of ANDAU for the year ended February 28, 2012.

(Dollars in thousands, except shares and per share amounts)	(A) C.I. Energia Solar (“ES”)	(B) Tecnolglass S.A (“TG”)	Pro Forma Tecnoglas Tech Corp. (“Holding”)	(C) Andina Acquisition Corp. (“ANDAU”)	Pro Forma Income Statement Assuming no Exercise of Conversion	Pro Forma Income Statement Assuming Maximum Exercise of Conversion	Pro Forma Income Statement Assuming Maximum Conversions under ANDAU Charter
Net income (loss) or pro forma net income for the nine months ended September 30, 2013	$10,432	$1,492	$11,924	$(11,428)	$1,335	$1,335	$1,335
Weighted average shares outstanding, basic				1,578,898	26,176,965	25,760,453	22,501,966
Basic net income (loss) per share or pro forma net income for the nine months ended September 30, 2013				$(7.24)	$0.05	$0.05	$0.06

(A)	Derived from the income statement of ES for the nine months ended September 30, 2013.
(B)	Derived from the income statement of TG for the nine months ended September 30, 2013.
(C)	Derived from the income statement of ANDAU for the six months ended August 31, 2013 and the difference between the year ended February 28, 2013 and the 9 months ended November 30, 2012.

COMPARATIVE PER SHARE DATA

The following table sets forth the historical per share information of Andina, Tecnoglass and ES on a stand-alone basis for the year ended February 28, 2013, December 31, 2012 and December 31, 2012, respectively, and the unaudited pro forma combined per share information of Andina, Tecnoglass and ES for the for the six months ended August 31, 2013 combined with the period from December 1, 2012 to February 28, 2013, September 30, 2013 and September 30, 2013, respectively, after giving effect to the merger. The unaudited pro forma combined per share information is provided for each of the no conversions scenario, the minimum cash conversions scenario and the maximum conversions scenario.

You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement, and the historical financial statements of Andina, Tecnoglass and ES and related notes that are included elsewhere in this proxy statement. The unaudited pro forma combined per share information for Andina, Tecnoglass and ES is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Andina, Tecnoglass and ES would have been had the companies been combined during the period presented.

(Dollars in thousands, except share and per share amounts)	Pro Forma Tecnoglass Tech Corp. (“Holding”)	Andina Acquisition Corp. (“ANDAU”)	Pro Forma Income Statement Assuming no Exercise of Conversion	Pro Forma Income Statement Assuming Maximum Exercise of Conversion	Pro Forma Income Statement Assuming Maximum Conversions under ANDAU Charter
Net income (loss), or Pro Forma Net income (in thousands) for the year ended February 28, 2013 or December 31, 2012, as applicable	$6,775	$(11,379)	$(4,304)	$(4,304)	$(4,304)
Weighted Average Shares Outstanding – Basic		1,575,001	$26,176,965	$25,760,453	$22,501,966
Income (loss) on Pro Forma Earnings Per Share – Basic, for the year ended February 28, 2013 or December 31, 2012, as applicable		$(7.22)	$(0.16)	$(0.17)	$(0.19)
Net income (loss) or Pro Forma Net Income (in thousands) for the nine months ended August 31, 2013 and September 30, 2013, as applicable	$11,924	$(11,428)	$1,335	$1,335	$1,335
Income (loss), or Pro Forma Earnings Per Share – Basic, for the nine months ended August 31, 2013 and September 30, 2013, as applicable		$(7.24)	$0.05	$0.05	$0.06
Share outstanding	—	$1,578,898	26,176,965	25,760,453	22,501,966
Book Value Per Share or Pro Forma Book Value Per Share		$(3.77)	$3.04	$2.92	$1.87

RISK FACTORS

Shareholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement.

Risks Related to Tecnoglass and ES’s Business Operations

Tecnoglass and ES operate in competitive markets, and their business could suffer if they are unable to adequately address potential downward pricing pressures and other factors that may reduce operating margins.

The principal markets that Tecnoglass and ES serve are highly competitive. Competition is based primarily on the precision and range of achievable tolerances, quality, price and the ability to meet delivery schedules dictated by customers. Tecnoglass and ES’s competition in the markets in which they participate comes from companies of various sizes, some of which have greater financial and other resources than Tecnoglass and ES do and some of which have more established brand names in the markets Tecnoglass and ES serve. Any of these competitors may foresee the course of market development more accurately than Tecnoglass and ES will, develop products that are superior to Tecnoglass and ES’s products, have the ability to produce similar products at a lower cost than Tecnoglass and EScan, or adapt more quickly than Tecnoglass and ES to new technologies or evolving customer requirements. Increased competition could force Tecnoglass and ESto lower their prices or to offer additional services at a higher cost to Tecnoglass and ES, which could reduce gross profit and net income. Accordingly, we cannot assure you that in the future Tecnoglass and ES will be able to adequately address potential downward pricing pressures and other factors, which as a consequence may adversely impact Tecnoglass and ES’s financial condition and results of operation.

Failure of Tecnoglass and ES to maintain the performance, reliability and quality standards required by their customers could have a materially negative impact on their financial condition results of operation.

Tecnoglass and ES manufacture a significant portion of their products based on the specific requirements of their customers. After the Business Combination, if Tecnoglass and ES’s products or services have performance, reliability or quality problems, or products are installed with incompatible glazing materials, Tecnoglass and ESmay experience additional warranty and service expenses, reduced or canceled orders, diminished pricing power, higher manufacturing or installation costs or delays in the collection of accounts receivable. Additionally, performance, reliability or quality claims from Tecnoglass and ES’s customers, with or without merit, could result in costly and time-consuming litigation that could require significant time and attention of management and involve significant monetary damages that could negatively impact Tecnoglass and ES’s financial results.

The volatility of the cost of raw materials used to produce Tecnoglass and ES products could materially adversely affect Tecnoglass and ES’s results of operations in the future.

The cost of raw materials included in Tecnoglass and ES products, including aluminum extrusion and polyvinyl butyral, are subject to significant fluctuations. A variety of factors over which Tecnoglass and ES have no control, including global demand for aluminum, fluctuations in oil prices, speculation in commodities futures and the creation of new laminates or other products based on new technologies, impact the cost of raw materials whichTecnoglass and ES purchase for the manufacture of their products. While Tecnoglass and ES may attempt to minimize the risk from severe price fluctuations by entering into aluminum forward contracts to hedge these fluctuations in the purchase price of aluminum extrusion it uses in production, substantial, prolonged upward trends in aluminum prices could significantly increase the cost of Tecnoglass and ES’s aluminum needs and have an adverse impact on their results of operations.Historically significant cost increases in the price of raw materials have been passed on to customers and have not adversely affected Tecnoglass and ES’ profit margins. While Tecnoglass and ES have been able to pass on significant cost increases to their customers in the past, Tecnoglass and ES’s results between periods in the future may be negatively impacted by a delay between the cost increases and price increases in their products. Accordingly, we cannot assure you that the price volatility of raw materials will not adversely affect Tecnoglass and ES’s financial condition and results of operations in the future.

Tecnoglass and ES depend on third-party suppliers for their raw materials and any failure of such third-party suppliers in providing raw materials could negatively impact Tecnoglass and ES’s ability to manufacture their products.

Tecnoglass and ES’s ability to offer a wide variety of products to their customers depends on receipt of adequate material supplies from manufacturers and other suppliers. Generally, Tecnoglass and ES’s raw materials and supplies are obtainable from various sources and in sufficient quantities. However, it is possible in the future that Tecnoglass and ES’s competitors or other suppliers may create products based on new technologies that are not available to Tecnoglass and ES or are more effective than Tecnoglass and ES’s products at surviving hurricane-force winds and wind-borne debris or that they may have access to products of a similar quality at lower prices. Tecnoglass and ES do not have long-term contracts with the suppliers of their raw materials. Because Tecnoglass and ES employ many different suppliers, failures of any one supplier have not historically resulted in increased production costs or the inability to manufacture certain products. There can be no assurance, however, that in the future failures of third-party suppliers to provide raw materials would not have an adverse impact on Tecnoglass and ES’s operating results or their ability to manufacture their products.

The home building industry and the home repair and remodeling sector are regulated and any increased regulatory restrictions could negatively affect Tecnoglass and ES’s sales and results of operations.

The home building industry and the home repair and remodeling sector are subject to various local, state, and federal statutes, ordinances, rules, and regulations concerning zoning, building design and safety, construction, and similar matters, including regulations that impose restrictive zoning and density requirements in order to limit the number of homes that can be built within the boundaries of a particular area. Increased regulatory restrictions could limit demand for new homes and home repair and remodeling products and could negatively affect Tecnoglass and ES’s sales and results of operations. In the past, because Tecnoglass and ES have met the stringent construction requirements enacted by Miami-Dade County, neither company has failed to meet the regulatory demands of any other jurisdiction. There cannot be any assurance, however, that Tecnoglass and ES will be able to satisfy any future regulations, which consequently could have a negative effect on Tecnoglass and ES’s sales and results of operations.

Changes in building codes could lower the demand for Tecnoglass and ES’s impact-resistant windows and doors.

The market for Tecnoglass and ES’s impact-resistant windows and doors depends in large part on their ability to satisfy state and local building codes that require protection from wind-borne debris. If the standards in such building codes are raised, the Tecnoglass and ES may not be able to meet their requirements, and demand for their products could decline. Conversely, if the standards in such building codes are lowered or are not enforced in certain areas, demand for impact-resistant products may decrease. In the past, because Tecnoglass and ES have met the stringent construction requirements enacted by Miami-Dade County, neither has failed to meet the regulatory demands of any other jurisdiction. There cannot be any assurance, however, that Tecnoglass and ES will be able to satisfy future regulations, including building code standards, which consequently could negatively affect Tecnoglass and ES’s sales and results of operations. Further, if states and regions that are affected by hurricanes but do not currently have such building codes fail to adopt and enforce hurricane protection building codes, Tecnoglass and ES’s ability to expand their business in such markets may belimited.

Equipment failures, delays in deliveries, catastrophic loss at any of the Tecnoglass and ES’s manufacturing facilities could lead to production curtailments or shutdowns that prevent Tecnoglass and ES from producing their products.

An interruption in production capabilities at any of Tecnoglass and ES’s facilities as a result of equipment failure or other reasons could result in their inability to produce their products, which would reduce Tecnoglass and ES’ssales and earnings for the affected period. In addition, Tecnoglass and ES generally manufacture their products only after receiving the order from the customer and thus do not hold large inventories. If there is a stoppage in production at Tecnoglass and ES’s manufacturing facilities, even if only temporarily, or if they experience delays as a result of events that are beyond their control, delivery times could be severely affected. Any significant delay in deliveries to their customers could lead to increased returns or cancellations and cause Tecnoglass and ES to lose future sales. Tecnoglass and ES’s manufacturing facilities are also subject to the risk of catastrophic loss due to unanticipated events such as fires, explosions or violent weather conditions. Tecnoglass and ES havenot experienced material production stoppages in the past due to their careful maintenance of their equipment, but there can be no assurance that and Tecnoglass and ES will not in the futureexperience plant shutdowns or periods of reduced production as a result of equipment failure, delays in deliveries or catastrophic loss, which could have a material adverse effect on Tecnoglass and ES’s results of operations or financial condition. Further, Tecnoglass and ESmay not have adequate insurance to compensate them for all losses that result from any of these events.

Tecnoglass and ES’s business involves complex manufacturing processes that may result in costly accidents or other disruptions of Tecnoglass and ES’s operations in the future.

Tecnoglass and ES’s business involves complex manufacturing processes. Some of these processes involve high pressures, temperatures, hot metal and other hazards that present certain safety risks to workers employed at Tecnoglass and ES’s manufacturing facilities. The potential exists for accidents involving death or serious injury. The potential liability resulting from any such accident, to the extent not covered by insurance, could cause Tecnoglass and ES to incur unexpected cash expenditures, thereby reducing the cash available to operate their business. Such an accident could disrupt operations at any of Tecnoglass and ES’s facilities, which could adversely affect their ability to deliver products to their customers on a timely basis and to retain the current business of Tecnoglass and ES.

The combined company’s operations will be located in Colombia, which may make it more difficult for U.S. investors to understand and predict how changing market conditions will impact its financial results.

The combined company’s operations will be located in Colombia and, consequently, will be subject to the economic, political and tax conditions prevalent in that country. The economic conditions in Colombia are subject to different growth expectations, market weaknesses and business practices than seen in the U.S. market. The combined company may not be able to predict how changing market conditions in Colombia will impact its financial results.

The combined company’s net sales and operating profits may be difficult to predict and could fall below its expectations and those of securities analysts and investors which likely would have an adverse impact on the market price of its securities.

The combined company’s net operating revenues and operating results may fall below provided guidance and the expectations of securities analysts or investors in future periods. The combined company’s annual net sales and operating results may vary depending on a number of factors, including, but not limited to, fluctuating customer demand, delay or timing of shipments, construction delays or cancellations due to lack of financing for construction projects or market acceptance of new products. Manufacturing or operational difficulties that may arise due to quality control, capacity utilization of Tecnoglass and ES’s production equipment or staffing requirements may also adversely impact annual net sales and operating results. In addition, competition, including new entrants into Tecnoglass and ES’s markets, the introduction of new products by competitors, adoption of improved technologies by competitors and competitive pressures on prices of products and services, could adversely impact Tecnoglass and ES’sannual net sales and operating results. Finally, Tecnoglass and ES’s annual net sales and operating results may vary depending on raw material pricing, the potential for disruption of supply and changes in legislation that could have an adverse impact on labor or other costs. The combined company’s failure to meet net sales and operating result expectations would likely adversely affect the market price of its securities.

New constructionremains below average, and repair and remodeling markets are still flat and such market pressures could negatively impact Tecnoglass and ES’s results of operations.

The glass industry is subject to the cyclical market pressures of the larger new construction and repair and remodeling markets. In turn, these larger markets may be affected by adverse changes in economic conditions such as demographic trends, employment levels and consumer confidence. Such market pressures during the most recent global economic downturn did not negatively impact Tecnoglass and ES’s results of operations but there can be no assurance that any future downturn or any other negative market pressureswould not negatively impact Tecnoglass and ES’sresults of operations in the future.

The combined company may be adversely affected by any disruptions to its manufacturing facilities or disruptions to its customer, supplier or employee base.

Any disruption to Tecnoglass and ES’s facilities resulting from weather-related events, fire, an act of terrorism or any other cause could damage a significant portion of Tecnoglass and ES’s inventory, affect its distribution of products and materially impair its ability to distribute products to customers. The combined company could incur significantly higher costs and longer lead times associated with distributing its products to customers during the time that it takes for it to reopen or replace a damaged facility. In addition, if there are disruptions to Tecnoglass and ES’s customer and supplier base or to its employees caused by weather-related events, acts of terrorism or any other cause, Tecnoglass and ES’s business could be temporarily adversely affected by higher costs for materials, increased shipping and storage costs, increased labor costs, increased absentee rates and scheduling issues. Any interruption in the production or delivery of Tecnoglass and ES’s supplies could reduce sales of its products and increase costs.

The nature of Tecnoglass and ES’s business exposes each company to product liability and warranty claims that, if adversely determined, could negatively impact the financial condition and results of operations of Tecnoglass and ES and the confidence of customers in Tecnoglass and ES products.

Tecnoglass and ESare, from time to time, involved in product liability and product warranty claims relating to the products they manufacture and distribute that, if adversely determined, could adversely affect their financial condition, results of operations and cash flows. In addition, Tecnoglass and ES may be exposed to potential claims arising from the conduct of homebuilders and home remodelers and their sub-contractors. Although Tecnoglass and ES currently maintain what they believe to be suitable and adequate insurance, Tecnoglass and ES may not be able to maintain such insurance on acceptable terms or such insurance may not provide adequate protection against potential liabilities in the future. Product liability claims can be expensive to defend and can divert the attention of management and other personnel for significant periods, regardless of the ultimate outcome. Claims of this nature could also have a negative impact on customer confidence in Tecnoglass and ES and their products.

Tecnoglass and ES are subject to potential exposure to environmental liabilities and are subject to environmental regulation and any such liabilities or regulation may negatively impact the costs and results of operations of Tecnoglass and ES in the future.

Tecnoglass and ESare subject to various federal, state, and local environmental laws, ordinances, and regulations. Although Tecnoglass and ES believe that their facilities are in material compliance with such laws, ordinances, and regulations, as owners of real property, Tecnoglass and ES can be held liable for the investigation or remediation of contamination on such properties, in some circumstances, without regard to whether they knew of or were responsible for such contamination. Remediation may be required in the future as a result of spills or releases of petroleum products or hazardous substances, the discovery of unknown environmental conditions, or more stringent standards regarding existing residual contamination. More burdensome environmental regulatory requirements may increase Tecnoglass and ES’sgeneral and administrative costs and may increase the risk that Tecnoglass and ES may incur fines or penalties or be held liable for violations of such regulatory requirements.

Tecnoglass and ES’s success depends upon their ability to develop new products and services, integrate acquired products and services and enhance existing products and services through product development initiatives and technological advances; any failure to make such improvements could harm Tecnoglass and ES’s future business and prospects.

Tecnoglass and ES have continuing programs designed to develop new products and to enhance and improve their existing products. Tecnoglass and ESare expending resources for the development of new products in all aspects of their business, including products that can reach a broader customer base. Some of these new products must be developed due to changes in legislative, regulatory or industry requirements or in competitive technologies that render certain of Tecnoglass and ES’s existing products obsolete or lesscompetitive. The successful development of Tecnoglass and ES’s products and product enhancements are subject to numerous risks, both known and unknown, including unanticipated delays, access to significant capital, budget overruns, technical problems and other difficulties that could result in the abandonment or substantial change in the design, development and commercialization of these new products. The events could have a materially adverse impact on Tecnoglass and ES’s results of operations.

Given the uncertainties inherent with product development and introduction, including lack of market acceptance, Tecnoglass and ES cannot provide assurance that any of their product development efforts will be successful on a timely basis or within budget, if at all. Failure to develop new products and product enhancements on a timely basis or within budget could harm Tecnoglass and ES’s business and prospects. In addition, Tecnoglass and ESmay not be able to achieve the technological advances necessary for it to remain competitive, which could have a materially negative impact on the company’s financial condition.

Tecnoglass and ES are dependent on sales to customers outside Colombia and any failure to make these sales may adversely affect Tecnoglass and ES’s operating results in the future.

A significant portion of Tecnoglass and ES’s sales are to customers outside Colombia, including to Panama and the U.S., and Tecnoglass and ES expect sales in foreign markets to continue to represent a significant portion of the theirnet sales. Foreign sales and operations are subject to changes in local government regulations and policies, including those related to tariffs and trade barriers, investments, property ownership rights, taxation, exchange controls and repatriation of earnings. Changes in the relative values of currencies occur from time to time and could affect Tecnoglass and ES’s operating results. While Tecnoglass and ES monitor exchange rate exposures and attempts to reduce these exposures through hedging activities, and has historically been successful in hedging against rate fluctuations, there can be no assurance that this risk and the other risks inherent in foreign sales and operationswould not adversely affect Tecnoglass and ES’s operating results in the future.

Tecnoglass and ES are dependent on certain key personnel, the loss of whom could materially affect Tecnoglass and ES’s financial performance and prospects in the future.

Tecnoglass and ES’s continued success depends to a large extent upon the continued services of their senior management and certain key employees. Each member of each of Tecnoglass and ES’s senior management teams has substantial experience and expertise in his or her industry and has made significant contributions to Tecnoglass and ES’s growth and success. Tecnoglass and ES face the risk, however, that members of their senior management may not continue in their current positions and the loss of the services of any of these individuals could cause Tecnoglass and ES to lose customers and reduce Tecnoglass and ES’s net sales, lead to employee morale problems and the loss of other key employees, or cause disruptions to production. Also, Tecnoglass and ES may be unable to find qualified individuals to replace any of the senior executive officers who leave the company.

The combined company’s results of operations could be significantly affected by foreign currency fluctuations and currency regulations.

A majority of Tecnoglass and ES’s revenues are derived in the Colombian peso. Accordingly, Tecnoglass and ESare subject to risks relating to fluctuations in currency exchange rates. In the future, and especially as Tecnoglass and ES further expand their sales in other markets, their customers may increasingly make payments in non-U.S. currencies. Fluctuations in foreign currency exchange rates could affect Tecnoglass and ES’s sales, cost of sales and operating margins. In addition, currency devaluation can result in a loss to Tecnoglass and ES if it holds deposits of that currency. Hedging foreign currencies can be difficult, especially if the currency is not actively traded. The combined company cannot predict the effect of future exchange rate fluctuations on their operating results.

In addition, Tecnoglass and ESare subject to risks relating to governmental regulation of foreign currency, which may limit Tecnoglass and ES’s ability to:

•	transfer funds from or convert currencies in certain countries;

•	repatriate foreign currency received in excess of local currency requirements; and
•	repatriate funds held by foreign subsidiaries to the United States at favorable tax rates.

As Tecnoglass and ES continues to increase their operations in foreign countries, there is an increased risk that foreign currency controls may create difficulty in repatriating profits from foreign countries in the form of taxes or other restrictions, which could restrict their cash flow. While historically Tecnoglass and ES have not had any difficulties in repatriating profits from foreign countries due to arrangements they have made with customers, there can be no assurance that Tecnoglass and ES will not have such difficulties or any other difficulties related to foreign currency fluctuations and regulations in the future.

The unaudited pro forma financial information included in this proxy statement may not be indicative of what Tecnoglass and ES’s actual financial positions or results of operations would have been.

The unaudited pro forma financial information in this proxy statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what Tecnoglass and ES’s actual financial positions or results of operations would have been had the merger agreement been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” for more information.

Tecnoglass Holding will conduct all of its operations through its subsidiaries, and will rely on payments from its subsidiaries to meet all of its obligations and may fail to meet its obligations if its subsidiaries are unable to make payments to Tecnoglass Holding.

Tecnoglass Holding is a holding company and derives all of its operating income from its subsidiaries, ES and Tecnoglass. All of Tecnoglass Holding’s assets are held by Tecnoglass Holding’s subsidiaries, and Tecnoglass Holding relies on the earnings and cash flows of its subsidiaries to meet its debt service obligations. The ability of Tecnoglass Holding’s subsidiaries to make payments to Tecnoglass Holding will depend on their respective operating results and may be restricted by, among other things, the laws of its jurisdiction of organization (which may limit the amount of funds available for distributions to Tecnoglass Holding), the terms of existing and future indebtedness and other agreements of Tecnoglass Holding’s subsidiaries, including their credit facilities, and the covenants of any future outstanding indebtedness Tecnoglass Holding or its subsidiaries incur.

Subsequent to the consummation of the merger, Tecnoglass Holding may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Subsequent to the consummation of the merger, Tecnoglass Holding may be forced to write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in losses. Although the parties do not currently anticipate that any write-down, write-off, restructuring or impairment or other charge will be taken, we cannot assure you of this fact. Even though these charges may be non-cash items and not have an immediate impact on its liquidity, the fact that Tecnoglass Holding reports charges of this nature could contribute to negative market perceptions about the company or its securities. In addition, charges of this nature may cause Tecnoglass Holding to be unable to obtain future financing on favorable terms or at all.

Tecnoglass Holding may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002 that will be applicable to it after the merger.

Tecnoglass Holding is not currently subject to Section 404 of the Sarbanes-Oxley Act of 2002. However, following the merger, it will be. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act of 2002 are significantly more stringent than those required of Tecnoglass Holding as a privately-held company in Colombia. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after the merger. If Tecnoglass Holding is not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, it may not be able to assess whether internal controls over financial reporting are effective, which may subject Tecnoglass and ES to adverse regulatory consequences and could harm investor confidence and the market price of Tecnoglass Holding’s ordinary shares.

Tecnoglass Holding’s shareholders have limited rights under Cayman Islands law.

Tecnoglass Holding is incorporated under the laws of the Cayman Islands, and its corporate affairs are governed by its Memorandum and Articles of Association and by the Companies Law. Principles of law relating to certain matters, such as the validity of corporate procedures, the fiduciary duties of management, directors and controlling shareholders and the rights of our shareholders, differ from those that would apply if Tecnoglass Holding was incorporated in a jurisdiction within the United States. Further, the rights of shareholders under Cayman Islands law are not as clearly established as the rights of shareholders under legislation or judicial precedent applicable in most U.S. jurisdictions. As a result, Tecnoglass Holding’s public shareholders may have more difficulty in protecting their interests in the face of actions by the management, directors or controlling shareholders than they might have as shareholders of a corporation incorporated in a U.S. jurisdiction. In addition, there is doubt as to whether the courts of the Cayman Islands would enforce, either in an original action or in an action for enforcement of judgments of U.S. courts, liabilities that are predicated upon the U.S. federal securities laws.

Risks relating to Colombia

Economic and political conditions in Colombia may have an adverse effect on Tecnoglass Holding’s financial condition and results of operations.

Tecnoglass and ES’s financial condition and results of operations depend significantly on macroeconomic and political conditions prevailing in Colombia. Decreases in the growth rate, periods of negative growth, increases in inflation, changes in law, regulation, policy, or future judicial rulings and interpretations of policies involving exchange controls and other matters such as (but not limited to) currency depreciation,inflation, interest rates, taxation, banking laws and regulations and other political or economic developments in or affecting Colombia may affect the overall business environment and may, in turn, adversely impact Tecnoglass Holding’s financial condition and results of operations in the future.

Colombia’s fiscal deficit and growing public debt could adversely affect the Colombian economy. The Colombian fiscal deficit was 3.2% of GDP in 2010, 2.2% of GDP in 2011, and 2.4% of GDP in 2012.

The Colombian government frequently intervenes in Colombia’s economy and from time to time makes significant changes in monetary, fiscal and regulatory policy. Tecnoglass Holding’s business and results of operations or financial condition may be adversely affected by changes in government or fiscal policies, and other political, diplomatic, social and economic developments that may affect Colombia. Tecnoglass and ES cannot predict what policies will be adopted by the Colombian government and whether those policies would have a negative impact on the Colombian economy or on the business and financial performance of Tecnoglass Holding in the future.

Tecnoglass and ES cannot assure you as to whether current stability in the Colombian economy will be sustained. If the condition of the Colombian economy were to deteriorate, Tecnoglass Holding would likely be adversely affected.

The Colombian government and the Central Bank may seek to implement new policies aimed at controlling further fluctuation of the Colombian peso against the U.S. Dollar and fostering domestic price stability. The Central Bank may impose certain mandatory deposit requirements in connection with foreign-currency denominated loans obtained by Colombian residents, including Tecnoglass and ES. Although no mandatory deposit requirement is currently in effect, a mandatory deposit requirement was set at 40% in 2008 after the Colombian peso appreciated against foreign currencies. Tecnoglass and ES cannot predict or control future actions by the Central Bank in respect of such deposit requirements, which may involve the establishment of a different mandatory deposit percentage. The U.S. dollar/Colombian peso exchange rate has shown some instability in recent years. Tecnoglass and ES cannot assure you that measures adopted by the Colombian government and the Central Bank will suffice to control this instability. Tecnoglass and ES cannot predict the effects that such policies will have on the Colombian economy. In addition, Tecnoglass and ES cannot assure you that the Colombian peso will not depreciate relative to other currencies in the future, which could have a materially adverse effect on Tecnoglass Holding’s financial condition.

Economic instability in Colombia could negatively affect Tecnoglass Holding’s ability to sell its products.

A significant decline in economic growth of any of Colombia’s major trading partners — in particular, the United States, China, Ecuador and Venezuela — could have a material adverse effect on each country’s balance of trade and economic growth. In addition, a “contagion” effect, where an entire region or class of investments becomes less attractive to, or subject to outflows of funds by, international investors could negatively affect the Colombian economy.

The recent global economic and financial crisis, which began in the U.S. financial system and spread to different economic sectors and countries around the world, has had negative effects on the Colombian economy. During 2009, the economies of the United States and some European countries contracted, which, in turn, affected the Colombian economy. Although there have recently been signs of recovery in the global economy, this recovery may be fragile and also may reflect temporary benefits from government stimulus programs that may not be sustained. Moreover, several European Union members have been obliged to reduce their public expenditures due to their high indebtedness rates, which has negatively affected the Eurozone’s economy. The ability of certain countries, such as Greece, Italy, Portugal, Spain and Cyprus, and companies in those countries and in the Eurozone to repay their debt obligations remains uncertain. In addition, certain events, such as the outbreak of civil and political unrest in several countries in Africa and the Middle East, including Bahrain, Egypt, the Ivory Coast, Libya, Syria and Tunisia, might further strain and adversely affect the global economy and the global financial system.

Even though exports from Colombia have grown at an accelerated rate in recent years, fluctuations in commodity prices pose a significant challenge to their sustainability. Unemployment continues to be high in Colombia compared to other economies in Latin America. Furthermore, recent political and economic actions in the Latin American region, including actions taken by the Argentine and Venezuelan governments, may negatively affect international investor perception of the region. Tecnoglass and ES cannot assure you that growth achieved over the past decade by the Colombian economy will continue in future periods.The long-term effects of the global economic and financial crisis on the international financial system remain uncertain. In addition, the effect on consumer confidence of any actual or perceived deterioration of household incomes in the Colombian economy may have a material adverse effect on Tecnoglass Holding’s results of operations and financial condition.

Colombia has experienced and continues to experience internal security issues that have had or could have a negative effect on the Colombian economy and Tecnoglass Holding’s financial condition.

Colombia has experienced and continues to experience internal security issues, primarily due to the activities of guerrilla groups such as the Revolutionary Armed Forces of Colombia (Fuerzas Armadas Revolucionarias de Colombia), or “FARC,” paramilitary groups and drug cartels. In remote regions of the country with minimal governmental presence, these groups have exerted influence over the local population and funded their activities by protecting, and rendering services to drug traffickers. Even though the Colombian government’s “democratic security” program has reduced guerilla and criminal activity, particularly in the form of terrorism attacks, homicides, kidnappings and extortion, such activity persists in Colombia, and possible escalation of such activity and the effects associated with them have had and may have in the future a negative effect on the Colombian economy and on Tecnoglass and ES, including Tecnoglass and ES’s customers, employees, results of operations and financial condition. The Colombian government commenced peace talks with the FARC in August 2012. The combined company’s business or financial condition could be adversely affected by rapidly changing economic or social conditions, including the Colombian government’s response to current peace negotiations which may result in legislation that increases Tecnoglass and ES’s tax burdens or that of other Colombian companies.

Tensions with Venezuela, Ecuador and Nicaragua may affect the Colombian economy and, consequently, the Tecnoglass Holding’s results of operations and financial condition in the future.

Diplomatic relations with Venezuela and Ecuador, two of Colombia’s main trading partners, have from time to time been tense and affected by events surrounding the Colombian armed forces combat of the FARC throughout Colombia, particularly on Colombia’s borders with Venezuela or Ecuador. On November 19, 2012, the International Court of Justice placed a sizeable area of the Caribbean Sea within Nicaragua’s exclusive economic zone. Until then, Colombia had deemed this area as part of its own exclusive economic zone. A worsening of diplomatic relations between Colombia and Nicaragua involving the disputed waters could result in the Nicaraguan government taking measures, or a reaction among the Nicaraguan public, which is detrimental to Colombian-owned interests in that country. Any future deterioration in relations with Venezuela, Ecuador and Nicaragua may result in the closing of borders, the imposition of trade barriers or a breakdown of diplomatic ties, any of which could have a negative effect on Colombia’s trade balance, economy and general security situation, which may adversely affect Tecnoglass and ES’s results of operations and financial condition.

Government policies and actions, and judicial decisions, in Colombia could significantly affect the local economy and, as a result, Tecnoglass Holding’s results of operations and financial condition in the future.

Tecnoglass Holding’s results of operations and financial condition may be adversely affected by changes in Colombian governmental policies and actions, and judicial decisions, involving a broad range of matters, including interest rates, exchange rates, exchange controls, inflation rates, taxation, banking and pension fund regulations and other political or economic developments affecting Colombia. The Colombian government has historically exercised substantial influence over the economy, and its policies are likely to continue to have a significant effect on Colombian companies, including Tecnoglass Holding. The president of Colombia has considerable power to determine governmental policies and actions relating to the economy, and may adopt policies that negatively affect Tecnoglass Holding. Future governmental policies and actions, or judicial decisions, could adversely affect Tecnoglass Holding’s results of operations or financial condition.

New or higher taxes resulting from changes in tax regulations or the interpretation thereof in Colombia could adversely affect Tecnoglass Holding’s results of operations and financial condition in the future.

New tax laws and regulations, and uncertainties with respect to future tax policies, pose risks to Tecnoglass Holding. In recent years, Colombian tax authorities have imposed additional taxes in a variety of areas, such as taxes on financial transactions and taxes to fund Colombia’s war against terrorism. Changes in tax-relatedlaws and regulations, and interpretations thereof, can affect tax burdens by increasing tax rates and fees, creating new taxes, limiting tax deductions, and eliminating tax-based incentives and non-taxed income. In addition, tax authorities or courts may interpret tax regulations differently than Tecnoglass Holding does, which could result in tax litigation and associated costs and penalties. On December 26, 2012, the Colombian Congress approved a number of tax reforms that took effect on January 1, 2013. These changes include, among others, VAT rate consolidation, a reduction in corporate income tax, changes to transfer pricing rules, the creation of a new corporate income tax to pay for health, education and family care issues, modifications to the individual income tax rules, new “thin capitalization” rules and a reduction of social contributions paid by certain employees. Although, the implementation of such tax reforms requires further administrative regulation, no assurance can be made that the final regulations will not impose a greater tax burden on Tecnoglass Holding in the future and therefore decrease profits and net income.

Natural disasters in Colombia could disrupt Tecnoglass and ES’s business and affect Tecnoglass and ES’s results of operations and financial condition in the future.

Tecnoglass and ESare exposed to natural disasters in Colombia, such as earthquakes, volcanic eruptions, tornadoes, tropical storms and hurricanes. Heavy rains in Colombia, attributable in part to the La Niña weather pattern, have resulted in severe flooding and mudslides. La Niña is a recurring weather phenomenon, and it may contribute to flooding, mudslides or other natural disasters on an equal or greater scale in the future. In the event of a natural disaster, Tecnoglass and ES’s disaster recovery plans may prove to be ineffective, which could have a material adverse effect on its ability to conduct its businesses. In addition, if a significant number of Tecnoglass and ES’s employees and senior managers were unavailable because of a natural disaster, Tecnoglass and ES’s ability to conduct its businesses could be compromised. Natural disasters or similar events could also result in substantial volatility in Tecnoglass and ES’s results of operations for any fiscal quarter or year.

Risks Related to the Merger

While the working capital of the combined company will increase if the merger is consummated, the amount of the increase depends on the extent to which the Andina shareholders exercise their right to convert their shares into cash.

Pursuant to Andina’s second amended and restated memorandum and articles of association, holders of public shares may either vote for or against the merger proposal and demand that Andina convert their shares into a pro rata share of the trust account where a substantial portion of the net proceeds of Andina’s initial public offering are held, calculated as of two business days prior to the anticipated consummation of the merger. Andina and Tecnoglass Holding will not consummate the merger if holders of more than 87.5% of the public shares exercise these conversion rights. If no holders elect to convert their public shares, the trust account is expected to have at least $37.7 million at closing after accounting for payment of transaction expenses incurred by Andina and Tecnoglass Holding (such expenses estimated at $5,000,000). To the extent the merger is consummated and holders have demanded to convert their shares, there will be a corresponding reduction in the amount of funds available to the combined company. If conversion rights are exercised with respect to 87.5% of the public shares, the maximum potential conversion cost would be approximately $37,440,000. If, and to the extent, public shareholders elect to convert their shares, the amount of any increase in working capital available to the combined company after the merger will be reduced.

If Andina would have less than $33,500,000 in cash on hand immediately after the merger, after accounting for payments to converting shareholders and up to $5,000,000 of transaction costs, Tecnoglass Holding may elect not to close the transaction and terminate the merger agreement.

Future resales of the Andina ordinary shares may cause the market price of Andina’s securities to drop significantly, even if Andina’s business is doing well.

Under the merger agreement, the Tecnoglass shareholders will receive an aggregate of 20,926,965 ordinary shares of Andina at the closing of the merger and 3,000,000 additional ordinary shares of Andina after the closing which will be released based on the achievement of specified share price and earnings targets for the 2014, 2015 and/or 2016 fiscal years. Pursuant to the merger agreement, the Tecnoglass Holding shareholders may not sell any of the ordinary shares of Andina that they receive as a result of the merger during the twelve month period after the closing date of the merger, subject to certain exceptions, and the Tecnoglass Holding shareholders will be required to enter into lock-up agreements to such effect. See the section entitled “The Merger Proposal — Sale Restriction; Resale Registration.”

Subject to these restrictions, Andina will enter into an amended and restated registration rights agreement at the closing of the merger providing the Tecnoglass Holding shareholders the ability to demand that Andina register the resale of shares issued to them pursuant to the merger agreement under the Securities Act. In addition, the Tecnoglass Holding shareholders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to consummation of the merger. See the section entitled “The Merger Proposal — Sale Restriction; Resale Registration.” Furthermore, the Tecnoglass Holding shareholders who may be deemed an “affiliate” of Andina, may sell ordinary shares of Andina pursuant to Rule 144 under the Securities Act, if available, rather than under a registration statement. In these cases, the resales must meet the criteria and conform to the requirements of that rule, including, because Andina is currently a shell company, waiting until one year after Andina’s filing with the SEC of a Current Report on Form 8-K containing Form 10 type information reflecting the merger with Tecnoglass Holding.

Upon expiration of the applicable lock-up periods, and upon effectiveness of the registration statement Andina files pursuant to the registration rights agreement or upon satisfaction of the requirements of Rule 144 under the Securities Act, the Tecnoglass Holding shareholders may sell large amounts of Andina ordinary shares in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in Andina’s share price or putting significant downward pressure on the price of Andina’s shares.

Also pursuant to the amended and restated registration rights agreement, Andina’s initial shareholders are entitled to make a demand that Andina register the resale of their initial shares at any time commencing three months prior to the date on which their shares may be released from escrow. The presence of these additional ordinary shares trading in the public market may have an adverse effect on the market price of Andina’s securities.

Andina’s warrants and unit purchase options will become exercisable after the closing of the merger, which will increase the number of shares eligible for future resale in the public market and result in dilution to Andina shareholders.

Andina’s warrants, including (i) the warrants to purchase an aggregate of 4,200,000 ordinary shares issued in Andina’s initial public offering, (ii) the warrants to purchase an aggregate of 5,700,000 ordinary shares of Andina issued in a private placement concurrent with Andina’s initial public offering, consisting of 4,800,000 insider warrants and 900,000 warrants underlying unit purchase options issued to EarlyBirdCapital and its designees and (iii) the warrants to purchase 200,000 ordinary shares that may be issued upon conversion of $100,000 in promissory notes held by the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, an affiliate of Andina’s non-executive chairman of the board, if the convertibility of such notes is approved at the extraordinary general meeting, will become exercisable after the closing of the merger. Andina’s unit purchase options, which will become exercisable after the merger, permit the holders to purchase 900,000 units, consisting of 900,000 ordinary shares of Andina and 900,000 warrants. The warrants likely will be exercised only if the $8.00 per share exercise price is below the market price of Andina’s ordinary shares. To the extent such warrants and unit purchase options are exercised, additional Andina ordinary shares will be issued. These issuances of ordinary shares will result in dilution to Andina’s shareholders and increase the number of shares eligible for resale in the public market.

If Andina shareholders fail to properly elect to exercise their conversion rights or fail to deliver their shares to the transfer agent after so electing, they will not be entitled to convert their ordinary shares of Andina into a pro rata portion of the trust account.

Andina shareholders holding public shares may demand that Andina convert their shares into a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the merger. Andina shareholders who seek to exercise this conversion right must deliver their shares (either physically or electronically) to Andina’s transfer agent prior to the vote at the meeting. Any Andina shareholder who fails to properly elect to exercise such conversion rights or who fails to deliver his or her shares will not be entitled to convert his or her shares into a pro rata portion of the trust account for conversion of his shares. See the section entitled “Extraordinary General Meeting of Andina Shareholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares to cash.

Public shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking conversion rights with respect to more than 12.5% of the public shares.

A public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group,” will be restricted from seeking conversion rights with respect to more than 12.5% of the public shares. Accordingly, if you hold more than 12.5% of the public shares and the merger proposal is approved, you will not be able to seek conversion rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 12.5% or sell them in the open market. Andina cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of Andina’s ordinary shares will exceed the per-share conversion price.

Nasdaq may delist Andina’s ordinary shares and warrants from quotation on its exchange. Failure to maintain Nasdaq listing could limit investors’ ability to make transactions in its securities and subject Andina to additional trading restrictions.

Andina ordinary shares and warrants are currently listed on Nasdaq. In March 2013, Andina received a written notice from the Listing Qualifications Department of Nasdaq indicating that Andina was not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires Andina to have at least of 300 public holders for continued listing on the exchange. Subsequently, Nasdaq accepted Andina’s plan to regain compliance with the Minimum Public Holders Rule and provided Andina until September 10, 2013 to evidence compliance with such rule. On September 11, 2013, Andina received a letter from Nasdaq (the “Staff Determination”) noting that Andina had failed to evidence compliance with the Minimum Public Holders Rule by the September 10th deadline and that, accordingly, Nasdaq would be initiating procedures to delist Andina’s securities from Nasdaq. Andina subsequently appealed the Staff Determination, and on October 31, 2013, Nasdaq notified Andina that the Nasdaq Hearings Panel who heard Andina’s appeal determined to continue the listing of Andina’s securities; provided, however, that on or prior to December 22, 2013, Andina must provide Nasdaq with certain information, including that it has a minimum of 300 round lot holders and the combined company meets all the requirements for initial listing on Nasdaq. Tecnoglass Holding may not be able to meet those initial listing requirements and, even if it is able to meet the initial listing requirements, it may not be able to meet the continued listing requirements for its ordinary shares and warrants in the future.

Failure to meet the initial or continued listing requirements could result in Nasdaq delisting Andina’s securities from trading on its exchange. If this should happen, Andina could face significant material adverse consequences, including:

•	a limited availability of market quotations for its securities;
•	a limited amount of news and analyst coverage for the company; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

Andina’s share and warrant price may fluctuate significantly following consummation of the transaction.

Following consummation of the transaction, Andina’s ordinary share and warrant price may fluctuate significantly. Factors affecting the trading price of the securities may include:

•	actual or anticipated fluctuations in quarterly financial results or the quarterly financial results of companies perceived to be similar to Andina;
•	changes in the market’s expectations about operating results;
•	success of competitors;
•	operating results failing to meet the expectation of securities analysts or investors in a particular period;
•	changes in financial estimates and recommendations by securities analysts concerning Andina, the market for in-flight entertainment, the airline industry, or the travel market in general;
•	operating and stock price performance of other companies that investors deem comparable to Andina;
•	the company’s ability to market new and enhanced products on a timely basis;
•	changes in laws and regulations affecting the combined company’s business;
•	commencement of, or involvement in, litigation;
•	changes in capital structure, such as future issuances of securities or the incurrence of additional debt;
•	the volume of ordinary shares available for public sale;
•	any major change in the board or management;
•	sales of substantial amounts of ordinary shares by insiders or the perception that such sales could occur; and
•	general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of Andina’s securities irrespective of its operating performance. The stock market in general, and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of Andina’s securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to Andina could depress the share price regardless of its business, prospects, financial conditions or results of operations. A decline in the market price of Andina’s securities also could adversely affect its ability to issue additional securities and to obtain additional financing in the future.

Andina’s ability to request indemnification from Tecnoglass Holding shareholders for damages arising out of the merger is generally limited in certain instances to those claims where damages exceed $1,000,000 and is also limited to the shares placed in escrow.

At the closing of the merger, 890,000 of the ordinary shares issuable to the Tecnoglass Holding shareholders will be deposited in escrow to provide a fund for payment to Andina with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Tecnoglass Holding and its shareholders, and for certain other indemnifiable matters. Generally, claims for indemnification may only be asserted by Andina once the damages exceed a $1,000,000 deductible. Accordingly, it is possible that Andina will not be entitled to indemnification even if Tecnoglass Holding is found to have breached certain of its representations and warranties and covenants contained in the merger agreement if such breach would only result in damages to Andina of less than $1,000,000. Also, the aggregate liability for damages is limited to the shares placed in escrow until the date that is the earlier of 30 days after Andina files its annual report on Form 10-K for its 2015 fiscal year or June 30, 2015. At such time, the escrow shares will be released from escrow to the Tecnoglass Holding shareholders, less amounts previously applied in satisfaction of or reserved with respect to indemnification claims that are made prior to that date or reserved for certain other matters.

Andina’s current directors and executive officers own ordinary shares and warrants that will be worthless and have incurred reimbursable expenses and made loans to Andina that may not be reimbursed or repaid if the merger is not approved. Such interests may have influenced their decision to approve the business combination with Tecnoglass Holding.

Certain of Andina’s officers, directors, and/or their affiliates, beneficially own ordinary shares of Andina that they purchased prior to Andina’s initial public offering. Additionally, certain of Andina’s initial shareholders, some of whom also serve as its officers and directors, and others purchased 4,800,000 insider warrants in a private placement that occurred simultaneously with its initial public offering. Andina’s executive officers and directors and their affiliates have no redemption rights with respect to shares they acquired prior to Andina’s initial public offering in the event a business combination is not effected in the required time period. Therefore, if the merger or another business combination is not approved within the required time period, such shares held by such persons will be worthless, as will the warrants. As of October 31, 2013, Andina’s directors and officers held $10,647,000 in ordinary shares (based on a market price of $10.14) and $2,400,000 in warrants (based on a market price of $0.50).

In addition, the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, a trust of which Andina’s non-executive chairman of the board, his spouse and his descendants are beneficiaries, has loaned Andina an aggregate of $100,000. The loans are non interest bearing and are payable at the consummation of a business combination. Andina’s directors, officers, initial shareholders and their affiliates may loan additional funds to Andina in the future on substantially similar terms in order to meet Andina’s working capital needs prior to the closing of the merger. If Andina fails to consummate a business combination, the loans would become unsecured liabilities of Andina; however, the directors, officers and initial shareholders, on behalf of themselves and their affiliates, have waived any claim against the trust account. Accordingly, Andina may not be able to repay these loans if the merger is not completed.

Furthermore, Andina’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Andina’s behalf, such as identifying and investigating possible business targets and business combinations. These expenses will be repaid upon completion of the business combination with Tecnoglass Holding. However, if Andina fails to consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Andina may not be able to reimburse these expenses if the merger is not completed. As of November 22, 2013, Andina’s officers, directors, initial shareholders and their affiliates had incurred approximately $[•] of unpaid reimbursable expenses. See the section entitled “The Merger Proposal — Interests of Andina’s Directors and Officers and Others in the Merger.”

These financial interests may have influenced the decision of Andina’s directors and officers to approve the business combination with Tecnoglass Holding and to continue to pursue such business combination. In considering the recommendations of Andina’s board of directors to vote for the merger proposal and other proposals, its shareholders should consider these interests.

Andina’s non-executive chairman of the board is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event the business combination is not consummated. Such liability may have influenced the board of director’s decision to approve the business combination with Tecnoglass Holding.

If the merger or another business combination is not consummated by December 22, 2013, A. Lorne Weil, Andina’s non-executive chairman of the board, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina, but only if such a vendor or target business has not executed such a waiver. If Andina consummates a business combination, on the other hand, Andina will be liable for all such claims. Neither Andina nor Mr. Weil has any reason to believe that Mr. Weil will not be able to fulfill his indemnity obligations to Andina. See the section entitled “Other Information Related to Andina — Andina’s Plan of Operation” for further information.

These personal obligations of Mr. Weil may have influenced Andina’s board of director’s decision to approve the business combination with Tecnoglass Holding and to continue to pursue such business combination. In considering the recommendations of Andina’s board of directors to vote for the merger proposal and other proposals, Andina’s shareholders should consider these interests.

Andina has not obtained an opinion from an unaffiliated third party that the consideration being delivered in the merger is fair to Andina’s shareholders from a financial point of view.

In analyzing the transaction with Tecnoglass Holding, the Andina board, with the assistance from its financial advisors, conducted significant business and financial due diligence on Tecnoglass Holding. Andina did not obtain an opinion from an unaffiliated third party indicating that the consideration being paid in the merger is fair to Andina’s public shareholders from a financial point of view or that the transaction met the 80% fair market value test since it was not required to do so. The Andina board of directors believes that, because of the financial skills and background of its officers and directors, it was qualified to conclude that the business combination was fair from a financial perspective to its shareholders and that the 80% test was met without an outside opinion. However, since no opinion has been obtained, Andina’s shareholders will be relying solely on the judgment of Andina’s board of directors with respect to the merger and its terms. Andina’s board of directors may be incorrect in its assessment of the transaction.

The exercise of Andina’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes to the terms of the business combination or waivers of conditions are appropriate and in Andina’s shareholders’ best interest.

In the period leading up to the closing of the merger, events may occur that, pursuant to the merger agreement, would require Andina to agree to amend the merger agreement, to consent to certain actions taken by Tecnoglass Holding or to waive rights that Andina is entitled to under the merger agreement. Such events could arise because of changes in the course of Tecnoglass Holding’s business, a request by Tecnoglass Holding to undertake actions that would otherwise be prohibited by the terms of the merger agreement or the occurrence of other events that would have a material adverse effect on Tecnoglass Holding’s business and would entitle Andina to terminate the merger agreement. In any of such circumstances, it would be at Andina’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is best for Andina and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, Andina does not believe there will be any changes or waivers that Andina’s directors and officers would be likely to make after shareholder approval of the merger proposal has been obtained. While certain changes could be made without further shareholder approval, Andina will circulate a new or amended proxy statement and resolicit Andina’s shareholders if changes to the terms of the transaction are made that would have a material impact on its shareholders are required prior to the vote on the merger proposal.

If Andina is unable to complete the business combination with Tecnoglass Holding or another business combination by December 22, 2013, Andina will liquidate the trust account and distribute the proceeds held therein to its public shareholders and dissolve. In such event, third parties may bring claims against Andina and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by shareholders could be less than approximately $10.18 per share.

Under the terms of Andina’s second amended and restated memorandum and articles of association, Andina must complete the business combination with Tecnoglass Holding or another business combination by December 22, 2013, or Andina will be required to liquidate the trust account and distribute the proceeds held therein to its public shareholders and dissolve. Although Andina has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the trust account could be subject to claims which could take priority over those of Andina’s public shareholders. If Andina is unable to complete a business combination within the required time period, A. Lorne Weil has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina, but only if such a vendor or prospective target business does not execute such a waiver. However, he may not be able to meet such obligation. Therefore, the per-share distribution from the trust account in such a situation may be less than approximately $10.18 due to such claims.

Additionally, if Andina is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if Andina otherwise enters compulsory or court supervised liquidation, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any bankruptcy claims deplete the trust account, Andina may not be able to return to its public shareholders at least approximately $10.18.

Andina’s shareholders may be held liable for claims by third parties against Andina to the extent of distributions received by them.

If Andina is unable to complete the business combination with Tecnoglass Holding or another business combination by December 22, 2013, the automatic dissolution and liquidation provision of Andina’s second amended and restated memorandum and articles of association will be triggered, and upon notice from Andina, the trustee of the trust account will distribute the amount in Andina’s trust account to Andina’s public shareholders. Concurrently, Andina shall pay, or reserve for payment, from funds not held in trust, Andina’s liabilities and obligations; however, there may not be sufficient funds for such purpose. If there are insufficient funds held outside the trust account for such purpose, A. Lorne Weil has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina, assuming that such persons or entities have not executed a waiver agreement with Andina.

If Andina is forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, Andina was unable to pay its debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover all amounts received by Andina’s shareholders. Furthermore, Andina’s board may be viewed as having breached their fiduciary duties to Andina’s creditors and/or may have acted in bad faith, and thereby exposing itself and Andina to claims of damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. Claims may be brought against Andina for these reasons. Andina and its directors and officers who knowingly and willfully authorized or permitted any distribution to be paid while Andina was unable to pay its debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine of $15,000 and to imprisonment for five years in the Cayman Islands.

Activities taken by existing Andina shareholders or Tecnoglass Holding shareholders to increase the likelihood of approval of the acquisition proposal and other proposals could have a depressive effect on Andina’s shares.

At any time prior to the extraordinary general meeting, during a period when they are not then aware of any material nonpublic information regarding Andina or its securities, Andina’s initial shareholders or Tecnoglass Holding’s shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire ordinary shares of Andina or vote their shares in favor of the merger proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the then outstanding ordinary shares present and entitled to vote at the meeting to approve the merger proposal vote in its favor and that holders of 87.5% or fewer of the public shares demand conversion of their public shares into cash where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on Andina’s ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the extraordinary general meeting. See the section entitled “The Extraordinary General Meeting — Andina Initial Shareholders.”

Risks If the Adjournment Proposal Is Not Approved

If the adjournment proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the merger, Andina’s board of directors will not have the ability to adjourn the extraordinary general meeting to a later date in order to solicit further votes, and, therefore, the merger will not be approved.

Andina’s board of directors is seeking approval to adjourn the extraordinary general meeting to a later date or dates if, at the extraordinary general meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the merger. If the adjournment proposal is not approved, Andina’s board will not have the ability to adjourn the extraordinary general meeting to a later date and, therefore, will not have more time to solicit votes to approve the consummation of the merger. In such event, the merger would not be completed and, if another business combination is not consummated by December 22, 2013, Andina will liquidate the trust account and distribute the proceeds held therein to its public shareholders and dissolve.

FORWARD-LOOKING STATEMENTS

Andina believes that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, because Andina is a “blank check” company, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;
•	contain projections of future results of operations or financial condition; or
•	state other “forward-looking” information.

Andina believes it is important to communicate its expectations to its shareholders. However, there may be events in the future that Andina is not able to predict accurately or over which it has no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Andina or Tecnoglass Holding in such forward-looking statements, including among other things:

•	the number and percentage of its shareholders voting against the merger proposal;
•	the number and percentage of its shareholders seeking conversion;
•	changes adversely affecting the business in which Tecnoglass Holding is engaged;
•	management of growth;
•	general economic conditions;
•	Tecnoglass Holding’s business strategy and plans; and
•	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of Andina, Tecnoglass Holding or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Andina and Tecnoglass Holding undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before a shareholder grants its proxy or instructs how its vote should be cast or vote on the merger proposal or any of the other proposals, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect Andina and/or Tecnoglass Holding.

EXTRAORDINARY GENERAL MEETING OF ANDINA SHAREHOLDERS

General

Andina is furnishing this proxy statement to its shareholders as part of the solicitation of proxies by Andina’s board of directors for use at the extraordinary general meeting of Andina shareholders to be held on December [•  ], 2013, and at any adjournment or postponement thereof. This proxy statement is first being furnished to Andina’s shareholders on or about [•  ], 2013 in connection with the vote on the merger proposal, the name change proposal, the charter amendments proposal, the articles restatement proposal, the incentive compensation plan proposal, the director election proposal, the note convertibility proposal, the adjournment proposal, the say-on-pay proposal and the frequency of say-on-pay proposal. This proxy statement provides Andina’s shareholders with information they need to know to be able to vote or instruct their vote to be cast at the extraordinary general meeting.

Date, Time and Place

The extraordinary general meeting of shareholders will be held on December [•  ], 2013, at [    ] [ ].m., Eastern Time, at the offices of Graubard Miller, Andina’s U.S. counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Purpose of the Andina Extraordinary general meeting

At the extraordinary general meeting, Andina is asking holders of its ordinary shares to:

•	consider and vote upon a proposal to adopt the merger agreement and approve the merger (the merger proposal);
•	consider and vote upon proposals to approve by special resolution amendments to Andina’s amended and restated memorandum and articles of association, effective immediately upon consummation of the merger, (i) to change the name of Andina from “Andina Acquisition Corporation” to “Tecnoglass Inc.” (the name change proposal); and (ii) to remove provisions that will no longer be applicable to Andina after the merger (the charter amendments proposal);
•	consider and vote upon a proposal to approve by special resolution, effective immediately upon consummation of the merger and approval of the name change proposal and charter amendments proposal, the amendment and restatement of Andina’s second amended and restated articles of association to (among other matters) reflect the changes effected by the name change proposal and the charter amendments proposal (the articles restatement proposal);
•	consider and vote upon a proposal to approve the 2013 Long-Term Incentive Plan, which is an incentive compensation plan for employees of Andina and its subsidiaries (the incentive compensation plan proposal);
•	elect seven directors to Andina’s board of directors, effective upon the consummation of the merger, of whom three will be Class A directors serving until the annual general meeting of shareholders to be held in 2014, two will be Class B directors serving until the annual general meeting to be held in 2015 and two will be Class C directors serving until the annual general meeting to be held in 2016 and, in each case, until their successors are elected and qualified (the director election proposal);
•	consider and vote upon a proposal to approve the convertibility into warrants of promissory notes issued (or to be issued) to Andina’s insiders who have made (or may make prior to the meeting) working capital loans to Andina (the note convertibility proposal);
•	consider and vote upon a proposal to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote or elections to convert at the time of the extraordinary general meeting, Andina is not authorized to consummate the merger or the closing conditions under the merger agreement are not met (the adjournment proposal);
•	consider and vote upon a proposal to approve, on an advisory basis, the executive compensation of Andina’s named executive officers (the say-on-pay proposal); and

•	consider and vote upon a proposal to select, on an advisory basis, the frequency with which Andina will hold an advisory shareholder vote to approve executive compensation (the frequency of say-on-pay proposal).

Recommendation of Andina Board of Directors

Andina’s board of directors has unanimously determined that each of the proposals is fair to and in the best interests of Andina and its shareholders, and has unanimously approved such proposals. Andina’s board of directors unanimously recommends that shareholders:

•	vote “FOR” the merger proposal;
•	vote “FOR” the name change proposal;
•	vote “FOR” the charter amendments proposal;
•	vote “FOR” the articles restatement proposal;
•	vote “FOR” the incentive compensation plan proposal;
•	vote “FOR” the persons listed herein as nominees for election as directors;
•	vote “FOR” the note convertibility proposal;
•	vote “FOR” the adjournment proposal, if it is presented to the meeting;
•	vote “FOR” the say-on-pay proposal; and
•	vote for “THREE YEARS” for the frequency of say-on-pay proposal.

Record Date; Who is Entitled to Vote

Andina has fixed the close of business on November 22, 2013, as the “record date” for determining Andina shareholders entitled to notice of and to attend and vote at the extraordinary general meeting. As of the close of business on November 22, 2013, there were 5,250,000 of Andina ordinary shares outstanding and entitled to vote. Each Andina ordinary share is entitled to one vote per share at the extraordinary general meeting.

Pursuant to agreements with Andina, the 1,050,000 initial shares held by the initial shareholders, as well as any ordinary shares acquired in the aftermarket by such shareholders, will be voted in favor of the merger proposal. Andina’s initial shareholders, as of the date of this proxy statement, have not acquired any ordinary shares of Andina in the aftermarket. However, any subsequent purchase by the initial shareholders of ordinary shares in the aftermarket will make it more likely that the merger proposal is approved.

Quorum

A quorum of shareholders is necessary to transact business at a general meeting. The presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the holders of a majority of the Andina ordinary shares constitutes a quorum.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to Andina but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares voting on the matter as to which authority to vote is withheld from the broker. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the merger proposal, the name change proposal, the charter amendments proposal, the articles restatement proposal, the incentive compensation plan proposal, the director election proposal, the note convertibility proposal, the say-on-pay proposal and the frequency of say-on-pay proposal.

Vote Required

The approval of the merger proposal will require the affirmative vote of the holders of a majority of the Andina ordinary shares voted on such proposal at the extraordinary general meeting. Abstentions are deemed to have voted on the merger proposal. Therefore, they have the same effect as a vote against the merger proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the merger proposal.

The approval by special resolution of the name change proposal, the charter amendments proposal and the articles restatement proposal will require the affirmative vote of the holders of not less than two-thirds of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting. Abstentions are deemed voted on the merger proposal. Therefore, they have the same effect as a vote against the merger proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on such proposals.

The approval of the incentive compensation plan proposal, the note convertibility proposal, the adjournment proposal (if presented), and the say-on-pay proposal will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting. Abstentions are deemed voted on such proposals. Therefore, they have the same effect as a vote against such proposals. Broker non-votes are not voted on such proposals and, therefore, they will have no effect on the vote on such proposals. The say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee.

Directors will be elected by ordinary resolution which will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) and entitled to vote on such proposal at the extraordinary general meeting. Abstentions are deemed voted on the diretor proposal. Therefore, they have the same effect as a vote against any particular nominee. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on such proposal.

The frequency of say-on-pay votes also will be selected by a plurality. “Plurality,” in this case, means that the frequency — every one, two or three years — that receives the largest number of affirmative votes is the frequency selected by the shareholders. Consequently, any shares not voted in favor of a particular frequency (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted toward such frequency’s selection. The frequency of say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee.

Voting Your Shares

Each Andina ordinary share that you own in your name entitles you to one vote.

If you are a record owner of your shares, there are two ways to vote your ordinary shares of Andina at the extraordinary general meeting:

•	You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Andina’s board “FOR” the merger proposal, the name change proposal, the charter amendments proposal, the incentive compensation plan proposal, the persons listed herein as nominees for election as directors, the note convertibility proposal, the adjournment proposal (if presented) and the say-on-pay proposal and for “THREE YEARS” for the frequency of say-on-pay proposal. Votes received after a matter has been voted upon at the extraordinary general meeting will not be counted.
•	You Can Attend the Extraordinary General Meeting and Vote in Person. You will receive a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must obtain a legal proxy from the broker, bank or other nominee. That is the only way Andina can be sure that the broker, bank or nominee has not already voted your shares.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Revoking Your Proxy

If you are a record owner of your shares and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify Andina’s secretary in writing before the extraordinary general meeting that you have revoked your proxy; or
•	you may attend the extraordinary general meeting, revoke your proxy, and vote in person as described above.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker for information on how to revoke your voting instructions.

Who Can Answer Your Questions About Voting Your Shares

If you are a shareholder and have any questions about how to vote or direct a vote in respect of your Andina ordinary shares, you may call [          ], Andina’s proxy solicitor, at [    ]-[    ]-[    ].

Conversion Rights

Public shareholders may seek to convert their shares, regardless of whether they vote for or against the merger. All conversions would be effectuated as repurchases under Cayman Islands law. Any public shareholder who affirmatively votes either for or against the merger proposal will have the right to demand that his shares be converted for a full pro rata portion of the amount then in the trust account (which was approximately $42,787,000, or approximately $10.19 per share, as of August 31, 2013), less any amounts necessary to pay Andina’s taxes (which were zero, as of August 31, 2013). A public shareholder will be entitled to receive cash for these shares only if the merger is consummated.

Notwithstanding the foregoing, a public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 12.5% or more of Andina ordinary shares. Accordingly, all shares in excess of 12.5% held by a shareholder will not be converted to cash.

Andina’s initial shareholders will not have conversion rights with respect to any ordinary shares owned by them, directly or indirectly.

Andina shareholders who seek to convert their public shares must:

•	Affirmatively vote for or against the merger proposal. Andina shareholders who do not vote with respect to the merger proposal, including as a result of an abstention or a broker non-vote, may not convert their shares into cash.
•	Demand conversion either by checking the box on their proxy card or by submitting their request in writing to Andina’s transfer agent. Any such demand must be made no later than the close of the vote on the merger proposal.
•	Deliver their ordinary shares, either physically or electronically using Depository Trust Company’s DWAC System, to Andina’s transfer agent prior to the vote at the meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and it would be up to the broker whether or not to pass this cost on to the converting shareholder. In the event the proposed business combination is not consummated this may result in an additional cost to shareholders for the return of their shares.

Any demand to convert such shares once made, may be withdrawn at any time up to the vote on the proposed business combination. Furthermore, if a holder of public shares delivers such shares in connection with an election of their conversion and subsequently decides prior to the applicable date not to elect to exercise such rights, he may simply request that the transfer agent return the shares (physically or electronically).

A public shareholder will be entitled to receive cash for these shares only if the shareholder properly seeks conversion as described above and the merger is consummated. If a public shareholder properly seeks conversion and the merger is consummated, Andina will convert these shares for cash and the holder will no longer own these shares following the merger. If the merger is not consummated for any reason, then the public shareholders who exercised their conversion rights will not be entitled to receive cash for their shares. In such case, Andina will promptly return any shares delivered by public shareholders. If the holders of more than 3,674,999 public shares (representing approximately 87.5% of the public shares) properly demand conversion of their shares, Andina will not be authorized to consummate the merger.

The closing price of Andina ordinary shares on October 31, 2013 was $10.14. The cash held in the trust account on such date was approximately $10.19 per public share. Prior to exercising conversion rights, shareholders should verify the market price of Andina ordinary shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. Andina cannot assure its shareholders that they will be able to sell their Andina ordinary shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

The conversion rights for a holder of public shares who votes against the merger proposal, as set forth in this proxy statement, are different than the conversion rights for such a holder, as set forth in the prospectus for Andina’s initial public offering. As set forth in the prospectus, a holder of public shares who voted against the merger would have been entitled to receive only $10.18, rather than a full pro rata portion of the trust account, less any amounts necessary to pay Andina’s taxes. Because Nasdaq objects to the payment of a different amount to such holders, Andina determined to pay such holders the full pro rata portion of the trust account in order to remain listed on Nasdaq.

Appraisal Rights

Andina’s shareholders do not have appraisal rights under the Companies Law in connection with the merger or the other proposals.

Proxy Solicitation Costs

Andina is soliciting proxies on behalf of its board of directors. Andina will bear all of the costs of the solicitation.

This solicitation is being made by mail but also may be made by telephone or in person. Andina and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Andina also has hired [      ] to assist in the proxy solicitation process. Andina will pay that firm a fee of $[    ] plus disbursements. Such fee will be paid with non-trust account funds.

Andina will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Andina will reimburse them for their reasonable expenses.

Andina Initial Shareholders

As of the record date, Andina’s initial shareholders beneficially owned and were entitled to vote an aggregate of 1,050,000 initial shares that were issued prior to Andina’s initial public offering. The initial shares issued to the Andina initial shareholders currently constitute approximately 20% of the outstanding ordinary shares of Andina. The initial shareholders are trusts established for the benefit of the children of A. Lorne Weil, a member of the board of directors; Julio A. Torres, a member of the board of directors and Andina’s former co-chief executive officer; Martha L. Byorum, a member of the board of directors; Capital Advisory Partners L.A., an affiliate of Dr. Rudolf M. Hommes, a member of the board of directors; Eduardo R. Salom, a member of the board of directors and Andina’s former co-chief executive officer; B. Luke Weil, Andina’s chief executive officer; and Eric Carrera, Robert Stevens and LWEH LLC.

In connection with the initial public offering, Andina and EarlyBirdCapital entered into agreements with each of the Andina initial shareholders pursuant to which each Andina initial shareholder agreed to vote the initial shares, as well as any Andina ordinary shares acquired in the aftermarket, in favor of the merger proposal. The Andina initial shareholders have also indicated that they intend to vote their initial shares in favor of all other proposals being presented at the meeting. The initial shares have no right to participate in any liquidation of the trust account or other assets and will be worthless if no business combination is effected by Andina. In connection with the initial public offering, the Andina initial shareholders entered into an escrow agreement pursuant to which, subject to certain exceptions, their initial shares will be held until one year after the date of the consummation of the merger (or another initial business combination) or earlier if, subsequent to the merger (or other initial business combination), Andina consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of its shareholders having the right to exchange their ordinary shares for cash, securities or other property.

At any time prior to the extraordinary general meeting, during a period when they are not then aware of any material nonpublic information regarding Andina or its securities, the Andina initial shareholders or Tecnoglass Holding’s shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or who demand, or indicate an intention to demand, conversion rights, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire Andina ordinary shares or to not demand conversion rights. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the Andina initial shareholders for nominal value. The funds for any such purchases or incentives will either come from cash available to such purchasing parties or from third party financing, none of which has been sought at this time. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the Andina ordinary shares voted on the merger proposal at the extraordinary general meeting vote in its favor and that holders of 3,674,999 or fewer of the public shares demand conversion of their public shares into cash where it appears that such requirements would otherwise not be met.

Entering into any such arrangements may have a depressive effect on Andina ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the extraordinary general meeting.

If such transactions are effected, the consequence could be to cause the merger to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the merger proposal and other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of more than 3,674,999 of the public shares will exercise their conversion rights.

There have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Andina will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the merger, name change and charter amendments proposals or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

THE MERGER PROPOSAL

The discussion in this proxy statement of the merger and the principal terms of the merger agreement is subject to, and is qualified in its entirety by reference to, the merger agreement. A copy of the merger agreement, as amended, is attached as Annex A to this proxy statement. The text of the merger proposal to be considered at the extraordinary general meeting is set forth in Annex D.

Structure of the Merger

Pursuant to the merger agreement, Merger Sub will be merged into Tecnoglass Holding, with Tecnoglass Holding surviving as a wholly-owned subsidiary of Andina.

Under the merger agreement, the Tecnoglass Holding shareholders will receive:

•	an aggregate of 20,926,965 ordinary shares of Andina at the closing and
•	3,000,000 earnout shares based on the achievement of specified share price and earnings targets described below.

Based upon a market price of $10.14 per ordinary share of Andina on October 31, 2013, the Tecnoglass shareholders will receive total merger consideration of approximately $212.2 million at the closing and could receive up to approximately an additional $30.4 million after the closing. The merger consideration that would otherwise be payable to Tecnoglass Holding shareholders who exercise their appraisal rights will not be issued and will be canceled.

The earnout shares are unissued as a matter of Cayman Islands law and have been placed in escrow, pursuant to the additional shares escrow agreement, to be issued and released to Tecnoglass Holding’s shareholders upon the achievement of specified share price targets or targets based on Tecnoglass Holding’s EBITDA in the fiscal years ending December 31, 2014, 2015 or 2016. A copy of the additional shares escrow agreement is attached to this proxy statement as Annex G. The following table sets forth the targets and the number of earnout shares issuable to Tecnoglass Holding shareholders upon the achievement of such targets:

	Ordinary Share Price Target	EBITDA Target		Number of Earnout Shares
		Minimum	Maximum	Minimum	Maximum
Fiscal year ending 12/31/14	$12.00 per share	$30,000,000	$36,000,000	416,667	500,000
Fiscal year ending 12/31/15	$13.00 per share	$35,000,000	$40,000,000	875,000	1,000,000
Fiscal year ending 12/31/16	$15.00 per share	$40,000,000	$45,000,000	1,333,333	1,500,000

If either the ordinary share target or the maximum EBITDA target is met in any fiscal year, Tecnoglass Holding shareholders receive the maximum number of earnout shares indicated for the year.

In the event the ordinary share target is not met but the combined company’s EBITDA falls within the minimum and maximum EBITDA target for a specified year, the number of earnout shares to be issued will be interpolated between such targets.

In the event neither the ordinary share target nor the minimum EBITDA target is met in a particular year, but a subsequent year’s share price or EBITDA target is met, the Tecnoglass Holding shareholders will earn the earnout shares for the previous year as if the prior year’s target had been met.

No fractional ordinary shares of Andina will be required to be issued. If a fractional share is required to be issued to a holder of Tecnoglass Holding ordinary shares (after aggregating all fractional shares that otherwise would be received by such holder), the number of shares to be issued to such holder will be rounded up to the next whole share.

Name; Headquarters; Share Symbols; Fiscal Year End

After completion of the merger and assuming all proposals are approved:

•	the name of Andina will be “Tecnoglass Inc.”;
•	the name of Tecnoglass Holding will be “[•]”;

•	the corporate headquarters and principal executive offices of Andina will be located at Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia, which are Tecnoglass Holding’s corporate headquarters;
•	Andina’s fiscal year end will be December 31; and
•	Andina’s ordinary shares and warrants, which are currently traded on Nasdaq under the symbols ANDA and ANDAW, respectively, will continue to be traded on Nasdaq if an application made by Andina to such effect is granted, and the units will no longer trade.

Indemnification of Andina and Tecnoglass Holding Shareholders

Andina and Tecnoglass Holding shareholders have agreed to indemnify and hold harmless the other for their inaccuracies or breaches of the representations and warranties or for the non-fulfillment or breach of any covenant or agreement contained in the merger agreement and for certain other matters.

To provide a fund for payment to Andina with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Tecnoglass Holding, and for certain other indemnifiable matters, there will be placed in escrow (with an independent escrow agent) an aggregate of 890,000 of the shares issuable to the Tecnoglass Holding shareholders at closing, which we sometimes refer to as the indemnity escrow fund. The shares to be placed in escrow will be allocated among the Tecnoglass Holding shareholders pro rata in proportion to the number of ordinary shares of Tecnoglass Holding owned by them immediately prior to the closing of the merger. A copy of the indemnity escrow agreement is attached to this proxy statement as Annex F.

Generally, no amount for indemnification shall be payable to either Andina on the one hand or the Tecnoglass Holding shareholders on the other unless and until the aggregate amount of all indemnifiable losses otherwise payable exceed $1,000,000.

On the date that is the earlier of (i) 30 days after the date on which Andina files its Annual Report on Form 10-K pursuant to the Exchange Act for its 2014 fiscal year and (ii) June 30, 2015, the escrow agent will release the escrow shares, less amounts previously applied in satisfaction of or reserved with respect to indemnification claims that are made prior to that date and reserved for certain other matters.

The aggregate liability for losses of Andina on the one hand or Tecnoglass Holding’s shareholders on the other shall not in any event exceed the value of the indemnity escrow fund. Andina shall have no claim for indemnity against Tecnoglass Holding’s shareholders other than for any of the shares placed in escrow and Tecnoglass Holding’s shareholders shall have no claim for indemnity against Andina other than for the issuance of additional ordinary shares of Andina.

Employment Agreements

As contemplated by the merger agreement, effective as of the merger, each of Jose M. Daes, Chistrian Daes and Joaquin Fernandez will enter into an employment agreement with Andina. The terms of the employment agreements have not been determined at this time. See the section entitled “The Director Election Proposal — Andina Executive Officer and Director Compensation — New Employment Agreements” for further details regarding these agreements.

Sale Restriction; Resale Registration

Pursuant to the merger agreement, the Tecnoglass Holding shareholders may not sell any of the ordinary shares of Andina that they receive as a result of the merger during the twelve month period after the closing date of the merger and the Tenoglass Holding shareholders will be required to enter into lock-up agreements to such effect as a condition to the merger agreement. The certificates representing the merger consideration will be legended to such effect.

Andina will enter into an amended and restated registration rights agreement at the closing of the merger. Under the amended and restated registration rights agreement, shareholders who are party to the agreement will be entitled to demand that Andina register the resale of ordinary shares of Andina under the Securities Act. Such shareholders can elect to exercise these registration rights at any time after the closing of the merger. In addition, the shareholders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to consummation of the merger. Notwithstanding such registration rights, the sale restriction described above shall remain in effect for the balance of the one-year period.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Andina and Tecnoglass Holding. The following is a brief discussion of the background of these negotiations, the merger agreement and related transactions.

Andina was incorporated in the Cayman Islands on September 21, 2011 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities. Andina completed its initial public offering on March 22, 2012. On the same date, Andina completed a private placement of insider warrants and unit purchase options. On March 30, 2012, Andina sold 200,000 additional units upon partial exercise of the underwriters’ over-allotment option. Andina received net proceeds of (i) $40,262,973 from the units sold in its initial public offering (including from the exercise of the over-allotment option) and (ii) $2,900,100 from the private placements. Of this amount, $42,740,000, or approximately $10.18 per unit sold in the initial public offering, was placed in the trust account and was held as cash or invested in United States treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of Andina’s initial business combination and (ii) Andina’s failure to consummate an initial business combination within the prescribed time. If Andina does not consummate a business combination by December 22, 2013, it will liquidate the trust and dissolve with no further vote or action of the board or shareholders.

In connection with the initial public offering, Andina engaged EarlyBirdCapital to act as Andina’s investment banker on a non-exclusive basis to assist Andina in structuring and negotiating a business combination. Andina agreed to pay $1,610,000 to EarlyBirdCapital upon consummation of the business combination for such services.

Prior to the consummation of its initial public offering, neither Andina nor anyone on its behalf contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction with any third party. Promptly following Andina’s initial public offering, Andina’s officers and directors contacted several investment bankers, private equity firms, consulting firms, legal and accounting firms, as well as numerous other business relationships. Through these efforts, Andina management evaluated over 50 potential transactions. The targets ranged across industries and segments, including manufacturing, technology, financial services, gaming and consumer.

On August 3, 2012, Andina entered into a non-exclusive financial services agreement with Correval S.A. (“Correval”) through which it was introduced to a number of Latin American companies including Tecnoglass Holding. The agreement with Correval provides that upon consummation of the merger, Andina will pay Correval an amount equal to 0.8% of all amounts retained in Andina’s trust fund after taking into account shareholders who elect to have their shares converted to cash in accordance with the provisions of Andina’s second amended and restated memorandum and articles of association.

On September 4, 2012, Andina entered into a non-exclusive investment banking advisory agreement with Morgan Joseph TriArtisan, LLC (“MJTA”). The agreement with MJTA provides for Andina to pay MJTA a fee of $500,000 upon consummation of the merger with Tecnoglass Holding.

By April 2013, Andina had entered into substantial discussions with several companies, including discussions regarding the type and amount of consideration to be provided relative to a potential transaction. Five of these companies, in addition to Tecnoglass Holding, were provided with a preliminary letter of intent:

•	In August 2012, Andina commenced discussions with a Brazil-based manufacturer of agricultural equipment and later that month presented it with a letter of intent. In October 2012, it became clear that an agreement on valuation could not be reached and discussions terminated.

•	In October 2012, Andina began discussions with a U.S.-based operator of Latin American gaming facilities. Andina conducted detailed due diligence throughout the balance of 2012 and provided this company with a letter of intent in January 2013. In March 2013, the discussions were terminated due to difficulty reaching an agreement regarding the structure of the transaction.
•	In July 2012, Andina began discussions with a Brazil-based electronic payment processing company. In December 2012, Andina presented this company with a letter of intent, but by January 2013 negotiations broke down due to differences regarding the structure of the potential transaction.
•	In January 2013, Andina began discussions with a Chilean-based IT Services and Consulting company. At the end of January 2013, Andina presented this company with a letter of intent. In February 2013, the discussions were terminated after it was determined that an agreement on valuation could not be reached between the parties.
•	In February 2013, Andina began discussions with a Mexico-based electronic payment processing company. In March 2013, Andina presented this company with a letter of intent, but by April 2013 the owners of this company decided they did not want to become public at that time primarily due to concerns regarding valuation.

In January 2013, Andina was introduced to Tecnoglass Holding when representatives of Correval had a discussion with several members of Andina’s board of directors. After receiving and reviewing certain summary information from Correval concerning Tecnoglass Holding, Ms. Byorum, one of Andina’s board members, had an introductory conference call on January 15, 2013 with Jose M. Daes, chief executive officer of ES, to learn more about Tecnoglass Holding and preliminarily discuss how a potential transaction with Andina might take place.

On March 18, 2013, a meeting was held in Miami among Ms. Byorum and Julio Torres, a member of Andina’s board, Mr. Daes and Christian Daes from Tecnoglass Holding and several members of Correval to further discuss a potential transaction. At the meeting, the participants described their respective companies, answered questions for each other and began a preliminary discussion regarding valuation.

On or about March 20, 2013, Andina presented Tecnoglass with a non-binding letter of intent which was subject to further due diligence and the approval of Andina’s board of directors. This letter of intent detailed deal consideration of approximately $206 million, which consisted of approximately $155 million of Andina’s ordinary shares and the assumption of an estimated $51 million of net debt. In addition, the letter of intent provided for contingent consideration of 1.3 million shares subject to meeting certain targeted levels of future EBITDA or stock prices.

On April 4, 2013, Mr. Torres had a conference call with a representative of Correval and Jose M. Daes to discuss certain points of the letter of intent and answer questions regarding the structure, valuation and process. It was also noted at this time that Tecnoglass Holding’s financial position had improved since the initial discussion on valuation took place. Following this call, representatives from Correval shared with Andina management Tecnoglass Holding’s feedback on Andina’s proposal including valuation requirements. On April 8, 2013, Andina provided Tecnoglass Holding with a revised letter of intent that provided for increased consideration to approximately $230 million, consisting of approximately $180 million of Andina’s ordinary shares and the assumption of an estimated $51 million of net debt. In addition, the contingent consideration was increased to 3.0 million shares.

Negotiations continued telephonically culminating in a call on April 26, 2013 with Mr. Torres, a representative of Correval and Jose Daes during which the parties discussed, among other things, revising the structure of the contingent consideration. Following this call, on April 27, 2013, Andina sent a further revised letter of intent which changed the terms of the release of the contingent consideration. On May 14, 2013, the letter of intent was executed.

On May 22, 2013, Mr. Torres visited Tecnoglass’ Baranquilla headquarters to conduct due diligence as well as meet with members of Crowe Horwath LLP, Tecnoglass Holding’s auditors. In addition to having discussions regarding Tecnoglass Holding’s business, Mr. Torres toured Tecnoglass Holding’s offices and manufacturing facilities.

On June 4, 2013, Andina provided Tecnoglass with a first draft of a definitive agreement for the business combination. On June 6, 2013, B. Luke Weil, Andina’s chief executive officer, Ms. Byorum, representatives of EarlybirdCapital and MJTA, representatives of Arnstein Lehr and McDermott Will & Emery, counsel to Tecnoglass and ES, and Jose M. Daes met to discuss terms provided for in the definitive agreement and for Mr. Daes to answer certain due diligence questions. Material terms of the definitive agreement discussed at this meeting included the provision of a mechanism for an upward adjustment to the transaction consideration should Tecnoglass Holding’s actual June 30th LTM EBITDA exceed the estimated amount and an explanation of how the net debt and working capital adjustments would be calculated.

On June 14, 2013, Andina provided Tecnoglass Holding with a revised draft of a definitive agreement for the business combination.

On June 26, 2013, Lorne Weil, Luke Weil and Ms. Byorum of Andina, representatives of EarlybirdCapital and MJTA, representatives of Arnstein & Lehr and McDermott Will & Emery and Jose M. Daes met to have further discussions regarding the terms provided for in the definitive agreement and for Mr. Daes to answer certain additional due diligence questions. Material terms of the definitive agreement discussed at this meeting included the creation of an employee stock option plan and negotiation of closing conditions relating to the minimum amount of cash available to the combined company and maximum transaction expenses.

On July 11, 2013, Andina provided Tecnoglass Holding with a further revised draft of a definitive agreement for the business combination.

On July 15, 2013, Ms. Byorum and representatives of EarlybirdCapital and MJTA met with Jose M. Daes to review certain due diligence questions. On July 9, 2013, representatives of EarlybirdCapital visited Tecnoglass Holding’s Barranquilla facilities to conduct additional due diligence for Andina. On July 25, 2013, Mr. Torres and representatives of MJTA visited Tecnoglass Holding’s Barranquilla facilities and met with representatives of Tecnoglass Holding, including, among others, Joaquin Fernandez, chief financial officer of Tecnoglass, to conduct additional due diligence.

On July 31, 2013, August 1, 2013 and August 8, 2013, representatives of MJTA and Eric Carrera, an advisor for Andina, held three telephonic meetings with Joaquin Fernandez to discuss various financial due diligence questions. During this time, Andina's financial advisors and legal counsel continued to assist Andina's management with its continued review of Tecnoglass Holding’s business, financial condition and prospects as well as in negotiations regarding the definitive agreement with Tecnoglass Holding’s management and its legal counsel.

On August 15, 2013, a telephonic meeting of Andina’s board of directors was held. Ms. Byorum, Mr. Torres, Dr. Rudolf Hommes and Eduardo Robayo, representing a majority of Andina’s board of directors, were present at the meeting. In addition, the following invited individuals were also present: B. Luke Weil, Andina’s chief executive officer and sole director of Merger Sub; Tina Pappas and Brian Locklear of MJTA; and Jeffrey M. Gallant and Victoria M. Lee, of Graubard Miller. Prior to the meeting, copies of the most recent drafts of the significant transaction documents, in substantially final form, were delivered to the directors and other attendees. At the meeting, the Board reviewed the search for a merger candidate, including the process of identifying potential targets and those potential targets that were provided a preliminary letter of intent, as described in detail above, but with whom no definitive agreement was ultimately executed. Mr. Weil, Ms. Byorum and Mr. Torres then led a discussion regarding the business and financial position of Tecnoglass Holding. The Board also considered in detail the structure of the transaction and other material provisions of the merger agreement, including such terms as consideration to be paid to the Tecnoglass Holding shareholders, the representations and warranties made by the parties to the agreement and each party’s conditions to closing. As part of these discussions, the Board evaluated the fair market value of Tecnoglass Holding as described more fully under “Andina’s Board of Directors’ Reasons for Approval of the Merger — Valuation” and determined that the transaction satisfied the Nasdaq listing requirement that Tecnoglass Holding have a fair market value of at least 80% of the funds held in the trust account. Following such discussion, the merger agreement and related documents were unanimously approved, subject to final negotiations and modifications, and the board determined to recommend the approval of the merger agreement.

Between August 15, 2013 and August 17, 2013, the parties continued to revise the wording of provisions in the merger agreement and other transaction documents, as well as finalize the schedules to the merger agreement, and such transaction documents were revised accordingly based on changes that were mutually agreed upon by the parties. However, the financial terms of the transaction had not changed since what was approved by the Andina board on August 15, 2013.

On August 16, 2013, Andina provided Tecnoglass Holding with drafts of press releases announcing the transaction.

The merger agreement was signed on the night of August 17, 2013. On August 17, 2013 and prior to the market open on August 19, 2013, Andina issued press releases concerning signing of the merger agreement. On August 22, 2013, after market close, Andina filed a Current Report on Form 8-K announcing the execution of the merger agreement and discussing the terms of the merger agreement in detail.

Effective as of November 6, 2013, the parties amended the merger agreement to provide for Andina to change its fiscal year end to December 31 to correspond with the fiscal year end of Tecnoglass and ES and make conforming changes that resulted from such change in fiscal year end following consummation of the merger.

Andina’s Board of Directors’ Reasons for Approval of the Merger

The final agreed-upon consideration in the merger agreement was determined by several factors. Andina’s board of directors reviewed various industry and financial data in order to determine that the consideration to be paid to Tecnoglass Holding was reasonable and that the transaction was in the best interests of Andina’s shareholders.

Andina, with assistance from its financial advisors, conducted a due diligence review of Tecnoglass Holding that included an industry analysis, a description of Tecnoglass Holding’s existing business model, a review of order backlog and financial projections in order to enable its board of directors to ascertain the reasonableness of this range of consideration.

The Andina board of directors considered a wide variety of factors in connection with its evaluation of the merger. In light of the complexity of those factors, the Andina board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Andina board may have given different weight to different factors.

In considering the merger, the Andina board of directors gave considerable weight to the following factors:

Tecnoglass Holding’s Record of Growth and Expansion and High Potential for Future Growth

In selecting Tecnoglass Holding as an acquisition target, Andina’s board of directors considered it important that Tecnoglass Holding had established business operations, that it was generating current revenues and that it had what the board believed to be the potential to experience considerable additional growth. Andina’s board of directors believes that Tecnoglass Holding has the appropriate infrastructure in place and is well positioned in its industry to achieve significant organic growth. Andina’s board of directors was particularly impressed with Tecnoglass Holding’s ability to grow even during the recent global economic downturn as well as with Tecnoglass Holding’s strong presence in the U.S. market. In addition, Andina’s board took note of recent significant investment made by Tecnoglass Holding in expanding its plant capacity, including an investment of a combined $9.2 million by Tecnoglass and ES in property and equipment during the six months ended June 30, 2013 and $29.1 million combined by Tecnoglass and ES in property and equipment additions for 2012. The board believes this investment will provide Tecnoglass Holding with the resources necessary to significantly expand its business. Furthermore, Tecnoglass Holding’s management estimated that the post-transaction balance sheet would significantly expand bonding capacity by at least $100 million. The board believes increased bonding capacity will allow Tecnoglass Holding to participate in larger projects and will facilitate growth in the U.S. where Tecnoglass Holding currently has limited additional bonding capacity. Finally, the board noted that a listing on a United States securities exchange would also benefit Tecnoglass Holding by increasing working capital and providing long term access to the capital markets.

The board’s belief in Tecnoglass Holding’s growth potential was based on Tecnoglass Holding’s strong backlog, historical growth rate and the positive industry dynamics as one of the few vertically integrated glass companies. Estimated backlog for ES at June 30, 2013 was $118 million. Tecnoglass’ and ES’s combined revenues, after elimination of intercompany sales, increased from $89 million in 2011 to $130 million in 2012, an increase of 46%. Between these same periods, combined EBITDA increased from $13 million to $22 million, an increase of 69%.

The Experience of Tecnoglass’ and ES’s Management

Another important factor to Andina’s board of directors in identifying an acquisition target was that the company have a seasoned management team with specialized knowledge of the markets within which it operates, and the ability to lead a company in an ever-changing environment. Jose Daes and Christian Daes have more than 30 and 20 years of industry experience, respectively. In addition, most of Tecnoglass’ and ES’s executive management team has worked together for many years. This long tenure in the industry, and as a team, has enabled Tecnoglass Holding’s management to build significant relationships with both clients and field level management. Andina’s board believed that these relationships, coupled with management’s strong technical expertise, create a significant competitive advantage for Tecnoglass Holding.

Attractive Industry Dynamics

Andina’s board determined that positive growth trends in the areas of the construction industry that Tecnoglass and ES operate put them in a favorable position to experience sustained revenue and EBITDA growth. In particular, the board noted that the Latin American construction industry was growing annually at 6% per annum and was a $550 billion market in 2012 (KHL Group, 2012). In the U.S., the window and door market was $21 billion in 2012 and was estimated to grow 9% annually through 2016 (The Freedonia Group Inc., 2012).

Industry Leader

Andina’s board noted Tecnoglass’ and ES’s leading 40% estimated market share in Colombia as well as its growth in other Latin American markets such as Panama. Importantly, Tecnoglass and ES have the largest presence of any Latin American glass company in the U.S. market. The board noted that Glass Magazine had ranked Tecnoglass second on its list of top glass fabricators serving the U.S. market in 2012.

High Barriers to Entry

Entry into many of the markets that Tecnoglass and ES serve is limited due to the technical certifications required on high specification building projects. Tecnoglass’ and ES’s success is due in large part to the breadth of its product offering and its reputation for delivering high quality, made to order architectural glass on time. Such factors are required to compete successfully for multimillion dollar projects typical of Tecnoglass’ and ES’s business. The board noted that Tecnoglass is the only PPG certified glass provider in South America and, given the vertically integrated nature of Tecnoglass’ and ES’s operations, including the aluminum extrusion products provided by Tecnoglass, there is a more limited set of competitors and entry into these markets. In addition, the equipment needed to operate in this industry can be quite expensive, requiring a significant upfront investment. The board noted that Tecnoglass completed $27 million in capital investments in 2012, providing sufficient capacity for projected growth.

Leading Latin American-based High-Growth NASDAQ Listed Company

Andina’s board believed that Tecnoglass Holding would be one of the highest-growth Latin American-based entities to be listed on Nasdaq. The board felt that through this listing, Tecnoglass Holding would have enhanced access to the U.S. capital markets which could accelerate Tecnoglass Holding’s growth prospects in the future, as well as its visibility in the United States. Finally, the listing in the United States would enable Tecnoglass Holding to increase its bonding insurance allocation, thereby increasing its business opportunities in the United States.

Valuation

The management of Andina, including members of its board of directors, has long and diverse experience in operational management, investments and financial management and analysis, as follows:

•	B. Luke Weil has served as the vice president, International Business Development — Latin America for Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide, since 2008.

•	A. Lorne Weil has served as chairman of the board of Scientific Games Corporation since October 1991 and has served as its chief executive officer since April 1992.
•	Julio Torres has served as managing director of Nexus Capital Partners, a private equity firm, since March 2008. Prior to this, he served with the Colombian Ministry of Finance acting as director general of public credit and the treasury. He also previously served as managing director of Diligo Advisory Group, an investment banking firm.
•	Eduardo Robayo has served as the general manager of ERS & Associates Ltd., a private consulting firm specializing in the management of projects and consulting in privatization, acquisition and financial restructuring for Colombian companies since January 1992.
•	Dr. Rudolf M. Hommes has served as partner and management director of Capital Advisory Partners L.A., a financial advisory firm specializing in mergers and acquisitions and providing strategic advisory services to a select group of Latin American and U.S. companies and family groups, since November 2003. Previously, he served as partner and managing director of Violy, Byorum & Partners (“VB&P”), the leading independent strategic advisory and investment banking firm specializing in Latin America.
•	Martha Byorum served as a executive vice president of Stephens Cori Capital Advisors, a division of Stephens, Inc., a private investment banking firm founded in 1933, from January 2005 until August 2013. She previously was a partner and managing director of VB&P and also spent 24 years at Citibank, where, among other things, she served as chief of staff and chief financial officer for Citibank’s Latin American Banking Group from 1986 to 1990, overseeing $15 billion of loans and coordinating activities in 22 countries. She later was appointed the head of Citibank’s U.S. Corporate Banking Business and a member of the bank’s Operating Committee and Customer Group with global responsibilities.

Andina believes that, although none of the members of its management or board of directors has direct experience in the glass manufacturing industry, its management is well qualified to conduct the due diligence and other investigations and analyses required in connection with the search for a target business, and the board members have sufficient experience to enable them to make informed determinations with respect to Tecnoglass Holding’s business and the industry in which it operates. Andina’s board considered the value of Tecnoglass Holding in relation to its growth potential and found it to be attractive when compared to other publicly-traded glass and window manufacturers. Based primarily on this comparable company valuation analysis and a detailed review of Tecnoglass Holding’s projections, which outlined the expected growth in its cash flows, as well the board’s significant transaction experience, the board agreed upon and negotiated terms which they believed were in the best interest of Andina’s shareholders.

The board used the comparable company analysis described below to estimate the likely range of values at which Tecnoglass Holding could be expected to trade in the public market.

Projections Furnished by Tecnoglass Holding to Andina

Tecnoglass and ES provided Andina with internally prepared projections for each of the years in the ten-year period ending December 31, 2022. For purposes of Andina’s review of Tecnoglass Holding’s projections, Andina considered only the five-year period ending December 31, 2017 as it considered the future years were too difficult to forecast given the numerous unknown items that could impact such forecast so far in the future. The projections did not include costs associated with the merger transaction with Andina and did not include or estimate any changes due to capital structure or the impact of the potential exercise of Andina’s warrants. The projections were not prepared with a view to public disclosure or in compliance with GAAP, the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The internal financial forecasts (upon which the projections were based in part) were, in general, prepared solely for internal use and capital budgeting and other management purposes, are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments.

In compiling the projections, Tecnoglass and ES took into account historical performance as well as estimates regarding revenue, gross profit, operating income and net income. The projections reflect numerous assumptions that Tecnoglass’ and ES’s management believed were reasonable when made, including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond Tecnoglass’ and ES’s control, such as the risks and uncertainties contained in the section entitled “Risk Factors.” Accordingly, the projections may be materially different than actual results.

The financial projections for revenue and costs are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Tecnoglass’ and ES’s control. While all projections are necessarily speculative, Tecnoglass and ES believe that the prospective financial information covering periods beyond twelve months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. The inclusion of the projections in this proxy statement should not be regarded as an indication that Tecnoglass and ES, or their representatives, considered or consider the projections to be a reliable prediction of future events, and reliance should not be placed on the projections.

The projections were disclosed to Andina for use as a component in its overall evaluation of Tecnoglass and ES, and are included in this proxy statement for that reason. Tecnoglass and ES have not warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to Andina. Neither Tecnoglass’ nor ES’s management nor any of their representatives has made or makes any representation to any person regarding the ultimate performance of Tecnoglass Holding compared to the information contained in the projections, and none of them undertakes or intends to undertake any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Andina will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.

The projections were prepared by, and are the responsibility of, Tecnoglass and ES management. Crowe Horwath LLP, Tecnoglass’ and ES’s auditor, has neither examined nor compiled the projections and, accordingly, Crowe Horwath does not express an opinion or any other form of assurance with respect thereto. The Crowe Horwath report included in this proxy statement relates to Tecnoglass’ and ES’s historical financial information. It does not extend to the projections and should not be read as if it does so.

The key elements of the projections provided to Andina are summarized below (in thousands of dollars, except percentages; converted at exchange rate of COP1, 814.51/US$):

	2013F	2014F	2015F	2016F	2017F
Net Revenue	199,841	233,762	258,009	283,900	312,202
Cost of Operations	149,647	174,042	191,751	210,621	231,191
Gross Profit	50,194	59,720	66,258	73,279	81,011
% Margin	25.1%	25.5%	25.7%	25.8%	25.9%
Operating Expenses	21,526	23,987	25,637	27,536	29,620
Depreciation	5,572	6,660	6,843	7,092	6,526
Total Operating	27,098	30,648	32,479	34,628	36,146
Expenses
Adjusted EBIT	23,095	29,072	33,779	38,651	44,865
% Margin	11.6%	12.4%	13.1%	13.6%	14.4%
Adjusted EBITDA	28,667	35,733	40,622	45,743	51,391
% Margin	14.3%	15.3%	15.7%	16.1%	16.5%

EBITDA is defined as earnings before interest, taxes, depreciation and amortization [as adjusted for certain one-time non-recurring items and exclusions]. Adjusted EBIT and Adjusted EBITDA represent measures that Andina believes are customarily used by investors and analysts to evaluate the financial performance of companies in Tecnoglass Holding’s industry. Andina’s management also believes that Adjusted EBITDA is useful in evaluating Tecnoglass Holding’s core operating results. However, Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered an alternative to operating income or net income as an indicator of Tecnoglass Holding’s operating performance or to net cash provided by operating activities as a measure of Tecnoglass Holding’s liquidity. Because Adjusted EBIT and Adjusted EBITDA are not calculated identically by all companies, the presentation in this proxy statement may not be comparable to those disclosed by other companies.

Below is a table that reconciles Adjusted EBIT and Adjusted EBITDA to net income (in thousands of dollars; converted at exchange rate of COP1, 814.51/US$):

	2013F	2014F	2015F	2016F	2017F
Adjusted EBITDA	28,667	35,733	40,622	45,743	51,391
Depreciation	5,572	6,660	6,843	7,092	6,526
Adjusted EBIT	23,095	29,072	33,779	38,651	44,865
Banking Expense	800	936	1,033	1,137	1,250
Interest Expense	8,150	7,388	6,006	4,192	2,547
Tax Provision	4,668	6,847	8,824	10,996	13,552
Net Income	9,477	13,901	17,915	22,326	27,515

The above projections include general assumptions regarding the future outlook and prospects for Tecnoglass Holding’s operations. While the projections for 2013 and 2014 reflect a bottoms-up analysis based on current work and backlog, the projections for 2015 through 2017 should be viewed as more subjective and are based on estimated revenue growth of approximately 10%, as well as estimated adjusted EBITDA margins of approximately 16%.

Comparable Company Analysis

Andina’s management used a comparable company analysis to assess the value that the public markets would likely ascribe to Andina following a merger with Tecnoglass Holding. Andina selected nine comparable publicly-traded companies for use in its analysis. While the comparable companies selected are similar to Tecnoglass Holding, none are an exact match in terms of business mix, profitability, size or business prospects. However, like Tecnoglass Holding, each of the following nine companies produces building products used in commercial or residential construction.

Mohawk Industries Inc. (NYSE:MHK)
Owens Corning (NYSE:OC)
Fortune Brands Home & Security, Inc. (NYSE:FBHS)
Armstrong World Industries, Inc. (NYSE:AWI)
Headwaters Incorporated (NYSE:HW)
Builders FirstSource, Inc. (NasdaqGS:BLDR)
Quanex Building Products Corporation (NYSE:NX)
Apogee Enterprises, Inc. (NasdaqGS:APOG)
PGT, Inc. (NasdaqGM:PGTI)

Of these comparable companies, Andina’s management believes that the most relevant comparables were Apogee Enterprises, Inc. (“Apogee”) and PGT, Inc. (“PGT”) in terms of the products manufactured and the markets in which these companies operate. While the other comparable companies also manufacture building products, some of which are impacted by similar industry trends and may sell to similar customers, only Apogee and PGT were primarily glass or window manufacturers. Therefore, Andina management believed public investors would focus on the comparable valuations of these two companies (the “closest comparable companies”).

Andina reviewed the latest twelve month (“LTM”) ending June 2013 EBITDA as well as the year ending December 2013 consensus EBITDA estimates for each of the closest comparable companies. Andina used the LTM June 2013 and estimated December 2013 comparable company median enterprise value to adjusted EBITDA multiples to derive a range of values for Andina following the proposed transaction. Andina calculated the value of the combined company using the comparable company median and a 10% discount to the comparable company median. The 10% discount from the comparable company median reflects Tecnoglass Holding’s smaller size and lack of established trading history relative to the comparable companies.

The following table demonstrates the multiples arrived at:

($ mm except share price)	Share Price (8/14/13) [Day prior to board call]	Enterprise Value	LTM EBITDA	LTM EBITDA Multiple	2013E EBITDA [Bloomberg Consensus as of 8/14/13]	2013E EBITDA Multiple
APOG	$27.34	$739.6	$57.7	12.8x	$69.9	10.6x
PGTI	$9.76	$509.1	$31.6	16.1x	$37.0	13.8x

Median Multiple:				14.5x	12.2x
After applying 10% Discount:				13.0x	11.0x

	LTM	2013E
TGS Estimated EBITDA	$27.0	$28.7
Implied Enterprise Value based on Discounted Median Multiple	$351.8	$314.8
Implied Diluted Equity Value	$310.3	$273.9
Implied Share Price	$11.85	$10.80

Note: $ in millions, except per share amounts

Source: CapitalIQ for share prices, company filings, Bloomberg for consensus EBITDA estimates

Using these multiples, Andina arrived at an equity valuation range of approximately $274 million to $310 million, or $10.80 to $11.85 per share on a fully-diluted basis (treasury method basis and assuming no conversions by Andina public shareholders).

Potential Negative Factors

Andina’s board of directors also considered the following potentially negative factors associated with the transaction with Tecnoglass Holding:

•	Macroeconomic and country specific uncertainty related to Latin America and the effects these could have on Tecnoglass Holding’s financial results, including those related to currency conversion;
•	The combined company’s ability to successfully manage relationships with customers, distributors and other important third parties, including as contracts with such parties expire;
•	Execution risk of Tecnoglass Holding’s business plan as described herein; and
•	Competition in the industry, which for example, could put pressure on pricing and margins.

Andina’s board of directors concluded, however, that the potentially negative factors associated with the transaction were outweighed by the potential benefits of the transaction described above.

Satisfaction of 80% Test

It is a requirement of Andina’s second amended and restated memorandum and articles of association and Nasdaq rules that any business acquired by Andina have a fair market value equal to at least 80% of Andina’s trust account balance at the time of the execution of a definitive agreement for the business combination. The Andina board of directors valued Tecnoglass Holding at approximately $243 million by using (i) a multiple of 9.0x Tecnoglass’ and ES’s estimated combined last twelve month EBITDA for June 2013 of $27 million which was a significant discount to the multiples evidenced by the share prices of the closest comparable companies and (ii) after reviewing projections provided by Tecnoglass and ES showing material compounded annual growth in revenues and Adjusted EBITDA through 2017, as more fully described above in the section “Valuation.” The $243 million value of Tecnoglass and ES is in excess of the threshold of approximately $34 million, representing 80% of the balance of Andina’s trust account, and the board accordingly concluded that the 80% requirement was met. The Andina board of directors believes that because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of Tecnoglass and ES met this requirement.

The board determined that consideration being paid for Tecnoglass Holding, which amount was negotiated at arms-length, was fair to and in the best interests of Andina and its shareholders and appropriately reflected Tecnoglass Holding’s value. In reaching this determination, the board concluded that it was appropriate to base such valuation on qualitative factors such as management strength, competitive positioning, customer relationships and breadth and quality of product offering as well as quantitative factors such as Tecnoglass’ and ES’s historical compound annual growth rate of 23.3% and 41.4% for revenues and adjusted EBITDA, respectively, for the years 2010 to 2012 and its potential for future growth in revenues and profits based on backlog estimates of approximately $118 million as of June 2013 and the projections provided by Tecnoglass and ES to Andina. Andina’s board of directors believes that the financial skills and background of its members qualifies it to conclude that the acquisition of Tecnoglass Holding met the 80% requirement.

In analyzing the transaction with Tecnoglass and ES, the Andina board, with the assistance from its financial advisors, conducted significant business and financial due diligence on Tecnoglass and ES. Andina did not obtain an opinion from an unaffiliated third party indicating that the consideration being paid in the merger is fair to Andina’s public shareholders from a financial point of view or that the transaction met the 80% test since it was not required to do so. The Andina board of directors believes that, because of the financial skills and background of its officers and directors, it was qualified to conclude that the business combination was fair from a financial perspective to its shareholders and that the 80% test was met without an outside opinion. However, since no opinion has been obtained, Andina’s shareholders will be relying solely on the judgment of Andina’s board of directors with respect to the merger and its terms. Andina’s board of directors may be incorrect in its assessment of the transaction.

Interests of Andina’s Directors and Officers and Others in the Merger

In considering the recommendation of the board of directors of Andina to vote in favor of approval of the merger proposal and the other proposals, shareholders should keep in mind that Andina’s initial shareholders, including its directors and officers have interests in such proposals that are different from, or in addition to, those of Andina shareholders generally. In particular:

•	If the merger or another business combination is not consummated by December 22, 2013, Andina will automatically liquidate the trust account and dissolve. In such event, the 1,050,000 initial shares held by Andina’s initial shareholders, including its directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to Andina’s initial public offering, would be worthless because Andina’s initial shareholders are not entitled to participate in any redemption distribution with respect to such shares. Such shares had an aggregate market value of $10,647,000 based upon the closing price of $10.14 per share on Nasdaq on October 31, 2013.
•	Certain of the initial shareholders (or their affiliates) and Graubard Miller, Andina’s U.S. counsel, purchased an aggregate of 4,800,000 insider warrants from Andina for an aggregate purchase price of $2,400,000 (or $0.50 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of Andina’s initial public offering. These insider warrants are identical to the warrants sold in Andina’s initial public offering, except that the insider warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are not redeemable by Andina, in each case so long as they are still held by the initial purchasers or their affiliates. Such warrants had an aggregate market value of $2,400,000, based on the closing price of $0.50 per warrant on Nasdaq on October 31, 2013. All of the warrants will become worthless if the merger is not consummated (as will the remainder of the public warrants).
•	The transactions contemplated by the merger agreement provide that A. Lorne Weil, Julio A. Torres and Martha L. Byorum will be directors of Andina. As such, in the future each will receive any cash fees, share options or share awards that the Andina board of directors determines to pay to its non-executive directors.

•	If a business combination is not consummated within the required time period, A. Lorne Weil, Andina’s non-executive chairman of the board, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina, but only if such a vendor or target business has not executed such a waiver.
•	On May 20, 2013, the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, a trust of which Andina’s non-executive chairman of the board, his spouse and his descendants are beneficiaries, loaned Andina $100,000. The loan is non interest bearing and is payable at the consummation of a business combination. Furthermore, the directors, executive officers and initial shareholders of Andina and their affiliates may loan additional funds to Andina in the future on substantially similar terms in order to meet Andina’s working capital needs prior to the closing of the merger. If Andina fails to consummate a business combination, the loans would become unsecured liabilities of Andina; however, the directors, officers and initial shareholders, on behalf of themselves and their affiliates, have waived any claim against the trust account. Accordingly, Andina will most likely not be able to repay these loans if the merger is not completed.
•	Andina’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Andina’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Andina fails to consummate the business combination, they will not have any claim against the trust account for the reimbursement of these expenses. Accordingly, Andina will most likely not be able to reimburse these expenses if the merger is not completed. As of November 22, 2013, Andina’s officers, directors, initial shareholders and their affiliates had incurred approximately $[•] of unpaid reimbursable expenses.

Recommendation of Andina’s Board of Directors

After careful consideration of the matters described above, particularly the facts discussed above under the heading “Andina’s Board of Directors’ Reasons for Approval of the Merger,” Andina’s board of directors determined unanimously that each of the proposals presented at this meeting was fair to and in the best interests of Andina and its shareholders. Andina’s board of directors has approved and declared advisable and unanimously recommend that you vote or give instructions to vote “FOR” each of these proposals.

The foregoing discussion of the information and factors considered by the Andina board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Andina board of directors.

Material Federal Income Tax Consequences of the Merger to Andina and Its Shareholders

The following section is a summary of the opinion of Graubard Miller, counsel to Andina, regarding material United States federal income tax consequences of the merger to holders of Andina ordinary shares. This discussion addresses only those Andina security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

•	financial institutions;
•	investors in pass-through entities;
•	tax-exempt organizations;
•	dealers in securities or currencies;
•	traders in securities that elect to use a mark to market method of accounting;
•	persons that hold Andina ordinary shares as part of a straddle, hedge, constructive sale or conversion transaction; and
•	persons who are not citizens or residents of the U.S.

The Graubard Miller opinion is based upon the Internal Revenue Code, applicable treasury regulations thereunder, published rulings and court decisions, all as currently in effect as of the date of its opinion, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

Neither Andina nor Tecnoglass Holding intends to request any ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the merger.

It is the opinion of Graubard Miller that no gain or loss will be recognized by Andina or by the shareholders of Andina if their conversion rights are not exercised.

It is also the opinion of Graubard Miller that a shareholder of Andina who exercises conversion rights and effects a termination of the shareholder’s interest in Andina will be required to recognize gain or loss upon the exchange of that shareholder’s ordinary shares of Andina for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that shareholder’s ordinary shares of Andina. This gain or loss will be a capital gain or loss if such shares were held as a capital asset on the date of the merger and will be a long-term capital gain or loss if the holding period for the ordinary shares of Andina is more than one year. The tax opinion issued to Andina by Graubard Miller, its counsel, is attached to this proxy statement as Annex E. Graubard Miller has consented to the use of its opinion in this proxy statement.

This discussion is intended to provide only a summary of the material U.S. federal income tax consequences of the merger. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular U.S. federal, state, local or foreign income or other tax consequences to you of the merger.

Anticipated Accounting Treatment

The merger will be accounted for as a reverse acquisition in accordance with GAAP. Under this method of accounting, Andina will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Tecnoglass Holding comprising the ongoing operations of the combined entity, Tecnoglass Holding senior management comprising the senior management of the combined company, and the Tecnoglass Holding shareholders having a majority of the voting power of the combined entity. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Tecnoglass Holding issuing shares for the net assets of Andina, accompanied by a recapitalization. The net assets of Andina will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the merger will be those of Andina.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, except for filings with the Cayman Islands necessary to effectuate the merger.

Required Vote

The approval of the merger proposal will require the affirmative vote of the holders of a majority of the then outstanding ordinary shares of Andina present and entitled to vote at the meeting to approve the merger proposal. Additionally, the merger will not be consummated if the holders of more than 87.5% of the public shares properly demand that Andina convert their public shares into their pro rata share of the trust account.

The approval of the merger proposal is a condition to the consummation of the merger. If the merger proposal is not approved, the other proposals (except an adjournment proposal, as described below) will not be presented to the shareholders for a vote.

Pursuant to the merger agreement, the merger is conditioned upon approval of the merger proposal, the name change proposal, the charter amendments and the election of the persons listed herein as nominees for election as directors but not upon the approval of the articles restatement proposal, the incentive compensation plan proposal, the note convertibility proposal, the say-on-pay proposal or the frequency of the say-on-pay proposal. However, the articles restatement proposal, the incentive compensation plan proposal, the note convertibility proposal, the say-on-pay proposal and the frequency of say-on-pay proposal will not be presented for a vote at the special meeting unless all of the merger proposal, the name change proposal and the charter amendments proposal is approved and the nominees for election as directors are so nominated (or, in the case of the name change proposal, the charter amendments proposal and the director election proposal, the applicable condition in the merger agreement is waived).

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ANDINA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

THE MERGER AGREEMENT

For a discussion of the merger structure, merger consideration and indemnification provisions of the merger agreement, see the section entitled “The Merger Proposal.” Such discussion and the following summary of other material provisions of the merger agreement is qualified by reference to the complete text of the merger agreement, a copy of which, restated or amended, is attached as Annex A to this proxy statement. All shareholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

Closing and Effective Time of the Merger

The closing of the merger will take place on the third business day following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to the Closing of the Merger,” unless Andina and Tecnoglass agree in writing to another time. The merger is expected to be consummated as soon as practicable after the extraordinary general meeting of Andina’s shareholders described in this proxy statement.

Representations and Warranties

Except as limited below, the merger agreement contains representations and warranties of each of Andina, Merger Sub and Tecnoglass and ES (or, as appropriate, Tecnoglass Holding) generally relating, among other things, to:

•	proper organization and corporate matters;
•	subsidiaries;
•	capital structure of each company;
•	the authorization, performance and enforceability of the merger agreement;
•	required filings and consents and absence of conflicts;
•	compliance with laws and other legal requirements;
•	financial information;
•	absence of undisclosed liabilities;
•	absence of certain changes or events;
•	litigation;
•	employee benefit plans;
•	labor matters;
•	restrictions on business activities;
•	real property, leases and personal property;
•	taxes;
•	environmental matters;
•	brokerage and similar fees;
•	intellectual property;
•	contracts and commitments;
•	insurance;
•	licenses and permits;
•	interested party transactions;
•	indebtedness;

•	board approval;
•	shareholder approval;
•	absence of illegal or improper transactions;
•	in the case of Tecnoglass Holding, the amount of its United States assets and revenues;
•	in the case of Andina, listing or quotation of its securities;
•	in the case of Andina, holding company activities; and
•	in the case of Andina, amount of funds in the trust account.

Covenants

Andina and Tecnoglass Holding have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. Each of them has also agreed to continue to operate their respective businesses in the ordinary course consistent with past practices prior to the closing and not to take the following actions, among others, except as permitted by the agreement, without the prior written consent of the other party:

•	waive any share repurchase rights, accelerate, amend or change the period of exercisability of options or restricted share capital, reprice options granted under any employee, consultant, director or other share plans or authorize cash payments in exchange for any options granted under any of such plans;
•	materially increase the compensation or benefits payable to, or to become payable to, any officer or employee, or pay any material amounts or benefits (including severance) to, or materially increase the salaries or wage rates or fringe benefits payable to, its directors, officers, employees or consultants, in each case except (i) to the extent required by any plan existing on the date of the merger agreement, (ii) in the ordinary course of business consistent with past practice or (iii) pursuant to written agreements or policies existing on the date of the merger agreement;
•	transfer or license to any person or otherwise extend, amend or modify any material rights to any intellectual property, or enter into grants to transfer or license to any person material future patent rights, other than in the ordinary course of business consistent with past practices;
•	declare, set aside or pay any dividend on or make any other distribution (whether in cash, share capital, equity securities or property) with respect to any share capital or split, combine or reclassify any share capital or issue or authorize the issuance of any other securities with respect to, in lieu of or in substitution for any share capital, other than, in the case of Tecnoglass Holding, with respect to such items declared, set aside or paid or made by Tecnoglass Holding subsidiaries to other wholly-owned subsidiaries of Tecnoglass Holding;
•	purchase, redeem or otherwise acquire, directly or indirectly, any share capital of such party, other than, in the case of Tecnoglass Holding, repurchases of Tecnoglass Holding ordinary shares or company options from employees to former employees;
•	issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any share capital or any securities convertible into or exchangeable for share capital, or subscriptions, rights, warrants or options to acquire any share capital or any securities convertible into or exchangeable for share capital, or enter into other agreements obligating it to issue any such shares or convertible or exchangeable securities;
•	amend such party’s memorandum and articles of association;
•	create any subsidiary or acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s or any of its subsidiaries’ ability to compete or to offer or sell any products or services;

•	sell, lease, license, encumber or otherwise dispose of any material properties or assets, except (A) sales of inventory, property, plant and equipment or other assets in the ordinary course of business consistent with past practice, and (B) the sale, lease, license or disposition of property or assets that are not material, individually or in the aggregate, to the business of such party;
•	incur any indebtedness, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of such party or its subsidiaries, or enter into any “keep well” or other agreement to maintain any financial statement condition;
•	in the case of Andina, pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of the merger agreement);
•	waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which such party or its subsidiaries is a party or of which such party or its subsidiaries is a beneficiary;
•	modify, amend or terminate any material contracts, or waive, delay the exercise of, release or assign any material rights or claims thereunder;
•	except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;
•	incur or enter into any agreement, contract or commitment requiring such party or its subsidiaries to pay in excess of $1,000,000 in the case of Tecnoglass Holding, or $250,000 in the case of Andina, in any 12 month period;
•	in the case of Tecnoglass Holding, make any material change to its method of accounting for tax purposes except as required by applicable law or in compliance with U.S. GAAP;
•	in the case of Andina, make or rescind any tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the tax liability or tax attributes of such party, settle or compromise any material income tax liability materially change any method of accounting for tax purposes or prepare or file any return in a manner inconsistent with past practice, in each case except as required by applicable law or in compliance with U.S. GAAP;
•	in the case of Andina, form, establish or acquire any subsidiary except as contemplated by the agreement;
•	permit any person to exercise any of its discretionary rights under any plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans;
•	make capital expenditures in excess of $1,000,000 in the aggregate in the case of Tecnoglass Holding, or $250,000 in the aggregate in the case of Andina;
•	make or omit to take any action which would be reasonably anticipated to have a material adverse effect on such party and its subsidiaries taken as a whole;
•	enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, shareholders or other affiliates other than the payment of salary and benefits in the ordinary course of business consistent with prior practice, or, in the case of Andina, advancement or reimbursement of expenses in connection with Andina’s search for a business combination;
•	engage in any transactions with affiliates; or
•	agree in writing or otherwise agree, commit or resolve to take any of the foregoing actions.

The merger agreement also contains additional covenants of the parties, including covenants providing for:

•	Andina to prepare and file this proxy statement, to be used for the purpose of soliciting proxies from the Andina shareholders for the matters to be acted upon at the extraordinary general meeting;
•	the parties to protect each other’s confidential information and, subject to the confidentiality requirements, to provide reasonable access to information. See the section entitled “The Merger Agreement — Confidentiality; Access to Information”;
•	the parties to use commercially reasonable efforts to do all things necessary, proper or advisable to consummate and make effective the merger and the other transactions contemplated by the merger agreement, including obtaining all necessary approvals from governmental agencies and other third parties;
•	Tecnoglass Holding to waive their rights to make claims against Andina to collect from the trust account any monies that may be owed to them by Andina;
•	the parties to use commercially reasonable efforts to obtain the listing for trading on the NYSE or Nasdaq of the Andina ordinary shares and warrants;
•	the parties not to solicit or enter into discussions or transactions with any third party regarding any merger, sale of ownership interests or assets of the respective party, reorganization or other transaction;
•	Andina, and Tecnoglass as the surviving wholly-owned subsidiary of Andina, to maintain each such party’s current directors’ and officers’ liability insurance policies for a period of six years following the merger;
•	any shareholder with an outstanding loan from Tecnoglass Holding to repay any amounts owed to Tecnoglass Holding, cause any guaranty made by Tecnoglass Holding for the benefit of any shareholder to be terminated and cease to own any direct interest in any Tecnoglass Holding subsidiary or other entity using the name “Tecnoglass”;
•	Tecnoglass Holding to provide periodic financial information to Andina through the closing;
•	Andina to borrow from its directors, executive officers, initial shareholders or their respective affiliates only such amounts as are reasonably required to operate Andina pending the closing of the merger, in no event to exceed $225,000, such loans to be made on a non-interest bearing basis and repayable at the closing of the merger in cash, or solely with the consent of Tecnoglass Holding respecting any loans made after August 17, 2013, convertible into Andina warrants, in accordance with the terms of promissory notes issued to evidence such loans;
•	Andina to cause the trust account to be distributed immediately upon consummation of the merger and to pay all liabilities and obligations of Andina due or incurred at or prior to the date of closing, including (i) payment to the holders of ordinary shares sold in Andina’s initial public offering who elect to convert their shares into cash, (ii) payment of Andina’s income and other tax obligations, (iii) repayment of loans and reimbursement of expenses to directors and officers of Andina and (iv) payment to third parties who have rendered services to Andina in connection with its operations and efforts to effect a business combination, including the merger; and
•	Andina to execute employment agreements, to be effective at the closing, with Jose M. Daes, Christian Daes and Joaquin Fernandez;
•	Andina to create a share incentive plan for the surviving corporation; and
•	Andina to change its fiscal year end to December 31.

Conditions to Closing of the Merger

General Conditions

Both Andina’s and Tecnoglass Holding’s obligations to consummate the transactions contemplated by the merger agreement are conditioned upon, among other things:

•	the merger proposal, the name change proposal and the charter amendments proposal having been duly approved and adopted by the Andina shareholders by the requisite vote under the laws of the Cayman Islands and Andina’s second amended and restated memorandum and articles of association;
•	holders of 87.5% or more of the public shares not having exercised their right to convert their public shares into cash; and
•	no government entity having enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger.

In addition, each of Andina’s and Tecnoglass Holding’s obligations to consummate the transactions contemplated by the merger agreement are conditioned upon, among other things:

•	the representations and warranties of the other party being true and correct as of the date of the merger agreement and on and as of the closing date (except that, on and as of the closing date, the representations and warranties of the other party that are not qualified as to materiality need only be true and correct in all material respects) and the other party having performed or complied with all agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing (except to the extent that any failure to perform or comply is not willful and does not constitute a material adverse effect), and each of Andina and Tecnoglass Holding having received a certificate with respect to the foregoing from the other party;
•	the execution by and delivery to each party of each of the various transaction documents;
•	all necessary consents, waivers and approvals required to be obtained by the other party in connection with the merger having been received, other than consents, waivers and approvals the absence of which could not reasonably be expected to have a material adverse effect.

Tecnoglass Holding’s Conditions to Closing

The obligations of Tecnoglass Holding to consummate the transactions contemplated by the merger agreement also are conditioned upon, among other things:

•	there being no (a) litigation pending or threatened that is reasonably likely to prevent consummation of the merger, cause the merger to be rescinded following its consummation, or materially adversely affect or encumber title to the Andina ordinary shares to be issued to Tecnoglass Holding shareholders in connection with the merger, or (b) order, judgment, decree or injunction to any such effect;
•	there having occurred no material adverse effect with respect to Andina since the date of the merger agreement;
•	Andina being in compliance with the reporting requirements under the Exchange Act;
•	certain officers of Andina having resigned from all of their positions and offices with Andina;
•	Andina having cash on hand of at least $33,500,000 held either in or outside of the trust fund after accounting for (i) the election of Andina shareholders to convert their ordinary shares to cash in accordance with Andina’s second amended and restated memorandum and articles of association and (ii) payment of transaction costs incurred by Andina and Tecnoglass Holding in connection with the merger in an amount not to exceed $5,000,000, and Andina shall have made appropriate arrangements to have such amount disbursed to Andina immediately upon closing;

•	Andina having delivered to Tecnoglass Holding shareholder lists evidencing at least 300 round lot holders (as that term is defined in Rule 5005(a)(37) of the Nasdaq listing rules) of Andina’s ordinary shares prior to the redemption of any ordinary shares in accordance with Andina’s amended and restated memorandum and articles of association;
•	election to Andina’s board of directors of the individuals named in the director election proposal;
•	termination of any contracts or other arrangements with Andina’s affiliates;
•	receipt by Tecnoglass Holding of opinions of Andina’s counsel in agreed form; and
•	mandatory separation of Andina’s units sold in its initial public offering into such units component parts of ordinary shares and warrants.

Andina’s Conditions to Closing

The obligations of Andina to consummate the transactions contemplated by the merger agreement also are conditioned upon each of the following, among other things:

•	there being no litigation pending or threatened that is reasonably likely to (a) prevent consummation of the merger, (b) cause the merger to be rescinded following its consummation, or (c) affect materially and adversely the right of Andina to own, operate or control any of the assets and operations of Tecnoglass Holding following the merger other than with respect to (c), litigation pending before a governmental acutohrity against Andina;
•	there having occurred no material adverse effect with respect to Tecnoglass Holding since the date of the merger agreement;
•	employment agreements with certain of Tecnoglass Holding’s officers, in form and substance mutually satisfactory to Tecnoglass Holding and Andina, being in full force and effect. See the section entitled “The Director Election Proposal — Andina Executive Officer and Director Compensation — New Employment Agreements” for further details regarding these agreements;
•	receipt by Andina of opinions of Tecnoglass Holding’s counsel in agreed form;
•	there being no outstanding options, warrants or other derivative securities entitling the holders thereof to acquire Tecnoglass Holding ordinary shares or other securities.
•	termination of any contracts or other arrangements with Andina’s affiliates; and
•	(a) all outstanding indebtedness owed by any Tecnoglass Holding insider to Tecnoglass Holding having been repaid in full; (b) all guarantees or similar arrangements pursuant to which Tecnoglass Holding has guaranteed the payment or performance of any obligations of any Tecnoglass Holding insider to a third party having been terminated; and (c) no Tecnoglass Holding insider owning any direct equity interests in any subsidiary of Tecnoglass Holding.

Waiver

If permitted under applicable law, either Tecnoglass Holding or Andina may, in writing, waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement, and waive compliance with any agreements or conditions for the benefit of itself contained in the merger agreement or in any document delivered pursuant to the merger agreement. The conditions applicable to both Andina and Tecnoglass Holding’s obligations may only be waived by mutual agreement of both parties. The condition requiring that the holders of not more than 87.5% of the public shares have exercised their right to convert their public shares into a pro-rata portion of the trust fund may not be waived. Andina cannot assure you that all of the conditions will be satisfied or waived.

At any time prior to the closing, either Tecnoglass Holding or Andina may, in writing, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement.

The existence of the financial and personal interests of the directors may result in a conflict of interest on the part of one or more of them between what he may believe is best for Andina and what he may believe is best for himself in determining whether or not to grant a waiver in a specific situation.

Termination

The merger agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written agreement of Andina and Tecnoglass Holding;
•	by either Andina or Tecnoglass Holding if the merger is not consummated on or before December 22, 2013, except that such termination is not available to a party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to be consummated before such date and such action or failure to act is a breach of the merger agreement;
•	by either Andina or Tecnoglass Holding if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;
•	by either Andina or Tecnoglass Holding if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;
•	by Tecnoglass Holding, if immediately after the merger, Andina will not have cash on hand of at least $33,500,000 after (a) payment to the holders of public shares who elect to convert their shares into cash and (b) payment of transaction costs of Andina and Tecnoglass Holding, not to exceed $5,000,000, incurred in connection with the merger; and
•	by either Andina or Tecnoglass Holding if, at the Andina extraordinary general meeting, the Andina shareholders fail to approve and adopt the merger proposal by the requisite vote under the laws of the Cayman Islands and Andina’s second amended and restated memorandum and articles of association or holders of more than 87.5% of the public shares exercise their right to convert their public shares into a pro-rata portion of the trust account.

Effect of Termination

In the event of proper termination by either Andina or Tecnoglass Holding, the merger agreement will be of no further force or effect and the merger will be abandoned, except that:

•	the parties’ confidentiality obligations set forth in the merger agreement will survive. See the section entitled “The Merger Agreement — Confidentiality; Access to Information”;
•	the waiver by Tecnoglass Holding of its rights to make claims against Andina to collect from the trust account any monies that may be owed to them by Andina will survive;
•	each party’s liability for breach of the merger agreement will survive; and
•	the obligation of each party to pay fees and expenses incurred by such party in connection with the merger agreement will survive. See the section entitled “The Merger Agreement — Fees and Expenses.”

Fees and Expenses

All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the merger is consummated; provided, however, that the expenses of the audits for Tecnoglass Holding’s financial statements necessary to complete that merger will be paid equally by Andina and Tecnoglass Holding whether or not the merger is consummated, except that Andina will be responsible for the full amount incurred if Andina terminates the merger agreement for any reason except failure to obtain shareholder approval or as a result of holders of more than 87.5% of the public shares exercising their conversion rights.

Confidentiality; Access to Information

Andina and Tecnoglass Holding will afford to the other party and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel during the period prior to the closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel, as each party may reasonably request. Andina and Tecnoglass Holding will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the merger agreement.

Amendments

The merger agreement may be amended by the parties thereto at any time prior to the closing of the merger by execution of an instrument in writing signed on behalf of each of the parties. After the closing, the agreement may be amended only with the consent of Andina and a committee to be appointed to act on behalf of Andina by the board of directors of Andina prior to the closing.

Governing Law; Consent to Jurisdiction

The merger agreement is governed by and construed in accordance with the law of the state of New York, regardless of the law that might otherwise govern under applicable principles of the conflicts of laws of New York. Each party irrevocably submits to the exclusive jurisdiction of any federal or state court located in the county of New York in the state of New York in respect of any action, suit or proceeding arising in connection with the merger agreement, and agrees that any action, suit or proceeding may be brought only in such court.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Andina is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the merger.

The following unaudited pro forma condensed combined balance sheet combines the unaudited condensed historical balance sheets of Tecnoglass and ES as of September 30, 2013 with the unaudited condensed historical balance sheet of Andina as of August 31, 2013, giving effect to the merger as if it had been consummated as of that date.

The following unaudited pro forma condensed combined income statement combines the unaudited historical statements of income of Tecnoglass and ES for the nine months ended September 30, 2013 with the unaudited historical statement of operations of Andina for the nine months ended August 31, 2013, giving effect to the merger as if it had occurred on January 1, 2013.

The following unaudited pro forma condensed combined income statements for the year ended December 31, 2012 combines the audited historical statements of income of Tecnoglass and ES for the year ended December 31, 2012 with the audited historical statement of operations of Andina for the year ended February 28, 2013, giving effect to the merger as if it had occurred on January 1, 2012.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the merger, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the merger.

The historical financial information of Tecnoglass and ES was derived from the unaudited financial statements of Tecnoglass and ES for the nine months ended September 30, 2013 and audited financial statements of Tecnoglass and ES for the year ended December 31, 2012 included elsewhere in this proxy statement. The historical financial information of Andina was derived from the unaudited financial statements of Andina for the nine months ended August 31, 2013 and audited financial statements of Andina for the year ended February 28, 2013 included elsewhere in this proxy statement. This information should be read together with Tecnoglass’ and ES’ and Andina’s audited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tecnoglass and ES,” “Other Information Related to Andina — Andina’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

In the merger, the common stockholders of Tecnoglass and ES, on a fully-diluted basis, will receive in the aggregate 20,926,965 ordinary shares of Andina at the closing of the merger (except to the extent the stockholders of Tecnoglass and/or ES exercise appraisal rights). As a result of the merger, assuming that no shareholders of Andina elect to convert their shares into cash and that no stockholders of Tecnoglass or ES exercise appraisal rights, the common stockholders of Tecnoglass and ES, will own approximately 79.9% of the Andina ordinary shares to be outstanding immediately after the merger, and the other Andina stockholders will own approximately 20.1% of Andina’s outstanding ordinary shares, based on the number of Andina ordinary shares outstanding as of August 31, 2013. If 416,512 of the public shares are converted into cash assuming maximum conversions, the common stockholders of Tecnoglass and ES will own approximately 81.2% and the other Andina shareholders will own approximately 18.8% of the Andina ordinary shares to be outstanding immediately after the merger. If 3,674,999 of the public shares are converted into cash assuming maximum conversions under Andina’s charter, the common stockholders of Tecnoglass and ES will own approximately 93.0% and the other Andina shareholders will own approximately 7.0% of the Andina ordinary shares to be outstanding immediately after the merger. All of these percentages assume that none of the stockholders of Tecnoglass and ES exercise appraisal rights.

Additionally, the merger agreement also provides for the common stockholders Tecnoglass and ES to receive up to an additional 3,000,000 Andina ordinary shares, contingent upon the combined company attaining specified adjusted EBITDA targets in the fiscal years ending February 28, 2014, February 28, 2015 and February 28, 2016. The following table sets forth the targets and the contingent shares issuable to the common stockholders of Tecnoglass and ES:

	Ordinary Share Price Target	EBITDA Target		Number of Earnout Shares
		Minimum	Maximum	Minimum	Maximum
Fiscal year ending 2/28/14	$12.00 per share	$30,000,000	$36,000,000	416,667	500,000
Fiscal year ending 2/28/15	$13.00 per share	$35,000,000	$40,000,000	875,000	1,000,000
Fiscal year ending 2/29/16	$15.00 per share	$40,000,000	$45,000,000	1,333,333	1,500,000

If either the ordinary share target or the maximum EBITDA target is met in any fiscal year, the shareholders will receive the maximum number of Earnout Shares indicated for the year.

In the event the ordinary share target is not met but the combined company’s EBITDA falls within the minimum and maximum EBITDA target for a specified year, the number of Earnout Shares to be issued will be interpolated between such targets.

In the event neither the ordinary share target nor the minimum EBITDA target is met in a particular year, but a subsequent year’s share price or EBITDA target is met, the shareholders will earn the Earnout Shares for the previous year as if the prior year’s target had been met.

The parties plan to complete the merger promptly after the extraordinary general meeting, provided that the merger proposal is approved, holders of 3,674,999 or fewer of the public shares demand conversion of their shares into cash and other conditions specified in the merger agreement have been satisfied or waived.

The merger will be accounted for as a reverse acquisition in accordance with GAAP. Under this method of accounting, Andina will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Tecnoglass and ES comprising the ongoing operations of the combined entity, Tecnoglass and ES senior management comprising the senior management of the combined company, and the common stockholders of Tecnoglass and ES having a majority of the voting power of the combined entity. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Tecnoglass and ES issuing stock for the net assets of Andina, accompanied by a recapitalization. The net assets of Andina will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the merger will be those of Tecnoglass and ES.

Andina cannot predict how many of its public shareholders will elect to convert their shares to cash. As a result, it has elected to provide pro forma financial statements under three different assumptions which produce significant differences in cash and shareholders’ equity. The actual results are likely to be in between the results shown, but there can be no assurance that will be the case. Pursuant to the merger agreement, either Andina or Tecnoglass and ES may terminate the merger agreement if holders of more than 87.5% public shares sought conversion of such shares. Additionally, Tecnoglass and ES may terminate the merger agreement if Andina does not have cash on hand of $33.5 million after payment of certain expenses as indicated in the merger agreement (this termination right would be triggered if more than approximately 87.5% of the shares were converted).

Even though Andina may seek to raise additional financing in order to consummate the merger, Andina has not taken any steps to obtain a commitment for such additional financing, nor is it aware whether such additional financing is available on terms acceptable to Andina, or at all. Therefore, it is unlikely that Andina will be able to locate any suitable third party financing at this point. Accordingly, separate pro forma information has been presented assuming the following circumstances: (1) no holders of Andina ordinary shares exercise their right to have their shares converted upon the consummation of the merger; (2) holders of 416,512 Andina ordinary shares of elect to have their shares converted upon the consummation of the merger at the conversion price of approximately $10.18 per share (which is a full pro rata share of the trust account as of September 30, 2013), to provide $33.5 million from the trust account net of payments made for converting shares and transaction expenses, such that Tecnoglass and ES does not have a contractual right to terminate the merger agreement; (3) shareholders of less than 3,674,999 Andina ordinary shares elect to have their shares converted upon the consummation of the merger at the conversion price of approximately $10.18 per share (which is a full pro rata share of the trust account as of September 30, 2013).

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 20,926,965 Andina shares to be issued to the Tecnoglass and ES stockholders in exchange for their common stock in Tecnoglass and ES.

Pro Forma Condensed Combined Balance Sheet

As of September 30, 2013 (Unaudited)

(Dollars in thousands, except shares and per share amounts)	(1) C.I. Energia Solar (“ES”)	(2) Tecnolglass S.A (“TG”)	Pro Forma Adjustments	Pro Forma Tecnoglas Tech Corp. (“Holding”)	(3)Andina Acquisition Corp. (“ANDAU”)	Pro Forma Adjustments Assuming no Exercise of Conversion		Pro Forma Income Statement Assuming no Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions from Merger Agreement		Pro Forma Balance Sheet Assuming Maximum Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions under ANDAU Charter		Pro Forma Balance Sheet Statement Assuming Maximum Conversions under ANDAU Charter
Assets
Current assets:
Cash and cash equivalents	$2,564	$2,416	$—	$4,980	$17	$42,787	(1)
			—	—		(2,110)	(2)
			—	—		—	(3)
			—	—		(121)	(7)
			—	—		(2,845)	(7)	$42,708	$(4,239)	(11)	$38,469	$(33,158)	(11)	$5,311
Inventories	10,820	12,301	—	23,121	—	—		23,121	—		23,121	—		23,121
Accounts receivable	65,721	58,509	—	124,230	—	(26,904)	(12)	97,326	—		97,326	—		97,326
Other current assets	676	4,253	—	4,929	—	—		4,929	—		4,929	—		4,929
Total Current Assets	79,781	77,479	—	157,260	17	10,807		168,084	(4,239)		163,845	(33,158)		130,687
Long term assets:				—
Cash and cash equivalents held in trust	—	—	—	—	42,740	(42,740)	(1)	—	—		—	—		—
Accrued interest on cash and cash equivalents held in trust	—	—	—	—	47	(47)	(1)	—	—		—	—		—
Investments	21,570	—	—	21,570	—	(21,570)	(12)	—	—		—	—		—
Property and equipment, net	19,407	54,821	—	74,228	—	—		74,228	—		74,228	—		74,228
Other assets	1,079	163	—	1,242	—	—		1,242	—		1,242	—		1,242
Total Long Term Assets	42,056	54,984	—	97,040	42,787	(64,357)		75,470	—		75,470	—		75,470
Total Assets	$121,837	$132,463	$—	$254,300	$42,804	$(53,550)		$243,554	$(4,239)		$239,315	$(33,158)		206,157
Liabilities
Current liabilities:
Note payable to shareholder	—	—	—	—	100	—	(3)	100	—		100	—		100
Financial liabilities	7,466	4,774	—	12,240	—	—		12,240	—		12,240	—		12,240
Legal reserves	—	—	—	—	—	1,367	(8)	1,367	—		1,367	—		1,367
Accounts payable and accrued expenses and other current liabilities	59,463	42,870	—	102,333	121	(121)	(7)	102,333			102,333			102,333
			—	—		(26,904)	(12)	(26,904)			(26,904)			(26,904)
Total Current Liabilities	66,929	47,644	—	114,573	221	(25,658)		89,136	—		89,136	—		89,136

(Dollars in thousands, except shares and per share amounts)	(1) C.I. Energia Solar (“ES”)	(2) Tecnolglass S.A (“TG”)	Pro Forma Adjustments	Pro Forma Tecnoglas Tech Corp. (“Holding”)	(3)Andina Acquisition Corp. (“ANDAU”)	Pro Forma Adjustments Assuming no Exercise of Conversion		Pro Forma Income Statement Assuming no Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions from Merger Agreement		Pro Forma Balance Sheet Assuming Maximum Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions under ANDAU Charter		Pro Forma Balance Sheet Statement Assuming Maximum Conversions under ANDAU Charter
Long term liabilities:				—
Financial liability	18,173	45,540	—	63,713	11,138	—		74,851	—		74,851	—		74,851
Total Liabilities	85,102	93,184	—	178,286	11,359	(25,658)		163,987	—		163,987	—		163,987
Commitments and Contingencies
Common stock subject to possible conversion	—	—	—	—	37,398	(37,398)	(4)	—	—		—	—		—
Stockholders’ Equity
Common stock	925	863	—	1,788	—	830	(5)	2,618	(42)	(9)	2,576	(326)	(10)	2,250
Additional paid-in capital	16,933	45,444	—	62,377	5,790	(2,110)	(2)	66,057	—		66,057	—		66,057
			—	—		37,398	(4)	37,398	—		37,398	—		37,398
			—	—		(830)	(5)	(830)	—		(830)	—		(830)
			—	—		(11,743)	(6)	(11,743)	—		(11,743)	—		(11,743)
			—	—		(2,845)	(7)	(2,845)	42	(9)	(2,803)	326	(10)	(2,478)
			—	—		(21,570)	(12)	(21,570)	(4,239)	(11)	(25,809)	(33,158)	(11)	(58,967)
Legal reserves	719	648	—	1,367	—	(1,367)	(8)	—	—		—	—		—
Cumulative translation adjustments	518	957	—	1,475	—	—		1,475	—		1,475	—		1,475
Retained earnings (accumulated deficit)	17,640	(8,633)	—	9,007	(11,743)	11,743	(6)	9,007	—		9,007	—		9,007
Total Stockholders’ Equity	36,735	39,279	—	76,014	(5,953)	9,506		79,567	(4,239)		75,328	(33,158)		42,170
Total Liabilities and Stockholders’ Equity	$121,837	$132,463	$—	$254,300	$42,804	$(53,550)		$243,554	$(4,239)	%xrule	$239,315	$(33,158)		$206,157
	$—

(1)	Derived from the unaudited balance sheet of ES as of September 30, 2013.
(2)	Derived from the unaudited balance sheet of TG as of September 30, 2013.
(3)	Derived from the unaudited balance sheet of ANDAU as of August 31, 2013.

Pro Forma Adjustments to the Unaudited September 30, 2013 Condensed Combined Balance Sheet:

(1)	To liquidate investments held in trust by Andina.
(2)	Andina has engaged EarlyBirdCapital, on a non-exclusive basis, to act as Andina’s advisor and investment banker in connection with its initial business combination to provide it with assistance in negotiating and structuring the terms of its initial business combination. Andina will pay EarlyBirdCapital an aggregate cash fee of $1.6 million for such services upon the consummation of the merger and $0.5 million to Morgan Joseph TriArtisan LLC for rendering merger and acquisition advisory services to Andina relative to prospective acquisitions.
(3)	The holder of $100,000 related party notes, which are convertible to 200,000 warrants, has indicated he intends to convert the notes. However, no binding agreement is in place. Accordingly, no adjustment has been recorded to either pay or convert this liability.
(4)	Assuming no Andina shareholders exercise their conversion rights, the Ordinary Shares Subject to Redemption amounting to $37.4 million would be transferred into permanent equity.
(5)	To reflect the recapitalization of Tecnoglass and ES through: (i) the net issuance of Andina ordinary shares in connection with the merger consisting of (a) the issuance of 20,926,965 ordinary shares to shareholders of Tecnoglass and ES. Does not reflect the issuance of up to an additional 3,000,000 Andina ordinary shares issuable to shareholders of Tecnoglass and ES upon achievement of certain earnout targets specified in the Merger Agreement.
(6)	To eliminate the historical accumulated deficit of Andina of $11.7 million, the accounting acquiree.
(7)	To reflect the payment of estimated legal, financial advisory, accounting, printing and other professional fees and expenses incurred in connection with the merger.
(8)	To reclass $1.4 million of legal reserves from stockholders’ equity to current liabilities.
(9)	To reflect the recapitalization of Tecnoglass and ES through: (i) the net issuance of Andina ordinary shares in connection with the Merger consisting of (a) the issuance of 20,926,965 ordinary shares to shareholders of Tecnoglass and ES and the cancellation of 416,512 ordinary shares for shareholders electing cash conversion. Does not reflect the issuance of up to an additional 3,000,000 ordinary shares common stock issuable to shareholders of Tecnoglass and ES upon achievement of certain earnout targets specified in the Merger Agreement.
(10)	To reflect the recapitalization of Tecnoglass and ES through: (i) the net issuance of Andina ordinary shares in connection with the merger consisting of (a) the issuance of 20,926,965 ordinary shares to shareholders of Tecnoglass and ES and the cancellation of 3,674,999 ordinary shares for shareholders electing cash conversion. Does not reflect the issuance of up to an additional 1,500,000 ordinary shares common stock issuable to shareholders of Tecnoglass and ES upon achievement of certain earnout targets specified in the Merger Agreement.
(11)	To reflect the use of cash and the corresponding reduction in common stock and additional paid-in capital in connection with the redemption of ordinary shares held by Andina shareholders exercising conversion rights.
(12)	To eliminate inter-company payable and receivables between Tecnoglass and ES. As of September 30, 2013, Tecnoglass had inter-company accounts receivable balances amounting to $26.9 million. ES had inter-company accounts accounts payable and accrued expense balances amounting to $26.9 million and investments amounting to $21.6 million.

Pro Forma Condensed Combined Income Statement

Nine Months Ended September 30, 2013
(Unaudited)

(Dollars in thousands, except shares and per share amounts)	(A) C.I. Energia Solar (“ES”)	(B) Tecnolglass S.A (“TG”)	Pro Forma Adjustments	Pro Forma Tecnoglas Tech Corp. (“Holding”)	(C) Andina Acquisition Corp. (“ANDAU”)	Pro Forma Adjustments Assuming no Exercise of Conversion		Pro Forma Income Statement Assuming no Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions from Merger Agreement		Pro Forma Income Statement Assuming Maximum Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions under ANDAU Charter		Pro Forma Income Statement Assuming Maximum Conversions under ANDAU Charter
Revenues:
Operating revenues	$83,680	$78,997	$—	$162,677	$—	$(28,851)	(3)	$133,826			$133,826			$133,826
Cost of sales	58,591	64,883	—	123,474	—	(23,508)	(3)	99,966			99,966			99,966
Gross profit	25,089	14,114	—	39,203	—	(5,343)		33,860	—		33,860	—		33,860
Operating expenses:
Sales	4,562	5,805	—	10,367	—	—		10,367			10,367			10,367
Administration	3,801	2,734	—	6,535	314	(400)	(1)	6,449			6,449			6,449
Total operating expenses	8,363	8,539	—	16,902	314	(400)		16,816	—		16,816	—		16,816
Other income:
Other income (expense)	(736)	(3,140)	—	(3,876)	(11,138)	—		(15,014)			(15,014)			(15,014)
Interest income	—	—	—	—	24	—		24			24			24
Income (loss) before income taxes	15,990	2,435	—	18,425	(11,428)	(4,943)		2,054	—		2,054	—		2,054
Provision for income taxes	5,558	943	—	6,501	—	(5,782)	(4)	719			719			719
Net income (loss)	$10,432	$1,492	$—	$11,924	$(11,428)	$839		$1,335	$—		$1,335	$—		$1,335
Weighted average shares outstanding, basic					1,578,898	24,598,067	(2)	26,176,965	(416,512)	(2)	25,760,453	(3,258,487)	(2)	22,501,966
Basic net income (loss) per share					$(7.24)			$0.05			$0.05			$0.06

(A)	Derived from the income statement of ES for the nine months ended September 30, 2013.
(B)	Derived from the income statement of TG for the nine months ended September 30, 2013.
(C)	Derived from the income statement of ANDAU for the six months ended August 31, 2013 and the difference between the year ended February 28, 2013 and the 9 months ended November 30, 2012.

Pro Forma Condensed Combined Income Statement

Year Ended December 31, 2012
(Unaudited)

(Dollars in thousands, except shares and per share amounts)	(A) C.I. Energia Solar (“ES”)	(B) Tecnolglass S.A (“TG”)	Pro Forma Adjustments	(C) Pro Forma Tecnoglas Tech Corp. (“Holding”)	Andina Acquisition Corp. (“ANDAU”)	Pro Forma Adjustments Assuming no Exercise of Conversion		Pro Forma Income Statement Assuming no Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions from Merger Agreement		Pro Forma Income Statement Assuming Maximum Exercise of Conversion	Pro Forma Adjustments Assuming Maximum Conversions under ANDAU Charter		Pro Forma Income Statement Assuming Maximum Conversions under ANDAU Charter
Revenues:
Operating revenues	$76,219	$82,399	$—	$158,618	$—	$(28,294)	(3)	$130,324			$130,324			$130,324
Cost of sales	56,605	67,140	—	123,745	—	(23,054)	(3)	100,691			100,691			100,691
Gross profit	19,614	15,259	—	34,873	—	(5,240)		29,633	—		29,633	—		29,633
Operating expenses:
Sales	5,515	6,241	—	11,756	—	—		11,756			11,756			11,756
Administration	6,295	2,903	—	9,198	438	—		9,636			9,636			9,636
Total operating expenses	11,810	9,144	—	20,954	438	—		21,392	—		21,392	—		21,392
Other income:
Other income (expense)	(1,425)	(2,496)	—	(3,921)	(10,969)	—		(14,890)			(14,890)			(14,890)
Interest income	—	—	—	—	28	—		28			28			28
Income (loss) before income taxes	6,379	3,619	—	9,998	(11,379)	(5,240)		(6,621)	—		(6,621)	—		(6,621)
Provision for income taxes	2,006	1,217	—	3,223	—	(5,540)	(4)	(2,317)			(2,317)			(2,317)
Net income (loss)	$4,373	$2,402	$—	$6,775	$(11,379)	$300		$(4,304)	$—		$(4,304)	$—		$(4,304)
Weighted average shares outstanding, basic					1,575,001	24,601,964	(2)	26,176,965	(416,512)	(2)	25,760,453	(3,258,487)	(2)	22,501,966
Basic net income (loss) per share					$(7.22)			$(0.16)			$(0.17)			$(0.19)

(A)	Derived from the income statement of ES for the year ended December 31, 2012.
(B)	Derived from the income statement of TG for the year ended December 31, 2012.
(C)	Derived from the income statement of ANDAU for the year ended February 28, 2013.

Pro Forma Adjustments to the Unaudited Condensed Combined Income Statement:

(1)	Tecnoglass’ and ES’ combined historical merger related expenses amounted to $0.4 million and $0 for the nine months ended September 30, 2013 and the year ended December 31, 2012, respectively. These merger related expenses are considered to be of a non-recurring nature.
(2)	Weighted average common shares outstanding — basic and diluted is adjusted to reflect the following:

	Combined (Assuming No Conversions)	Combined (Assuming Maximum Conversions with cash ceiling from Merger Agreement)	Combined (Assuming Maximum Conversions under ANDAU Charter)
ANDAU public shares electing cash conversion	-	(416,512)	(3,674,999)
ANDAU public shares outstanding	5,250,000	5,250,000	5,250,000
ANDAU common stock issued in merger	20,926,965	20,926,965	20,926,965
Shares outstanding	26,176,965	25,760,453	22,501,966
Shares owned by ES/TG stockholders	79.9%	81.2%	93.0%
Shares owned by ANDAU stockholders	20.1%	18.8%	7.0%
Weighted average share calculation, basic and diluted
ES/TG Holders	20,926,965	20,926,965	20,926,965
ANDAU Public Shares	5,250,000	4,833,488	1,575,001
Weighted average shares, basic	26,176,965	25,760,453	22,501,966
(3)	For the nine months ended September 30, 2013, inter-company Tecnoglass operating revenue of $28.9 million and ES cost of sales amounted to $23.5 million. For the year ended December 31, 2012, inter-company Tecnoglass operating revenue of $28.3 million and ES cost of sales amounted to $23.1 million.
(4)	Proforma tax rate of 35% based upon historical operations of ES and TG.

THE NAME CHANGE PROPOSAL

The name change proposal, if approved, will provide for the amendment of Andina’s second amended and restated memorandum and articles of association to change Andina’s corporate name to “Tecnoglass Inc.”

In the judgment of Andina’s board of directors, the change of Andina’s corporate name is desirable to reflect the merger with Tecnoglass Holding. The name “Tecnoglass” has been associated with this glass and windows manufacturer since its inception. Shareholders will not be required to exchange outstanding share certificates for new share certificates if the amendment is adopted.

The text of the name change proposal to be considered at the extraordinary general meeting is set forth in Annex D.

The name change proposal must be approved by special resolution by the holders of not less than two-thirds of the ordinary shares of Andina present in person or represented by proxy (or in the case of a shareholder being a corporation, by its duly authorized representative) who, being entitled to vote at the extraordinary general meeting, vote.

If the merger proposal is not approved, the name change proposal will not be presented at the extraordinary general meeting. Pursuant to the merger agreement, approval of the name change proposal is a condition to the consummation of the merger. Unless this condition is waived by Andina and Tecnoglass, if the name change proposal is not approved, the merger will not be consummated even if the merger proposal is approved and the holders of 87.5% or fewer of the public shares properly demand that their public shares be converted into cash.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ANDINA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE PROPOSAL.

THE CHARTER AMENDMENTS PROPOSAL

The charter amendments proposal, if approved, will provide for the amendment of Andina’s second amended and restated memorandum and articles of association to delete a portion of Section 3.3, delete a portion of Section 8.1, delete Section 48 in its entirety, with the exception of Section 48.11 which will be moved to Section 26.2, and delete definitions in Section 1.1 that were used only in the deleted portions.

The provisions of Section 3.3, 8.1 and 48 that are proposed to be deleted, and the corresponding definitions in Section 1.1, apply only during the period that will terminate upon the consummation of the business combination that will be effected by the merger:

•	The portion of Section 3.3 to be deleted prohibits the ordinary shares and warrants underlying the units sold in the initial public offering from being separated until 90 days after the date of the prospectus related to such initial public offering unless the underwriters in such initial public offering determined an earlier date was acceptable;
•	The portion of Section 8.1 to be deleted relates to the repurchase of Andina’s ordinary shares either in connection with redemption under Section 48.3 (described below), redemption upon a tender offer made in accordance with Section 48.2 (described below) or mandatory repurchase of certain shares held by the initial shareholders in the event the underwriters had not exercised the over-allotment in the initial public offering to its full extent.
•	Section 48.1 provides that Section 48 applies during the period commencing upon the adoption of such provision and ending upon either the consummation of a business combination or liquidation of the trust fund in accordance with the provisions of Section 48, and that such section may not be amended prior to a business combination;
•	Section 48.2 requires that Andina either (i) submit such business combination to its shareholders for approval or (ii) provide all holders of its ordinary shares with the opportunity to sell their shares to Andina, effective upon consummation of such business combination, for cash through a tender offer pursuant to the tender offer rules promulgated under the Exchange Act. In the case of a meeting called to approve such business combination, Section 48.2 further provides that any business combination approved by a majority of shares may not be consummated unless (x) Andina has net tangible assets of at least $5,000,000 upon such consummation and (y) less than 87.5% of the public shares are converted into cash;
•	Section 48.3 provides that, upon a vote to approve a business combination, the holders of public shares, other than initial shareholders, officers and directors, may elect to have their public shares repurchased by Andina for cash at a price (i) in the case of a shareholder voting against the business combination, of approximately $10.18 and (ii) in the case of a shareholder voting for the business combination, equal to such person’s pro rata share of the trust fund. Section 48.3, however, prohibits a shareholder, acting alone or together with an affiliate or in concert with another person for the purpose of acquiring, holding or disposing of Andina ordinary shares, from exercising this redemption right with respect to more than 12.5% of Andina public shares;
•	Section 48.4 requires that, if Andina does not consummate a business combination by 21 months after its initial public offering, Andina must distribute the proceeds of the trust fund to the public shareholders on a pro rata basis, subject to any funds set aside for claims of creditors, and dissolve;
•	Section 48.5 specifies that holders of public shares are entitled to receive distributions from the trust account only upon a repurchase by Andina in connection with the consummation of a business combination, either after a meeting of shareholders approving such transaction or after Andina completes a tender offer in connection with such transaction, or upon liquidation of the trust account in the event a business combination is not effected within 21 months from the initial public offering;
•	Section 48.6 prohibits the directors of Andina from issuing additional ordinary shares that would be permitted to participate in any manner in the trust account or that would vote as a class with the shares issued in the initial public offering on any business combination;

•	Section 48.7 required the proceeds from the initial public offering, including the exercise of the over-allotment option, be placed into the trust account;
•	Section 48.8 requires approval of uninterested, independent directors of any transaction between Andina and (i) any shareholder owning an interest in Andina’s voting securities that gives such holder a significant influence over Andina and (ii) any director or executive officer or any affiliate of Andina directors and executive officers;
•	Section 48.9 requires review and approval of any payments made to Andina’s Audit Committee, with any interested directors abstaining;
•	Section 48.10 permits a director of Andina to vote in respect to an evaluation of a business combination in which he may have a conflict of interest, provided that such conflict of interest is disclosed to the other directors and that such director may not vote in connection with the business combination;
•	Section 48.12 specifies that the Andina Audit Committee will monitor compliance with the terms of the initial public offering and will take all action necessary to rectify any identified events of non-compliance or otherwise cause compliance with the terms of the initial public offering; and
•	Section 48.13 requires the consent of 90% or more of the ordinary shares obtained at a general meeting of Andina at which holders of at least a majority of the public shares are present in person or by proxy to amend Andina’s memorandum and articles of association prior to consummation of a business combination.

In the judgment of Andina’s board of directors, the charter amendments proposal is desirable for the following reasons:

•	The portion of Section 3.3 proposed to be deleted relates to the voluntary separation of Andina’s units into their component parts for trading, which took place on May 10, 2012 and which units [will be/have been] mandatorily separated into their component parts in connection with the merger;
•	The provisions of Sections 1.1, 8.1 and 48 proposed to be deleted relate to the operation of Andina as a blank check company prior to the consummation of a business combination and will not be applicable after consummation of the merger. Accordingly, such section will serve no further purpose.

The text of the charter amendments proposal to be considered at the extraordinary general meeting is set forth in Annex D.

The charter amendments proposal must be approved by special resolution by the holders of not less than two-thirds of the ordinary shares of Andina present in person or represented by proxy (or in the case of a shareholder being a corporation, by its duly authorized representative) who, being entitled to vote at the extraordinary general meeting, vote.

If the merger proposal is not approved, the charter amendments proposal will not be presented at the meeting. Pursuant to the merger agreement, approval of the charter amendments proposal is a condition to the consummation of the merger. If the charter amendments proposal is not approved and unless the parties waive this condition, the merger will not be consummated even if the merger proposal is approved and the holders of 87.5% or fewer of the public shares properly demand that their public shares be converted into cash.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ANDINA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENTS PROPOSAL.

THE ARTICLES RESTATEMENT PROPOSAL

As indicated above, in addition to the merger proposal, certain changes to Andina’s articles are being proposed to be considered by Andina’s shareholders for approval, including the name change proposal and the charter amendments proposal. The board of directors of Andina believes each of the foregoing is desirable.

Accordingly, the Andina board of directors recommends that, upon consummation of the merger and approval of the name change proposal and the charter amendments proposal, the second amended and restated memorandum and articles of association be deleted in their entirety and substituted in their place by the third amended and restated memorandum and articles of association that will incorporate such approved changes so that a single document exists that fully states the provisions that constitute Andina’s articles.

A copy of Andina’s third amended and restated memorandum and articles of association, as it will be in effect assuming consummation of the merger and approval of the name change proposal and the charter amendments proposal is attached hereto as Annex B. The text of the name change proposal, the charter amendments proposal and the articles restatement proposal to be considered at the extraordinary general meeting is set forth in Annex D.

Required Vote

If the merger proposal, the name change proposal and the charter amendments proposal are not approved, the articles restatement proposal will not be presented at the extraordinary general meeting.

The articles amendment proposal must be approved by special resolution by the holders of not less than two-thirds of the ordinary shares of Andina present in person or represented by proxy (or in the case of a shareholder being a corporation, by its duly authorized representative) who, being entitled to vote at the extraordinary general meeting, vote.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ANDINA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ARTICLES RESTATEMENT PROPOSAL.

THE INCENTIVE COMPENSATION PLAN PROPOSAL

Background

Andina’s 2013 Long-Term Equity Incentive Plan has been approved by Andina’s board of directors and will take effect upon consummation of the merger, provided that it is approved by the shareholders at the extraordinary general meeting. Andina is submitting the plan to its shareholders for their approval in accordance with the requirements of the Nasdaq listing standards and so that options granted under the plan may qualify for treatment as incentive share options and awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”).

A summary of the principal features of the plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Annex C. The text of the incentive compensation plan proposal to be considered at the extraordinary general meeting is set forth in Annex D.

Description of the Plan

The purpose of the plan is to enable Andina to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to Andina have been, are or will be important to the success of Andina, an opportunity to acquire a proprietary interest in Andina. The various types of incentive awards that may be provided under the plan are intended to enable Andina to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The Plan shall be administered by the board of directors or a committee of the board. All references in the plan to “committee” mean the board, if no committee has been designated to administer the plan. If administered by a committee, such committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the IRC and “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act. Initially, the compensation committee will administer the plan.

Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Shares Subject to the Plan

The plan will reserve a number of Andina ordinary shares for issuance in accordance with the plan’s terms in an amount equal to 6% of the ordinary shares outstanding immediately after the closing of the merger (which, for this purpose, will include the full amount of earnout shares). Ordinary shares subject to other awards that are forfeited or terminated will be available for future award grants under the plan. Ordinary shares that are surrendered by a holder or withheld by Andina as full or partial payment in connection with any award under the plan, as well as any ordinary shares surrendered by a holder or withheld by Andina or one of its subsidiaries to satisfy the tax withholding obligations related to any award under the plan, shall not be available for subsequent awards under the plan.

Under the plan, on a change in the number of ordinary shares outstanding as a result of a dividend on ordinary shares payable in ordinary shares, share forward split or reverse split or other extraordinary or unusual event that results in a change in the ordinary shares as a whole, the terms of the outstanding award will be proportionately adjusted.

Eligibility

Andina may grant awards under the plan to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to Andina or its subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of Andina. An incentive share option may be granted under the plan only to a person who, at the time of the grant, is an employee of Andina or a related company.

Types of Awards

Options.  The plan provides both for “incentive” share options as defined in Section 422 of the IRC, and for options not qualifying as incentive options, both of which may be granted with any other share based award under the plan.

The board or committee determines the exercise price per ordinary share purchasable under an incentive or non-qualified share option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of an ordinary share. However, the exercise price of an incentive share option granted to a person possessing more than 10% of the total combined voting power of all classes of Andina’s share capital may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all ordinary shares with respect to which incentive share options are exercisable by a participant for the first time during any calendar year (under all of Andina’s plans), measured at the date of the grant, may not exceed $100,000 or such other amount as may be subsequently specified under the IRC or the regulations thereunder.

An incentive share option may only be granted within a ten-year period from the effective date of the plan and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive share option granted to a person who, at the time of the grant, owns ordinary shares possessing more than 10% of the total combined voting power of all classes of Andina’s share capital.

Subject to any limitations or conditions the board or committee may impose, share options may be exercised, in whole or in part, at any time during the term of the share option by giving written notice of exercise to Andina specifying the number of ordinary shares to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Andina’s securities or in combination of the two.

Generally, share options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all share options are exercisable, during the holder’s lifetime, only by the holder (or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative). However, a holder, with the approval of the board or committee, may transfer a non-qualified share option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no share options granted under the plan may be exercised by the holder unless he or she is employed by Andina or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the share options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested share options for a period of 12 months or such other greater or lesser period as the board or committee may determine, from the date of termination or until the expiration of the stated term of the share option, whichever period is shorter. Similarly, should a holder die while employed by Andina or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested share options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or committee may determine or until the expiration of the stated term of the share option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may still exercise his or her vested share options for a period of 12 months from the date of termination or until the expiration of the stated term of the share option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the share option will automatically terminate, except that if the holder’s employment is terminated by Andina without cause, then the portion of any share option that is vested on the date of termination may be exercised for a period of three months (or such other greater or lesser period as the committee may specify in the award agreement) from the date of such termination or until the expiration of the stated term of the share option, whichever period is shorter.

Share Appreciation Rights.  Under the plan, the committee may grant share appreciation rights in tandem with a share option or alone and unrelated to a share option. The committee may grant share appreciation rights to participants who have been, or are being, granted share options under the plan as a means of allowing the participants to exercise their share options without the need to pay the exercise price in cash.

In conjunction with non-qualified share options, share appreciation rights may be granted either at or after the time of the grant of the non-qualified share options. In conjunction with incentive share options, share appreciation rights may be granted only at the time of the grant of the incentive share options. A share appreciation right entitles the holder to receive a number of ordinary shares having a fair market value equal to the excess fair market value of one ordinary share over the exercise price of the related share option, multiplied by the number of shares subject to the share appreciation right. The granting of a share appreciation right in tandem with a share option will not affect the number of ordinary shares available for awards under the plan. The number of shares available for awards under the plan will, however, be reduced by the number of ordinary shares acquirable upon exercise of the share option to which the share appreciation right relates.

Restricted Shares.  Under the plan, the committee may award restricted shares either alone or in addition to other awards granted under the plan. The board or committee determines the persons to whom grants of restricted shares are made, the number of shares to be awarded, the price if any to be paid for the restricted shares by the person receiving the shares, the time or times within which awards of restricted shares may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted share awards.

The plan requires that all restricted shares awarded to a holder remain in Andina’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted shares have been fulfilled. Andina will retain custody of all dividends or distributions made or declared with respect to the restricted shares during the restriction period. A breach of any restriction regarding the restricted shares will cause a forfeiture of the restricted shares and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to vote the shares.

Other Share-Based Awards.  Under the plan, the committee may grant other share-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, ordinary shares, as deemed consistent with the purposes of the plan. These other share-based awards may be in the form of purchase rights, ordinary shares awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into ordinary shares and awards valued by reference to the value of securities of, or the performance of, one of Andina’s subsidiaries. These other share-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other share-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of Andina’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of Andina ordinary shares that, together with the shares held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of Andina ordinary shares, and Andina’s board of directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all share options and other awards granted and outstanding under the plan shall be accelerated and all such share options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all ordinary shares subject to such share options and awards on the terms set forth in the plan and the respective agreements respecting such share options and awards. An increase in the percentage of shares owned by any one person, or persons acting as a group, as a result of a transaction in which Andina acquires its shares in exchange for property is not treated as an acquisition of shares.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from Andina that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Andina immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of Andina ordinary shares that, together with the shares held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of Andina ordinary shares, which has been approved by Andina’s board of directors, (i) accelerate the vesting of any and all share options and other awards granted and outstanding under the plan, or (ii) require a holder of any award granted under the plan to relinquish such award to Andina upon the tender by Andina to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, “gross fair market value” means the value of the assets of Andina, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets and “repurchase value” means the aggregate fair market value of the shares (if the award to be settled is comprised of ordinary shares) or the aggregate difference between the fair market value of the shares and the exercise price of the award (if the award is a share option or share appreciation right).

Notwithstanding any provisions of the plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the IRC.

Award Limitation

No participant may be granted awards for more than 10% of the shares available for award under the plan in any calendar year.

Other Limitations

The board or committee may not modify or amend any outstanding option or share appreciation right to reduce the exercise price of such option or share appreciation right, as applicable, below the exercise price as of the date of grant of such option or share appreciation right. In addition, no option or share appreciation right may be granted in exchange for the cancellation or surrender of an option or share appreciation right or other award having a higher exercise price.

Withholding Taxes

Upon the exercise of any award granted under the plan, the holder may be required to remit to Andina an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for ordinary shares.

Term and Amendments

Unless terminated by the board, the plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive share options may be made only until ten years from the date of the consummation of the merger. The board may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

New Plan Benefits

To date, no awards have been granted under the plan. All awards under the plan will be at the discretion of the committee and, should the plan receive shareholder approval, no participant would be guaranteed any award. Therefore, it is not presently possible to determine the benefits or amounts that will be received in the future pursuant to the plan by Andina’s named executive officers or any other group.

United States Federal Income Tax Consequences

The following discussion of the United States federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of share options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Share Options.  Participants will recognize no taxable income upon the grant of an incentive share option. The participant generally will realize no taxable income when the incentive share option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive share option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. Andina will not qualify for any deduction in connection with the grant or exercise of incentive share options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If ordinary shares acquired upon the exercise of an incentive share option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and Andina will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Share Options.  With respect to non-qualified share options:

•	upon grant of the share option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Andina ordinary shares on the date of grant;
•	upon exercise of the share option, if the ordinary shares are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and Andina will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and
•	Andina will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified share option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the IRC to elect to be taxed on the receipt of shares, and Andina will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Share Appreciation Rights.  Upon the grant of a share appreciation right, the participant recognizes no taxable income and Andina receives no deduction. The participant recognizes ordinary income and Andina receives a deduction at the time of exercise equal to the cash and fair market value of ordinary shares payable upon the exercise.

Restricted Shares.  A participant who receives restricted shares will recognize no income on the grant of the restricted shares and Andina will not qualify for any deduction. At the time the restricted shares are no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted shares at the time the restriction lapses over the consideration paid for the restricted shares. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the IRC, within 30 days of the transfer of the restricted shares, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the restricted shares, as determined without regard to the restrictions, over the consideration paid for the restricted shares. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), Andina generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted shares that are subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by Andina subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by Andina.

Other Share-Based Awards.  The federal income tax treatment of other share-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits.  Section 162(m) of the IRC places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and 4 most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the IRC. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the plan provides that the maximum number of shares for which awards may be made to any employee in any calendar year is 40,000. The maximum amount payable pursuant to that portion of a cash award granted under the plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the IRC may not exceed $500,000. Under the plan the board of directors or the compensation committee has the power to impose restrictions on awards to ensure that such awards satisfy the requirements for performance-based compensation under Section 162(m) of the IRC.

Certain Awards Deferring or Accelerating the Receipt of Compensation.  Section 409A of the IRC, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Share appreciation rights and deferred share awards that may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is Andina’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

Recommendation and Vote Required

If any one of the merger proposal, the name change proposal or the charter amendments proposal is not approved (unless, in the case of the name change proposal and the charter amendments proposal, the applicable condition in the merger agreement has been waived), the incentive compensation proposal will not be presented at the meeting.

Approval of the incentive compensation plan will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) who, being entitled to vote on such proposal at the extraordinary general meeting, vote.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE COMPENSATION PLAN PROPOSAL.

THE DIRECTOR ELECTION PROPOSAL

Election of Directors

At the extraordinary general meeting, seven directors will be elected to Andina’s board of directors, effective upon the consummation of the merger, of whom three will be Class A directors serving until the annual general meeting of shareholders to be held in 2014, two will be Class B directors serving until the annual general meeting to be held in 2015 and two will be Class C directors serving until the annual general meeting to be held in 2016 and, in each case, until their successors are elected and qualified.

Upon consummation of the merger, if the individuals nominated by Andina’s nominating committee are elected, the directors of Andina will be as follows:

•	Class A (serving until 2014): Samuel R. Azout, Juan Carlos Vilariño and Martha (Stormy) L. Byorum;
•	Class B (serving until 2015): Christian T. Daes and Julio A. Torres; and
•	Class C (serving until 2016): Jose M. Daes and A. Lorne Weil.

Recommendation and Vote Required

If any one of the merger proposal, the name change proposal or the charter amendments proposal is not approved (unless, in the case of the name change proposal and the charter amendments proposal, the applicable condition in the merger agreement has been waived), the director election proposal will not be presented at the meeting.

The election of directors requires the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) who, being entitled to vote on such proposal at the extraordinary general meeting, vote.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Information About Executive Officers, Directors and Nominees

Currently, Andina’s board of directors consists of Messrs. A. Lorne Weil, Julio A. Torres, Luis Eduardo Robayo Salom, Rudolf M. Hommes and Martha (Stormy) L. Byorum. Mr. A. Lorne Weil also serves as Andina’s non-executive chairman of the board and Mr. B. Luke Weil serves as Andina’s chief executive officer.

At the effective time of the merger, in accordance with the terms of the merger agreement, and assuming the election of the nominees set forth in “The Director Election Proposal,” the board of directors and executive officers of Andina will be as follows:

Name	Age	Position
José M. Daes	53	Chief Executive Officer and Director
Christian T. Daes	49	Chief Operating Officer and Director
Joaquin Fernandez	53	Chief Financial Officer
A. Lorne Weil	63	Non-Executive Chairman of the Board
Samuel R. Azout	54	Director
Juan Carlos Vilariño	51	Director
Martha (Stormy) L. Byorum	59	Director
Julio A. Torres	46	Director

José M. Daes is a founder and Chief Executive Officer of ES. Mr. Daes has over 30 years’ experience starting and operating various businesses in Colombia and the U.S. Mr. Daes began his career in textiles, importing textiles from Japan to Colombia. In 1983, Mr. Daes opened an upscale clothing store with multiple locations in Miami. In 1990, Mr. Daes and his brother Christian Daes returned to Colombia to start ES and to focus on the construction of high-end apartment buildings in Barranquilla. Mr. Daes currently lives in Miami and is engaged in growing ES and Tecnoglass’s business globally. Andina believes Mr. Daes is well-qualified to serve as a member of its board of directors due to his operational experience with ES and Tecnoglass and his knowledge of the industry within which they operate.

Christian T. Daes is a founder and the Chief Executive Officer of Tecnoglass. Mr. Daes has served as the CEO of Tecnoglass since its inception in 1995, and has been responsible for all aspects of the company’s operations, marketing, sales and overall expansion. Mr. Daes is currently leading Tecnoglass’s expansion into foreign markets, including the U.S., and has overseen the growth of Tecnoglass’s client portfolio from fifty to over three hundred customers. Mr. Daes’s philanthropic activities include starting the Tecnoglass — ES Windows Foundation, which promotes local development, health and social programs in Barranquilla, Colombia. Mr. Daes graduated from the University of North Carolina with a baccalaureate in Business Information Systems. Mr. Daes is the younger brother of José M. Daes. Andina believes Mr. Daes is well-qualified to serve as a member of its board of directors due to his operational experience with ES and Tecnoglass and his knowledge of the industry within which they operate.

Joaquín F. Fernández has served as the Chief Financial Officer for Tecnoglass and ES since 2007. He has served as a director of ES since January 2002. As Chief Financial Officer for each of Tecnoglass and ES, Mr. Fernández oversees the gathering, reporting, presentation and interpretation of the historical financial information for Tecnoglass and ES, as well as implementation of financial strategy for each of those companies. Mr. Fernández is experienced in financial and administrative matters and has worked at fuel distribution, outsourcing, and public service companies prior to his joining Tecnoglass. Mr. Fernández holds degrees in business administration and family business management from the Universidad del Norte and Universidad de Los Andes, respectively.

A. Lorne Weil has served as a member of Andina’s board of directors and non-executive chairman of the board since its inception. Since October 1991, Mr. Weil has served as chairman of the board of Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide, and has served as its chief executive officer since April 1992. Mr. Weil also served as president of Scientific Games from August 1997 to June 2005. From 1979 to November 1992, Mr. Weil was president of Lorne Weil, Inc., a firm providing strategic planning and corporate development services to high technology industries. Previously, Mr. Weil was vice president of corporate development at General Instrument Corporation, working with wagering and cable systems. Mr. Weil received a Bachelor of Commerce from the University of Toronto, a M.S. from the London School of Economics and an M.B.A. from Columbia University. Mr. Weil is the father of B. Luke Weil, Andina’s Chief Executive Officer. Andina believes Mr. Weil is well-qualified to serve as a member of its board of directors due to his extensive business experience in strategic planning and corporate development and his contacts he has fostered while working at Scientific Games Corporation as well as his operational experience.

Samuel R. Azout has served on the board of Tecnoglass since February 2009. Since March 2013, Mr. Azout has served as an investment manager for Abacus Real Estate. From January 2012 to March 2013, Mr. Azout served as the Chief Executive Officer of the National Agency for Overcoming Extreme Poverty in Colombia, an organization formed by the government of Colombia to assist families in poverty. Prior to that time and since September 2008, Mr. Azout was the Senior Presidential Advisor for Social Prosperity employed by the administration of the President of Colombia. Mr. Azout received a B.S. in Economics from Cornell University and a Master’s in Public Administration from Harvard University. Andina believes Mr. Azout is well-qualified to serve as a member of its board of directors due to his contacts and business relationships in Colombia.

Juan Carlos Vilariño has served on the board of Tecnoglass since November 1995 and on the board of ES since March 1997. Mr. Vilariño has worked as the general manager of various business consortiums in Colombia including the Vial del Atlántico Consortium and the Ciénaga consortium. Prior to these positions he was the general manager of Ruta del Sol II S.A. Mr. Vilariño began his career as the assistant vice president in the general consulting department of Finance Corporation of the North, S.A. Mr. Vilariño received a baccalaureate from Sacred Heart College and a graduate degree in business administration from the Universidad del Norte. Andina believes Mr. Vilariño is well-qualified to serve as a member of its board of directors due to his contacts and business relationships in Colombia.

Martha (Stormy) L. Byorum has served as a member of Andina’s board of directors since November 2011. Ms. Byorum is Founder and Chief Executive Officer of Cori Investment Advisors, LLC (Cori Capital), a financial services entity that was most recently (January 2005 through August 2013) a division of Stephens Inc., a private investment banking firm founded in 1933. Ms. Byorum was also an executive vice president of Stephens Inc. from January 2005 until August 2013. From March 2003 to December 2004, Ms. Byorum served as chief executive officer of Cori Investment Advisors, LLC, which was spun off from VB&P in 2003. Ms. Byorum co-founded VB&P in 1996 and served as a Partner until February 2003. Prior to co-founding VB&P in 1996, Ms. Byorum had a 24-year career at Citibank, where, among other things, she served as chief of staff and chief financial officer for Citibank’s Latin American Banking Group from 1986 to 1990, overseeing $15 billion of loans and coordinating activities in 22 countries. She was later appointed the head of Citibank’s U.S. Corporate Banking Business and a member of the bank’s Operating Committee and a Customer Group Executive with global responsibilities.

Ms. Byorum is a Life Trustee of Amherst College and a chairman of the finance committee of the board of directors of Northwest Natural Gas, a large distributor of natural gas services in the Pacific Northwest. Ms. Byorum received a B.B.A. from Southern Methodist University and an M.B.A. from the Wharton School at the University of Pennsylvania. Andina believes Ms. Byorum is well-qualified to serve as a member of the board of directors due to her operational experience with Cori Capital Advisors, VB&P and Citibank and her financial background, which includes having served on the audit committees of four publicly-traded companies.

Julio A. Torres has served on Andina’s board of directors since October 2011. He previously served as Andina’s co-chief executive officer from October 2011 through January 2013. Since March 2008, Mr. Torres has served as managing director of Nexus Capital Partners, a private equity firm. From April 2006 to February 2008, Mr. Torres served with the Colombian Ministry of Finance acting as director general of public credit and the treasury. From June 2002 to April 2006, Mr. Torres served as managing director of Diligo Advisory Group, an investment banking firm. From September 1994 to June 2002, Mr. Torres served as vice president with JPMorgan Chase Bank. Mr. Torres received a degree in systems and computer engineering from Los Andes University, a M.B.A. from Northwestern University and a M.P.A. from Harvard University. Andina believes Mr. Torres is well-qualified to serve as a member of its board of directors due to his operational experience with Nexus Capital Partners, his work with the Colombian government and his extensive contacts he has fostered while working at Nexus Capital Partners, JPMorgan Chase Bank and in the Colombian government.

Meetings and Committees of the Board of Directors of Andina

During the fiscal year ended February 28, 2013, Andina’s board of directors held four meetings. Andina expects its directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each of Andina’s current directors attended at least 75% of the aggregate number of meetings of the board and meetings of committees of which he was a member in the last fiscal year. Although Andina does not have any formal policy regarding director attendance at general meetings, Andina will attempt to schedule its meetings so that all of its directors can attend.

Andina has a separately standing audit committee and a separately standing nominating committee. At this time, Andina has no separately standing compensation committee. However, upon consummation of the merger, Andina will establish a separately standing compensation committee.

Independence of Directors

Andina adheres to the Nasdaq listing standards in determining whether a director is independent. The board of directors of Andina consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors.

The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the board of directors of Andina has affirmatively determined that, upon their election to the board of directors and upon consummation of the merger, Messrs. Weil, Azout, Vilarino, Torres and Ms. Byorum will be the independent directors of Andina. Currently, Eduardo R. Salom, Rudolf M. Hommes, Mr. Torres and Ms. Byorum are the independent directors of Andina. Andina’s independent directors have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

Andina currently keeps the roles of chairman of the board and chief executive officer separate and, upon consummation of the merger, will continue to keep such roles separate. This permits Andina’s chief executive officer to concentrate his efforts primarily on managing Andina’s business operations and development, while Andina’s chairman can oversee, among other things, the communications and relations between the board of directors and senior management, the consideration of Andina’s strategies and policies and the evaluation of its chief executive officer.

Andina’s board of directors’ primary function is one of oversight. Its board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. The audit committee discusses with management Andina’s major financial risk exposures and the committee reports findings to Andina’s board of directors in connection with its risk oversight review. The compensation committee, once established upon consummation of the merger, will strive to create incentives that encourage behavior consistent with Andina’s business strategy, without encouraging undue risk-taking.

Audit Committee Information

Effective upon consummation of its initial public offering, Andina established an audit committee of the board of directors, which presently consists of Messrs. Julio Torres, Dr. Rudolf M. Hommes and Martha L. Byorum. Upon consummation of the merger, the audit committee will consist of Martha L. Byorum, A. Lorne Weil and Julio Torres, with Martha L. Byorum serving as chairman. Each of the members of the audit committee are, and each of the members of the audit committee upon consummation of the merger will be, independent under the applicable Nasdaq listing standards. During the fiscal year ended February 28, 2013, Andina’s audit committee held four meetings. Each of Andina’s audit committee members attended all of the meetings of the audit committee in fiscal year ended February 28, 2013.

The audit committee has a written charter, which is attached to this proxy statement as Annex H. The purpose of the audit committee is to appoint, retain, set compensation of, and supervise Andina’s independent accountants, review the results and scope of the audit and other accounting related services and review Andina’s accounting practices and systems of internal accounting and disclosure controls. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in Andina’s Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of Andina’s financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management Andina’s compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by Andina’s independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
•	establishing procedures for the receipt, retention and treatment of complaints received by Andina regarding accounting, internal accounting controls or reports which raise material issues regarding its financial statements or accounting policies; and
•	approving reimbursement of expenses incurred by Andina’s management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors,” as defined for audit committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, Andina will be required to certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Currently, Martha Byorum satisfies Nasdaq’s definition of financial sophistication and also qualifies as an “audit committee financial expert” as defined under rules and regulations of the SEC. The board of directors has determined that, upon consummation of the merger, Martha L. Byorum will satisfy Nasdaq’s definition of financial sophistication and also will qualify as an “audit committee financial expert” as defined under rules and regulations of the SEC.

Independent Auditors’ Fees

The firm of Marcum LLP (“Marcum”) acts as Andina’s independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum for services rendered. The firm of Crowe Horwath Co S.A. acts as Tecnoglass Holding’s principal accountant. It is currently anticipated that Marcum LLP will act as Andina’s principal accountant after consummation of the merger. Marcum has not waived its right to make claims against the funds in Andina’s trust account for fees of any nature owed to it.

Audit Fees.  During the year ended February 28, 2013 and the period from September 21, 2011 (inception) through February 29, 2012, audit fees for Andina’s independent registered public accounting firm were $48,000 and $25,000, respectively.

Audit-Related Fees.  During the year ended February 28, 2013 and the period from September 21, 2011 (inception) through February 29, 2012, audit related fees from Andina’s independent registered public accounting firm were $0 and $20,000, respectively.

Tax Fees.  During the year ended February 28, 2013 and the period from September 21, 2011 (inception) through February 29, 2012, Andina did not incur any fees for tax services provided to it.

All Other Fees.  During the year ended February 28, 2013 and the period from September 21, 2011 (inception) through February 29, 2012, Andina did not incur any fees for services provided by Andina’s independent registered public accounting firm other than those set forth above.

Audit Committee Pre-Approval Policies and Procedures.  Since Andina’s audit committee was not formed until consummation of its initial public offering in March 2012, the audit committee did not pre-approve the foregoing services prior to such date, although any services rendered prior to the formation of the audit committee were reviewed and ratified by the committee following its formation. The audit committee pre-approved all the foregoing services subsequent to such date. In accordance with Section 10A(i) of the

Exchange Act, before Andina engages its independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by Andina’s audit committee.

Audit Committee Report

Andina’s audit committee is responsible for supervising Andina’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing Andina’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Andina’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by Andina’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the year ended February 28, 2013 with Andina’s management and Marcum, Andina’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (united States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from Andina.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in Andina’s annual report on Form 10-K for the year ended February 28, 2013.

Members of the Audit Committee:

Julio Torres
Dr. Rudolf M. Hommes
Martha L. Byorum

Nominating Committee Information

Effective upon consummation of its initial public offering, Andina established a nominating committee of the board of directors, which presently consists of Julio Torres, Dr. Rudolf M. Hommes and Martha L. Byorum. Each of the members of the nominating committee is independent under the applicable Nasdaq listing standards. During the fiscal year ended February 28, 2013, Andina’s nominating committee held no meetings but held one meeting subsequent to such date.

The nominating committee has a written charter, which is attached to this proxy statement as Annex I. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on Andina’s board of directors. Guidelines for Selecting Director Nominees

The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others. Currently, the guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Shareholders who wish to recommend a candidate for election to the board of directors in 2014 should send their letters to Andina Acquisition Corporation, Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia, Attention: Secretary (if sent before the merger), or to Tecnoglass Inc., Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia, Attention: Secretary (if sent after the merger). Andina’s secretary will promptly forward all such letters to the members of the nominating committee. The secretary must receive the shareholder’s letter no later than thirty days after the end of Andina’s fiscal year and the letter must contain the information described in the nominating committee charter.

Of the nominees for director listed in this proxy statement, Mr. Daes, Mr. Daes, Mr. Azout and Mr. Vilarino were designated for nomination as directors by Tecnoglass Holding and Mr. Weil, Mr. Torres and Ms. Byorum were designated by Andina. Each such individual was nominated for election by Andina’s nominating committee.

Upon consummation of the merger, the nominating committee will consist of Martha L. Byorum, Samuel R. Azout and Juan Carlos Vilariño.

Compensation Committee Information

Upon consummation of the merger, the board of directors of Andina will establish a compensation committee consisting of Samuel R. Azout, Juan Carlos Vilariño and Julio Torres.

The purpose of the compensation committee will be to oversee Andina’s compensation and employee benefit plans and practices, including its executive, director and other incentive and equity-based compensation plans and, if required, to review and discuss with management Andina’s compensation discussion and analysis and to prepare a Compensation Committee Report. The compensation committee will have a written charter, which is attached to this proxy statement/information statement as Annex J. A description of the compensation committee’s processes and procedures, including the roles of Andina’s executive officers and compensation consultants in the compensation committee’s decision-making process, are set forth in the “Executive Officer and Director Compensation — Executive Officer and Director Compensation Following the Merger.”

Code of Ethics

In March 2012, Andina’s board of directors adopted a code of ethics that applies to Andina’s directors, officers, and employees and of any subsidiaries Andina may have in the future (including its principal executive officer, its principal financial officer, its principal accounting officer or controller, and persons performing similar functions). Andina will provide, without charge, upon request, copies of its code of ethics. Requests for copies of Andina’s code of ethics should be sent in writing to Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia (if sent before the merger) or to Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia (if sent after the merger).

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer and Director Compensation of Andina

No executive officer or director of Andina has received any compensation for services rendered to Andina. No compensation or fees of any kind, including finders, consulting or other similar fees, will be paid to any of Andina’s existing shareholders, including its officers and directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of the merger. Since its formation, Andina has not granted any share options or share appreciation rights or any other awards under long-term incentive plans to any of its executive officers or directors.

Andina’s executive officers are reimbursed for any out-of-pocket expenses incurred in connection with activities on Andina’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than Andina’s board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because of the foregoing, Andina generally does not have the benefit of independent directors examining the propriety of expenses incurred on its behalf and subject to reimbursement. As of November 22, 2013, an aggregate of approximately $[    ] has been reimbursed to them for such expenses.

Executive Officer and Director Compensation of Tecnoglass and ES

The following section provides compensation information pursuant to the scaled disclosure rules applicable to “emerging growth companies” under the rules of the SEC.

Overview

Tecnoglass’ and ES’s “named executive officers” for the year ended December 31, 2012 include José M. Daes, Chief Executive Officer of ES, Christian T. Daes, Chief Executive Officer of Tecnoglass and Joaquin Fernández Malabet, Chief Financial Officer of ES and Tecnoglass. Tecnoglass’ and ES’s two most highly compensated executive officers other than Messrs. Daes and Mr. Malabet, who were serving as executive officers as of December 31, 2012, are Omar Dominguez and Armando Del Vecchio.

Tecnoglass’ and ES’s compensation policies and philosophies are designed to align compensation with its business objectives and the creation of shareholder value, while enabling Tecnoglass and ES to attract, motivate and retain individuals who contribute to the long-term success of Tecnoglass and ES. Tecnoglass and ES believe their executive compensation program must be competitive in order to attract and retain their executive officers.

To date, the compensation of the Named Executive Officers has consisted of a base salary and an annual cash incentive bonus.

Tecnoglass’ and ES’s board of directors has historically determined all of the components of compensation of their executive officers. As Tecnoglass and ES transition from a private company to a publicly-traded company, they will evaluate their compensation program as circumstances require.

Name and principal position	Year	Salary ($)	Bonus ($)	Other ($)	Total ($)
José M. Daes Chief Executive Officer of ES	2012	$720,000	$100,000	—	$820,000
	2011	$720,000	$100,000	—	$820,000
Christian T. Daes Chief Executive Officer of Tecnoglass	2012	$720,000	$100,000	—	$820,000
	2011	$720,000	$100,000	—	$820,000
Joaquin Fernández Malabet Chief Financial Officer of ES and Tecnoglass	2012	$105,808	$4,514	—	$110,322
	2011	$98,599	$4,205	—	$102,804
Omar R. Dominguez National Sales Manager for ES	2012	$105,353	—	—	$105,353
	2011	$92,655	—	—	$92,655
Armando Del Vecchio Vice President of Engineering for ES and Tecnoglass	2012	$99,430	$14,627	—	$114,057
	2011	$48,630	$12,719	—	$61,349

Executive Officer and Director Compensation Following the Merger

Compensation Discussion and Analysis

The policies of Andina with respect to the compensation of its executive officers and following the merger will be administered by Andina’s board in consultation with its compensation committee. The compensation policies followed by Andina will be intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the compensation committee will be charged with recommending executive compensation packages to Andina’s board of directors.

It is anticipated that performance-based and equity-based compensation will be an important foundation in executive compensation packages as Andina believes it is important to maintain a strong link between executive incentives and the creation of shareholder value. Andina believes that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives. The employment agreements to be entered into by executive officers of Andina and the adoption of the proposed 2013 Long-Term Incentive Plan reflect and will reflect what Andina believes is a focus on performance- and equity-based compensation. Since Andina will not have a compensation committee until completion of the merger, it has not yet adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation for executives hired in the future.

Upon consummation of the merger, Andina will seek to provide total compensation packages that are competitive in terms of potential value to its executives, and which are tailored to the unique characteristics and needs of Andina within its industry in order to create an executive compensation program that will adequately reward its executives for their roles in creating value for Andina shareholders. Andina intends to be competitive with other similarly situated companies in its industry following completion of the merger.

The compensation decisions regarding Andina’s executives will be based on Andina’s need to attract individuals with the skills necessary for Andina to achieve its business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above Andina’s expectations.

It is anticipated that Andina’s executives’ compensation will have three primary components — salary, cash incentive bonus and share-based awards. Andina will view the three components of executive compensation as related but distinct. Although Andina’s compensation committee will review total compensation, Andina does not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. Andina anticipates determining the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance and other information deemed relevant and timely. Since Andina’s compensation committee will not be formed until consummation of the merger, Andina has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.

Andina’s compensation committee will make recommendations to the board regarding the chief executive officer’s compensation, the compensation of Andina’s other executive officers after review of the recommendations of the chief executive officer, and the non-employee directors’ compensation. The compensation committee also will administer Andina’s 2013 Long-Term Incentive Equity Plan, if approved. According to its charter, the compensation committee will be able to delegate its authority to subcommittees, and will be able to delegate to Andina’s executive officers its power to grant equity awards to eligible employees who are not executive officers, subject to compliance with the Nasdaq listing standards and applicable law. In addition, the compensation committee may utilize the services of third party consultants from time to time in connection with the hiring and compensation awarded to executive employees. This could include subscriptions to executive compensation surveys and other databases.

Andina’s compensation committee will be charged with performing an annual review of Andina’s executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies.

Benchmarking of Cash and Equity Compensation

Andina believes it is important when making compensation-related decisions to be informed as to current practices of similarly situated publicly held companies in the geophysical services industry. Andina expects that the compensation committee will stay apprised of the cash and equity compensation practices of publicly held companies in the glass and aluminum industries through the review of such companies’ public reports and through other resources. It is expected that any companies chosen for inclusion in any benchmarking group would have business characteristics comparable to Andina, including revenues, financial growth metrics, stage of development, employee headcount and market capitalization. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of Andina post-merger business and objectives that may be unique to Andina, Andina generally believes that gathering this information will be an important part of its compensation-related decision-making process.

Compensation Components

Base Salary.  Generally, Andina, working with the compensation committee, anticipates setting executive base salaries at levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. Andina will seek to maintain base salary amounts at or near the industry norms, while avoiding paying amounts in excess of what it believes is necessary to motivate executives to meet corporate goals. It is anticipated base salaries will generally be reviewed annually, subject to terms of employment agreements, and that the compensation committee and board will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.

Annual Bonuses.  Andina intends to utilize cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon. Near the beginning of each year, the board, upon the recommendation of the compensation committee and subject to any applicable employment agreements, will determine performance parameters for appropriate executives. At the end of each year, the board and compensation committee will determine the level of achievement for each corporate goal.

Andina will structure cash incentive bonus compensation so that it is taxable to its employees at the time it becomes available to them.

Equity Awards.  Andina also will use share options and other share-based awards to reward long-term performance. It believes that providing a meaningful portion of its executives’ total compensation package in share options and other share-based awards will align the incentives of its executives with the interests of Andina’s shareholders and with Andina’s long-term success. The compensation committee and board will develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to Andina’s executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives.

Equity awards will be granted through Andina’s 2013 Long-Term Incentive Plan, which was adopted by the board and is being submitted to the shareholders of Andina for their consideration at the extraordinary general meeting. All of Andina’s employees will be eligible to participate in the 2013 Long-Term Incentive Plan. The material terms of the 2013 Long-Term Incentive Plan are further described in the section of this proxy statement entitled “The Incentive Compensation Plan Proposal.” No awards have been made under the plan as of the date of this proxy statement. It is anticipated that all options granted under the plan in the future will have an exercise price at least equal to the fair market value of Andina’s ordinary shares on the date of grant.

Andina will account for any equity compensation expense under the rules of Accounting Standards Codification 718, which requires a company to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also will require Andina to record cash compensation as an expense at the time the obligation is accrued.

Severance Benefit.  Andina currently has no severance benefits plan. Andina may consider the adoption of a severance plan for executive officers and other employees in the future. The employment agreements to be entered into by the persons who will initially serve as executive officers of Andina following consummation of the merger provide for certain rights and obligations in the event of the termination of employment as more fully described in the section below entitled “Executive Officer and Director Compensation — New Employment Agreements.”

Other Compensation.  Andina will establish and maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans will be available to all salaried employees and will not discriminate in favor of executive officers. Andina may extend other perquisites to its executives that are not available to its employees generally.

New Employment Agreements

At the closing effective upon consummation of the merger, Andina will enter into employment agreements with each of Jose M. Daes, who will become Chief Executive Officer of Andina, Christian Daes, who will become Chief Operating Officer of Andina, and Joaquin Fernandez, who will become Chief Financial Officer of Andina. The terms of the employment agreements have not been determined at this time.

Director Compensation

Andina currently does not have a definitive compensation plan for its future directors or consultants. Andina, working with the compensation committee, anticipates setting director and consultant compensation at a level comparable with those directors and consultants with similar positions at comparable companies. It is currently anticipated that such compensation will be based on cash and/or equity compensation under Andina’s 2013 Long-Term Incentive Plan.

THE NOTE CONVERTIBILITY PROPOSAL

Background

On May 20, 2013, the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, a trust of which Andina’s non-executive chairman of the board, his spouse and his descendants are beneficiaries, loaned Andina an aggregate of $100,000. The loan is evidenced by a promissory note that is non-interest bearing and is payable at the consummation of a business combination. The principal balance of the note may be converted, at the holder’s option, at any time until the repayment in full of such note, into warrants at a price of $0.50 per warrant, or an aggregate of up to 200,000 warrants.

Furthermore, the directors, executive officers and initial shareholders of Andina and their affiliates may loan additional funds to Andina in the future on substantially similar terms in order to meet Andina’s working capital needs prior to the closing of the merger. Andina will borrow from its directors, executive officers, initial shareholders and their affiliates only such amounts, if any, as are necessary to cover its working capital costs prior to the merger. Such funds may not be borrowed to meet the requirement of the merger agreement that Andina have $33,500,000 cash on hand at closing or to pay shareholders exercising their conversion rights. The aggregate amount of additional funds that Andina may borrow is limited by the merger agreement. Pursuant to the merger agreement, Andina has agreed to borrow no more than an additional $225,000 through closing of the merger. If Tecnoglass Holding were to waive the limit on additional borrowings provided for in the merger agreement, Andina may not, in any event, convert more than $500,000 of notes evidencing such working capital loans into warrants, such $500,000 limit includes the already outstanding $100,000 note discussed above. These loans would also be evidenced by promissory notes on substantially the same terms as the existing note, except that per the merger agreement, such additional notes would only be convertible with the express written consent of Tecnoglass Holding.

Notwithstanding the foregoing, neither the note held by the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, nor any loans that may be made pending the consummation of the merger, may be converted unless Andina’s shareholders have approved of the conversion of such notes, if required by the rules of Nasdaq.

Required Approval of Note Convertibility

Pursuant to Nasdaq Listing Rule 5635(c), approval of Andina’s shareholders is required to establish an equity compensation plan or other equity compensation arrangement pursuant to which Andina’s ordinary shares may be acquired by its officers and directors. Nasdaq has opined that the conversion of notes similar to the one issued to the trust in May 2013 or the notes that may be issued upon additional working capital loans made by Andina’s directors, executive officers, initial shareholders and their affiliates, in lieu of repayment of such notes would constitute an equity compensation arrangement for a director or executive officer holding such notes.

Terms of the Note Conversion

If the Andina shareholders approve the proposal to permit the conversion of the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust and future notes issued in connection with working capital loans made by Andina’s directors, executive officers, initial shareholders and their affiliates, the principal balance of any such notes would be convertible, at the holder’s option and solely in the case of future notes, with the express written consent of Tecnoglass Holding, into warrants at a price of $0.50 per warrant. The warrants issued upon conversion will be identical to the public warrants sold in Andina’s initial public offering, except that such warrants will be exercisable for cash (even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by Andina, in each case so long as they are held by the original note holder or their respective affiliates.

Effect of the Note Convertibility Proposal

Assuming Tecnoglass Holding does not waive the borrowing limit provision of the merger agreement, the maximum number of warrants that could be issued if the note convertibility proposal is approved would be 650,000 warrants (comprised of 200,000 warrants issuable for the outstanding note to the A. Lorne Weil 2006

Irrevocable Trust-Family Investment Trust and a possible 450,000 warrants issuable for future notes). If Tecnoglass Holding waived the borrowing limit provision of the merger agreement, the maximum number of warrants that could be issued if the note convertibility proposal is approved would be 1,000,000 warrants (comprised of 200,000 warrants issuable for the outstanding note to the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust and a possible 800,000 warrants issuable for future notes).

If such warrants are exercised, the resulting issuances of ordinary shares may result in dilution to Andina’s shareholders and increase the number of shares eligible for resale in the public market.

Interests of Directors and Officers

Upon conversion of the outstanding note, the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust, a trust of which Andina’s non-executive chairman of the board, his spouse and his descendants, including Andina’s chief executive officer, are beneficiaries, would be entitled to receive warrants to purchase up to an aggregate of 200,000 ordinary shares. No other notes are currently outstanding; however, any of Andina’s directors, executive officers or initial shareholders who loan Andina funds to continue its operations prior to the merger would be able to convert his or her note, subject to approval of Tecnoglass Holding, into warrants to purchase additional ordinary shares. Consequently, Mr. Weil and Andina’s other directors and executive officers have a substantial interest in the approval of the conversion of the notes and the issuance of the underlying warrants.

Required Vote

If any one of the merger proposal, the name change proposal or the charter amendments proposal is not approved (unless, in the case of the name change proposal and the charter amendments proposal, the applicable condition in the merger agreement has been waived), the note convertibility proposal will not be presented at the extraordinary general meeting.

The note convertibility proposal must be approved by the holders of a majority of the ordinary shares of Andina present in person or represented by proxy (or in the case of a shareholder being a corporation, by its duly authorized representative) who, being entitled to vote at the extraordinary general meeting, vote.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ANDINA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NOTE CONVERTIBILITY PROPOSAL.

THE ADJOURNMENT PROPOSAL

The adjournment proposal allows Andina’s board of directors to submit a proposal to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote or elections to convert at the time of the extraordinary general meeting, Andina is not authorized to consummate the merger or the closing conditions under the merger agreement are not met. In no event will Andina solicit proxies to adjourn the extraordinary general meeting or consummate the merger beyond the date by which it may properly do so under its second amended and restated memorandum and articles of association and the Companies Law.

Purpose of the Adjournment Proposal

The purpose of the adjournment proposal is to provide more time for the Andina initial shareholders or Tecnoglass Holding’s shareholders and/or their respective affiliates to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the merger proposal, the name change proposal and the charter amendments proposal and to meet the requirement that the holders of 3,674,999 or less of the public shares exercise their right to convert their public shares into a pro rata portion of the trust account. See the section entitled “The Merger Proposal — Interests of Andina’s Directors, Officers and Others in the Merger.”

In addition to an adjournment of the extraordinary general meeting upon approval of an adjournment proposal, the board of directors of Andina is empowered under the Companies Law to postpone the meeting at any time prior to the meeting being called to order. In such event, Andina will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its shareholders of the postponement.

The text of the adjuournment proposal to be considered at the extraordinary general meeting is set forth in Annex D.

Consequences if the Adjournment Proposal is not Approved

If an adjournment proposal is presented to the meeting and is not approved by the shareholders, Andina’s board of directors may not be able to adjourn the extraordinary general meeting to a later date in the event that, based on the tabulated votes or elections to convert at the time of the extraordinary general meeting, there are not sufficient votes at the time of the extraordinary general meeting to approve the consummation of the merger (because either the merger proposal, the name change proposal or the charter amendments proposal are not approved and, in the case of the name change proposal or the charter amendments proposal, the applicable condition under the merger agreement in not waived), or holders of more than 3,674,999 of the public shares have exercised their right to convert their public shares into a pro rata portion of the trust account. If an adjournment proposal is presented and not approved, Andina’s board of idrector also may not be able to adjourn the extraordinary general meeting to a later date in the event that, because of the number of public shares demanding conversion, there will be less than $33,500,000 of cash either in or outside the trust account, after giving effect to the aggregate amount payable to converting shareholders and after payment of transaction expenses of Andina and Tecnoglass Holding not to exceed $5,000,000. In any such event, the merger would not be completed and, unless Andina were able to consummate a business combination with another party no later than December 22, 2013, it would trigger Andina’s automatic dissolution and liquidation pursuant to the terms of its second amended and restated memorandum and articles of association. As a result, this has the same effect as if Andina had formally gone through a voluntary liquidation procedure under the Companies Law.

Required Vote

The adjournment proposal will not be submitted if the merger proposal, the name change proposal and the charter amendments proposal are approved. Adoption of the adjournment proposal is not conditioned upon the adoption of any of the other proposals.

Approval of the adjournment proposal will require the affirmative vote of the holders of a majority of the Andina ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) who, being entitled to vote on such proposal at the extraordinary general meeting, vote.

THE ANDINA BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ANDINA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

THE SAY-ON-PAY PROPOSAL

The Dodd-Frank Act and rules promulgated by the SEC thereunder enable Andina’s shareholders to vote to approve, on an advisory basis, the compensation of Andina’s named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. At the extraordinary general meeting, shareholders will vote on the following resolution:

RESOLVED, that the shareholders of Andina Acquisition Corporation approve, on an advisory basis, the compensation of Andina Acquisition Corporation’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is an advisory vote on the compensation of Andina named executive officers as disclosed in the section entitled “The Director Election Proposal — Andina Executive Officers and Director Compensation,” as opposed to the compensation paid by Tecnoglass Holding to its officers. No named executive officer of Andina has received any compensation for services rendered to it. No fees of any kind, including finders, consulting or other similar fees, will be paid to any of Andina’s named executive officers prior to, or for any services they render in order to effectuate, the consummation of the merger. For an explanation of the policies and procedures Andina intends to use in determining executive compensation after the merger with Tecnoglass Holding, see the section entitled “The Director Election Proposal — Andina Executive Officers and Director Compensation — Compensation Discussion and Analysis.”

The say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee. As a matter of policy, the board of directors has decided that Andina will consider the results of the most recent say on pay vote when making compensation decisions and reviewing its compensation policies and practices.

The say-on-pay proposal must be approved by the holders of a majority of the ordinary shares of Andina present in person or represented by proxy (or in the case of a shareholder being a corporation, by its duly authorized representative) who, being entitled to vote at the extraordinary general meeting, vote. If any one of the merger proposal, the name change proposal or the charter amendments proposal is not approved (unless, in the case of the name change proposal and the charter amendments proposal, the applicable condition in the merger agreement has been waived), the say-on-pay proposal will not be presented at the meeting.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ANDINA SHAREHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF ANDINA’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS.

THE FREQUENCY OF SAY-ON-PAY PROPOSAL

Dodd-Frank enables Andina’s shareholders to indicate, at least once every six years, how frequently they believe Andina should conduct a say-on-pay vote. At the extraordinary general meeting, the shareholders will select the frequency of say-on-pay votes by approving a resolution in one of the following forms:

RESOLVED, that the shareholders of Andina Acquisition Corporation determine, on an advisory basis, that the frequency with which the shareholders of Andina Acquisition Corporation should have an advisory vote on the compensation of Andina Acquisition Corporation’s named executive officers as disclosed in Andina Acquisition Corporation’s proxy statements for its annual meetings pursuant to the compensation disclosure rules of the Securities and Exchange Commission is:

Choice 1 — every year;
Choice 2 — every two years; or
Choice 3 — every three years.

After careful consideration, Andina has determined that holding a say-on-pay vote every three years is consistent with its policies and practices for evaluating and determining compensation of its named executive officers, and will allow its board of directors and, once formed, its compensation committee to engage with investors to understand any concerns about executive compensation and meaningfully implement any desired changes to its compensation policies and practices.

The frequency of say-on-pay vote is advisory, and therefore not binding on Andina, its board of directors or, once formed, its compensation committee. Andina has decided to account for the results of the most recent frequency of say-on-pay vote when making a decision regarding how often to hold say-on-pay votes. Andina may, however, choose to hold say-on-pay votes less frequently than the option chosen by shareholders if Andina determines that it is in the best interest of the shareholders and Andina.

The frequency of say-on-pay proposal must be approved by the holders of a majority of the ordinary shares of Andina present in person or represented by proxy (or in the case of a shareholder being a corporation, by its duly authorized representative) who, being entitled to vote at the extraordinary general meeting, vote. If any one of the merger proposal, the name change proposal or the charter amendments proposal is not approved (unless, in the case of the name change proposal and the charter amendments proposal, the applicable condition in the merger agreement has been waived), the frequency of say-on-pay proposal will not be presented at the meeting.

ANDINA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ANDINA SHAREHOLDERS VOTE “FOR” THREE YEARS ON THE PROPOSAL RECOMMENDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER INFORMATION RELATED TO ANDINA

Introduction

Andina is a Cayman Islands exempted company incorporated on September 21, 2011 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

Company History

In connection with its formation, Andina issued 1,437,500 ordinary shares for an aggregate purchase price of $25,000. In March 2012, the holders of these ordinary shares returned 287,500 ordinary shares to Andina at no cost for cancellation, so that immediately preceding its initial public offering described below, its initial shareholders held 1,150,000 ordinary shares.

On March 22, 2012, Andina consummated its initial public offering of 4,000,000 units. Each unit consists of one ordinary share, and one warrant to purchase one ordinary share at an exercise price of $8.00 per share. On March 30, 2012, Andina consummated the closing of the sale of 200,000 units which were sold subject to the underwriters’ over-allotment option. The 4,200,000 units sold in the initial public offering, including the 200,000 units sold subject to the over-allotment option, were sold at an offering price of $10.00 per unit, generating total gross proceeds of $42,000,000.

On May 1, 2012, Andina’s initial shareholders forfeited 100,000 ordinary shares since the underwriters had not exercised their over-allotment option in full, resulting in the initial shareholders holding 1,050,000 initial shares.

Simultaneously with the consummation of the initial public offering, Andina consummated a private placement of 4,800,000 warrants at a price of $0.50 per warrant and an option to purchase 500,000 units at a price of $500,000, generating total proceeds of $2,900,000. As part of the underwriters’ compensation for the initial public offering, Andina also sold to the underwriters for a price of $100 an option to purchase up to 400,000 units.

Of the gross proceeds of the initial public offering and private placement, $42,740,000 (or approximately $10.18 per share) was placed in a trust account at UBS Financial Services Inc., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except as described in this proxy statement, these funds may not be released until the earlier of the completion of a merger or another business combination and Andina’s liquidation upon its failure to consummate a business combination within the required time period (which may not occur until December 22, 2013).

Fair Market Value of Target Business

Pursuant to the Nasdaq Capital Markets listing rules, the target business or businesses that Andina acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for its initial business combination, although Andina may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance. Andina’s board of directors determined that this test was met in connection with its proposed business combination with Tecnoglass Holding.

Shareholder Approval of Business Combination

In connection with any proposed business combination, Andina may either (i) seek shareholder approval of an initial business combination at a meeting called for such purpose at which shareholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, or (ii) provide its shareholders with the opportunity to sell their shares to Andina by means of a tender offer to be commenced prior to, and consummated simultaneously with, the consummation of such proposed business combination (and thereby avoid the need for a shareholder vote), in each case subject to the limitations described in the prospectus for Andina’s initial public offering. All conversions or sales of shares by shareholders in connection with any business combination will be effected as repurchases under Cayman Islands law. Andina’s board of directors has determined to seek shareholder approval of its business combination with Tecnoglass Holding at the extraordinary general meeting as described in this proxy statement. Accordingly, in connection with the business combination with Tecnoglass Holding, shareholders may seek to convert their shares in accordance with the procedures set forth in this proxy statement and Andina will not provide shareholders the opportunity to sell their shares to it by means of a tender offer. Andina will consummate the merger only if holders of less than 87.5% of its public shares elect to convert their shares for cash and a majority of the Andina ordinary shares voted on the merger proposal at the extraordinary general meeting vote in favor of such proposal.

In connection with any vote for a proposed business combination, including the vote with respect to the merger proposal, Andina’s initial shareholders have agreed (i) to vote their initial shares, as well as any shares acquired in the aftermarket, in favor of the merger, and (ii) not to convert any shares in connection with the shareholder vote to approve the merger.

None of Andina’s officers, directors, initial shareholders or their affiliates has purchased any ordinary shares in the open market or in private transactions. However, at any time prior to the extraordinary general meeting, during a period when they are not then aware of any material nonpublic information regarding Andina or its securities, the Andina initial shareholders or Tecnoglass Holding’s sharehlders and/or their respective affiliates may purchase additional shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or who demand, or indicate an intention to demand, conversion rights, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire Andina ordinary shares or to not demand conversion rights. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the Andina initial shareholders for nominal value. The funds for any such purchases or incentives will either come from cash available to such purchasing parties or from third party financing, none of which has been sought at this time. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the public shares present and entitled to vote at the extraordinary general meeting to approve the merger proposal vote in its favor and that holders of 3,674,999 or fewer of the public shares demand conversion of their public shares into cash, where it appears that such requirements would otherwise not be met.

All shares purchased by the Andina initial shareholders or Tecnoglass Holding’s shareholders and/or their respective affiliates pursuant to such arrangements would be voted in favor of the merger. As of the date of this proxy statement, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder.

Liquidation if No Business Combination

If Andina does not complete the merger or another business combination by December 22, 2013, it will trigger Andina’s automatic dissolution and liquidation pursuant to the terms of its amended and restated memorandum and articles of association. As a result, this has the same effect as if Andina had formally gone through a voluntary liquidation procedure under the Companies Law. Accordingly, no vote would be required from Andina’s shareholders to commence such a voluntary winding up and dissolution.

The amount in the trust account (less $420 representing the aggregate nominal par value of the shares of Andina’s public shareholders) under the Companies Law will be treated as share premium which is distributable under the Companies Law provided that immediately following the date on which the distribution is proposed to be made, Andina is able to pay its debts as they fall due in the ordinary course of business. If Andina is forced to liquidate the trust account, Andina anticipates that it would distribute to its public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, Andina would be required to assess all claims that may be potentially brought against it by its creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over Andina’s public shareholders with respect to amounts that are owed to them. Andina cannot assure its shareholders that it will properly assess all claims that may be potentially brought against it. As such, Andina’s shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event it enters an insolvent liquidation. Furthermore, while Andina will seek to have all vendors and service providers (which would include any third parties it engaged to assist it in any way in connection with its search for a target business) and prospective target businesses execute agreements with it waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with Andina, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Each of Andina’s initial shareholders has agreed to waive its rights to participate in any liquidation of its trust account or other assets with respect to the initial shares and to vote their initial shares in favor of any dissolution and plan of distribution which Andina submits to a vote of shareholders. There will be no distribution from the trust account with respect to Andina’s warrants, which will expire worthless.

If Andina is unable to complete the merger or another initial business combination and expends all of the net proceeds currently not held in trust, the initial per-share distribution from the trust account will be approximately $10.19, based on approximately $42,787,000 in the trust account as of August 31, 2013.

The proceeds deposited in the trust account could, however, become subject to the claims of Andina’s creditors which would be prior to the claims of its public shareholders. Although Andina has obtained from certain vendors agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of its public shareholders, and although Andina will continue to seek to have all vendors, including lenders for money borrowed, prospective target businesses and other entities it engages, execute such agreements in the future, there is no guarantee that they will execute such agreements or, for those that have executed such agreements, that they would be prevented from bringing claims against the trust account notwithstanding such agreements, including but not limited to claims for fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against Andina’s assets, including the funds held in the trust account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Andina and will not seek recourse against the trust account for any reason.

A. Lorne Weil has personally agreed that, if Andina liquidates the trust account prior to the consummation of the merger or another business combination, he will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina in excess of the net proceeds of the initial public offering not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account. Andina cannot assure its shareholders that Mr. Weil will be able to satisfy those obligations if he is required to do so. Accordingly, the actual per-share distribution could be less than anticipated due to claims of creditors. Additionally, if Andina is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in Andina’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Andina’s shareholders.

Facilities

Andina maintains its principal executive offices at Carrera 10 No. 28-49, Torre A. Officina 20-05, Bogota, Colombia. Capital Advisory Partners L.A., an affiliate of Rudolf M. Hommes, a member of the board of directors, provides this space to Andina at no charge. Andina considers its current office space, combined with the other office space otherwise available to its executive officer, adequate for its current operations. Upon consummation of the merger, the principal executive offices of Andina will be located at Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia.

Employees

Andina has one executive officer. This individual is not obligated to devote any specific number of hours to Andina’s matters and devotes only as much time as he deems necessary to its affairs. Andina does not plan to have any full time employees prior to the consummation of a business combination.

Legal Proceedings

There are no legal proceedings pending against Andina.

Periodic Reporting and Audited Financial Statements

Andina has registered its units, ordinary shares and warrants under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Exchange Act, Andina’s annual reports contain financial statements audited and reported on by Andina’s independent registered public accounting firm. Andina has filed with the SEC its Annual Report on Form 10-K covering the fiscal year ended February 28, 2013 and its Quarterly Reports on Form 10-Q covering the fiscal quarters ended May 31, 2013 and August 31, 2013.

Emerging Growth Company

Andina is, and is anticipated to remain post-transaction, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (or JOBS Act), and is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain stockholder approval of any golden parachute payments not previously approved.

In addition, Section 107 of the JOBS Act provides that an emerging growth company can take advantage of an extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. However, Andina has irrevocably opted not to take advantage of such extended transition period, and will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Andina could remain an emerging growth company until the last day of Andina’s fiscal year following March 22, 2017 (the fifth anniversary of the consummation of Andina’s initial public offering). However, if Andina’s non-convertible debt issued within a three-year period or its total revenues exceed $1 billion or the market value of its shares of common stock that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, Andina would cease to be an emerging growth company as of the following fiscal year.

Andina’s Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of Andina’s financial condition and results of operations should be read in conjunction with Andina’s consolidated financial statements and notes to those statements included in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. Please see “Forward-Looking Statements” and “Risk Factors” in this proxy statement/information statement.

Overview

Andina is a blank check company in the development stage, formed on September 21, 2011 to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with a target business. Andina presently has no revenue, has had losses since inception from incurring formation costs and costs of evaluating business combination candidates and pursing the merger, and has no other operations other than the active pursuit of the merger or another business combination. Andina has relied upon the sale of its securities and loans from its officers and directors to fund its operations.

Results of Operations

Andina’s entire activity since inception up to the closing of its initial public offering on March 22, 2012 was in preparation for that event. Since the offering, its activity has been limited to the evaluation of business combination candidates, and Andina will not be generating any operating revenues until the closing and completion of the merger or another initial business combination. Andina expects to generate small amounts of non-operating income in the form of interest income on cash and cash equivalents. Interest income is not expected to be significant in view of current low interest rates on risk-free investments (treasury securities).

Andina had net loss of $536,638 for the quarter ended August 31, 2013. This net loss was a result of operating activity composed of $99,282 of professional fees, $16,933 of travel, and a loss of $426,000 related to the fair value of warrants which were offset by $9,535 of interest income for the quarter ended August 31, 2013. Andina had net income of $175,013 for the quarter ended August 31, 2012. This net loss was a result of operating activity composed of approximately $54,000 of legal and professional, $53,000 of insurance fees, $34,000 of travel expenses and $25,000 of accounting and legal fees, offset by interest income of approximately $7,000. Andina had net loss of $346,182 for the six months ended August 31, 2013. This net loss was a result of operating activity composed of approximately $168,712 of professional fees, $22,369 of travel, and $426,000 of warrant valuation expenses which were offset by approximately $9,535 of interest income and $257,000 of income related to fair value of warrants for the six months ended August 31, 2013. Andina had net loss of $11,988,374 for the six months ended August 31, 2012. This net loss was a largely composed of a loss of $11,776,000 related to the fair value of warrants, and additional expenses of printing, insurance, professional fees and travel, which were offset by approximately $12,457 of interest income for the six months ended August 31, 2012. During the period from September 21, 2011 (inception) to August 31, 2013, Andina incurred a net loss of $11,742,789, which was largely composed of $11,138,000 loss related to the fair value of warrants calculated using the Binomial Lattice pricing model, $321,000 of professional fees, $32,000 of Nasdaq fees, insurance of $100,000, $54,000 of printing expense and travel expenses of $113,000 offset by interest income of approximately $46,000.

Andina incurred a net loss of $11,379,280 for the year ended February 28, 2013. This net loss was a result of operating and formation expenses largely composed of approximately $11,000,000 warrant expense, $153,000 of professional fees, $32,000 of Nasdaq expenses, insurance of $100,000, $54,000 of printing and travel of $75,000 offset by interest income of approximately $28,000. During the period from September 21, 2011 (inception) to February 28, 2013, Andina incurred a net loss of $11,396,607. This net loss was a result of operating and formation expenses largely composed of approximately $11,000,000 warrant expense, $153,000 of professional fees, $32,000 of Nasdaq expenses, insurance of $100,000, $54,000 of printing and travel of $92,000 offset by interest income of approximately $28,000. During the period from September 21, 2011 (inception) to February 29, 2012, Andina incurred a net loss of $17,327, which was largely composed of professional fees, travel expenses and business startup costs.

Liquidity and Capital Resources

After the underwriters exercised a portion of their over-allotment option, the net proceeds from Andina’s initial public offering, after deducting offering expenses of approximately $477,000 and underwriting discounts of $1,260,000, were approximately $43,163,000. Of this amount, $2,400,000 and the $500,100 Andina received from the private placement and the sale of the options to the representative of the underwriters, respectively, were placed in the trust account. The remaining net proceeds not in trust became available to be used for working capital purposes.

As of February 28, 2013 and August 31, 2013, Andina had $48,959 and $17,565, respectively, in its operating bank account and had $42,767,991 and $42,786,948, respectively, in restricted cash and equivalents held in trust to be used for a business combination. As of August 31, 2013, U.S Treasury Bills with one month and three month maturities were yielding approximately .03% and .04%, respectively. While Andina may invest in other securities, Andina believes such rates are representative of those it may receive on the balance of the trust account.

Until consummation of the merger or another initial business combination, Andina will be using the funds not held in the trust account for the expenses of the business combination with Tecnoglass Holding or, in the event such business combination is not consummated, for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the business combination.

Andina anticipates that in order to fund its working capital requirements, it will need to use all of the remaining funds not held in trust and the interest earned on the funds held in the trust account. Andina may need to enter into contingent fee arrangements with its vendors or raise additional capital through loans or additional investments from its initial shareholders, officers, directors, or third parties. To this end, in May 2013, an affiliate of A. Lorne Weil, Andina’s non-executive chairman of the board, loaned Andina $100,000. None of the initial shareholders, officers or directors is under any obligation to advance funds to, or invest in, Andina. Accordingly, Andina may not be able to obtain additional financing. If it is unable to raise additional capital, Andina may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, suspending the pursuit of the merger. Andina cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. Furthermore, there can be no assurance that Andina’s plans to consummate the merger or another business combination will be successful or successful within the required time period. These conditions raise substantial doubt about Andina’s ability to continue as a going concern.

If the merger is consummated within the required time period, Andina intends to use funds held in the trust account to pay holders of the public shares who exercise conversion rights, to pay transaction expenses incurred in connection with the business combination with Tecnoglass Holding, and for working capital and general corporate purposes of the combined company. Such transaction expenses include fees to Andina’s investment bankers in connection with the business combination. Working capital funds could be used by the combined company in a variety of ways including continuing or expanding its business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. If Andina is unable to complete the merger or another business combination within the required time period, A. Lorne Weil has personally agreed that he will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by Andina for services rendered or contracted for or products sold to Andina in excess of the net proceeds of the initial public offering not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account.

Off-Balance Sheet Arrangements

Andina did not have any off-balance sheet arrangements as of February 28, 2013 or August 31, 2013.

Critical Acounting Policies

Refer to Note 3 in the accompanying financial statements as of February 28, 2013 and for the year then ended, and Note 2 in the accompanying financial statements as of August 31, 2013 and for the six months then ended, for Andina’s critical accounting policies, including the classification and valuation of warrants.

BUSINESS OF TECNOGLASS AND ES

Overview

Tecnoglass

Tecnoglass is a leading manufacturer of a variety of glass products installed primarily in commercial and residential buildings, including tempered safety, double thermo-acoustic and laminated glass. Tecnoglass products are installed in hotels, residential buildings, commercial and corporate centers, universities, airports and hospitals in a variety of applications such as floating facades, curtain walls, windows, doors, handrails, interior and bathroom spatial dividers. Approximately 33% of Tecnoglass products are supplied to ES for installation in various products that ES manufactures, with the balance of Tecnoglass products being sold to customers throughout North, Central and South America.

Tecnoglass also produces aluminum products such as profiles, rods, bars, plates and other hardware used in the manufacture of windows. In 2007, Tecnoglass established its Alutions plant in Barranquilla, Colombia for extrusion, smelting, painting and anodizing processes, and for exporting, importing and marketing aluminum products. The Alutions plant contributes more than 90% of the raw materials needed for production of Tecnoglass aluminum products.

Tecnoglass manufactures the products it sells through the operation of a 1.2 million square foot industrial complex that it shares with ES located in Barranquilla, Colombia. Tecnoglass also has three large natural gas-fueled power generators that provide the entire energy supply required by the industrial complex.

Glass Magazine has ranked Tecnoglass as the second largest glass fabricator serving the U.S. market in 2013. Tecnoglass believes that it is the leading glass transformation company in Colombia, capturing 40% of the market share in the country.

In 2012, Tecnoglass began a $27 million capital investment plan funded by a mix of working capital and debt to purchase land, warehouses and state-of-the-art glass making equipment, including jumbo tempering machines capable of producing extra-large glass dimensions. The capital investment plan is expected to be completed in 2013 and will result in Tecnoglass’s expanded capacity to manufacture oversize glass products for windows and architectural systems.

In 2012, Tecnoglass reported net operating revenues and net income of $82.4 million and $6.1 million, respectively. Operating revenue for 2012 include sales to ES aggregating $28.8 million. From 2011 to 2012, its net operating revenues, after elimination of intercompany sales, increased 30.6%. During that period, its growth was driven by a combination of increasing the breadth of its product lines and growing sales in Central America and the U.S.

Tecnoglass is a corporation formed under the laws of Colombia that was founded in 1994 by Christian T. Daes and José M. Daes. Its headquarters are located in Barranquilla, Colombia.

ES

ES is a leader in the production of high-end windows, with more than 29 years of experience in the glass and aluminum structure assembly market in Colombia. ES designs, manufactures, markets and installs architectural systems for high, medium and low rise construction, glass and aluminum windows and doors, office dividers and interiors, floating facades and commercial display windows.

To facilitate its participation in the international market, ES’s U.S. commercial ally located in Miami, ES Windows LLC a company partially owned by Christian T. Daes and José M. Daes, (“ES Windows”), opened two new exclusive distributors in Florida: AIP (Miami) and IFP (Fort Myers). ES Windows is a member of the American Architectural Manufacturers Association, a technical information center for the architecture industry with highest standards. Based on its knowledge of the south Florida construction market, management of ES believes that ES has participated in 80% of the high rise building projects in South Florida through the sale of its products to RC Aluminum Industries (“RC Aluminum”). ES also possesses the requisite permits to commercialize hurricane windows in Miami-Dade County, Florida, one of the most demanding certifications in the world for manufacturers of windows and window frames.

Through sales to customers such as National Enclosure Company (“NEC”) and Enclos Corp. (“Enclos”), ES has expanded its U.S. sales outside of the Florida market for windows, into the high-tech market for curtain walls, a product that is in high demand and represents a new trend in architecture, and floating facades. Due to the sophistication of these new products, ES believes that sales of curtain walls will generate higher margins as compared to traditional window frames from walls or floor to ceiling windows. Curtain walls produced by ES are composed of “high performance” materials that are produced by Alutions and Tecnoglass with state of the art technology.

In Panama, ES sells products primarily to companies participating in large construction projects in the most exclusive areas of Panama City. For example, ES products were supplied in the construction of the tallest building in Central and South America, The Point, as well as in the construction of other modern hotels in the region such as Megapolis and The Trump. Based on ES’s knowledge of the construction market in Central America, ES believes that it has also entered into one of the highest value window supply contracts in the hotel industry in Central America for the Hotel Soho with an estimated value of $9.0 million.

In 2012, ES reported net operating revenues and net income of $76.2 million and $7.8 million, respectively. From 2011 to 2012, its net operating revenues increased 60.1%. During that period, its growth was driven by a combination of expanding sales in Central America and the U.S. to specialty contractors such as Enclos and NEC and meeting increasingly stringent building codes for durability and impact-resistance, particularly in hurricane-prone areas such as Florida.

ES is a corporation formed under the laws of Colombia with its headquarters located in Barranquilla, Colombia. It was founded in 1984 by Christian T. Daes and José M. Daes.

Relationship of Tecnoglass and ES

Tecnoglass and ES are affiliated companies that were founded by Christian T. Daes and José M. Daes, two brothers who currently own and control these companies. Tecnoglass and ES share certain principal directors, officers and shareholders and share a manufacturing complex and headquarters in Colombia, South America. Joaquín F. Fernández serves as Chief Financial Officer of both Tecnoglass and ES. Tecnoglass and ES have a number of shareholders in common and ES is the largest shareholder of Tecnoglass. Additionally, approximately 30% of Tecnoglass’ products are supplied to ES for installation in various window-related products that ES manufactures. Although the customer bases of Tecnoglass and ES are largely distinct within the commercial construction market, from time to time Tecnoglass and ES will coordinate in the research, development and pricing of certain of their products.

Combined Information

Geographic Market

Tecnoglass and ES together export 43% of their products to foreign countries and sell to over 300 customers in North, Central and South America. In 2012, the U.S. accounted for approximately 30% of Tecnoglass and ES’s combined revenues and Panama accounted for approximately 15% of their combined revenues.

Industry

According to Global Construction 2020 by Global Construction Perspectives and Oxford Economics, the global construction industry is expected to grow from an estimated $7.2 trillion (or 13% of global GDP) currently to over $10 trillion (15% of global GDP) by 2020. Tecnoglass and ES generated approximately 70% of their combined 2012 revenues from the Latin American construction market which is estimated to be $550 billion with an annual growth rate of 6% as of 2012 (KHL Group, 2012). The U.S. construction market, which represented approximately 30% of Tecnoglass and ES’s combined 2012 revenues, is estimated at $850 billion with a projected annual growth rate of 6% as of 2012 (KHL Group, 2012). The U.S. window and doors market is estimated at $21 billion in 2011 and is projected to grow at a rate of 10% per year through 2016 (The Freedonia Group Inc., 2012).

Competitive Strengths

Market Leader

Tecnoglass and ES combine to form a market leader in the commercial window construction market in North, Central and South America. In Colombia, Tecnoglass management believes, based on its knowledge of the market, that Tecnoglass is the leading glass transformation company with over 40% market share and participation in the leading construction projects throughout the region. In the U.S., Tecnoglass is a leader in the market for hurricane-resistant glass windows, particularly in Florida, the largest market for such products in the U.S. Its penetration in the U.S. is exemplified by its ranking from Glass Magazine as the second largest glass fabricator serving the U.S. market in 2013.

Vertical Integration

Tecnoglass and ES believe they are unique in vertically integrating the purchasing of raw materials, the manufacture of glass and aluminum products and the subsequent production of customized glass and windows for architectural and industrial settings. By vertically integrating these functions, Tecnoglass and ES are able to price their products competitively while maintaining strict quality control measures to guarantee the high quality of their products. Additionally, they benefit from significant advantages in efficiency and time-to-market for new or customized products. This vertically integrated model provides attractive margins with significant operating leverage.

Innovation

Tecnoglass and ES have made significant investments in machinery and equipment in order to utilize the latest technology on their production lines. In 2012, Tecnoglass made approximately $27 million in capital investments to, among other things, expand Tecnoglass’s manufacturing capacity and to update its machinery. For certain of their products, they offer DuPont Sentryglas® laminated glass interlayers which are recognized as industry-leading laminated glass solutions with five times the resistance strength of other materials available on the market. Tecnoglass and ES also use a laminator and jumbo tempering oven capable of producing extra-large slabs of laminated glass which are sought after in the high-end window market. These investments in machinery and equipment, together with Tecnoglass’s and ES’s highly trained labor force, allow them to offer state-of-the-art custom designed products quickly modified to meet customer demands. Tecnoglass and ES also have a staff of specialists dedicated to product design in order to meet customer specifications.

Industry Dynamics

Tecnoglass and ES are well positioned to benefit from strong growth and improving dynamics in the commercial construction industry. The construction markets in which they participate, primarily the U.S. and Latin America, are expected to grow steadily, with the U.S. projected to grow 6% per year as of 2012 (KHL Group, 2012). The state-of-the-art facilities and track record of innovation allow Tecnoglass and ES to capture continued industry growth. Tecnoglass and ES can capitalize on regulatory trends pushing the industry towards higher value products, such as a greater emphasis on hurricane-resistant windows.

Superior Customer Service

In addition to manufacturing high quality products, the Tecnoglass and ES value proposition to their customers is based on industry-leading lead times, on-time delivery and superior after-sale support. Through the coordinated efforts of its sales teams, product specialists, and field service teams, Tecnoglass and ES deliver high quality service to their customers, from the time the initial order is placed through the delivery and installation of their products. By providing an efficient flow of product from order through delivery, the Tecnoglass and ES manufacturing processes allows them to deliver their made-to-order products consistently on time, which they believe is an important competitive strength.

Management Experience

José Daes and Christian Daes have more than 30 and 20 years of industry experience, respectively. In addition, Tecnoglass and ES’s executive management teams have worked together for many years at Tecnoglass and ES. This long tenure in the industry, and as a team, has enabled Tecnoglass and ES management to build significant relationships with both clients and field level management. Tecnoglass and ES believe that these relationships, coupled with management’s strong technical expertise, create a significant competitive advantage for their respective companies and for the combined company after the Business Combination.

Location

Tecnoglass and ES share a headquarters and manufacturing campus located in Barranquilla, Colombia, which is strategically located near three major ports in Barranquilla, Cartagena and Santa Maria. These ports, which are only two hours’ drive from each other, provide Tecnoglass and ES with sea access to all major markets globally. Tecnoglass and ES’s main port at Barranquilla is in the process of being expanded into a “super-port” capable of supporting 65 foot deep vessels with construction to begin in January 2014.

High Barriers to Entry

Entry into many of the markets that Tecnoglass and ES serve is limited due to the technical certifications required on high specification building projects. Tecnoglass and ES’s success is due in large part to the breadth of its product offering and its reputation for delivering high quality, made-to-order architectural glass on time. These factors are required to compete successfully for multimillion dollar projects typical of the Tecnoglass and ES businesses. Given the vertically-integrated nature of Tecnoglass and ES’s operations, including the aluminum extrusion products provided by Tecnoglass, there is a more limited set of competitors and entry into these markets. In addition, the equipment needed to operate in the glass and window industry is expensive, requiring a significant upfront capital investment. Tecnoglass initiated $27 million in capital investments in 2012, providing sufficient capacity for projected growth.

Competitive pricing

Tecnoglass and ES offer their customers highly competitive prices due to efficiencies realized from vertical integration and low labor costs. These competitive advantages allow Tecnoglass and ES great flexibility in pricing their components to be competitive in a variety of markets.

Strategy

Continued investments in machinery and equipment with state-of-the-art technology

Tecnoglass and ES together spend approximately $500,000 to $700,000 per year in designing and developing new products. Tecnoglass uses six state-of-the-art Glaston FC500TM tempering furnaces and has added a new ceramic glass printer and a large-scale traditional screen printing machine in the last year. Tecnoglass and ES are expanding their facilities by over 50,000 square feet for Tecnoglass and over 100,000 square feet for ES in order to double their combined capacity in the next three years.

Development of additional high value products

Tecnoglass and ES have a demonstrated track record of developing new products and will continue to focus on capitalizing on new product opportunities. Tecnoglass and ES constantly identify shifting global trends and growing marketplace needs, and design proposals to meet those needs. A feasibility and tuning program, including testing at specialized laboratories in the U.S., is carried out before marketing a new product. One example is the development of “Thermal Break” products, which consists of extruding two profiles of glass and binding them through a thermal insulator which provides the same structural resistance of aluminum. Thermal Break products are designed for regions that endure extreme temperatures, such as Canada and the northern U.S.

Manufacture the highest quality products in the market through a rigorous quality assurance program

The internal layout of Tecnoglass and ES’s plants are organized by processes, each of which is independently and continually supervised by the Quality Assurance department. The Quality Assurance department maintains rigorous oversight over energy, water, recyclable waste and process optimization indicators, in order to produce high quality sustainable products. Approximately 30% of all Tecnoglass and ES waste is recycled.

Continued vertical integration provides margin enhancement

Tecnoglass and ES benefit from operating together under a combined facility, providing advantages in meeting customer and market needs and managing costs. By continuing to expand their degree of vertical integration, Tecnoglass and ES can further enhance productivity, create cost efficiencies and increase operating margins.

Leverage strength in Colombia market to further penetrate Latin America

With a strong base in Colombia, Tecnoglass and ES have already successfully expanded into nearby geographies. Their glass products are featured in major construction projects in Argentina, Aruba, Costa Rica, Panama and Puerto Rico. As the construction market throughout Latin America grows, the Tecnoglass and ES are positioned to capture new growth in the markets they have currently penetrated, as well as in new high growth countries.

Leverage strength in Florida market to further penetrate U.S.

Tecnoglass and ES believe they have an established and leading presence in the Florida construction market as providers of high value, impact-resistant glass products. ES’s hurricane-proof products are certified in compliance with the stringent requirements of hurricane-proof windows in accordance with applicable U.S. regulations. With a quality of product proven by Tecnoglass and ES’s success and compliance in the impact-resistant market, it has successfully entered the U.S. remodeling and replacement parts market. In addition, the combined company will have an opportunity to grow geographically in the U.S., particularly into other coastal markets on the East Coast which are affected by hurricanes, significant temperature fluctuations and other extreme weather.

Maintain fast and reliable delivery to customers due to strategic location

From the Port of Barranquilla, products can be transported to Panama in one hour and to Houston and Miami within two hours by air and within two days by sea to Panama and within four days by sea to Houston and Miami. The centralized location of the Port of Barranquilla will aid the combined company in expanding into new markets in Asia and Europe.

Products

Tecnoglass manufactures and sells the following products:

Laminated/Thermo-Laminated Glass — produced by bonding two glass sheets with an intermediate film in-between. As a safety feature, this product fractures into small pieces if it breaks. This product constituted approximately 73% of Tecnoglass’s net operating revenues for 2012.

Thermo-Acoustic Glass — manufactured with two or more glass sheets separated by an aluminum or micro-perforated steel profile. This product has a double-seal system that ensures the unit’s tightness, buffering noise and improving thermal control. This product serves as an excellent noise barrier, which is used especially in zones close to airports, traffic or wherever there are unpleasant sounds. This product constituted approximately 12.5% of Tecnoglass’s net operating revenues for 2012.

Tempered Glass — glass subject to a tempering process through elevated temperatures resulting in greater superficial elasticity and resistance than conventional glass. This product constituted approximately 10.3% of Tecnoglass’s net operating revenues for 2012.

Silk-Screened Glass — special paint is applied to glass using automatic machinery and numerical control which ensures paint homogeneity and an excellent finish. This product constituted approximately 4.2% of Tecnoglass’s net operating revenues for 2012.

Curved Glass — produced by bending a flat glass sheet over a mold, using an automated heat process, which maintains the glass’ physical properties. This product constituted less than 1% of Tecnoglass’s net operating revenues for 2012.

Digital Print Glass — digital printing allows any kind of appearance required by the client, offering versatility to projects. This product constituted less than 1% of Tecnoglass’s net operating revenues for 2012.

Tecnoglass’s aluminum products sold through its Alutions brand include bars, plates, profiles, rods and tubes used primarily in the manufacture of architectural glass settings including windows, doors, spatial separators and similar products.

ES manufactures and sells the following products:

Floating facades — act as a window screen hanging outside a building and are available in many technical specifications and profiles to define colors, thickness, glass types, finishes, type of ventilation and design complements. These products constituted approximately 59.6% of ES’s net operating revenues for 2012.

Windows and Doors — line of window and door products defined by the different types of glass finish, such as normal, impact resistant, hurricane-proof, safety, soundproof and thermal. Additionally, they are available in numerous structures, including fixed body, sliding windows, projecting windows, guillotine windows, sliding doors and swinging doors. These products constituted approximately 13.6% of ES’s net operating revenues for 2012.

Commercial display windows — commercial and interior display windows with a broad range of profiles, colors and crystal finishes. Products combine functionality, aesthetics and elegance and are available in a broad range of structures and materials. These products constituted approximately 5% of ES’s net operating revenues for 2012.

Hurricane-proof windows — combine heavy-duty aluminum or vinyl frames with special laminated glass to provide protection from hurricane-force winds up to 180 mph and wind-borne debris by maintaining their structural integrity and preventing penetration by impacting objects. These products constituted approximately 5.8% of ES’s net operating revenues for 2012.

Automatic doors — exclusive representative in Colombia of Horton Automatics, a manufacturer of automatic doors including glass window systems. These products constituted approximately 5% of ES’s net operating revenues for 2012.

Bathroom dividers — bathroom cubicle division systems, formed by combining glass panels, frames and doors. These products constituted 7.7% of ES’s net operating revenues for 2012.

Other — photovoltaic structures and other components of architectural systems. These products constituted approximately 3.3% of ES’s net operating revenues for 2012.

Brands and Trademarks

Tecnoglass and ES’s brands include Tecnoglass, ES Windows and Alutions. Tecnoglass and ES’s registered trademarks include “Alutions by Tecnoglass” with the accompanying logo and “Alutions”. Tecnoglass and ES Windows are not registered as trademarks by Tecnoglass and ES.

Sales, Marketing and Customer Service

Sales and marketing

Tecnoglass and ES’s sales strategy primarily focuses on attracting and retaining customers by consistently providing exceptional customer service, leading product quality, and competitive pricing. Tecnoglass and ES’s customers also value their shorter lead times, knowledge of building code requirements and technical expertise, which collectively generate significant customer loyalty. Their products are marketed using a combination of their internal sales representatives and independent sales representatives and directly to distributors. Their internal sales representatives receive performance-based compensation based on sales and profitability metrics. Tecnoglass and ES primarily market their products based on product quality, outstanding service, shorter lead times and on-time delivery.

Customer Service

Tecnoglass and ES believe that their ability to provide customers outstanding service quality serves as a strong competitive differentiator. Their customer relationships are established and maintained through the coordinated efforts of their sales and production teams. Tecnoglass and ES employ a team of highly seasoned professionals devoted to addressing customer support with the goal of resolving any issue in a timely manner. In order to promote customer loyalty and employee development, Tecnoglass and ES developed ES Windows University with the primary objectives of training employees to be aware of client and supplier needs and familiarizing them with the strategic goals of Tecnoglass and ES in order to improve the competitiveness, productivity and quality of all products and services offered.

Working Capital Requirements

Trade accounts receivable is the largest component of working capital for Tecnoglass and ES, including receivables relating to contractual retention amounts that can be outstanding throughput the project duration for large-scale architectural projects. Tecnoglass and ES inventory requirements are not significant since their products are made-to-order rather than build-to-stock. As a result, inventory levels follow customer demand for products produced.

Customers

Customers of Tecnoglass and ES include architects, building owners, general contractors and glazing subcontractors in the commercial construction market. Tecnoglass and ES have over 300 customers primarily located in North, Central and South America. Tecnoglass and ES estimate that 80 to 85% of their combined sales are made to the architectural market and 15 to 20% of their sales are made to the industrial market. Excluding intercompany revenue, no customer accounted for 10% or more of Tecnoglass or ES’s net sales during 2011 or 2012.

Materials and Suppliers

Tecnoglass and ES’s primary manufacturing materials include glass, ionoplast, polyvinyl butyral, aluminum and vinyl extrusions. Although in some instances Tecnoglass and ES have agreements with their suppliers, these agreements are generally terminable by either party on limited notice. All of Tecnoglass and ES’s materials are typically readily available from a number of sources, and no supplier delays or shortages are anticipated.

Tecnoglass and ES source the raw materials and glass necessary to manufacture their products from a variety of domestic and foreign suppliers. Tecnoglass and ES’s main supplier of glass is PPG Industries, located in Pittsburgh, Pennsylvania, one of the world’s leading producers of glass products. In 2012, PPG supplied Tecnoglass with 21% of its glass requirements. Tecnoglass and ES’s main suppliers of aluminum are Danostro S.A.S., a Colombian company, and Mitsubishi International Corporation.

Warranties

Tecnoglass and ES offer product warranties which it believes are competitive for the markets in which those products are sold. The nature and extent of these warranties depend upon the product. Tecnoglass and ES standard warranties are generally from five to 10 years for architectural glass, curtain wall, laminated and tempered glass, window and door products. In the event of a claim against a product for which Tecnoglass and ES have received a warranty from the supplier, they pass the claim back to their supplier.

Certifications

Among its many designations and certifications, Tecnoglass has earned The Miami-Dade County Notice of Acceptance, one of the most demanding certificates in the industry and a requirement to market hurricane-resistant glass in Florida. Tecnoglass’s products comply with Miami-Dade county’s safety code standards as its laminated anti-hurricane glass resists impact, pressure, water and wind. Tecnoglass is also the only company in Latin America authorized by PPG Industries and Guardian Industries to manufacture floating glass facades.

Tecnoglass and ES have received a number of other certifications from other national and international standard-setting bodies.

Tecnoglass Certifications include:

•	NTC-1578
•	ASTM E774 1997
•	ISO 9001: 2008 Certificate of Quality Assurance
•	ISO 14001: 2004 Certificate of Environmental Management
•	Safety Glazing Certification Council (SGCC) for tempered and laminated glass: ANZI Z97 1-2004
•	International Glass Certification Council (IGCC) for insulated glass: ASTM E774 – 97
•	Pittsburgh Plate Glass (PPG) certified supplier
•	Member of ACOLVISE (Colombia Association of Safety Glass Transformers)

ES Certifications include:

•	NTC-ISO 9001: 2008 Certificate of Quality Assurance
•	NTC-ISO 14001: 2004 Certificate of Environmental Management

•	Member of the American Architectural Manufacturers Association (AAMA)
•	Complies with Miami-Dade County’s stringent safety code regulations for hurricane-proof windows

Competitors

Tecnoglass and ES have local competitors in Colombia as well as competitors in the markets internationally, in each of the glass, aluminum and finished products sectors. Glass Technologia en Vidrios y Ventanas S.A., Arquicentro S.A., Industrias Lehner and Aluminum Estructural S.A. compete with Tecnoglass and ES in Colombia in the finished products market. Apogee Enterprises, Inc., PGT, Inc. and WinDoor Inc. compete with Tecnoglass and ES in the U.S. in the finished products market. Golden Glass Security, Vid-plex Universal S.A., Aluace Ltda and Laminados y Blindados compete with Tecnoglass and ES locally in the glass and aluminum markets. Oldcastle, Inc., Trulite Inc., and PRL Glass Systems among others compete with Tecnoglass and ES in the U.S. in the glass and aluminum products markets.

The key factors on which Tecnoglass and ES and its competitors compete for business include: quality, price, reputation, breadth of products and service offerings, and production speed. Tecnoglass and ES face intense competition from both smaller and larger market players who compete against Tecnoglass and ES in its various markets including glass, window and aluminum manufacturing. As Tecnoglass and ES attempt to expand into Asian markets, they face competition from local and regional Asian competitors with low labor costs as well.

The principal methods of competition in the window and door industry are the development of long-term relationships with window and door distributors and dealers, and the retention of customers by delivering a full range of high-quality customized products on demand with short turnaround times while offering competitive pricing. The vertical integration of their operations, their geographic scope, low labor costs and economies of scale have helped Tecnoglass and ES consolidate their leading position in Colombia and bolstered their expansion in the U.S. and other foreign markets.

Sales and Marketing

Tecnoglass and ES employ a limited number of in-house sales employees. Most of the sales and marketing of Tecnoglass and ES are handled by area sales representatives who work on a commission basis.

Tecnoglass and ES do not rely on significant traditional advertising expenditures to drive net sales. Tecnoglass and ES establish and maintain credibility primarily through the strength of their products, their customer service and quality assurance, the speed at which they deliver finished products and the attractiveness of their pricing. Tecnoglass and ES advertising expenditures consist primarily of maintaining its subsidiaries’ websites: www.energiasolarsa.com and www.tecnoglass.com.

Backlog

Tecnoglass and ES had combined outstanding orders of $150 million as of December 31, 2012. Backlog as of December 31, 2012 is expected to be filled during the current fiscal year. Tecnoglass and ES do not believe that backlog is indicative of its future results of operations or prospects. Although Tecnoglass seeks commitments from customers well in advance of shipment dates, actual confirmed orders are typically not received until close to the required shipment dates.

Property/Facilities

Tecnoglass and ES together own and operate a 1.2 million square foot manufacturing complex located in Barranquilla, Colombia. This manufacturing campus houses a glass production plant, aluminum plant and window and facade assembly plant. The glass plant has four lamination machines with independent assembly rooms, six specialized tempering furnaces and glass molding furnaces, a computer numerical-controlled profile bending machine, as well as five silk-screening machines. The Alutions plant has an effective installed capacity of 1,000 tons per month and can create a variety of shapes and forms for windows, doors and related products. Tecnoglass and ES also own three natural gas power generation plants with a capacity of 1,750 kilowatts each which supply the electricity requirements of the entire manufacturing complex and are supported by three emergency generators.

Government Regulations

Tecnoglass and ES are subject to extensive and varied federal, state and local government regulation in the jurisdictions in which they operate, including laws and regulations relating to its relationships with its employees, public health and safety and fire codes. Additionally, certain of the jurisdictions in which Tecnoglass and ES operate require that installation of doors and windows be approved by competent authorities that grant distribution licenses.

Environmental Considerations

Although its business and facilities are subject to federal, state and local environmental regulation, environmental regulation does not have a material impact on Tecnoglass and ES’s operations.

Legal Proceedings

Tecnoglass and its U.S. subsidiary, Tecnoglass USA, Inc., are named in civil actions for wrongful death, negligence and negligent infliction of emotional distress arising out of a workplace accident where a crate of glass fell and fatally crushed a worker during the unloading process. The case, Olga Conesa, as Personal Representative of the Estate of Wilfredo Tour Fernandez, deceased, and Efrain Tour Roa v. Tecnoglass USA, Inc., Tecnoglass SA, Power Dispatch, Inc., and Amaurys Alvarez, Case No. 11-26873 CA 31, is pending in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida. Plaintiff Olga Conesa is the widow of the worker and has filed the claim on behalf of the Estate, herself and her minor children. Plaintiff Efrain Tour Roa, the decedent's son, also claims he was injured in the accident and is seeking compensatory damages. Tecnoglass denies liability and intends to rigorously defend the claim. Because the plaintiffs are only suing for non-economic damages (i.e., pain and suffering and loss of enjoyment of husband/father), the total maximum exposure is difficult to predict. Tecnoglass’s insurance carrier, AIG, is providing coverage to Tecnoglass under a $3 million wasting policy, which means that the attorneys’ fees and expenses incurred during the defense of the claim reduce the amount of coverage available. Conesa, et al v. Tecnoglass, et al is scheduled for trial beginning in February 2014.

Tecnoglass is also a named defendant in In the matter of Diplomat Properties, Limited Partnership as assignee of Shower Concepts, Inc. v. Tecnoglass Colombia, S.A. et al., Case No. CACE 11-02811(09), 17th Judicial Circuit in and for Broward County, Florida.Plaintiff Diplomat Properties, Limited (“Diplomat”) has asserted a claim for indemnification against Tecnoglass and Tecnoglass USA. The claim arises from the supplying of glass shower doors to a hotel/spa in Broward County, Florida. Specifically, in 2006, Diplomat commenced arbitration against Shower Concepts, Inc. seeking damages for breach of contract due to fractures in the installed glass shower doors. The claim was based upon a contract between Diplomat and Shower Concepts for the sale and installation of glass shower and bath doors to be used by Diplomat in hotel that it owned. Shower Concepts chose not to defend against the breach of contract claim and in 2007, the arbitrator rendered an award in the amount of approximately $2 million in favor of Diplomat and against Shower Concepts. The award was confirmed by the Circuit Court and, on July 23, 2008, a final judgment for breach of contract was entered against Shower Concepts. No appeal of the decision was made. On August 11, 2009, Shower Concepts assigned its rights under the contract to Diplomat. On November 9, 2011, Diplomat initiated the underlying action against the Tecnoglass entities and co-defendant, Guardian Industries Corp. The complaint asserted various claims which were dismissed with prejudice. The only remaining claim against the Tecnoglass entities is common law indemnification. Tecnoglass denies liability and asserts that Shower Concepts was at fault and that as a joint tortfeasor, it cannot sue for indemnity. A trial date has not yet been set for this case.

Employees

As of June 30, 2013, Tecnoglass and ES together had 2,350 employees, with 930 employees at ES and 1,420 at Tecnoglass, none of whom are represented by a union. Most operating personnel of Tecnoglass and ES are hired through seven temporary staffing companies and are employed under one-year fixed-term employment contracts. Tecnoglass and ES believe they have good relations with employees and provide ongoing training programs to employees through the self-established E.S. Windows University.

Tecnoglass Management

The management of Tecnoglass is comprised of the following individuals:

Name	Age	Position
Christian T. Daes	49	Chief Executive Officer
Joaquín F. Fernández	53	Chief Financial Officer
Samuel R. Azout	54	Principal Director
Rugero Ramos	47	Principal Director
Juan Carlos Vilariño	51	Principal Director
Marco F. Galvis	58	Alternate Director to Samuel Azout
Rodolfo J. Espinosa	52	Alternate Director to Rugero Ramos
Alberto J. Velilla	51	Alternate Director to Juan Carlos Vilariño

Biographical information for Christian T. Daes, Joaquín F. Fernández, Samuel R. Azout and Juan Carlos Vilariño is set forth under “The Director Proposal — Information about Executive Officers, Directors and Nominees.”

Rugero Ramos has served on the board of Tecnoglass since March 1999 and on the board of ES since March 1997. Mr. Ramos is a practicing attorney who regularly advises various companies in Colombia including Construseñales, a company that produces equipment for urban infrastructure, Compañía de Seguros Bolívar, an insurance company and Pet del Caribe S.A., a bottle manufacturing company. Mr. Ramos received a baccalaureate from Sacred Heart College, a doctorate in law from the Universidad del Norte, a specialization in commercial law from Universidad de Los Andes and a Master’s in Social Development from Universidad de Paris XII Val de Marne.

Marco F. Galvis has served on the board of Tecnoglass since November 1995. Mr. Galvis is a well-known architect responsible for numerous residential and commercial developments in Colombia, particularly along the northern coastline. Mr. Galvis is a principal at the architectural firm of Constructores Unidos. Mr. Galvis received a graduate degree in architecture from the Universidad Autónoma del Caribe.

Rodolfo J. Espinosa has served on the board of Tecnoglass since November 2005. Mr. Espinosa has extensive experience serving in the Colombian government and served as the governor of the Atlantic department prior to joining Tecnoglass. Mr. Espinosa also has over a decade of experience in client development working for a transportation and logistics company, Transporte Sénchez Polo S.A. Mr. Espinosa received a baccalaureate from the Universidad Libre.

Alberto J. Velilla has served on the board of Tecnoglass since June 1997. Mr. Velilla joined Tecnoglass in 1996 and has served as its chief brand and sales manager. Mr. Velilla currently manages the sale of doors and windows in high-end homes, as well as retail products such as closets, furniture and sell-and-install systems. Prior to this role, for fifteen years Mr. Velilla was responsible for managing Tecnoglass’s relationship with its largest customer in Florida and overseeing the manufacture of products installed in the U.S. Mr. Velilla has extensive experience in the areas of sales and marketing having worked at Unilever, BASF and Gradesa S.A. prior to joining Tecnoglass. Mr. Velilla received a baccalaureate from Universidad de la Sabana, Bogota and a graduate degree in business from Universidad del Norte.

Composition of the Tecnoglass Board of Directors

The Tecnoglass Board of Directors is comprised of six board positions consisting of three principal directors and their three alternate directors. Under Colombia law, alternate directors only attend and vote at meetings of the Board of Directors if the principal director for whom he is the designated proxy is absent for any reason. In the absence of the principal director, the alternate director will have the same rights and powers as the principal director at such meeting.

The Tecnoglass Board of Directors does not have any committees. The entire board takes part in all functions of the board, including review of annual and interim financial statements, liaising with the company’s auditors, and determining compensation to be paid the company’s executive officers.

ES Management

The management of ES is comprised of the following individuals:

Name	Age	Position
José M. Daes	53	Chief Executive Officer
Joaquín F. Fernández	53	Chief Financial Officer and Director
Rugero Ramos	47	Director
Juan Carlos Vilariño	51	Director
Omar R. Dominguez	60	Alternate Director to Joaquín Fernandez
Giam P. Chemello	75	Alternate Director to Rugero Ramos
Carlos Elias Amin	31	Alternate Director to Juan Carlos Vilariño

Biographical information for José M. Daes, Joaquín F. Fernández and Juan Carlos Vilariño is set forth under “The Director Proposal — Information about Executive Officers, Directors and Nominees.”

Rugero Ramos’s biographical information is set forth above under “— Tecnoglass Management”.

Omar R. Dominguez has served on the board of ES since May 1995. Mr. Dominguez is currently the national sales manager at ES. Mr. Dominguez has over thirty years’ of experience in sales having served as the manager of domestic sales as well as the manager of industrial and construction sales at ES. Mr. Dominguez received a baccalaureate from the College of San Jose and a graduate degree in business administration from Universidad del Norte.

Giam P. Chemello has served on the board of ES since June 1991. Mr. Chemello is an expert in aluminum metalworking having founded three companies specializing in the manufacture of aluminum windows, doors and facades. In 2001, Mr. Chemello joined ES and now serves as its technical manager.

Carlos Elias Amin has served on the board of ES since January 2000. Mr. Amin joined Tecnoglass and ES after graduating from Universidad del Norte with a graduate degree in business in 2005. At Tecnoglass and ES, Mr. Amin has been responsible for overseeing various business departments including product distribution and sales. Mr. Amin currently is responsible for overseeing group window sales for North America at ES. Mr. Amin received a baccalaureate from the Mary Mount School and a graduate degree in business from Universidad del Norte. Mr. Amin is the nephew of Christian T. Daes and José M. Daes.

Composition of the ES Board of Directors

Like Tecnoglass, the ES Board of Directors is comprised of six board positions consisting of three principal directors and their three alternate directors. Under Colombia law, alternate directors will only attend and vote at meetings of the Board of Directors if the principal director for whom he is the designated proxy is absent for any reason. In the absence of the principal director, the alternate director will have the same rights and powers as the principal director at such meeting.

The ES Board of Directors does not have any committees. The entire board takes part in all functions of the board, including review of annual and interim financial statements, liaising with the company’s auditors, and determining compensation to be paid the company’s executive officers.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF TECNOGLASS AND ES

The following discussion of Tecnoglass’ and ES’s financial condition and results of operations should be read in conjunction with Tecnoglass’ and ES’s consolidated financial statements and notes to those statements included in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. Please see the sections entitled “Forward-Looking Statements” and “Risk Factors” in this proxy statement.

Tecnoglass

Overview

Tecnoglass was founded in 1994 to manufacture, transform, market and export a variety of glass products, in particular tempered safety, double thermo-acoustic and laminated glass. Tecnoglass established the Alutions plant in 2007 for extrusion, smelting, painting and anodizing processes, and for exporting, importing and marketing aluminum products. The Alutions plant has a smelter furnace which contributes more than 90% of the raw materials needed for production. Tecnoglass also has three large gas-fueled power generators which are able to provide the entire energy supply required by the industrial complex.

How Tecnoglass Generates Revenues

Tecnoglass manufactures both glass and aluminum products. Its glass products include tempered glass, laminated glass, thermo-acoustic glass, curved glass, silk-screened glass, acoustic glass and digital print glass. Aluminum profiles offered by Tecnoglass: mill finish, anodized, painted and produces rods, tubes, bars and plates. Tecnoglass has two types of sales operations, as follows:

•	Sales on credit — Sales on credit is where payment terms are given to the customer for payment of the sales invoice. This type of sale has the following processes:
º	The customer’s credit worthiness and payment capacity is first evaluated before Tecnoglass proceeds with the order process;
º	Once the customer’s credit worthiness and payment capacity is evaluated, Tecnoglass determines the allowable number or quantity of items that can be manufactured by Tecnoglass for the customer;
º	Once the allowable number or quantity of items is determined, a price quote is given to the customer for the order;
º	Once the price quote is given to the customer for the order, the customer approves the price quote and issues a purchase order to Tecnoglass;
º	Once the purchase order is issued by the customer to Tecnoglass, Tecnoglass proceeds with production; and
º	Once the production is complete, Tecnoglass invoices the customer and dispatches the order to the customer.
•	Sales not on credit — Sales not on credit is where Tecnoglass has determined that the customer is not credit worthy enough and sales on credit cannot be extended to the customer. Therefore, the customer either pays the order in advance or pays the order in full upon receiving the completed product. This type of sale has the following processes:
º	A price quote is given to the customer for the order, and the customer approves the price quote and issues a purchase order to Tecnoglass;
º	Once the purchase order is issued by the customer to Tecnoglass, Tecnoglass proceeds with production; and
º	Once the production is complete, Tecnoglass invoices the customer and dispatches the order to the customer

The terms of both types of sales operations are freight on board (FOB) shipping destination and revenue is recognized by Tecnoglass once the order is transferred/delivered to the customer.

Expenses

The most significant component of cost of sales is raw material, where the prices of aluminum will fluctuate with global commodities prices. Cost of sales is also comprised of direct labor, depreciation, purchases of natural gas, shipping and related charges, and indirect labor and costs.

Payroll expense is largely fixed in nature, but tends to increase with inflation and customary annual raises for employees.

General and administrative expenses include fixed costs such as occupancy and office costs, outside services, and a local municipal industry and commerce tax, and property taxes.

Accounts Receivable Security

Tecnoglass insures approximately 80% of its accounts receivables through Segurexpo, a Colombia financial services company. Should a Segurexpo insured customer default, 90% of the quote is returned to Tecnoglass, with the remaining 10% serving as a deductible payment to Segurexpo. The remaining 20% of customers are grouped into two buckets. The first bucket are those customers that are cleared by Cifin and/or InformaColombia and are required to make a 50% upfront payment to Tecnoglass, and 50% payable upon delivery. The second bucket, which has not been cleared by Segurexpo nor Cifin/InformaColombia, is required to make a 100% payment upfront.

Capital Investments in 2011 and 2012, and Impact on Operations

Tecnoglass transforms glass and aluminum which requires significant investments in state of the art technology. During 2012, Tecnoglass primarily made investments in building and constructions, and machinery and equipment in the amount of $3.1 million and $3.0 million, respectively, and other property and equipment of $4.5 million. During 2012, Tecnoglass received proceeds of $14.8 primarily related to sales of $13.4 million of machinery and equipment to ES for income tax planning purposes. Management of Tecnoglass determined that Tecnoglass had more than sufficient depreciation expense to reduce its taxable base for the calculation of income tax, but that ES did not. Based on this, the related party sale between the two entities was performed to provide ES with more depreciation expense. Tecnoglass made investments in 2011 primarily in machinery and equipment in the amount of $7.9 million. Also, as a high-exporting user (ALTEX), Tecnoglass receives benefits, such as being exempt from paying Value Added Tax (VAT), when importing industrial machinery.

Results of Operations

	For the Year Ended,		For the Nine Months Ended,
(Dollar amounts in thousands)	Dec 31, 2012	Dec 31, 2011	September 30, 2013	September 30, 2012
Net operating revenues	$82,399	$62,764	$78,997	$62,210
Cost of sales	67,140	55,266	64,881	49,717
Operating expenses:
Selling expenses	6,241	5,205	5,805	4,613
Administrative expenses	2,903	5,097	2,734	2,124
Operating profit (loss)	6,115	(2,804)	5,577	5,756
Non-operating expenses (net)	(2,632)	(1,507)	(3,140)	(1,555)
Income tax provision	1,234	878	929	1,464
Net income (loss)	2,249	(5,189)	1,508	2,737

Comparison of years ended December 31, 2012 and December 31, 2011

Tecnoglass’ net operating revenues increased from $62.8 million in 2011 to $82.4 million in 2012, or 31.3%. The increase was driven by proper planning strategies designed to increase participation in the U.S. market. Most significant growth was observed in sales of Laminated Glass, which grew by $8.8 million, Thermo Laminated Glass sales grew $3.7 million, and Aluminum sales grew $8.6 million.

The increase is partially due to high quality, reliability, and competitive prices which allowed Tecnoglass to further penetrate its existing markets. Sales increase in the U.S. market has accounted for a $5.9 million increase. This increase is due the conditions of the market beginning to recover. The increase is also partially due to a diversification of markets within the country since Tecnoglass’ sales in the U.S. have historically been around the south Florida area and is now expanding to other states. Additionally, Tecnoglass has increased market share nationally with timely delivery, competitive prices, and high quality. Sales in Colombia grew by $5.9 million, which represents a 28% increase. For the years ended December 31, 2012 and 2011, Tecnoglass’ revenues included sales to ES aggregating $28.3 million and $20.2 million, respectively. Intercompany sales are at a normal margin, but at a lower price since they do not incur any shipping or packing expenses because ES is located on the same facilities as Tecnoglass.

Costs of sales increased $11.7 million from 2011 to 2012. Purchase of raw materials grew by $8.5 million in direct relation with the increase in sales. Direct labor grew by $2 million, or 38%, which is higher than the increase of sale to account for new employees hired in preparation for the expected growth of the company in the following years since most employees at Tecnoglass undergo extensive training which usually takes several months. Indirect costs of manufacturing grew $1.2 million. The increase in indirect cost of manufacturing is below the growth level for sales since many of these are fixed costs. Increases were mostly experienced in purchases of natural gas, and shipping charges.

Selling and Administrative Expenses decreased 11.2%, or $1.2 million, from 2011 to 2012. The decrease was comprised of an increase in Selling Expenses of $1 million comprised mostly of increases in cost of shipping, insurance and personnel, offset by a decrease in administrative expenses of $2.2 million comprised mostly of a decrease in the Industry and Commerce Tax.

As a result of the foregoing, net income increased from a loss of $5.2 million in 2011 to a gain of $2.4 million in 2012.

Comparison of Nine months ended September 30, 2013 and September 30, 2012

Tecnoglass’ net operating revenues increased to $79 million in the nine months ended September 30, 2013 from $62.2 million in the same period of 2012, or 27%. The increase was driven by proper planning strategies designed to increase participation in the U.S. market. Most significant growth was observed in Thermo Laminated glass and Aluminum, which grew $10 million from $6.2 million to $16.2 million and $6.1 million from $24 million to $30.1 million. Laminated Glass sales grew from $20 million to $22.1 million.

The increase is also due to new products approved in the U.S., strategic alliances with major industry players, quality, reliability, and competitive prices which allowed Tecnoglass to penetrate new regions of North America. Additionally, Tecnoglass has increased market share nationally with timely delivery, competitive prices, and high quality.

The increase is partially due to high quality, reliability, and competitive prices which allowed Tecnoglass to further penetrate its existing markets. Sales increase in the U.S. market has accounted for a $14.3 million increase. This increase is due the conditions of the market beginning to recover. The increase is also partially due to a diversification of markets within the country since Tecnoglass’ sales in the U.S. have historically been around the south Florida area and is now expanding to other states. Additionally, Tecnoglass has increased market share nationally with timely delivery, competitive prices, and high quality. Sales in Colombia grew by $12.2 million, which represents a 43% increase.

For the nine months ended September 30, 2013 and 2012, sales to ES aggregated $28.9 million and $21.3 million, respectively.

Costs of sales increased 30%, or $15.1 million, from the first nine months of 2013 to 2012. Purchase of raw materials grew by $10.6 million in direct relation with the increase in sales. Direct labor grew by $1.9 million, or 45%, which is higher than the increase of sale to account for new employees hired in preparation for the expected growth of the company in the following years. Most employees at Tecnoglass undergo extensive training which usually takes several months. Indirect costs of manufacturing grew from by $2.6 million in the first nine months of 2013 compared to 2012 to the same period in 2012. The increase in indirect cost of manufacturing is below the growth level for sales since many of these are fixed costs. Increases were mostly experienced in purchases of natural gas, and shipping charges.

Selling and Administrative Expenses increased 26%, or $1.8 million, over the same period. The primary drivers of this expense were increases in personnel and sales commission as well as increases in shipping charges.

As a result of the foregoing, net income decreased to $1.5 million in the first nine months of 2013 from $2.7 million in the first nine months of 2012.

Liquidity and Capital Resources

As of September 30, 2013, December 31, 2012 and 2011, Tecnoglass had cash and cash equivalents of approximately $2.4 million, $0.8 million, and $0.8 million, respectively. The increase in cash at September 30, 2013 was a result of cash flow from operations and borrowings under Tecnoglass lines of credit to fund operations and investments in property and equipment. Tecnoglass expects that its cash flow from operations and proceeds from borrowings under Tecnoglass’ lines of credit will be its primary sources of liquidity and will be sufficient to fund Tecnoglass’ cash requirements for the next twelve months.

The maturities of the financial liabilities in the next six years, as of the dates provided, are as follows:

Year	September 30, 2013	December 31, 2012	December 31, 2011
2012	—	—	15,071
2013	4,744	2,526	3,640
2014	8,136	313	3,392
2015	9,471	1,013	3,252
2016	8,493	8,894	2,313
2017	8,070	11,179	2,176
2018 and after	11,370	12,690	—
Total	50,284	36,615	29,844

Operating activities

Net cash provided by (used in) Tecnoglass’ operating activities was $8.9 million, ($11.1) million, and ($27.3) million during the nine months ended September 30, 2013, and the years ended December 31, 2012 and 2011, respectively. Collections on billing provided $80.6 million, $63.6 million and $82.6 during the first nine months of 2013, and the years ended December 31, 2012 and 2011 respectively. Major uses of cash are as follows:

	September 30, 2013	December 31, 2012	December 31, 2011
Payments to Providers and Employees	$62.5 million	$54.2 million	$37.7 million
Taxes	$1 million	$1.4 million	$0.9 million

Increases in payments to providers and employees are a direct consequence of the increase in cost of sales to account for the increase of sales.

Major differences between Tecnoglass’ net income and cash provided by operating activities are typically depreciation, along with the timing differences between when Tecnoglass recognizes revenues and expenses and when those revenues and expenses are collected or paid.

Investing activities

Tecnoglass’ net cash (used in) provided by investing activities was ($21.3) million, $3.0 million, and $21.3 million during the nine months ended September 30, 2013, and the years ended December 31, 2012 and 2011, respectively. Net cash used in investing activities consisted of property and equipment expenditures, which accounted for $19.8 million in the first nine months of 2013 and net cash provided by investing activities primarily consisted of a sale of property to a related party for income tax planning purposes. Tecnoglass currently has no material capital spending or purchase commitments, but expects to continue to engage in capital spending in the ordinary course of business and as part of Tecnoglass’ strategic plan of permanent investments in machinery and equipment with state of the art technology.

Financing activities

Tecnoglass net cash provided by (used in) financing activities was $13.6 million, $6.1 million, and ($2.6) million during the nine months ended September 30, 2013, and the years ended December 31, 2012 and 2011, respectively, consisting primarily of investments in property and equipment.

Future Contractual Obligations

Future contractual obligations denoted by financial liabilities represent an impact to future cash flows as shown in the table for the period ending December 31, signifying payments by period:

(Dollar amounts in thousands)	Total	2013	2014 – 15	2016 – 17	2018 and after
Financial Liabilities	36,615	2,526	1,326	20,073	12,690

The above financial liabilities do not include future interest to be paid on this debt, as such rates are variable. The interest rate is approximately 5% per annum and can vary up or down in accordance with the market.

Critical Accounting Policies and Estimates

The following discussion sets forth the critical accounting policies of Tecnoglass. Critical accounting policies are those policies that require management of Tecnoglass to exercise judgment or involve a higher degree of complexity in the application of the accounting policies that currently affect Tecnoglass’ financial condition and results of operations. The accounting estimates Tecnoglass makes in these contexts require Tecnoglass to calculate variables and make assumptions about matters that are highly uncertain. In each case, if Tecnoglass had made other estimates, or if changes in the estimates occur from period to period, our financial condition and results of operations could be materially affected.

Provisions and Contingencies

Tecnoglass applies Accounting Standards Codification (“ASC”), Contingencies (“ASC 450”) when accounting for contingencies, which provides the guidance for recording contingencies. The three conditions per ASC 450 that management of Tecnoglass uses to assess contingent events are: probable, reasonably possible and remote. The term probable in ASC 450 is defined as “the future event or events that are likely to occur.” The term reasonably possible is defined as “the chance of the future event or events occurring is more than remote but less than likely.” While the term remote is defined as “the chance of future event or events occurring is slight.”

Under ASC 450, Tecnoglass estimates a loss related to a contingent event and will accrue such loss as a charge to income if both of the following conditions are met:

•	Information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements
•	The amount of loss can be reasonably estimated.

The amount recorded is an estimate of the amount of loss at the date of the financial statements. If the contingent event is evaluated to be reasonably possible, no provision for the contingent event may be made, but disclosure of the event is required with amount of loss that is reasonably possible.

Inventory

Tecnoglass monitors inventory for obsolescence. If Tecnoglass determines it has inventory it cannot sell, then Tecnoglass would write off the obsolete inventory as a charge to income. Production and inventory levels of Tecnoglass are geared primarily to projections of future demand and the level of incoming orders. Due to this, inventory write-offs, when applicable, are insignificant for Tecnoglass.

Impairment of Long-lived Assets

In accordance with ASC 360-10, Property, Plant and Equipment, Tecnoglass reviews property, plant, and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset to be tested for possible impairment, Tecnoglass first compares undiscounted cash flows expected to be generated by the asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Income Taxes

In accordance with ASC 740, Income Taxes, management recognizes deferred income tax assets and liabilities for the future consequences of temporary differences between the financial statement carrying amount of assets and liabilities and their respective income tax bases measured using the enacted income tax rates. The effects of changes in the statutory rates are accounted for in the period that includes the enactment date. Deferred income tax assets are also recognized for the estimated future effects of income tax loss carry forwards and income tax credit carry forwards. Deferred income tax assets are reduced by a valuation allowance for any benefits, when in the opinion of management it is more likely than not, that such benefits will not be realized.

The process of filing income tax returns requires Tecnoglass, in consultation with tax advisors, to make judgments regarding how it will apply laws, regulations, administrative rulings and court precedents. If and when the income tax returns are audited by the taxing authority, these judgments may be questioned or disallowed in their entirety or in part. In accordance with ASC 740-10 Accounting for Uncertainty in Incomes, Tecnoglass must make assumptions regarding the likelihood of success in defending its judgments in the event of an audit in determining the accounting entries necessary to accurately reflect income taxes currently payable and/or refundable. Tecnoglass performs an analysis for recognizing, measuring, presenting and disclosing in the financial statements tax positions taken or expected to be taken on a tax return. Interest and penalties are also accounted for as income tax expense.

Revenue Recognition and Accounts Receivable

Tecnoglass recognizes revenue per Securities and Exchange Commission Staff Accounting Bulletin Topic 13, Revenue Recognition (“SAB Topic 13”). Per SAB Topic 13, revenue is generally realized or realizable and earned when all of the following criteria are met:

•	Persuasive evidence of an arrangement exists
•	Delivery has occurred or services have been rendered
•	The seller’s price to the buyer is fixed or determinable, and
•	Collectability is reasonably assured

Sales on Credit

Sales-on-credit is where payment terms are given to the customer for the payment of the sales invoice. Payment terms are extended to the customer per this arrangement, due to Tecnoglass’ evaluation of the customer’s credit worthiness and payment capacity, prior to Tecnoglass executing an order with the customer. Revenue is recognized by Tecnoglass when title and risk of loss is transferred to the customer.

A purchase order is executed between Tecnoglass and authorized personnel of Tecnoglass’ customer. Delivery is made to the customer upon completion of the order as specified in the purchase order; upon delivering such order to the customer, title and risk of loss is transferred to the customer at that time. Contracts executed between Tecnoglass and their customers are based on a fixed price list.

Accounts receivable are recorded when the customer is billed per the contract terms, which typically occurs when delivery occurs and title and risk of loss is transferred to the customer. Tecnoglass does not have a history of experiencing significant bad debts related to its initial assessment of the customer’s credit worthiness and ability to pay.

Sales not on Credit

Sales-not-on-credit is where payment terms cannot be extended to a customer. This is because Tecnoglass has determined that such customer is not credit worthy enough to extend credit to such customer. These customers must pay in full, upon delivery of the order. Revenue is recognized by Tecnoglass when title and risk of loss is transferred to the customer.

A purchase order is executed between Tecnoglass and authorized personnel of Tecnoglass’ customer. Delivery is made to the customer upon completion of the order as specified in the purchase order; upon delivering such order to the customer, title and risk of loss is transferred to the customer at that time. Contracts executed between Tecnoglass and their customers are based on a fixed price list.

Accounts receivable are recorded when the customer is billed per the contract terms, which typically occurs when delivery occurs. Tecnoglass does not have a history of experiencing significant bad debts as customers that are not extended credit must pay in full upon delivery of the order.

Sales not on Credit

Sales-not-on-credit is where payment terms cannot be extended to a customer. This is because Tecnoglass has determined that such customer is not credit worthy enough to extend credit to such customer. These customers must pay in full, upon delivery of the order. Revenue is recognized by Tecnoglass when title and risk of loss is transferred to the customer.

A purchase order is executed between Tecnoglass and authorized personnel of Tecnoglass’ customer. Delivery is made to the customer upon completion of the order as specified in the purchase order; upon delivering such order to the customer, title and risk of loss is transferred to the customer at that time. Contracts executed between Tecnoglass and their customers are based on a fixed price list.

Accounts receivable are recorded when the customer is billed per the contract terms, which typically occurs when delivery occurs. Tecnoglass does not have a history of experiencing significant bad debts as customers that are not extended credit must pay in full upon delivery of the order.

New Accounting Pronouncements

A number of new standards, amendments to standards and interpretations are effective for annual periods beginning after January 1st, 2013, and have not been applied in preparing these financial statements. Tecnoglass does not expect any significant effect on the US GAAP disclosure and financial information in the consolidated financial statements based on the new standards.

Accounting Standards and Amendments Issued but Not Yet Applied

In February 2013, the FASB issued “ASU 2013-02: Comprehensive income (Topic 220): Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income”. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amount reclassified out of comprehensive income by component. In addition, an entity is required to present significant amounts reclassified out of accumulated other comprehensive income by line them. This new requirement will present information about significant amounts reclassified in one place. Currently, this information is presented in different places throughout the financial statements. For public entities, the amendments are effective prospectively for the period beginning after December 15, 2012. For non-public entities, the amendments are effective prospectively for the period beginning after December 15, 2013. Early adoption is permitted. This update is not intended to significantly change US GAAP.

Adoption of New Accounting Pronouncements

During 2012 New Accounting pronouncements were issued as follows:

ACCOUNTING PRONOUNCEMENTS	TITLE	Summary
ASU 2011-09 Topic 715	Multiemployer Plan	Additional disclosures about employer’s participation plan
ASU 2011-08 Topic 350	Testing goodwill for impairment	Assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount
ASU 2011-03 Topic 860	Reconsideration of effective control for repurchase agreements	Transfer to have the ability to repurchase or redeem the financial assets on substantially the agreed upon terms
ASU 2011-02 Topic 310	Troubled debt restructuring	Amended to provide guidance to a creditor in evaluating whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties
ASU 2010-26 Topic 944	Cost associated with acquiring/renewing insurance contracts	To provide guidance on which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral
ASU 2011-11 Topic 310	Disclosures about offsetting assets and liabilities	Requires enhanced disclosures about financial and derivative instruments that are either (I) offset in accordance with ASC 210-20-45 or 815-10-45 or (II) subject to an enforceable master netting arrangement

None of the above pronouncements had impacts on the Tecnoglass operations during the years ended December 31, 2012 and 2011.

ES

Overview

ES is a leader in the production of high-end windows, with more than 29 years of experience in the glass and aluminum structure assembly market in Colombia. The service portfolio of ES includes design, manufacture, marketing and installation of architectural systems for high, medium and low rise construction, glass and aluminum windows and doors, office dividers and interiors, floating facades and commercial display windows.

To facilitate its participation in the international market, ES’s U.S. commercial ally, ES Windows in Miami, opened two new exclusive distributors: AIP (Miami) and IFP (Fort Myers). ES Windows in Miami is a member of the American Architectural Manufacturers Association, a technical information center for the architecture industry with highest standards. ES has also participated in 80% of the High Rise Building projects in South Florida through a strategic alliance with RC Aluminum. ES also is fully permitted to commercialize hurricane windows in Miami-Dade County, Florida in the US. The Notice of Acceptance is one of the most demanding certifications in the world of windows frames.

ES also signed an agreement with AM Craft for the distribution of PVC products and obtained the Step Up program with Broward Housing Authority in charge of Sales in the Caribbean Islands.

ES’s allies have also opened offices in Peru and in Panama City because these are centers of high recovery and urban development. In other destinations, ES has strategic allies and/or freelancers.

With strategic allies NEC and Enclos Corp, ES has expanded its US sales outside of the Florida market, entering into high-tech markets for curtain walls, giving ES a [niche market access] since this product is in high demand and marks a new trend in architecture. It is a very sophisticated product and therefore garners high margins for ES, far superior to the traditional window frames from walls or floor to ceiling. These products involve materials of “high performance” that are produced by Alutions and Tecnoglass with state of the art technology.

The alliance with Enclos Corp. focuses on the production of floating facades. Enclos Corp. has completed outstanding globally renowned projects including the World Trade Center in New York, John Hancock Tower in Chicago, Aon Center in Chicago, Sears Tower in Chicago, JP Morgan Chase Tower in Texas, Transco Tower in Houston, Hong Kong and Shanghai Bank Headquarters in Hong Kong, Petronas Towers in Kuala Lumpur, Republic Plaza in Singapore, Bandaijima Building in Japan and Torre Mayor in Mexico. This alliance will be an important complement to the partnerships mentioned above. ES will be working closely with Enclos Corp on relevant and significant international projects.

In Panama, ES maintains a strong presence in the major construction projects of the most exclusive areas of the city, participating, for example, in the construction of the tallest building in Central and South America, The Point, as well as in the construction of the most modern hotels in the region such as Megapolis and The Trump. ES also signed the highest paid contract in the hotel industry in Central America for the Hotel Soho with an estimated value of $9.0 million in supplied products.

ES has also consolidated its position in the Latin American market in recent years to become one of the most important players in the region.

How ES Generates Revenues

ES generates revenues through two main product groups: windows and facades. Window production lines are defined depending on the different types of windows: normal, impact resistant, hurricane-proof, safety, soundproof and thermal. ES produces fixed body, sliding windows, projecting windows, guillotine windows, sliding doors and swinging doors. ES produces façade products which include: floating facades, automatic doors bathroom dividers and commercial display windows.

ES sells its products through four main offices/sales teams based out of Colombia, Peru, Panama and the US. The Colombia sales team is the largest sales group, which has deep contacts throughout the construction industry. The Colombia sales team markets both ES’s products as well as installation services. The Peruvian office is responsible for South American sales, excluding Colombia. Its sales forces in Panama and the US are not via subsidiaries but arms-length agreements with sales representatives. ES has two types of sales operations, as follows:

•	Contract Sales — Contract sales are the high-dollar, specifically-tailored customer projects that have the following processes:
º	ES requires a pre-payment of 50% of the contract price, prior to starting the customer’s project;
º	Once ES receives the 50% pre-payment, ES will begin the project;
º	When the materials have been installed by ES to the customer’s satisfaction, at this point 40% of the contract price is due from the customer; and
º	The final 10% of the contract price is due once the project is complete and the customer approves the finalization of the project.

ES uses the percentage of completion method to recognize revenues for its contract sales.

•	Standard Form Sales — Standard form sales are low-dollar customer installations that have the following processes:
º	The customer’s credit worthiness and payment capacity is first evaluated before ES proceeds with the order process;
º	Once the customer’s credit worthiness and payment capacity is evaluated by ES, a price quote is given to the customer for the installation;

º	Once the price quote is given to the customer for the installation, the customer approves the price quote and a standard form agreement is executed between both parties;
º	Once the standard form agreement is executed, ES proceeds with installation; and
º	Once the installation is completed and the customer approves the installation, the customer is invoiced for the installation.

ES recognizes revenue for standard form sales once the installation is complete.

Expenses

The most significant component of cost of sales is raw material, where the prices of aluminum will fluctuate with global commodities prices. Cost of sales is also comprised of direct labor, depreciation, shipping and related costs, and indirect labor and costs.

Payroll expense is largely fixed in nature, but tends to increase with inflation and customary annual raises for employees.

General and administrative expenses include fixed costs such as occupancy and office costs, and outside services.

Capital Investments in 2011 and 2012, and Impact on Operations

ES designs, manufactures and assembles high-end window and window products, which requires significant investments in state of the art technology. During 2012, ES primarily made investments in nearby land for the construction of a future production facility in the amount of $2.8 million. ES made investments in 2011 primarily in property and equipment in the amount of $1.7 million.

In 2012, Tecnoglass sold $13.4 million of machinery and equipment to ES. The sale was consummated between the two entities for income tax planning purposes. Management of Tecnoglass determined that Tecnoglass had more than sufficient depreciation expense to reduce its taxable base for the calculation of income tax, but that ES did not. Based on this, the related party sale between the two entities was performed to provide ES with more depreciation expense.

Results of Operations

	For the Year Ended,		For the Nine Months Ended,
(Dollar amounts in thousands)	Dec 31, 2012	Dec 31, 2011	September 30, 2013	September 30, 2012
Operating revenues	$76,219	$47,617	$83,680	$54,973
Cost of sales	56,605	39,256	58,591	40,455
Operating expenses:
Selling expenses	5,514	4,369	4,562	4,007
Administrative expenses	6,295	4,452	3,801	3,892
Operating profit (loss)	7,805	(460)	8,363	7,899
Non-operating expenses (net)	(1,425)	883	(736)	(347)
Income tax provision	1,306	838	5,558	4,249
Net income (loss)	5,074	(415)	10,432	4,249

Comparison of years ended December 31, 2012 and December 31, 2011

ES’s net operating revenues increased from $47.6 million in 2011 to $76.2 million in 2012, or 60.1%. The increase was driven by proper planning strategies designed to increase participation in the U.S. market. High quality, reliability, and competitive prices have enabled ES to further penetrate its existing markets.

While the U.S. markets start to show signs of recovery, ES has expanded into new regions of the U.S. with newly developed products with higher thermal insulation such as aluminum frames with thermal break and glass with high insulation capacity which has expanded sales into northern states. Sales in markets outside Colombia accounted for a growth of $ 15.6 million.

ES has also increased market share nationally with timely delivery and a new line of products developed for middle to low income housing. Sales in Colombia increased by $13 million between 2011 and 2012.

ES has also been able to increase its operating revenue through a strategic alliance with the National Enclosure Company (NEC), the National Construction Company and GM&P Consulting and Glazing Contractors. Revenue from our strategic allies accounted for an increase of $6.1 million.

Among the types of products ES sells, significant growth was experienced in the sales of facades, which grew by $25.7 million or 112%.

Costs of sales increased 44.2% from 2011 to 2012, or $17.3 million. The increase was mostly driven by the increase in sales year over year. Most of this increase was experienced in cost of direct and indirect labor, which grew from $2.7 million in 2011 to $6.3 million in 2012. The cost of labor increased more than proportional with sales in accordance with our projection for continued growth in the coming years because new employees at ES undergo extensive training and take several months to achieve desirable productivity.

Purchases of raw materials grew by about $13.1 million in relative proportion with the increase in sales. Indirect costs of manufacturing had a very moderate growth as most indirect costs are fixed costs.

Selling and Administrative Expenses increased $2.1 million from 2011 to 2012. The primary driver of this expense was increases in personnel, which increased by $1 million. Significant increases were also experienced in sales commissions as a consequence the increase in sales.

As a result of the foregoing, net income increased from $18,000 in 2011 to a gain of $4.3 million in 2012.

Comparison of Nine months ended September 30, 2013 and September 30, 2012

ES’s net operating revenues increased from $55 million in first nine months of 2012 to $83.7 million in the same period of 2013, or 52%. The increase was driven by proper planning strategies designed to increase participation in the U.S. market. High quality, reliability, and competitive prices have enabled ES to further penetrate its existing markets. While the U.S. markets start to show sign of recovery, ES has expanded into to new regions of the U.S. with newly developed products with higher thermal insulation such as aluminum frames with thermal break and glass with high insulation capacity which has expanded sales into northern states. Sales in markets outside Colombia accounted for a growth of $ 15.4 million.

ES has also increased market share nationally with timely delivery and a new line of products developed for middle to low income housing. Sales in Colombia increased by $13.3 million between the first nine months of 2012 and 2013.

Among the types of products ES sells, significant growth was experienced in the sales of facades and panels, which grew by $18.3 million and $2.4 million.

Costs of sales increased 44.2% from the first nine months of 2012 to the same period of 2013, or $17.5 million. The increase was mostly driven by the increase in sales year over year. Most of this increase was experienced in cost of raw material, which grew by $14.5 million or about 71% in relative proportion with the increase in sales. Cost of labor remained at similar levels for the first nine months of 2013 as the same period for 2012. This was mostly due to the increased hiring in 2012 in preparation for continued growth during the following years.

Indirect costs of manufacturing had a moderate growth from $14.8 million to $16 million or about 8% mostly because indirect costs of manufacturing include mostly fixed costs.

Selling and Administrative Expenses increased 6%, or $0.5 million from 2011 to 2012. The primary driver of this expense was increases in personnel and sales commissions as a consequence the increase in sales.

As a result of the foregoing, net income increased from $4.3 million in the first nine months of 2012 to a gain of $10.4 million in the same period of 2013.

Liquidity and Capital Resources

As of September 30, 2013, December 31, 2012 and 2011, ES had cash and cash equivalents of approximately $2.5 million, $1.3 million, and $3.8 million respectively. The increase in cash at September 30, 2013 is due to efforts to increase cash available in order to provide for operational needs that arise in consequence with the increase in sales.

The maturities of the financial liabilities in the next six years, as of the dates provided, are as follows:

Year	September 30, 2013	December 31, 2012	December 31, 2011
2012	—	—	6,993
2013	7,466	4,610	722
2014	5,965	525	1,739
2015	3,767	905	2,786
2016	3,572	4,147	1,129
2017	2,927	3,388	—
2018 and after	1,943	7,064	—
Total	25,640	20,639	13,369

Operating activities

Net cash (used in) provided by ES’s operating activities was ($1.5) million, $3.8 million, and $1.2 million during the nine months period ended September 30, 2013, and the years ended December 31, 2012 and 2011, respectively. Major differences between ES’s net income and cash provided by operating activities are typically depreciation along with the timing differences between when ES recognizes revenues and expenses and when those revenues and expenses are collected or paid.

Collections on billing provided $19.7 million, $23 million and $13.5 during the first nine months of 2013, and the years ended December 31, 2012 and 2011 respectively. Major uses of cash are as follows:

	September 30, 2013	December 31, 2012	December 31, 2011
Payments to Providers and Employees	$56.4 million	$56.9 million	$37.8 million
Taxes	$1.4 million	$0.9 million	$0.6 million

Major differences between ES’ net income and cash provided by operating activities are typically depreciation, along with the timing differences between when Tecnoglass recognizes revenues and expenses and when those revenues and expenses are collected or paid.

Investing activities

ES’s net cash provided by (used in) investing activities was $28,000, ($15.2) million, and ($1.5) million during the nine month period ended September 30, 2013, and the years ended December 31, 2012 and 2011, respectively. Net cash used in investing activities consisted of property and equipment expenditures and net cash provided by investing activities consisted of existing owners of ES purchasing additional shares of common stock. ES currently has no material capital spending or purchase commitments, but expects to continue to engage in capital spending in the ordinary course of business.

Financing activities

ES’s net cash provided by financing activities was $4.8 million, $7.3 million, and $1.9 million during the nine months ended September 30, 2013, and the years ended December 31, 2012 and 2011, respectively, consisting primarily of investments in property and equipment and purchases of land.

Future Contractual Obligations

Future contractual obligations denoted by financial liabilities represent an impact to future cash flows as shown in the table for the period ending December 31, signifying payments by period:

(Dollar amounts in thousands)	Total	2013	2014 – 15	2016 – 17	2018 and after
Financial Liabilities	20,639	4,610	1,430	7,535	7,064

The above financial liabilities do not include future interest to be paid on this debt, as such rates are variable. The interest rate is approximately 5% per annum and can vary up or down in accordance with the market.

Critical Accounting Policies and Estimates

The following discussion sets forth the critical accounting policies of ES. Critical accounting policies are those policies that require management of ES to exercise judgment or involve a higher degree of complexity in the application of the accounting policies that currently affect ES’ financial condition and results of operations. The accounting estimates ES makes in these contexts require ES to calculate variables and make assumptions about matters that are highly uncertain. In each case, if ES had made other estimates, or if changes in the estimates occur from period to period, our financial condition and results of operations could be materially affected.

Provisions and Contingencies

ES applies ASC 450 when accounting for contingencies, which provides the guidance for recording contingencies. The three conditions per ASC 450 that management of ES uses to assess contingent events are: probable, reasonably possible and remote. The term probable in ASC 450 is defined as “the future event or events that are likely to occur.” The term reasonably possible is defined as “the chance of the future event or events occurring is more than remote but less than likely.” While the term remote is defined as “the chance of future event or events occurring is slight.”

Under ASC 450, ES estimates a loss related to a contingent event and will accrue such loss as a charge to income if both of the following conditions are met:

•	Information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements
•	The amount of loss can be reasonably estimated.

The amount recorded is an estimate of the amount of loss at the date of the financial statements. If the contingent event is evaluated to be reasonably possible, no provision for the contingent event may be made, but disclosure of the event is required with amount of loss that is reasonably possible.

Inventory

ES monitors inventory for obsolescence. If ES determines it has inventory it cannot sell, then ES would write off the obsolete inventory as a charge to income. Production and inventory levels of ES are geared primarily to projections of future demand and the level of incoming orders. Due to this, inventory write-offs, when applicable, are insignificant for ES.

Impairment of Long-lived Assets

In accordance with ASC 360-10, Property, Plant and Equipment, ES reviews property, plant, and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset to be tested for possible impairment, ES first compares undiscounted cash flows expected to be generated by the asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Income Taxes

In accordance with ASC 740, Income Taxes, management recognizes deferred income tax assets and liabilities for the future consequences of temporary differences between the financial statement carrying amount of assets and liabilities and their respective income tax bases measured using the enacted income tax rates. The effects of changes in the statutory rates are accounted for in the period that includes the enactment date. Deferred income tax assets are also recognized for the estimated future effects of income tax loss carry forwards and income tax credit carry forwards. Deferred income tax assets are reduced by a valuation allowance for any benefits, when in the opinion of management it is more likely than not, that such benefits will not be realized.

The process of filing income tax returns requires ES, in consultation with tax advisors, to make judgments regarding how it will apply laws, regulations, administrative rulings and court precedents. If and when the income tax returns are audited by the taxing authority, these judgments may be questioned or disallowed in their entirety or in part. In accordance with ASC 740-10 Accounting for Uncertainty in Incomes, ES must make assumptions regarding the likelihood of success in defending its judgments in the event of an audit in determining the accounting entries necessary to accurately reflect income taxes currently payable and/or refundable. ES performs an analysis for recognizing, measuring, presenting and disclosing in the financial statements tax positions taken or expected to be taken on a tax return. Interest and penalties are also accounted for as income tax expense.

Revenue Recognition and Accounts Receivable

ES recognizes revenue per SAB Topic 13. Per SAB Topic 13, revenue is generally realized or realizable and earned when all of the following criteria are met:

•	Persuasive evidence of an arrangement exists
•	Delivery has occurred or services have been rendered
•	The seller’s price to the buyer is fixed or determinable, and
•	Collectability is reasonably assured

Contract Sales

Contract sales represent ES primary source of total operating revenues. ES uses the percentage of completion method to recognize revenue for its contract sales. Contract sales represent contracts for which specifications are provided by the customer for the construction of the project.

A formal contract is executed between ES and authorized personnel of ES’ customer. Services are performed by ES through the construction process of the project, where customer approval is required for each phase. Contracts executed between ES and their customers are fixed price contracts. ES collects 50% of the contract price upfront, collects 40% of the contract price when materials have been installed to the customer’s satisfaction, and the final 10% of the contract price is due once the project is complete and the customer approves the finalization of the project.

Accounts receivable are recorded when the customer is billed per the contract terms. Payments from customers are received at the same time billing or very shortly thereafter. Amounts recognized as revenue, per the percentage of completion method, not yet billed to the customer are recorded as unbilled accounts receivable.

ES does not have a history of experiencing bad debts related to contract sales. ES’ customers are typically large domestic and/or international companies in good standing with the ability to pay. Additionally, for U.S. customers ES files a claim (a lien) with the local court in that U.S. state that puts all parties interested in the property on notice that ES is asserting a lien and has a claim upon the property.

Standard Form Sales

Standard form sales represent a small portion of ES’ total operating revenues. ES recognizes revenue for standard form sales once the installation is complete. Standard form sales are customer installations comprising low-dollar customer installations that are of a short duration.

A standard form agreement is executed between ES and authorized personnel of ES’ customer. Services are performed by ES during the installation process. The price quote is determined by ES, based on the requested installation, and approved by the client before ES proceeds with the installation. The customer’s credit worthiness and payment capacity is evaluated before ES will proceed with the initial order process.

Accounts receivable are recorded when the customer is billed per the contract terms. ES does not have a history of experiencing significant bad debts related to its initial assessment of the customer’s credit worthiness and ability to pay.

Accounting Standards and Amendments Issued but Not Yet Applied

In February 2013, the FASB issued “ASU 2013-02: Comprehensive income (Topic 220): Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income”. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amount reclassified out of comprehensive income by component. In addition, an entity is required to present significant amounts reclassified out of accumulated other comprehensive income by line them. This new requirement will present information about significant amounts reclassified in one place. Currently, this information is presented in different places throughout the financial statements. For public entities, the amendments are effective prospectively for the period beginning after December 15, 2012. For non-public entities, the amendments are effective prospectively for the period beginning after December 15, 2013. Early adoption is permitted. This update is not intended to significantly change US GAAP.

Adoption of New Accounting Pronouncements

During 2012 New Accounting pronouncements were issued as follows:

ACCOUNTING PRONOUNCEMENTS	TITLE	Summary
ASU 2011-09 Topic 715	Multiemployer Plan	Additional disclosures about employer’s participation plan
ASU 2011-08 Topic 350	Testing goodwill for impairment	Assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount
ASU 2011-03 Topic 860	Reconsideration of effective control for repurchase agreements	Transfer to have the ability to repurchase or redeem the financial assets on substantially the agreed upon terms
ASU 2011-02 Topic 310	Troubled debt restructuring	Amended to provide guidance to a creditor in evaluating whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties
ASU 2010-26 Topic 944	Cost associated with acquiring/renewing insurance contracts	To provide guidance on which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral
ASU 2011-11 Topic 310	Disclosures about offsetting assets and liabilities	Requires enhanced disclosures about financial and derivative instruments that are either (I) offset in accordance with ASC 210-20-45 or 815-10-45 or (II) subject to an enforceable master netting arrangement

None of the above pronouncements had impacts on the ES’s operations during the years ended December 31, 2012 and 2011.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Andina ordinary shares as of the record date and immediately following consummation of the merger by:

•	each person known by Andina to be the beneficial owner of more than 5% of Andina’s outstanding ordinary shares either on the record date or after the consummation of the merger;
•	each of Andina’s current executive officers and directors;
•	each person who will become an executive officer or a director upon consummation of the merger;
•	all of Andina’s current executive officers and directors as a group; and
•	all of Andina’s executive officers and directors as a group after the consummation of the merger.

At any time prior to the extraordinary general meeting, during a period when they are not then aware of any material nonpublic information regarding Andina or its securities, the Andina initial shareholders, Tecnoglass Holding’s shareholders and/or their affiliates, may enter into a written plan to purchase Andina securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities at any time prior to the extraordinary general meeting of shareholders. The ownership percentages listed below do not include any such shares that may be purchased after the record date.

Additionally, at any time prior to the extraordinary general meeting, during a period when they are not then aware of any material nonpublic information regarding Andina or its securities, Andina’s initial shareholders or Tecnoglass Holding’s shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or who demand, or indicate an intention to demand, conversion rights, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire Andina’s ordinary shares or to not demand conversion rights. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the Andina initial shareholders for nominal value. The funds for any such purchases or incentives will either come from cash available to such purchasing parties or from third party financing, none of which has been sought at this time. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the public shares present and entitled to vote at the extraordinary general meeting to approve the merger proposal vote in its favor and that holders of 3,674,999 or fewer of the public shares demand conversion of their public shares into cash, where it appears that such requirements would otherwise not be met.

Entering into any such arrangements may have a depressive effect on Andina ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the extraordinary general meeting.

If such transactions are effected, the consequence could be to cause the merger to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the merger proposal and the other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of more than 3,674,999 of the public shares will exercise their conversion shares.

There have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Andina will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the merger proposal, name change proposal and charter amendments proposal or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

	Pre-Merger(2)			Post-Merger(3)
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Ordinary Shares	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Ordinary Shares
Directors and Executive Officers Pre-Merger:
B. Luke Weil	336,000	(4)	6.4%	1,136,000	(4)	4.8%
A. Lorne Weil	40,000	(5)	*	40,000	(5)	*
Julio A. Torres	40,000	(6)	*	165,000	(6)	*
Martha L. Byorum	40,000	(6)	*	165,000	(6)	*
Rudolf M. Hommes	40,000	(7)	*	165,000	(7)	*
Eduardo R. Salom	40,000	(6)	*	165,000	(6)	*
All directors and executive officers prior to the merger as a group (six individuals)	536,000		10.2%	1,836,000		7.6%
Directors and Executive Officers Post-Merger:
Jose M. Daes(8)	0		0%	1,840	(9)	*
Christian T. Daes(8)	0		0%	9,017		*
Samuel R. Azout(8)	0		0%	0		0%
Juan Carlos Vilarino(8)	0		0%	0		0%
All directors and executive officers post-merger as a group (eight individuals)	120,000		2.3%	380,857		1.7%
Five Percent Holders:
Phillip Goldstein and Andrew Dakos Park 80 West 250 Pehle Ave. Suite 708 Saddle Brook, NJ 07663	410,000	(10)	7.8%	410,000	(10)	1.8%
Barry Rubenstein 68 Wheatley Road Brookville, New York 11545	330,000	(11)	6.3%	330,000	(11)	1.5%
Polar Securities, Inc. 401 Bay Street, Suite 1900 PO Box 19 Toronto, Ontario M5H 2Y4 Canada	515,000	(12)	9.8%	515,000	(12)	2.3%
John C. Novogrod and Richard Weil	506,000	(13)	9.6%	3,956,000	(13)	15.1%
AQR Capital Management, LLC Two Greenwich Plaza, 3rd Floor Greenwich, CT 06830	495,000	(14)	9.4%	495,000	(14)	2.2%
Invelco S.A. c/o Tecnoglass S.A. Avenida Circunvalar a 100 mts de la Via 40 Barrio Las Flores Barranquilla, Colombia	0		0%	7,419,838		32.6%
Empresas Pinasco S.A. c/o Tecnoglass S.A. Avenida Circunvalar a 100 mts de la Via 40 Barrio Las Flores Barranquilla, Colombia	0		0%	4,188,002		18.4%
Central Equities Inc. c/o Tecnoglass S.A. Avenida Circunvalar a 100 mts de la Via 40 Barrio Las Flores Barranquilla, Colombia	0		0%	2,643,448		11.6%

(1)	Unless otherwise indicated, the business address of each of the individuals is Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia.

(2)	The pre-merger percentage of beneficial ownership in the table below is calculated based on 5,250,000 ordinary shares outstanding as of the record date. Unless otherwise indicated, Andina believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them prior to the merger.
(3)	The post-merger percentage of beneficial ownership is calculated based on 22,775,000 ordinary shares outstanding. Such amount does not include (i) the earnout shares that are held in escrow and will not be released to Tecnoglass Holding shareholders unless and until the achievement of the share price and EBITDA targets, (ii) shares underlying the Andina warrants that are presently outstanding, (iii) shares underlying the purchase options held by EarlyBirdCapital, (iv) shares underlying the warrants that may be issued to an affiliate of A. Lorne Weil, Andina’s non-executive chairman of the board, or Andina’s officers, directors, shareholders or their affiliates upon conversion of certain promissory notes held by such affiliate, or (v) shares that may be issued under the incentive compensation plan proposed to be adopted in connection with the merger. In addition, such amount assumes that no public shareholders properly elect to convert their shares into cash and that none of the Tecnoglass Holding shareholders exercises his, her or its appraisal rights. Unless otherwise indicated, Andina believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them upon consummation of the merger.
(4)	Includes 168,000 ordinary shares held by Child’s Trust f/b/o Benjamin Luke Weil u/a dated March 4, 2010. Mr. B. Luke Weil’s beneficial ownership after the merger includes 800,000 ordinary shares issuable upon the exercise of 800,000 private placement warrants held by him, which will become exercisable upon consummation of the merger.
(5)	Represents 40,000 shares held by LWEH LLC, of which Mr. Weil is the operating manager. Does not include 253,000 shares held by Child’s Trust f/b/o Francesca Weil u/a dated March 4, 2010 and 253,000 shares held by Child’s Trust f/b/o Alexander Weil u/a dated March 4, 2010, irrevocable trusts established for the benefit of Mr. Weil’s children.
(6)	Does not include shares held by LWEH LLC, of which the individual is a member. The beneficial ownership of each reporting person after the merger includes 125,000 ordinary shares issuable upon the exercise of 125,000 private placement warrants held by such reporting person, which will become exercisable upon consummation of the merger.
(7)	Represents shares held by Capital Advisory Partners L.A., of which Dr. Hommes is partner and management director. Does not include shares held by LWEH LLC of which Dr. Hommes is a member. The beneficial ownership of Mr. Hommes after the merger includes 125,000 ordinary shares issuable upon the exercise of 125,000 private placement warrants held by Capital Advisory Partners L.A., which will become exercisable upon consummation of the merger.
(8)	The business address of each of the individuals is Avenida Circunvalar a 100 mts de la Via 40 Barrio Las Flores, Barranquilla, Colombia.
(9)	Does not include shares held by Invelco S.A., Empresas Pinasco S.A. and Central Equities Inc., companies that Mr. Daes has ownership interests in.
(10)	Includes shares held by Bulldog Investors and Brooklyn Capital Management. Messrs. Goldstein and Dakos are principals of Bulldog Investors. Information respecting the beneficial ownership of our securities by Messrs. Goldstein and Dakos is derived from a Schedule 13G filed on March 20, 2012.
(11)	Includes (i) 145,000 shares held directly by Woodland Partners, (ii) 50,000 shares held by the Barry Rubenstein Rollover IRA account and (iii) 135,000 shares held jointly with Mr. Rubenstein’s wife. Mr. and Mrs. Rubenstein are a general partners of Woodland Partners. Information respecting the beneficial ownership of Mr. Rubenstein is derived from a Schedule 13G filed on March 29, 2012.
(12)	Represents shares held by North Pole Capital Master Fund, for which Polar Securities is the investment advisor with respect to the shares. Information respecting the beneficial ownership of Polar Securities Inc. is derived from a Schedule 13G/A filed on February 14, 2013.
(13)	Includes 253,000 shares held by Child’s Trust f/b/o Francesca Weil u/a dated March 4, 2010 and 253,000 shares held by Child’s Trust f/b/o Alexander Weil u/a dated March 4, 2010. The beneficial ownership of Messrs. Novogrod and Weil after the merger includes (i) 3,250,000 ordinary shares issuable upon the exercise of 3,250,000 private placement warrants held by the A. Lorne Weil 2006 Irrevocable Trust — Family Investment Trust, which will become exercisable upon consummation of the merger, and (ii) 200,000 ordinary shares issuable upon the exercise of the 200,000 warrants underlying the $100,000 in convertible promissory notes held by the A. Lorne Weil 2006 Irrevocable Trust — Family Investment Trust, which note will become convertible upon consummation of the merger. Novogrod and Weil are the trustees for each trust and share voting and dispositive power with respect to the shares held by such trusts. The business address of Mr. Novogrod is 1177 Avenue of the Americas, New York, New York 10036. The business address of Mr. Weil is 750 Lexington Avenue, New York, NY 10022.
(14)	Information derived from a Schedule 13G filed on February 14, 2013. Such Schedule 13G reported ownership of 990,000 shares (17.2%), which we believe includes shares underlying warrants held by AQR Capital Management, LLC.

Andina’s initial shareholders beneficially own 20% of its issued and outstanding ordinary shares. Because of the ownership block held by the initial shareholders, such individuals may be able to effectively exercise influence over all matters requiring approval by Andina’s shareholders, including the election of directors and approval of significant corporate transactions other than approval of an initial business combination.

All of the initial shares outstanding prior to the date of Andina’s initial public offering were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, to be held until one year after the date of the consummation of an initial business combination or earlier if, subsequent to a business combination, Andina consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of Andina’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

During the escrow period, the holders of the initial shares are not able to sell or transfer their securities except (i) for transfers to an entity’s members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by certain pledges to secure obligations incurred in connection with purchases of Andina’s securities or (vi) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case where the transferee agrees to the terms of the escrow agreement, but will retain all other rights as Andina shareholders, including, without limitation, the right to vote their ordinary shares and the right to receive cash dividends, if declared. If dividends are declared and payable in ordinary shares, such dividends will also be placed in escrow. If Andina is unable to effect a business combination and liquidate the trust account, none of its initial shareholders will receive any portion of the liquidation proceeds with respect to their initial shares.

Certain of the initial shareholders (or their affiliates) and Graubard Miller, Andina’s U.S. counsel, purchased an aggregate of 4,800,000 private placement warrants for an aggregate purchase price of $2,400,000. These warrants are identical to the public warrants except that the private placement warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are not redeemable by Andina, in each case so long as such warrants are held by the initial purchasers or their affiliates. The purchasers agreed not to sell or transfer the private placement warrants (except to certain permitted transferees) until after Andina has completed a business combination.

In addition, as part of the underwriters’ compensation for its initial public offering, Andina sold to the EarlyBirdCapital and its designees for a price of $100 an option to purchase up to 400,000 units. Simultaneously with the initial public offering, Andina also sold to EarlyBirdCapital and its designees for $500,000 a second option to purchase up to 500,000 units. The units underlying the purchase options are identical to the units sold in the initial public offering, except that the warrants included in the units underlying the second option are not redeemable so long as they are held by EarlyBirdCapital and/or its designees and their respective affiliates. Each of the purchase options is exercisable upon a business combination and expires March 16, 2017.

If necessary to meet Andina’s working capital needs, Andina’s officers, directors, initial shareholders or their affiliates may, but are not obligated to, loan Andina funds, from time to time or at any time, in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of Andina’s initial business combination, without interest, or, at the holder’s discretion and upon approval by Andina’s shareholders, up to $500,000 of the notes may be converted into warrants at a price of $0.50 per warrant. Pursuant to the merger agreement, Andina has agreed to borrow no more than $225,000 for its working capital needs prior to consummation of the merger and further agreed that notes issued to evidence such additional loans would be convertible only with the express written consent of Tecnoglass Holding. Taken together with the currently outstanding note for $100,000 described below, and unless the agreement related to Andina’s future borrowings is waived, the amount of notes convertible into warrants will not exceed $325,000. Any warrants issued in connection with a promissory note properly approved by the Andina shareholders and, as the case may be, Tecnoglass Holding, would be identical to the warrants sold on a private placement basis on the same date as Andina’s initial public offering. If Andina does not complete a business combination, the loans will be forgiven.

On May 20, 2013, the A. Lorne Weil 2006 Irrevocable Trust — Family Investment Trust, a trust of which A. Lorne Weil, his spouse and his descendants are among the beneficiaries, loaned Andina $100,000 on the terms described above. If Andina fails to consummate a business combination, the loan will become unsecured liabilities of Andina; however, the lender has waived any claim against the trust account.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Andina’s Code of Ethics requires Andina to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Andina or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Andina’s ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Andina’s audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent Andina enters into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, Andina requires each of its directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Andina Related Person Transactions

In September 2011, Andina issued one ordinary share to A. Lorne Weil in connection with its formation and then issued an aggregate of 1,437,499 ordinary shares to the individuals set forth below in October 2011. The foregoing shares were issued for an aggregate of $25,000 in cash, at a purchase price of approximately $0.02 per share.

Name	Number of Shares	Relationship to Us
A. Lorne Weil	717,499	Director
Julio A. Torres	50,000	Director and Former Co-Chief Executive Officer
Martha L. Byorum	50,000	Director
Capital Advisory Partners L.A.	50,000	Affiliate of Dr. Rudolf M. Hommes, a Director
Eduardo R. Salom	50,000	Director and Former Co-Chief Executive Officer
B. Luke Weil	460,000	Chief Executive Officer
Eric Carrera	2,500	Shareholder
Robert Stevens	7,500	Shareholder
LWEH LLC	50,000	Shareholder

In November 2011, A. Lorne Weil transferred his shares to trusts for the benefit of his children and B. Luke Weil transferred 230,000 shares to a trust for his benefit.

In March 2012, Andina’s initial shareholders contributed an aggregate of 287,500 Andina ordinary shares to Andina at no cost for cancellation.

In May 2012, Andina’s initial shareholders forfeited an aggregate of 100,000 shares since the underwriters in Andina’s initial public offering did not exercise their over-allotment option in full. Andina recorded the aggregate fair value of the shares forfeited to treasury shares and a corresponding credit to additional paid-in capital based on the difference between the fair market value of the ordinary shares forfeited and the price paid for such repurchased shares. The repurchased shares were immediately cancelled, resulting in the retirement of the treasury shares and a corresponding charge to additional paid-in capital.

Certain of the initial shareholders and Graubard Miller, Andina’s U.S. counsel, purchased private placement warrants from Andina on a private placement basis simultaneously with the consummation of Andina’s initial public offering, for an aggregate purchase price of $2,400,000. The funds from such purchase were deposited into the trust account simultaneously with the consummation of Andina’s initial public offering. The private placement warrants are identical to the warrants underlying the units sold in Andina’s initial public offering, except that they are exercisable for cash or on a cashless basis, at the holder’s option, and will are not redeemable by Andina, in each case so long as such warrants are held by the initial purchasers or their permitted transferees. The purchasers have agreed that the private placement warrants will not be sold or transferred by them (except to certain permitted transferees) until after Andina has completed a business combination. If the merger proposal is adopted by Andina’s shareholders and the merger is consummated, the purchasers will be permitted to sell or transfer such private placement warrants.

In addition, EarlyBirdCapital and its designees purchased the two purchase options from Andina. The first purchase option entitles the holder to purchase up to 400,000 units. EarlyBirdCapital paid Andina $100 for the first purchase option. The units issuable upon exercise of the first purchase option are identical to those sold in Andina’s initial public offering. The first purchase option is exercisable for $11.00 per unit, and may be exercised on a cashless basis. The first purchase option is exercisable commencing upon a business combination and expires March 16, 2017. The second purchase option entitles the holder to purchase up to 500,000 units. EarlyBirdCapital paid Andina $500,000 for the second purchase option, or $1 per unit underlying each option. The units issuable upon exercise of the second purchase option are identical to those sold in Andina’s initial public offering, except that the warrants included in the units are not redeemable so long as they are held by the initial purchasers and their affiliates. The second purchase option is exercisable for $10.00 per unit, and may be exercised on a cashless basis. The second purchase option is exercisable commencing upon a business combination and expires March 16, 2017.

If necessary to meet Andina’s working capital needs, Andina’s officers, directors, initial shareholders or their affiliates may, but are not obligated to, loan Andina funds, from time to time or at any time, in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of Andina’s initial business combination, without interest, or, at the holder’s discretion and upon approval by Andina’s shareholders, up to $500,000 of the notes may be converted into warrants at a price of $0.50 per warrant. Pursuant to the merger agreement, Andina has agreed to borrow no more than $225,000 for its working capital needs prior to consummation of the merger and further agreed that notes issued to evidence such additional loans would be convertible only with the express written consent of Tecnoglass Holding. Taken together with the currently outstanding note for $100,000 described below, and unless the agreement related to Andina’s future borrowings is waived, the amount of notes convertible into warrants will not exceed $325,000. Any warrants issued in connection with a promissory note properly approved by the Andina shareholders and, as the case may be, Tecnoglass Holding, would be identical to the warrants sold on a private placement basis on the same date as Andina’s initial public offering. If Andina does not complete a business combination, the loans will be forgiven. On May 20, 2013, the A. Lorne Weil 2006 Irrevocable Trust — Family Investment Trust, a trust of which A. Lorne Weil, his spouse and his descendants are among the beneficiaries, loaned Andina $100,000 on the terms described above. If Andina fails to consummate a business combination, the loan will become unsecured liabilities of Andina; however, the lender has waived any claim against the trust account.

Andina’s initial shareholders, as well as the holders of the private placement warrants and any warrants Andina’s officers, directors, initial shareholders or their affiliates may be issued upon conversion of promissory notes issued for working capital loans made to Andina (and all underlying securities), are entitled to registration rights pursuant to an agreement entered into in connection with Andina’s initial public offering. The holders of a majority of these securities are entitled to make up to two demands that Andina register such securities. The holders of the majority of the initial shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these ordinary shares are to be released from escrow. The holders of a majority of the private placement warrants (or underlying securities) can elect to exercise these registration rights at any time after Andina consummates a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. Andina will bear the expenses incurred in connection with the filing of any such registration statements. Andina will enter into an amended and restated registration rights agreement with the initial shareholders, holders of the private placement warrants and working capital warrants and Tecnoglass Holding shareholders upon consummation of the merger. See the section entitled “The Merger Proposal — Sale Restriction; Resale Registration.”

The holders of the first purchase option are entitled to registration rights. The holders of a majority of the first purchase option and the securities underlying such option are entitled to make one demand that Andina register the options and/or the securities underlying the first purchase option. The demand for registration may be made at any time until March 16, 2017. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed prior to March 16, 2019. Andina will bear the expenses incurred in connection with the filing of any such registration statements, other than any underwriting commissions which will be paid by the holders themselves.

The holders of the second purchase option are also entitled to registration rights. The holders of a majority of the second purchase option and the securities underlying such option are entitled to make one demand that Andina registers the options and/or the securities underlying the second purchase option. The demand for registration may be made at any time until March 16, 2017. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed prior to March 16, 2019. Andina will bear the expenses incurred in connection with the filing of any such registration statements, other than any underwriting commissions which will be paid by the holders themselves.

Prior to Andina’s initial public offering, A. Lorne Weil advanced to Andina an aggregate of $100,000 to cover expenses related to the offering. The loan was payable without interest on the earlier of (i) November 8, 2012, (ii) the consummation of Andina’s initial public offering or (iii) the date on which Andina determined not to proceed with its initial public offering. Andina repaid this loan using proceeds of our IPO not placed in trust.

Andina will reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by Andina. As of November 22, 2013, Andina had reimbursed its initial shareholders approximately $[•] for out-of-pocket business expenses incurred by them in connection with activities on its behalf.

Other than the fees described above and reimbursable out-of-pocket expenses payable to Andina’s officers and directors, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, have been or will be paid to any of our existing shareholders, officers or directors who owned Andina’s ordinary shares prior to Andina’s initial public offering, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).

All ongoing and future transactions between Andina and any of its officers and directors or their respective affiliates, including loans by its officers and directors, will be on terms believed by Andina to be no less favorable to it than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of Andina’s uninterested “independent” directors (to the extent Andina has any) or the members of Andina’s board who do not have an interest in the transaction, in either case who had access, at Andina’s expense, to its attorneys or independent legal counsel. Andina will not enter into any such transaction unless its disinterested “independent” directors (or, if there are no “independent” directors, its disinterested directors) determine that the terms of such transaction are no less favorable to Andina than those that would be available to it with respect to such a transaction from unaffiliated third parties.

Related Person Transactions of Tecnoglass and ES

Tecnoglass’ transactions with related parties

In the fiscal year ended December 31, 2012, transactions with shareholders resulted in Tecnoglass generating $28,294,000 in revenues and $25,076,000 in accounts receivables. Tecnoglass also purchased equipment from shareholders of $16,000 and paid its directors $483,000 in salaries.

In the fiscal year ended December 31, 2011, transactions with shareholders resulted in Tecnoglass generating $20,165,000 in revenues and $5,291,000 in accounts receivables. Transactions with directors resulted in $34,000 in accounts receivables. Tecnoglass also paid its directors $384,000 in salaries.

ES’s Transactions with related parties

In the fiscal year ended December 31, 2012, transactions with shareholders resulted in ES generating $30,000 in revenues, $461,000 in accounts receivables and $25,076,000 in accounts payables. ES also purchased equipment from shareholders of $29,086,000. Transactions with directors resulted in $109,000 in accounts receivables and $4,000 in revenues. ES also paid its directors $638,000 in salaries.

In the fiscal year ended December 31, 2011, transactions with shareholders resulted in ES generating $79,000 in revenues, $1,403,000 in accounts receivables and $5,291,000 in accounts payables. ES also purchased equipment from shareholders of $20,659,000. Transactions with directors resulted in $80,000 in accounts receivables and $12,000 in revenues. ES also paid its directors $492,000 in salaries.

The majority of shares of E.S. Windows, LLC (“ESW LLC”), a Florida limited liability company, are owned by Jose Daes, Christian Daes and Evelyn Daes. ESW LLC acts as one of ES’s importers and distributors in the U.S. ESW LLC sends project specifications and orders from its clients to ES, and in turn, receiving pricing quotes from ES which are conveyed to the client. ESW LLC does not install any of Tecnoglass Holdings products. ESW LLC’s ownership is as follows: 30% of its membership interests are held by Jose Daes, 20% of its membership interests are held by Christian Daes, 10% of its membership interests are held by Evelyn Daes, and the remaining 40% of membership interests are held by two Panamanian companies unaffiliated with the Daes family.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Andina directors, officers and persons owning more than 10% of Andina’s ordinary shares to file reports of ownership and changes of ownership with the SEC. Based on its review of the copies of such reports furnished to Andina, or representations from certain reporting persons that no other reports were required, Andina believes that all applicable filing requirements were complied with during the fiscal year ended February 28, 2013.

DESCRIPTION OF ANDINA ORDINARY SHARES AND OTHER SECURITIES

General

As of the date of this proxy statement, Andina is authorized to issue 100,000,000 ordinary shares, par value $0.0001, and 1,000,000 preferred shares, par value $0.0001.

Units

As of the date of this proxy statement, [    ] units are outstanding, held by [  ] holders of record. Each unit consists of one ordinary share and one warrant. Each warrant entitles the holder to purchase one ordinary share.

Ordinary shares

As of the date of this proxy statement, 5,250,000 ordinary shares are outstanding, held by [  ] shareholders of record. Andina’s shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. In connection with any vote held to approve an initial business combination, all of Andina’s initial shareholders, as well as all of its officers and directors, have agreed to vote their respective initial shares and any shares purchased in the open market in favor of the proposed business combination.

Andina will proceed with the business combination only if public shareholders owning less than 87.5% of the total number of public shares exercise their conversion rights or seek to sell their shares to Andina in a tender offer and, solely if Andina is holding a meeting to approve such business combination, if a majority (or such greater percentage as may be required by the Companies Law) of the ordinary shares voted are voted in favor of the business combination.

Andina’s board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors.

Pursuant to Andina’s second amended and restated memorandum and articles of association, if Andina does not consummate a business combination by December 22, 2013, its corporate existence will cease except for the purposes of winding up its affairs and liquidating. If Andina is forced to liquidate prior to a business combination, its public shareholders are entitled to share ratably in the trust fund, including any interest, and any net assets remaining available for distribution to them after payment of liabilities. Andina’s initial shareholders have agreed to waive their rights to share in any distribution with respect to their initial shares.

Andina’s shareholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the ordinary shares, except that public shareholders have the right to have their ordinary shares converted to cash if they vote on the proposed business combination or seek to sell their shares in a tender offer in connection with such business combination and the business combination is completed. Public shareholders who convert their shares or sell their shares to Andina in any tender offer still have the right to exercise the warrants that they received as part of the units.

Register of Members

Under Cayman Islands law, Andina must keep a register of members and there shall be entered therein:

(a)	the names and addresses of the members, a statement of the shares held by each member, and of the amount paid or agreed to be considered as paid, on the shares of each member;
(b)	the date on which the name of any person was entered on the register as a member; and
(c)	the date on which any person ceased to be a member.

Under Cayman Islands law, the register of members of Andina is prima facie evidence of the matters set out therein (i.e. the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a member registered in the register of members shall be deemed as a matter of Cayman Islands law to have legal title to the shares as set against its name in the register of members. The register of members is immediately updated to reflect the issue of any shares by Andina. Once the register of members has been updated, the shareholders recorded in the register of members shall be deemed to have legal title to the shares set against their name.

However, there are certain limited circumstances where an application may be made to a Cayman Islands court for a determination on whether the register of members reflects the correct legal position. Further, the Cayman Islands court has the power to order that the register of members maintained by a company should be rectified where it considers that the register of members does not reflect the correct legal position. If an application for an order for rectification of the register of members were made in respect of Andina’s ordinary shares, then the validity of such shares may be subject to re-examination by a Cayman Islands court.

Preferred Shares

As of the date of this proxy statement, no preferred shares are outstanding. Andina’s second amended and restated memorandum and articles of association authorizes the issuance of 1,000,000 preferred shares with such designation, rights and preferences as may be determined from time to time by Andina’s board of directors. Accordingly, the board of directors is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of ordinary shares. However, the underwriting agreement for Andina’s initial public offering prohibits it, prior to a business combination, from issuing preferred shares which participate in any manner in the proceeds of the trust account, or which vote as a class with the ordinary shares on a business combination. Andina may issue some or all of the preferred shares to effect a business combination, but is not issuing any preferred shares in connection with the merger. In addition, the preferred shares could be utilized as a method of discouraging, delaying or preventing a change in control of Andina. Although Andina does not currently intend to issue any preferred shares, it cannot assure you that it will not do so in the future.

Warrants

As of the date of this proxy statement, 9,000,000 warrants are outstanding, including 4,200,000 public warrants and 4,800,000 private placement warrants, held by [  ] holders of record. Each public warrant entitles the registered holder to purchase one ordinary share at a price of $8.00 per share, subject to adjustment as discussed below, at any time commencing upon the completion of a business combination. Warrants may be exercised for cash or, at the option of the holder, on a “cashless basis” pursuant to the exemption provided by Section 3(a)(9) of the Securities Act by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise; provided, however, that in the event the warrants are being called for redemption, the “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Notwithstanding the foregoing, no public warrants will be exercisable for cash unless Andina has an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus, relating to such ordinary shares. The warrants will expire three years from the date of consummation of Andina’s initial business combination at 5:00 p.m., New York City time.

The insider warrants and any warrants Andina issues to its officers, directors, initial shareholders or their affiliates upon conversion of promissory notes issued for working capital loans made to Andina, will be identical to the public warrants underlying the units being offered by this prospectus except that such warrants may be exercisable for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and will not be redeemable by Andina, in each case so long as they are still held by the initial purchasers or their affiliates. The purchasers have agreed that such warrants will not be sold or transferred by them until after Andina has completed a business combination.

Andina may call the warrants for redemption (excluding the insider warrants and any warrants issued upon exercise of the second purchase option sold to EarlyBirdCapital, but including any warrants issued upon exercise of the first purchase option granted to EarlyBirdCapital), in whole and not in part, at a price of $0.01 per warrant,

•	at any time while the warrants are exercisable,
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder,
•	if, and only if, the reported last sale price of the ordinary shares (or the closing bid price of Andina’s ordinary shares in the event the ordinary shares are not traded on any specific trading day) equals or exceeds $14.00 per share, for any 20 trading days within a 30-day trading period ending on the third business day prior to the notice of redemption to warrant holders, and
•	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants commencing five business days prior to the 30-day trading period and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for Andina’s warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of Andina’s redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Andina. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding public warrants in order to make any change that adversely affects the interests of the registered holders.

If the number of outstanding ordinary shares is increased by a share dividend payable in ordinary shares, or by a split-up of ordinary shares or other similar event, then, on the effective date of such share dividend, split-up or similar event, the number of ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding ordinary shares. A rights offering to holders of ordinary shares entitling holders to purchase ordinary shares at a price less than the fair market value will be deemed a share dividend of a number of ordinary shares equal to the product of (i) the number of ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for ordinary shares) multiplied by (ii) one (1) minus the quotient of (x) the price per ordinary share paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for ordinary shares, in determining the price payable for ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if Andina, at any time while the warrants are outstanding, pays a dividend or makes a distribution in cash, securities or other assets to the holders of ordinary shares on account of such ordinary shares (or other shares into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of ordinary shares in connection with a proposed initial business combination, or (d) in connection with the redemption of Andina’s public shares upon its failure to consummate its initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each ordinary share in respect of such event.

If the number of outstanding ordinary shares is decreased by a consolidation, combination, reverse shares split or reclassification of ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse shares split, reclassification or similar event, the number of ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding ordinary shares.

Whenever the number of ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of ordinary shares so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding ordinary shares (other than those described above or that solely affects the par value of such ordinary shares), or in the case of any merger or consolidation of Andina with or into another corporation (other than a consolidation or merger in which Andina is the continuing corporation and that does not result in any reclassification or reorganization of its outstanding ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of Andina as an entirety or substantially as an entirety in connection with which Andina is dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. The warrant agreement provides for certain modifications to what holders of warrants will have the right to purchase and receive upon the occurrence of certain events, and that if more than 30% of the consideration receivable by the holders of ordinary shares in the applicable event is payable in the form of ordinary shares in the successor entity that is not listed for trading on a national securities exchange or on the OTC Bulletin Board, or is not to be so listed for trading immediately following such event, then the warrant exercise price will be reduced in accordance with a formula specified in the warrant agreement.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to Andina, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive ordinary shares. After the issuance of ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

Except as described above, no public warrants will be exercisable and Andina will not be obligated to issue ordinary shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the ordinary shares issuable upon exercise of the warrants is current and the ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, Andina has agreed to use its best efforts to meet these conditions and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants.

Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.8% of the ordinary shares outstanding.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, Andina will, upon exercise, round up or down to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

Purchase Options

EarlyBirdCapital and/or its designees purchased two unit purchase options from Andina in connection with its initial public offering. The first purchase option entitles the holder to purchase up to 400,000 units. EarlyBirdCapital paid Andina $100 for the first purchase option. The units issuable upon exercise of the first purchase option are identical to those offered in Andina’s initial public offering. The first purchase option is exercisable for $11.00 per unit, and may be exercised on a cashless basis. The first purchase option is exercisable commencing on a business combination and expires March 16, 2017.

The second purchase option will entitle the holder to purchase up to 500,000 units. EarlyBirdCapital paid Andina $500,000 for the second purchase option, or $1 per unit underlying each option. The units issuable upon exercise of the second purchase option are identical to those offered in Andina’s initial public offering, except that the warrants included in the units are not redeemable so long as they are held by EarlyBirdCapital or its affiliates. The second purchase option is exercisable for $10.00 per unit, and may be exercised on a cashless basis. The second purchase option is exercisable commencing on a business combination and expires March 16, 2017.

Dividends

Andina has not paid any cash dividends on its ordinary shares to date and does not intend to pay cash dividends prior to the merger. The payment of cash dividends in the future, including after the merger, will be dependent upon Andina’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger. The payment of any dividends subsequent to the merger will be within the discretion of Andina’s then board of directors. It is the present intention of Andina’s board of directors to retain all earnings, if any, for use in Andina’s business operations and, accordingly, the board does not anticipate declaring any dividends in the foreseeable future.

Transfer Agent and Warrant Agent

The transfer agent for Andina’s securities and warrant agent for its warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

Listing of Andina’s Securities

The units, and the ordinary shares and warrants are listed on the Nasdaq Capital Market under the symbols ANDAU, ANDA and ANDAW, respectively. Andina cannot assure you that its securities will continue to be listed on the Nasdaq Capital Markets as it might not in the future meet certain continued listing standards.

Certain Differences in Corporate Law

Cayman Islands companies are governed by the Companies Law. The Companies Law is modeled on English Law but does not follow recent English Law statutory enactments, and differs from laws applicable to United States corporations and their shareholders. Set forth below is a summary of the material differences between the provisions of the Companies Law applicable to Andina and the laws applicable to companies incorporated in the United States and their shareholders.

Mergers and Similar Arrangements.  Cayman Islands Corporate law has recently been amended to simplify mergers and consolidations where two or more companies are being formed into a single entity. Cayman Islands companies may merge or consolidate with other foreign companies provided that the laws of the foreign jurisdiction permit such merger or consolidation, and the surviving company may be either a Cayman Islands company or a foreign company.

Under the new rules a merger or consolidation plan is proposed by the directors of the merging companies and must be authorised by each company by way of a shareholder resolution approved by the holders of not less than two thirds of the ordinary shares present (in person or represented by proxy) and entitled to vote on such transaction. Accordingly, if the merger is not completed and Andina structures a business combination that involves a direct merger with the company (as opposed to with a wholly owned subsidiary), such transaction would need to be approved by two thirds of the ordinary shares present (in person or represented by proxy) and entitled to vote on such transaction. Creditors must be asked to approve the merger although application can be made to the Grand Court of the Cayman Islands to proceed notwithstanding a dissenting creditor. If the merger plan is approved it is then filed with the Cayman Islands Registrar along with a declaration by a director of each company. The Registrar of Companies will then issue a certificate formalizing the merger or consolidation. The surviving entity remains active while the other company or companies are automatically dissolved. Dissenting shareholders in a merger or consolidation of this type are entitled to payment of the fair value of their shares if such shareholder provides a written objection before the vote.

Cayman companies may also be restructured or amalgamated under supervision of the Grand Court of the Cayman Islands by way of a “scheme of arrangement”. Andina is not using a scheme of arrangement for the merger, and does not anticipate the use of a scheme of arrangement for another business combination in the event the merger is not consummated, because a business combination can be achieved through other means, such as a share capital exchange, merger (as described above), asset acquisition or control, through contractual arrangements, of an operating business. In the event that a business combination is sought pursuant to a scheme of arrangement it would require the approval of a majority, in number, of each class of shareholders and creditors with whom the arrangement is to be made and who must in addition represent three-fourths in value of each such class of shareholders or creditors, as the case may be, that are present and voting either in person or by proxy at a meeting. The convening of the meetings and subsequently the terms of the arrangement must be sanctioned by the Grand Court of the Cayman Islands. While a dissenting shareholder would have the right to express to the Court the view that the transaction should not be approved, the Court can be expected to approve the arrangement if it satisfies itself that:

•	the company is not proposing to act illegally or beyond the scope of its corporate authority and the statutory provisions as to majority vote have been complied with;
•	the shareholders have been fully informed and were fairly represented at the meeting in question;
•	the arrangement is such as a businessman could reasonably approve; and
•	the arrangement would not amount to a “fraud on the minority.”

When a takeover offer is made and accepted by holders of 90% of the shares to whom the offer is made within four months, the offeror may, within a two-month period, require the holders of the remaining shares to transfer such shares on the terms of the offer. An objection can be made to the Grand Court of the Cayman Islands but this is unlikely to succeed unless there is evidence of fraud, bad faith, collusion or inequitable treatment of the shareholders.

In a scheme of arrangement a dissenting shareholder would have no rights comparable to appraisal rights, which would otherwise ordinarily be available to dissenting shareholders of United States corporations, providing rights to receive payment in cash for the judicially determined value of the shares.

Shareholders’ Suits.  Andina’s Cayman Islands counsel is not aware of any reported class action having been brought in a Cayman Islands court. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. In most cases, Andina will be the proper plaintiff in any claim based on a breach of duty owed to the company, and a claim against (for example) its officers or directors usually may not be brought by a shareholder. However, based on English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:

•	a company is acting, or proposing to act, illegally or beyond the scope of its authority;
•	the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or
•	those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against Andina where the individual rights of that shareholder have been infringed or are about to be infringed.

Enforcement of civil liabilities.  The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the Federal courts of the United States. Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United Sates, the courts of the Cayman Islands will recognize a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment:

•	is given by a competent foreign court;
•	imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;
•	is final;
•	is not in respect of taxes, a fine or a penalty; and
•	was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.

Second Amended and Restated Memorandum and Articles of Association

Andina’s second amended and restated memorandum and articles of association filed under the laws of the Cayman Islands contain provisions designed to provide certain rights and protections to its shareholders prior to the consummation of a business combination. The following are the material rights and protections contained in Andina’s amended and restated memorandum and articles of association:

•	the right of public shareholders to exercise conversion rights and surrender their shares in lieu of participating in a proposed business combination or sell their shares back to Andina in a tender offer;
•	a prohibition against completing a business combination unless Andina has net tangible assets of at least $5,000,000 upon consummation of such business combination;
•	a requirement that if Andina seeks shareholder approval of any business combination, a majority of the outstanding ordinary shares voted must be voted in favor of such business combination;
•	the separation of Andina’s board of directors into three classes and the establishment of related procedures regarding the standing and election of such directors;
•	a requirement that Andina’s management take all actions necessary to liquidate Andina’s trust account in the event Andina does not consummate a business combination by December 22, 2013; and
•	limitation on shareholders’ rights to receive a portion of the trust account.

Andina’s second amended and restated memorandum and articles of association provide that they may not be amended prior to the consummation of the initial business combination without the approval of 90% of its outstanding ordinary shares. If Andina receives such approval, any provision may be amended.

PRICE RANGE OF ANDINA SECURITIES AND DIVIDENDS

Market Price of Units, Ordinary Shares and Warrants

Andina’s units, ordinary shares and warrants are traded on Nasdaq under the symbol ANDAU, ANDA and ANDAW, respectively. Prior to the closing of the merger, Andina’s units will cease public trading and will be mandatorily separated into their component parts (one ordinary share and one warrant to purchase one ordinary share). The following table sets forth the high and low sales prices for the periods indicated since the units commenced trading March 19, 2012 and since the ordinary shares and warrants commenced public trading separately on May 10, 2013.

The closing price for each unit, ordinary share and warrant of Andina on August 16, 2013, the last trading day before announcement of the execution of the merger agreement, was $10.96, $10.05, and $0.25, respectively. As of October 31, 2013, the closing price for each unit, ordinary share and warrant of Andina was $10.95, $10.14 and $0.50, respectively.

	Ordinary Shares		Warrants		Units
Period	High	Low	High	Low	High	Low
Fiscal 2013 (ending 2/28/2014):
Third Quarter*	$10.08	$10.03	$0.500	$0.400	$10.96	$10.38
Second Quarter	$10.08	$9.93	$0.500	$0.170	$10.96	$10.08
First Quarter	$10.00	$9.90	$0.270	$0.130	$10.36	$10.00
Fiscal 2012 (ending 2/28/13):
Fourth Quarter	$10.00	$9.80	$0.270	$0.130	$10.12	$10.00
Third Quarter	$12.66	$9.60	$0.250	$0.180	$10.12	$10.00
Second Quarter	$9.77	$9.50	$0.375	$0.210	$10.00	$9.90
First Quarter**	$10.00	$9.50	$0.395	$0.350	$10.04	$9.90

*	Through October 31, 2013.
**	Period commences March 19, 2012 for Andina’s units and May 10, 2012 for Andina’s warrants and ordinary shares.

Holders of Andina units, ordinary shares and warrants should obtain current market quotations for their securities. The market price of Andina units, ordinary shares and warrants could vary at any time before the merger.

Holders

As of the record date, there were [•] holders of record of Andina’s units, [•] holders of record of Andina’s ordinary shares and [•] holders of record of Andina’s warrants.

Dividends

Andina has not paid any cash dividends on its ordinary shares to date and does not intend to pay dividends prior or subsequent to the completion of the merger. It is the present intention of Andina’s board of directors to retain all earnings, if any, for use in Andina’s business operations and, accordingly, Andina’s board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends subsequent to the merger will be within the discretion of Andina’s then board of directors and will be contingent upon Andina’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger.

APPRAISAL RIGHTS

Andina’s shareholders do not have appraisal rights under the Companies Law in connection with the merger or the other proposals.

SHAREHOLDER PROPOSALS

The Andina 2014 annual general meeting of shareholders will be held on or about [           ], 2014 unless the date is changed by the board of directors. If you are a shareholder and you want to include a proposal in the proxy statement for the 2014 annual general meeting, you need to provide it to Andina by [           ], 2014. If you are a shareholder and you want to present a matter to be considered at the 2014 annual general meeting, and you do not give notice of the matter to Andina by [           ], 2014, Andina may confer discretionary authority to vote on such matter with respect to all of the proxies solicited by it. You should direct any proposals or notices to Andina’s secretary at Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia (if sent before the merger) or at Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia (if sent after the merger). If Andina does not consummate a business combination transaction on or before December 22, 2013, there will be no annual general meeting in 2014.

OTHER SHAREHOLDER COMMUNICATIONS

Shareholders and interested parties may communicate with Andina’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Andina Acquisition Corporation, Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia (if sent before the merger) or Tecnoglass Inc., Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia (if sent after the merger). Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

INDEPENDENT AUDITORS

The consolidated financial statements of Tecnoglass and ES at December 31, 2012 and 2011, and for each of the two years in the period ended December 31, 2012, included in this proxy statement have been audited by Crowe Horwath CO S.A., an independent registered public accounting firm, as set forth in their reports appearing elsewhere herein.

The consolidated financial statements of Andina Acquisition Corporation (a company in the development stage) at February 28, 2013 and February 29, 2012, and for the year ended February 28, 2013, the period from September 21, 2011 (inception) to February 29, 2012 and for the period from September 21, 2011 (inception) to February 28, 2013, appearing in this proxy statement have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report, thereon (which contains an explanatory paragraph relating to substantial doubt about the ability of Andina Acquisition Corporation (a company in the development stage) to continue as a going concern as described in Note 1 to the financial statements), appearing elsewhere in this prospectus, and are included in reliance on such report given on the authority of such firm as an expert in auditing and accounting.

Representatives of Marcum and Crowe Horwath will be present at the shareholder meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Andina and the services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of Andina’s annual report to shareholders and Andina’s proxy statement. Upon written or oral request, Andina will deliver a separate copy of the annual report to shareholder and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that Andina deliver single copies of such documents in the future. Shareholders receiving multiple copies of such documents may request that Andina deliver single copies of such documents in the future. Shareholders may notify Andina of their requests by calling or writing Andina at its principal executive offices at Andina Acquisition Corporation, Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia, Telephone: 57-1-281-1811 (if before the merger) or Tecnoglass Inc., Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia, Telephone: [•] (if after the merger).

WHERE YOU CAN FIND MORE INFORMATION

Andina files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Andina with the Securities SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Andina at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this document relating to Andina has been supplied by Andina, and all such information relating to Tecnoglass Holding has been supplied by Tecnoglass Holding. Information provided by one another does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or if you have questions about the acquisition, you should contact via phone or in writing:

The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Tel: (212) 371-8660
Fax: (212) 421-1278

Index to Financial Statements

Page
Tecnoglass S.A.
Report on Review of Interim Financial Statements	FS-3
Balance Sheets (Unaudited) as of September 30, 2013 and December 31, 2012	FS-4
Statement of Income and Comprehensive Income (Unaudited) for the nine months ended September 30, 2013 and 2012	FS-5
Statement of Changes in Stockholder’s Equity (Unaudited) for the nine months ended September 30, 2013 and 2012	FS-6
Statement of Cash Flow (Unaudited) for the nine months ended September 30, 2013 and 2012	FS-7
Notes to the Financial Statements (Unaudited)	FS-0
Independent Auditors’ Report	FS-21
Balance Sheets as of December 31, 2012 and December 31, 2011	FS-22
Statement of Income and Comprehensive Income for the years ended December 31, 2012 and 2011	FS-23
Statement of Changes in Stockholder’s Equity for the years ended December 31, 2012 and 2011	FS-24
Statement of Cash Flow for the years ended December 31, 2012 and 2011	FS-25
Notes to the Financial Statements (Unaudited)	FS-26
C.I. Energia Solar S.A. E.S. Windows
Report on Review of Interim Financial Statements	FS-45
Balance Sheets (Unaudited) as of September 30, 2013 and December 31, 2012	FS-46
Statement of Income and Comprehensive Income (Unaudited) for the nine months ended September 30, 2013 and 2012	FS-47
Statement of Changes in Stockholder’s Equity (Unaudited) for the nine months ended September 30, 2013 and 2012	FS-48
Statement of Cash Flow (Unaudited) for the nine months ended September 30, 2013 and 2012	FS-49
Notes to the Financial Statements (Unaudited)	FS-50
Independent Auditors’ Report	FS-64
Balance Sheets as of December 31, 2012 and December 31, 2011	FS-65
Statement of Income and Comprehensive Income for the years ended December 31, 2012 and 2011	FS-66
Statement of Changes in Stockholder’s Equity for the years ended December 31, 2012 and 2011	FS-67
Statement of Cash Flow for the years ended December 31, 2012 and 2011	FS-68
Notes to the Financial Statements (Unaudited)	FS-69
Andina Acquisition Corporation
Condensed Balance Sheets (Unaudited) as of August 31, 2013 and February 28, 2013	FS-87
Condensed Statements of Operations (Unaudited) for the Six Months Ended August 31, 2013 and 2012 and the Periods From September 21, 2011 (Inception) to August 31, 2013	FS-88
Condensed Statements of Changes in Shareholders’ (Deficit)/Equity (Unaudited) For the Six Months Ended August 31, 2013 and 2012 and the Period From September 21, 2011 (Inception) to August 31, 2013	FS-89
Condensed Statements of Cash Flows (Unaudited) For the Six Months Ended August 31, 2013 and 2012 and the Period From September 21, 2011 (Inception) to August 31, 2013	FS-90

Page
Notes to Condensed Financial Statements (Unaudited)	FS-93
Report of Independent Registered Public Accounting Firm	FS-104
Balance Sheets as of February 28, 2013 and February 29, 2012	FS-105
Statements of Operations For the Year Ended February 28, 2013 and the Periods from September 21, 2011 (Inception) to February 28, 2013 and February 29, 2012	FS-106
Statements of Changes in Shareholders’ (Deficit) Equity For the Year Ended February 28, 2013 and the Periods from September 21, 2011 (Inception) to February 28, 2013 and February 29, 2012	FS-107
Statements of Cash Flows For the Year Ended February 28, 2013 and the Periods from September 21, 2011 (Inception) to February 28, 2013 and February 29, 2012	FS-108
Notes to Financial Statements	FS-109

Crowe Horwath CO S.A. Member Crowe Horwath International Carrera 53 No 82-86, Of 601 Barranquilla, Colombia NIT 830.000.818-9 57.5.385.1888 MAIN barranquilla@crowehorwath.com.co www.crowehorwath.com.co

REPORT ON REVIEW OF INTERIM FINANCIAL STATEMENTS
Barranquilla, October 28, 2013
To the Shareholders and Board of Directors
Tecnoglass S.A.

We have reviewed the accompanying interim financial statements of Tecnoglass S. A. These interim financial statements comprise the Balance Sheet of Tecnoglass S. A. as of September 30, 2013 and 2012, and the related statements of income, changes in stockholder’s equity, and cash flows for the nine-month periods then ended. These interim financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

/s/ Crowe Horwath CO S.A.

CROWE HORWATH CO S.A.

/s/ Alexander Camargo Mahecha

ALEXANDER CAMARGO MAHECHA
Partner

Crowe Horwath CO S.A. is member of Crowe Horwath International.

TECNOGLASS S.A.
Financial Statements
September 30, 2013 and 2012

Balance Sheet
(Amount stated in thousands of US Dollars)

	Notes	Sept 30, 2013	Sept 30, 2012
Assets
Current assets
Cash on hand and cash equivalents	3	2.416	476
Investments	6	3.713	2.331
Account receivables	4
Clients		19.588	14.238
Related parties		26.904	24.089
Others		12.407	8.922
Allowance for doubtful accounts		(400)	(270)
		58.499	46.979
Deferred income taxes		10	14
Inventories	5	12.301	12.329
Deferred charges		540	1.295
Total current assets		77.479	63.424
Not current assets
Properties and Equipment, net	7	54.821	40.482
Other assets		163	173
Total not current assets		54.984	40.655
Total assets		132.463	104.079
Liabilities and stockholders’ equity
Current liabilities
Financial liabilities	8	4.774	3.862
Account payables and accrued expenses	9	38.351	21.782
Taxes payable	10	241	1.564
Labor liabilities	11	10	7
Accrued liabilities and provisions	12	2.650	1.997
Advances from customers	13	1.618	2.551
Total current liabilities		47.664	31.763
Non current Liabilities
Financial liabilities	8	45.540	31.535
Total liabilities		93.184	63.298
Equity:
Common stock, Col $1.000 par value, 50.700 shares authorized, 50.700 shares issued and paid.		863	863
Legal reserves		648	648
Common stock – Additional paid Capital		45.444	45.444
Retained earnings		(10.125)	(12.744)
Net Income		1.492	2.737
Cumulative translation adjustments		957	3.833
Total stockholders’ equity		39.279	40.769
Total liabilities and stockholders’ equity		132.463	104.079

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Financial Statements
September 30, 2013 and 2012

Statements of income and comprehensive income
(Amount stated in thousands of US Dollars)

	Notes	Sept 30, 2013	Sept 30, 2012
Operating revenues
Customers	14	50.146	40.981
Related parties		28.851	21.229
		78.997	62.210
Cost of sales	15	64.883	49.717
Gross profit		14.114	12.493
Operating expenses:
Sales	16	5.805	4.613
Administration	17	2.734	2.124
Operating expenses net
Operating profits		5.575	5.756
Non-operating revenues	18	1.287	2.054
Non-operating expenses	19	4.427	3.609
Profit before taxes		2.435	4.201
Income tax provision	10	943	1.464
Net Income		1.492	2.737
Comprehensive Income	10
Translation adjustments		3.565	3.011

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Financial Statements
September 30, 2013 and 2012

Statement of changes in stockholder's equity
(Amount stated in thousands of US Dollars)

	Capital Stock	Legal Reserves	Common stock- Additional paid capital	Retained earnings	Net income	Cumulative translation adjustments	Total Stockholders’ equity
Balances as of December 31, 2011	842	648	43.948	(7.638)	(5.189)	6.763	39.374
Appropriations:
Movement of the period	21	—	1.496	(5.106)	5.189	(2.930)	(1.330)
Net Income	—	—	—	—	2.725		2.725
Balances as of Sept 30, 2012	863	648	45.444	(12.744)	2.725	3.833	40.769
Balances as of December 31, 2012	863	648	45.444	(12.436)	2.402	4.522	41.443
Appropriations:
Movement of the period				2.311	(2.402)	(3.565)	(3.656)
Net income					1.492		1.492
Balances as of Sept 30, 2013	863	648	45.444	(10.125)	1.492	957	39.279

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Financial Statements
September 30, 2013 and 2012

Statement of Cash Flow
(Amount stated in thousands of US Dollars)

	Sept 30, 2013	Sept 30, 2012
Cash flow of operating activities
Net income	1.492	2.725
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4.509	3.695
Amortization
Changes in operating assets and liabilities:
Increase in accounts receivables	(10.755)	(27.887)
Increase in inventories	1.135	(3.337)
Increase in deferred	385	(1.225)
Increase in account payables	15.804	(3.075)
Decrease in tax payables	(2.116)	(741)
Decrease in labor liabilities	(2)	(1)
Increase in provisions	1.561	1.550
Decrease in other liabilities	2.705	93
Increase in other assets	13	(13)
Net cash provided by (used for) operating activities	9.321	(28.215)
Cash flow from investing activities:
Additions of property and equipment	(16.292)	(7.377)
Proceeds from sale of property and equipment	0	13.793
Increase in investment	(1.462)	(1.358)
Net cash used by investing activities	(17.754)	5.058
Cash flow from financing activities:
Financial liabilities	13.698	19.673
Net cash provided by financing activities	13.698	19.673
Effect of exchange rate on cash and cash equivalents	(3.656)	3.186
Net Increase (Decrease) in Cash and cash equivalents	1.609	(286)
Cash at the beginning of the period	807	762
Cash at the end of the period	2.416	476

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity

Tecnoglass S.A. (“Tecnoglass” or the “Company”) was incorporated through Public Deed 990 dated the 18th of April 1994 of Notary Public 3rd of Barranquilla, Colombia.

Tecnoglass S.A. was founded in 1994 to handle the production, processing, marketing, and export of glass in all its forms, such as tempered safety glass, double thermo acoustic glass, and laminated glass.

In 2007, Tecnoglass opened the Alutions factory to perform the processes of extrusion, smelting, painting, anodizing, export, import, and marketing of aluminum in all its forms and derivations.

The Alutions plant relies on a smelting furnace that provides more than 90% of the aluminum, raw material needed for production.

The company has three gas-fueled power generation plants capable of meeting all energy consumption needs for the whole industrial complex.

The quality of product is recognized at the highest levels. One of the most compelling pieces of evidence of the product quality is to have been nominated to produce and supply windows — with high standards of security, quality, and acoustics — for the NASA building in Cape Canaveral, Florida, in the United States.

In November 2007 the company obtained benefits as a largest exporter (ALTEX).

Growth of Tecnoglass

Tecnoglass S.A. was incorporated on April 18, 1994 as an alternative in the production of tempered glass in response to the unmet demand of processed glass on the market.

The types of glass that were offered from the beginning inception of the company were:

•	Tempered
•	Thermo acoustic
•	Curved
•	Screen print (Serigraphy)

In 2001, laminated glass was added to the company portfolio.

Over the years and due to the increasing demand, the Company has augmented its production capacity in all lines. In late 2012, the Company acquired important equipment, whose strategic importance is the ability to meet the growing demand for highly specialized products for an exclusive market, as well as in increasing production capacity.

Growth of Alutions by Tecnoglass

In 2007, Tecnoglass S.A. invested in a modern aluminum extrusion factory and in three industrial plants (one for painting, one for anodizing, and one for smelting) with equipment of the highest level.

In mid-2008, the company acquired a second extruder specifically for small diameter work with capacity of 180 tons/month.

Initially, Alutions was devoted exclusively to producing aluminum profiles, but in late 2007 expanded its portfolio to include sticks, rods and plates, among others.

In February 2013, the third extruder plant entered into products lines leading to an effective installed capacity of 1000 tons per month, in order to be able to adequately meet the demand for aluminum products.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity  – (continued)

Tecnoglass — History

1994	Tecnoglass founded to meet the demand for a product of high quality, competitive price, and timely deliveries.
1995	Beginning of production of tempered glass, screen printing, and insulated glass.
2000	Certification of Quality ISO 9001.
2001	Creation of the first laminated line.
2002	Creation of the second and third laminated lines.
2003	Creation of the fourth laminated line.
2004	Environmental Certificate ISO 14001 and Certification SGCC for tempered and laminated glass that complies with the standards of the American National Standard Institute ANSI Z97.1 — 2004.
2005	Energy generation with the purchase of power plants.
2007	Beginning of operation of Alutions by Tecnoglass. Creation of the insulated glass line.
2009	Application “Heat Test soak” in our products. Second line of serigraphy is created.
2011	Purchase machinery of FRANCESCA FC 1600, improving the quality and delivery time of orders.
2012	Beginning of the investment plan in land, machinery, equipment, and warehouse with the latest technology. The investment reached [COP] $60.000 million and would be completely implemented in 2013.

Note 2. — Summary of Significant Accounting Policies

Basis of Preparation and Presentation

The accompanying Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Tecnoglass S.A. maintains its accounting books in conformity with the accounting principles and practices generally accepted in Colombia. Accordingly, the company made the required adjustments to convert the financial statements in accordance with US GAAP.

Functional Currency and Translation of Financial Statements

The functional currency of the Company in Colombia is the Columbian Peso. In accordance with ASC 830-30 Translation of Financial Statements, the financial statements of the Company prepared in the functional currency will be translated into the US. Dollar, the reporting currency. Translation adjustments resulting from the process of translating financial statements from the functional currency into the reporting currency will be recorded as translation adjustments in the Statement of Income and Comprehensive Income and as cumulative translation adjustments in Equity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented.

Tecnoglass S.A. reviews all significant estimates affecting its Financial Statements on a recurring basis and records the effect of any necessary adjustments prior to their issuing. Judgments and estimates are based on Tecnoglass S.A.’s beliefs and assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Estimates are primarily used in Tecnoglass S.A.’s assessment of the allowance for investments accounts and useful lives of assets, revenue recognition for construction contracts, as well as the provision (benefit) for income taxes.

Foreign Currencies

Foreign currency-denominated transactions and balances are translated into Colombian pesos using the market representative exchange rate, duly certified by the Office of the Superintendent of Finance in Colombia.

The exchange rate used for adjusting the resulting balance in US Dollars as of September 30, 2013 and 2012, were COP$1.914,65 and COP$1.800,52 respectively. Differences in favor of, or against, are recorded in financial expenses or revenues.

Cash and Cash Equivalents

Cash and cash equivalents include bank balances and all highly liquid investments with a maturity of three months or less that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value. The carrying amounts of these investments approximate market value.

Long-Term Investments

Long-term investments consist principally of participation in the shares of entities where the Company does not exert control. These investments are recorded at equity method and the Company evaluates periodically whether there might exist non-temporary circumstances that require an impairment.

Accounts Receivable

Trade accounts receivable are recorded at the amounts invoiced and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated Statement of Cash Flow.

The accounts receivable is presented according to their degree of enforceability. All receivables are insured and the accounts receivable allowance is determined based upon the uncollectible accounts, keeping in mind the insurance deductible.

Inventories

Inventories consist primarily of parts and supplies held for use in the ordinary course of business, which are valued by Tecnoglass S.A. at the lower of cost or market as determined by using the average costing method. Inventories also include certain job specific materials not yet installed which are valued using the specific identification method.

Machinery and Equipment, net

Machinery and Equipment, net are recorded at cost adjusted, and depreciated using the straight-line method over their estimated useful lives. The following are the annual depreciation rates used:

Annual depreciation rates
Machinery and equipment	10%
Furniture and fixtures	10%
Computer equipment	20%

The Company does not estimate any residual value for its assets because it considers the value to be relatively unimportant; therefore, the assets are fully depreciated. Repair and maintenance expenses are charged to operations as incurred.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Capital Leases

Rights in capital leases with a purchase option are recorded as assets at the present value of the lease payments and purchase option (bargain purchase), calculated from the contract beginning date based on the Return on Investment rate of the respective contract and simultaneously liabilities are recorded. These rights are amortized and recorded using the straight-line method at rates of 10% for equipment and 20% for vehicles and computer equipment. The depreciation rates are determined to coincide with minimum depreciation periods in accordance with tax regulations in Colombia and the estimated useful lives based on maintenance records.

Deferred

The following items are taken as deferred charges:

a)	Insurance expenses, which are amortized during the corresponding policies’ validity.
b)	Costs and expenses incurred in the purchase of software and licenses, which are amortized over a period of three years.
c)	Semiannual maintenance of the aluminum plant, which is amortized over a period of six months.

Income Taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Income tax regulations applicable to Tecnoglass S.A. are as follows:

a)	As a general rule, taxable income is subject to a 33% income tax rate, except for taxpayers managing special rates upon express disposition.
b)	The basis for determining income tax may not be above 3% of the Company’s net equity on the last day of the immediately preceding period.
c)	As of taxable year 2007, the inflation adjustments system was eliminated for tax, and the tax on occasional gains was reactivated for legal persons. This tax is to be applied on total taxable occasional gains obtained by taxpayers during the year. The unique rate applicable on occasional gains taxable until 2012 is 33%. Article 109 of Act 1607 of December 2012 established a new tax rate on occasional gains for companies and is to be applied as of 2013; such rate is equivalent to 10%.
d)	As of taxable year 2007, and just for tax purposes, taxpayers may readjust, on an annual basis, the cost of movable and immovable properties held as fixed assets. The adjustment percentage will be fixed by the Tax Authorities by means of Resolution.
e)	Until taxable year 2010, and for taxpayers signing a legal stability agreement until December 31, 2012, the special deduction on account of fixed asset investment corresponds to 30%. Such deduction does not generate taxable income to partners or shareholders.

Taxpayers acquiring amortizable fixed assets as of January 1, 2007 and using the deduction established herein may only amortize such assets by the straight-line system and will not be entitled to profit from the audit benefit even if they meet the budgets established in the tax regulations with the purpose of accessing it. If the asset is no longer used in the income producing activity or is

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

disposed of before the end of its useful life, a recovery income in proportion to the remaining useful life should be incorporated at the time of its abandonment or sale.

f)	As of December 31, 2012 and 2011, Tecnoglass S.A. hasn’t tax losses. According to tax regulations in force, tax losses from taxable years 2003 through 2006 may be offset, readjusted on a tax basis, with the ordinary net income of the subsequent eight years, without exceeding 25% of the loss amount during the year, and without prejudice to the year’s presumptive income. Losses giving rise as of taxable year 2007 may be offset, readjusted on a tax basis at any time, without percentage limitation, with ordinary net income without prejudice to the year’s presumptive income. Companies’ losses will not be transferable to partners. Tax losses on account of non-taxable income or occasional gain, and costs and deductions not having accrual relation with regard to the generation of taxable income could be offset, in any case, with the taxpayer's net income.
g)	As of 2004, income taxpayers performing transactions with related parties abroad and/or residents of countries considered as tax havens are required to determine, for income tax effects, their ordinary and extraordinary income, costs and deductions, and assets and liabilities, considering, for such transactions, market prices and profit margins. At December 2012 Tecnoglass S.A. had transactions with related parties abroad, therefore there is no additional tax provision.

Equity Tax — (Local Currency)

For taxable year 2011, the tax on equity was established for income taxpayers, under Act 1370 of 2009. Therefore, taxpayers owning net equity exceeding $2,573 shall pay a 4.8% rate, and those owning net equity between $1,544 and $2,573 shall pay a 2.4% rate on such equity.

A new rate for taxpayers required to pay such tax was included by means of Emergency Decree Number 4825 of December 2010. Such rates are: 1% for net equity between $544 and $1,044, and 1.4% for equity between $1,044 and $1,567.

In addition, a surcharge of 25% was established by such Decree on this tax, which is only applicable to equity taxpayers under Act 1370 of 2009.

Recognition of Revenues, Costs and Expenses

Tecnoglass’ revenue earning activities involve delivering and producing goods, rendering services or other activities that constitute the ongoing major or central operations. Revenues are considered to have been earned when the entity has substantially accomplished what it must do to be entitled to the benefits represented by revenues.

For the Revenue Recognition the company takes into account fundamental aspects like:

Persuasive evidence of an arrangement exists. All sales are quoted prior to customers. Once they confirm it, clients issue purchase orders for their products. Here it is defined among others, kind of service, products, quantities, unit prices and delivery dates thereof.

Delivery has occurred or services rendered have been. The delivery of the goods is considered when the customer takes title to the property and assumes all risks of ownership. At the end of each period the Company carry out an assessment of the products sold in transits to determine which have not been received by customers and establish reversals in sales and cost of sales for the corresponding amounts

The seller’s price to the buyer is fixed or determinable. Sales prices are negotiated previously through clients Purchases Orders which it is indicated here in Collectability is reasonably assured. The company previously carries out a credit evaluation for its customers. Likewise in order to secure the Accounts Receivables payments, it is a Company policy to have insurance policies with different companies to make sure that the collections are done as they agreed in the term conditions.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Accounting Estimates

For the preparation of financial statements in conformity with generally accepted accounting principles, Management is required to make certain estimates and assumptions that affect the asset and liability figures reported, and the amounts of revenues and expenses reported during the reporting period.

Investments

Investments are classified as: i) liquidity management investments; ii) investments for policy purposes; and iii) equity investments.. Investments in associates in which the Company exerts significant influence are recorded using the equity method.

Significant influence is defined as the power the entity has, whether the percentage of ownership is 50% or lower, to participate in setting and directing the financial and operational policies of another entity for the purpose of obtaining profits from that entity.

Fair Value of Financial Instruments

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 Inputs:  Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

Level 2 Inputs:  Other than quoted prices included in Level 1 Inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 Inputs:  Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The fair value is determined in accordance with the Level 1 Input of the hierarchy. The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash and cash equivalents, accounts receivable, accounts payable and advances and deposits received from customers: the carrying amounts approximate fair value, because of the short maturity of these instruments.

Financial obligations:  the carrying amounts represent the fair value, because the interest rate negotiated considers the market interest rate at December 31, 2011.

Cash Equivalents

For purposes of the presentation in the statements of cash flows, the Company includes in the cash equivalents item investments with maturities of three or less months from their initial date of issue.

Impairment of Long Lived Assets

All long lived assets are tested to determine if they are recoverable from operating earnings on an undiscounted cash flow basis over their useful lives whenever events or changes in circumstance indicate that the carrying value may not be recoverable.

When the Company determine that the carrying value of long lived assets and definite life intangible assets may not be recoverable, the Company measure any impairment loss based on a projected discounted cash flow method using a discount rate determined to be commensurate with the inherent risk of its current business model.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Comprehensive Income

Comprehensive income includes net income as well as other items required by specific accounting standards to be reflected in stockholders’ equity but which do not constitute capital contributions, reductions or distributions.

New Accounting Pronouncements

A number of new standards, amendments to standards and interpretations are effective for annual periods beginning after January 1st, 2013, and have not been applied in preparing these financial statements. Tecnoglass S.A. does not expect any significant effect on the US GAAP disclosure and financial information in the consolidated financial statements based on the new standards.

Accounting Standards and Amendments Issued but Not Yet Applied

In February 2013, the FASB issued “ASU 2013 - 02: Comprehensive income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amount reclassified out of comprehensive income by component. In addition, an entity is required to present significant amounts reclassified out of accumulated other comprehensive income by line them. This new requirement will present information about significant amounts reclassified in one place. Currently, this information is presented in different places throughout the financial statements. For public entities, the amendments are effective prospectively for the period beginning after December 15, 2012. For non-public entities, the amendments are effective prospectively for the period beginning after December 15, 2013. Early adoption is permitted. This update is not intended to significantly change US GAAP.

Adoption of New Accounting Pronouncements

During 2012 New Accounting pronouncements were issued as follows:

ACCOUNTING PRONOUNCEMENTS	TITLE	Summary
ASU 2011-09 Topic 715	Multiemployer Plan	Additional disclosures about employer’s participation plan
ASU 2011-08 Topic 350	Testing goodwill for impairment	Assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount
ASU 2011-03 Topic 860	Reconsideration of effective control for repurchase agreements	Transfer to have the ability to repurchase or redeem the financial assets on substantially the agreed upon terms
ASU 2011-02 Topic 310	Troubled debt restructuring	Amended to provide guidance to a creditor in evaluating whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties
ASU 2010-26 Topic 944	Cost associated with acquiring/renewing insurance contracts	To provide guidance on which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

ACCOUNTING PRONOUNCEMENTS	TITLE	Summary
ASU 2011-11 Topic 310	Disclosures about offsetting assets and liabilities	Requires enhanced disclosures about financial and derivative instruments that are either (I) offset in accordance with ASC 210-20-45 or 815-10-45 or (II) subject to an enforceable master netting arrangement

None of the above pronouncements had impacts on the Tecnoglass S.A. operations during the period ended June 30, 2013 and 2012.

Note 3. — Cash and cash equivalents

	Sept 30, 2013	Sept 30, 2012
Cash on hand	5	6
Local banks and current accounts	2.411	414
Local banks and savings accounts	0	56
Total Cash and cash equivalents	2.416	476

Note 4. — Accounts receivable

	Sept 30, 2013	Sept 30, 2012

Clients	19.588	14.238
Related parties	26.904	24.089
Prepaid advances	7.683	5.141
Prepaid taxes	1.232	1.883
Labor receivables	113	52
Deferred income taxes	10	14
Loans	3.379	1.846
Allowance for doubtful accounts	(400)	(270)
Total	58.508	46.993

Note 5. — Inventories

	Sept 30, 2013	Sept 30, 2012
Raw Material	7.078	7.834
Work In Process	1.908	2.390
Finishes Goods	1.173	468
Store and spares	2.059	1.559
Packing Material	83	78
Total	12.301	12.329

Note 6. — Investments

	Sept 30, 2013	Sept 30, 2012
Investment until end	1.786	766
On shares	1.938	1.572
Provision	(11)	(12)
Current	3.713	2.331

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 7. — Properties and Equipments, net

	Sept 30, 2013	Sept 30, 2012
Land	3.600	3.584
Building and constructions	33.340	27.507
Machinery and equipment	39.033	27.527
Computer equipment	1.585	1.624
Vehicles	734	665
Security Equipment	16	—
Furniture and fixtures	555	501
Sub total	78.863	61.652
Less: Accrued depreciation	(24.042)	(21.170)
Total	54.821	40.482

Note 8. — Financial Liabilities

	Sept 30, 2013	Sept 30, 2012
Local Bank	3.907	35.232
Other liabilities	867	165
Current	4.774	35.397
Local Banks	45.540	0
Non Current	45.540	0

The maturities of the financial covenants in the next six years are as follows:

TECNOGLASS

YEAR	Sept 30, 2013
2013	4.774
2014	8.136
2015	9.471
2016	8.493
2017	8.070
2018 and after	11.370
TOTAL	50.314

Note 9. — Accounts Payables and accrued expenses

	Sept 30, 2013	Sept 30, 2012
Current
Local Vendors	22.030	7.448
Foreign Vendors	7.092	5.729
Expenses Payables	8.841	8.430
Withholding for Commerce and industry	56	—
Accrued expenses payroll	332	175
Current	38.351	21.782

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 10. — Taxes payables

	Sept 30, 2013	Sept 30, 2012
Income Tax	46	—
Equity Tax and others	187	1.553
Deferred income taxes	8	11
Total Current	241	1.564

Income taxes are accounted for under the asset and liability method. Under this method, current tax expense (or benefit) is determined by applying the provisions of enacted tax law to the taxable income, and deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are calculated using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Company files income tax returns in the Republic of Colombia where, as a general rule, taxable income is subject to a 33% income tax rate for fiscal years 2011 and 2012. A minimum taxable income is calculated as 3% of net equity on the last day of the immediately preceding period and is used as taxable income if it is higher than taxable income otherwise calculated. For tax years 2013 through 2015, the income tax rate was reduced to 25% and a special tax rate of 9% will apply to certain tax payers including the Company. Starting in 2016, the rate for this tax will be 8%.

The following table presents a reconciliation of the statutory Colombia income tax rate of 33% and the Company’s effective tax rate are as follows:

	Twelve months ending
	September 2013	September 2012
Corporate income tax expense at statutory rates	33.0%	33.0%
Non-deductible expenses	6.4%	8.1.5%
Non-taxable income	-0.7%	-6.3%
Effective tax rate	38.7%	34.8%

Under Emergency Decree Number 4825, Government of Colombia government levied a special Security Tax on Equity calculated as from 1 to 4.8% of equity at December 2010, payable in four equal annual installments without interest (years 2011-2014). The Security Tax is not deductible for the purposes of calculating taxable income in any year. The company’s Security Tax liability was $2,479.

The components of income tax expense (benefit) are as follows:

	Twelve months ended September 30,
	2013	2012
Current Income Tax	927	1476
Deferred Income Tax	16	(12)
Total provision for Income tax	943	1464

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 10. — Taxes payables  – (continued)

The temporary differences that gave rise to deferred assets and liabilities are as follows:

	At September 30,
	2013	2012
Deferred tax assets:
Accounts Receivable Clients	0	36
Valuation allowance	—	—
Total deferred tax assets	224	164
Deferred tax liabilities:
Customer Advances	84	—
Total deferred tax liabilities	176	206

There are no valuation allowances for the deferred tax assets recorded.

Note 11. — Labor Liabilities

	Sept 30, 2013	Sept 30, 2012
Accrued Payroll	10	19
Total	10	19

Note 12. — Accrued liabilities and provisions

	Sept 30, 2013	Sept 30, 2012
Current
Costs and expenses – Others	2.650	1.997
Total	2.650	1.997

Note 13. — Advances from customers

	Sept 30, 2013	Sept 30, 2012
Current
Advances form customers	1.618	2.551
Total	1.618	2.551

Note 14. — Net operating revenues

	Sept 30, 2013	Sept 30, 2012
Manufacturing	52.417	61.884
Constructions	293	312
Other services	7	19
Total Income – Manufacturing industries	78.999	62.215
(less) Returns of sales	(2)	(5)
Total net operating revenues	78.997	62.210

Note 15. — Cost of sales

	Sept 30, 2013	Sept 30, 2012
Cost of sales	64.881	49.717
Total	64.881	49.717

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 16. — Sales expenses

	Sept 30, 2013	Sept 30, 2012
Personnel	494	558
Fees	8	23
Contribution and subscription	1	0
Insurance	351	233
Services	2.620	1.832
Legal expenses	223	184
Maintenance and repairs	1	1
Travel expenses	106	97
Provisions	1.803	1.511
Others	198	173
Total	5.805	4.613

Note 17. — Administration expenses

	Sept 30, 2013	Sept 30, 2012
Personnel	1.524	1.300
Fees	189	240
Taxes	680	449
Contribution and subscription	18	20
Insurance	5	13
Services	213	36
Legal expenses	8	7
Maintenance and repairs	11	3
Travel expenses	2	2
Others	84	54
Total	2.734	2.124

Note 18. — Non-operating revenues

	Sept 30, 2013	Sept 30, 2012
Financial	344	630
Rent	126	579
Proportion sales of assets	0	17
Recoveries	5	22
Matrices	644	407
Other income	168	399
Total	1.287	2.054

Note 19. — Non-operating expenses

	Sept 30, 2013	Sept 30, 2012
Financial	3.784	3.251
Others	643	358
Total	4.427	3.609

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 20. — Transactions with Related Parties

The following is a summary of assets, liabilities and income and expense transactions as of September 30, 2013 with related parties, shareholders, directors and managers:

	September 2012
Transactions	Shareholders	Directors
Accounts receivable	24.003	86
Revenues	21.229	—
Salaries	173	214
Purchases	14	—

	September 2012
Transactions	Shareholders	Directors
Accounts receivable	26.869	35
Revenues	28.851	—
Salaries	165	185
Fee	38
Purchases	24	—

Note 21. — Contingencies

Tecnoglass and its U.S. subsidiary, Tecnoglass USA, Inc., are named in a civil action for wrongful death, negligence and negligent infliction of emotional distress arising out of a workplace accident where a crate of glass fell and fatally crushed a worker during the unloading process. Tecnoglass denies liability and intends to rigorously defend the claim. Tecnoglass’s insurance carrier, AIG, is providing coverage to Tecnoglass under a $3 million wasting policy, which means that the attorneys’ fees and expenses incurred during the defense of the claim reduce the amount of coverage available. The case is scheduled for trial beginning in February 2014. Tecnoglass U.S. counsel believe that the probability of a loss in excess of $3 million is unlikely and the uninsured loss to the company is estimated to be zero.

Tecnoglass is also a named defendant in In the matter of Diplomat Properties, Limited Partnership as assignee of Shower Concepts, Inc. v. Tecnoglass Colombia, S.A. in the 17th Judicial Circuit in and for Broward County, Florida. Plaintiff Diplomat Properties, Limited (“Diplomat”) has asserted a claim for indemnification against Tecnoglass and Tecnoglass USA. The claim arises from the supplying of glass shower doors to a hotel/spa in Broward County, Florida. Specifically, in 2006, Diplomat commenced arbitration against Shower Concepts, Inc. seeking damages for breach of contract due to fractures in the installed glass shower doors. Diplomat initiated a complaint asserting various claims which were dismissed with prejudice. The only remaining claim against the Tecnoglass entities is common law indemnification. Tecnoglass denies liability and asserts that Shower Concepts was at fault and that as a joint tort feasor, it cannot sue for indemnity. A trial date has not yet been set for this case. Tecnoglass counsel believe that a liability in this claim is unlikely and immaterial.

No contingencies have been recorded for the periods ending December 31, 2012 and 2011.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 21. — Contingencies – (continued)

Crowe Horwath CO S.A. Member Crowe Horwath International
Carrera 53 No 82-86, Of 601 Barranquilla, Colombia NIT 830.000.818-9 57.5.385.1888 MAIN barranquilla@crowehorwath.com.co www.crowehorwath.com.co

INDEPENDENT AUDITORS’ REPORT
Barranquilla, November 6, 2013
To the Shareholders and Board of Directors
Tecnoglass S.A.

We have audited the accompanying balance sheet of Tecnoglass S.A as of December 31, 2012 and 2011, and the related statements of income, changes in stockholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our Audits.

We conducted our Audits in accordance with the standards of the Public Company Accounting oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tecnoglass S.A. as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Crowe Horwath CO S.A.

CROWE HORWATH CO S.A.

/s/ Alexander Camargo Mahecha

ALEXANDER CAMARGO MAHECHA
Partner

Crowe Horwath CO S.A. is member of Crowe Horwath International.

TECNOGLASS S.A.
Financial Statements
December 31, 2012 and 2011

Balance Sheet
(Amounts stated in thousands of US Dollars)

	Notes	Dec 31, 2012	Dec 31, 2011
Assets
Current assets
Cash on hand and cash equivalents	3	807	762
Investments	6	2.251	973
Accounts receivable	4, 20
Clients		12.473	9.937
Related parties		25.076	5.325
Others		10.403	3.959
Allowance for doubtful accounts		(273)	(169)
		47.679	19.052
Deferred income taxes		75	54
Inventories	5	13.436	8.992
Deferred charges		925	70
Total current assets		65.173	29.903
Not current assets
Property and equipment, net	7	43.038	49.197
Other assets		176	161
Total non-current assets		43.214	49.358
Total assets		108.387	79.261
Liabilities and stockholders’ equity
Current liabilities
Financial liabilities	8	2.515	15.724
Accounts payable and accrued expenses	9	22.547	10.084
Taxes payable	10	2.357	2.305
Labor liabilities	11	12	20
Accrued liabilities and provisions	12	1.089	447
Advances from customers	13	4.323	2.458
Total current liabilities		32.843	31.038
Non-current liabilities
Financial liabilities	8	34.101	14.773
Total liabilities		66.944	45.811
Equity:
Common stock, Col $1.000 par value, 20.00.000.000 shares authorized, 15.392.681 shares issued and paid		863	842
Legal reserves		648	648
Common stock – Additional paid capital		45.444	43.948
Retained earnings		-12.436	(7.638)
Net income		2.402	(5.172)
Cumulative translation adjustments		4.522	822
Total stockholders’ equity		41.443	33.450
Total liabilities and stockholders’ equity		108.387	79.261

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Financial Statements
December 31, 2012 and 2011

Statements of income and comprehensive income
(Amounts stated in thousands of US Dollars)

	Notes	Dec 31, 2012	Dec 31, 2011
Operating revenues	14, 20
Customer		54.105	42.599
Related parties		28.294	20.165
		82.399	62.764
Cost of sales	15	67.140	55.266
Gross profit		15.259	7.498
Operating expenses:
Sales	16	6.241	5.205
Administration	17	2.903	5.097
Operating expenses, net		9.144	10.302
Operating profits		6.115	(2.804)
Non-operating revenues	18	2.387	2.105
Non-operating expenses	19	4.883	3.581
Profit before taxes		3.619	(4.280)
Income tax provision	10	1.217	892
Net income		2.402	(5.172)
Comprehensive income
Translation adjustments		3.700	822

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Financial Statements
December 31, 2012 and 2011

Statement of changes in stockholder's equity
(Amounts stated in thousands of US Dollars)

	Capital Stock	Legal	Retained Earnings	Net Income	Common stock- Additional paid capital	Cumulative Translation Adjustments	Total Stockholders’ Equity
Balance as of December 31, 2010	782	648	(7.638)	2.352	39.791	199	36.134
Appropriations:
Movement for the year	60	—		(2.352)	4.157	623	(2.488)
Net income	—	—	—	(5.172)	—	—	(5.172)
Balance as of December 31, 2011	842	648	(7.638)	(5.158)	43.948	822	33.464
Appropriations:
Movement for the year	21	—	(4.798)	5.172	1.496	3.700	5.591
Net income	—	—	—	2.402	—	—	2.402
Balance as of December 31, 2012	863	648	(12.436)	2.402	45.444	4.522	41.443

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Financial Statements
December 31, 2012 and 2011

Statement of Cash Flow
(Amounts stated in thousands of US Dollars)

	Dec 31, 2012	Dec 31, 2011
Cash flow of operating activities
Net income	2.402	(5.172)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5.508	5.788
Amortization	188	108
Changes in operating assets and liabilities:
Increase in accounts receivable	(28.627)	(2.384)
Increase deferred income	(21)	(54)
Increase in inventories	(4.444)	(1.349)
Increase in deferred	(1.043)	281
Increase in accounts payable	12.463	(28.620)
Increase in taxes payable	52	1.819
Increase in labor liabilities	(8)	12
Increase in provisions	642	284
Decrease in other liabilities	1.865	1.966
Increase in other assets	(15)	—
Net cash provided by (used for) operating activities	(11.038)	(27.321)
Cash flow from investing activities:
Increase Capital	0	1.865
Additions of property and equipment	(7.377)	—
Proceeds from sale of property and equipment	13.793	1.216
Increase in investment	(1.278)	20.046
Net cash provided by (used for) investing activities	5.138	23.127
Cash flow from financing activities:
Financial liabilities
Cash received	41.997	27.342
Cash Used	(35.878)	(29.965)
Net cash provided by (used for) financing activities	6.119	(2.623)
Effect of exchange rate change on cash and cash equivalents	(174)	6.565
Net increase (decrease) in cash and cash equivalents	45	(252)
Cash at the beginning of the year	762	1.014
Cash at the end of the year	807	762
Supplemental disclosure of cash flow information
Income tax paid	1.234	878
Interest Paid	3.606	2.580
Capital assets acquired under capital lease	4.383	0

The accompanying notes are an integral part of these financial statements.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity

Tecnoglass S.A. (“Tecnoglass” or the “Company”) was incorporated through Public Deed 990 dated the 18th of April 1994 of Notary Public 3rd of Barranquilla, Colombia.

Tecnoglass S.A. was founded in 1994 to handle the production, processing, marketing, and export of glass in all its forms, such as tempered safety glass, double thermo acoustic glass, and laminated glass.

In 2007, Tecnoglass opened the Alutions factory to perform the processes of extrusion, smelting, painting, anodizing, export, import, and marketing of aluminum in all its forms and derivations.

The Alutions plant relies on a smelting furnace that provides more than 90% of the aluminum, raw material needed for production.

The company has three gas-fueled power generation plants capable of meeting all energy consumption needs for the whole industrial complex.

The quality of product is recognized at the highest levels. One of the most compelling pieces of evidence of the product quality is to have been nominated to produce and supply windows — with high standards of security, quality, and acoustics — for the NASA building in Cape Canaveral, Florida, in the United States.

In November 2007 the company obtained benefits as a largest exporter (ALTEX).

Growth of Tecnoglass

Tecnoglass S.A. was incorporated on April 18, 1994 as an alternative in the production of tempered glass in response to the unmet demand of processed glass on the market.

The types of glass that were offered from the beginning inception of the company were:

•	Tempered
•	Thermo acoustic
•	Curved
•	Screen print (Serigraphy)

In 2001, laminated glass was added to the company portfolio.

Over the years and due to the increasing demand, the Company has augmented its production capacity in all lines. In late 2012, the Company acquired important equipment, whose strategic importance is the ability to meet the growing demand for highly specialized products for an exclusive market, as well as in increasing production capacity.

Growth of Alutions by Tecnoglass

In 2007, Tecnoglass S.A. invested in a modern aluminum extrusion factory and in three industrial plants (one for painting, one for anodizing, and one for smelting) with equipment of the highest level.

In mid-2008, the company acquired a second extruder specifically for small diameter work with capacity of 180 tons/month.

Initially, Alutions was devoted exclusively to producing aluminum profiles, but in late 2007 expanded its portfolio to include sticks, rods and plates, among others.

In February 2013, the third extruder plant entered into products lines leading to an effective installed capacity of 1000 tons per month, in order to be able to adequately meet the demand for aluminum products.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity  – (continued)

Tecnoglass — History

1994	Tecnoglass founded to meet the demand for a product of high quality, competitive price, and timely deliveries.
1995	Beginning of production of tempered glass, screen printing, and insulated glass.
2000	Certification of Quality ISO 9001.
2001	Creation of the first laminated line.
2002	Creation of the second and third laminated lines.
2003	Creation of the fourth laminated line.
2004	Environmental Certificate ISO 14001 and Certification SGCC for tempered and laminated glass that complies with the standards of the American National Standard Institute ANSI Z97.1 — 2004.
2005	Energy generation with the purchase of power plants.
2007	Beginning of operation of Alutions by Tecnoglass. Creation of the insulated glass line.
2009	Application “Heat Test soak” in our products. Second line of serigraphy is created.
2011	Purchase machinery of FRANCESCA FC 1600, improving the quality and delivery time of orders.
2012	Beginning of the investment plan in land, machinery, equipment, and warehouse with the latest technology. The investment reached [COP] $60.000 million and would be completely implemented in 2013.

Bank loans have been negotiated in Colombia using the “DTF”. The DTF is an interest rate calculated as a weighted average weekly amount of uptake rates daily average CDTs to 90 days, paid by banks and financial corporations. This rate is approximately 5% and could vary either up or down in accordance with the market.

As of December 31, 2012 Tecnoglass loans were worth $36.615. The banks, interest and terms are as follows:

BANK	TERM	RATE	DATE	DUE DATE	FINAL AMOUNT
BANCO DE BOGOTA	3 years	DTF + 2,5%	04-May-11	04-May-13	45
BANCO DE BOGOTA	12 months	DTF + 2%	06-Feb-12	06-Feb-13	11
BANCO DE BOGOTA	10 years	DTF + 5,75%	Pending contract loan		1.154
BANCO DE BOGOTA	6 months	DTF + 3,6% AQ	13-Sep-12	12-Mar-13	328
BANCO DE BOGOTA	12 months	DTF + 4,2%	27-Sep-12	22-Sep-13	162
TOTAL BANCO DE BOGOTA					1.700
BANCO POPULAR	12 months	DTF + 2%	03-Feb-12	03-Feb-13	23
BANCO POPULAR	3 years	DTF + 2,5%	11-Apr-11	11-Apr-13	28
BANCO POPULAR	3 years	DTF + 2,5%	05-May-11	05-May-14	32
BANCO POPULAR	3 years	DTF + 2,5%	05-May-11	05-May-14	18
BANCO POPULAR	5 years - 2 years grace period	DTF + 5%	16-Jan-12	16-Jan-17	5.064
BANCO POPULAR	6 months	DTF + 2,5%	19-Jul-12	15-Jan-13	1.301
BANCO POPULAR	6 months	DTF + 2,5%	25-Sep-12	24-Mar-13	57
BANCO POPULAR	5 years - 2 years grace period	DTF + 5%	23-Feb-12	23-Dec-17	2.771

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity  – (continued)

BANK	TERM	RATE	DATE	DUE DATE	FINAL AMOUNT
BANCO POPULAR	5 years - 2 years grace period	DTF + 5%	27-Dec-11	27-Dec-16	8.894
BANCO POPULAR	60 months	DTF + 6%	06-Feb-09	06-Feb-14	403
LEASING POPULAR	Five years	DTF + 5%	02-Aug-12	02-Aug-17	474
LEASING POPULAR	Five years	DTF + 6%	12-Jun-09	12-Jun-14	58
LEASING POPULAR	Five years	DTF + 6%	20-Oct-08	20-Oct-13	158
LEASING POPULAR	Five years	DTF + 6%	04-May-09	04-May-14	42
TOTAL BANCO POPULAR					19.322
BANCO SANTANDER	178 days	8,97%	15-May-12	09-Nov-12	330
BANCO SANTANDER	5 years - 6 months grace period	11,33%	23-May-12	23-May-17	4.505
TOTAL BANCO SANTANDER					4.844
COLPATRIA	3 years	DTF + 5,5%	28-Apr-12	28-Apr-15	366
COLPATRIA	3 years	DTF + 5,5%	28-Apr-12	28-Apr-15	1.434
COLPATRIA	6 years - one year grace period	DTF + 6,5%	20-Jan-12	20-Jan-18	2.694
COLPATRIA	6 years - one year grace period	DTF + 6,5%	13-Dec-12	13-Dec-	2.092
COLPATRIA	18 6 years - one year grace period	DTF + 6,5%	12-Dec-12	12-Dec-18	217
COLPATRIA	6 years - one year grace period	DTF + 6,5%	26-Jan-12	26-Jan-18	1.462
BANCO COLPATRIA	90 days	DTF + 6% p.v.	Non due date		25
TOTAL BANCO COLPATRIA					8.290
LEASING BANCOLDEX	5 years	DTF + 6%	05-Dec-11	05-Dec-16	648
LEASING BANCOLDEX	5 years	DTF + 5,5%	28-May-10	28-May-15	163
LEASING BANCOLDEX	3 years	DTF + 6%	20-Dec-10	20-Dic-13	59
LEASING BANCOLDEX	5 years	DTF + 6%	23-Mar-12	23-Mar-17	554
TOTAL LEASING BANCOLDEX					1.423
SERFINANSA	6 years - one grace Period	DTF + 5%	01-Jul-11	30-Jun-17	1.037
TOTAL SERFINANSA					1.037
Total loans as of December 31, 2012					36.615

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies

Basis of Preparation and Presentation

The accompanying Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Tecnoglass S.A. maintains its accounting books in conformity with the accounting principles and practices generally accepted in Colombia. Accordingly, the company made the required adjustments to convert the financial statements in accordance with US GAAP.

Functional Currency and Translation of Financial Statements

The functional currency of the Company in Colombia is the Columbian Peso. In accordance with ASC 830-30 Translation of Financial Statements, the financial statements of the Company prepared in the functional currency will be translated into the US. Dollar, the reporting currency. Translation adjustments resulting from the process of translating financial statements from the functional currency into the reporting currency will be recorded as translation adjustments in the Statement Of Income And Comprehensive Income and as cumulative translation adjustments in Equity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented.

Tecnoglass S.A. reviews all significant estimates affecting its Financial Statements on a recurring basis and records the effect of any necessary adjustments prior to their issuing. Judgments and estimates are based on Tecnoglass S.A.’s beliefs and Assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements.

Estimates are primarily used in Tecnoglass S.A.’s assessment of the allowance for investments accounts and useful lives of assets, revenue recognition for construction contracts, as well as the provision (benefit) for income taxes.

Foreign Currencies

Foreign currency-denominated transactions and balances are translated into Colombian pesos using the market representative exchange rate, duly certified by the Office of the Superintendent of Finance in Colombia.

The exchange rate used for adjusting the resulting balance in US Dollars as of December 31, 2012 and 2011, were COP$1.768,23 and COP$1.942,70, respectively. Differences in favor of, or against, are recorded in financial expenses or revenues.

Cash and Cash Equivalents

Cash and cash equivalents include bank balances and all highly liquid investments with a maturity of three months or less that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value. The carrying amounts of these investments approximate market value.

Long-Term Investments

Long-term investments consist principally of participation in the shares of entities where the Company does not exert control. These investments are recorded at equity method and the Company evaluates periodically whether there might exist non-temporary circumstances that require an impairment.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Accounts Receivable

Trade accounts receivable are recorded at the amounts invoiced and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated Statement of Cash Flow.

The accounts receivable is presented according to their degree of enforceability. All receivables are insured and the accounts receivable allowance is determined based upon the uncollectible accounts, keeping in mind the insurance deductible.

Inventories

Inventories consist primarily of parts and supplies held for use in the ordinary course of business, which are valued by Tecnoglass S.A. at the lower of cost or market as determined by using the average costing method. Inventories also include certain job specific materials not yet installed which are valued using the specific identification method.

Machinery and Equipment, net

Machinery and Equipment, net are recorded at cost adjusted, and depreciated using the straight-line method over their estimated useful lives. The following are the annual depreciation rates used:

Annual depreciation rates
Machinery and equipment	10%
Furniture and fixtures	10%
Computer equipment	20%

The Company does not estimate any residual value for its assets because it considers the value to be relatively unimportant; therefore, the assets are fully depreciated. Repair and maintenance expenses are charged to operations as incurred.

Capital Leases

Rights in capital leases with a purchase option are recorded as assets at the present value of the lease payments and purchase option (bargain purchase), calculated from the contract beginning date based on the Return on Investment rate of the respective contract and simultaneously liabilities are recorded. These rights are amortized and recorded using the straight-line method at rates of 10% for equipment and 20% for vehicles and computer equipment.

The depreciation rates are determined to coincide with the estimated useful lives of the leased assets based on internal maintenance records and capital investment plans. Capital lease terms are determined primarily on a negotiated case-by-case basis considering credit and financial market conditions (see Note 8. — Financial Liabilities), and the terms do not necessarily coincide with depreciation rates used by the Company.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Deferred

The following items are taken as deferred charges:

a)	Insurance expenses, which are amortized during the corresponding policies’ validity.
b)	Costs and expenses incurred in the purchase of software and licenses, which are amortized over a period of three years.
c)	Semiannual maintenance of the aluminum plant, which is amortized over a period of six months.

Income Taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Income tax regulations applicable to Tecnoglass S.A. are as follows:

a)	As a general rule, taxable income is subject to a 33% income tax rate, except for taxpayers managing special rates upon express disposition.
b)	The basis for determining income tax may not be above 3% of the Company’s net equity on the last day of the immediately preceding period.
c)	As of taxable year 2007, the inflation adjustments system was eliminated for tax, and the tax on occasional gains was reactivated for legal persons. This tax is to be applied on total taxable occasional gains obtained by taxpayers during the year. The unique rate applicable on occasional gains taxable until 2012 is 33%. Article 109 of Act 1607 of December 2012 established a new tax rate on occasional gains for companies and is to be applied as of 2013; such rate is equivalent to 10%.
d)	As of taxable year 2007, and just for tax purposes, taxpayers may readjust, on an annual basis, the cost of movable and immovable properties held as fixed assets. The adjustment percentage will be fixed by the Tax Authorities by means of Resolution.
e)	Until taxable year 2010, and for taxpayers signing a legal stability agreement until December 31, 2012, the special deduction on account of fixed asset investment corresponds to 30%. Such deduction does not generate taxable income to partners or shareholders.

Taxpayers acquiring amortizable fixed assets as of January 1, 2007 and using the deduction established herein may only amortize such assets by the straight-line system and will not be entitled to profit from the audit benefit even if they meet the budgets established in the tax regulations with the purpose of accessing it. If the asset is no longer used in the income producing activity or is disposed of before the end of its useful life, a recovery income in proportion to the remaining useful life should be incorporated at the time of its abandonment or sale.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

f)	As of December 31, 2012 and 2011, Tecnoglass S.A. hasn’t tax losses. According to tax regulations in force, tax losses from taxable years 2003 through 2006 may be offset, readjusted on a tax basis, with the ordinary net income of the subsequent eight years, without exceeding 25% of the loss amount during the year, and without prejudice to the year’s presumptive income. Losses giving rise as of taxable year 2007 may be offset, readjusted on a tax basis at any time, without percentage limitation, with ordinary net income without prejudice to the year’s presumptive income. Companies’ losses will not be transferable to partners. Tax losses on account of non-taxable income or occasional gain, and costs and deductions not having accrual relation with regard to the generation of taxable income could be offset, in any case, with the taxpayer's net income.
g)	As of 2004, income taxpayers performing transactions with related parties abroad and/or residents of countries considered as tax havens are required to determine, for income tax effects, their ordinary and extraordinary income, costs and deductions, and assets and liabilities, considering, for such transactions, market prices and profit margins. At December 2012 Tecnoglass S.A. had transactions with related parties abroad; therefore there is no additional tax provision.

Equity Tax

For taxable year 2011, the tax on equity was established for income taxpayers, under Act 1370 of 2009. Therefore, taxpayers owning net equity exceeding COP$2.573 million shall pay a 4.8% rate, and those owning net equity between COP$1.544 million and COP$2,573 million shall pay a 2.4% rate on such equity.

A new rate for taxpayers required to pay such tax was included by means of Emergency Decree Number 4825 of December 2010. Such rates are: 1% for net equity between COP$522 million and COP$1,044 million on, and 1.4% for equity between COP$1.044 million and COP$1.567 million.

In addition, a surcharge of 25% was established by such Decree on this tax, which is only applicable to equity taxpayers under Act 1370 of 2009.

The following temporary paragraph was added to Article 78 of Regulatory Decree 2649 of 1993 by means of Decree 514 of 2010:

“The amount of mandatory contributions may be annually allocated by taxpayers in the equity reappraisal account during the corresponding period of the tax on equity referred to in Act 1370 of 2009. When the equity reappraisal account does not record balances or is insufficient to charge the tax on equity, taxpayers may annually accrue the amount of mandatory contributions in the income statement during the corresponding period.”

Recognition of Revenues, Costs and Expenses

Tecnoglass’ revenue earning activities involve delivering and producing goods, rendering services or other activities that constitute the ongoing major or central operations. Revenues are considered to have been earned when the entity has substantially accomplished what it must do to be entitled to the benefits represented by revenues.

For the Revenue Recognition the company takes into account fundamental aspects like:

Persuasive evidence of an arrangement exists. All sales are quoted prior to customers. Once they confirm it, clients issue purchase orders for their products. Here it is defined among others, kind of service, products, quantities, unit prices and delivery dates thereof.

Delivery has occurred or services rendered have been. The delivery of the goods is considered when the customer takes title to the property and assumes all risks of ownership. At the end of each period the Company carry out an assessment of the products sold in transits to determine which have not been received by customers and establish reversals in sales and cost of sales for the corresponding amounts.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

The seller’s price to the buyer is fixed or determinable. Sales prices are negotiated previously through clients Purchases Orders which it is indicated here in Collectability is reasonably assured. The company previously carries out a credit evaluation for its customers. Likewise in order to secure the Accounts Receivables payments, it is a Company policy to have insurance policies with different companies to make sure that the collections are done as they agreed in the term conditions.

Accounting Estimates

For the preparation of financial statements in conformity with generally accepted accounting principles, Management is required to make certain estimates and assumptions that affect the asset and liability figures reported, and the amounts of revenues and expenses reported during the reporting period.

Investments

Investments are classified as: i) liquidity management investments; ii) investments for policy purposes; and iii) equity Investments in associates in which the Company exerts significant influence are recorded using the equity method.

Significant influence is defined as the power the entity has, whether the percentage of ownership is 50% or lower, to participate in setting and directing the financial and operational policies of another entity for the purpose of obtaining profits from that entity.

Fair Value of Financial Instruments

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 Inputs:  Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

Level 2 Inputs:  Other than quoted prices included in Level 1 Inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 Inputs:  Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The fair value is determined in accordance with the Level 1 Input of the hierarchy. The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash and cash equivalents, accounts receivable, accounts payable and advances and deposits received from customers: the carrying amounts approximate fair value, because of the short maturity of these instruments.

Financial obligations: the carrying amounts represent the fair value, because the interest rate negotiated considers the market interest rate at December 31, 2011.

Cash Equivalents

For purposes of the presentation in the statements of cash flows, the Company includes in the cash equivalents item investments with maturities of three or less months from their initial date of issue.

Impairment of Long Lived Assets

All long lived assets are tested to determine if they are recoverable from operating earnings on an undiscounted cash flow basis over their useful lives whenever events or changes in circumstance indicate that the carrying value may not be recoverable.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

When the Company determine that the carrying value of long lived assets and definite life intangible assets may not be recoverable, the Company measure any impairment loss based on a projected discounted cash flow method using a discount rate determined to be commensurate with the inherent risk of its current business model.

Comprehensive Income

Comprehensive income includes net income as well as other items required by specific accounting standards to be reflected in stockholders’ equity but which do not constitute capital contributions, reductions or distributions.

New Accounting Pronouncements

A number of new standards, amendments to standards and interpretations are effective for annual periods beginning after January 1st, 2013, and have not been applied in preparing these financial statements. Tecnoglass S.A. does not expect any significant effect on the US GAAP disclosure and financial information in the consolidated financial statements based on the new standards.

Accounting Standards and Amendments Issued but Not Yet Applied

In February 2013, the FASB issued “ASU 2013-02: Comprehensive income (Topic 220): Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income”. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amount reclassified out of comprehensive income by component. In addition, an entity is required to present significant amounts reclassified out of accumulated other comprehensive income by line them. This new requirement will present information about significant amounts reclassified in one place. Currently, this information is presented in different places throughout the financial statements. For public entities, the amendments are effective prospectively for the period beginning after December 15, 2012. For non-public entities, the amendments are effective prospectively for the period beginning after December 15, 2013. Early adoption is permitted. This update is not intended to significantly change US GAAP.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Adoption of New Accounting Pronouncements

During 2012 New Accounting pronouncements were issued as follows:

ACCOUNTING PRONOUNCEMENTS	TITLE	Summary
ASU 2011-09 Topic 715	Multiemployer Plan	Additional disclosures about employer’s participation plan
ASU 2011-08 Topic 350	Testing goodwill for impairment	Assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount
ASU 2011-03 Topic 860	Reconsideration of effective control for repurchase agreements	Transfer to have the ability to repurchase or redeem the financial assets on substantially the agreed upon terms
ASU 2011-02 Topic 310	Troubled debt restructuring	Amended to provide guidance to a creditor in evaluating whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties
ASU 2010-26 Topic 944	Cost associated with acquiring/renewing insurance contracts	To provide guidance on which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral
ASU 2011-11 Topic 310	Disclosures about offsetting assets and liabilities	Requires enhanced disclosures about financial and derivative instruments that are either (I) offset in accordance with ASC 210-20-45 or 815-10-45 or (II) subject to an enforceable master netting arrangement

None of the above pronouncements had impacts on the Tecnoglass S.A. operations during the years ended December 31, 2012 and 2011.

Note 3. — Cash on hand and cash equivalents

	Dec 31, 2012	Dec 31, 2011
Cash on hand	77	5
Local banks and current accounts	632	751
Local banks and savings accounts	98	6
Total cash and cash equivalents	807	762

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 4. — Accounts receivable

	Dec 31, 2012	Dec 31, 2011
Clients	12.473	9.937
Related Parties	25.076	5.325
Prepaid advances	5.202	1.064
Prepaid taxes	2.066	1.761
Labor receivables	69	30
Shareholders	75	0
Loans (*)	3.066	1.104
Allowance for doubtful accounts	(273)	(169)
Total	47.679	19.052

(*)	This balance is made up mainly as follows:
•	$524 which corresponds to payments made in the name of Mangeplast S.A. for financial leasing on land which it was given as collateral on accounts receivable.

Note 5. — Inventories

	Dec 31, 2012	Dec 31, 2011
Raw material	7.155	6.941
Work in process	3.678	631
Finished goods	647	378
Store and spares	1.863	986
Packing material	93	56
Total	13.436	8.992

Note 6. — Investments

	Dec 31, 2012	Dec 31, 2011
Investments	277	181
On shares (*)	1.986	803
Provision	(12)	(11)
Current	2.251	973

(*)	Consists mainly of a capital investment totaling $977 in a Company called “Energia Solar ESWINDOWS Investment” and the remainder consists of other investments.

Note 7. — Property and Equipment, net

	Dec 31, 2012	Dec 31, 2011
Land	3.898	3.584
Building and constructions	29.859	17.524
Machinery and equipment (*)	27.633	48.227
Computer equipment	1.671	1.468
Vehicles	679	512
Security equipment	39	36
Furniture and fixtures	519	437
Subtotal	64.298	71.752
Less: Accrued depreciation	(21.260)	(22.555)
Total	43.038	49.197

(*)	The decrease is mainly due to the sale of productive assets to Energia Solar ES Windows worth $13,000.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 8. — Financial Liabilities

	Dec 31, 2012	Dec 31, 2011
Local banks	2.515	15.071
Other liabilities		653
Current	2.515	15.724
Non-Current
Local banks	34.101	14.773
Foreign banks	0	0
Non-current	34.101	14.773

The maturities of the financial covenants in the next six years are as follows:

TECNOGLASS

Year	2012	2011
2012		15.724
2013	2.515	3.640
2014	325	3.392
2015	1.013	3.252
2016	8.894	2.313
2017	11.179	2.176
2018 and after	12.702
Total	36.616	30.497

Bank loans have been negotiated in Colombia using the “DTF”. The DTF is an interest rate calculated as a weighted average weekly amount of uptake rates daily average CDTs to 90 days, paid by banks and financial corporations. This rate is approximately 5% and could vary either up or down in accordance with the market.

The Company has negotiated its loans and interest and terms with the banks are as follows:

BANKS	TERMS	RATE	DATE	DUE DATE	FINAL AMOUNT
BANCO DE BOGOTA	3 years	Dtf + 2,5%	04-may-11	04-may-13	45
BANCO DE BOGOTA	12 months	Dtf + 2%	06-feb-12	06-feb-13	11
BANCO DE BOGOTA	10 years	Dtf + 5,75%	Pending contract loan		1.154
BANCO DE BOGOTA	6 months	Dtf + 3,6% AQ	13-sep-12	12-mar-13	328
BANCO DE BOGOTA	12 months	Dtf + 4,2%	27-sep-12	22-sep-13	162
TOTAL BANCO DE BOGOTA					1.700
BANCO POPULAR	12 months	Dtf + 2%	03-feb-12	03-feb-13	23
BANCO POPULAR	3 years	Dtf + 2,5%	11-abr-11	11-abr-13	28
BANCO POPULAR	3 years	Dtf + 2,5%	05-may-11	05-may-14	32
BANCO POPULAR	3 years	Dtf + 2,5%	05-may-11	05-may-14	18
BANCO POPULAR	5 years - 2 years grace period	Dtf + 5%	16-ene-12	16-ene-17	5.064
BANCO POPULAR	6 months	Dtf + 2,5%	19-jul-12	15-ene-13	1.301

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 8. — Financial Liabilities  – (continued)

BANKS	TERMS	RATE	DATE	DUE DATE	FINAL AMOUNT
BANCO POPULAR	6 months	Dtf + 2,5%	25-sep-12	24-mar-13	57
BANCO POPULAR	5 years - 2 years grace period	Dtf + 5%	23-feb-12	23-dic-17	2.771
BANCO POPULAR	5 years - 2 years grace period	Dtf + 5%	27-dic-11	27-dic-16	8.894
BANCO POPULAR	60 meses	Dtf + 6%	06-feb-09	06-feb-14	403
LEASING POPULAR	Five years	Dtf + 5%	02-ago-12	02-ago-17	474
LEASING POPULAR	Five years	Dtf + 6%	12-jun-09	12-jun-14	58
LEASING POPULAR	Five years	Dtf + 6%	20-oct-08	20-oct-13	158
LEASING POPULAR	Five years	Dtf + 6%	04-may-09	04-may-14	42
TOTAL BANCO POPULAR					19.322
BANCO SANTANDER	5 years - 6 months grace period	11,33%	23-may-12	23-may-17	4.505
TOTAL BANCO SANTANDER					4.844
COLPATRIA	3 years	Dtf + 5,5%	28-abr-12	28-abr-15	366
COLPATRIA	3 years	Dtf + 5,5%	28-abr-12	28-abr-15	1.434
COLPATRIA	6 years - one year grace period	Dtf + 6,5%	20-ene-12	20-ene-18	2.694
COLPATRIA	6 years - one year grace period	Dtf + 6,5%	13-dic-12	13-dic-18	2.092
COLPATRIA	6 years - one year grace period	Dtf + 6,5%	12-dic-12	12-dic-18	217
COLPATRIA	6 years - one year grace period	Dtf + 6,5%	26-ene-12	26-ene-18	1.462
BANCO COLPATRIA	90 days	Dtf + 6%	Non due date		25
TOTAL BANCO COLPATRIA					8.290
LEASING BANCOLDEX	5 years	Dtf + 6%	05-dic-11	05-dic-16	648
LEASING BANCOLDEX	5 years	Dtf + 5,5%	28-may-10	28-may-15	163
LEASING BANCOLDEX	3 years	Dtf + 6%	20-dic-10	20-dic-13	60
LEASING BANCOLDEX	5 years	Dtf + 6%	23-mar-12	23-mar-17	554
TOTAL LEASING BANCOLDEX					1.423
SERFINANSA	6 years - one grace period	Dtf + 5%	01-jul-11	30-jun-17	1.037
TOTAL SERFINANSA					1.037
Total loans as of December 31, 2012					36.616

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 8. — Financial Liabilities  – (continued)

Loan documentation contains combinations of executed promissory notes, letters of instruction with terms of credit, applications with disclosures about the company and, in the case of leasing operations, guarantees and lease contracts. No set of loan documentation contains agreed financial or other covenants except for loans by COLPATRIA. The covenants are target ratios for: Debt/EBITDA, Debt Service/EBITDA, Total Debt/Total Assets and Sales Growth — evaluated twice a year. No sanctions or remedies are described or agreed to in executed contracts. Tecnoglass has been in compliance with all such covenants for 2011 and 2012

Note 9. — Accounts Payables and Accrued Expenses

Current

	Dec, 2012	Dec 2011
Local vendors (*)	9.399	5.464
Foreign vendors	3.392	2.163
Expenses payables	9.117	2.282
Withholding for commerce and industry	200	73
Accrued expenses payroll	133	102
Dividends	306	0
Current	22.547	10.084

(*)	The increase in accounts payable was due to higher inventory purchases to meet sales in 2012, which had an increase of 33% over the previous year

Note 10. — Taxes Payables

	Dec 31, 2012	Dec 31, 2011
Income tax	1.242	835
Equity tax (*)	1.057	1.402
Deferred income taxes	58	68
Total current	2.357	2.305

(*)	There are more details on the explanation of this amount Note 2 “Summary of significant accounting policies”

Income taxes are accounted for under the asset and liability method. Under this method, current tax expense (or benefit) is determined by applying the provisions of enacted tax law to the taxable income, and deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are calculated using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Company files income tax returns in the Republic of Colombia where, as a general rule, taxable income is subject to a 33% income tax rate for fiscal years 2011 and 2012. A minimum taxable income is calculated as 3% of net equity on the last day of the immediately preceding period and is used as taxable income if it is higher than taxable income otherwise calculated. For tax years 2013 through 2015, the income tax rate was reduced to 25% and a special tax rate of 9% will apply to certain tax payers including the Company. Starting in 2016, the rate for this tax will be 8%.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 10. — Taxes Payables  – (continued)

The following table presents a reconciliation of the statutory Colombia income tax rate of 33% and the Company’s effective tax rate are as follows:

	2012	2011
Corporate income tax expense at statutory rates	33.0%	33.0%
Non-deductible expenses	1.7%	-56.6%
Non-taxable income	-1.1%	2.8%
Effective tax rate	33.6%	-20.8%

Under Emergency Decree Number 4825, Government of Colombia government levied a special Security Tax on Equity calculated as from 1 to 4.8% of equity at December 2010, payable in four equal annual installments without interest (years 2011-2014). The Security Tax is not deductible for the purposes of calculating taxable income in any year. The company’s Security Tax liability was $2,479.

The components of income tax expense (benefit) are as follows:

	Years Ended December 31,
	2012	2011
Current Income Tax	1234	878
Deferred Income Tax	(17)	14
Total provision for Income tax	1217	892

The tax effect of temporary differences that gave rise to deferred assets and liabilities are as follows:

	At December 31,
	2012	2011
Deferred tax assets:
Accounts Receivable Clients	224	164
Valuation allowance	—	—
Total deferred tax assets	224	164
Deferred tax liabilities:
Customer Advances	—	(379)
Inventories	176	173
Total deferred tax liabilities	176	206

There are no valuation allowances for the deferred tax assets recorded.

The company does not have any tax carryforwards or tax credits.

Income Tax returns are usually filed annually by April 30 of the following year. If the company’s income tax liability exceeds government-established minimum criteria based the prior year’s tax liability multiplied by an annual inflation factor, the company obtains a legal right to have its tax returns deemed no longer subject to audit review (“Audit Benefit”) in six months instead of the statutory two years. The company has acquired this right for tax years 2010, 2011 and 2012. As of December 31, 2012, tax returns for tax years prior to and including 2011 are no longer subject to audit.

The Company has no unrecognized tax benefits from uncertain tax positions.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 11. — Labor Liabilities

	Dec 31, 2012	Dec 31, 2011
Accrued Payroll	12	20
Total	12	20

Note 12. — Accrued Liabilities and provisions

	Dec 31, 2012	Dec 31, 2011
Current
Costs and expenses – Others	736	267
Labor	353	180
Total	1.089	447

Note 13. — Advances from customers

	Dec 31, 2012	Dec 31, 2011
Current
Advances from customers (*)	4.323	2.458
Total	4.323	2.458

(*)	It is mainly an Energia Solar ES Windows advancement given to material purchases worth US$2.941

Note 14. — Net Operating Revenues

Manufacturing (*)	53.872	43.568
Constructions	27.756	18.644
Other services	778	564
Total income – manufacturing industries	82.406	62.776
(Less) Returns of Sales	(7)	(12)
Total net operating revenues	82.399	62.764
Related Parties	28.294	20.165
Others customers	54.105	42.599
Total net operating revenues	82.399	62.764

(*)	The growth in sales reflects the maturation of proper planning strategies designed to increase participation in the US market. New products approved in this country, strategic alliances with major industry players (NATIONAL CONSTRUCTION COMPANY — NCC; ENCLOSURE NATIONAL COMPANY — NEC; And ENCLOSE CORP), quality, reliability and good prices allow the Company to increasingly penetrate new regions of North America. Additionally, Tecnoglass S.A. has increased market share nationally with timely delivery, good prices and excellent quality.

Note 15. — Cost of Sales

	Dec 31, 2012	Dec 31, 2011
Cost of sales	67.140	55.266
Total	67.140	55.266

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 16. — Sales Expenses

	Dec 31, 2012	Dec 31, 2011
Personnel	719	684
Fees	50	18
Contribution and subscriptions	1	0
Insurance	302	149
Services (*)	2.582	2.191
Legal expenses	254	193
Maintenance and repairs	2	4
Travel expenses	130	137
Provisions	239	87
Others (**)	1.962	1.742
Total	6.241	5.205

(*)	These accounts mainly composed freight sales by 90% and marketing costs. The increase is due mostly to the increase in sales in relation to the previous year by 33%.
(**)	Most of this is represented by Sales Commission worth $1.100.

Note 17. — Administration Expenses

	Dec 31, 2012	Dec 31, 2011
Personnel	1.705	1.724
Fees	285	133
Taxes (*)	639	3.032
Contribution and subscriptions	27	27
Insurance	17	53
Services	95	49
Legal expenses	10	7
Maintenance and repairs	5	6
Adequacy and installation	0	1
Travel expenses	6	4
Amortization	0	6
Others	114	55
Total	2.903	5.097

(*)	Comprised mostly of Industry and Commerce and Tax property.

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 18. — Non-Operating Revenues

	Dec 31, 2012	Dec 31, 2011
Financial	568	599
Rent (*)	779	544
Profit on asset sales	17	0
Recoveries	22	54
Matrices (**)	547	800
Other income	454	108
Total	2.387	2.105

(*)	C.I E Solar monthly rental payment.
(**)	Molds sold to the clients as part of the manufacturing process.

Note 19. — Non-Operating Expenses

	Dec 31, 2012	Dec 31, 2011
Financial (*)	4.337	3.089
Others	546	492
Total	4.883	3.581

(*)	Comprised mostly of interest expense. It is higher in 2012 due to new Tecnoglass loans to finance new projects in the operation.

Note 20. — Transactions with Related Parties

The following is a summary of assets, liabilities and income and expense transactions as of December 31, 2012 and 2011 with related parties, shareholders, directors and managers:

	2012		2011
Transactions	Energía Solar	Directors	Energía Solar	Directors
Accounts receivable	$25.076	$483	$5.291	$34
Revenues	$28.294		$20.165
Salaries				$384
Purchases				$16

The revenues and associated accounts receivables represent sales of aluminum products and raw materials to Energía Solar for use in their manufacturing processes and finished products. Sales prices are at full market price excluding freight and packaging.

Note 21. Segment and Related Information

Tecnoglass evaluates the performance of its operating segment based on revenues from external customers and segment profit. Revenue by country based on the location of the client is shown in the following table.

	Revenues Year Ended December 31,
Dollar amounts in millions	2012	2011
Colombia	$49.4	$26.2
United States	$26.4	$12.9
Panama	$4.1	$1.4
Others	$2.5	$2.0

TECNOGLASS S.A.
Notes to the Financial Statements
Expressed in thousands of US dollars, unless otherwise stated

Note 21. Segment and Related Information – (continued)

Revenues by segment based on product lines are shown in the following table

Dollar amounts in millions	Year Ended December 31, 2011	Year Ended December 31, 2012
Laminated Glass	$13.5	$17.9
Thermo Laminated Glass	$4.4	$6.4
Thermo-Acoustical Glass	$3.2	$4.2
Tempered Glass	$2.4	$3.2
Silkscreened Glass	$1.9	$1.4
Aluminum	$16.7	$20.6
Other	$0.4	$0.2
Total	$42.6	$54.1

Note 22. — Contingencies

Tecnoglass and its U.S. subsidiary, Tecnoglass USA, Inc., are named in a civil action for wrongful death, negligence and negligent infliction of emotional distress arising out of a workplace accident where a crate of glass fell and fatally crushed a worker during the unloading process. Tecnoglass denies liability and intends to rigorously defend the claim. Tecnoglass’s insurance carrier, AIG, is providing coverage to Tecnoglass under a $3 million wasting policy, which means that the attorneys’ fees and expenses incurred during the defense of the claim reduce the amount of coverage available. The case is scheduled for trial beginning in February 2014. Tecnoglass U.S. counsel believe that the probability of a loss in excess of $3 million is unlikely and the uninsured loss to the company is estimated to be zero.

Tecnoglass is also a named defendant in In the matter of Diplomat Properties, Limited Partnership as assignee of Shower Concepts, Inc. v. Tecnoglass Colombia, S.A. in the 17th Judicial Circuit in and for Broward County, Florida. Plaintiff Diplomat Properties, Limited (“Diplomat”) has asserted a claim for indemnification against Tecnoglass and Tecnoglass USA. The claim arises from the supplying of glass shower doors to a hotel/spa in Broward County, Florida. Specifically, in 2006, Diplomat commenced arbitration against Shower Concepts, Inc. seeking damages for breach of contract due to fractures in the installed glass shower doors. Diplomat initiated a complaint asserting various claims which were dismissed with prejudice. The only remaining claim against the Tecnoglass entities is common law indemnification. Tecnoglass denies liability and asserts that Shower Concepts was at fault and that as a joint tort feasor, it cannot sue for indemnity. A trial date has not yet been set for this case. Tecnoglass counsel believe that a liability in this claim is unlikely and immaterial.

No contingencies have been recorded for the periods ending December 31, 2012 and 2011.

Note 23. — Subsequent Events

Subsequent events were evaluated through March 8, 2013, the date the financial statements were available to be issued for the Annual Shareholders Meeting.

Crowe Horwath CO S.A. Member Crowe Horwath International
Carrera 53 No 82-86, Of 601 Barranquilla, Colombia NIT 830.000.818-9 57.5.385.1888 MAIN barranquilla@crowehorwath.com.co www.crowehorwath.com.co

REPORT ON REVIEW OF INTERIM FINANCIAL STATEMENTS
Barranquilla, October 25, 2013
To the Shareholders and Board of Directors
C.I. Energía Solar S.A. ESWindows

We have reviewed the accompanying interim financial statements of C.I. Energia Solar S.A. ESWindows these interim financial statements comprise the Balance Sheet of C.I. Energia Solar S.A. ESWindows as of September 30, 2013 and 2012, and the related statements of income, changes in stockholder’s equity, and cash flows for the nine-month periods then ended. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

/s/ Crowe Horwath CO S.A.

CROWE HORWATH CO S.A.

/s/ Alexander Camargo Mahecha

ALEXANDER CAMARGO MAHECHA
Partner

Crowe Horwath CO S.A. is member of Crowe Horwath International.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
September 30, 2013 and 2012

Balance Sheets
(Amount stated in thousands of US Dollars)

	Notes	Sept 30, 2013	Sept 30, 2012
Assets
Current assets
Cash on hand and cash equivalents	3	2.564	1.659
Investments	6	485	492
Account receivables	4.20
Clients		52.472	29.595
Related parties		171	66
Others		13.078	9.276
		65.721	38.937
Deferred income taxes		0	97
Inventories	5	10.820	12.248
Deferred charges		191	675
Total current assets		79.781	54.108
Not current assets
Investments	6	21.570	22.247
Properties and Equipment’s, net	7	19.407	20.363
Other assets		1.079	1.148
Total not current assets		42.056	43.758
Total assets		121.837	97.866
Liabilities and stockholders’ equity
Current liabilities
Financial liabilities	8	7.466	2.567
Account payables and accrued expenses	9	14.750	7.083
Related parties	20	25.271	23.079
Taxes payable	10	2.998	190
Labor liabilities	11	15	23
Accrued liabilities and provisions	12	4.726	2.898
Advances from customers	13	11.703	18.429
Total current liabilities		66.929	54.269
Non-Current liabilities
Financial liabilities	8	18.173	16.009
Total liabilities		85.102	70.278
Equity:
Common stock, Col $1.000 par value, 50.700 shares authorized, 50.700 shares issued and paid.		925	925
Common stock – additional paid capital		16.933	16.933
Legal Reserves		719	719
Retained earnings		7.208	3.001
Net income		10.432	3.570
Cumulative translation adjustments		518	2.440
Total stockholders’ equity		36.735	27.588
Total liabilities and stockholders’ equity		121.837	97.866

The accompanying notes are an integral part of these financial statements.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
September 30, 2013 and 2012

Statements of income and comprehensive income
(Amount stated in thousands of US Dollars)

	Notes	Sept 30, 2013	Sept 30, 2012
Operating revenues	14	83.680	54.973
Cost of sales	15,20	58.591	41.134
Gross profit		25.089	13.839
Operating expenses:
Sales	16	4.562	4.007
Administration	17	3.801	3.892
Operating expenses net		8.363	7.899
Operating profits		16.726	5.940
Non-operating revenues	18	2.285	2.349
Non-operating expenses	19	3.021	2.706
Profit before taxes		15.990	5.583
Income tax provision	10	5.558	2.013
Net profit of the year period		10.432	3.570
Comprehensive income
Translation adjustments		2.446	-1.733

The accompanying notes are an integral part of these financial statements.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
September 30, 2013 and 2012

Statements of changes in stockholder’s equity
(Amount stated in thousands of US Dollars)

	Capital Stock	Legal Reserves	Retained Earnings	Common stock- Additional paid capital	Net income	Cumulative translation adjustments	Total Stockholders’ equity
Balances as of December 31, 2011	925	719	3.020	16.933	18	707	22.322
Appropriations:
Movement of the Period			(19)		(18)	1.773	1.696
Net income					3.570		3.570
Balances as of Sept 30, 2012	925	719	3.001	16.933	3.570	2.440	27.588
Balances as of December 31, 2012	925	719	2.969	16.933	4.373	2.964	28.883
Appropriations:
Movement of the Period	0	0	4.239	0	(4.373)	(2.446)	(2.580)
Net income	0	0	0	0	10.432	0	10.432
Balances as of Sept 30, 2013	925	719	7.208	16.933	10.432	518	36.735

The accompanying notes are an integral part of these financial statements.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
September 30, 2013 and 2012

Statements of Cash Flow
(Amount stated in thousands of US Dollars)

	Sept 30, 2013	Sept 30, 2012
Cash flow of operating activities
Net income	10.432	3.570
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1.869	1.194
Equity Method	(423)	(765)
Changes in operating assets and liabilities:
(Increase) Decrease accounts receivables	(22.871)	(10.210)
(Increase) Decrease inventories	(1.197)	(3.410)
(Increase) Decrease deferred	490	(42)
(Decrease) Increase account payables	9.577	15.007
(Decrease) Increase tax payable	1.292	(86)
(Decrease) Increase Labor liabilities	2	(13)
(Decrease) Increase in provisions	4.101	1.671
(Decrease) Other liabilities	(4.792)	(1.093)
Net cash provided by (used for) operating activities	(1.520)	5.823
Cash flow from investing activities:
Additions of property and equipment		(18.561)
Increase investment		0
Proceeds’ from sale of investment	(61)	3.756
Increase other assets	89	(84)
Net cash used by investing activities	28	(14.889)
Cash flow from financing activities:
Financial liabilities	5.000	5.207
Increase in Capital	0	0
Net cash used by financing activities	5.000	5.207
Effect of exchange rate on cash and cash equivalents	(2.272)	1.717
Net Increase (Decrease) in Cash and cash equivalent	1.236	(2.142)
Cash at the beginning of the year	1.328	3.801
Cash at the end of the period	2.564	1.659

The accompanying notes are an integral part of these financial statements.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity

C.I. Energia Solar S.A. ESWindows, (“Energia Solar” or the “Company”) was incorporated through Public Deed 463 dated the 8th of March, 1983 of Notary Public 2nd of Barranquilla, Colombia.

Energia Solar is a leading manufacturer of high specifications windows, with 29 years of experience in the market of ensemble of structures of glass and aluminum in Colombia.

Currently the Company offers design, production, marketing, and installation of architectural systems for buildings of high, medium, and low elevation size. Products include windows and doors in glass and aluminum, office partitions and interior divisions, floating façades and commercial window showcases.

Energia Solar has reached 80% of High Rise Building projects in South Florida through a strategic alliance with RC Aluminum.

With strategic allies NEC and Enclosed Corp, the Company has expanded its sales to the north, central, east, and west of the United States, entering into high-tech markets for curtain walls, giving the Company a very special ranking since this product is the most requested at the global level and marks the new trend in architecture. It is a very sophisticated product and therefore has high aggregate value, far superior to the traditional window frames from walls or floor to ceiling. These products involve materials of “high performance” that are produced by Allutions and Tecnoglass with state of the art technology.

The alliance with Enclosed Corp, company specialized in floating façades, who have completed outstanding global projects including the World Trade Center in New York, John Hancock Tower in Chicago, Aon Center in Chicago, Sears Tower in Chicago, JP Morgan Chase Tower in Texas, Transco Tower in Houston, Hong Kong and Shanghai Bank Headquarters in Hong Kong, Petronas Towers in Kuala Lumpur, Republic Plaza in Singapore, Bandaijima Building in Japan and Torre Mayor in Mexico, will be an important complement to the partnerships mentioned above. The Company will be working closely with Enclosed Corp on relevant and significant international projects for its technology and for its architecture.

In Panama, Energia Solar maintains a strong presence in the major developments of the most exclusive areas of the city, participating, for example, in the construction of the tallest building in Central and South America, The Point, as well as in the construction of the most modern hotels in the region such as Megapolis and The Trump. The Company also signed the highest paid contract in the hotel industry in Central America for the Hotel Soho with an estimated value of US$9 million in supplied products.

The Company has all the permits to commercialize hurricane windows in Miami-Dade County, Florida in the US. The Notice of Acceptance is one of the most demanding certifications in the world of windows frames. The company has consolidated its position in the Latin American market in recent years to become one of the most important players in the region.

COMPANY GROWTH

Energia Solar S.A. was founded in 1984, and by 1988 the Company was engaged in the production, commercialization, and installation of window frames and aluminum and glass facades.

In 1995 the company decided to incorporate Tecnoglass S.A. to ensure availability of the material, because the glass suppliers were overwhelmed with orders.

In 1995 the Company obtained the exclusive distribution in Colombia of Horton Automatics, a world leader in automatic doors.

In 1996 the Company began to serve the production of doors, railings, grids, and floating facades RC Aluminum in the United States.

In 2006 the Company moved to new facilities, moving from an area of 3,898 m2 to an area of 36,000 m2 to fulfill the new levels of production. In addition, the Company became an international trader, supporting its work as exporters.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity  – (continued)

Emmegi machining Centre Satellite X1, in early 2009 within the organizational structure of the area of Design and Development. In addition, the ERP SAP (Integrated System of Management and Control) was purchased and developed, integrating all processes in a single system, including financial support to improve these processes and the interaction between them.

HISTORY AND COMPANY BACKGROUND

From 2010 to 2012 Energia Solar S.A. acquired equipment with the latest technology for the design, development, and manufacture of products with high specifications: Water jet, two-component silicone, mechanical center 5-axis, work center with controlled 4-axis, cutting machine 5-axis electronic double head for compound cuts, disc cutting machine with ascendant head as well. In addition, a lot for the expansion of the warehouse was purchased.

In 2012 Energia Solar S.A. recorded sales growth by 45% compared to 2011.

The Company’s US commercial ally ESWindows opened two new exclusive distributors: AIP (Miami) and IFP (Fort Myers). ESWindows also signed an agreement with AM Craft for the distribution of PVC products and obtained the Step Up program with Broward Housing Authority in charge of Sales in the Caribbean Islands.

In 2011 the Company created the laboratory testing and structural testing.

E Solar History

Year
1984	Energia Solar S.A. born as a craft business.
1986	Beginning of assembly of tempered glass.
1988	The Company ventured into production, marketing, and installation of window frames and facades in aluminum and glass.
1992	The 10th line in manufacture of thermo acoustic glass in Colombia and automatic cutter was purchased.
1994	Increased the number of milling machines, dies, presses, and drills.
1996	RC Aluminum is added to the customer portfolio, allowing the Company’s reach to expand to Florida.
1997	Change in the construction code in Florida. Miami Dade County created its standards.
2004	The company entered into the Colombian market with more airtight, reliable and durable structures.
2005	Expansion of service to design and installation activities.
2006	Moved to the new facilities on Circunvalar Avenue.
2007	Received award for Logistic Exporting from DHL Express.
2011	Creation of the laboratory of testing and structural testing.
2012	Strategic alliances with NEC and Enclosed Corp important companies in the American market for the production of highly specialized products such as curtain walls.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies

Basis of preparation and Presentation

The accompanying Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Energia Solar maintains its accounting books in conformity with the accounting principles and practices generally accepted in Colombia. Accordingly, the Company made the required adjustments to convert the financial statements in accordance with US GAAP.

Functional Currency and Translation of Financial Statements

The functional currency of the Company in Colombia is the Columbian Peso. In accordance with ASC 830-30 Translation of Financial Statements, the financial statements of the Company prepared in the functional currency will be translated into the US. Dollar, the reporting currency. Translation adjustments resulting from the process of translating financial statements from the functional currency into the reporting currency will be recorded as translation adjustments in the Statement of Income and Comprehensive Income and as cumulative translation adjustments in Equity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented.

Energia Solar reviews all significant estimates affecting its Financial Statements on a recurring basis and records the effect of any necessary adjustments prior to their issuing. Judgments and estimates are based on Energia Solar’s beliefs and assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements.

Estimates are primarily used in Energia Solar’s assessment of the allowance for Investments accounts, and useful lives of assets. Revenue recognition for construction contracts, as well as the provision (benefit) for income taxes.

Foreign Currencies

Foreign currency-denominated transactions and balances are translated into Colombian pesos using the market representative exchange rate, duly certified by the Office of the Superintendent of Finance in Colombia.

The exchange rate used for adjusting the resulting balance in US Dollars as of September 30, 2013 and 2012, were COP$1.914,65 and COP$1.800,52 respectively. Differences in favor of, or against, are recorded in financial expenses or revenues.

Cash and Cash Equivalents

Cash and cash equivalents include bank balances and all highly liquid investments with a maturity of three months or less those are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value. The carrying amounts of these investments approximate market value.

Long-Term Investments

Long-term investments consist principally of participation in the shares of entities where the Company does not exert control. These investments are recorded at equity method and the Company evaluates periodically whether there might exist non-temporary circumstances that require an impairment.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Accounts Receivable

Trade accounts receivable are recorded at the amounts invoiced and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated Statement of Cash Flow.

The accounts receivable is presented according to their degree of enforceability. All receivables are insured and the accounts receivable allowance is determined based upon the uncollectible accounts, keeping in mind the insurance deductible.

Inventories

Inventories consist primarily of parts and supplies held for use in the ordinary course of business, which are valued by Energia Solar at the lower of cost or market as determined by using the average costing method. Inventories also include certain job specific materials not yet installed which are valued using the specific identification method.

Machinery and Equipment, net

Machinery and Equipment, net are recorded at cost adjusted, and depreciated using the straight-line method over their estimated useful lives. The following are the annual depreciation rates used:

Annual depreciation rates
Machinery and equipment	10%
Furniture and fixtures	10%
Computer equipment	20%

The Company does not estimate any residual value for its assets because it considers the value to be relatively unimportant; therefore, the assets are fully depreciated. Repair and maintenance expenses are charged to operations as incurred.

Capital Leases

Rights in capital leases with a purchase option are recorded as assets at the present value of the lease payments and purchase option (bargain purchase), calculated from the contract beginning date based on the Return on Investment rate of the respective contract and simultaneously liabilities are recorded. These rights are amortized and recorded using the straight-line method at rates of 10% for equipment and 20% for vehicles and computer equipment.

The depreciation rates are determined to coincide with the estimated useful lives of the leased assets based on internal maintenance records and capital investment plans. Capital lease terms are determined primarily on a negotiated case-by-case basis considering credit and financial market conditions (see Note 8. — Financial Liabilities), and the terms do not necessarily coincide with depreciation rates used by the Company.

Deferred

The following items are taken as deferred:

a)	Insurance expenses, which are amortized during the corresponding policies’ validity.
b)	Costs and expenses incurred in the purchase of software and licenses, which are amortized over a period of three years.
c)	Semiannual maintenance of the aluminum plant, which is amortized over a period of six months.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Income Taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Income tax regulations applicable to Energia Solar are as follows:

a)	As a general rule, taxable income is subject to a 33% income tax rate, except for taxpayers managing special rates upon express disposition.
b)	The basis for determining income tax may not be above 3% of its net equity on the last day of the immediately preceding period.
c)	As of taxable year 2007, the inflation adjustments system was eliminated for tax, and the tax on occasional gains was reactivated for legal persons. This tax is to be applied on total taxable occasional gains obtained by taxpayers during the year. The unique rate applicable on occasional gains taxable until 2012 is 33%. Article 109 of Act 1607 of December 2012 established a new tax rate on occasional gains for companies and is to be applied as of 2013; such rate is equivalent to 10%.
d)	As of taxable year 2007, and just for tax purposes, taxpayers may readjust, on an annual basis, the cost of movable and immovable properties held as fixed assets. The adjustment percentage will be fixed by the Tax Authorities by means of Resolution.
e)	Until taxable year 2010, and for taxpayers signing a legal stability agreement until December 31, 2012, the special deduction on account of fixed asset investment corresponds to 30%. Such deduction does not generate taxable income to partners or shareholders.

Taxpayers acquiring amortizable fixed assets as of January 1, 2007 and using the deduction established herein may only amortize such assets by the straight-line system and will not be entitled to profit from the audit benefit even if they meet the budgets established in the tax regulations with the purpose of accessing it. If the asset is no longer used in the income producing activity or is disposed of before the end of its useful life, a recovery income in proportion to the remaining useful life should be incorporated at the time of its abandonment or sale.

f)	As of December 31, 2012 and 2011, Energia Solar hasn’t tax losses. According to tax regulations in force, tax losses from taxable years 2003 through 2006 may be offset, readjusted on a tax basis, with the ordinary net income of the subsequent eight years, without exceeding 25% of the loss amount during the year, and without prejudice to the year’s presumptive income. Losses giving rise as of taxable year 2007 may be offset, readjusted on a tax basis at any time, without percentage limitation, with ordinary net income without prejudice to the year’s presumptive income. Companies’ losses will not be transferable to partners. Tax losses on account of non-taxable income or occasional gains, and costs and deductions not having accrual relation with regard to the generation of taxable income could be offset, in any case, with the taxpayer’s net income.
g)	As of 2004, income taxpayers performing transactions with related parties abroad and/or residents of countries considered as tax havens are required to determine, for income tax effects, their ordinary and extraordinary income, costs and deductions, and assets and liabilities, considering, for such transactions, market prices and profit margins. At December 2012, Energia Solar had transactions with related parties abroad. Therefore there was no additional tax provision.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Equity Tax — (Local Currency)

For taxable year 2011, the tax on equity was established for income taxpayers, under Act 1370 of 2009. Therefore, taxpayers owning net equity exceeding $2,573 shall pay a 4.8% rate, and those owning net equity between $1,544 and $2,573 shall pay a 2.4% rate on such equity.

A new rate for taxpayers required to pay such tax was included by means of Emergency Decree Number 4825 of December 2010. Such rates are: 1% for net equity between $544 and $1,044, and 1.4% for equity between $1,044 and $1,567.

In addition, a surcharge of 25% was established by such Decree on this tax, which is only applicable to equity taxpayers under Act 1370 of 2009.

The following temporary paragraph was added to Article 78 of Regulatory Decree 2649 of 1993 by means of Decree 514 of 2010:

“The amount of mandatory contributions may be annually allocated by taxpayers in the equity reappraisal account during the corresponding period of the tax on equity referred to in Act 1370 of 2009. When the equity reappraisal account does not record balances or is insufficient to charge the tax on equity, taxpayers may annually accrue the amount of mandatory contributions in the income statement during the corresponding period.”

Recognition of Revenues, Costs and Expenses

Revenues from fixed price contracts are recognized using the percentage-of-completion method measured by the percentage of costs incurred to date to total estimated costs for each contract. These contracts provide for a fixed amount of revenues for the entire project. Such contracts provide that the customer accept completion of progress to date and compensate Energia Solar for services rendered, which may be measured in terms of units installed, hours expended or some other measure of progress. Contract costs include all direct materials, labor and subcontract costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. The cost estimation process is based on professional knowledge and experience of Energia Solar’s engineers, project managers and financial professionals. Changes in job performance, job conditions and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts and therefore Energia Solar S.A. — ESWINDOWS’ profit recognition.

Changes in these factors may result in revisions to the costs and income, and their effects are recognized in the period in which the revisions are determined. Provisions for losses on uncompleted contracts are made in the period in which such losses are determined to be probable and the amount can be reasonably estimated. Energia Solar may incur costs subject to change orders, whether approved or unapproved by the customer, and/or claims related to certain contracts. Energia Solar determines the probability that such costs will be recovered based upon evidence such as past practices with the customer, specific discussions or preliminary negotiations with the customer or verbal approvals. Energia Solar treats items as a cost of contract performance in the period incurred.

For the Revenue Recognition the company takes into account fundamental aspects like:

Persuasive evidence of an arrangement exists. All sales are quoted prior to customers. Once they confirm it, clients issue purchase orders for their products. Here it is defined among others, kind of service, products, quantities, unit prices and delivery dates thereof.

Delivery has occurred or services rendered have been. The delivery of the goods is considered when the customer takes title to the property and assumes all risks of ownership. At the end of each period the Company carry out an assessment of the products sold in transits to determine which have not been received by customers and establish reversals in sales and cost of sales for the corresponding amounts

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

The seller’s price to the buyer is fixed or determinable. Sales prices are negotiated previously through clients Purchases Orders which it is indicated here in Collectability is reasonably assured. The company previously carries out a credit evaluation for its customers.

Likewise in order to secure the Accounts Receivables payments, it is a Company policy to have insurance policies with different companies to make sure that the collections are done as they agreed in the term conditions.

Accounting Estimates

For the preparation of financial statements in conformity with generally accepted accounting principles, Management is required to make certain estimates and assumptions that affect the asset and liability figures reported, and the amounts of revenues and expenses reported during the reporting period.

Investments

Investments are classified as: i) liquidity management investments; ii) investments for policy purposes; and iii) equity Investments in associates in which the Company exerts significant influence are recorded using the equity method.

Significant influence is defined as the power the entity has, whether the percentage of ownership is 50% or lower, to participate in setting and directing the financial and operational policies of another entity for the purpose of obtaining profits from that entity.

Fair Value of Financial Instruments

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 Inputs:  Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

Level 2 Inputs:  Other than quoted prices included in Level 1 Inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 Inputs:  Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The fair value is determined in accordance with the Level 1 Input of the Hierarchy. The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash and cash equivalents, accounts receivable, accounts payable and advances and deposits received from customers: the carrying amounts approximate fair value, because of the short maturity of these instruments.

Financial obligations: the carrying amounts represent the fair value, because the interest rate negotiated considers the market interest rate at December 31, 2011.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Cash Equivalents

For purposes of the presentation in the Statement of Cash Flow, the Company includes in the cash equivalents item investments with maturities of three or less months from their initial date of issue.

Impairment of Long Lived Assets

All long lived assets are tested to determine if they are recoverable from operating earnings on an undiscounted cash flow basis over their useful lives whenever events or changes in circumstance indicate that the carrying value may not be recoverable.

When the Company determine that the carrying value of long lived assets and definite life intangible assets may not be recoverable, the Company measure any impairment loss based on a projected discounted cash flow method using a discount rate determined to be commensurate with the inherent risk of its current business model.

Comprehensive Income

Comprehensive income includes net income as well as other items required by specific accounting standards to be reflected in stockholders’ equity but which do not constitute capital contributions, reductions or distributions.

New Accounting Pronouncements

A number of new standards, amendments to standards and interpretations are effective for annual periods beginning after January 1st, 2013, and have not been applied in preparing these financial statements. Energia Solar S.A. does not expect any significant effect on the US GAAP disclosure and financial information in the consolidated financial statements based on the new standards.

Accounting Standards and Amendments Issued but Not Yet Applied

In February 2013, the FASB issued “ASU 2013-02: Comprehensive income (Topic 220): Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income”. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amount reclassified out of comprehensive income by component. In addition, an entity is required to present significant amounts reclassified out of accumulated other comprehensive income by line them. This new requirement will present information about significant amounts reclassified in one place. Currently, this information is presented in different places throughout the financial statements. For public entities, the amendments are effective prospectively for the period beginning December 15, 2012. For non-public entities, the amendments are effective prospectively for period beginning December 15, 2013. Early adoption is permitted. This update is not intended to significantly change US GAAP.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Adoption of New Accounting Pronouncements

During 2012 New Accounting pronouncements were issued as follows:

ACCOUNTING PRONOUNCEMENTS	TITLE	Summary
ASU 2011-09 Topic 715	Multiemployer Plan	Additional disclosures about employer’s participation plan
ASU 2011-08 Topic 350	Testing goodwill for impairment	Assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount
ASU 2011-03 Topic 860	Reconsideration of effective control for repurchase agreements	Transfer to have the ability to repurchase or redeem the financial assets on substantially the agreed upon terms
ASU 2011-02 Topic 310	Troubled debt restructuring	Amended to provide guidance to a creditor in evaluating whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties
ASU 2010-26 Topic 944	Cost associated with acquiring/renewing insurance contracts	To provide guidance on which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral
ASU 2011-11 Topic 310	Disclosures about offsetting assets and liabilities	Requires enhanced disclosures about financial and derivative instruments that are either (I) offset in accordance with ASC 210-20-45 or 815-10-45 or (II) subject to an enforceable master netting arrangement

None of the above pronouncements had impacts on the Energia Solar operations during the period ended September 30, 2013 and 2012.

Note 3. — Cash and cash equivalents

	Sept 30, 2013	Sept 30, 2012
Cash on hand	25	305
Local banks and current accounts	2.154	1.299
Local banks and savings accounts	380	54
Funds	5	1
Total Cash and cash equivalents	2.564	1.659

Note 4. — Accounts receivable

	Sept 30, 2013	Sept 30, 2012
Clients	52.472	29.595
Related parties	171	66
Prepaid advances	11.765	8.221
Prepaid taxes	524	378
Labor receivables	212	207
Other	577	470
Total	65.721	38.937

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 5. — Inventories

	Sept 30, 2013	Sept 30, 2012
Raw Material	10.391	10.648
Work In Process	187	326
Finishes Goods	131	1.191
Store and spares	99	63
Packing Material	12	13
Transit	0	7
Total	10.820	12.248

Note 6. — Investments

	Sept 30, 2013	Sept 30, 2012
Investment	485	492
Current	485	492

	Sept 30, 2013	Sept 30, 2012
Investment on shares	21.570	22.247
Non-Current	21.570	22.247

Note 7. — Properties and Equipment’s, net

	Sept 30, 2013	Sept 30, 2012
Land	2.611	2.780
Machinery and equipment	21.375	20.428
Computer equipment	1.576	1.188
Vehicles	206	216
Security Equipment	401	19
Plumbing plants	194	284
Sub total	26.363	24.915
Less: Accrued depreciation	(6.956)	(4.552)
Total	19.407	20.363

Note 8. — Financial Liabilities

	Sept 30, 2013	Sept 30, 2012
Local Banks	7.466	2.567
Current	7.466	2.567
Local Banks	18.173	16.009
Non-Current	18.173	16.009

The maturities of the financial covenants in the next six years are as follows:

ENERGIA SOLAR

YEAR	September 30, 2013
2013	7.466
2014	5.965
2015	3.767
2016	3.572
2017	2.927
2018 and after	1.943
TOTAL	25.640

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 9. — Accounts Payables and accrued expenses

	Sept 30, 2013	Sept 30, 2012
Current
Local Vendors	6.746	5.207
Related parties	67	—
Foreign Vendors	423	477
Expenses Payables	7.062	986
Withholding tax	105	76
Withholding VAT	29	120
Withholding for Commerce and industry	13	16
Accrued expenses payroll	304	201
Current	14.749	7.083

Note 10. — Taxes payables

	Sept 30, 2013	Sept 30, 2012
Value add tax and Withholding tax	—	0
Equity Tax	98	190
Deferred income taxes	2.900	0
Total	2.998	190

Income taxes are accounted for under the asset and liability method. Under this method, current tax expense (or benefit) is determined by applying the provisions of enacted tax law to the taxable income, and deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are calculated using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Company files income tax returns in the Republic of Colombia where, as a general rule, taxable income is subject to a 33% income tax rate for fiscal years 2011 and 2012. A minimum taxable income is calculated as 3% of net equity on the last day of the immediately preceding period and is used as taxable income if it is higher than taxable income otherwise calculated. For tax years 2013 through 2015, the income tax rate was reduced to 25% and a special tax rate of 9% will apply to certain tax payers including the Company. Starting in 2016, the rate for this tax will be 8%.

The following table presents a reconciliation of the statutory Colombia income tax rate of 33% and the Company’s effective tax rate are as follows:

	2013	2012
Corporate income tax expense at statutory rates	33.0%	33.0%
Non-deductible expenses	4.7%	0,2%
Non-taxable income	3%	3.2%
Effective tax rate	34.7%	36.0%

Under Emergency Decree Number 4825, Government of Colombia government levied a special Security Tax on Equity calculated as from 1 to 4.8% of equity at December 2010, payable in four equal annual installments without interest (years 2011 – 2014). The Security Tax is not deductible for the purposes of calculating taxable income in any year. The company’s Security Tax liability was $2,479.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 10. — Taxes payables  – (continued)

The components of income tax expense (benefit) are as follows:

	Years Ended September 30,
	2013	2012
Current Income Tax	2.838	1.574
Deferred Income Tax	2.720	439
Total provision for Income tax	5.558	2013

The tax effect of temporary differences that gave rise to deferred assets and liabilities are as follows:

	At September 30,
	2013	2012
Deferred tax assets:
Accounts Receivable Clients	—	293
Valuation allowance	—	—
Total deferred tax assets	—	293
Deferred tax liabilities:
Deferred Revenue	7409	1330
Total deferred tax liabilities	7409	1330

There are no valuation allowances for the deferred tax assets recorded.

Note 11. — Labor Liabilities

	Sept 30, 2013	Sept 30, 2012
Accrued Payroll	14	22
Labor Accruals	1	1
Total	15	23

Note 12. — Accrued liabilities and provisions

	Sept 30, 2013	Sept 30, 2012
Current
Costs and expenses – Others	1.109	631
labor		—
Financial	773	637
Income tax	2.844	1.630
Total	4.726	2.898

Note 13. — Advances from Customers

	Sept 30, 2013	Sept 30, 2012
Current
Advances from customers	11.703	18.249
Total	11.703	18.249

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 14. — Net operating revenues

	Sept 30, 2013	Sept 30, 2012
Manufacturing	83.504	54.399
Constructions	1.027	680
Total income – Manufacturing industries	84.531	55.079
(Less) Returns of sales	(851)	(106)
Total net operating revenues	83.680	54.973

Note 15. — Cost of sales

	Sept 30, 2013	Sept 30, 2012
Cost of sales	58.591	40.876
Production order variation	—	(421)
Total Cost of sales	58.591	40.455

Note 16. — Sales expenses

	Sept 30, 2013	Sept 30, 2012
Personnel	2.360	1.950
Fees	21	16
Taxes	397	267
Rent	36	32
Contribution and subscription	20	20
Insurance	164	92
Services	971	835
Legal expenses	1
Adequacy and installation	20	2
Maintenance and repairs	0	28
Travel expenses	203	189
Depreciation	50	36
Amortizations	0	1
Others	319	539
Total	4.562	4.007

Note 17. — Administration expenses

	Sept 30, 2013	Sept 30, 2012
Personnel	1.160	955
Fees	505	369
Taxes	5	0
Rent	13	610
Contribution and subscription	28	16
Insurance	77	126
Services	974	807
Legal expenses	6	83
Maintenance and repairs	34	27
Adequacy and installation	15	51
Travel expenses	44	40
Depreciation	158	202
Others	782	606
Total	3.801	3.892

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 18. — Non-operating revenues

	Sept 30, 2013	Sept 30, 2012
Financial	1.725	1.416
Rent		4
Recoveries	—	145
Indemnizations	45	6
Other income	515	778
Total	2.285	2.349

Note 19. — Non-operating expenses

	Sept 30, 2013	Sept 30, 2012
Financial	2.267	1.805
Loss on sales assets	138	172
Others	616	729
Total	3.021	2.706

Note 20. — Transactions with Related Parties

The following is a summary of assets, liabilities and income and expense transactions as of September 30, 2012 and 2013 with related parties, shareholders, directors and managers:

Transactions	September 2013			September 2012
	Related Parties	shareholders	Directors	Related Parties	shareholders	Directors
Accounts receivable	126	—	45	35	10	20
Investment	19.688	—	—	19.640	—	—
Advances	3.093	—	—	2.099	—	—
Revenues	79	—	11	14	—	13
Salaries	—	—	428	—	—	410
Purchases	27.841	—	—	20.723	—	—
Other expenses	—	—	177	579	—	155
Accounts payable	25.271	—	—	23.079	—	—
Fee	—	290	48	—	150	41

Note 21. — Contingencies

There are no significant contingencies that should be disclosed and accrued as of September 3, 2013.

Note 22. — Subsequent Events

Subsequent events were evaluated through October 30, 2013.

CI ENERGIA SOLAR S.A. — ESWINDOWS
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 22. — Subsequent Events  – (continued)

Crowe Horwath CO S.A. Member Crowe Horwath International
Carrera 53 No 82-86, Of 601 Barranquilla, Colombia NIT 830.000.818-9 57.5.385.1888 MAIN barranquilla@crowehorwath.com.co www.crowehorwath.com.co

INDEPENDENT AUDITORS’ REPORT
Barranquilla, November 6, 2013
To the Shareholders and Board of Directors
C.I. Energia Solar S.A. ESWindows

We have audited the accompanying balance sheet of C.I. Energia Solar S.A. ESWindows as of December 31, 2012 and 2011, and the related statements of income, changes in stockholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our Audits.

We conducted our Audits in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.I. Energia Solar S.A. ESWindows as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Crowe Horwath CO S.A.

CROWE HORWATH CO S.A.

/s/ Alexander Camargo Mahecha

ALEXANDER CAMARGO MAHECHA
Partner

Crowe Horwath CO S.A. is member of Crowe Horwath International.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
December 31, 2012 and 2011

Balance Sheets
(Amounts stated in thousands of US Dollars)

	Notes	Dec 31, 2012	Dec 31, 2011
Assets
Current assets
Cash on hand and cash equivalents	3	1.328	3.801
Investments	6	424	351
Accounts receivable	4,20
Clients		30.828	18.241
Related parties		570	1.483
Others		11.452	8.604
		42.850	28.328
Deferred income Taxes		—	496
Inventories	5	9.623	8.838
Deferred charges		681	633
Total current assets		54.906	42.447
Non-current assets
Investments	6	22.737	25.379
Property and Equipment, net	7	19.994	3.017
Other assets		1.168	1.064
Total non-current assets		43.899	29.460
Total assets		98.805	71.907
Liabilities and stockholders’ equity
Current liabilities
Financial liabilities	8	4.610	6.993
Accounts payable and accrued expenses	9	5.368	8.884
Related parties	20	25.076
Taxes payable	10	1.706	276
Labor liabilities	11	13	36
Accrued liabilities and provisions	12	625	1.227
Advances from customers	13	16.495	19.522
Total current liabilities		53.893	36.938
Non-current liabilities
Related parties			5.291
Financial liabilities	8	16.029	6.376
Accounts payable and accrued expenses	9	—	980
Total non-current liabilities		16.029	12.647
Total liabilities		69.922	49.585
Equity
Common stock, Col $1.000 par value, 18.500.000 shares authorized, 14.385.661 shares issued and paid		925	925
Common stock – Additional paid capital		16.933	16.933
Legal reserves		719	719
Retained earnings		2.969	3.020
Net income		4.373	18
Cumulative translation adjustments		2.964	707
Total stockholders’ equity		28.883	22.322
Total liabilities and stockholders’ equity		98.805	71.907

The accompanying notes are an integral part of these financial statements.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
December 31, 2012 and 2011

Statements of Income and Comprehensive Income
(Amount stated in thousands of US Dollars)

	Notes	Dec 31, 2012	Dec 31, 2011
Operating revenues	14	76.219	47.618
Cost of sales	15,20	56.605	39.257
Gross profit		19.614	8.361
Operating expenses:
Sales	16	5.515	4.370
Administration	17	6.295	4.569
Operating expenses, net		11.810	8.939
Operating profits		7.804	(578)
Non-operating revenues	18	2.946	2.966
Non-operating expenses	19	4.371	2.040
Profit before taxes		6.379	348
Income tax provision	10	2.006	330
Net income		4.373	18
Comprehensive income
Translation adjustments		2.257	707

The accompanying notes are an integral part of these financial statements.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
December 31, 2012 and 2011

Statements of Changes in Stockholders’ Equity
(Amounts stated in thousands of US Dollars)

	Capital Stock	Legal Reserves	Retained Earnings	Common stock – Additional paid capital	Net income	Cumulative Translation Adjustments	Total Stockholders’ Equity
Balances as of December 31, 2010	780	719	0	11.613	2.936	(491)	15.557
Appropriations:
Movement for the year	145	0	3.020	5.320	(2.936)	822	6.747
Net income	0	0	0	0	(18)	0	(18)
Balances as of December 31, 2011	925	719	3.020	16.933	(18)	707	22.322
Appropriations:
Movement for the year	0	0	(51)	0	(18)	2.257	2.188
Net income	0	0	0	0	4.373	0	4.373
Balances as of December 31, 2012	925	719	2.969	16.933	4.373	2.964	28.883

The accompanying notes are an integral part of these financial statements.

C.I. Energia Solar S.A. ESWindows.
Financial Statements
December 31, 2012 and 2011

Statement of Cash Flow
(Amount stated in thousands of US Dollars)

	Dec 31, 2012	Dec 31, 2011
Cash flow from operating activities
Net income	4.373	18
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2.160	580
Amortization	77	50
Equity method	(882)	(673)
Changes in operating assets and liabilities:
Increase in accounts receivables	(14.522)	(10.212)
Increase deferred income taxes	496	0
Increase in inventories	(785)	(1.704)
Increase in deferred	(125)	(273)
Increase in accounts payable	15.289	2.070
Increase in taxes payable	1.430	276
(Decrease) increase in labor liabilities	(23)	(211)
(Decrease) increase in provisions	(602)	(1.157)
(Decrease) increase in other liabilities	(3.027)	12.473
Net cash provided by (used for) operating activities	3.859	1.237
Cash flow from investing activities:
Additions of property and equipment	(18.561)	(2.059)
Proceeds from sale of property and equipment
Increase in investments	0	(90)
Proceeds from sale of investments	3.451	0
Increase in other assets	(104)	15
Net cash provided by (used for) investing activities	(15.214)	(2.134)
Cash flow from financing activities:
Financial liabilities
Cash Received	7.270	4.714
Cash Used		(8.274)
Increase in capital	0	5.465
Net cash provided by (used for) financing activities	7.270	1.905
Effect of exchange rate change on cash and cash equivalents	1.612	1.372
Net increase (decrease) in cash and cash equivalents	(2.473)	2.380
Cash at the beginning of the year	3.801	1.421
Cash at the end of the year	1.328	3.801
Supplemental disclosure of cash flow information
Income tax paid	1.207	725
Interest Paid	1.949	1.040
Capital assets acquired under capital lease	2.780	474

The accompanying notes are an integral part of these financial statements.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity

C.I. Energia Solar S.A. ESWindows, (“Energia Solar” or the “Company”) was incorporated through Public Deed 463 dated the 8th of March, 1983 of Notary Public 2nd of Barranquilla, Colombia.

Energia Solar is a leading manufacturer of high specifications windows, with 29 years of experience in the market of ensemble of structures of glass and aluminum in Colombia.

Currently the Company offers design, production, marketing, and installation of architectural systems for buildings of high, medium, and low elevation size. Products include windows and doors in glass and aluminum, office partitions and interior divisions, floating façades and commercial window showcases.

Energia Solar has reached 80% of High Rise Building projects in South Florida through a strategic alliance with RC Aluminum.

With strategic allies NEC and Enclosed Corp, the Company has expanded its sales to the north, central, east, and west of the United States, entering into high-tech markets for curtain walls, giving the Company a very special ranking since this product is the most requested at the global level and marks the new trend in architecture. It is a very sophisticated product and therefore has high aggregate value, far superior to the traditional window frames from walls or floor to ceiling. These products involve materials of “high performance” that are produced by Alutions and Tecnoglass with state of the art technology.

The alliance with Enclosed Corp, company specialized in floating façades, who have completed outstanding global projects including the World Trade Center in New York, John Hancock Tower in Chicago, Aon Center in Chicago, Sears Tower in Chicago, JP Morgan Chase Tower in Texas, Transco Tower in Houston, Hong Kong and Shanghai Bank Headquarters in Hong Kong, Petronas Towers in Kuala Lumpur, Republic Plaza in Singapore, Bandaijima Building in Japan and Torre Mayor in Mexico, will be an important complement to the partnerships mentioned above. The Company will be working closely with Enclosed Corp on relevant and significant international projects for its technology and for its architecture.

In Panama, Energia Solar maintains a strong presence in the major developments of the most exclusive areas of the city, participating, for example, in the construction of the tallest building in Central and South America, The Point, as well as in the construction of the most modern hotels in the region such as Megapolis and The Trump. The Company also signed the highest paid contract in the hotel industry in Central America for the Hotel Soho with an estimated value of US$9 million in supplied products.

The Company has all the permits to commercialize hurricane windows in Miami-Dade County, Florida in the US. The Notice of Acceptance is one of the most demanding certifications in the world of windows frames. The company has consolidated its position in the Latin American market in recent years to become one of the most important players in the region.

Bank loans have been negotiated in Colombia using the “DTF”. The DTF is an interest rate calculated as a weighted average weekly amount of uptake rates daily average CDTs to 90 days, paid by banks and financial corporations. This rate is approximately 5% and could vary either up or down in accordance with the market.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity  – (continued)

As of December 31, 2012 Energia Solar’s loans were worth $20.639. The banks, interest and terms are as follows:

DATE	BANK	DUE DATE	RATE	2012 Amount
7-Feb-12	BANCO POPULAR	Long term	DTF + 2%	38
31-Oct-12	BANCO COLPATRIA	Long term	DTF + 2%	122
3-Feb-12	BANCO BOGOTA	Long term	DTF + 2%	17
10-Oct-12	BANCO BOGOTA	Long term	DTF + 3,7%	566
13-Apr-11	BANCO BOGOTA	Long term	DTF + 3,83%	1.329
5-Apr-11	BANCO BOGOTA	2016	DTF + 2,5%	56
4-Apr-12	BANCO BOGOTA	2016	DTF + 5%	2.680
28-Jun-12	BANCO BOGOTA	2016	DTF + 4%	339
25-Oct-12	BANCO BOGOTA	2016	DTF + 4,7%	398
20-Jan-12	BANCO COLPATRIA	2018	DTF + 6,5%	944
6-Jul-12	BANCO COLPATRIA	2018	DTF + 6,5%	735
24-Aug-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
24-Sep-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
24-Oct-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
20-Nov-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
14-Dec-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
8-Apr-11	BANCO POPULAR	2018	DTF + 2,5%	28
5-May-11	BANCO POPULAR	2018	DTF + 2,5%	42
21-Dec-11	BANCO POPULAR	2016	DTF + 5%	3.789
29-Aug-12	BANCO POPULAR	2017	DTF + 5%	1.075
21-Sep-12	BANCO POPULAR	2017	DTF + 5%	122
26-Nov-12	BANCO POPULAR	2017	DTF + 5%	303
18-Dec-12	BANCO POPULAR	2017	DTF + 5%	258
24-May-10	LEASING BANCOLDEX	2016	DTF + 5,5%	905
5-Apr-11	LEASING BANCOLDEX	2016	DTF + 5%	357
30-Aug-12	SANTANDER	2017	DTF + 5%	1.753
21-Feb-11	SERFINANSA	2016	DTF + 6%	1.747
1-Jun-12	SERFINANSA	2017	DTF + 6%	208
Total loans				20.639

COMPANY GROWTH

Energia Solar S.A. was founded in 1984, and by 1988 the Company was engaged in the production, commercialization, and installation of window frames and aluminum and glass facades.

In 1995 the company decided to incorporate Tecnoglass S.A. to ensure availability of the material, because the glass suppliers were overwhelmed with orders.

In 1995 the Company obtained the exclusive distribution in Colombia of Horton Automatics, a world leader in automatic doors.

In 1996 the Company began to serve the production of doors, railings, grids, and floating facades RC Aluminum in the United States.

In 2006 the Company moved to new facilities, moving from an area of 3,898 m2 to an area of 36,000 m2 to fulfill the new levels of production. In addition, the Company became an international trader, supporting its work as exporters.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 1. — Description of Business and Reporting Entity  – (continued)

Emmegi Machining Centre Satellite X1 acquired in early 2009 within the organizational structure of the area of Design and Development. In addition, the ERP SAP (Integrated System of Management and Control) was purchased and developed, integrating all processes in a single system, including financial support to improve these processes and the interaction between them.

HISTORY AND COMPANY BACKGROUND

From 2010 to 2012 Energia Solar S.A. acquired equipment with the latest technology for the design, development, and manufacture of products with high specifications: Water jet, two-component silicone, mechanical center 5-axis, work center with controlled 4-axis, cutting machine 5-axis electronic double head for compound cuts, disc cutting machine with ascendant head as well. In addition, a lot for the expansion of the warehouse was purchased.

In 2012 Energia Solar S.A. recorded sales growth by 45% compared to 2011.

The Company’s US commercial ally ESWindows opened two new exclusive distributors: AIP (Miami) and IFP (Fort Myers). ESWindows also signed an agreement with AM Craft for the distribution of PVC products and obtained the Step Up program with Broward Housing Authority in charge of Sales in the Caribbean Islands.

In 2011 the Company created the laboratory testing and structural testing.

E Solar History

Year
1984	Energia Solar S.A. born as a craft business.
1986	Beginning of assembly of tempered glass.
1988	The Company ventured into production, marketing, and installation of window frames and facades in aluminum and glass.
1992	The 10th line in manufacture of thermo acoustic glass in Colombia and automatic cutter was purchased.
1994	Increased the number of milling machines, dies, presses, and drills.
1996	RC Aluminum is added to the customer portfolio, allowing the Company’s reach to expand to Florida.
1997	Change in the construction code in Florida. Miami Dade County created its standards.
2004	The company entered into the Colombian market with more airtight, reliable and durable structures.
2005	Expansion of service to design and installation activities.
2006	Moved to the new facilities on Circunvalar Avenue.
2007	Received award for Logistic Exporting from DHL Express.
2011	Creation of the laboratory of testing and structural testing.
2012	Strategic alliances with NEC and Enclosed Corp important companies in the American market for the production of highly specialized products such as curtain walls.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies

Basis of preparation and Presentation

The accompanying Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Energia Solar maintains its accounting books in conformity with the accounting principles and practices generally accepted in Colombia. Accordingly, the Company made the required adjustments to convert the financial statements in accordance with US GAAP.

Functional Currency and Translation of Financial Statements

The functional currency of the Company in Colombia is the Columbian Peso. In accordance with ASC 830-30 Translation of Financial Statements, the financial statements of the Company prepared in the functional currency will be translated into the US. Dollar, the reporting currency. Translation adjustments resulting from the process of translating financial statements from the functional currency into the reporting currency will be recorded as translation adjustments in the Statement of Income and Comprehensive Income and as cumulative translation adjustments in Equity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented.

Energia Solar reviews all significant estimates affecting its Financial Statements on a recurring basis and records the effect of any necessary adjustments prior to their issuing. Judgments and estimates are based on Energia Solar’s beliefs and assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements.

Estimates are primarily used in Energia Solar’s assessment of the allowance for Investments accounts, and useful lives of assets. Revenue recognition for construction contracts, as well as the provision (benefit) for income taxes.

Foreign Currencies

Foreign currency-denominated transactions and balances are translated into Colombian pesos using the market representative exchange rate, duly certified by the Office of the Superintendent of Finance in Colombia.

The exchange rate used for adjusting the resulting balance in US Dollars as of December 31, 2012 and 2011, were COP$1.768,23 and COP$1.942,70 respectively. Differences in favor of, or against, are recorded in financial expenses or revenues.

Cash and Cash Equivalents

Cash and cash equivalents include bank balances and all highly liquid investments with a maturity of three months or less that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value. The carrying amounts of these investments approximate market value.

Long-Term Investments

Long-term investments consist principally of participation in the shares of entities where the Company does not exert control. These investments are recorded at equity method and the Company evaluates periodically whether there might exist non-temporary circumstances that require an impairment.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Accounts Receivable

Trade accounts receivable are recorded at the amounts invoiced and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated Statement of Cash Flow.

The accounts receivable is presented according to their degree of enforceability. All receivables are insured and the accounts receivable allowance is determined based upon the uncollectible accounts, keeping in mind the insurance deductible.

Inventories

Inventories consist primarily of parts and supplies held for use in the ordinary course of business, which are valued by Energia Solar at the lower of cost or market as determined by using the average costing method. Inventories also include certain job specific materials not yet installed which are valued using the specific identification method.

Machinery and Equipment, net

Machinery and Equipment, net are recorded at cost adjusted, and depreciated using the straight-line method over their estimated useful lives. The following are the annual depreciation rates used:

Annual depreciation rates
Machinery and equipment	10%
Furniture and fixtures	10%
Computer equipment	20%

The Company does not estimate any residual value for its assets because it considers the value to be relatively unimportant; therefore, the assets are fully depreciated. Repair and maintenance expenses are charged to operations as incurred.

Capital Leases

Rights in capital leases with a purchase option are recorded as assets at the present value of the lease payments and purchase option (bargain purchase), calculated from the contract beginning date based on the Return on Investment rate of the respective contract and simultaneously liabilities are recorded. These rights are amortized and recorded using the straight-line method at rates of 10% for equipment and 20% for vehicles and computer equipment.

The depreciation rates are determined to coincide with the estimated useful lives of the leased assets based on internal maintenance records and capital investment plans. Capital lease terms are determined primarily on a negotiated case-by-case basis considering credit and financial market conditions (see Note 8. — Financial Liabilities), and the terms do not necessarily coincide with depreciation rates used by the Company.

Deferred

The following items are taken as deferred:

a)	Insurance expenses, which are amortized during the corresponding policies’ validity.
b)	Costs and expenses incurred in the purchase of software and licenses, which are amortized over a period of three years.
c)	Semiannual maintenance of the aluminum plant, which is amortized over a period of six months.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Income Taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Income tax regulations applicable to Energia Solar are as follows:

a)	As a general rule, taxable income is subject to a 33% income tax rate, except for taxpayers managing special rates upon express disposition.
b)	The basis for determining income tax may not be above 3% of its net equity on the last day of the immediately preceding period.
c)	As of taxable year 2007, the inflation adjustments system was eliminated for tax, and the tax on occasional gains was reactivated for legal persons. This tax is to be applied on total taxable occasional gains obtained by taxpayers during the year. The unique rate applicable on occasional gains taxable until 2012 is 33%. Article 109 of Act 1607 of December 2012 established a new tax rate on occasional gains for companies and is to be applied as of 2013; such rate is equivalent to 10%.
d)	As of taxable year 2007, and just for tax purposes, taxpayers may readjust, on an annual basis, the cost of movable and immovable properties held as fixed assets. The adjustment percentage will be fixed by the Tax Authorities by means of Resolution.
e)	Until taxable year 2010, and for taxpayers signing a legal stability agreement until December 31, 2012, the special deduction on account of fixed asset investment corresponds to 30%. Such deduction does not generate taxable income to partners or shareholders.

Taxpayers acquiring amortizable fixed assets as of January 1, 2007 and using the deduction established herein may only amortize such assets by the straight-line system and will not be entitled to profit from the audit benefit even if they meet the budgets established in the tax regulations with the purpose of accessing it. If the asset is no longer used in the income producing activity or is disposed of before the end of its useful life, a recovery income in proportion to the remaining useful life should be incorporated at the time of its abandonment or sale.

f)	As of December 31, 2012 and 2011, Energia Solar hasn’t tax losses. According to tax regulations in force, tax losses from taxable years 2003 through 2006 may be offset, readjusted on a tax basis, with the ordinary net income of the subsequent eight years, without exceeding 25% of the loss amount during the year, and without prejudice to the year’s presumptive income. Losses giving rise as of taxable year 2007 may be offset, readjusted on a tax basis at any time, without percentage limitation, with ordinary net income without prejudice to the year’s presumptive income. Companies’ losses will not be transferable to partners. Tax losses on account of non-taxable income or occasional gains, and costs and deductions not having accrual relation with regard to the generation of taxable income could be offset, in any case, with the taxpayer's net income.
g)	As of 2004, income taxpayers performing transactions with related parties abroad and/or residents of countries considered as tax havens are required to determine, for income tax effects, their ordinary and extraordinary income, costs and deductions, and assets and liabilities, considering, for such transactions, market prices and profit margins. At December 2012, Energia Solar had transactions with related parties abroad. Therefore there was no additional tax provision.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Equity Tax — (Local Currency)

For taxable year 2011, the tax on equity was established for income taxpayers, under Act 1370 of 2009. Therefore, taxpayers owning net equity exceeding $2,573 shall pay a 4.8% rate, and those owning net equity between $1,544 and $2,573 shall pay a 2.4% rate on such equity.

A new rate for taxpayers required to pay such tax was included by means of Emergency Decree Number 4825 of December 2010. Such rates are: 1% for net equity between $544 and $1,044, and 1.4% for equity between $1,044 and $1,567.

In addition, a surcharge of 25% was established by such Decree on this tax, which is only applicable to equity taxpayers under Act 1370 of 2009.

The following temporary paragraph was added to Article 78 of Regulatory Decree 2649 of 1993 by means of Decree 514 of 2010:

“The amount of mandatory contributions may be annually allocated by taxpayers in the equity reappraisal account during the corresponding period of the tax on equity referred to in Act 1370 of 2009. When the equity reappraisal account does not record balances or is insufficient to charge the tax on equity, taxpayers may annually accrue the amount of mandatory contributions in the income statement during the corresponding period.”

Recognition of Revenues, Costs and Expenses

Revenues from fixed price contracts are recognized using the percentage-of-completion method measured by the percentage of costs incurred to date to total estimated costs for each contract. These contracts provide for a fixed amount of revenues for the entire project. Such contracts provide that the customer accept completion of progress to date and compensate Energia Solar for services rendered, which may be measured in terms of units installed, hours expended or some other measure of progress. Contract costs include all direct materials, labor and subcontract costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. The cost estimation process is based on professional knowledge and experience of Energia Solar’s engineers, project managers and financial professionals. Changes in job performance, job conditions and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts and therefore Energia Solar S.A. — ESWINDOWS’ profit recognition.

Changes in these factors may result in revisions to the costs and income, and their effects are recognized in the period in which the revisions are determined. Provisions for losses on uncompleted contracts are made in the period in which such losses are determined to be probable and the amount can be reasonably estimated. Energia Solar may incur costs subject to change orders, whether approved or unapproved by the customer, and/or claims related to certain contracts. Energia Solar determines the probability that such costs will be recovered based upon evidence such as past practices with the customer, specific discussions or preliminary negotiations with the customer or verbal approvals. Energia Solar treats items as a cost of contract performance in the period incurred.

For the Revenue Recognition the company takes into account fundamental aspects like:

Persuasive evidence of an arrangement exists. All sales are quoted prior to customers. Once they confirm it, clients issue purchase orders for their products. Here it is defined among others, kind of service, products, quantities, unit prices and delivery dates thereof.

Delivery has occurred or services rendered have been. The delivery of the goods is considered when the customer takes title to the property and assumes all risks of ownership. At the end of each period the Company carry out an assessment of the products sold in transits to determine which have not been received by customers and establish reversals in sales and cost of sales for the corresponding amounts.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

The seller’s price to the buyer is fixed or determinable. Sales prices are negotiated previously through clients Purchases Orders which it is indicated here in.

Collectability is reasonably assured. The company previously carries out a credit evaluation for its customers.

Likewise in order to secure the Accounts Receivables payments, it is a Company policy to have insurance policies with different companies to make sure that the collections are done as they agreed in the term conditions.

Accounting Estimates

For the preparation of financial statements in conformity with generally accepted accounting principles, Management is required to make certain estimates and assumptions that affect the asset and liability figures reported, and the amounts of revenues and expenses reported during the reporting period.

Investments

Investments are classified as: i) liquidity management investments; ii) investments for policy purposes; and iii) equity investments. Investments in associates in which the Company exerts significant influence are recorded using the equity method.

Significant influence is defined as the power the entity has, whether the percentage of ownership is 50% or lower, to participate in setting and directing the financial and operational policies of another entity for the purpose of obtaining profits from that entity.

Fair Value of Financial Instruments

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 Inputs:  Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

Level 2 Inputs:  Other than quoted prices included in Level 1 Inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 Inputs:  Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The fair value is determined in accordance with the Level 1 Input of the Hierarchy. The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash and cash equivalents, accounts receivable, accounts payable and advances and deposits received from customers: the carrying amounts approximate fair value, because of the short maturity of these instruments.

Financial obligations:  the carrying amounts represent the fair value, because the interest rate negotiated considers the market interest rate at December 31, 2011.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Cash Equivalents

For purposes of the presentation in the Statement of Cash Flow, the Company includes in the cash equivalents item investments with maturities of three or less months from their initial date of issue.

Impairment of Long Lived Assets

All long lived assets are tested to determine if they are recoverable from operating earnings on an undiscounted cash flow basis over their useful lives whenever events or changes in circumstance indicate that the carrying value may not be recoverable.

When the Company determine that the carrying value of long lived assets and definite life intangible assets may not be recoverable, the Company measure any impairment loss based on a projected discounted cash flow method using a discount rate determined to be commensurate with the inherent risk of its current business model.

Comprehensive Income

Comprehensive income includes net income as well as other items required by specific accounting standards to be reflected in stockholders’ equity but which do not constitute capital contributions, reductions or distributions.

New Accounting Pronouncements

A number of new standards, amendments to standards and interpretations are effective for annual periods beginning after January 1st, 2013, and have not been applied in preparing these financial statements. Energia Solar S.A. does not expect any significant effect on the US GAAP disclosure and financial information in the consolidated financial statements based on the new standards.

Accounting Standards and Amendments Issued but Not Yet Applied

In February 2013, the FASB issued “ASU 2013-02: Comprehensive income (Topic 220): Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income”. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amount reclassified out of comprehensive income by component. In addition, an entity is required to present significant amounts reclassified out of accumulated other comprehensive income by line them. This new requirement will present information about significant amounts reclassified in one place. Currently, this information is presented in different places throughout the financial statements. For public entities, the amendments are effective prospectively for the period beginning December 15, 2012. For non-public entities, the amendments are effective prospectively for period beginning December 15, 2013. Early adoption is permitted. This update is not intended to significantly change US GAAP.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 2. — Summary of Significant Accounting Policies  – (continued)

Adoption of New Accounting Pronouncements

During 2012 New Accounting pronouncements were issued as follows:

ACCOUNTING PRONOUNCEMENTS	TITLE	Summary
ASU 2011-09 Topic 715	Multiemployer Plan	Additional disclosures about employer’s participation plan
ASU 2011-08 Topic 350	Testing goodwill for impairment	Assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount
ASU 2011-03 Topic 860	Reconsideration of effective control for repurchase agreements	Transfer to have the ability to repurchase or redeem the financial assets on substantially the agreed upon terms
ASU 2011-02 Topic 310	Troubled debt restructuring	Amended to provide guidance to a creditor in evaluating whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties
ASU 2010-26 Topic 944	Cost associated with acquiring/renewing insurance contracts	To provide guidance on which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral
ASU 2011-11 Topic 310	Disclosures about offsetting assets and liabilities	Requires enhanced disclosures about financial and derivative instruments that are either (I) offset in accordance with ASC 210-20-45 or 815-10-45 or (II) subject to an enforceable master netting arrangement

None of the above pronouncements had impacts on the Energia Solar operations during the years ended December 31, 2012 and 2011.

Note 3. — Cash and cash equivalents

	Dec 31, 2012	Dec 31, 2011
Cash on hand (*)	333	1429
Local banks and current accounts	820	1.105
Local banks and savings accounts	174	1.266
Funds	1	1
Total cash and cash equivalents	1.328	3.801

(*)	In 2011 there were collections from SOHO worth $1,107.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 4. — Accounts receivable

	Dec 31, 2012	Dec 31, 2011
Clients (*)	30.828	18.241
Related parties	570	1.483
Prepaid advances (**)	10.336	7.502
Prepaid taxes	430	508
Labor receivables	209	209
Deferred income taxes	-	496
Other	477	385
Total	42.850	28.328

(*)	The increase was primarily due to higher sales in 2012 in relation to 2011 by 60%.
(**)	Consists mainly of advances given to Tecnoglass and Vendors to cover the higher volume sales.

Note 5. — Inventories

	Dec 31, 2012	Dec 31, 2011
Raw Material	9.178	8.389
Work in process	253	244
Finished goods	105	130
Store and spares	63	56
Packing material	24	13
Transit	0	6
Total	9.623	8.838

The production cost includes direct materials which are assigned through production orders. Direct labor and manufacturing overhead costs are determined using the gross profit method, where the Company allocates these costs to inventories using an estimation based upon the sales price. The related direct labor and manufacturing overhead costs in 2012 and 2011 were $21.153 and $13.289 respectively. Likewise the finished goods inventories are $105 and $130 and work in process inventories are $142 and $201 for the periods then ended.

Note 6. — Investments

	Dec 31, 2012	Dec 31, 2011
Investments	424	351
Current	424	351

	Dec 31, 2012	Dec 31, 2011
Investment on shares	22.728	25.379
Rights on clubs	9	0
Non-current	22.737	25.379

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 7. — Property and Equipment, net

	Dec 31, 2012	Dec 31, 2011
Land	2.828	0
Machinery and equipment (*)	20.097	4.165
Computer equipment	1233	993
Vehicles	220	178
Security equipment	20	18
Plumbing plants	305	42
Furniture and fixtures	923	702
Subtotal	25.626	6.098
Less: accrued depreciation	(5.632)	(3.081)
Total	19.994	3.017

(*)	The increase is due to the Machinery and Equipment purchased to Tecnoglass worth $13.380 in January 2012.

Note 8. — Financial Liabilities

	Dec 31, 2012	Dec 31, 2011
Local banks	4.610	6.993
Current	4.610	6.993
Non-current Local banks (*)	(16.029)	6.376
Non-current	(16.029)	6.376

(*)	Company needed to take out new loans to finance working capital.

The maturity of the financial covenants in the next six years is as follows:

C.I E SOLAR

Year	2012	2011
2012		6.993
2013	4.610	722
2014	525	1.739
2015	905	2.786
2016	4.147	1.129
2017	3.388
2018 and after total	7.064
Total	20.639	13.369

Bank loans have been negotiated in Colombia using the “DTF”. The DTF is an interest rate calculated as a weighted average weekly amount of uptake rates daily average CDTs to 90 days, paid by banks and financial corporations. This rate is approximately 5% and could vary either up or down in accordance with the market.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 8. — Financial Liabilities  – (continued)

The Company’s loans, terms and interest with the banks as of December 31, 2012 are as follows:

DATE	BANK	DUE DATE	RATE	2012 A mount
7-Feb-12	BANCO POPULAR	Long term	DTF + 2	38
31-Oct-12	BANCO COLPATRIA	Long term	DTF + 2	122
3-Feb-12	BANCO BOGOTA	Long term	DTF + 2	17
10-Oct-12	BANCO BOGOTA	Long term	DTF + 3,7	566
13-Apr-11	BANCO BOGOTA	Long term	DTF + 3,83	1.329
5-Apr-11	BANCO BOGOTA	2016	DTF + 2,5	56
4-Apr-12	BANCO BOGOTA	2016	DTF + 5	2.680
28-Jun-12	BANCO BOGOTA	2016	DTF + 4	339
25-Oct-12	BANCO BOGOTA	2016	DTF + 4,7	398
20-Jan-12	BANCO COLPATRIA	2018	DTF + 6,5	944
6-Jul-12	BANCO COLPATRIA	2018	DTF + 6,5%	735
24-Aug-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
24-Sep-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
24-Oct-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
20-Nov-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
14-Dec-12	BANCO COLPATRIA	2018	DTF + 6,5%	566
8-Apr-11	BANCO POPULAR	2018	DTF + 2,5	28
5-May-11	BANCO POPULAR	2018	DTF + 2,5	42
21-Dec-11	BANCO POPULAR	2016	DTF + 5	3.789
29-Aug-12	BANCO POPULAR	2017	DTF + 5	1.075
21-Sep-12	BANCO POPULAR	2017	DTF + 5	122
26-Nov-12	BANCO POPULAR	2017	DTF + 5	303
18-Dec-12	BANCO POPULAR	2017	DTF + 5	258
24-May-10	LEASING	2016	DTF + 5,5% Q	905
5-Apr-11	LEASING	2016	DTF + 5	357
30-Aug-12	SANTANDER	2017	DTF + 5	1.753
21-Feb-11	SERFINANSA	2016	DTF + 6%	1.747
1-Jun-12	SERFINANSA	2017	DTF + 6%	208
Total loans				20.639

Loan documentation contains combinations of executed promissory notes, letters of instruction with terms of credit, applications with disclosures about the company and, in the case of leasing operations, guarantees and lease contracts. No set of loan documentation contains agreed financial or other covenants except for loans by COLPATRIA. The covenants are target ratios for: Debt/EBITDA, Debt Service/EBITDA, Total Debt/Total Assets and Sales Growth — evaluated twice a year. No sanctions or remedies are described or agreed to in executed contracts. Tecnoglass has been in compliance with all such covenants for 2011 and 2012.

Note 9 — Accounts Payables and Accrued Expenses

	Dec 31, 2012	Dec 31, 2011
Current
Local vendors (*)	661	5.371
Foreign vendors	523	242
Expenses payable	861	1.155
Withholding tax	80	70
Withholding VAT	106	96

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 9 — Accounts Payables and Accrued Expenses  – (continued)

	Dec 31, 2012	Dec 31, 2011
Withholding for commerce and industry	16	20
Accrued expenses payroll	203	141
Others	2.918	1.789
Current	5.368	8.884
Non-current
Others	0	980
Non-current	0	980

(*)	In 2012 it took increased purchases of raw materials by increased sales by 60%.

Note 10. — Taxes Payable

	Dec 31, 2012	Dec 31, 2011
Value add tax and withholding tax	1.207	—
Equity tax	211	276
Deferred income taxes	288
Total	1.706	276

Income taxes are accounted for under the asset and liability method. Under this method, current tax expense (or benefit) is determined by applying the provisions of enacted tax law to the taxable income, and deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are calculated using enacted tax rates and laws that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Company files income tax returns in the Republic of Colombia where, as a general rule, taxable income is subject to a 33% income tax rate for fiscal years 2011 and 2012. A minimum taxable income is calculated as 3% of net equity on the last day of the immediately preceding period and is used as taxable income if it is higher than taxable income otherwise calculated. For tax years 2013 through 2015, the income tax rate was reduced to 25% and a special tax rate of 9% will apply to certain tax payers including the Company. Starting in 2016, the rate for this tax will be 8%.

The following table presents a reconciliation of the statutory Colombia income tax rate of 33% and the Company’s effective tax rate as follows:

	2012	2011
Corporate income tax expense at statutory rates	33.0%	33.0%
Non-deductible expenses	3.1%	134.5%
Non-taxable income	-4.7%	-72.7%
Effective tax rate	31.4%	94.8%

Under Emergency Decree Number 4825, Government of Colombia government levied a special Security Tax on Equity calculated as from 1 to 4.8% of equity at December 2010, payable in four equal annual installments without interest (years 2011 – 2014). The Security Tax is not deductible for the purposes of calculating taxable income in any year. The company’s Security Tax liability was $2,479.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 10. — Taxes Payable  – (continued)

The components of income tax expense (benefit) are as follows:

	Years Ended December 31,
	2012	2011
Current Income Tax	1187	763
Deferred Income Tax	819	(433)
Total provision for Income tax	2006	330

Note 11. — Labor Liabilities

	Dec 31, 2012	Dec 31, 2011
Accrued payroll	16	35
Labor accruals	(3)	1
Total	13	36

Note 12. — Accrued Liabilities and Provisions

	Dec 31, 2012	Dec 31, 2011
Current
Costs and expenses – others	64	160
Labor	0	312
Financial (*)	485	0
Income tax	76	755
Total	625	1.227

(*)	Higher interest expenses due to the Company’s need to take out new loans to finance its working capital.

Note 13. — Advances from Customers

	Dec 31, 2012	Dec 31, 2011
Current
Advances from customers	16.495	19.522
Total	16.495	19.522

Note 14. — Operating Revenues

	Dec 31, 2012	Dec 31, 2011
Manufacturing	75.476	47.298
Construction	890	667
Total Income – manufacturing industries	76.366	47.965
Less: sales returns	(147)	(347)
Total net operating revenues	76.219	47.618

Note 15. — Cost of sales

	Dec 31, 2012	Dec 31, 2011
Cost of sales	58.706	38.474
Purchase returns	0	(4)
Production order variation	(2.101)	787
Total	56.605	39.257

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 16. — Sales expenses

	Dec 31, 2012	Dec 31, 2011
Personnel	2.581	1.876
Fees	22	22
Taxes	375	422
Rent	44	30
Contribution and subscriptions	26	23
Insurance	126	112
Services (*)	1.188	976
Legal expenses	0	2
Maintenance and repairs	32	22
Adequacy and installation	1	1
Travel expenses	273	275
Depreciation	52	28
Amortization	2	0
Others	793	581
Total	5.515	4.370

(*)	Higher sales commissions due to higher sales in 2012 of more than 50% compared with the previous year.

Note 17. — Administration Expenses

	Dec 31, 2012	Dec 31, 2011
Personnel	1.279	918
Fees	500	350
Taxes	0	467
Rent	819	566
Contribution and subscriptions	16	15
Insurance	158	86
Services (*)	1.127	731
Legal expenses	88	10
Maintenance and repairs	35	26
Adequacy and installation	59	4
Travel expenses	61	60
Depreciation	251	430
Others (**)	1.902	906
Gain and losses	0	0
Total	6.295	4.569

(*)	Mainly utilities such as power, water and gas.
(**)	Includes sales commission, public relation expenses and marketing expenses.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 18. — Non-Operating Revenues

	Dec 31, 2012	Dec 31, 2011
Financial (*)	1.842	1.471
Rent	4	4
Profit on sale of investments	0	39
Recoveries	190	62
Indemnifications	10	50
Other income	900	1.340
Total	2.946	2.966

(*)	Consist of dividends and financial yields in saving accounts.

Note 19. — Non-Operating Expenses

	Dec 31, 2012	Dec 31, 2011
Financial (*)	2.443	1.365
Loss on asset sales	898	303
Others	1.030	372
Total	4.371	2.040

(*)	Consists mainly of interest expenses, which were higher in 2012 due to the higher loans in 2012 compared with the previous year.

Note 20. — Transactions with related parties

The following is a summary of assets, liabilities, and income and expense transactions as of December 31, 2012 and 2011 with related parties, shareholders, directors and managers:

	2012		2011
Transactions	Tecnoglass	Directors	Tecnoglass	Directors
Accounts receivable	461	109	1.403	80
Revenues	30	4	79	12
Account payables	25.076		5.291
Salaries		638	0	492
Purchases	29.086		20.659	0

The accounts payables represent purchases of aluminum products and raw materials to Tecnoglass for use in the processes and finished products purchase prices are at full market price excluding freight and packaging. And $13.383 related to machinery and equipment purchase in January 2012.

C.I. ENERGIA SOLAR S.A. — ESWindows.
Notes to the Financial Statements
Expressed in thousands of United States dollars, unless otherwise stated

Note 21. — Segment and Related Information

The Company evaluates the performance of its operating segment based on revenues from external customers and segment profit. Revenues by country based on the location of the client is shown in the following table.

	Revenues Year Ended December 31,
Dollar amount in Millions	2012	2011
Colombia	$41.0	$26.8
United States	$23.2	$11.9
Panama	$11.0	$8.4
Other	$1.0	$0,50

Revenues by segment based on product lines are shown in the following table:

Dollar amounts in millions	Year Ended December 31, 2011	Year Ended December 31, 2012
Single Hung Window	$3.5	$4.4
Panels	$8.5	$8.4
Doors	$5.9	$6.0
Facades	$19.3	$45.4
Curtain Wall	$2.9	$3.0
Other	$7.4	$9.2
Total	$47.6	$76.2

Note 22. — Contingencies

There are no significant contingencies that should be disclosed and accrued as of the periods ended December 31, 2012 and 2011.

Note 23. — Subsequent Events

Subsequent events were evaluated through March 8, 2013, the date the financial statements were available to be issued for the Annual Shareholders Meeting.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Condensed Consolidated Balance Sheets

	August 31, 2013 (unaudited)	February 28, 2013
ASSETS
Current assets:
Cash and cash equivalents	$17,565	$48,959
Interest on cash and cash equivalents held in trust	46,948	27,991
Total current assets	64,513	76,950
Long term assets:
Cash and cash equivalents held in trust	42,740,000	42,740,000
Total long term assets	42,740,000	42,740,000
Total assets	$42,804,513	$42,816,950
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Note payable to shareholder	$100,000	$—
Accounts payable	121,229	56,484
Total current liabilities	221,229	56,484
Long term liabilities:
Warrant liability	11,138,000	10,969,000
Total liabilities	11,359,229	11,025,484
COMMITMENTS AND CONTINGENCY
Ordinary shares, subject to possible conversion, 3,674,999 shares at conversion value	37,397,490	37,397,490
Shareholders’ deficit
Preferred shares, $0.0001 par value, 1,000,000 authorized shares and no outstanding shares	—	—
Ordinary shares, $0.0001 par value, 100,000,000 authorized shares; 1,575,001 and 1,575,001 issued and outstanding shares, respectively (which excludes 3,674,999 and 3,674,999 shares subject to possible conversion, respectively)	158	158
Additional paid-in capital	5,790,425	5,790,425
Deficit accumulated during the development stage	(11,742,789)	(11,396,607)
Total shareholders’ deficit	(5,952,206)	(5,606,024)
Total liabilities and shareholders’ deficit	$42,804,513	$42,816,950

The Accompanying Notes are an Integral Part of these Condensed Consolidated Financial Statements.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Condensed Consolidated Statements of Operations
(Unaudited)

	For the three months ended August 31, 2013	For the three months ended August 31, 2012 (Revised)	For the six months ended August 31, 2013 (Revised)	For the six months ended August 31, 2012	For the period September 21, 2011 (inception) to August 31, 2013
Operating and formation costs:
General and administrative expenses	$120,173	$165,553	$196,139	$224,831	$651,737
Loss from operations	(120,173)	(165,553)	(196,139)	(224,831)	(651,737)
Other income (expense):
Change in fair value of warrants	(426,000)	334,000	(169,000)	(11,776,000)	(11,138,000)
Interest income	9,535	6,566	18,957	12,457	46,948
Net income (loss)	$(536,638)	$175,013	$(346,182)	$(11,988,374)	$(11,742,789)
Weighted average shares outstanding, basic and diluted	1,575,001	1,575,001	1,575,001	1,513,995
Basic and diluted net loss per share	$(0.34)	$0.11	$(0.22)	$(7.92)

The Accompanying Notes are an Integral Part of these Condensed Consolidated Financial Statements.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Condensed Consolidated Statements of Changes in Shareholders’ (Deficit)/Equity
(Unaudited)

	Ordinary Shares(1)(2)		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total Shareholders’ (Deficit) Equity
	Shares	Amount
Ordinary shares issued September 21, 2011 at approximately $0.02 per share for cash	1	$—	$—	$—	$—
Ordinary shares issued October 25, 2011 at approximately $0.02 per share for cash	1,049,999	105	24,895	—	25,000
Net Loss	—	—	—	(17,327)	(17,327)
Balance at February 29, 2012	1,050,000	105	24,895	(17,327)	7,673
Sale of 4,000,000 Units on March 22, 2012, net of underwriter’s discount and offering expenses (includes 3,499,999 shares subject to possible conversion)	4,000,000	400	38,322,573	—	38,322,973
Proceeds from issuance of Underwriters’ Options	—	—	500,100	—	500,100
Proceeds from issuance of Insider Warrants	—	—	2,400,000	—	2,400,000
Sale of 200,000 Units on March 30, 2012, net of underwriter’s discount (includes 175,000 shares subject to possible conversion)	200,000	20	1,939,980	—	1,940,000
Net proceeds subject to possible conversion (3,674,999)	(3,674,999)	(367)	(37,397,123)	—	(37,397,490)
Net Loss				(11,379,280)	(11,379,280)
Balance at February 28, 2013	1,575,001	158	5,790,425	(11,396,607)	(5,606,024)
Net Loss				(346,182)	(346,182)
Balance at August 31, 2013	1,575,001	$158	$5,790,425	$(11,742,789)	$(5,952,206)

(1)	Share amounts have been retroactively restated to reflect the contribution to the Company of 287,500 ordinary shares by the Initial Shareholders on March 9, 2012 (Note 8).
(2)	Reflects an aggregate of 100,000 shares forfeited by the Initial Shareholders on May 1, 2012 because the underwriters’ over-allotment option was not exercised in full (Note 8).

The Accompanying Notes are an Integral Part of these Condensed Consolidated Financial Statements.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Condensed Consolidated Statements of Cash Flows
(Unaudited)

	For the six months ended August 31, 2013	For the six months ended August 31, 2012 (Revised)	For the period September 21, 2011 (Inception) to August 31, 2013
Cash Flow From Operating Activities
Net Loss	$(346,182)	$(11,988,374)	$(11,742,789)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in warrant liability	169,000	11,776,000	11,138,000
Accrued interest	(18,957)	(12,457)	(46,948)
Changes in operating assets and liabilities:
Prepaid expenses	—	(49,104)	—
Accounts payable	64,745	(45,063)	121,229
Net cash used in operating activities	(131,394)	(318,998)	(530,508)
Cash Flow from Investing Activities
Investment in cash and cash equivalents held in trust	—	(42,740,000)	(42,740,000)
Net cash used in investing activities	—	(42,740,000)	(42,740,000)
Cash Flow From Financing Activities
Proceeds from sale of ordinary shares to initial shareholders	—	—	25,000
Proceeds from Public Offering, net of offering costs of $1,449,055	—	38,550,945	38,550,945
Payment of additional offering costs	—	—	(108,722)
Proceeds from Warrant Offering	—	2,400,000	2,400,000
Proceeds from Underwriters Options	—	500,100	500,100
Proceeds from Over Allotment, net of offering costs of $60,000	—	1,940,000	1,940,000
Proceeds from note payable to shareholder	100,000	—	152,000
Repayment of advances from shareholder	—	(71,250)	(71,250)
Repayment of note payable to shareholder	—	(100,000)	(100,000)
Net cash provided by financing activities	100,000	43,219,795	43,288,073
Net increase (decrease) in cash and cash equivalents	(31,394)	160,797	17,565
Cash and cash equivalents, beginning of period	48,959	3,014	—
Cash and cash equivalents, ending of period	$17,565	$163,811	$17,565
Non cash financing activity
Payment of offering costs by shareholder and included in note payable to shareholder	$—	$—	$48,000
Payments of offering costs advanced from shareholder	$—	$71,250	$71,250

The Accompanying Notes are an Integral Part of these Condensed Consolidated Financial Statements.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 1 — Organization, Plan of Business Operations and Going Concern

Andina Acquisition Corporation (a company in the development stage) (the “Company”) was incorporated in the Cayman Islands on September 21, 2011 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”).

The Company formed Andina Merger Sub, Inc. (“Merger Sub”), solely for the purpose of effectuating a future business combination. Merger Sub, a wholly owned subsidiary of Andina Acquisition Corp, was incorporated in the Cayman Islands on August 2, 2013. Merger Sub owns no material assets and does not operate any business. See Note 9 — Agreement and Plan of Reorganization for a discussion of the merger and share exchange agreement entered into on August 17, 2013 and amended on November 6, 2013.

At August 31, 2013, the Company had not yet commenced any operations. All activity through August 31, 2013 relates to the Company’s formation, the Public Offering described below and indentifying and investigating potential target businesses with which to consummate a business combination. On March 19, 2012, acting by written consent, the Company’s Board of Directors changed the Company’s fiscal year end from June 30 to February 28 (February 29 for leap years).

The Company is considered to be a development stage company and, as such, the Company’s condensed consolidated financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s public offering which is discussed in Note 4 (“Public Offering”) was declared effective on March 16, 2012. The Company consummated the Public Offering on March 22, 2012, and received proceeds, net of transaction costs, of $38,322,973 from the sale of 4,000,000 units, $2,400,000 from the private placement of warrants to certain of the Company’s shareholders prior to the Public Offering and the Company’s U.S. counsel (collectively “Insider Warrants”) which is described in Note 5, and $500,000 from the Additional Purchase Option discussed in Note 4. On March 30, 2012, the underwriters exercised a portion of their over-allotment option and the Company received an additional $1,940,000, net of transaction costs, discussed in Note 4. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, Insider Warrants and the Additional Purchase Option, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to affect a Business Combination successfully. An amount of $42,740,000 (including the $2,900,000 of proceeds from the sale of Insider Warrants and Additional Purchase Option) is being held in a trust account (“Trust Account”) and invested in U.S. treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of its initial Business Combination or (ii) the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company.

Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Non-Executive Chairman of the Board has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) were used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 1 — Organization, Plan of Business Operations and Going Concern  – (continued)

administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as for any amounts that are necessary to pay the Company’s tax obligations.

Pursuant to the Nasdaq Capital Markets listing rules, the Company’s initial business combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such business combination, although this may entail simultaneous acquisitions of several target businesses. The fair market value of the target will be determined by the Company’s board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). The target business or businesses that the Company acquires may have a collective fair market value substantially in excess of 80% of the trust account balance. In order to consummate such a business combination, the Company may issue a significant amount of its debt or equity securities to the sellers of such business and/or seek to raise additional funds through a private offering of debt or equity securities. There are no limitations on the Company’s ability to incur debt or issue securities in order to consummate a business combination. Since the Company has no specific business combination under consideration, the Company has not entered into any such arrangement to issue debt or equity securities and has no current intention of doing so. If the net proceeds of this offering prove to be insufficient, either because of the size of the business combination, the depletion of the available net proceeds in search of a target business, or the obligation to convert into cash a significant number of shares from dissenting shareholders, the Company will be required to seek additional financing in order to complete its initial business combination. In addition, if the Company consummates a business combination, it may require additional financing to fund the operations or growth of the target business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. None of the Company’s officers, directors or shareholders is required to provide any financing to the Company in connection with or after a business combination.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide shareholders who acquired shares in the Public Offering (“Public Shareholders”) with the opportunity to convert their public shares for a pro rata share of the Trust Account. In the event that shareholders owning 87.5% or more of the shares sold as part of the Units in the Public Offering exercise their conversion rights described below, the Business Combination will not be consummated. All of the Initial Shareholders will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights they may have in connection with the Business Combination and will not sell any shares to the Company in any tender offer in connection with the Business Combination pursuant to letter agreements executed prior to the Public Offering.

In connection with any proposed Business Combination, the Company will either (i) seek shareholder approval of an initial Business Combination at a meeting called for such purpose at which shareholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination or (ii) provide its shareholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote). If the Company seeks shareholder approval of an initial Business Combination, any Public Shareholder voting against such proposed Business Combination will be entitled to demand that his shares be converted for approximately $10.18 per share. In addition, any Public Shareholder will have the right to vote for the proposed Business Combination and demand that his shares be converted for a full pro rata portion of the amount then in the Trust Account (initially approximately $10.18 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). If the Company decides to engage in a tender offer, each Public Shareholder will be entitled to receive a full pro rata portion of the amount then in the Trust

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 1 — Organization, Plan of Business Operations and Going Concern  – (continued)

Account (initially approximately $10.18 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes).

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, if the Company does not consummate a Business Combination by December 22, 2013, it will trigger the automatic liquidation of the Trust Account and the dissolution of the Company. If the Company is forced to liquidate prior to a Business Combination, its Public Shareholders are entitled to share ratably in the Trust Account, including any interest, and any net assets remaining available for distribution to them after payment of liabilities. The Initial Shareholders have agreed to waive their rights to share in any distribution with respect to their initial shares.

In the event of a liquidation, if the Company has not presented to Public Shareholders a proposed Business Combination within the required time period, Public Shareholders shall be entitled to receive a pro rata share of the Trust Account upon liquidation (initially approximately $10.18 per share). If, prior to the Company’s liquidation, the Company has presented to Public Shareholders a proposed Business Combination that ultimately was not completed, the Public Shareholders that either voted against the last proposed Business Combination before liquidation or did not vote on such Business Combination or sought to sell their shares to the Company in any tender offer commenced in connection with such proposed Business Combination shall be entitled to receive only approximately $10.18 per share, and those Public Shareholders who either voted for the proposed Business Combination or did not seek to sell their shares to the Company in any tender offer and continued to hold their shares until liquidation shall be entitled to receive a pro rata share of the Trust Account (initially approximately $10.18 per share, plus any pro rata interest earned on the Trust Account not previously released to the Company).

The Company incurred a net loss from operations of $651,737 for the period from September 21, 2011 (inception) to August 31, 2013. At August 31, 2013, the Company had $64,513 of cash (including interest earned on Trust Account of $46,948) and a working capital deficit of $156,716. The Company’s accumulated deficit aggregated $11,742,789 at August 31, 2013. The Company has principally financed its operations from inception using proceeds from sales of its equity securities in a public offering (see Note 3) and loans from shareholders. The Company anticipates that in order to fund its working capital requirements, it will need to use all of the remaining funds not held in trust and the interest earned on the funds held in the trust account. The Company may need to enter into contingent fee arrangements with our vendors or raise additional capital through loans or additional investments from its initial shareholders, officers, directors, or third parties. None of the initial shareholders, officers or directors is under any obligation to advance funds to, or invest in, us. Accordingly, significant uncertainties include the inability to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of its business plan, and controlling overhead expenses. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These condensed consolidated financial statements do not include any adjustments relating to the recovery of assets or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included. Operating results for the three months and six months ended August 31, 2013 are not necessarily indicative of the results

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

that may be expected for the year ending February 28, 2014 or any other period. The balance sheet data at February 28, 2013, was derived from the Company’s audited financial statements but does not include all disclosures required by GAAP. The statements of operations and cash flow for the quarter ended August 31, 2012 have been revised from the original presentation to reflect the correction of an error relating to the accounting for the Company’s outstanding warrants that was recorded and presented in the financial statements for the year ended February 28, 2013. The accompanying financial statements should be read in conjunction with the Company’s financial statements and notes thereto included in the Company’s annual report filed with the Securities and Exchange Commission on June 13, 2013.

Principles of Consolidation

The accompanying Condensed Consolidated Financial Statements include the accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash deposits with major financial institutions.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company had identified the Cayman Islands as its only “major” tax jurisdiction. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s condensed consolidated financial statements. All periods since inception are subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period ended August 31, 2013. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Earnings Per Share

The Company complies with accounting and disclosure requirements of ASC 260, “Earnings per Share.” Net loss per share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the period. Ordinary shares subject to possible redemption at August 31, 2013 of 3,674,999 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust earnings. Income (loss) per share assuming dilution would give effect to dilutive options, warrants, and other potential ordinary shares outstanding during the period. The

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

Company has not considered the effect of warrants to purchase 9,000,000 ordinary shares and the effect of Unit Purchase Options to purchase 900,000 units in the calculation of diluted income (loss) per share, since the exercise of the Unit Purchase Options and warrants are contingent upon the occurrence of future events. During the six months ended August 31, 2013 and 2012, there were no outstanding dilutive options, warrants, or other potential ordinary shares which would affect the fully diluted income (loss) per share.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. At August 31, 2013, the Company had not experienced losses on these accounts and management believed the Company was not exposed to significant risks on such accounts.

Securities held in Trust Account

At August 31, 2013 and February 28, 2013, the assets in the Trust Account were held in cash and U.S. Treasury Securities with maturities of less than 180 days.

Fair value measurements

Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

•	Level 1. Observable inputs such as quoted prices in active markets;
•	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3. Unobservable inputs for which there is little or no market data, which require the reporting entity to develop its own assumptions.

Assets and liabilities measured at fair value are based on one or more of three valuation techniques identified in the tables below. The valuation techniques are as follows:

(a).	Market approach. Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;
(b).	Cost approach. Amount that would be required to replace the service capacity of an asset (replacement cost); and
(c).	Income approach. Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing and excess earnings models).

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

	August 31, 2013	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Restricted cash and cash equivalents held in Trust Account and accrued interest	$42,786,948	$42,786,948	$—	$
Warrant Liability	$11,138,000	$—	$—		$11,138,000

	February 28, 2013	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Restricted cash and cash equivalents held in Trust Account and accrued interest	$42,767,991	$42,767,991	$—	$
Warrant Liability	$10,969,000	$—	$—		$10,969,000

For fair value measurements categorized within Level 3 of the fair value hierarchy, the Company’s principal executive, determines its valuation policies and procedures. The development and determination of the unobservable inputs for Level 3 fair value measurements and fair value calculations are the responsibility of the Company’s management.

The table below provides a reconciliation of the beginning and ending balances for the warrant liability measured using significant unobservable inputs (Level 3):

Balance – February 28, 2013	$10,969,000
Fair Value adjustment	169,000
Balance – August 31, 2013	$11,138,000

Warrant liability

The Company accounts for the 4,200,000 warrants issued in connection with the Public Offering, and the 4,800,000 warrants issued in connection with the Private Placement in accordance with the guidance contained in ASC 815-40-15-7D whereby under that provision they do not meet the criteria for equity treatment and must be recorded as a liability. Accordingly, the Company classifies the warrant instrument as a liability at its fair value and adjusts the instrument to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s statement of operations.

The fair value of the warrant liability was determined by the Company using the Binomial Lattice pricing model. This model is dependent upon several variables such as the instrument's expected term, expected strike price, expected risk-free interest rate over the expected instrument term, the expected dividend yield rate over the expected instrument term and the expected volatility of the Company’s stock price over the expected term. The expected term represents the period of time that the instruments granted are expected to be outstanding. The expected strike price is based upon a weighted average probability analysis of the strike price changes expected during the term as a result of the down round protection. The risk-free rates are based on U.S. Treasury securities with similar maturities as the expected terms of the options at the date of valuation. Expected dividend yield is based on historical trends. The Company measures volatility using a blended weighted average of the volatility rates for a number of similar publicly-traded companies along with the Company’s historical volatility.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

The inputs to the model were as follows:

	August 31, 2013	February 28, 2013
The Company’s stock price	$10.08	$9.90
Dividend yield (per share)	N/A	N/A
Risk-free interest rate	0.79%	0.77%
Expected term	3.33 years	3.84 years
Expected volatility rate	16.0%	17.0%

Common stock subject to possible conversion

The Company accounts for its shares subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory conversion (if any) are classified as a liability instrument and is measured at fair value. Conditionally convertible ordinary shares (including ordinary shares that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at August 31, 2013, the ordinary shares subject to possible conversion are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of the warrant liability and value of the unit purchase option issued to the underwriter.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed consolidated financial statements.

Subsequent Events

Management has evaluated subsequent events that have occurred after the balance sheet date through the date the condensed consolidated financial statements were publically available to determine if events or transactions occurring require potential adjustment to or disclosure in the condensed consolidated financial statements and has concluded that no subsequent events have occurred that would require recognition in the condensed consolidated financial statements.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 3 — Public Offering

On March 22, 2012 the Company sold 4,000,000 units (“Units”) at a price of $10.00 per unit in the Public Offering. Each Unit consists of one ordinary share in the Company and one Warrant to purchase one ordinary share of the Company (“Warrants”). On March 30, 2012, the underwriter exercised a portion of its over-allotment option and purchased 200,000 units at a price of $10.00 per unit. The net proceeds received by the Company from the partial exercise of the over-allotment option was $1,940,000 (underwriting discount of $60,000). Each Warrant entitles the holder to purchase one ordinary share at a price of $8.00 commencing on the later of the completion of an initial Business Combination and March 16, 2013 and expiring three years from the completion of an initial Business Combination, or earlier upon redemption. The Warrants may be exercised for cash or on a “cashless basis,” at the holders’ option, by surrendering the Warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise; provided, however, that in the event the Warrants are being called for redemption, the “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third day prior to the date on which the notice of redemption is sent to the holders of the Warrants. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares (or the closing bid price in the event the ordinary shares are not traded on any specific trading day) is at least $14.00 per share for any 20 trading days within a 30-trading day period (“30-Day Trading Period”) ending on the third day prior to the date on which notice of redemption is given and there is a current registration statement in effect with respect to the ordinary shares underlying such Warrants commencing five business days prior to the 30-Day Trading Period and continuing each day thereafter until the date of redemption. The Company determined that its outstanding warrants should be accounted for as a liability and recorded at fair value and that this warrant liability should be re-measured at each reporting period with changes in fair value being reflected in the statement of operations. The determination of this accounting methodology was made as a result of potential adjustments to the exercise price of the warrants in certain circumstances as described in the warrant agreement which do not meet the criteria for equity treatment described in ASC 815-45-7D. In accordance with the warrant agreement relating to the Warrants sold and issued in the Public Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. There are no contractual penalties for failure to deliver securities if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. The Warrants have been accounted for as a liability amounting to $4,998,000 and $4,907,000 at August 31, 2013 and February 28, 2013, respectively.

The Company paid the underwriters in the Public Offering an underwriting discount of 3.0% ($1,200,000) of the gross proceeds of the Public Offering. The Company also issued a Unit Purchase Option (“Unit Purchase Option”) to purchase 400,000 units to EarlyBirdCapital, Inc. (“EBC”) (and/or its designees) for $100 at an exercise price of $11.00 per unit. The Company also issued a second Unit Purchase Option (the “Additional Purchase Option”) and, together with the Unit Purchase Option, the “Underwriters Options”) to EBC (and/or its designees) to purchase 500,000 units at an exercise price of $10.00 per unit for $500,000. The units issuable upon exercise of the Underwriter Options are identical to the units sold in the Public Offering. The Company accounted for the fair value of the Unit Purchase Option, inclusive of the receipt of $100 cash payment, as an expense of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this Unit Purchase Option is approximately $1,178,000, or ($2.95 per unit) using a Black-Scholes option-pricing model. The fair value of the Unit Purchase Option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 3 — Public Offering  – (continued)

35%, (2) risk-free interest rate of 1.13% and (3) expected life of five years. The Company accounted for the fair value of the Additional Purchase Option, inclusive of the receipt of $500,000 cash payment, as a cost of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this Additional Purchase Option is approximately $1,638,000 (or $3.28 per unit) using a Black-Scholes option-pricing model. The fair value of the Additional Purchase Option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.13% and (3) expected life of five years. The Underwriter Options may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the Underwriter Options (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the Underwriter Options without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the Unit Purchase Option or the Warrants underlying the Unit Purchase Option. The holder of the Underwriter Options will not be entitled to exercise the Underwriter Options or the Warrants underlying the Underwriter Options unless a registration statement covering the securities underlying the Underwriter Options is effective or an exemption from registration is available. If the holder is unable to exercise the Underwriter Options or underlying Warrants, the Underwriter Options or Warrants, as applicable, will expire worthless.

The holders of the Underwriter Options have registration rights. The holders of a majority of each option and the securities underlying such option are entitled to make one demand that the Company register the options and/or the securities underlying the options. The demand for registration may be made at any time during a period of five years beginning on March 16, 2012. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed during the seven year period commencing on the effective date of the Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements, other than any underwriting commissions which will be paid by the holders themselves.

Note 4 — Insider Warrants

Simultaneously with the Public Offering, certain of the Initial Shareholders (or their affiliates) of the Company and the Company’s U.S. counsel purchased 4,800,000 Insider Warrants at $0.50 per warrant (for an aggregate purchase price of $2,400,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants are identical to the warrants underlying the Units sold in the Public Offering except that: (i) the Insider Warrants were purchased pursuant to an exemption from the registration requirements of the Securities Act, (ii) the Insider Warrants are non-redeemable and (iii) the Insider Warrants are exercisable for cash or on a “cashless” basis, in each case, if held by the initial holders or permitted transferees.

The Initial Shareholders and the holders of the Insider Warrants (or underlying shares) have registration rights with respect to the initial shares and the Insider Warrants (or underlying ordinary shares) pursuant to agreements signed prior to Public Offering. The holders of the majority of the initial shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying ordinary shares) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Shareholders and holders of the Insider Warrants (or underlying ordinary shares) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination. The Insider Warrants have been accounted for as a liability amounting to $6,140,000 and $6,062,000 at August 31, 2013 and February 28, 2013, respectively.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 5 — Note Payable to Shareholder and Advance from Shareholder

The Company issued a $100,000 principal amount unsecured promissory note to A. Lorne Weil, one of the Company’s Initial Shareholders and its Non-Executive Chairman of the Board, on November 8, 2011. The note was non-interest bearing and was payable on the earlier of (i) November 8, 2012, (ii) the consummation of the Public Offering or (iii) the date on which the Company determined not to proceed with the Public Offering. The parties to the notes informally agreed to extend their payable date past the Public Offering. The note was repaid in full on May 25, 2012.

In addition, on March 15, 2012, the shareholder paid expenses on behalf of the Company in the amount of $71,250 for various NASDAQ fees. The liability was repaid in full on August 24, 2012.

On May 20, 2013, the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust (the “Trust”), a trust of which the Chairman of the Board of the Company, his spouse and his descendants are among the beneficiaries, loaned the Company $100,000. The loan is evidenced by an unsecured promissory note issued to the Trust. The promissory note is non-interest bearing and is payable by the Company at the consummation by the Company of a Business Combination. Upon consummation of a Business Combination, the principal balance of the note may be converted, in whole or in part, at the holder’s option, to warrants of the Company at a price of $0.50 per warrant. The terms of the warrants will be identical to the warrants issued by the Company in its initial public offering except that such warrants will not be redeemable by the Company so long as they are still held by the Trust or its permitted transferees. If the Trust converts the entire principal balance of the note, it would receive warrants to purchase an aggregate of 200,000 shares of the Company’s common stock. If a Business Combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven. The issuance of the note to the Trust was exempt pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Note 6 — Commitments and Contingency

The Company presently occupies office space provided by an affiliate of an Initial Shareholder. Such affiliate has agreed that until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company as may be required by the Company from time to time at no charge to the Company.

The Company has engaged EBC, on a non-exclusive basis, to act as the Company’s advisor and investment banker in connection with its initial Business Combination to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC an aggregate cash fee of $1,610,000 for such services upon the consummation of its initial Business Combination and $500,000 (or, upon certain circumstances, $1,000,000) to Morgan Joseph TriArtisan LLC for rendering merger and acquisition advisory services to us relative to prospective acquisitions.

On August 3, 2012, Andina entered into a non-exclusive financial services agreement with Correval S.A. (“Correval”) through which it was introduced to a number of Latin American companies including Tecnoglass Holding. The agreement with Correval provides that upon consummation of the merger, Andina will pay Correval an amount equal to 0.8% of all amounts retained in Andina’s trust fund after taking into account shareholders who elect to have their shares converted to cash in accordance with the provisions of Andina’s second amended and restated memorandum and articles of association.

On September 4, 2012, Andina entered into a non-exclusive investment banking advisory agreement with Morgan Joseph TriArtisan, LLC (“MJTA”). The agreement with MJTA provides for Andina to pay MJTA a fee of $500,000 upon consummation of the merger with Tecnoglass Holding.

On March 18, 2013, the Company received a written notice (the “Notice”) dated March 14, 2013 from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 6 — Commitments and Contingency  – (continued)

requires the Company to have at least of 300 public holders for continued listing on the exchange. Pursuant to the Notice, the Company had until March 28, 2013 to submit a plan to regain compliance with the Minimum Public Holders Rule.

On March 27, 2013, the Company submitted to Nasdaq the Company’s plan to regain compliance. On April 11, 2013, the Company received a letter from Nasdaq indicating that it had accepted the Company’s plan to regain compliance. Accordingly, the Company had until September 10, 2013 to evidence compliance with the Minimum Public Holders Rule.

On September 11, 2013, the Company received notification from Nasdaq (the “Staff Determination”) noting that the Company had failed to provide evidence of compliance with the Minimum Public Holders Rule. The Company has made a hearing request to appeal the Staff Determination, (the “Panel”). The Company can provide no assurance that the Panel will grant the Company’s request for continued listing on Nasdaq.

Note 7 — Investment in Trust Account

Subsequent to the Public Offering, an amount of $42,740,000 of the net proceeds of the Public Offering was deposited in the Trust Account and has been held as cash and/or invested in United States treasuries having a maturity of 180 days or less.

As of August 31, 2013, investment securities in the Company’s Trust Account consisted of $42,740,000 in United States Treasury Bills and $46,948 in a “held as cash” account. As of February 28, 2013 investment securities in the Company’s Trust Account consisted of $42,740,000 in United States Treasury Bills and $27,991 in a “held as cash” account. The Company classifies its United States Treasury and equivalent securities as held-to-maturity in accordance with ASC 320, “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheets and adjusted for the amortization or accretion of premiums or discounts.

Note 8 — Shareholders’ Equity

Preferred Shares

The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of August 31, 2013, there are no preferred shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 100,000,000 ordinary shares with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 1,437,500 ordinary shares were sold to the Initial Shareholders at a price of approximately $0.02 per share for an aggregate of $25,000 (the “Founder’s Shares”) of which 150,000 shares were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full so that the Company’s Initial Shareholders will own 20% of the issued and outstanding shares after the Public Offering. On March 9, 2012, the Initial Shareholders contributed an aggregate of 287,500 ordinary shares to the Company at no cost for cancellation. On March 30, 2012, the underwriter exercised a portion of its over-allotment option. After the partial exercise of the over-allotment option an aggregate of 100,000 of the shares held by the Initial Shareholders were forfeited which resulted in the Initial Shareholders owning an aggregate of 1,050,000 ordinary shares.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 9 — Agreement and Plan of Reorganization

On August 17, 2013, the Company and its subsidiary, entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), with Tecnoglass S.A., a Colombian company (“Tecnoglass”), and C.I. Energia Solar S.A. E.S. Windows, a Colombian company (“ES”). The Merger Agreement was amended on November 6, 2013. Prior to the closing of the transactions contemplated by the Merger Agreement, Tecnoglass and ES will effect a corporate reorganization such that the shareholders of Tecnoglass and/or ES shall cease being shareholders of Tecnoglass and/or ES and shall become shareholders of a newly formed Cayman Islands exempted company. Tecnoglass and ES will each then become direct or indirect wholly-owned subsidiaries of such newly formed entity (“Newco”).

Tecnoglass and ES are a leading manufacturer of hi-spec, architectural glass and windows for the western hemisphere residential and commercial construction industry, headquartered in Barranquilla, Colombia.

The merger is expected to be consummated after the required approval by the shareholders of Andina and the fulfillment of certain other conditions, as described in the Merger Agreement.

The NewCo’s shareholders, in exchange for all of the ordinary shares of the NewCo outstanding immediately prior to the merger, will receive from the Company:

•	An aggregate of 20,926,965 ordinary shares of the Company, subject to adjustment upon certain events; and
•	an aggregate of 3,000,000 ordinary shares (the “Earnout Shares”) to be released upon the achievement of certain targets described below.

The Earnout Shares will be issued upon completion of the merger and placed in escrow to be released to the NewCo shareholders upon the NewCo’s achievement of specified share price targets or targets based on the NewCo’s net earnings before interest income or expense, income taxes, depreciation, amortization and any expenses arising solely from the merger charged to income (“EBITDA”) in the fiscal years ending December 31, 2014, December 31, 2015 or December 31, 2016.

The following table sets forth the targets and the number of Earnout Shares issuable to NewCo shareholders upon the achievement of such targets:

	Ordinary Share Price Target	EBITDA Target		Number of Earnout Shares
		Minimum	Maximum	Minimum	Maximum
Fiscal year ending 12/31/14	$12.00 per share	$30,000,000	$36,000,000	416,667	500,000
Fiscal year ending 12/31/15	$13.00 per share	$35,000,000	$40,000,000	875,000	1,000,000
Fiscal year ending 12/31/16	$15.00 per share	$40,000,000	$45,000,000	1,333,333	1,500,000

If either the ordinary share target or the maximum EBITDA target is met in any fiscal year, NewCo shareholders receive the maximum number of Earnout Shares indicated for the year.

In the event the ordinary share target is not met but the combined NewCo’s EBITDA falls within the minimum and maximum EBITDA target for a specified year, the number of Earnout Shares to be issued will be interpolated between such targets.

In the event neither the ordinary share target nor the minimum EBITDA target is met in a particular year, but a subsequent year’s share price or EBITDA target is met, the NewCo shareholders will earn the Earnout Shares for the previous year as if the prior year’s target had been met.

The shareholders of the NewCo will not be able to sell any of the ordinary shares of Andina that they receive for one year after the closing, subject to certain exceptions.

Andina Acquisition Corporation and Its Subsidiary
(A Company In the Development Stage)

Notes to Condensed Consolidated Financial Statements

Note 9 — Agreement and Plan of Reorganization  – (continued)

Consummation of the transactions is conditioned on (i) the Andina shareholders, at a meeting called for these purposes, approving the merger and (ii) the holders of not more than 87.5% of the Public Shares exercising their right to convert their Public Shares into a pro-rata portion of the trust fund.

In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, (i) no order, injunction, judgment or decree being issued by any governmental authority or enactment of any statute, rule, regulation or other order which would prohibit in whole or in part, the consummation of such transactions, (ii) the execution by and delivery to each party of each of the various transaction documents, (iii) the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct in all material respects as of the closing and all covenants contained in the Merger Agreement have been materially complied with by each party and (iv) the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of Andina Acquisition Corporation

We have audited the accompanying balance sheets of Andina Acquisition Corporation (a company in the development stage)(the “Company”) as of February 28, 2013 and February 29, 2012 and the related statements of operations, changes in shareholders’ (deficit) equity and cash flows for the year ended February 28, 2013, for the period from September 21, 2011 (inception) through February 29, 2012 and for the period from September 21, 2011 (inception) through February 28, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Andina Acquisition Corporation (a company in the development stage) as of February 28, 2013 and February 29, 2012 and the results of its operations and its cash flows for the year ended February 28, 2013, for the period from September 21, 2011 (inception) through February 29, 2012 and for the period from September 21, 2011 (inception) through February 28, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no present revenue, recurring losses and the Company’s cash and working capital as of February 28, 2013 are not sufficient to complete its planned activities for the upcoming year. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Marcum llp

Marcum llp
New York, NY
June 13, 2013

ANDINA ACQUISITION CORPORATION
(a Corporation in the Development Stage)

Balance Sheets

	February 28, 2013	February 29, 2012
ASSETS
Current assets:
Cash and cash equivalents	$48,959	$3,014
Total current assets	48,959	3,014
Long term assets:
Cash and cash equivalents held in trust	42,740,000	—
Accrued interest on cash and cash equivalents held in trust	27,991	—
Deferred offering costs associated with Public Offering	—	156,722
Total long term assets	42,767,991	156,722
Total assets	$42,816,950	$159,736
LIABILITIES AND SHAREHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Note payable to shareholder	$—	$100,000
Accounts payable	56,484	52,063
Total current liabilities	56,484	152,063
Long term liabilities:
Warrant liability	10,969,000	—
Total liabilities	11,025,484	152,063
COMMITMENTS
Ordinary shares, subject to possible conversion, 3,674,999 shares at conversion value	37,397,490	—
Shareholders’ (deficit) equity
Preferred shares, $0.0001 par value, 1,000,000 authorized shares and no outstanding shares	—	—
Ordinary shares, $0.0001 par value, 100,000,000 authorized shares; 1,575,001 and 1,050,001 issued and outstanding shares, respectively (which excludes 3,674,999 shares subject to possible conversion)(1)(2)	158	105
Additional paid-in capital	5,790,425	24,895
Deficit accumulated during the development stage	(11,396,607)	(17,327)
Total shareholders’ (deficit) equity	(5,606,024)	7,673
Total liabilities and shareholders’ (deficit) equity	$42,816,950	$159,736

(1)	Share amounts have been retroactively restated to reflect the contribution to the Company of 287,500 ordinary shares by the Initial Shareholders on March 9, 2012 (Note 10).
(2)	Reflects an aggregate of 100,000 shares forfeited by the Initial Shareholders on May 1, 2012 because the underwriters’ over-allotment option was not exercised in full (Note 10).

See Accompanying Notes to the Financial Statements.

Andina Acquisition Corporation
(A Company In the Development Stage)

Statements of Operations

	For the Year Ended February 28, 2013	For the period September 21, 2011 (inception) to February 29, 2012	For the period September 21, 2011 (inception) to February 28, 2013
Operating and formation costs:
General and administrative expenses	$438,271	$17,327	$455,598
Loss from operations	(438,271)	(17,327)	(455,598)
Other income (expense):
Change in fair value of warrants	(10,969,000)	—	(10,969,000)
Interest income	27,991	—	27,991
Net loss	$(11,379,280)	$(17,327)	$(11,396,607)
Weighted average shares outstanding, basic and diluted(1)(2)	1,540,028	1,050,000
Basic and diluted net loss per share	$7.39	$0.02

(1)	Share amounts have been retroactively restated to reflect the contribution to the Company of 287,500 ordinary shares by the Initial Shareholders on March 9, 2012 (Note 10).
(2)	Reflects an aggregate of 100,000 shares forfeited by the Initial Shareholders on May 1, 2012 because the underwriters’ over-allotment option was not exercised in full (Note 10).

See Accompanying Notes to the Financial Statements.

Andina Acquisition Corporation
(A Company In the Development Stage)

Statement of Changes in Shareholders’ Equity (Deficit)

	Ordinary Shares(1)(2)		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total Shareholders’ (Deficit) Equity
	Shares	Amount
Ordinary shares issued September 21, 2011 at approximately $0.02 per share for cash	1	$—	$—	$—	$—
Ordinary shares issued October 25, 2011 at approximately $0.02 per share for cash	1,049,999	105	24,895	—	25,000
Net Loss	—	—	—	(17,327)	(17,327)
Balance at February 29, 2012	1,050,000	$105	$24,895	$(17,327)	$7,673
Sale of 4,000,000 Units on March 22, 2012, net of underwriter’s discount and offering expenses (includes 3,499,999 shares subject to possible conversion)	4,000,000	400	38,322,573	—	38,322,973
Proceeds from issuance of Underwriters’ Options	—	—	500,100	—	500,100
Proceeds from issuance of Insider Warrants	—	—	2,400,000	—	2,400,000
Sale of 200,000 Units on March 30, 2012, net of underwriter’s discount (includes 175,000 shares subject to possible conversion)	200,000	20	1,939,980	—	1,940,000
Net proceeds subject to possible conversion (3,674,999)	(3,674,999)	(367)	(37,397,123)	—	(37,397,490)
Net Loss				(11,379,280)	(11,379,280)
Balance at February 28, 2013	1,575,001	$158	$5,790,425	$(11,396,607)	$(5,606,024)

(1)	Share amounts have been retroactively restated to reflect the contribution to the Company of 287,500 ordinary shares by the Initial Shareholders on March 9, 2012 (Note 10).
(2)	Reflects an aggregate of 100,000 shares forfeited by the Initial Shareholders on May 1, 2012 because the underwriters’ over-allotment option was not exercised in full (Note 10).

See Accompanying Notes to the Financial Statements.

Andina Acquisition Corporation
(A Company In the Development Stage)

Statement of Cash Flows

	For the year ended February 28, 2013	For the period September 21, 2011 (Inception) to February 29, 2012	For the period September 21, 2011 (Inception) to February 29, 2013
Cash Flow From Operating Activities
Net loss	$(11,379,280)	$(17,327)	$(11,396,607)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in warrant liability	10,969,000	—	10,969,000
Accrued interest	(27,991)	—	(27,991)
Changes in operating assets and liabilities:
Accounts payable	4,421	17,063	21,484
Net cash used in operating activities	(433,850)	(264)	(434,114)
Cash Flow from Investing Activities
Investment in cash and cash equivalents held in trust	(42,740,000)	—	(42,740,000)
Net cash used in investing activities	(42,740,000)	—	(42,740,000)
Cash Flow From Financing Activities
Proceeds from sale of ordinary shares to initial shareholders	—	25,000	25,000
Proceeds from Public Offering, net of offering costs of $1,449,055 and $1,557,777, respectively	38,550,945	—	38,550,945
Payment of offering costs	—	(73,722)	(73,722)
Proceeds from Warrant Offering	2,400,000	—	2,400,000
Proceeds from Underwriters Options	500,100	—	500,100
Proceeds from Over Allotment, net of offering costs of $60,000	1,940,000	—	1,940,000
Proceeds from note payable to shareholder	—	52,000	52,000
Repayment of advances from shareholder	(71,250)	—	(71,250)
Repayment of note payable to shareholder	(100,000)	—	(100,000)
Net cash provided by financing activities	43,219,795	3,278	43,223,073
Net increase in cash and cash equivalents	45,945	3,014	48,959
Cash and cash equivalents, beginning of period	3,014	—	—
Cash and cash equivalents, ending of period	$48,959	$3,014	$48,959
Non cash financing activity
Payment of offering costs by shareholder and included in note payable to shareholder	$—	$48,000	$48,000
Payments of offering costs advanced from shareholder	$71,250	$35,000	$106,250

See Accompanying Notes to the Financial Statements.

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 1 — Organization, Plan of Business Operations and Going Concern

Andina Acquisition Corporation (a company in the development stage) (the “Company”) was incorporated in the Cayman Islands on September 21, 2011 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”).

At February 28, 2013, the Company had not yet commenced any operations. All activity through February 28, 2013 relates to the Company’s formation, the Public Offering described below and indentifying and investigating potential target businesses with which to consummate a business combination. On March 19, 2012, acting by written consent, the Company’s Board of Directors changed the Company’s fiscal year end from June 30 to February 28 (February 29 for leap years).

The Company is considered to be a development stage company and, as such, the Company’s financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s public offering which is discussed in Note 4 (“Public Offering”) was declared effective on March 16, 2012. The Company consummated the Public Offering on March 22, 2012, and received proceeds, net of transaction costs, of $38,322,973 from the sale of 4,000,000 units, $2,400,000 from the private placement of warrants to certain of the Company’s shareholders prior to the Public Offering and the Company’s U.S. counsel (collectively “Insider Warrants”) which is described in Note 5, and $500,000 from the Additional Purchase Option discussed in Note 4. On March 30, 2012, the underwriters exercised a portion of their over-allotment option and the Company received an additional $1,940,000 net of transaction costs discussed in Note 4. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, Insider Warrants and the Additional Purchase Option, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. However, there is no assurance that the Company will be able to affect a Business Combination successfully. An amount of $42,740,000 (including the $2,900,000 of proceeds from the sale of Insider Warrants and Additional Purchase Option) is being held in a trust account (“Trust Account”) and invested in U.S. treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of its initial Business Combination or (ii) the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company.

Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Non-Executive Chairman of the Board has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as for any amounts that are necessary to pay the Company’s tax obligations.

Pursuant to the Nasdaq Capital Markets listing rules, the Company’s initial business combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such business combination, although this may entail simultaneous acquisitions of several target businesses. The fair market value of the

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 1 — Organization, Plan of Business Operations and Going Concern  – (continued)

target will be determined by the Company’s board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). The target business or businesses that the Company acquires may have a collective fair market value substantially in excess of 80% of the trust account balance. In order to consummate such a business combination, the Company may issue a significant amount of its debt or equity securities to the sellers of such business and/or seek to raise additional funds through a private offering of debt or equity securities. There are no limitations on the Company’s ability to incur debt or issue securities in order to consummate a business combination. Since the Company has no specific business combination under consideration, the Company has not entered into any such arrangement to issue debt or equity securities and has no current intention of doing so. If the net proceeds of this offering prove to be insufficient, either because of the size of the business combination, the depletion of the available net proceeds in search of a target business, or the obligation to convert into cash a significant number of shares from dissenting shareholders, the Company will be required to seek additional financing in order to complete its initial business combination. In addition, if the Company consummates a business combination, it may require additional financing to fund the operations or growth of the target business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. None of the Company’s officers, directors or shareholders is required to provide any financing to the Company in connection with or after a business combination.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide shareholders who acquired shares in the Public Offering (“Public Shareholders”) with the opportunity to convert their public shares for a pro rata share of the Trust Account. In the event that shareholders owning 87.5% or more of the shares sold as part of the Units in the Public Offering exercise their conversion rights described below, the Business Combination will not be consummated. All of the Initial Shareholders will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights they may have in connection with the Business Combination and will not sell any shares to the Company in any tender offer in connection with the Business Combination pursuant to letter agreements executed prior to the Public Offering.

In connection with any proposed Business Combination, the Company will either (i) seek shareholder approval of an initial Business Combination at a meeting called for such purpose at which shareholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination or (ii) provide its shareholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote). If the Company seeks shareholder approval of an initial Business Combination, any Public Shareholder voting against such proposed Business Combination will be entitled to demand that his shares be converted for approximately $10.18 per share. In addition, any Public Shareholder will have the right to vote for the proposed Business Combination and demand that his shares be converted for a full pro rata portion of the amount then in the Trust Account (initially approximately $10.18 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). If the Company decides to engage in a tender offer, each Public Shareholder will be entitled to receive a full pro rata portion of the amount then in the Trust Account (initially approximately $10.18 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes).

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, if the Company does not consummate a Business Combination by December 22, 2013, it will trigger the automatic liquidation of the Trust Account and the dissolution of the Company. If the Company is forced to liquidate prior to a Business Combination, its Public Shareholders are entitled to share ratably in the Trust Account,

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 1 — Organization, Plan of Business Operations and Going Concern  – (continued)

including any interest, and any net assets remaining available for distribution to them after payment of liabilities. The Initial Shareholders have agreed to waive their rights to share in any distribution with respect to their initial shares.

In the event of a liquidation, if the Company has not presented to Public Shareholders a proposed Business Combination within the required time period, Public Shareholders shall be entitled to receive a pro rata share of the Trust Account upon liquidation (initially approximately $10.18 per share). If, prior to the Company’s liquidation, the Company has presented to Public Shareholders a proposed Business Combination that ultimately was not completed, the Public Shareholders that either voted against the last proposed Business Combination before liquidation or did not vote on such Business Combination or sought to sell their shares to the Company in any tender offer commenced in connection with such proposed Business Combination shall be entitled to receive only approximately $10.18 per share, and those Public Shareholders who either voted for the proposed Business Combination or did not seek to sell their shares to the Company in any tender offer and continued to hold their shares until liquidation shall be entitled to receive a pro rata share of the Trust Account (initially approximately $10.18 per share, plus any pro rata interest earned on the Trust Account not previously released to the Company).

The Company incurred a net loss from operations of $455,598 for the period from September 21, 2011 (inception) to February 28, 2013. At February 28, 2013, the Company had $48,959 of cash and negative working capital of approximately $7,525. The Company’s accumulated deficit aggregated $11,396,607 at February 28, 2013.

The Company has principally financed its operations from inception using proceeds from sales of its equity securities in a public offering (see Note 4). The Company anticipates that in order to fund its working capital requirements, it will need to use all of the remaining funds not held in trust and the interest earned on the funds held in the trust account. The Company may need to enter into contingent fee arrangements with our vendors or raise additional capital through loans or additional investments from its initial shareholders, officers, directors, or third parties. None of the initial shareholders, officers or directors is under any obligation to advance funds to, or invest in, us. Accordingly, significant uncertainties include the inability to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of its business plan, and controlling overhead expenses. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recovery of assets or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 2 — Revised Prior Period Amounts

While preparing its financial statements for the year ended February 28, 2013, the Company identified and corrected an error related to the accounting for the Company’s outstanding warrants for the periods ending May 31, 2012, August 31, 2012 and November 30, 2012. The Company determined that its outstanding warrants should have been accounted for as a liability and recorded at fair value and that this warrant liability should be re-measured at each reporting period with changes in fair value being reflected in the statement of operations. The determination of this accounting methodology was made as a result of potential adjustments to the exercise price of the warrants in certain circumstances as described in the warrant agreement which do not meet the criteria for equity treatment described in ASC 815-45-7D. This accounting did not result in any change to the financial statements for the period ended February 29, 2012 and therefore no changes have been made to this period. The balance sheet and statement of operations for the periods ended May 31, 2012, August 31, 2012 and November 30, 2012 have been revised to reflect a warrant liability and corresponding change in fair value for the warrant mark-to-market expense.

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 2 — Revised Prior Period Amounts  – (continued)

The adjustments to the periods ended May 31, 2012, August 31, 2012 and November 30, 2012 are as follows:

	Three Months Ended May 31, 2012		Three Months Ended August 31, 2012		Three Months Ended November 30, 2012
	As Reported	As Revised	As Reported	As Revised	As Reported	As Revised
Warrant Liability	$—	$12,110,000	$—	$11,776,000	$—	$10,738,000
Change in fair value of warrant liability	—	(12,110,000)	—	334,000	—	1,038,000
Net income (loss)	(53,387)	(12,163,387)	(158,987)	175,103	(85,465)	952,535
Net income (loss) per share	(0.04)	(3.68)	(0.10)	0.11	(0.05)	0.60

	Six Months Ended August 31, 2012		Nine Months Ended November 30, 2012
	As Reported	As Revised	As Reported	As Revised
Warrant Liability	$—	$11,776,000	$—	$10,738,000
Change in fair value of warrant liability	—	(11,776,000)	—	(10,738,000)
Net income (loss)	(212,374)	(11,988,374)	(297,839)	(11,035,839)
Net income (loss) per share	(0.14)	(7.61)	(0.19)	(7.01)

In accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin Nos. 99 and 108 (“SAB 99” and “SAB 108”), the Company has evaluated these errors, based on an analysis of quantitative and qualitative factors, as to whether they were material to each of the prior reporting periods affected and if amendments of previously filed 10-Q reports with the SEC are required. The Company has determined that though quantitatively material to the previous quarters, qualitatively the Company believes the recording of the warrants as liability instruments would not have influenced an investor’s decision making process and has determined to record the liability in the quarter ended February 28, 2013, as opposed to a restatement and reissuance of the previous quarters. In accordance with SAB 108, the Company will include this revised financial information when it files subsequent reports on Form 10-Q and Form 10-K or files a registration statement under the Securities Act of 1933, as amended.

Note 3 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash deposits with major financial institutions.

Warrant liability

The Company accounts for the 4,200,000 warrants issued in connection with the Public Offering, and the 4,800,000 warrants issued in connection with the Private Placement in accordance with the guidance contained in ASC 815-40-15-7D whereby under that provision they do not meet the criteria for equity treatment and must be recorded as a liability. Accordingly, the Company classifies the warrant instrument as a liability at its

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 3 — Significant Accounting Policies  – (continued)

fair value and adjusts the instrument to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s statement of operations.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company had identified the Cayman Islands as its only ‘major’ tax jurisdiction. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. All periods since inception are subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the year ended February 28, 2013. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Loss Per Share

The Company complies with accounting and disclosure requirements of ASC 260, “Earnings per Share.” Net loss per share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the period. Ordinary shares included in units subject to possible redemption at February 28, 2013 of 3,674,999 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust earnings. Income (loss) per share assuming dilution would give effect to dilutive options, warrants, and other potential ordinary shares outstanding during the period. The Company has not considered the effect of warrants to purchase 9,000,000 ordinary shares and the effect of Unit Purchase Options to purchase 900,000 units in the calculation of diluted income (loss) per share, since the exercise of the Unit Purchase Options and warrants are contingent upon the occurrence of future events. During the three and twelve months ended February 28, 2013, there were no outstanding dilutive options, warrants, or other potential ordinary shares which would affect the fully diluted income (loss) per share.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. At February 28, 2013, the Company had not experienced losses on these accounts and management believed the Company was not exposed to significant risks on such accounts.

Securities held in Trust Account

At February 28, 2013, the assets in the Trust Account were held in cash and U.S. Treasury Securities with maturities of less than 180 days.

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 3 — Significant Accounting Policies  – (continued)

Fair value measurements

Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

•	Level 1. Observable inputs such as quoted prices in active markets;
•	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3. Unobservable inputs for which there is little or no market data, which require the reporting entity to develop its own assumptions.

Assets and liabilities measured at fair value are based on one or more of three valuation techniques identified in the tables below. The valuation techniques are as follows:

(a).	Market approach. Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;
(b).	Cost approach. Amount that would be required to replace the service capacity of an asset (replacement cost); and
(c).	Income approach. Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing and excess earnings models).

Assets and Liabilities Measured at Fair Value on a Recurring Basis

	February 28, 2013	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Restricted cash and cash equivalents held in Trust Account and accrued interest	$42,767,991	$42,767,991	$—	$
Warrant Liability	$10,969,000	$—	$—		$10,969,000

For fair value measurements categorized within Level 3 of the fair value hierarchy, the Company’s principal executive, determines its valuation policies and procedures. The development and determination of the unobservable inputs for Level 3 fair value measurements and fair value calculations are the responsibility of the Company’s management.

The table below provides a reconciliation of the beginning and ending balances for the warrant liability measured using fair significant unobservable inputs (Level 3):

Balance – February 29, 2012	$—
Issuance of warrants as part of Units on March 22, 2012	—
Issuance of warrants as part of Units on March 30, 2012	—
Correction of an error	10,969,000
Balance – February 28, 2013	$10,969,000

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 3 — Significant Accounting Policies  – (continued)

Warrant liability

The fair value of the warrant liability was determined by the Company using the Binomial Lattice pricing model. This model is dependent upon several variables such as the instrument's expected term, expected strike price, expected risk-free interest rate over the expected instrument term, the expected dividend yield rate over the expected instrument term and the expected volatility of the Company’s stock price over the expected term. The expected term represents the period of time that the instruments granted are expected to be outstanding. The expected strike price is based upon a weighted average probability analysis of the strike price changes expected during the term as a result of the down round protection. The risk-free rates are based on U.S. Treasury securities with similar maturities as the expected terms of the options at the date of issuance. Expected dividend yield is based on historical trends. The Company measures volatility using a blended weighted average of the volatility rates for a number of similar publicly-traded companies along with the Company’s historical volatility.

The inputs to the model at were as follows:

	February 28, 2013	November 30, 2012	August 31, 2012	May 31, 2012
The Company’s stock price	$9.90	$9.61	$9.60	$9.61
Dividend yield (per share)	N/A	N/A	N/A	N/A
Risk-free interest rate	0.77%	0.61%	0.59%	0.67%
Expected term	3.84 years	4.08 years	4.33 years	4.58 years
Expected volatility rate	17.0%	21.0%	24.0%	24.0%

Common stock subject to possible conversion

The Company accounts for its shares subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory conversion (if any) are classified as a liability instrument and is measured at fair value. Conditionally convertible ordinary shares (including ordinary shares that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at February 28, 2013, the ordinary shares subject to possible conversion are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of the warrant liability and value of the unit purchase option issued to the underwriter.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 3 — Significant Accounting Policies  – (continued)

Subsequent Events

Management has evaluated subsequent events that have occurred after the balance sheet date through the date the financial statements were publically available to determine if events or transactions occurring require potential adjustment to or disclosure in the financial statements and has concluded that no subsequent events have occurred that would require recognition in the financial statements except as disclosed in Note 11.

Note 4 — Public Offering

On March 22, 2012 the Company sold 4,000,000 units (“Units”) at a price of $10.00 per unit in the Public Offering. Each Unit consists of one ordinary share in the Company and one Warrant to purchase one ordinary share of the Company (“Warrants”). On March 30, 2012, the underwriter exercised a portion of its over-allotment option and purchased 200,000 units at a price of $10.00 per unit. The net proceeds received by the Company from the exercise of partial over-allotment option was $1,940,000 (underwriting discount of $60,000). Each Warrant entitles the holder to purchase one ordinary share at a price of $8.00 commencing on the later of the completion of an initial Business Combination and March 16, 2013 and expiring three years from the completion of an initial Business Combination, or earlier upon redemption. The Warrants may be exercised for cash or on a “cashless basis,” at the holders’ option, by surrendering the Warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise; provided, however, that in the event the Warrants are being called for redemption, the “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third day prior to the date on which the notice of redemption is sent to the holders of the Warrants. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares (or the closing bid price in the event the ordinary shares are not traded on any specific trading day) is at least $14.00 per share for any 20 trading days within a 30-trading day period (“30-Day Trading Period”) ending on the third day prior to the date on which notice of redemption is given and there is a current registration statement in effect with respect to the ordinary shares underlying such Warrants commencing five business days prior to the 30-Day Trading Period and continuing each day thereafter until the date of redemption. The Company determined that its outstanding warrants should be accounted for as a liability and recorded at fair value and that this warrant liability should be re-measured at each reporting period with changes in fair value being reflected in the statement of operations. The determination of this accounting methodology was made as a result of potential adjustments to the exercise price of the warrants in certain circumstances as described in the warrant agreement which do not meet the criteria for equity treatment described in ASC 815-45-7D. In accordance with the warrant agreement relating to the Warrants sold and issued in the Public Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. There are no contractual penalties for failure to deliver securities if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. The Warrants have been accounted for as a liability amounting to $4,907,000 at February 28, 2013.

The Company paid the underwriters in the Public Offering an underwriting discount of 3.0% ($1,200,000) of the gross proceeds of the Public Offering. The Company also issued a Unit Purchase Option (“Unit Purchase Option”) to purchase 400,000 units to EarlyBirdCapital, Inc. (“EBC”) (and/or its designees) for $100 at an exercise price of $11.00 per unit. The Company also issued a second Unit Purchase Option (the

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 4 — Public Offering  – (continued)

“Additional Purchase Option”) and, together with the Unit Purchase Option, the “Underwriters Options”) to EBC (and/or its designees) to purchase 500,000 units at an exercise price of $10.00 per unit for $500,000. The units issuable upon exercise of the Underwriter Options are identical to the units sold in the Public Offering. The Company accounted for the fair value of the Unit Purchase Option, inclusive of the receipt of $100 cash payment, as an expense of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this Unit Purchase Option is approximately $1,178,000, or ($2.95 per unit) using a Black-Scholes option-pricing model. The fair value of the Unit Purchase Option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.13% and (3) expected life of five years. The Company accounted for the fair value of the Additional Purchase Option, inclusive of the receipt of $500,000 cash payment, as a cost of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this Additional Purchase Option is approximately $1,638,000 (or $3.28 per unit) using a Black-Scholes option-pricing model. The fair value of the Additional Purchase Option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.13% and (3) expected life of five years. The Underwriter Options may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the Underwriter Options (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the Underwriter Options without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the Unit Purchase Option or the Warrants underlying the Unit Purchase Option. The holder of the Underwriter Options will not be entitled to exercise the Underwriter Options or the Warrants underlying the Underwriter Options unless a registration statement covering the securities underlying the Underwriter Options is effective or an exemption from registration is available. If the holder is unable to exercise the Underwriter Options or underlying Warrants, the Underwriter Options or Warrants, as applicable, will expire worthless.

The holders of the Underwriter Options have registration rights. The holders of a majority of each option and the securities underlying such option are entitled to make one demand that the Company register the options and/or the securities underlying the options. The demand for registration may be made at any time during a period of five years beginning on March 16, 2012. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed during the seven year period commencing on the effective date of the Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements, other than any underwriting commissions which will be paid by the holders themselves.

Note 5 — Insider Warrants

Simultaneously with the Public Offering, certain of the Initial Shareholders (or their affiliates) of the Company and the Company’s U.S. counsel purchased 4,800,000 Insider Warrants at $0.50 per warrant (for an aggregate purchase price of $2,400,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants are identical to the warrants underlying the Units sold in the Public Offering except that: (i) the Insider Warrants were purchased pursuant to an exemption from the registration requirements of the Securities Act, (ii) the Insider Warrants are non-redeemable and (iii) the Insider Warrants are exercisable for cash or on a “cashless” basis, in each case, if held by the initial holders or permitted transferees.

The Initial Shareholders and the holders of the Insider Warrants (or underlying shares) have registration rights with respect to the initial shares and the Insider Warrants (or underlying ordinary shares) pursuant to agreements signed prior to Public Offering. The holders of the majority of the initial shares are entitled to

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 5 — Insider Warrants  – (continued)

demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying ordinary shares) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Shareholders and holders of the Insider Warrants (or underlying ordinary shares) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination. The Insider Warrants have been accounted for as a liability amounting to $6,062,000 at February 28, 2013.

Note 6 — Deferred Offering Costs

Deferred offering costs consist principally of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Public Offering and that were charged to shareholder’s equity upon the completion of the Public Offering.

Note 7 — Note Payable to Shareholder and Advance from Shareholder

The Company issued a $100,000 principal amount unsecured promissory note to A. Lorne Weil, one of the Company’s Initial Shareholders and its Non-Executive Chairman of the Board, on November 8, 2011. The note was non-interest bearing and was payable on the earlier of (i) November 8, 2012, (ii) the consummation of the Public Offering or (iii) the date on which the Company determined not to proceed with the Public Offering. The parties to the notes informally agreed to extend their payable date past the Public Offering. The note was repaid in full on May 25, 2012. Due to the short term nature, the fair value of the note approximated the carrying amount.

In addition, on March 15, 2012, the shareholder paid expenses on behalf of the Company in the amount of $71,250 for various NASDAQ fees. The liability was repaid in full on August 24, 2012.

Note 8 — Commitments

The Company presently occupies office space provided by an affiliate of an Initial Shareholder. Such affiliate has agreed that until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company as may be required by the Company from time to time at no charge to the Company.

The Company has engaged EBC, on a non-exclusive basis, to act as the Company’s advisor and investment banker in connection with its initial Business Combination to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC an aggregate cash fee of $1,610,000 for such services upon the consummation of its initial Business Combination and $500,000 (or, upon certain circumstances, $1,000,000) to Morgan Joseph TriArtisan LLC for rendering merger and acquisition advisory services to us relative to prospective acquisitions.

Note 9 — Investment in Trust Account

Subsequent to the Public Offering, an amount of $42,740,000 of the net proceeds of the Public Offering was deposited in the Trust Account and has been held as cash and/or invested in United States treasuries having a maturity of 180 days or less.

As of February 28, 2013, investment securities in the Company’s Trust Account consisted of $42,740,000 (including accrued interest) in United States Treasury Bills and $27,991 in a “held as cash” account. The Company classifies its United States Treasury and equivalent securities as held-to-maturity in accordance with ASC 320, “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheets and adjusted for the amortization or accretion of premiums or discounts.

Andina Acquisition Corporation
(A Company In the Development Stage)

Notes to Financial Statements

Note 10 — Shareholders’ Equity

Preferred Shares

The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of February 28, 2013, there are no preferred shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 100,000,000 ordinary shares with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 1,437,500 ordinary shares were sold to the Initial Shareholders at a price of approximately $0.02 per share for an aggregate of $25,000 (the “Founder’s Shares”) of which 150,000 shares were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full so that the Company’s Initial Shareholders will own 20% of the issued and outstanding shares after the Public Offering. On March 9, 2012, the Initial Shareholders contributed an aggregate of 287,500 ordinary shares to the Company at no cost for cancellation. On March 30, 2012, the underwriter exercised a portion of its over-allotment option. After the partial exercise of the over-allotment option an aggregate of 100,000 of the shares held by the Initial Shareholders were forfeited which resulted in the Initial Shareholders owning an aggregate of 1,050,000 ordinary shares.

Note 11 — Subsequent Events

On March 18, 2013, the Company received a written notice (the “Notice”) on March 14, 2013 from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires the Company to have at least of 300 public holders for continued listing on the exchange. Pursuant to the Notice, the Company had until March 28, 2013 to submit a plan to regain compliance with the Minimum Public Holders Rule.

On March 27, 2013, the Company submitted to Nasdaq the Company’s plan to regain compliance. On April 11, 2013, the Company received a letter from Nasdaq indicating that it had accepted the Company’s plan to regain compliance. Accordingly, the Company has until September 10, 2013 to evidence compliance with the Minimum Public Holders Rule.

In the event the Company does not satisfy the terms of Nasdaq’s acceptance by September 10, 2013, the Company’s securities will be subject to delisting by Nasdaq.

On May 20, 2013, the A. Lorne Weil 2006 Irrevocable Trust-Family Investment Trust (the “Trust”), a trust of which the Chairman of the Board of the Company, his spouse and his descendants are among the beneficiaries, loaned the Company $100,000. The loan is evidenced by an unsecured promissory note issued to the Trust. The promissory note is non-interest bearing and is payable by the Company at the consummation by the Company of a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination, with one or more businesses or entities (a “Business Combination”). Upon consummation of a Business Combination, the principal balance of the note may be converted, in whole or in part, at the holder’s at the holder’s option, to warrants of the Company at a price of $0.50 per warrant. The terms of the warrants will be identical to the warrants issued by the Company in its initial public offering except that such warrants will not be redeemable by the Company so long as they are still held by the Trust or its permitted transferees. If the Trust converts the entire principal balance of the note, it would receive warrants to purchase an aggregate of 200,000 shares of the Company’s common stock. If a Business Combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven. The issuance of the note to the Trust was exempt pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ANNEX A

AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

ANDINA ACQUISITION CORPORATION,

ANDINA MERGER SUB, INC.,

TECNOGLASS S.A.

AND

C.I. ENERGIA SOLAR S.A. E.S. WINDOWS

DATED AS OF AUGUST 17, 2013

[AS AMENDED AND RESTATED]

A-1

i

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of August 17, 2013, by and among Andina Acquisition Corporation, a Cayman Islands exempted company (“Parent”), Andina Merger Sub, Inc., a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Merger Sub”), Tecnoglass S.A., a Colombian company (“Tecnoglass”) and C.I. Energia Solar S.A. E.S. Windows, a Colombian company (“ES”, and together with Tecnoglass, the “Company”).

RECITALS

A. Upon the terms and subject to the conditions of this Agreement and in accordance with the Companies Law (2012 Revision) of the Cayman Islands (the “Companies Law”) and other applicable law, Parent and the Company intend to enter into a business combination transaction by means of a merger of Merger Sub with and into the Company, with the Company being the surviving entity and becoming a wholly owned subsidiary of Parent (the “Merger”).

B. The board of directors of each of Parent and the Company has determined that the Merger is fair to, and in the best interests of, its respective company and shareholders.

C. Following the execution of this Agreement (but in any event prior to the Closing Date), each of Tecnoglass and ES shall affect a corporate reorganization (the “Reorganization”) pursuant to which each shareholder of Tecnoglass and/or ES shall cease being shareholders of Tecnoglass and/or ES and shall become holders of equity interests in a newly formed entity that will own, directly or indirectly, 100% of the outstanding equity interests of Tecnoglass and ES and all such references to the Company contained herein shall be deemed to refer to such newly formed entity, as applicable, and to include all assets, property, rights, privileges, powers, permits, approvals and franchises of Tecnoglass and ES.

D. Defined terms used in this Agreement are listed alphabetically in Article IX, together with the Section and, if applicable, paragraph number in which the definition of each such term is located.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.
THE MERGER

1.1. The Merger.  At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Companies Law, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger (“Surviving Corp”).

1.2. Effective Time; Closing.  Subject to the terms and conditions of this Agreement, as soon as practicable on or after the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a plan of merger (the “Plan of Merger”) with the Cayman Islands Registrar of Companies in accordance with the applicable provisions of the Companies Law (the time of such filing, or such later time as may be agreed in writing by the Company and Parent and specified in the Plan of Merger being the “Effective Time”). Unless this Agreement shall have been terminated pursuant to Section 8.1, the consummation of the transactions contemplated by this Agreement (the “Closing”), other than the filing of the Plan of Merger, shall take place at the offices of Graubard Miller, counsel to Parent, 405 Lexington Avenue, New York, New York 10174 at a time and date to be specified by the parties, which shall be no later than the third (3rd) business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”). Closing signatures may be transmitted by facsimile or by emailed PDF file.

1.3. Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the Companies Law and other applicable provisions of law (collectively, the “Applicable Law”). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all the property, rights, privileges, powers and franchises of the Merger Sub and the Company shall vest in Surviving Corp, and all debts, liabilities and duties of the Merger Sub and the

Company shall become the debts, liabilities and duties of Surviving Corp. and (ii) the share capital of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid and validly issued ordinary share of the Surviving Corp.

1.4. Governing Documents; Officers and Directors.  At the Effective Time, (i) the Memorandum and Articles of Association of the Parent and the Surviving Corp shall be in the forms annexed hereto as Exhibits A and B, respectively, (ii) the board of directors of Parent shall consist of the directors identified on Schedule 1.4 hereto and set forth in the Proxy Statement, (iii) the officers of the Parent from and after the Effective Time shall consist of the officers identified on Schedule 1.4 hereto and (iv) the directors and officers of the Surviving Corp. shall consist of the officers and directors identified on Schedule 1.4 hereto.

1.5. Merger Consideration; Effect on Share Capital.

(a) Merger Consideration.  The aggregate consideration to be paid to the holders of ordinary shares of the Company (“Company Ordinary Shares”) issued and outstanding immediately prior to the Effective Time in exchange for the cancellation of their ordinary shares and their rights as such holders (the “Merger Consideration”), subject to adjustment as provided for in Sections 1.5(c) and 1.5(d), is:

(i) 17,525,000 ordinary shares, par value $0.0001, of Parent (“Parent Ordinary Shares”) to be issued at the Closing; and

(ii) 3,000,000 Parent Ordinary Shares to be issued in accordance with Section 1.14.

Schedule 1.5(a) sets forth fully diluted ownership examples of the Company’s shareholders at various given times.

(b) Conversion of Company Ordinary Shares.  Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement and without any action on the part of Parent or the Company, each Company Ordinary Share issued and outstanding immediately prior to the Effective Time will be canceled and the rights pertaining thereto will be automatically converted (subject to Sections 1.5(f) and 1.5(g)) into the following portions of the Merger Consideration:

(i) the number of Parent Ordinary Shares equal to (A) 17,525,000 divided by (B) the Outstanding Company Ordinary Shares Number; plus

(ii) the right to receive that number of additional Parent Ordinary Shares pursuant to Section 1.14 equal to (A) the number of additional Parent Ordinary Shares released upon satisfaction of any target set forth in Section 1.14 divided by (B) the Outstanding Company Ordinary Shares Number.

(iii) The number of Parent Ordinary Shares issued at Closing and rights to receive additional Parent Ordinary Shares pursuant to Section 1.14 that would otherwise be issuable pursuant to this Section 1.5(b) to Persons who hold Dissenting Shares and exercise their dissenters’ rights pursuant to Applicable Law shall not be issued to such Persons and shall be canceled.

(iv) Immediately following the conversion contemplated by this Section 1.5(b), 100% of the outstanding Company Ordinary Shares, as the Surviving Corp, shall be issued to the Parent.

(c) LTM Adjusted EBITDA and Adjustments of Parent Ordinary Shares.

(i) If the Company’s LTM Adjusted EBITDA as of June 30, 2013 (“Actual LTM EBITDA Amount”), as determined in accordance with this Agreement, is greater than or less than the Estimated LTM EBITDA Amount, the aggregate number of Parent Ordinary Shares to be issued at Closing shall be increased or decreased, as the case may be, by an amount equal to a fraction the numerator of which is the product of (A) the LTM EBITDA Variance and (B) 9.0, and the denominator of which is $10.18. The Company shall deliver to Parent and Parent’s auditors a written statement of the Actual LTM EBITDA Amount by August 30, 2013, which shall (1) provide such detailed information as may be reasonably requested by the Parent prior to such date with respect to the Actual LTM EBITDA Amount, (2) be derived utilizing generally accepted accounting principles, consistent with the Company’s historical practice and (3) be certified as being true and complete by an executive officer of the Company.

(ii) If Parent disagrees with the Actual LTM EBITDA Amount or the LTM EBITDA Variance, it shall notify the Company of such disagreement in writing specifying in reasonable detail any and all items of disagreement (each, an “Item of Dispute”) within ten (10) calendar days after its receipt of the written statement of the Actual LTM EBITDA Amount. Parent and the Company shall use their commercially reasonable best efforts for a period of ten (10) calendar days after the Parent’s delivery of such notice (or such longer period as Parent and Company may mutually agree upon) to resolve any Items of Dispute raised by Parent. If, at the end of such period, Parent and Company do not resolve any such Item of Dispute, either party may submit the matter to a mutually acceptable independent accounting firm of recognized national standing to review and resolve the Item of Dispute. In the event Parent and the Company cannot agree upon an accounting firm within five (5) days after notice from a party to the other party, they shall choose an accounting firm by lot from those accounting firms of recognized national standing practicing in the State of New York having no material relationship to Parent, the Company or their respective Affiliates and having offices in locations suitable to conduct such review (the accounting firm selected in accordance with the preceding two sentences is referred to herein as the “Accounting Firm”). Parent and the Company shall request that the Accounting Firm render a determination on each Item of Dispute, solely based on whether such Item of Dispute was prepared accurately and in accordance with U.S. GAAP and consistent with past practice. The determination by the Accounting Firm shall be final, binding and conclusive on the parties. Parent and the Company shall make their respective submissions to the Accounting Firm within ten (10) business days after selecting such firm pursuant to this Section 1.5(c). Parent and the Company shall use their commercially reasonable best efforts to cause the Accounting Firm to make its determination within fifteen (15) calendar days after accepting its selection. All of the fees and expenses of the Accounting Firm shall be borne by Parent and the Company in equal amounts.

(iii) All currency conversions made in connection with the determination of the Actual LTM EBITDA Amount or the LTM EBITDA Variance shall be done on a twelve (12) month trailing average basis.

(d) Net Debt, Working Capital and Adjustments of Parent Ordinary Shares

(i) As soon as practicable after the Closing, but not later than seventy five (75) days after the Closing, Parent shall deliver to the Representative a statement (the “Closing Net Debt/Working Capital Statement”) showing, in reasonable detail, the calculation of the Company’s Actual Net Debt Amount and Actual Working Capital Amount as of the Closing. Such Closing Net Debt/Working Capital Statement shall be derived utilizing generally accepted accounting principles consistent with the Company’s historical practice and be certified as being true and complete by the Parent’s independent registered public accounting firm. Such Net Debt/Working Capital Statement shall be final and binding on the parties.

(ii) If the Company’s Adjusted Net Debt at Closing (“Actual Net Debt Amount”), as determined in accordance with this Agreement, is greater than approximately $65.0 million (“Estimated Net Debt Amount”), the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time shall surrender (pro rata) to Parent for cancellation such number of Parent Ordinary Shares equal to the Net Debt Overage divided by $10.18. If the Actual Net Debt Amount, as determined in accordance with this Agreement, is less than the Estimated Net Debt Amount, Parent shall issue and cause to be delivered to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time (pro rata) such additional number of Parent Ordinary Shares equal to the Net Debt Underage divided by $10.18.

(iii) If the Company’s Normalized Working Capital at Closing (“Actual Working Capital Amount”), as determined in accordance with this Agreement, is less than $48.3 million (“Estimated Working Capital Amount”), the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time shall, at the Company’s option, deliver (pro rata) to Parent an amount of cash equal to the Working Capital Shortfall or surrender (pro rata) to Parent for cancellation such number of Parent Ordinary Shares equal to the Working Capital Shortfall divided by $10.18. If the Actual Working Capital Amount, as determined in accordance with this Agreement, is greater than the Estimated Working Capital Amount, Parent shall issue and cause to be delivered to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time (pro rata) such additional number of Parent Ordinary Shares equal to the Working Capital Excess divided by $10.18; provided, however, that if the Actual Working Capital Amount, as determined in accordance with this Agreement, exceeds the Estimated Working Capital Amount by $5,000,000, at the Company’s sole option, the Company shall be permitted to distribute such amount of cash in excess to its shareholders in lieu of receipt of such additional number of Parent Ordinary Shares equal to such amount in excess of $5,000,000.

(iv) Notwithstanding anything herein to the contrary, any downward adjustment of Parent Ordinary Shares to be issued in the transaction pursuant to Section 1.5(d) shall serve to reduce the Escrow Shares and that any such reduction shall be limited to the number of Escrow Shares actually remaining in the Escrow Account.

(e) Exceptions.  The conversion contemplated by Section 1.5(b) shall not apply to or occur with respect to any Company Ordinary Shares to be canceled pursuant to Section 1.5(g) or the Dissenting Shares.

(f) Surrender of Company Certificates.  Subject to Section 1.10, the Merger Consideration shall be issued or paid to the holders of certificates representing the Company Ordinary Shares (the “Company Certificates”) upon surrender of their respective Company Certificates in the manner provided in Section 1.5 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and indemnity, if required) in the manner provided in Section 1.8, or in the case of an uncertificated share, by delivery of a copy of the register of members of the Company indicating such holder as entitled to the shares).

(g) Cancellation of Treasury and Parent-Owned Shares.  Each Company Ordinary Share held by Parent or owned by the Company or any direct or indirect wholly owned subsidiary of Parent or the Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion or payment in respect thereof.

(h) Adjustments to Exchange Ratios.  The number of Parent Ordinary Shares that the holders of Company Ordinary Shares are entitled to receive as a result of the Merger shall be equitably adjusted to reflect appropriately the effect of any share split, reverse share split, share dividend (including any dividend or distribution of securities convertible into Company Ordinary Shares or Parent Ordinary Shares), cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Company Ordinary Shares or Parent Ordinary Shares occurring on or after the date hereof and prior to the Effective Time.

(i) No Fractional Shares.  No fraction of a share of Parent Ordinary Shares will be issued by virtue of the Merger or the transactions contemplated hereby, and each Person who would otherwise be entitled to a fraction of a share of Parent Ordinary Shares (after aggregating all fractional Parent Ordinary Shares that otherwise would be received by such holder) shall receive, in lieu of such fractional share, one (1) Parent Ordinary Share.

(j) No Further Ownership Rights in Company Shares.  All the Parent Ordinary Shares issued to the holders of Company Ordinary Shares upon consummation of the Merger or, in the case of the additional Parent Ordinary Shares that may be issued pursuant to Section 1.14, thereafter delivered, shall be deemed to have been issued in full satisfaction of all rights pertaining to the outstanding Company Ordinary Shares and there shall be no further registration of transfers on the records of Surviving Corp of the Company Ordinary Shares that were outstanding immediately prior to the Effective Time.

1.6. Exchange Procedures.

(a) Prior to the Effective Time, Parent shall appoint a reputable bank or trust company designated by Parent and reasonably satisfactory to the Company to act as exchange agent (the “Exchange Agent”) for the issuance of the Merger Consideration to be issued in the Merger pursuant to an exchange agent agreement in form and substance mutually agreeable to Parent and the Company (the “Exchange Agent Agreement”). It is hereby acknowledged and agreed by the Company that Continental Stock Transfer & Trust Company (“Continental”) is acceptable as Exchange Agent.

(b) Prior to the Effective Time, the Exchange Agent and Parent shall deliver to each holder of Company Ordinary Shares a letter of transmittal (“Letter of Transmittal”) in customary form (and any instructions related thereto) with respect to the surrender and delivery by each such holder of his, her or its Company Certificates (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and indemnity, if required) in the manner provided in Section 1.8, or in the case of an uncertificated share, by delivery of a copy of the register of members of the Company indicating such holder as entitled to the shares) in exchange for Parent Ordinary Shares and right to receive additional Parent Ordinary Shares as contemplated by Section 1.5. Upon delivery to the Exchange Agent of a validly executed and delivered Letter of Transmittal, the Exchange Agent shall issue to the corresponding recipient the number of Parent Ordinary Shares (less the applicable Escrow Shares), and the Company Certificates shall forthwith be cancelled. Until so surrendered, outstanding Company Certificates will be deemed, from and after the Effective Time, to evidence only the right to receive the applicable Parent Ordinary Shares pursuant to Section 1.5. Separate certificates shall be issued for each recipient’s Escrow Shares and for the balance of the Parent Ordinary Shares to which such recipient is entitled.

(c) If payment is to be made to a recipient other than the Person in whose name a surrendered Company Certificate is registered, it shall be a condition of payment that the Company Certificate so surrendered must be properly endorsed or otherwise be in proper form for transfer, and the Person who surrenders the Company Certificate must provide funds for payment of any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the surrendered Company Certificate or establish to the satisfaction of Parent that the Tax has been paid or is not applicable.

1.7. No Distributions Until Surrender of Company Certificates.  No dividends or other distributions declared or made after the date of this Agreement with respect to Parent Ordinary Shares with a record date after the Effective Time will be paid to the holders of any Company Certificates that have not yet been surrendered with respect to the Parent Ordinary Shares to be issued upon surrender thereof until the holders of record of such Company Certificates shall surrender such certificates. Subject to Applicable Law, following surrender of any such Company Certificates, Parent shall promptly deliver to the record holders thereof, without interest, the certificates representing the Parent Ordinary Shares issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Parent Ordinary Shares.

1.8. Lost, Stolen or Destroyed Certificates.  In the event that any Company Certificates shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed Company Certificates, upon the making of an affidavit of that fact by the holder thereof, the certificates representing the Parent Ordinary Shares that the Company Ordinary Shares formerly represented by such Company Certificates were converted into and any dividends or distributions payable pursuant to Section 1.7; provided, however, that, as a condition precedent to the issuance of such certificates representing Parent Ordinary Shares and other distributions, the owner of such lost, stolen or destroyed Company Certificates shall indemnify Parent against any claim that may be made against Parent or Surviving Corp with respect to the Company Certificates alleged to have been lost, stolen or destroyed.

1.9. Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Surviving Corp with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the then current officers and directors of Parent and Merger Sub and the officers and directors of the Company shall take all such lawful and necessary action.

1.10. Escrow.  As the sole remedy for the indemnification obligations set forth in Article VII of this Agreement, and for downward adjustments (if any) pursuant to Section 1.5(d) to the number of Parent Ordinary Shares issued hereunder, 890,000 of the Parent Ordinary Shares to be issued in the Merger (the “Escrow Shares”) shall be deposited in escrow (the “Indemnity Escrow Account”), which shall be allocated among the recipients in the same proportion as their proportionate share of the total Company Ordinary Shares outstanding immediately prior to the Effective Time, all in accordance with the terms and conditions of the escrow agreement to be entered into at the Closing between Parent, the Representative, the Committee and Continental (or such other Person as may be agreed by Parent and the Representative), as escrow agent (“Escrow Agent”), substantially in the form of Exhibit C-1 hereto (the “Indemnity Escrow Agreement”). The Indemnity Escrow Agreement shall provide that on the earlier of (A) the 30th day after the date Parent has filed with the SEC its Annual Report for the year ending February 28, 2015 or (B) June 30, 2015 (the “Escrow Release Date”), the Escrow Agent shall release all Escrow Shares then remaining in escrow, less (i) 300,000 Escrow Shares (the “Litigation Escrow Shares”), (ii) that portion of the Escrow Shares applied in satisfaction of any downward adjustments made to the Merger Consideration provided for in Section 1.5(d) above and (iii) that portion of the Escrow Shares applied or reserved with respect to Escrow Claims. Any Escrow Shares that continue to be held after the Escrow Release Date with respect to any unresolved Escrow Claim shall be delivered to the recipients in the same proportions as originally deposited into escrow, promptly upon such resolution, subject to reduction, if any, for the indemnification obligation associated with such resolved Escrow Claim. The Litigation Escrow Shares shall not be released until final resolution of the litigation listed in Schedule 2.8.

1.11. Committee.  Prior to the Closing, the Board of Directors of Parent shall appoint a committee (the “Committee”) consisting of one or more of its then members to act on behalf of Parent to take all necessary actions and make all decisions pursuant to the Escrow Agreements. In the event of a vacancy in such committee, the board of directors of Parent shall appoint as a successor a Person who was a director of Parent prior to the Closing Date or, in the event of an inability to appoint same, another Person who would qualify as an “independent” director of Parent and who has not had any material relationship with the Company prior to the Closing. Such committee is intended to be the “Committee” referred to in Article VII and the Escrow Agreements.

1.12. Shares Subject to Appraisal Rights.  Notwithstanding Section 1.5 hereof, Dissenting Shares shall not be converted into a right to receive Merger Consideration. The holders thereof shall be entitled only to such rights as are granted by the Companies Law. Each holder of Dissenting Shares who becomes entitled to payment for his Dissenting Shares pursuant to the Companies Law shall receive payment therefor from Surviving Corp in accordance with the Companies Law, provided, however, that (i) if any shareholder of the Company who asserts dissenter rights in connection with the Merger (a “Dissenter”) shall have failed to establish his entitlement to such rights as provided in the Companies Law, or (ii) if any such Dissenter shall have effectively withdrawn his demand for payment for his Dissenting Shares or waived or lost his right to payment for his Dissenting Shares under the appraisal rights process under the Companies Law, the Company Ordinary Shares held by such Dissenter shall be treated as if they had been converted, as of the Effective Time, into a right to receive Merger Consideration as provided in Section 1.5. The Company shall give Parent prompt notice of any demands for payment received by the Company from a person asserting dissenter rights, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except in accordance with the Companies Law and with the prior written consent of Parent which consent shall not be unreasonably withheld, conditioned or delayed, make any payment with respect to, or settle or offer to settle, any such demands or negotiate or enter into any agreement with respect to any demands for payment received by the Company from a person asserting dissenter rights.

1.13. Treatment of the Company Derivative Securities.  The Company shall arrange that the holders of all outstanding Company Options and other Company Derivative Securities shall exercise or exchange such securities prior to the Effective Time without the payment of any consideration therefor by the Company other than the issuance of Company Ordinary Shares. Such exercise or exchange may be made contingent upon the occurrence of the Closing.

1.14. EBITDA/Ordinary Share Price Shares.  On the Closing Date, Parent shall issue an aggregate of 3,000,000 Parent Ordinary Shares to be held in escrow in accordance with the terms and conditions of the escrow agreement to be entered into at the Closing between Parent, the Representative, the Committee and the Escrow Agent, substantially in the form of Exhibit C-2 annexed hereto (the “Additional Share Escrow Agreement”, and together with the Indemnity Escrow Agreement, the “Escrow Agreements”) and the following:

(a) If (1) Future EBITDA for the fiscal year of Parent ending December 31, 2014 equals or exceeds $36.0 million or (2) Parent’s Ordinary Shares have traded at $12.00 or above for 20 trading days during a 30-consecutive trading day period during the fiscal year of Parent ending December 31, 2014, Parent shall cause the Escrow Agent, in accordance with the Additional Share Escrow Agreement, to release to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time, in the aggregate, 500,000 Parent Ordinary Shares.

(b) If Future EBITDA for the fiscal year of Parent ending December 31, 2014 is less than $36.0 million but exceeds $30.0 million, then Parent shall cause the Escrow Agent, in accordance with the Additional Share Escrow Agreement, to release to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time a pro rata number of Parent Ordinary Shares equal to an amount determined by taking 500,000 Parent Ordinary Shares and multiplying it by a fraction the numerator of which is the Future EBITDA for this period and the denominator of which is $36.0 million.

(c) If (1) Future EBITDA for the fiscal year of Parent ending December 31, 2015 equals or exceeds $40.0 million or (2) Parent’s Ordinary Shares have traded at $13.00 or above for 20 trading days during a 30-consecutive trading day period during the fiscal year of Parent ending December 31, 2015, Parent shall cause the Escrow Agent, in accordance with the Additional Share Escrow Agreement, to release to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time, in the aggregate, 1,000,000 Parent Ordinary Shares.

(d) If Future EBITDA for the fiscal year of Parent ending December 31, 2015 is less than $40.0 million but exceeds $35.0 million, then Parent shall cause the Escrow Agent, in accordance with the Additional Share Escrow Agreement, to release to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time a pro rata number of Parent Ordinary Shares equal to an amount determined by taking 1,000,000 Parent Ordinary Shares and multiplying it by a fraction the numerator of which is the Future EBITDA for this period and the denominator of which is $40.0 million.

(e) If (1) Future EBITDA for the fiscal year of Parent ending December 31, 2016 equals or exceeds $45.0 million or (2) Parent’s Ordinary Shares have traded at $15.00 or above for 20 trading days during a 30-consecutive trading day period during the fiscal year of Parent ending December 31, 2016, Parent shall cause the Escrow Agent, in accordance with the Additional Share Escrow Agreement, to release to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time, in the aggregate, 1,500,000 Parent Ordinary Shares.

(f) If Future EBITDA for the fiscal year of Parent ending December 31, 2016 is less than $45.0 million but exceeds $40.0 million, then Parent shall cause the Escrow Agent, in accordance with the Additional Share Escrow Agreement, to release to the holders of Company Ordinary Shares outstanding immediately prior to the Effective Time a pro rata number of Parent Ordinary Shares equal to an amount determined by taking 1,500,000 Parent Ordinary Shares and multiplying it by a fraction the numerator of which is the Future EBITDA for this period and the denominator of which is $45.0 million.

(g) In the event that Parent fails to satisfy an Earnout Target but subsequently satisfies another Earnout Target, in addition to Parent causing the Escrow Agent to deliver the applicable number of Parent Ordinary Shares as a result of Parent satisfying such subsequent Earnout Target, Parent shall also cause the Escrow Agent to deliver any shares not previously delivered to the holders of Company Ordinary Shares as a result of Parent’s initial failure to satisfy such prior Earnout Target.

1.15. Sale Restriction.  Each of the Parent Ordinary Shares issued to holders of Company Ordinary Shares as part of the Merger Consideration shall be subject to certain transfer restrictions, in accordance with the terms of the Lock-Up Agreement (the “Lock-Up Agreement”) in the form of Exhibit D annexed hereto to be executed and delivered to Parent by the holders of the Company Ordinary Shares. Certificates representing Parent Ordinary Shares issued as a result of the Merger shall bear a prominent legend to such effect.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

Subject to the exceptions set forth in Schedule 2 attached hereto (the “Company Disclosure Schedule”), the Company hereby represents and warrants to Parent as follows:

2.1. Organization and Qualification.

(a) Tecnoglass is a corporation duly incorporated, validly existing and in good standing under the laws of the Republic of Colombia and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted, ES is a corporation duly incorporated, validly existing and in good standing under the laws of the Republic of Colombia and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted, and the Company will be a corporation duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and will have the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted by Tecnoglass and ES.

(b) The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (“Approvals”) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Complete and correct copies of the memorandum and articles of association or certificate of incorporation and bylaws (or other comparable governing instruments with different names) (collectively referred to herein as “Charter Documents”) of the Company, as amended and currently in effect, have been heretofore made available to Parent or Parent’s counsel. The Company is not in violation of any of the provisions of the Company’s Charter Documents.

(c) The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Each jurisdiction in which the Company is so qualified or licensed is listed in Schedule 2.1.

(d) Except as set forth on Schedule 2.1, the minute books of the Company contain true, complete and accurate records of all written minutes for meetings and written consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and shareholders (“Corporate Records”) since the time of the Company’s incorporation. Copies of such Corporate Records of the Company have been made available to Parent or Parent’s counsel.

(e) Except as set forth on Schedule 2.1, the share capital transfer, warrant and option transfer and ownership records of the Company contain true, complete and accurate records of the securities ownership as of the date of such records and the transfers involving the share capital and other securities of the Company since the time of the Company’s incorporation. Copies of such records of the Company have been made available to Parent or Parent’s counsel.

2.2. Subsidiaries.

(a) The Company has no direct or indirect subsidiaries or participations in joint ventures or other entities other than those listed in Schedule 2.2 hereto (the “Subsidiaries”). Except as set forth in Schedule 2.2 hereto, the Company owns, directly or indirectly, all of the outstanding equity securities of the Subsidiaries, free and clear of all Liens other than Permitted Liens. Except for the Subsidiaries, the Company does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or has any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Each Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation (as listed in Schedule 2.2) and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each Subsidiary that is a limited liability company is duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation (as listed in Schedule 2.2) and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each Subsidiary is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Complete and correct copies of the Charter Documents of each Subsidiary, as amended and currently in effect, have been heretofore delivered to Parent or Parent’s counsel. No Subsidiary is in violation of any of the provisions of its Charter Documents.

(c) Each Subsidiary is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Each jurisdiction in which each Subsidiary is so qualified or licensed is listed in Schedule 2.2.

(d) Except as set forth on Schedule 2.2, the minute books of each Subsidiary contain true, complete and accurate records of all written minutes for meetings and written consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and shareholders. Copies of the Corporate Records of each Subsidiary have been heretofore made available to Parent or Parent’s counsel.

2.3. Capitalization.

(a) The authorized capital of Tecnoglass consists of 20,000,000 shares, of which 15,392,681 shares are issued and outstanding as of the date of this Agreement, all of which shares are validly issued, fully paid and nonassessable. The authorized capital of ES consists of 18,500,000 shares, of which 14,385,661 shares are issued and outstanding as of the date of this Agreement, all of which shares are validly issued, fully paid and nonassessable. Immediately prior to the Effective Time, the only Company Ordinary Shares that will be issued and outstanding will be those issued to the holders of the 15,392,681 shares of Tecnoglass and 14,385,661 shares of ES issued and outstanding as of the date hereof which will be issued to such holders upon the Reorganization, all of which shares will be validly issued, fully paid and nonassessable. Other than Company Ordinary Shares, the Company has no class or series of securities authorized by its Charter Documents. Schedule 2.3(a) hereto contains a list of all of the shareholders of the Company, the number of Company Ordinary Shares owned, or to be owned at the time of the Closing, by each shareholder and each shareholder’s state or province of residence. Except as set forth in Schedule 2.3(a) hereto, as of the date of this Agreement, no Company Ordinary Shares are reserved for issuance upon the exercise of outstanding options to purchase Company Ordinary Shares granted to employees of Company or other parties (“Company Options”). Except as set forth in Schedule 2.3(a) hereto, no Company Ordinary Shares are reserved for issuance upon the exercise of outstanding warrants or other rights or derivative securities (other than Company Options) to purchase Company Ordinary Shares (“Company Derivative Securities”). All Company Ordinary Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no commitments or agreements of any character to which the Company is bound obligating the Company to accelerate the vesting of any Company Option as a result of the Merger. All outstanding Company Ordinary Shares and all outstanding Company Options have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other Applicable Laws and regulations, and (y) all requirements set forth in any applicable Material Company Contracts. The Company has heretofore delivered to Parent or Parent’s counsel true and accurate copies of the forms of documents used for the issuance of Company Options and a true and complete list of the holders thereof, including their names and the numbers of Company Ordinary Shares underlying such holders’ Company Options.

(b) Except as set forth in Schedule 2.3(b) hereto or as described in Section 2.3(a) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any share capital, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

(c) Except as contemplated by this Agreement and except as set forth in Schedule 2.3(c) hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which the Company is a party or by which the Company is bound with respect to any equity security of any class of the Company.

(d) Except as set forth in Schedule 2.3(d) hereto, no outstanding Company Ordinary Shares are unvested or subjected to a repurchase option, risk of forfeiture or other condition under any applicable agreement with the Company.

(e) The authorized and outstanding share capital or membership interests of each Subsidiary are set forth in Schedule 2.3(e) hereto. Except as set forth in Schedule 2.3(e) hereto, the Company owns all of the outstanding equity securities of each Subsidiary, free and clear of all Liens other than Permitted Liens, either directly or indirectly through one or more other Subsidiaries. There are no outstanding options, warrants or other rights to purchase securities of any Subsidiary.

2.4. Authority Relative to this Agreement.  The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by its Board of Directors, subject in all cases to the satisfaction of the terms and conditions of this Agreement, including the conditions set forth in Article VI but excluding the Written Consent, which is being delivered simultaneously with the execution and delivery hereof), and no other corporate proceedings on the part of the Company are necessary (other than the Written Consent) to authorize this Agreement or to consummate the transactions contemplated hereby pursuant to Applicable Law and the terms and conditions of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The action by written consent of the shareholders of the Company (the “Written Consent”) to approve and adopt this Agreement and the transactions contemplated hereby is the only consent or approval by, or vote of, the holders of any class or series of share capital of the Company necessary for the Company to adopt this Agreement and the transactions contemplated hereby.

2.5. No Conflict; Required Filings and Consents.  Except as set forth in Schedule 2.5 hereto:

(a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, (i) conflict with or violate the Company’s Charter Documents, (ii) subject to obtaining the adoption of this Agreement and the Merger by the shareholders of the Company, conflict with or violate any Legal Requirements, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company pursuant to, any Material Company Contracts or (iv) result in the triggering, acceleration or increase of any payment to any Person pursuant to any Material Company Contract, including any “change in control” or similar provision of any Material Company Contract, except, with respect to clauses (ii), (iii) or (iv), for any such conflicts, violations, breaches, defaults, triggerings, accelerations, increases or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any Approval from, or filing with or notification to, any Governmental Entity or other third party (including, without limitation, lenders and lessors), except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which the Company is licensed or qualified to do business, (ii) the Approvals described in Schedule 2.5 hereto, and (iii) where the failure to obtain such Approvals, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or, after the Closing, Parent or the Surviving Corp, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

2.6. Compliance.  Except as disclosed in Schedule 2.6 hereto, during the five (5) year period prior to the date hereof, the Company has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The Company is not in default or violation of any term, condition or provision of any applicable Charter Documents. Except as set forth in Schedule 2.6 hereto, during the five (5) year period prior to the date of the Closing no written notice of non-compliance with any Legal Requirements has been received by the Company (and the Company has no Knowledge of any such notice delivered to any other Person). The Company is not in violation of any term of any Company Contract, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

2.7. Financial Statements.

(a) The Company has provided to Parent a correct and complete copy of the audited consolidated financial statements (including any related notes thereto) of the Company for the fiscal years ended December 31, 2012 and December 31, 2011 (the “Audited Financial Statements”). The Audited Financial Statements were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated.

(b) The Company has provided to Parent a correct and complete copy of the unaudited consolidated financial statements of the Company for the six month period ended June 30, 2013 (including any notes related thereto) (the “Unaudited Financial Statements”). The Unaudited Financial Statements comply as to form in all material respects, and were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved and in a manner consistent with the preparation of the

Audited Financial Statements, and fairly present in all material respects the financial position of the Company at the date thereof and the results of its operations and cash flows for the period indicated, except that such statements are subject to normal audit adjustments that are not expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole and do not include all footnotes.

(c) Except as set forth in Schedule 2.7 hereto, the books of account, minute books, share certificate books and share transfer ledgers and other similar books and records of the Company have been maintained in accordance with good business practice, are complete and correct in all material respects and there have been no material transactions that are required to be set forth therein and which have not been so set forth.

(d) Except as otherwise noted in the Audited Financial Statements or the Unaudited Financial Statements, the accounts and notes receivable of the Company reflected on the balance sheets included in the Audited Financial Statements and the Unaudited Financial Statements: (i) arose from bona fide sales transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim except to the extent set forth in such balance sheet contained therein other than possible back charges which to the Company’s knowledge do not exist at this time, which back charges, to the Company’s knowledge, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect upon the Company and its Subsidiaries taken as a whole, (iv) are collectible in the ordinary course of business consistent with past practice in the aggregate recorded amounts thereof, net of any applicable reserve reflected in such balance sheet referenced above, and (v) are not the subject of any actions or proceedings brought by or on behalf of the Company.

2.8. No Undisclosed Liabilities.  Except as set forth in Schedule 2.8 hereto, the Company and its Subsidiaries have no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to financial statements that are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its Subsidiaries, except: (i) liabilities provided for in, reserved against or otherwise disclosed in the interim balance sheet included in the Unaudited Financial Statements, (ii) such liabilities arising in the ordinary course of the Company’s business since June 30, 2013, none of which, individually or in the aggregate, would have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or (iii) liabilities incurred in connection with the transactions contemplated by this Agreement.

2.9. Absence of Certain Changes or Events.  Except as set forth in Schedule 2.9 hereto, between June 30, 2013 and the date of this Agreement, there has not been: (i) any Material Adverse Effect on the Company and its Subsidiaries taken as a whole or (ii) any circumstance, action or activity which, if taken by the Company and its Subsidiaries after the date hereof, would require the consent of Parent under Section 4.2.

2.10. Litigation.  Except as disclosed in Schedule 2.10 hereto, there are no claims, suits, actions or proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries before any Governmental Entity.

2.11. Employee Benefit Plans.

(a) Schedule 2.11(a) lists all employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document) covering any active or former employee, director or consultant of the Company or any of its Subsidiaries, with respect to which the Company has liability (individually, a “Plan,” and, collectively, the “Plans”). All Plans have been maintained and administered in all material respects in compliance with their respective terms and with the requirements prescribed by any and all Applicable Law, and all liabilities with respect to the Plans have been properly reflected in the financial statements and records of the Company or any of its Subsidiaries. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or, to the Knowledge of the Company, is threatened, against or with respect to any Plan. There are no audits, inquiries or proceedings pending or, to the Knowledge of the Company, threatened by any Governmental Entity with respect to any Plan. To the Knowledge of the Company, all contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued.

(b) Except as disclosed in Schedule 2.11(b) hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any shareholder, director or employee of the Company and its Subsidiaries under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

2.12. Labor Matters.

(a) Except as set forth on Schedule 2.12, the Company and its Subsidiaries are not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company and its Subsidiaries nor, to the Company’s Knowledge, are there any activities or proceedings of any labor union to organize any such employees. There are no pending grievance or similar proceedings involving the Company and its Subsidiaries and any of its employees subject to a collective bargaining agreement or other labor union contract.

(b) Except as provided for in the collective bargaining agreements and labor union contracts set forth on Schedule 2.12, (i) each employee and consultant of the Company and its Subsidiaries is terminable “at will” subject to applicable notice periods as set forth by law or in an employment agreement, but in any event not more than ninety (90) days, and (ii) there are no agreements or understandings between the Company and its Subsidiaries and any of their employees or consultants that their employment or services will be for any particular period. To the Knowledge of the Company none of its officers or key employees intends to terminate his or her employment with the Company or any of its Subsidiaries. The Company and any of its Subsidiaries are in compliance in all material respects and, to the Knowledge of the Company, each of the Company’s and its Subsidiaries’ employees and consultants is in compliance in all material respects, with the terms of the respective employment and consulting agreements between the Company or its Subsidiaries and such individuals. Except as otherwise disclosed in Schedule 2.12, there are not, and there have not been, any oral or informal arrangements, commitments or promises between the Company or its Subsidiaries and any employees or consultants of the Company or its Subsidiaries that have not been documented as part of the formal written agreements between any such individuals and the Company or its Subsidiaries that have been made available to Parent.

(c) The Company and its Subsidiaries are in compliance in all material respects with all Legal Requirements applicable to its employees, respecting employment, employment practices, terms and conditions of employment and wages and hours and is not liable for any arrears of wages or penalties with respect thereto. The Company’s and its Subsidiaries’ obligations to provide statutory severance pay to their employees are fully funded or accrued on the Unaudited Financial Statements and to the Knowledge of the Company there are no circumstances that could give rise to any valid claim by a current or former employee for compensation on termination of employment (beyond the statutory severance pay to which employees are entitled). All amounts that the Company is legally or contractually required either (x) to deduct from its employees’ salaries or to transfer to such employees’ pension or life insurance, incapacity insurance, continuing education fund or other similar funds or (y) to withhold from its employees’ salaries and benefits and to pay to any Governmental Entity as required by applicable Legal Requirements have, in each case, been duly deducted, transferred, withheld and paid, and the Company and its Subsidiaries do not have any outstanding obligation to make any such deduction, transfer, withholding or payment. Except as set forth in Schedule 2.12, there are no pending, or to the Knowledge of the Company, threatened or reasonably anticipated claims or actions against the Company or any of its Subsidiaries by any employee in connection with such employee’s employment or termination of employment by the Company or any of its Subsidiaries.

(d) No employee or former employee of the Company or any of its Subsidiaries is owed any wages, benefits or other compensation for past services (other than wages, benefits and compensation accrued in the ordinary course of business during the current pay period and any accrued benefits for services, which by their terms or under applicable law, are payable in the future, such as accrued vacation, recreation leave and severance pay).

2.13. Restrictions on Business Activities.  Except as disclosed in Schedule 2.13 hereto, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or its Subsidiaries or their assets or to which the Company or its Subsidiaries is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or its Subsidiaries, any acquisition of property by the Company or its Subsidiaries or the conduct of business by the Company or its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

2.14. Title to Property.

(a) All real property owned by the Company and its Subsidiaries is listed on Schedule 2.14(a) hereto. The Company and its Subsidiaries have good, valid and marketable fee simple title to the real property respectively owned by each such entity, and except as set forth in the Audited Financial Statements or on Schedule 2.14(a) hereto, all of such real property is held free and clear of (i) all leases, licenses and other rights to occupy or use such real property and (ii) all Liens, rights of way, easements, restrictions, exceptions, variances, reservations, covenants or other title defects or limitations of any kind, other than Permitted Liens. Schedule 2.14(a) hereto also contains a list of all options or other contracts under which the Company and its Subsidiaries have a right to acquire or the obligation to sell any interest in real property.

(b) Schedule 2.14(b) hereto contains a list of all leases of real property held by the Company and its Subsidiaries. All leases pursuant to which the Company and/or its Subsidiaries lease from others material real property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or its Subsidiaries or, to the Company’s Knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

(c) The Company and its Subsidiaries are in possession of, or have valid and effective rights to, all material properties, assets and rights (including Intellectual Property) required, in all material respects for the effective conduct of its business, as it is currently operated, in the ordinary course, free and clear of all Liens, except for Liens disclosed in the Audited Financial Statements, Permitted Liens or in Schedule 2.14(c) hereto.

2.15. Taxes.  Except as set forth in Schedule 2.15 hereto:

(i) The Company and its Subsidiaries have timely filed all Tax Returns required to be filed by the Company or its Subsidiaries with any Tax authority prior to the date hereof, except such Tax Returns that are not material to the Company or its Subsidiaries. All such Tax Returns are true, correct and complete in all material respects. The Company and its Subsidiaries have paid all Taxes shown to be due and payable on such Tax Returns.

(ii) All Taxes that the Company and its Subsidiaries are required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(iii) The Company and its Subsidiaries have not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company or its Subsidiaries, nor have the Company or its Subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax. The

Company and its Subsidiaries have complied with all Legal Requirements with respect to payments made to third parties and the withholding of any payment of withheld Taxes and has timely withheld from employee wages and other payments and timely paid over in full to the proper taxing authorities all amounts required to be so withheld and paid over for all periods.

(iv) To the Knowledge of the Company, no audit or other examination of any Tax Return of the Company and its Subsidiaries by any Tax authority is presently in progress, nor has the Company or any Subsidiary been notified of any request for such an audit or other examination.

(v) No adjustment relating to any Tax Returns filed by the Company or any Subsidiary has been proposed in writing, formally or informally, by any Tax authority to the Company or any Subsidiary or any representative thereof.

(vi) The Company and its Subsidiaries have no liability for any unpaid Taxes which have not been accrued for or reserved on the Company’s balance sheets included in the Audited Financial Statements or the Unaudited Financial Statements, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business.

2.16. Environmental Matters.

(a) Except as disclosed in Schedule 2.16(a) hereto and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole: (i) the Company and/or its Subsidiaries have complied with all applicable Environmental Laws for the past five (5) years; (ii) the properties currently operated or being constructed by the Company or its Subsidiaries (including soils, groundwater, surface water, air, buildings or other structures), including properties owned or leased by third parties upon which the Company and/or its Subsidiaries have performed or are performing services or other operations, are not contaminated with any Hazardous Substances as a result of the actions or omissions of the Company and its Subsidiaries; (iii) the properties formerly owned, operated or constructed by the Company and/or its Subsidiaries, including properties owned or leased by third parties upon which the Company and/or its Subsidiaries performed services or other operations, were not contaminated with Hazardous Substances by the Company and/or its Subsidiaries during the period of ownership, operation or construction by the Company or its Subsidiaries or, to the Company’s Knowledge, during any prior period; (iv) the Company and/or its Subsidiaries are not subject to liability for any Hazardous Substance disposal or contamination on any third party or public property (whether above, on or below ground or in the atmosphere or water); (vi) neither the Company nor its Subsidiaries have received any notice, demand, letter, claim or request for information alleging that the Company and/or its Subsidiaries may be in violation of or liable under any Environmental Law; and (vii) the Company and/or its Subsidiaries are not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

(b) Schedule 2.16(b) sets forth all environmental studies and investigations completed within the last five (5) years or in process with respect to the Company and/or its Subsidiaries or their respective properties, assets or operation. All such written reports and material documentation relating to any such study or investigation have been made available to Parent.

2.17. Brokers; Third Party Expenses.  Except as set forth in Schedule 2.17 hereto, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage fees, investment banking fees, finders’ fees, agent’s commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby. Except as disclosed in Schedule 2.17 hereto or as contemplated by this Agreement, no ordinary shares, options, warrants or other securities are payable to any third party as a result of this Merger pursuant to any agreement which the Company, or any shareholder of the Company, is a party.

2.18. Intellectual Property.

(a) Schedule 2.18 hereto contains a description of all material Registered Intellectual Property of the Company and its Subsidiaries.

(b) Except as disclosed in Schedule 2.18 hereto, no Company Intellectual Property is subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation restricting in any manner the use, transfer or licensing thereof by the Company or any of its Subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property, which in any such case could reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

(c) Except as disclosed in Schedule 2.18 hereto, the Company and its Subsidiaries own and have good and exclusive title to each material item of Company Intellectual Property owned by them free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted by it in the ordinary course of business and Permitted Liens); and the Company and its Subsidiaries are the exclusive owners of all material registered Trademarks and Copyrights used in connection with the operation or conduct of the business of the Company and its Subsidiaries including the sale of any products or the provision of any services by the Company and its Subsidiaries.

(d) The operation of the business of the Company and its Subsidiaries as such business currently is conducted, including the Company’s and its Subsidiaries’ use of any product, device or process, does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction in any material respect and the Company and its Subsidiaries have not received any claims or to the Knowledge of the Company, threats from third parties alleging any such infringement, misappropriation or unfair competition or trade practices.

2.19. Agreements, Contracts and Commitments.

(a) Schedule 2.19 hereto sets forth a complete and accurate list of the following Contracts to which the Company or any of its Subsidiaries is a party or by which any of them is bound (each, a “Material Company Contract” and collectively, the “Material Company Contracts”):

(i) any Contract providing for payments (present or future) to the Company or any of its Subsidiaries in excess of $1,000,000 in the aggregate;

(ii) any Contract under or in respect of which the Company or any of its Subsidiaries presently have any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $500,000 in the aggregate;

(iii) any Contract for or relating to any borrowing of money by or from the Company or any of its Subsidiaries and by or to any officer, director, employee or shareholder of the Company or any of its Subsidiaries (“Insider”);

(iv) any Contract for or relating to any borrowing of money from an Insider by the Company;

(v) any guaranty, direct or indirect, by the Company, a Subsidiary or any Insider of the Company of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

(vi) any Contract of employment or management;

(vii) any Contract made other than in the ordinary course of business or (x) providing for the grant of any preferential rights to purchase or lease any asset of the Company or any of its Subsidiaries or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of the Company or any of its Subsidiaries;

(viii) any Contract providing for the obligation to register any share capital or other securities of the Company or any of its Subsidiaries with any Governmental Entity;

(ix) any Contract providing for the obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or shares of other Persons;

(x) any collective bargaining agreement with any labor union;

(xi) any lease or similar arrangement for the use by the Company or any of its Subsidiaries of real property or personal property where the annual lease payments are greater than $100,000 (other than any lease of vehicles, office equipment or operating equipment made in the ordinary course of business);

(xii) any Contract granting or purporting to grant, or otherwise in any way relating to, any mineral rights or any other interest (including, without limitation, a leasehold interest) in real property; and

(xiii) any Contract to which any Insider of the Company or any of its Subsidiaries, or any entity owned or controlled by an Insider, is a party.

(b) Each Material Company Contract was entered into in the ordinary course, is in full force and effect and, to the Company’s Knowledge, is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by principles governing the availability of equitable remedies. True, correct and complete copies of all Material Company Contracts (or written summaries in the case of oral Material Company Contracts) have been made available to Parent or Parent’s counsel.

(c) Except as set forth in Schedule 2.19, neither the Company nor, to the best of the Company’s Knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Material Company Contract, and no party to any Material Company Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

2.20. Insurance.  Schedule 2.20 sets forth the Company’s and its Subsidiaries’ insurance policies and fidelity and surety bonds covering the assets, business, equipment, properties, operations, employees, officers and directors (collectively, the “Insurance Policies”). The insurances provided by such Insurance Policies are adequate in amount and scope for the Company’s and its Subsidiaries’ business and operations, including any insurance required to be maintained by Company Contracts.

2.21. Governmental Actions/Filings.  The Company and its Subsidiaries have been granted and hold, and have made, all Governmental Actions/Filings necessary to the conduct by the Company and its Subsidiaries of their business (as presently conducted and as presently proposed to be conducted) or used or held for use by the Company and its Subsidiaries except for any thereof that if not granted, held or made, would not have, individually or in the aggregate, a Material Adverse Effect upon the Company and its Subsidiaries taken as a whole. Each such Governmental Action/Filing is in full force and effect and will be renewed in the ordinary course of the Company’s business and the Company and its Subsidiaries are in substantial compliance with all of their obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon the Company or any of its Subsidiaries taken as a whole. No Governmental Action/Filing is necessary to be obtained, secured or made by the Company or any of its Subsidiaries to enable any of them to continue to conduct its business and operations and use its properties after the Closing in a manner that is consistent with current practice except for any of such that, if not obtained, secured or made, would not, either individually or in the aggregate, have a Material Adverse Effect upon the Company or any of its Subsidiaries taken as a whole.

2.22. Affiliate Transactions.  Except as set forth in Schedule 2.22 hereto, to the Knowledge of the Company, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or any of its Subsidiaries, (iii) for other employee benefits made generally available to all employees or (iv) with respect to any Person’s ownership of membership interests, share capital or other securities of the Company or any of its Subsidiaries or such Person’s employment with the Company or any of its Subsidiaries, there are no Contracts under which there are any material existing or future liabilities or obligations between the Company or any of its Subsidiaries, on the one hand, and, on the other hand, any present or former Insider of either the Company or any of its Subsidiaries or a member of his or her immediate family (each a “Company Affiliate Transaction”).

2.23. Board Approval.  The board of directors of the Company (including any required committee or subgroup thereof) has, as of the date of this Agreement, duly approved this Agreement and the transactions contemplated hereby.

2.24. No Illegal or Improper Transactions.  Since January 1, 2008, neither the Company nor any of its Subsidiaries nor any officer, director, employee, agent or Affiliate of the Company or its Subsidiaries on its behalf has offered, paid or agreed to pay to any person or entity (including any governmental official) or solicited, received or agreed to receive from any such person or entity, directly or indirectly, any money or anything of value for the purpose or with the intent of (a) obtaining or maintaining business for the Company or any of its Subsidiaries, (b) facilitating the purchase or sale of any product or service, or (c) avoiding the imposition of any fine or penalty, in any manner which is in violation of Applicable Law, the effect of which, individually or in the aggregate, would reasonably be expected have a Material Adverse Effect upon the Company or any of its Subsidiaries taken as a whole. To the Company’s Knowledge, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any Applicable Law by the Company or its Subsidiaries.

2.25. United States Assets and Sales.  The Company (including all entities controlled by it) does not hold assets located in the United States having an aggregate total value in excess of $70.9 million and, in the fiscal year ended December 31, 2012, did not make sales in or into the United States of over $70.9 million.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Subject to the exceptions set forth in Schedule 3 attached hereto (the “Parent Disclosure Schedule”), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

3.1. Organization and Qualification.

(a) Parent is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Parent is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by Parent to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent. Complete and correct copies of the Charter Documents of Parent, as amended and currently in effect, have been heretofore delivered to the Company or the Company’s counsel. Parent is not in violation of any of the provisions of Parent’s Charter Documents.

(b) Parent is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

3.2. Subsidiaries and Other Interests.

(a) Parent has no subsidiaries, except for Merger Sub. Except for Merger Sub, Parent does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or have any agreement or commitment to purchase any such interest, and Parent has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Except for Merger Sub, Parent does not own directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity (other than investments in short term investment securities).

(c) Merger Sub is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Merger Sub to be conducted. Merger Sub is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by Merger Sub to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Merger Sub. Complete and correct copies of the Charter Documents of the Merger Sub, as amended and currently in effect, have been heretofore delivered to the Company or the Company’s counsel. Merger Sub is not in violation of any of the provisions of its Charter Documents.

(d) Merger Sub is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Merger Sub. Each jurisdiction in which each the Merger Sub is so qualified or licensed is listed in Schedule 3.2.

(e) Merger Sub does not have any assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever, except for such obligations as are imposed under this Agreement.

3.3. Capitalization.

(a) As of the date of this Agreement, the authorized share capital of Parent consists of 100,000,000 Parent Ordinary Shares and 1,000,000 preferred shares, par value $0.0001 per share (“Parent Preferred Shares”), of which 5,250,000 Parent Ordinary Shares and no Parent Preferred Shares are issued and outstanding. Except as set forth in Schedule 3.3(a), all of such securities are validly issued, fully paid and nonassessable and free of preemptive rights or rights of first refusal created by statute, the Charter Documents of Parent or any agreement to which Parent is a party or by which it is bound, and free of any Liens other than Permitted Liens or under applicable federal or state securities or “blue sky” laws. Except as set forth in Schedule 3.3(a), Parent has no outstanding bonds, debentures, notes or other obligations the holders of which have or upon the happening of certain events would have the right to vote (or which are convertible into or exercisable or exchangeable for securities having the right to vote) with the shareholders of Parent on any matter.

(b) Except as set forth in Schedule 3.3(b), there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements, share appreciation rights or similar derivative securities or instruments or commitments which obligate Parent to issue, transfer or sell any Parent Ordinary Shares or Parent Preferred Shares or make any payments in lieu thereof. Other than as set forth in Schedule 3.3(b), there are no agreements or understandings to which Parent is a party with respect to the voting of any Parent Ordinary Shares or Parent Preferred Shares or which restrict the transfer of any such shares, nor does Parent have Knowledge of any such agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Other than as set forth in Schedule 3.3(b), there are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any Parent Ordinary Shares or any other securities of Parent. Other than as set forth in Schedule 3.3(b), no Parent Ordinary Shares or Parent Preferred Shares are reserved for issuance upon the exercise of outstanding options to purchase Parent Ordinary Shares or Parent Preferred Shares granted to employees of Parent or other parties (“Parent Options”) and there are no outstanding Parent Options. Other than as set forth in Schedule 3.3(b), no Parent Ordinary Shares or Parent Preferred Shares are reserved for issuance upon the exercise of outstanding warrants to purchase Parent Ordinary Shares or Parent Preferred Shares (“Parent Warrants”). Other than as set forth in Schedule 3.3(b), no Parent Ordinary Shares or Parent Preferred Shares are reserved for issuance upon the conversion of the Parent Preferred Shares or any outstanding convertible notes, debentures or securities (“Parent Convertible Securities”). All Parent Ordinary Shares and Parent Preferred Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. All outstanding Parent Ordinary Shares and all outstanding Parent Warrants have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Parent Contracts. Parent has heretofore delivered to the Company true, complete and accurate copies of the Parent Warrants, including any and all documents and agreements relating thereto.

(c) The Parent Ordinary Shares to be issued by Parent in connection with the Merger, upon issuance in accordance with the terms of this Agreement, will be duly authorized and validly issued and such Parent Ordinary Shares will be fully paid and nonassessable.

(d) Except as set forth in Schedule 3.3(d), there are no registrations rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreements or understandings to which Parent is a party or by which Parent is bound with respect to any security of any class of Parent.

(e) Except as provided for in this Agreement or as set forth in Schedule 3.3(e), as a result of the consummation of the transactions contemplated hereby, no share capital, warrants, options or other securities of Parent are issuable and no rights in connection with any shares, warrants, options or other securities of Parent accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(f) The authorized and outstanding share capital of the Merger Sub is 100 ordinary shares, par value $0.0001 per share. Parent owns all of the outstanding equity securities of Merger Sub, free and clear of all Liens.

3.4. Authority Relative to this Agreement.  Each of Parent and Merger Sub has full corporate power and authority to: (i) execute, deliver and perform this Agreement, and each ancillary document that Parent or Merger Sub has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out Parent’s and Merger Sub’s obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub (including the approval by their respective Board of Directors), and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the Parent Shareholder Approval. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.5. No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of this Agreement by Parent and Merger Sub shall not: (i) conflict with or violate Parent’s or Merger Sub’s Charter Documents, (ii) conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Parent’s or Merger Sub’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent pursuant to, any Parent Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Parent.

(b) The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of it hereunder will not, require any Approval of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Parent or Merger Sub is qualified to do business, (ii) the qualification of Parent or Merger Sub as a foreign corporation in those jurisdictions in which the business of the Company makes such qualification necessary, and (iii) where the failure to obtain such Approval, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

3.6. Compliance.  Each of Parent and Merger Sub has complied with, and is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent. The business and activities of Parent and Merger Sub have not been and are not being conducted in violation of any Legal Requirements. Neither Parent nor Merger Sub is in default or violation of any term, condition or provision of any applicable Charter Documents. No written notice of non-compliance with any Legal Requirements has been received by Parent or Merger Sub.

3.7. SEC Filings; Financial Statements.

(a) Parent has made available to the Company a correct and complete copy of each report, registration statement and definitive proxy statement filed by Parent with the SEC (the “Parent SEC Reports”), which are all the forms, reports and documents required to be filed by Parent with the SEC prior to the date of this Agreement. All Parent SEC Reports required to be filed by Parent with the SEC prior to the date of this Agreement were filed in a timely manner. As of their respective dates the Parent SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, Parent makes no representation or warranty whatsoever concerning any Parent SEC Report as of any time other than the date or period with respect to which it was filed. The certifications and statements required by (A) Rule 13a-14 or 15d-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents are accurate and complete and comply as to form and content with all applicable laws or rules of applicable governmental and regulatory authorities in all material respects. Parent has also made available to the Company and its shareholders a correct and complete copy of all such certifications and statements and any correspondence from or to the SEC or the NASDAQ Stock Market, Inc. As used in this Section 3.7, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b) Except as set forth in Schedule 3.7(b), each set of financial statements (including, in each case, any related notes thereto) contained in Parent SEC Reports, including each Parent SEC Report filed after the date hereof until the Closing, complied or will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents or will fairly present in all material respects the financial position of Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Parent taken as a whole.

(c) Parent maintains disclosure controls and procedures that satisfy the requirements of Rule 13a-15 under the Exchange Act, and such disclosure controls and procedures are designed to ensure that all material information concerning Parent is made known on a timely basis to the individuals responsible for the preparation of Parent’s filings with the SEC and other public disclosure documents.

(d) To the Knowledge of Parent, Parent’s auditor has at all required times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) “independent” with respect to Parent within the meaning of Regulation S-X under the Exchange Act; and (iii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

3.8. No Undisclosed Liabilities.  Neither Parent nor Merger Sub has any liabilities of any nature, except for (i) liabilities incurred in connection with the transactions contemplated by this Agreement and (ii) liabilities that would not reasonably be expected to have a material impact on Parent or Merger Sub. Neither Parent nor Merger Sub is or has been a party to any securitization transactions or “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act).

3.9. Absence of Certain Changes or Events.  Except as set forth in Schedule 3.9 hereto, since the date of Parent’s incorporation: (i) there has not been any Material Adverse Effect on Parent or Merger Sub, (ii) each of Parent and Merger Sub has conducted its business only in the ordinary course of business consistent with past practice or (iii) there has not been any circumstance, action or activity which, if taken by Parent or Merger Sub after the date hereof, would require the consent of the Company under Section 4.3.

3.10. Litigation.  There are no claims, suits, actions or proceedings pending or to Parent’s Knowledge, threatened against Parent or Merger Sub, before any Governmental Entity.

3.11. Employee Benefit Plans.  Except as may be contemplated by the Parent Plan, Parent does not maintain, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any shareholder, director or employee of Parent or Merger Sub, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

3.12. Labor Matters.  Other than the current and former officers of Parent and Merger Sub set forth on Schedule 3.12 hereto, neither Parent nor Merger Sub has ever had any employees. Neither Parent nor Merger Sub is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Parent or Merger Sub and neither Parent nor Merger Sub knows of any activities or proceedings of any labor union to organize any such employees.

3.13. Business Activities.  Since its organization, neither Parent nor Merger Sub has conducted any business activities other than activities directed toward the accomplishment of a business combination. Except as set forth in the Parent Charter Documents, there is no agreement, commitment, judgment, injunction, order or decree binding upon Parent or Merger Sub or to which Parent or Merger Sub is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or Merger Sub, any acquisition of property by Parent or Merger Sub or the conduct of business by Parent or Merger Sub as currently conducted, other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have, a Material Adverse Effect on Parent or Merger Sub.

3.14. Title to Property.  Neither Parent nor Merger Sub owns or leases any real property or personal property. Except as set forth in Schedule 3.14, there are no options or other contracts under which Parent or Merger Sub has a right or obligation to acquire or lease any interest in real property or personal property.

3.15. Taxes.  Except as set forth in Schedule 3.15 hereto:

(a) Each of Parent and Merger Sub has timely filed all Tax Returns required to be filed by Parent and Merger Sub with any Tax authority prior to the date hereof, except such Tax Returns which are not material to Parent or Merger Sub. All such Tax Returns are true, correct and complete in all material respects. Each of Parent and Merger Sub has paid or accrued for in Parent’s or Merger Sub’s books and records of account all Taxes shown to be due on such Tax Returns.

(b) All Taxes that Parent or Merger Sub is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(c) Neither Parent nor Merger Sub has been delinquent in the payment of any material Tax that has not been accrued for in Parent’s or Merger Sub’s books and records of account for the period for which such Tax relates nor is there any material Tax deficiency outstanding, proposed or assessed against Parent or Merger Sub, nor has Parent or Merger Sub executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d) No audit or other examination of any Tax Return of Parent or Merger Sub by any Tax authority is presently in progress, nor has Parent or Merger Sub been notified of any request for such an audit or other examination.

(e) No adjustment relating to any Tax Returns filed by Parent or Merger Sub has been proposed in writing, formally or informally, by any Tax authority to Parent, Merger Sub or any representative thereof.

(f) Neither Parent nor Merger Sub has any liability for any unpaid Taxes which have not been accrued for or reserved on Parent’s or Merger Sub’s balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Parent or Merger Sub in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent or Merger Sub.

3.16. Environmental Matters.  Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on Parent or Merger Sub, each of Parent and Merger Sub has complied with all applicable Environmental Laws; (ii) neither Parent nor Merger Sub is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) neither Parent nor Merger Sub has been associated with any release or threat of release of any Hazardous Substance; (iv) neither Parent nor Merger Sub has received any notice, demand, letter, claim or request for information alleging that Parent or Merger Sub may be in violation of or liable under any Environmental Law; and (v) neither Parent nor Merger Sub is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

3.17. Brokers.  Except as set forth in Schedule 3.17, neither Parent nor Merger Sub has incurred, nor will it incur, directly or indirectly, any liability for brokerage fees, investment banking fees, finders’ fees or agent’s commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. Except as disclosed in Schedule 3.17 hereto, no ordinary shares, options, warrants or other securities of Parent are payable to any third party by Parent as a result of this Merger.

3.18. Intellectual Property.  Neither Parent nor Merger Sub owns, licenses or otherwise has any right, title or interest in any Intellectual Property.

3.19. Agreements, Contracts and Commitments.

(a) Except as set forth in Schedule 3.19, other than confidentiality and non-disclosure agreements, there are no Contracts to which either Parent or Merger Sub is a party (“Parent Contracts”).

(b) Each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Parent Contracts (or written summaries in the case of oral Parent Contracts) have been made available to the Company or the Company’s counsel.

(c) Neither Parent nor Merger Sub, nor, to the Knowledge of Parent, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event.

3.20. Insurance.  Except for directors’ and officers’ liability insurance, neither Parent nor Merger Sub maintains any Insurance Policies.

3.21. Affiliate Transactions.  Except as set forth in Schedule 3.21 hereto, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Parent or Merger Sub, (iii) for other employee benefits made generally available to all employees or (iv) with respect to any Person’s ownership of membership interests, share capital or other securities of Parent or Merger Sub or such Person’s employment with Parent or Merger Sub, there are no Contracts under which there are any material existing or future liabilities or obligations between Parent or Merger Sub, on the one hand, and, on the other hand, any present or former Insider of either Parent or Merger Sub or a member of his or her immediate family (each a “Parent Affiliate Transaction”).

3.22. Indebtedness.  Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, Parent has no indebtedness for borrowed money.

3.23. Listing of Securities.  Parent Ordinary Shares and Parent Warrants are listed for trading on the Nasdaq Capital Market (“Nasdaq”). Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, there is no action or proceeding pending or, to Parent's Knowledge, threatened against Parent by Nasdaq with respect to any intention by such entity to prohibit or terminate the listing of Parent Ordinary Shares or Parent Warrants on Nasdaq.

3.24. Board Approval.  The Board of Directors of Parent (including any required committee or subgroup of the Board of Directors of Parent) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Merger and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is in the best interests of the shareholders of Parent, and (iii) determined that the fair market value of the Company is equal to at least 80% of the balance in the Trust Fund.

3.25. Trust Fund.  As of the date hereof, Parent has and will have no less than $42,700,000 invested in United States treasuries having a maturity of 180 days or less in a trust account administered by Continental (the “Trust Fund”).

3.26. Governmental Filings.  Except as set forth in Schedule 3.26, each of Parent and Merger Sub has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by Parent and Merger Sub of its business (as presently conducted) or used or held for use by Parent and Merger Sub, and true, complete and correct copies of which have heretofore been delivered to the Company. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 3.26, will not expire prior to February 28, 2014, and each of Parent and Merger Sub is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon Parent or Merger Sub.

3.27. Investment Company Act.  Parent is not an “investment company” or a person directly or indirectly “controlled” by or acting on behalf of an “investment company,” in each case within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE IV.
CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1. Conduct of Business.  Except as set forth in Schedule 4.1 hereto, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, its Subsidiaries, and Parent and Merger Sub shall, except to the extent that the other party shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not have a Material Adverse Effect), pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve substantially intact its present business organization and (ii) preserve its relationships with material customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings. In addition, except as required or permitted by the terms of this Agreement or set forth in Schedule 4.1 hereto, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, its Subsidiaries and Parent and Merger Sub shall not do any of the following:

4.2. Company Negative Covenants.  Without limiting the generality of Section 4.1, during the period from the date of this Agreement and continuing until the earlier of (x) the termination of this Agreement and (y) the Closing Date, except (i) as expressly required or permitted by the terms of this Agreement or any ancillary document executed or delivered pursuant to this Agreement, (ii) as set forth in Schedule 4.2 hereto or (iii) to the extent required by applicable law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent, do any of the following:

(a) Waive any share repurchase rights, accelerate, amend or change the period of exercisability of options or restricted share capital, reprice options granted under any employee, consultant, director or other share plans or authorize cash payments in exchange for any options granted under any of such plans;

(b) Materially increase the compensation or benefits payable to, or to become payable to, any officer or employee, or pay any material amounts or benefits (including severance) to, or materially increase the salaries or wage rates or fringe benefits payable to, its directors, officers, employees or consultants, in each case except (i) to the extent required by any Plan existing on the date hereof, (ii) in the ordinary course of business consistent with past practice or (iii) pursuant to written agreements or policies existing on the date hereof;

(c) Transfer or license to any Person or otherwise extend, amend or modify any material rights to any Intellectual Property of the Company or its Subsidiaries, or enter into grants to transfer or license to any Person material future patent rights, other than in the ordinary course of business consistent with past practices;

(d) Declare, set aside or pay any dividend on or make any other distribution (whether in cash, share capital, equity securities or property) with respect to any share capital or split, combine or reclassify any share capital or issue or authorize the issuance of any other securities with respect to, in lieu of or in substitution for any share capital, other than with respect to such items declared, set aside or paid or made by Subsidiaries of the Company to other wholly-owned Subsidiaries of the Company or the Company;

(e) Purchase, redeem or otherwise acquire, directly or indirectly, any share capital of the Company or its Subsidiaries, other than repurchases of Company Ordinary Shares or Company Options from employees to former employees;

(f) Issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any share capital or any securities convertible into or exchangeable for share capital, or subscriptions, rights, warrants or options to acquire any share capital or any securities convertible into or exchangeable for share capital, or enter into other agreements obligating it to issue any such shares or convertible or exchangeable securities;

(g) Amend its Charter Documents;

(h) Create any subsidiary or acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict the Company’s or any of its Subsidiaries’ ability to compete or to offer or sell any products or services;

(i) Sell, lease, license, encumber or otherwise dispose of any material properties or assets, except (A) sales of inventory, property, plant and equipment or other assets in the ordinary course of business consistent with past practice, and (B) the sale, lease, license or disposition of property or assets that are not material, individually or in the aggregate, to the business of the Company and its Subsidiaries;

(j) Incur any Indebtedness, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company or its Subsidiaries, or enter into any “keep well” or other agreement to maintain any financial statement condition;

(k) Waive the benefits of, agree to modify in any manner, terminate, release any Person from or knowingly fail to enforce any confidentiality or similar agreement to which the Company or its Subsidiaries is a party or of which the Company or its Subsidiaries is a beneficiary;

(l) Modify, amend or terminate any Material Company Contract other than in an immaterial manner, or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(m) Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

(n) Incur or enter into any agreement, contract or commitment requiring the Company or its Subsidiaries to pay in excess of $1,000,000 in any 12 month period;

(o) Make any material change to its method of accounting for Tax purposes except as required by applicable law or in compliance with U.S. GAAP;

(p) Permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such Plans;

(q) Make capital expenditures in excess of $1,000,000 in the aggregate;

(r) Make or omit to take any action which would be reasonably anticipated to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole;

(s) Enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, shareholders or other Affiliates other than the payment of salary and benefits in the ordinary course of business consistent with prior practice;

(t) Engage in any Company Affiliate Transaction; and

(u) Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.2(a) through Section 4.2(t) above.

4.3. Parent Negative Covenants.  Without limiting the generality of Section 4.1, during the period from the date of this Agreement and continuing until the earlier of (x) the termination of this Agreement and (y) the Closing Date, except (i) as expressly required or permitted by the terms of this Agreement or any ancillary document executed or delivered pursuant to this Agreement, (ii) as set forth in Schedule 4.3 hereto or (iii) to the extent required by applicable law, Parent shall not, nor shall it permit any of its subsidiaries to, without the prior written consent of the Company, do any of the following:

(a) Waive any share repurchase rights, accelerate, amend or change the period of exercisability of options or restricted share capital, or reprice options granted under any employee, consultant, director or other share plans or authorize cash payments in exchange for any options granted under any of such plans;

(b) Materially increase the compensation or benefits payable to, or to become payable to, any officer or employee, or pay any material amounts or benefits (including severance) to, or materially increase the salaries or wage rates or fringe benefits payable to, its directors, officers, employees or consultants, in each case except (i) to the extent required by any Plan existing on the date hereof, (ii) in the ordinary course of business consistent with past practice or (iii) pursuant to written agreements or policies existing on the date hereof;

(c) Transfer or license to any Person or otherwise extend, amend or modify any material rights to any Intellectual Property of Parent or its subsidiaries, or enter into grants to transfer or license to any Person material future patent rights, other than in the ordinary course of business consistent with past practices;

(d) Declare, set aside or pay any dividend on or make any other distribution (whether in cash, share capital, equity securities or property) with respect to any share capital or split, combine or reclassify any capital shares or issue or authorize the issuance of any other securities with respect to, in lieu of or in substitution for any share capital;

(e) Purchase, redeem or otherwise acquire, directly or indirectly, any share capital or other securities of Parent and any of its subsidiaries;

(f) Issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any share capital or any securities convertible into or exchangeable for share capital, or subscriptions, rights, warrants or options to acquire any share capital or any securities convertible into or exchangeable for share capital, or enter into other agreements obligating it to issue any such shares or convertible or exchangeable securities;

(g) Amend its Charter Documents;

(h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material to the business of Parent and its subsidiaries, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

(i) Sell, lease, license, encumber or otherwise dispose of any properties or assets, except (A) sales of inventory and property, plant and equipment in the ordinary course of business consistent with past practice, and (B) the sale, lease or disposition of property or assets that are not material, individually or in the aggregate, to the business of such party;

(j) Incur any Indebtedness, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Parent or its subsidiaries, or enter into any “keep well” or other agreement to maintain any financial statement condition;

(k) Pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement);

(l) Waive the benefits of, agree to modify in any manner, terminate, release any Person from or knowingly fail to enforce any confidentiality or similar agreement to which Parent or its subsidiaries is a party or of which Parent or its subsidiaries is a beneficiary;

(m) Modify, amend or terminate any Parent Contract, or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(n) Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

(o) Incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $250,000 in any 12 month period;

(p) Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income Tax liability materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice, in each case except as required by applicable law or in compliance with U.S. GAAP;

(q) Form, establish or acquire any subsidiary except as contemplated by this Agreement;

(r) Permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such Plans;

(s) Make capital expenditures in excess of $250,000 in the aggregate;

(t) Make or omit to take any action which would be reasonably anticipated to have a Material Adverse Effect;

(u) Enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, shareholders or other Affiliates other than the payment of salary and benefits in the ordinary course of business consistent with prior practice or advancement or reimbursement of expenses in connection with Parent’s search for a business combination;

(v) Engage in any Parent Affiliate Transaction; and

(w) Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.3(a) through Section 4.3(v) above.

ARTICLE V.
ADDITIONAL AGREEMENTS

5.1. Proxy Statement; Special Meeting.

(a) As soon as is reasonably practicable after receipt by Parent from the Company of all financial and other information relating to the Company as Parent may reasonably request for its preparation, Parent shall prepare proxy materials, with the assistance of the Company and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, for the purpose of soliciting proxies from holders of Parent Ordinary Shares to vote, at a meeting of holders of Parent Ordinary Shares to be called and held for such purpose (the “Special Meeting”), in favor of (A) the adoption of this Agreement and the approval of the Merger (“Parent Shareholder Approval”), (B) amending and restating Parent’s Memorandum and Articles of Association, effective upon the Closing, to be substantially in the form of Exhibit A annexed hereto, providing for, among other things, (I) the change of the name of Parent to “Tecnoglass Inc.;” (II) the existence of Parent to be perpetual; and (III) the removal of various provisions no longer applicable to Parent following consummation of the transactions contemplated herein (the “Charter Amendment”); (C) the adoption of an option plan (the “Parent Plan”); (D) the election to the board of directors of Parent of the individuals identified in the Proxy Statement; (E) the approval of the convertibility of outstanding promissory notes issued to Parent’s Affiliates in connection with loans made by such Affiliates to Parent to satisfy its working capital needs into Parent Warrants; (F) any other proposals Parent and the Company deem necessary or desirable to effectuate the transactions contemplated herein; and (G) an adjournment proposal, if necessary, to adjourn the Special Meeting if, based on the tabulated vote count, Parent is not authorized to proceed with the Merger. Such proxy materials shall be in the form of a proxy statement to be used for the purposes of soliciting such proxies from holders of Parent Ordinary Shares for the matters to be acted upon at the Special Meeting (the “Proxy Statement”). Parent, with the assistance of the Company, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use reasonable best efforts to cause the Proxy Statement to be approved by the SEC for mailing to the holders of Parent Ordinary Shares as promptly as practicable. Parent will advise the Company promptly after it receives notice thereof, of the time when the Proxy Statement has been approved by the SEC or any supplement or amendment has been filed, or the issuance of any stop order, or of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.

(b) As soon as practicable following approval by the SEC, Parent shall distribute the Proxy Statement to the holders of Parent Ordinary Shares and, pursuant thereto, shall call the Special Meeting in accordance with the Companies Law for a date no later than thirty (30) days following the approval of the Proxy Statement by the SEC and, subject to the other provisions of this Agreement, solicit proxies from the holders of Parent Ordinary Shares to vote in favor of the adoption of this Agreement and the approval of the Merger and the other matters presented to the shareholders of Parent for approval or adoption at the Special Meeting, including, without limitation, the matters described in Section 5.1(a).

(c) Parent shall comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the Companies Law in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Special Meeting.

(d) Parent, acting through its board of directors, shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Ordinary Shares vote in favor of the adoption of this Agreement and the approval of the Merger, and shall otherwise use reasonable best efforts to obtain the Parent Shareholder Approval.

(e) No amendment or supplement to the Proxy Statement will be made by Parent without the approval of the Company which shall not be unreasonably withheld and Parent shall promptly transmit any such amendment or supplement to its shareholders, if at any time prior to the Special Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement.

5.2. HSR Act.  Each of the Company and Parent will file any Notification and Report Forms and related material that it may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act in connection with the transactions contemplated hereby, will use its reasonable best efforts to obtain an early termination of the applicable waiting period, and will make any further filings pursuant thereto that may be necessary, proper, or advisable. The parties shall share equally in all expenses necessary in connection with such filings.

5.3. Other Actions.

(a) As promptly as practicable after execution of this Agreement, Parent will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement (“Signing Form 8-K”). Promptly after the execution of this Agreement, Parent and the Company shall also issue a mutually agreeable press release announcing the execution of this Agreement (the “Signing Press Release”).

(b) At least five (5) days prior to Closing, Parent shall prepare together with Company a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to the Merger in any report or form to be filed with the SEC (“Closing Form 8-K”). Prior to Closing, Parent and the Company shall prepare a mutually agreeable press release announcing the consummation of the Merger hereunder (“Closing Press Release”). Concurrently with the Closing, Parent shall distribute the Closing Press Release. Concurrently with the Closing, or as soon as practicable thereafter, Parent shall file the Closing Form 8-K with the SEC.

(c) Parent shall file all such forms, reports and documents required to be filed by Parent with the SEC subsequent to the date of this Agreement through the Closing Date (the “Additional Parent SEC Reports”) and such Additional Parent SEC Reports shall be prepared in accordance and comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder. The Additional Parent SEC Reports will not, at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As used in this Section 5.2, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

5.4. Required Information.

(a) In connection with the preparation of the Signing Form 8-K, the Signing Press Release, the Proxy Statement, the Closing Form 8-K and the Closing Press Release, or any other statement, filing, notice, release or application required to be made by or on behalf of Parent and/or the Company to any Governmental Entity in connection with the Merger and the other transactions contemplated hereby (each, a “Reviewable Document”), and for such other reasonable purposes, the Company and Parent each shall, upon request by the other, promptly furnish the other with all information concerning themselves, their respective directors, officers, shareholders and Affiliates and such other matters as may be reasonably necessary or advisable in connection with the Merger and the preparation of such document. Each party represents and warrants to the others that all such information shall be true and correct in all material respects as of the date of filing, issuance or other submission or public disclosure of such document and the Closing Date and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (provided that each party shall not be responsible for the accuracy or completeness of any information relating to the other party or any other information furnished by the other party for inclusion in any such document).

(b) At a reasonable time prior to the filing, issuance or other submission or public disclosure of a Reviewable Document by either Parent or the Company, the other party shall be given an opportunity to review and comment upon such Reviewable Document and give its consent to the form thereof, such consent not to be unreasonably withheld, provided that a party may file, issue or otherwise submit a Reviewable Document without the consent of the other party if it is advised by counsel that such Reviewable Document must be filed, issued or submitted in the form objected to by the other party so that the filing, issuing or submitting party is in compliance with Applicable Law.

(c) Any language included in a Reviewable Document that reflects the comments of the reviewing party, as well as any text as to which the reviewing party has not commented upon after being given a reasonable opportunity to comment, shall be deemed to have been approved by the reviewing party and may henceforth be used by the other party in other Reviewable Documents and in other documents distributed by the other party in connection with the transactions contemplated by this Agreement without further review or consent of the reviewing party.

(d) Prior to the Effective Time (i) the Company and Parent shall notify each other as promptly as reasonably practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or supplement to, a Reviewable Document that has been filed with the SEC, and (ii) the Company and Parent shall each notify the other as promptly as practicable after the receipt by it of any written or oral comments of the SEC on, or of any written or oral request by the SEC for amendments or supplements to, any such Reviewable Document, and shall promptly supply the other with copies of all correspondence between it or any of its representatives and the SEC with respect to any of the foregoing filings. All correspondence and communications to the SEC made by the Company or Parent with respect to the transactions contemplated by this Agreement or any agreement ancillary hereto shall be considered to be Reviewable Documents subject to the provisions of this Section 5.4.

5.5. Confidentiality; Access to Information.

(a) Confidentiality.  Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; (iv) disclosure required by law, regulation or stock exchange rule; or (v) disclosure consented to by the other party. In the event this Agreement is terminated as provided in Article VIII hereof, each party will destroy or return or cause to be destroyed or returned to the other all documents and other material obtained from the other in connection with the Merger contemplated hereby.

(b) Access to Information.

(i) The Company will afford Parent and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel of the Company, as Parent may reasonably request. No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.5 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

(ii) Parent will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Parent and Merger Sub during the period prior to the Closing to obtain all information concerning the business, including properties, results of operations and personnel of Parent and Merger Sub, as the Company may reasonably request. No information or knowledge obtained by the Company in any investigation pursuant to this Section 5.5 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

5.6. Commercially Reasonable Efforts.  Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied (but specifically excluding the waiver or compromise of any condition to such party’s obligations under Article VI), (ii) the obtaining of all necessary Approvals from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all Approvals from third parties required as a result of the transactions contemplated in this Agreement, including the consents referred to in Schedule 2.5 of the Company Schedule, (iv) providing suitably knowledgeable directors, officers, employees and other Persons to attend “road shows” that are to be presented to Parent’s security holders, (v) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (vi) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Parent and its board of directors and the Company and its board of directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable efforts to enable the Merger and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent or the Company to agree to any divestiture by itself or any of its Affiliates of capital shares or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and shares.

5.7. No Parent Ordinary Shares Transactions.  Neither the Company nor its Affiliates shall, directly or indirectly, engage in any transactions involving the securities of Parent prior to the time of the making of a public announcement of the transactions contemplated by this Agreement. The Company shall use commercially reasonable efforts to require each of its officers, directors, employees and agents to comply with the foregoing requirement.

5.8. No Claim Against Trust Fund.  Notwithstanding anything else in this Agreement, the Company acknowledges that it has read Parent’s final prospectus dated March 16, 2012 and understands that Parent has established the Trust Fund for the benefit of Parent’s public shareholders and that Parent may disburse monies from the Trust Fund only (a) to Parent’s public shareholders in the event they elect to convert their shares into cash in accordance with Parent’s Charter Documents and/or the liquidation of Parent, (b) to Parent after, or concurrently with, the consummation of a business combination, and (c) to Parent in limited amounts for its working capital requirements and tax obligations. The Company further acknowledges that, if the transactions contemplated by this Agreement, or, upon termination of this Agreement, another business combination, are not consummated by December 16, 2013, Parent will be obligated to return to its shareholders the amounts being held in the Trust Fund. Accordingly, the Company, for itself and its Subsidiaries, directors, officers, employees, shareholders and Affiliates, hereby waives all rights, title, interest or claim of any kind against Parent to collect from the Trust Fund any monies that may be owed to them by Parent for any reason whatsoever, including but not limited to a breach of this Agreement by Parent or any negotiations, contracts, agreements or understandings with Parent, and will not seek recourse against the Trust Fund at any time for any reason whatsoever; provided, however, that, nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against Parent for legal relief against monies or other assets held outside the Trust Fund or for specific performance or other equitable relief in connection with the consummation of the transactions contemplated by this Agreement (including a claim for Parent to specifically perform its obligations under this Agreement). This paragraph will survive the termination of this Agreement for any reason.

5.9. Disclosure of Certain Matters.  Each of Parent, Merger Sub and the Company will provide the other parties with prompt written notice of any event, development or condition that (a) would cause any of such party’s representations and warranties to become untrue or misleading or which may affect its ability to consummate the transactions contemplated by this Agreement, (b) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (c) gives such party any reason to believe that any of the conditions set forth in Article VI will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of the Company, or (e) would require any amendment or supplement to the Proxy Statement/Information Statement.

5.10. Securities Listing.  Parent shall use commercially reasonable best efforts to obtain the listing for trading on the New York Stock Exchange or Nasdaq of the Parent Ordinary Shares and Parent Warrants.

5.11. Further Actions.  Each of the parties shall use its commercially reasonable efforts to take such actions as are necessary to fulfill its obligations under this Agreement and to enable the other to fulfill its obligations hereunder.

5.12. No Solicitation.  The Company will not, and will cause its respective Affiliates, employees, agents and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than Parent and its designees) concerning any merger, sale of ownership interests and/or assets of the Company, recapitalization or similar transaction and (ii) each of Parent and Merger Sub will not, and will cause its respective Affiliates, employees, agents and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than the Company and its designees) concerning any merger, purchase of ownership interests and/or assets, recapitalization or similar business combination transaction. In addition, (i) the Company will, and will cause its Affiliates, employees, agents and representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted heretofore with respect to any alternative merger, sale of ownership interests and/or assets of the Company, recapitalization or similar transaction and (ii) each of Parent and Merger Sub will, and will cause its respective Affiliates, employees, agents and representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted heretofore with respect to any alternative merger, purchase of ownership interests and/or assets, recapitalization or similar business combination transaction.

5.13. Liability Insurance.

(a) All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of Parent as provided in the Charter Documents of Parent shall continue in full force and effect in accordance with their terms.

(b) For a period of six (6) years after the Closing Date, each of Parent and the Surviving Corp shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Parent and the Company, respectively (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous), with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c) If Parent or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent assume the obligations set forth in this Section 5.13.

(d) The provisions of this Section 5.13 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of Parent for all periods ending on or before the Closing Date and may not be changed without the consent of the Committee referred to in Section 1.11.

5.14. Insider Loans.  At or prior to Closing, the Company shall (i) cause any loan by the Company to its shareholders to be repaid; (ii) cause any guaranty or similar arrangement pursuant to which the Company has guaranteed the payment or performance of any obligations of such shareholders to a third party to be terminated; and (iii) cause any of its shareholders to cease utilizing the name “Tecnoglass” unless otherwise authorized by the Company and consented to by Parent.

5.15. Access to Financial Information.  The Company will, and will cause its auditors to, (a) continue to provide Parent and its advisors full access to all of the Company’s financial information used in the preparation of its Audited Financial Statements and Unaudited Financial Statements and (b) cooperate fully with any reviews performed by Parent or its advisors of any such financial statements or information.

5.16. Parent Borrowings.  Through the Closing, Parent shall be allowed to borrow funds from its directors, officers, shareholders and/or their respective Affiliates to meet its reasonable capital requirements in an amount not to exceed $225,000, with any such loans to be made only as reasonably required by the operation of Parent in due course on a non-interest bearing basis and repayable at Closing in cash, or solely with the prior written consent of the Company respecting any loans made after the date hereof, convertible at Closing into Parent Warrants in accordance with the terms of the promissory notes issued to evidence the borrowing (it being agreed that the loan made prior to the date hereof in an amount of $100,000 may be convertible at Closing into Parent Warrants without the prior written consent of the Company in accordance with the terms of the promissory note issued to evidence such borrowing). The proceeds of such loans shall not be used for the payment of salaries, bonuses or other compensation to any of Parent’s directors, officers or shareholders.

5.17. Trust Fund Disbursement.  Parent shall cause the Trust Fund to be disbursed to Parent and as otherwise contemplated by this Section 5.17 immediately upon the Closing. All liabilities and obligations of Parent due and owing or incurred at or prior to the Effective Time shall be paid as and when due, including all amounts payable (i) to shareholders who elect to have their shares converted to cash in accordance with the provisions of Parent’s Charter Documents, (ii) for income tax or other tax obligations of Parent prior to Closing, (iii) as repayment of loans and reimbursement of expenses to directors, officers, shareholders of Parent and/or their respective Affiliates, and (iv) to third parties (e.g., professionals, printers, etc.) who have rendered services to Parent in connection with its operations and efforts to effect a business combination, including the Merger.

5.18. Employment Agreements.  As soon as practicable after the execution of this Agreement, the Company shall execute employment agreements reasonably satisfactory to the Company and Parent to be effective upon the Closing with each of the individuals listed in Schedule 6.3(f) (collectively, the “Employment Agreements”).

5.19. Option Plan.  Immediately prior to Closing, Parent will create the Parent Plan for the benefit of employees of Surviving Corp and its Subsidiaries mutually acceptable to Parent and the Company.

5.20. Fiscal Year End.  On or prior to the Closing, Parent shall change its fiscal year end to December 31.

ARTICLE VI.
CONDITIONS TO THE TRANSACTION

6.1. Conditions to Obligations of Each Party to Effect the Merger.  The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a) Parent Shareholder Approval.  The Parent Shareholder Approval and the Charter Amendment each shall have been duly approved and adopted by the shareholders of Parent by the requisite vote under the laws of the Cayman Islands and the Parent Charter Documents.

(b) Parent Ordinary Shares.  Holders of 87.5% or more of the Parent Ordinary Shares issued in Parent’s initial public offering of securities and outstanding immediately before the Closing shall not have exercised their rights to convert their shares into a pro rata share of the Trust Fund in accordance with Parent’s Charter Documents.

(c) No Order.  No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, substantially on the terms contemplated by this Agreement.

6.2. Additional Conditions to Obligations of the Company.  The obligations of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a) Representations and Warranties.  The representations and warranties contained in Article III of this Agreement shall be true and correct (without regard to any materiality or Material Adverse Effect qualifier contained therein), on and as of the date hereof and as of the Closing Date as if made at and as of the Closing Date (except for any representations and warranties made as of a specified date, which shall be so true and correct as of the specified date), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a Material Adverse Effect on Parent and Merger Sub taken as a whole. The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent and Merger Sub by an authorized officer of Parent and Merger Sub (“Parent Closing Certificate”).

(b) Agreements and Covenants.  Parent and Merger Sub shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Parent) does not, or will not, constitute a Material Adverse Effect with respect to Parent or Merger Sub, and the Parent Closing Certificate shall include a provision to such effect.

(c) No Litigation.  No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely or otherwise encumber the title of the Parent Ordinary Shares to be issued by Parent in connection with the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d) Consents.  Parent shall have obtained all Approvals required to be obtained by Parent in connection with the consummation of the transactions contemplated hereby, other than Approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Parent or Merger Sub and the Parent Closing Certificate shall include a provision to such effect.

(e) Material Adverse Effect.  No Material Adverse Effect with respect to Parent shall have occurred since the date of this Agreement and the Parent Closing Certificate shall include a provision to such effect.

(f) SEC Compliance.  Immediately prior to Closing, Parent shall be in compliance with the reporting requirements under the Exchange Act.

(g) Resignations.  The persons listed in Schedule 6.2(g) shall have resigned from all of their positions and offices with Parent.

(h) Available Cash.  After giving effect to the election of shareholders of Parent to have their Parent Ordinary Shares converted to cash in accordance with the provisions of Parent’s Charter Documents and after payment of transaction costs incurred by Parent and the Company not to exceed $5,000,000 in the aggregate, Parent shall have an aggregate of at least $33,500,000 of cash held either in or outside of the Trust Fund and Parent shall have made appropriate arrangements to have such amount disbursed to Parent immediately upon the Closing.

(i) Exchange Agent Agreement.  The Exchange Agent Agreement shall be executed by the parties thereto and delivered to the Company.

(j) Registration Rights Agreement.  The Registration Rights Agreement in the form attached as Exhibit E annexed hereto shall be executed by the parties thereto and delivered to the Company.

(k) Opinion of Counsel.  The Company shall have received from Graubard Miller an opinion of counsel in substantially the form of Exhibit F annexed hereto and from Maples and Calder an opinion of counsel in substantially the form of Exhibit G annexed hereto.

(l) Round Lot Holders.  Parent shall have delivered to the Company shareholder lists evidencing at least 300 Round Lot Holders (as such term is defined in Rule 5005(a)(37) of the Nasdaq Listing Rules) of Parent Ordinary Shares, prior to the redemption of any Parent Ordinary Shares in accordance with Parent’s Charter Documents.

(m) Election of Directors.  The individuals identified in the Proxy Statement shall have been appointed or elected to serve on the board of directors of Parent.

(n) Merger Consideration.  Parent shall have delivered to the Exchange Agent, prior to or at the Closing, certificates representing the Merger Consideration in form and substance reasonably acceptable to the Company.

(o) Secretary’s Certificate.  At or prior to Closing, Parent shall have delivered to the Company a certificate of the Secretary of Parent certifying to (i) the incumbency and specimen signature of each officer of Parent or Merger Sub executing this Agreement and any other document executed on behalf of

Parent or Merger Sub, (ii) the Charter Documents of Parent, (iii) the resolutions of the board of directors of Parent and Merger Sub approving and adopting this Agreement and the transactions contemplated hereby, in each case, which shall not have been modified, revoked or rescinded as of the Closing and (iv) the Parent Shareholder Approval, which shall not have been modified, revoked or rescinded as of the Closing.

(p) Affiliated Transactions.  Parent shall cause all of the Contracts which are required to be set forth in Schedule 3.21 (regardless of whether they are, in fact, so listed) to be terminated at or prior to the Closing, other than those documents set forth on Schedule 6.2(p).

(q) Separation of Parent Units.  At or prior to the Closing, Parent shall cause the public trading of its units to cease and each such unit to be mandatorily separated into its component parts of Parent Ordinary Shares and Parent Warrants.

6.3. Additional Conditions to the Obligations of Parent.  The obligations of Parent to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

(a) Representations and Warranties.  The representations and warranties contained in Article II of this Agreement shall be true and correct (without regard to any materiality or Material Adverse Effect qualifier contained therein), on and as of the date hereof and on and as of the Closing Date as if made at and as of the Closing Date (except for any representations and warranties made as of a specified date, which shall be so true and correct as of the specified date), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of the Company (“Company Closing Certificate”).

(b) Agreements and Covenants.  The Company shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of the Company) does not, or will not, constitute a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, and the Company Closing Certificate shall include a provision to such effect.

(c) No Litigation.  No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely the right of Parent to own, operate or control any of the assets and operations of the Surviving Corp following the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect (other than with respect to this clause (iii), any action, suit or proceeding pending or threatened before any Governmental Entity against Parent).

(d) Consents.  The Company shall have obtained all Approvals required to be obtained by the Company in connection with the consummation of the transactions contemplated hereby, other than Approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

(e) Material Adverse Effect.  No Material Adverse Effect with respect to the Company and its Subsidiaries taken as a whole shall have occurred since the date of this Agreement.

(f) Employment Agreements.  The Employment Agreements between Parent and, separately, each of the Persons listed in Schedule 6.3(f), in form and substance reasonably satisfactory to Parent and the Company, shall be in full force and effect.

(g) Opinion of Counsel.  Parent shall have received from Cayman Island counsel to the Company an opinion of counsel reasonably satisfactory to Parent and an opinion of counsel from Gomez-Pinzon Zuleta Abogados S.A. an opinion of counsel in substantially the form of Exhibit H annexed hereto.

(h) Lock-Up Agreement.  The Lock-Up Agreement in the form of Exhibit D shall be executed by the Company shareholders and delivered to Parent.

(i) Secretary’s Certificate.  At or prior to Closing, the Company shall have delivered to Parent a certificate of the Secretary of the Company certifying to (i) the incumbency and specimen signature of each officer of the Company executing this Agreement and any other document executed on behalf of the Company, (ii) the Charter Documents of the Company, (iii) the resolutions of the board of directors of the Company approving and adopting this Agreement and the transactions contemplated hereby, which shall not have been modified, revoked or rescinded as of the Closing and (iv) the Written Consent, which shall not have been modified, revoked or rescinded as of the Closing.

(j) Derivative Securities.  There shall be outstanding no options, warrants or other derivative securities entitling the holders thereof to acquire Company Ordinary Shares or other securities of the Company.

(k) Affiliated Transactions.  The Company shall cause all of the Contracts which are required to be set forth in Schedule 2.22 (regardless of whether they are, in fact, so listed) to be terminated at or prior to the Closing, other than those documents set forth on Schedule 6.3(k).

(l) Insider Loans; Equity Ownership in Subsidiaries.  (i) All outstanding Indebtedness owed by Insiders to the Company shall have been repaid in full, including the Indebtedness described on Schedule 2.22 (if any); (ii) all outstanding guaranties and similar arrangements pursuant to which the Company has guaranteed the payment or performance of any obligations of any Insider to a third party shall have been terminated; and (iii) no Insider shall own any direct equity interests in any Subsidiary of the Company.

ARTICLE VII.
INDEMNIFICATION

7.1. Indemnification.

(a) Subject to the terms and conditions of this Article VII (including without limitation the limitations set forth in Section 7.4), from and after the Closing, Parent, the Surviving Corp and their respective representatives, successors and permitted assigns (the “Parent Indemnitees”) shall be severally, and not jointly, indemnified, defended and held harmless by those Persons who receive Parent Ordinary Shares from Parent upon consummation of the Merger, but only to the extent of the Escrow Shares, from and against all Losses asserted against, resulting to, imposed upon, or incurred by any Parent Indemnitee by reason of, arising out of or resulting from:

(i) the inaccuracy or breach of any representation or warranty of the Company contained in or made pursuant to this Agreement or any Schedule or certificate delivered by the Company to Parent pursuant to this Agreement with respect hereto or thereto in connection with the Closing;

(ii) the non-fulfillment or breach of any covenant or agreement of the Company contained in this Agreement; and

(iii) for any and all Litigation Damages incurred in connection with the litigation listed in Schedule 2.8.

(b) Subject to the terms and conditions of this Article VII (including without limitation the limitations set forth in Section 7.4), from and after the Closing, Persons who receive Parent Ordinary Shares from Parent upon consummation of the Merger and their respective representatives, successors and permitted assigns (the “Company Indemnitees”) shall be indemnified, defended and held harmless by Parent from and against all Losses asserted against, resulting to, imposed upon, or incurred by any Company Indemnitee by reason of, arising out of or resulting from:

(i) the inaccuracy or breach of any representation or warranty of Parent or Merger Sub contained in or made pursuant to this Agreement or any Schedule or certificate delivered by Parent or Merger Sub to the Company pursuant to this Agreement with respect hereto or thereto in connection with the Closing; and

(ii) the non-fulfillment or breach of any covenant or agreement of Parent or Merger Sub contained in this Agreement.

(c) Solely for the purpose of determining the amount of any Losses (and not for determining any breach) for which Parent Indemnitees or Company Indemnitees may be entitled to indemnification pursuant to this Article VII, any representation or warranty contained in this Agreement that is qualified by a term or terms such as “material,” “materially,” or “Material Adverse Effect” shall be deemed made or given without such qualification and without giving effect to such words.

7.2. Indemnification of Third Party Claims.  The indemnification obligations and liabilities under this Article VII with respect to actions, proceedings, lawsuits, investigations, demands or other claims brought against a Parent Indemnitee or a Company Indemnitee by a Person other than the Company or Parent, as applicable (a “Third Party Claim”), shall be subject to the following terms and conditions:

(a) Notice of Claim.  Such Parent Indemnitee or Company Indemnitee will give the Representative or Parent, as applicable, prompt written notice after receiving written notice of any Third Party Claim (a “Notice of Claim”) which Notice of Claim shall set forth (i) a brief description of the nature of the Third Party Claim, (ii) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith), and (iii) whether such Loss may be covered (in whole or in part) under any insurance and the estimated amount of such Loss which may be covered under such insurance, and the Representative or Parent, as applicable, shall be entitled to participate in the defense of Third Party Claim at its expense.

(b) Defense.  The Representative or Parent, as applicable, shall have the right, at its option (subject to the limitations set forth in Section 7.2(c)) and at its own expense, by written notice to Parent or the Representative, as applicable, to assume the entire control of, subject to the right of Parent to participate (at its expense and with counsel of its choice) in, the defense, compromise or settlement of the Third Party Claim as to which such Notice of Claim has been given. If the Representative or Parent, as applicable, is permitted and elects to assume the defense of a Third Party Claim:

(i) the Representative or Parent, as applicable, shall diligently and in good faith defend such Third Party Claim and shall keep Parent or the Representative, as applicable, reasonably informed of the status of such defense; and

(ii) Parent or the Representative, as applicable, shall cooperate fully in all respects with the Representative or Parent, as applicable, in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and Parent or the Representative, as applicable, shall make available to the Representative or Parent, as applicable, all pertinent information and documents under its control.

(c) Limitations of Right to Assume Defense.  The Representative shall not be entitled to assume control of such defense and shall pay the fees and expenses of counsel retained by Parent if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; or (ii) the Third Party Claim seeks an injunction or equitable relief against Parent which is not merely incidental to a primary damage claim or claims for monetary damages.

(d) Other Limitations.  Failure to give prompt Notice of Claim or to provide copies of relevant available documents or to furnish relevant available data shall not constitute a defense (in whole or in part) to any claim for indemnification under this Article VII, except to the extent (and only to the extent that) such failure shall have adversely affected the ability of the Representative or Parent, as applicable, to defend against or reduce its liability or caused or increased such liability or otherwise caused the damages for which the Representative or Parent, as applicable, is obligated to be greater than such damages would have been had Parent or the Representative, as applicable, given the Representative or

Parent, as applicable, prompt notice hereunder. So long as the Representative is defending any such action actively and in good faith, Parent shall not settle such action.

(e) Failure to Defend.  If the Representative or Parent, as applicable, promptly after receiving a Notice of Claim, fails to defend such Third Party Claim actively and in good faith, Parent or the Representative, as applicable, at the reasonable cost and expense of the Representative or Parent, as applicable, will (upon further written notice) have the right to undertake the defense, compromise or settlement of such Third Party Claim as it may determine in its reasonable discretion, provided that the Representative or Parent, as applicable, shall have the right to approve any settlement, which approval will not be unreasonably withheld, delayed or conditioned.

(f) Releases.  Anything in this Section 7.2 to the contrary notwithstanding, the Representative or Parent, as applicable, shall not, without the written consent of Parent or the Representative, as applicable, settle or compromise any action or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Parent or the Representative, as applicable, of a full and unconditional release from all liability and obligation in respect of such action without any payment by Parent or the Representative, as applicable.

(g) Representative Consent.  Unless the Representative has consented to a settlement of a Third Party Claim, the amount of the settlement shall not be a binding determination of the amount of the Loss and such amount shall be determined in accordance with the provisions of the Escrow Agreement.

7.3. Insurance Effect.  Notwithstanding any provision in this Agreement to the contrary, all Losses for which a Parent Indemnitee or a Company Indemnitee would otherwise be entitled to indemnification under this Article VII shall be reduced by the amount of insurance proceeds (net of premium, deductible, future premium increases and any other increased insurance costs as a result of such payment of proceeds), indemnification payments and other third-party recoveries actually received by such Parent Indemnitee or Company Indemnitee in respect of any Losses. In the event that any such insurance proceeds, indemnity payments or other third-party recoveries are realized by a Parent Indemnitee or a Company Indemnitee subsequent to receipt by such Parent Indemnitee or Company Indemnitee of any indemnification payment hereunder in respect of the claims to which such insurance proceeds, indemnity payments or other third-party recoveries relate, appropriate refunds shall be made promptly by such Parent Indemnitee or Company Indemnitee of all or the relevant portion of such indemnification payment.

7.4. Limitations on Indemnification.

(a) Survival.  The representations, warranties, covenants and agreements in this Agreement or in any Schedule or certificate delivered in connection with this Agreement shall survive the Closing until the Escrow Release Date (the “Survival Period”); provided, however, that any indemnification claim made in writing prior to the termination of the Survival Period shall be preserved despite the subsequent termination of the Survival Period and any claim set forth in a Notice of Claim sent prior to the expiration of such Survival Period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence, (i) no claim for indemnification shall be brought after the end of the Survival Period, and (ii) the indemnification rights of Parent Indemnitees under this Article VII shall terminate and be of no further force or effect as of the termination of the Survival Period.

(b) Deductible.  No amount shall be payable under Article VII unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $1,000,000 (the “Deductible”), in which event the amount payable shall be only the amount in excess of the amount of the Deductible. Notwithstanding the foregoing, the Deductible with respect to an indemnification claim made pursuant to Section 7.1(a)(iii) shall be $2,500,000.

(c) Aggregate Amount Limitation.  The aggregate liability for Losses of Parent on the one hand or the Company's shareholders on the other pursuant to Section 7.1 shall not in any event exceed the value of the Escrow Shares and Parent shall have no claim against the Company’s shareholders other than for any of such Escrow Shares and the Company's shareholders shall have no claim against Parent other than for the issuance of additional Parent Ordinary Shares.

(d) Duplication of Recovery.  Any Losses for which a Person is entitled to indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such Losses constituting a breach of more than one representation, warranty, covenant or agreement.

7.5. Exclusive Remedy.

(a) The sole remedy of the Parent Indemnitees with respect to any and all claims for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Article VII (including Section 7.4(c)). Notwithstanding any of the foregoing, nothing contained in this Article VII shall in any way impair, modify or otherwise limit a Parent Indemnitee’s right to bring any claim, demand or suit against the other party based upon such other party’s actual fraud or intentional or willful misconduct, it being understood that a mere breach of a representation and warranty does not constitute fraud and that a Parent Indemnitee may not pursue such claim, demand or suit unless and only to the extent that all of the Escrow Shares have been released.

(b) The sole remedy of the Company Indemnitees with respect to any and all claims for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Article VII (including Section 7.4(c)). Notwithstanding any of the foregoing, nothing contained in this Article VII shall in any way impair, modify or otherwise limit a Company Indemnitee’s right to bring any claim, demand or suit against the other party based upon such other party’s actual fraud or intentional or willful misconduct, it being understood that a mere breach of a representation and warranty does not constitute fraud.

7.6. Adjustment to Merger Consideration.  Amounts paid for indemnification under Article VII shall be deemed to be an adjustment to the value of the Parent Ordinary Shares issued by Parent as a result of the Merger, except as otherwise required by Law.

7.7. Representative Capacities; Application of Escrow Shares.  The parties acknowledge that the Representative’s obligations under this Article VII are solely as a representative of the Company’s shareholders in the manner set forth in the Escrow Agreement with respect to the obligations to indemnify Parent under this Article VII and that the Representative shall have no personal responsibility for any expenses incurred by him in such capacity and that all payments to Parent as a result of such indemnification obligations shall be made solely from, and to the extent of, the Escrow Shares. Out-of-pocket expenses of the Representative for attorneys’ fees and other costs shall be borne in the first instance by Parent. The parties further acknowledge that all actions to be taken by Parent pursuant to this Article VII shall be taken on its behalf by the Committee in accordance with the provisions of the Escrow Agreement. The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Escrow Shares to satisfy any claim for indemnification pursuant to this Article VII. The Escrow Agent will hold the remaining portion of the Escrow Shares until final resolution of all claims for indemnification or disputes relating thereto.

7.8. Mitigation.  A Parent Indemnitee or a Company Indemnitee shall use commercially reasonably efforts to mitigate Losses suffered, incurred or sustained by it arising out of any matter for which it is entitled to indemnification hereunder; provided that no Parent Indemnitee or Company Indemnitee shall be required to (i) take any action or refrain from taking any action that is contrary to any applicable Contract, order or law binding on it or any Affiliate thereof or (ii) incur any out-of-pocket expense in connection with such mitigation (other than de minimis incidental expenses).

7.9. No Consequential Damages.  No party shall have any liability for any special, exemplary, punitive or consequential damages (including lost profits or revenue or diminution of value) suffered or incurred by any other party.

ARTICLE VIII.
TERMINATION

8.1. Termination.  This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written agreement of Parent and the Company at any time;

(b) by either Parent or the Company if the Merger shall not have been consummated by December 22, 2013 for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date;

(c) by either Parent or the Company if a Governmental Entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, judgment, ruling or other action is final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in such order, decree, judgment, ruling or other action being final and nonappealable;

(d) by the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach by Parent is curable by Parent prior to the Closing Date, then the Company may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from the Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(d) if it shall have materially breached this Agreement or if such breach by Parent is cured during such thirty (30)-day period);

(e) by Parent, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach is curable by the Company prior to the Closing Date, then Parent may not terminate this Agreement under this Section 8.1(e) for thirty (30) days after delivery of written notice from Parent to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(e) if it or Merger Sub shall have materially breached this Agreement or if such breach by the Company is cured during such thirty (30)-day period);

(f) by either Parent or the Company, if, at the Special Meeting (including any adjournments thereof), this Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Ordinary Shares required under Parent’s Charter Documents, or the holders of more than 87.5% of the Parent Ordinary Shares issued in Parent’s initial public offering and outstanding as of the date of the record date of the Special Meeting shall exercise their rights to convert the Parent Ordinary Shares held by them into cash in accordance with Parent’s Charter Documents; or

(g) by the Company, if immediately after the Merger, Parent will not have cash on hand of at least $33,500,000 after payment of amounts that Parent may pay to shareholders who elect to have their shares converted to cash in accordance with the provisions of Parent’s Charter Documents and after payment of transaction costs incurred by Parent and the Company not to exceed $5,000,000 in the aggregate.

8.2. Notice of Termination; Effect of Termination.  Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Merger shall be abandoned, except for and subject to the following: (i) Sections 5.5, 5.8, 8.2 and 8.3 and Article X (General Provisions) shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement prior to the termination hereof, including a breach by a party electing to terminate this Agreement pursuant to Section 8.1(b) caused by the action or failure to act of such party constituting a principal cause of or resulting in the failure of the Merger to occur on or before the date stated therein.

8.3. Fees and Expenses.  All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses; provided, however, that the expenses of the audits for the Company’s financial statements necessary to complete the Merger shall be paid by Parent and the Company in equal amounts regardless of whether or not the Merger is consummated; provided further, however, that if this Agreement is terminated by Parent for any reason other than pursuant to Section 8.1(f), then the full expenses of the audits for the Company’s financial statements necessary to complete the Merger shall be paid by Parent and Parent shall reimburse Company for any amounts the Company has previously paid for such audits.

ARTICLE IX.
DEFINED TERMS

9.1. Defined Terms.  For purposes of this Agreement, the term:

“Adjusted Net Debt” means the sum of the Indebtedness of the Company and its Subsidiaries less the cash of the Company and its Subsidiaries.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Agreement and Plan of Reorganization, as the same may be amended from time to time, and all Exhibits and Schedules hereto (including the Company Disclosure Schedule and the Parent Disclosure Schedule).

“Blue Sky Laws” means state securities laws.

“Company Intellectual Property” means any Intellectual Property that is owned by, or exclusively licensed to, the Company or any of its Subsidiaries, including software and software programs developed by or exclusively licensed to the Company or any of its Subsidiaries (specifically excluding any off the shelf or shrink-wrap software).

“Contracts” means all contracts, agreements, leases, mortgages, indentures, notes, bonds, licenses, permits, franchises and other understandings, commitments and obligations of any kind, whether written or oral.

“Copyrights” means all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world.

“Current Assets” means the sum of the Company’s and its Subsidiaries’ current assets, including accounts receivable, inventory and prepaid expenses, in each case determined in accordance with U.S. GAAP.

“Current Liabilities” means the sum of the Company’s and its Subsidiaries’ current liabilities, including accrued liabilities and ordinary trade payables, less any current portion of long term Indebtedness of the Company, in each case determined in accordance with U.S. GAAP.

“Dissenting Shares” means any Company Ordinary Shares held by Persons who are entitled to dissenter rights under the Companies Law, and who have properly exercised, perfected and not subsequently withdrawn or lost or waived their rights to demand payment with respect to those shares in accordance with the Companies Law.

“Earnout Target” means any of the performance targets set forth in Section 1.14.

“Environmental Law” means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to Persons or property.

“Escrow Claims” means claims made pursuant to the Escrow Agreements.

“Estimated LTM EBITDA Amount” means $27.0 million.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Future EBITDA” means, with respect to any future period, as determined in accordance with U.S. GAAP, the consolidated net earnings of the Parent, including net earnings attributable to any non-controlling interest, before interest income or expense, income taxes, depreciation, amortization and any expenses arising solely from the Merger charged to income in such future period.

“Governmental Action/Filing” means any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other Governmental Entity.

“Governmental Entity” means any court, administrative agency, commission, governmental or regulatory authority or judicial body, whether domestic or foreign.

“Hazardous Substance” means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; (iii) explosive or (iv) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

“HSR Act” means the Hart–Scott–Rodino Antitrust Improvements Act of 1976.

“Indebtedness” means, with respect to any Person, without duplication, any obligations, contingent or otherwise, in respect of (a) the principal of and premium (if any) in respect of all indebtedness for borrowed money, including accrued interest and any cost associated with prepaying any such debt, (b) the principal component of capitalized lease obligations, (c) net obligations under interest rate agreements and currency agreements, (d) amounts drawn on letters of credit, (e) the principal amount of and premium (if any) in respect of obligations evidenced by bonds, debentures, notes and similar instruments and all other obligations of a Person upon which interest is paid by such Person, including accrued interest, (f) the principal component of all obligations to pay the deferred and unpaid purchase price of property and equipment which have been delivered, (g) net cash payment obligations under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination), (h) all liabilities relating to securitization or factoring programs or arrangements, and (i) all Indebtedness of another Person referred to in clauses (a) through (h) above guaranteed (including keep well arrangements), in any manner; provided, however, that for purposes of Section 1.5(d), “Indebtedness” shall not include any Current Liabilities.

“Intellectual Property” means any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all Copyrights; (iv) software and software programs; (v) domain names, uniform resource locators and other names and locators associated with the Internet; (vi) industrial designs and any registrations and applications therefor; (vii) all Trademarks; (viii) all databases and data collections and all rights therein; (ix) all moral and economic rights of authors and inventors, however denominated; and (x) any similar or equivalent rights to any of the foregoing (as applicable).

“Knowledge” means with respect to (a) the Company, the actual knowledge or awareness as to a specified fact or event of any of those individuals listed on Schedule 9.1(a) of the Company Disclosure Schedule, and (b) Parent, the actual knowledge or awareness as to a specified fact or event of any of those individuals listed on Schedule 9.1(a) of the Parent Disclosure Schedule.

“Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien, restriction or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

“Litigation Damages” is the amount the Company pays in a settlement or pursuant to a judgment or verdict, plus all expenses incurred by the Company in defending the case, less what the Company is paid or reimbursed through its insurance policies.

“Losses” means all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments whether or not made by third parties.

“LTM Adjusted EBITDA” means, as determined in accordance with U.S. GAAP, the consolidated net earnings of the Company, including net earnings attributable to any non-controlling interest before interest income or expense, income taxes, depreciation, amortization, and any expenses arising solely from the Merger charged to income in such period.

“LTM EBITDA Variance” means the amount by which the Estimated LTM EBITDA Amount is greater than or less than the Actual LTM EBITDA Amount.

“Material Adverse Effect” means any change, event, effect or occurrence, individually or when aggregated with other changes, events, effects or occurrences, that is materially adverse to the business, assets (including intangible assets), financial condition, or results of operations of such entity which has continued or is reasonably expected to continue over a period of not less than eighteen (18) months, it being understood that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) any economic, credit, capital, securities or financial markets or any social, regulatory or political conditions in the United States or elsewhere in the world, including with respect to interest rates or currency exchange rates, (ii) any outbreak or any development, change, worsening or escalation of hostilities (whether or not armed), acts of war (whether or not declared), sabotage or terrorism, (iii) any act of God, hurricane, tornado, flood, volcano, earthquake or other natural or man-made disaster, (iv) any proposal, enactment or change in interpretation of, or other change in, applicable law, U.S. GAAP (or equivalent accounting practice in any other jurisdiction) or governmental policy, (v) general conditions in the industries in which a Person operates, (vi) the price or availability of any products, equipment or supply used or sold by a Person, (vii) the failure, in and of itself, of a Person to meet any internal or published projections, forecasts, estimates or predictions in respect of revenue, earnings or other financial or operating metrics before, on or after the date of this Agreement, or changes in the credit rating of a Person, (viii) the announcement and pendency of this Agreement and/or other transactions contemplated hereby (including any employee departures), (ix) any action taken or omitted to be taken by a party hereto at the other party’s direction or written request or otherwise required or permitted to be taken or omitted to be taken by this Agreement, (x) the identity of, or any facts or circumstances relating to, another party hereto, and (xi) the effect of any matters specifically disclosed in Schedules to this Agreement, provided further, that the exceptions in clauses (i)-(v) above shall not apply to the extent (if any) that the impact of such change, event, circumstance or effect is disproportionately adverse to such Person, relative to other companies in any industry in which such Person operates.

“Net Debt Overage” means the amount by which the Actual Net Debt Amount exceeds the Estimated Net Debt Amount.

“Net Debt Underage” means the amount by which the Estimated Net Debt Amount exceeds the Actual Net Debt Amount.

“Normalized Working Capital” means (a) Current Assets of the Company and its Subsidiaries as of the Closing Date less (b) Current Liabilities of the Company and its Subsidiaries, less any current portion of Indebtedness of the Company and its Subsidiaries, each as determined in accordance with U.S. GAAP.

“Outstanding Company Ordinary Shares Number” means the number of Company Ordinary Shares outstanding immediately prior to the Effective Time, excluding treasury shares and Company Ordinary Shares held by Parent, the Company or any direct or indirect wholly owned subsidiary of Parent or the Company immediately prior to the Effective Time.

“Permitted Lien” means any and all Liens (a) which result from all statutory or other liens for Taxes or assessments and are not yet due and payable or delinquent or the validity of which is being contested in good faith by appropriate proceedings along with the posting of any security or bond required under applicable law in connection with such contest, (b) imposed or promulgated by applicable law or any Governmental Entity, including (i) zoning ordinances, building codes, regulations, permits and similar enactments which are not violated by the current use of the real property subject to such enactments or (ii) other restrictions, variations, covenants, conditions, rights of way, easements and other minor irregularities in title, (c) arising in connection with any cashiers’, landlords’, workers’, mechanics’, carriers’, repairers’ or other similar lien imposed by applicable law and arising out of obligations incurred in the ordinary course of business, (d) that are expressly listed as exceptions in insurance policies, (e) listed on Schedule 9.1(b) of the Company Disclosure Schedule, (f) listed on Schedule 9.1(b) of the Parent Disclosure Schedule, (g) under any Material Company Contract (but excluding Encumbrances arising out of the violation of any such Material Company Contracts), and (h) which individually or in the aggregate do not materially detract from the value of or materially interfere with the present use of the property subject thereto or affected thereby.

“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

“Registered Intellectual Property” means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any government or other legal authority.

“Representative” means the representative of the recipients of the Parent Ordinary Shares under this Agreement to be appointed by such recipients.

“Securities Act” means the Securities Act of 1933, as amended.

“Tax” (including, with correlative meaning, the terms “Taxes” and “Taxable”) means all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital share, severance, stamp, payroll, sales, employment, occupation, ad valorem, transfer, recapture, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together will all interest, penalties and additions.

“Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

“Trademarks” means trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor.

“U.S. GAAP” means generally accepted accounting principles of the United States.

“Working Capital Excess” means the amount by which the Actual Working Capital Amount exceeds the Estimated Working Capital Amount.

“Working Capital Shortfall” means the amount by which the Estimated Working Capital Amount exceeds the Actual Working Capital Amount.

9.2. Glossary of Other Defined Terms.  Terms defined in this Agreement are organized alphabetically as follows, together with the Section and, where applicable, paragraph, number in which definition of each such term is located:

“Accounting Firm”	Section 1.5(c)(ii)
“Actual LTM EBITDA Amount”	Section 1.5(c)(i)
“Actual Net Debt Amount”	Section 1.5(d)(ii)
“Actual Working Capital Amount”	Section 1.5(d)(iii)
“Additional Parent SEC Reports”	Section 5.3(c)
“Additional Share Escrow Agreement”	Section 1.14
“Applicable Law”	Section 1.3
“Approvals”	Section 2.1(b)
“Audited Financial Statements”	Section 2.7(a)
“Charter Amendment”	Section 5.1(a)
“Charter Documents”	Section 2.1(b)
“Closing”	Section 1.2
“Closing Date”	Section 1.2
“Closing Form 8-K”	Section 5.3(b)
“Closing Net Debt/Working Capital Statement”	Section 1.5(d)(i)
“Closing Press Release”	Section 5.3(b)
“Committee”	Section 1.11
“Companies Law”	Recital A
“Company”	Heading
“Company Affiliate Transaction”	Section 2.22
“Company Certificates”	Section 1.5(f)
“Company Closing Certificate”	Section 6.3(a)
“Company Derivative Securities”	Section 2.3(a)
“Company Disclosure Schedule”	Article II
“Company Indemnitees”	Section 7.1(b)
“Company Ordinary Shares”	Section 1.5(a)
“Company Options”	Section 2.3(a)
“Continental”	Section 1.6(a)
“Corporate Records”	Section 2.1(d)
“Deductible”	Section 7.4(b)
“Dissenter”	Section 1.12
“Effective Time”	Section 1.2
“Employment Agreements”	Section 5.18
“ES”	Heading
“Escrow Agent”	Section 1.10
“Escrow Agreements”	Section 1.14
“Escrow Release Date”	Section 1.10
“Escrow Shares”	Section 1.10
“Estimated Net Debt Amount”	Section 1.5(d)(ii)
“Estimated Working Capital Amount”	Section 1.5(d)(iii)
“Exchange Agent Agreement”	Section 1.6(a)
“Exchange Agent”	Section 1.6(a)
“Indemnity Escrow Account”	Section 1.10
“Indemnity Escrow Agreement”	Section 1.10
“Insider”	Section 2.19(a)(iii)
“Insurance Policies”	Section 2.20
“Item of Dispute”	Section 1.5(c)(ii)
“Letter of Transmittal”	Section 1.6(b)
“Litigation Escrow Shares”	Section 1.10
“Lock-Up Agreement”	Section 1.15

“Material Company Contract(s)”	Section 2.19(a)
“Merger Consideration”	Section 1.5(a)
“Merger”	Recital A
“Merger Sub”	Heading
“Nasdaq”	Section 3.23
“Notice of Claim”	Section 7.2(a)
“Parent”	Heading
“Parent Affiliate Transaction”	Section 3.21
“Parent Closing Certificate”	Section 6.2(a)
“Parent Contracts”	Section 3.19(a)
“Parent Convertible Securities”	Section 3.3(b)
“Parent Disclosure Schedule”	Article III
“Parent Indemnitees”	Section 7.1(a)
“Parent Ordinary Shares”	Section 1.5(a)(i)
“Parent Plan”	Section 5.1(a)
“Parent Preferred Shares”	Section 3.3(a)
“Parent SEC Reports”	Section 3.7(a)
“Parent Shareholder Approval”	Section 5.1(a)
“Parent Options”	Section 3.3(b)
“Parent Warrants”	Section 3.3(b)
“Plan of Merger”	Section 1.2
“Plan(s)”	Section 2.11(a)
“Proxy Statement”	Section 5.1(a)
“Reviewable Document”	Section 5.4(a)
“Reorganization”	Recital C
“Signing Form 8-K”	Section 5.3(a)
“Signing Press Release”	Section 5.3(a)
“Special Meeting”	Section 5.1(a)
“Subsidiaries”	Section 2.2(a)
“Survival Period”	Section 7.4(a)
“Surviving Corp”	Section 1.1
“Tecnoglass”	Heading
“Third Party Claim”	Section 7.2
“Trust Fund”	Section 3.25
“Unaudited Financial Statements”	Section 2.7(b)
“Written Consent”	Section 2.4

ARTICLE X.
GENERAL PROVISIONS

10.1. Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via email or telecopy to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

if to Parent or Merger Sub prior to the Closing, to:	Andina Acquisition Corporation Carrera 10 No. 28-49 Torre A. Oficina 20-05 Bogota, Colombia Attention: A. Lorne Weil Telephone: [ ] Telecopy: [ ] E-mail: [ ]

with a copy (which shall not constitute notice) to:	David Alan Miller, Esq. Graubard Miller 405 Lexington Avenue New York, New York 10174-1901 Telephone: 212-818-8880 Telecopy: 212-818-8881 Email: dmiller@graubard.com
if to Parent or Merger Sub following the Closing, or the Company, to:	Tecnoglass S.A. Avenida Circunvalar a 100 mts de la Via 40 Barrio Las Flores Barranquilla, Colombia Attention: Jose Manuel Daes Telephone: [ ] Telecopy: [ ] E-mail: [ ]
with a copy (which shall not constitute notice) to:	Phillip M. Hudson III, Esq. Arnstein & Lehr LLP 200 South Biscayne Boulevard, Suite 3600 Miami, Florida 33131 Telephone: 305-428-4502 Telecopy: [ ] E-mail: pmhudson@arnstein.com

10.2. Interpretation.  The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context shall require, any pronoun shall include the corresponding masculine, feminine and neuter forms. When a reference is made in this Agreement to an Exhibit or Schedule, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity.

10.3. Counterparts; Facsimile Signatures.  This Agreement and each other document executed in connection with the transactions contemplated hereby, and the consummation thereof, may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by email or facsimile to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

10.4. Entire Agreement; Third Party Beneficiaries.  This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Exhibits and Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the letter of intent between Parent and the Company dated May 13, 2013 is hereby terminated in its entirety and shall be of no further force and effect (except to the extent expressly stated to survive the execution of this Agreement and the consummation of the transactions contemplated hereby); and (b) are not intended to confer upon any other Person any rights or remedies hereunder (except as specifically provided in this Agreement).

10.5. Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.6. Other Remedies; Specific Performance.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

10.7. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

10.8. Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

10.9. Assignment.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 10.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.10. Amendment.  This Agreement may be amended by the parties hereto at any time prior to the Closing Date by execution of an instrument in writing signed on behalf of each of the parties. After the Closing Date, this Agreement may be amended only with the consent of Parent and the Committee.

10.11. Extension; Waiver.  At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

10.12. Submission to Jurisdiction; Waivers; Consent to Service of Process.  Each of the parties irrevocably agrees that any action, proceeding or claim with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or permitted assigns shall be brought and determined exclusively in any state court or Federal court sitting in New York, New York and each of the parties hereto hereby (i) irrevocably submits with regard to any such action, proceeding or claim for itself and in respect to its property, generally and unconditionally, to the exclusive personal jurisdiction of the aforesaid courts in the event any dispute arises out or relates to of this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action arising out of or relating to this Agreement or any transaction contemplated hereby in any court other than any state court or Federal court sitting in New York, New York. It is understood and agreed that any other court or arbiter in any other jurisdiction shall be entitled to enforce any judgment of any state court or Federal court sitting in New York, New York. Any writs, process or summonses to be served on any other party in such action or proceeding may be made by delivery of process in accordance with the notice provisions contained in Section 10.1 or as otherwise permitted by applicable law. Each of the parties hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 10.12 or (ii) to the fullest extent permitted by applicable law that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

10.13. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.14. Currency.  All references to currency amounts in this Agreement shall mean United States dollars unless otherwise noted.

[The Signature Page is the following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ANDINA ACQUISITION CORPORATION

By:	/s/ B. Luke Weil Name: B. Luke Weil Title: CEO

ANDINA MERGER SUB, INC.

By:	/s/ B. Luke Weil Name: B. Luke Weil Title: CEO

TECNOGLASS S.A.

By:	/s/ Jose M. Daes Name: Jose M. Daes Title: Authorized Agent

C.I. ENERGIA SOLAR S.A. E.S. WINDOWS

By:	/s/ Jose M. Daes Name: Jose M. Daes Title: Authorized Agent

ANNEX B

THE COMPANIES LAW (2012 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
TECNOGLASS INC.
(F/K/A/ ANDINA ACQUISITION CORPORATION)
(adopted by special resolutions passed on             2013)

THE COMPANIES LAW (2012 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
TECNOGLASS INC.
(F/K/A ANDINA ACQUISITION CORPORATION)
(adopted by special resolutions passed on             2013)

1	The name of the Company is Tecnoglass Inc. (f/k/a Andina Acquisition Corporation).
2	The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.
3	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.
4	The liability of each Member is limited to the amount unpaid on such Member's shares.
5	The share capital of the Company is US$10,100 divided into 100,000,000 ordinary shares of a par value of US$0.0001 each and 1,000,000 preferred shares of a par value of US$0.0001 each.
6	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
7	Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

THE COMPANIES LAW (2012 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
TECNOGLASS INC.
(F/K/A ANDINA ACQUISITION CORPORATION)
(adopted by special resolutions passed on             2013)

1	Interpretation
1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Articles”	means these articles of association of the Company.
“Audit Committee”	means the audit committee of the Company formed pursuant to Article 41.2 hereof, or any successor audit committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
“clearing house”	a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.
“Company”	means the above named company.
“Designated Stock Exchange”	means the Over-the-Counter Bulletin Board or any national securities exchange including the National Market System or the Capital Market of the Nasdaq Stock Market, Inc., the NYSE MKT LLC or the New York Stock Exchange.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Record”	has the same meaning as in the Electronic Transactions Law.
“Electronic Transactions Law”	means the Electronic Transactions Law (2003 Revision) of the Cayman Islands.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the memorandum of association of the Company.
“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“SEC”	means the United States Securities and Exchange Commission.
“Share”	means a share in the Company and includes a fraction of a share in the Company.
“Special Resolution”	has the same meaning as in the Statute, and includes a unanimous written resolution.
“Statute”	means the Companies Law (2012 Revision) of the Cayman Islands.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
1.2	In the Articles:
(a)	words importing the singular number include the plural number and vice versa;
(b)	words importing the masculine gender include the feminine gender;
(c)	words importing persons include corporations as well as any other legal or natural person;
(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;
(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;
(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;
(g)	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;
(h)	the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);
(i)	headings are inserted for reference only and shall be ignored in construing the Articles;
(j)	sections 8 and 19(3) of the Electronic Transactions Law shall not apply;
(k)	the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and
(l)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2	Commencement of Business
2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.
2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.
3	Issue of Shares
3.1	Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights.
3.2	The Company may issue options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.
3.3	The Company may issue units of securities in the Company, which may be comprised of Shares and warrants to purchase additional Shares, upon such terms as the Directors may from time to time determine.
3.4	The Company shall not issue Shares to bearer.
4	Register of Members
4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.
4.2	The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.
5	Closing Register of Members or Fixing Record Date
5.1	For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the requirements of the Designated Stock Exchange, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.
5.2	In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.
6	Certificates for Shares
6.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to the Articles and no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.
6.2	The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.
6.3	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.
6.4	Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.
6.5	Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the Designated Stock Exchange may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.
7	Transfer of Shares
7.1	Subject to the terms of these Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with applicable rules of the SEC and federal securities laws of the United States. If the Shares in question were issued in conjunction with options or warrants issued pursuant to Article 3 on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.
7.2	The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8	Redemption, Repurchase and Surrender of Shares
8.1	Subject to the provisions of the Statute, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares.
8.2	Subject to the provisions of the Statute, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member.
8.3	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.
8.4	The Directors may accept the surrender for no consideration of any fully paid Share.
9	Treasury Shares
9.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.
9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).
10	Variation of Rights of Shares
10.1	If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the sanction of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.
10.2	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.
10.3	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.
11	Commission on Sale of Shares
The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12	Non Recognition of Trusts
The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13	Lien on Shares
13.1	The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company's lien thereon. The Company's lien on a Share shall also extend to any amount payable in respect of that Share.
13.2	The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.
13.3	To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company's power of sale under the Articles.
13.4	The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.
14	Call on Shares
14.1	Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days' notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.
14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.
14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.
14.4	If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5	An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.
14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.
14.7	The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.
14.8	No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.
15	Forfeiture of Shares
15.1	If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days' notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.
15.2	If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.
15.3	A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.
15.4	A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.
15.5	A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.
15.6	The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16	Transmission of Shares
16.1	If a Member dies the survivor or survivors (where he was a joint holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.
16.2	Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.
16.3	A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.
17	Amendments of Memorandum and Articles of Association and Alteration of Capital
17.1	The Company may by Ordinary Resolution:
(a)	increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;
(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;
(c)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;
(d)	by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and
(e)	cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.
17.2	All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

17.3	Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:
(a)	change its name;
(b)	alter or add to the Articles;
(c)	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and
(d)	reduce its share capital or any capital redemption reserve fund.
18	Offices and Places of Business
Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
19	General Meetings
19.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.
19.2	The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint and if no other time and place is prescribed by them, it shall be held at the Registered Office on the second Wednesday in December of each year at ten o'clock in the morning. At these meetings the report of the Directors (if any) shall be presented.
19.3	The Directors may call general meetings, and they shall on a Members' requisition forthwith proceed to convene an extraordinary general meeting of the Company.
19.4	A Members' requisition is a requisition of Members holding at the date of deposit of the requisition not less than ten per cent. in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.
19.5	The Members' requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.
19.6	If there are no Directors as at the date of the deposit of the Members' requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members' requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.
19.7	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.
20	Notice of General Meetings
20.1	At least ten clear days' notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:
(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety five per cent. in par value of the Shares giving that right.
20.2	The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.
21	Proceedings at General Meetings
21.1	No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.
21.2	A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.
21.3	A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.
21.4	If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members' requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.
21.5	The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.
21.6	If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.
21.7	The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.
21.8	When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.
21.9	A resolution put to the vote of the meeting shall be decided on a poll.
21.10	A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

21.11	A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.
21.12	In the case of an equality of votes the chairman shall be entitled to a second or casting vote.
22	Votes of Members
22.1	Subject to any rights or restrictions attached to any Shares, every Member present in any such manner shall have one vote for every Share of which he is the holder.
22.2	In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.
22.3	A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member's behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.
22.4	No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.
22.5	No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.
22.6	Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.
22.7	A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.
23	Proxies
23.1	The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.
23.2	The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.
23.3	The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.
23.4	Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.
24	Corporate Members
24.1	Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.
24.2	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).
25	Shares that May Not be Voted
Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
26	Directors
26.1	There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.
26.2	The Directors shall be divided into three classes: Class A, Class B and Class C. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of these amended and restated Articles, the existing Directors shall by resolution classify themselves as Class A, Class B or Class C Directors. The Class A Directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class B Directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class C Directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company's first annual general meeting, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. Except as the Statute or other applicable law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the election of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in these Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A Director elected to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.
27	Powers of Directors
27.1	Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.
27.2	All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.
27.3	The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.
27.4	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.
28	Appointment and Removal of Directors
28.1	The Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.
28.2	The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.
29	Vacation of Office of Director
Without prejudice to Article 26.1, the office of a Director shall be vacated if:
(a)	the Director gives notice in writing to the Company that he resigns the office of Director; or
(b)	the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or
(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or
(d)	the Director is found to be or becomes of unsound mind; or
(e)	all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

30	Proceedings of Directors
30.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be two if there are two or more Directors, and shall be one if there is only one Director.
30.2	Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.
30.3	A person may participate in a meeting of the Directors or committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.
30.4	A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.
30.5	A Director may, or other officer of the Company on the direction of a Director shall, call a meeting of the Directors by at least two days' notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.
30.6	The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.
30.7	The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.
30.8	All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.
30.9	A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.
31	Presumption of Assent
A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

32	Directors' Interests
32.1	A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.
32.2	A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.
32.3	A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.
32.4	No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.
32.5	A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.
33	Minutes
The Directors shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.
34	Delegation of Directors' Powers
34.1	The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.
34.2	The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.
34.3	The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

34.4	The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.
34.5	The Directors may appoint such officers of the Company (including, for the avoidance of doubt and without limitation, any secretary) as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an officer of the Company may be removed by resolution of the Directors or Members. An officer of the Company may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.
35	No Minimum Shareholding
The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
36	Remuneration of Directors
36.1	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.
36.2	The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.
37	Seal
37.1	The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some officer of the Company or other person appointed by the Directors for the purpose.
37.2	The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.
37.3	A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

38	Dividends, Distributions and Reserve
38.1	Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by the Statute.
38.2	Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.
38.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.
38.4	The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.
38.5	Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.
38.6	The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.
38.7	Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.
38.8	No Dividend or other distribution shall bear interest against the Company.
38.9	Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company's name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

39	Capitalisation
The Directors may at any time capitalise any sum standing to the credit of any of the Company's reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
40	Books of Account
40.1	The Directors shall cause proper books of account to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Proper books of account shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.
40.2	The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.
40.3	The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.
41	Audit
41.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.
41.2	Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an Audit Committee as a committee of the board of Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.
41.3	If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.
41.4	The remuneration of the Auditor shall be fixed by the Board or the Audit Committee (if one exists).
41.5	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

41.6	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.
41.7	Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.
42	Notices
42.1	Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served in accordance with the requirements of the Designated Stock Exchange.
42.2	Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.
42.3	A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.
42.4	Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

43	Winding Up
43.1	If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors' claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:
(a)	if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company's issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or
(b)	if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company's issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.
43.2	If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.
44	Indemnity and Insurance
44.1	Every Director and officer of the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former officer of the Company (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.
44.2	The Company shall advance to each Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.
44.3	The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

45	Financial Year
Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
46	Transfer by Way of Continuation
If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
47	Mergers and Consolidations
The Company shall, with the approval of a Special Resolution, have the power to merge or consolidate with one or more constituent companies (as defined in the Statute), upon such terms as the Directors may determine.

ANNEX C

Andina Acquisition Corporation

2013 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose.  The purpose of the 2013 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(f) “Company” means Andina Acquisition Corporation, an exempted company organized under the laws of the Cayman Islands.

(g) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h) “Effective Date” means the date determined pursuant to Section 11.1.

(i) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Ordinary Shares are listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”), the last sale price of the Ordinary Shares in the principal trading market for the Ordinary Shares on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Ordinary Shares are not listed on a national securities exchange or Nasdaq, but are traded in the over-the-counter market, the closing bid price for the Ordinary Shares on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Ordinary Shares cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(j) “Holder” means a person who has received an award under the Plan.

(k) “Incentive Option” means any Option intended to be and designated as an “incentive Option” within the meaning of Section 422 of the Code.

(l) “Non-qualified Option” means any Option that is not an Incentive Option.

(m) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n) “Option” means any option to purchase Ordinary Shares which is granted pursuant to the Plan.

(o) “Ordinary Shares” means the ordinary shares of the Company, par value $0.0001 per share.

(p) “Other Share-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Ordinary Shares.

(q) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(r) “Plan” means the Andina Acquisition Corporation 2013 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(s) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of Ordinary Shares and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is an Option or Share Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(t) “Restricted Shares” means Ordinary Shares received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(u) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Option or (b) if a Share Appreciation Right is granted unrelated to an Option, the Fair Market Value of an Ordinary Share on the date of grant of the Share Appreciation Right, in either case, multiplied by the number of shares for which the Share Appreciation Right is exercised.

(v) “Share Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of Ordinary Shares equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(w) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(x) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership.  The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee.  The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Options, (ii) Share Appreciation Rights, (iii) Restricted Shares, and/or (iv) Other Share-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Options, Share Appreciation Rights, Restricted Shares and/or Other Share-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Share Appreciation Right to reduce the exercise price of such Option or Share Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Share Appreciation Right. In addition, no Option or Share Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Share Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than       shares in the aggregate.

2.3. Interpretation of Plan.

(a) Committee Authority.  Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Options.  Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Options (including but not limited to Share Appreciation rights granted in conjunction with an Incentive Option) or any Agreement providing for Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Option under such Section 422.

Section 3. Shares Subject to Plan.

3.1. Number of Shares.  Subject to Section 7.1(d), the total number of Ordinary Shares reserved and available for issuance under the Plan shall be       shares. Ordinary Shares under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Ordinary Shares that have been granted pursuant to an Option cease to be subject to an Option, or if any Ordinary Shares that are subject to any Share Appreciation Right, Restricted Shares award or Other Share-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Ordinary Shares, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Ordinary Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Ordinary Shares surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc.  In the event of any dividend payable on Ordinary Shares, Ordinary Shares split or reverse split, combination or exchange of Ordinary Shares, or other extraordinary or unusual event which results in a change in the Ordinary Shares of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Options.

5.1. Grant and Exercise.  Options granted under the Plan may be of two types: (i) Incentive Options and (ii) Non-qualified Options. Any Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Options or Non-qualified Options, or both types of Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Option intended to qualify as an Incentive Option does not so qualify, it shall constitute a separate Non-qualified Option.

5.2. Terms and Conditions.  Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term.  The term of each Option shall be fixed by the Committee; provided, however, that an Incentive Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Option granted to an optionee who, at the time of grant, owns Ordinary Shares possessing more than 10% of the total combined voting power of all classes of voting shares of the Company (“10% Shareholder”)).

(b) Exercise Price.  The exercise price per Ordinary Share purchasable under an Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of the Ordinary Shares); provided, however, that the exercise price of an Incentive Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability.  Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d) Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of Ordinary Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in Ordinary Shares (including Restricted Shares and other contingent awards under this Plan) or partly in cash and partly in such Ordinary Shares, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for Ordinary Shares with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell Ordinary Shares (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Share Payments.  Payments in the form of Ordinary Shares shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of certificates in negotiable form or other means to evidence the transfer for good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability.  Except as may be set forth in the next sentence of this Section or in the Agreement, no Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death.  If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

(h) Termination by Reason of Disability.  If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement.  Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter.

(j) Other Termination.  Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter.

(k) Buyout and Settlement Provisions.  The Committee may at any time, in its sole discretion, offer to repurchase an Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder.  A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Share Appreciation Rights.

6.1. Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Share Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Share Appreciation Rights to participants who have been or are being granted Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Non-qualified Option, a Share Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Option. In the case of an Incentive Option, a Share Appreciation Right may be granted only at the time of the grant of such Incentive Option.

6.2. Terms and Conditions.  Share Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability.  Share Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Share Appreciation Rights granted in tandem with an Incentive Option, to the limitations, if any, imposed by the Code with respect to related Incentive Options.

(b) Termination.  All or a portion of a Share Appreciation Right granted in tandem with an Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Option.

(c) Method of Exercise.  Share Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Share Appreciation Rights granted in tandem with an Option, by surrendering the applicable portion of the related Option. Upon exercise of all or a portion of a Share Appreciation Right and, if applicable, surrender of the applicable portion of the related Option, the Holder shall be entitled to receive a number of Ordinary Shares equal to the SAR Value divided by the Fair Market Value on the date the Share Appreciation Right is exercised.

(d) Shares Available Under Plan.  The granting of a Share Appreciation Right in tandem with an Option shall not affect the number of Ordinary Shares available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of Ordinary Shares acquirable upon exercise of the Option to which such Share Appreciation Right relates.

Section 7. Restricted Shares.

7.1. Grant.  Restricted Shares may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Shares will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions.  Each Restricted Share award shall be subject to the following terms and conditions:

(a) Certificates.  Restricted Shares, when issued, will be represented by a certificate or certificates registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Shares (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder.  Restricted Shares shall constitute issued and outstanding Ordinary Shares for all corporate purposes. The Holder will have the right to vote such Restricted Shares and to exercise all other rights, powers and privileges of a holder of Ordinary Shares with respect to such Restricted Shares, with the exceptions that (i) the Holder will not be entitled to delivery of the certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the certificate or certificates representing the Restricted Shares during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture.  Upon the expiration of the Restriction Period with respect to each award of Restricted Shares and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Shares shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested. Any such Restricted Shares and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Shares and Retained Distributions that shall have been so forfeited.

Section 8. Other Share-Based Awards.

Other Share-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Ordinary Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Ordinary Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into Ordinary Shares and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Share-Based Awards may include performance shares or options, whose award is tied to specific performance criteria. Other Share-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Share-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions.  If any one person, or more than one person acting as a group, acquires the ownership of shares of the Company that, together with the shares held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the shares of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Ordinary Shares subject to such Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Options and awards. An increase in the percentage of shares owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its shares in exchange for property is not treated as an acquisition of shares for purposes of this Section 9.1.

9.2. Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of shares of the Company that, together with the shares held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the shares of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.3. Code Section 409A.  Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date.  The Effective Date of the Plan shall be             , 2013, subject to the approval of the Plan by the Company’s shareholders within one year after the Effective Date. Only Options may be granted under the Plan prior to such approval of the Plan by the Company’s shareholders. Any Options granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s shareholders and no Options shall vest or otherwise become free of restrictions prior to such approval.

11.2. Termination Date.  Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements.  Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.  If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause.  If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy.  The Committee may require each person acquiring Ordinary Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring Ordinary Shares pursuant to an Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Options and the awarding of Ordinary Shares and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes.  Not later than the date on which any Option or other award under the Plan creates tax liability to the Holder under any federal, state, local or other territorial laws, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or other territorial taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Ordinary Shares, including Ordinary Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law.  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the Cayman Islands (without regard to choice of law provisions).

12.8. Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability.  Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws.  The obligations of the Company with respect to all Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required in the United States, Cayman Islands, Colombia and any other applicable jurisdiction, and (ii) the rules and regulations of any securities exchange on which the Ordinary Shares may be listed.

12.11. Compliance with Laws of Other Jurisdictions.  Awards may be granted to participants who are citizens or residents of a jurisdiction other than the United States on such terms and conditions different from those under the Plan as may be determined by the Committee to be necessary or advisable to achieve the purposes of the Plan while also complying with applicable local laws, customs and tax practices, including any such terms and conditions as may be set forth in any supplement or appendix to the Plan intended to govern the terms of any such Award. In no event shall the eligibility, grant, exercise or settlement of an Award constitute a term of employment, or entitlement with respect to employment, of any employee.

12.12. Conflicts.  If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.13. Certain Awards Deferring or Accelerating the Receipt of Compensation.  To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.14. Non-Registered Shares.  The Ordinary Shares to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Ordinary Shares or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Ordinary Shares on a national securities exchange or any other trading or quotation system, including Nasdaq.

ANNEX D

ANDINA ACQUISITION CORPORATION

(the “Company”)

UNANMIOUS RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

1	Merger Proposal
1.1	It is resolved THAT the Merger Proposal (as defined in the Company's proxy statement dated , 2013 (the “Proxy Statement”)), and the transactions (the “Transactions”) contemplated by the Agreement and Plan of Reorganization, by and among Andina Acquisition Corporation, Andina Merger Sub, Inc., Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows, be approved.
2	Change of Name
2.1	It is resolved as a special resolution THAT the name of Andina Acquisition Corporation be changed from “Andina Acquisition Corporation” to “Tecnoglass Inc.” effective immediately upon consummation of the Transactions.
3	Amendments to the Second Amended and Restated Memorandum and Articles of Association
3.1	It is resolved as a special resolution THAT the Second Amended and Restated Memorandum and Articles of Association of the Company are amended by:
(a)	amending Article 1 by deleting the following definitions in their entirety:

“Business Combination”	has the meaning given to it in Article 48.1.
“Founders”	means all Members immediately prior to the consummation of the IPO.
“IPO”	means the Company's initial public offering of securities.
“IPO Repurchase”	has the meaning given to it in Article 48.3.
“Over-allotment Option”	means the option of the Underwriters to purchase up to an additional 600,000 units (as defined at Article 3.3) at a price equal to $10.00 per unit, less underwriting discounts and commissions.
“Repurchase Price”	has the meaning given to it in Article 48.3.
“Trust Fund”	has the meaning given to it in Article 48.1.
“Underwriters”	means EarlyBirdCapital, Inc. on its own behalf and for other underwriters from time to time, and any successor underwriter.
(b)	amending Article 1 by deleting the existing definition of “Designated Stock Exchange” and replacing such definition with the following wording:

“Designated Stock Exchange”	means the Over-the-Counter Bulletin Board or any national securities exchange including the National Market System or the Capital Market of the Nasdaq Stock Market, Inc., the NYSE MKT LLC or the New York Stock Exchange.
(c)	amending Article 3.3 by deleting the following wording:

“The Shares and warrants comprising any such units which are issued pursuant to the IPO can only be traded separately from one another 90 days after the date of the prospectus relating to the IPO unless the Underwriters determine that an earlier date is acceptable. Prior to such date, the units can be traded, but the Shares and warrants comprising such units cannot be traded separately from one another.”;

(d)	amending Article 8.1 by deleting the following wording from the second sentence:

“, except Shares in the IPO,”;

(e)	amending Article 8.1 by deleting the following wording:

“With respect to repurchasing shares of the Company:

(a)	members who hold Shares issued in the IPO are entitled to request repurchase of such Shares in the circumstances described in Article 48.3;
(b)	shares held by the Founders shall be compulsorily repurchased on a pro rata basis to the extent that the Over-allotment Option is not exercised in full so that the Founders will own 20% of the Company's issued and outstanding Shares after the IPO; and
(c)	shares issued in the IPO shall be repurchased by way of tender offer in the circumstances set out at Article 48.2(b).”;
(f)	amending Article 8.2 by deleting the following wording:

“For the avoidance of doubt, repurchases of Shares in the circumstances described at Articles 8.1(a), 8.1(b), 8.1(c) and 8.1(d) above shall not require further approval of the Members.”;

(g)	amending Article 17.3 by deleting the first comma and replacing with “and” and deleting the words “and Article 48.13”;
(h)	amending Article 26 by re-numbering Article 26 as Article 26.1 and inserting the following new Article 26.2 immediately following the new Article 26.1:
“26.2	The Directors shall be divided into three classes: Class A, Class B and Class C. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of these amended and restated Articles, the existing Directors shall by resolution classify themselves as Class A, Class B or Class C Directors. The Class A Directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class B Directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class C Directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company's first annual general meeting, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. Except as the Statute or other applicable law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the election of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in these Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A Director elected to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.”; and
(i)	deleting Article 48 in its entirety.

4	Adoption of Third Amended and Restated Memorandum and Articles of Association
4.1	It is resolved as a special resolution THAT the Second Amended and Restated Memorandum and Articles of Association of Andina Acquisition Corporation currently in effect be amended and restated by their deletion in their entirety and the substitution in their place of the Third Amended and Restated Memorandum and Articles of Association in the form attached at Annex B to the Proxy Statement, effective immediately upon consummation of the Transactions and approval of the Name Change Proposal and the Charter Amendments Proposal.
5	Incentive Compensation Plan Proposal
5.1	It is resolved THAT the 2013 Long-Term Equity Incentive Plan in the form attached at Annex C to the Proxy Statement be approved.
6	Director Election Proposal
6.1	It is resolved THAT each of José M. Daes, Christian T. Daes, Samuel R. Azout, Juan Carlos Vilarino, Martha (Stormy) L. Byorum, Julio A. Torres and A. Lorne Weil be elected to the board of directors of Andina Acquisition Corporation.
7	Note Convertibility Proposal
7.1	It is resolved THAT the convertibility into warrants of promissory notes issued (or to be issued) to Andina Acquisition Corporation’s directors, officers, initial shareholders or their affiliates who have made (or may make prior to the meeting) working capital loans to Andina Acquisition Corporation be approved.
8	Adjournment Proposal
8.1	It is resolved THAT the Extraordinary General Meeting be adjourned to a later date or dates and at such date and time as shall be announced by the Chairman at the Extraordinary General Meeting if necessary to permit further solicitation and vote of proxies.
9	Say-On-Pay Proposal
9.1	It is resolved THAT the executive compensation of Andina Acquisition Corporation’s named executive officers is [not] approved on an advisory basis.
10	Frequency of Say-On-Pay Proposal
10.1	It is resolved THAT the Andina Acquisition Corporation should hold an advisory shareholder vote to approve executive compensation every [one][two][three] years.

ANNEX E

Opinion of Graubard Miller

          , 2013

Andina Acquisition Corporation
Carrera 10, No. 28-49
Torre A. Oficina 20-05
Bogota, Colombia

Re: Merger of Tecnoglass Holding into Merger Sub

Dear Sirs:

We have acted as counsel to Andina Acquisition Corporation (“Andina”), an exempted company formed under the laws of the Cayman Islands, in connection with the proposed merger of Andina Merger Sub, Inc. (“Merger Sub”), a Cayman Islands corporation wholly owned by Andina, with and into a Cayman Islands exempted company (“Tecnoglass Holding”) that will, after the transactions contemplated by the Merger Agreement (defined below), directly or indirectly wholly own Tecnoglass S.A. (“Tecnoglass”) and C.I. Energia Solar S.A. E.S. Windows (“ES”), with Tecnoglass Holding surviving and remaining as a wholly-owned subsidiary of Andina. You have requested our opinion in connection with the United States federal income tax consequences to the shareholders of Andina of the proposed merger proposal to be effected by Merger Sub and Tecnoglass Holding and the repurchase of shares of Andina owned by public shareholders (the “Public Shares”) who exercise their right to convert their Public Shares into cash.

FACTS

The relevant facts are set forth in the proxy statement being distributed to the shareholders of Andina on the date of this opinion (the “Proxy Statement”), and the Merger Agreement [as amended], dated as of August 17, 2013 (the “Merger Agreement”), among Andina, Merger Sub, Tecnoglass and ES, which, among other things, provides for the merger of Merger Sub with and into Tecnoglass Holding, with Tecnoglass Holding surviving and remaining as a wholly-owned subsidiary of Andina. The transaction contemplated by the Merger Agreement is referred to as the “merger.” For purposes of this opinion, we have assumed and relied upon the truth and accuracy of the representations, warranties and other information contained in the aforesaid documents.

The summary of the facts is as follows:

Andina was formed in the Cayman Islands on September 21, 2011 as a blank check company to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, with a focus on companies in the Andean region of South American and in Central America, with a particular emphasis on Colombia. Upon formation, Andina initially issued 1,150,000 shares to its initial shareholders (the “Andina Founders”) for $25,000.

On March 22, 2012, Andina consummated its initial public offering (the “IPO”) of 4,000,000 units at a price of $10.00 per unit, each unit consisting of one ordinary share and one warrant, each to purchase one ordinary share at an exercise price of $8.00 per share, generating gross proceeds of $40,000,000. On March 30, 2012, Andina consummated the closing of the sale of 200,000 units which were sold subject to the underwriters’ over-allotment option, generating gross proceeds of $2,000,000. Simultaneously with the consummation of the IPO on March 22, 2012, Andina consummated the private placement of 4,800,000 warrants at a price of $0.50 per warrant and options to purchase an aggregate of 900,000 units at a price of $500,100, generating total proceeds of $2,900,100. The assets of Andina consist primarily of cash in a trust account. As of February 28, 2013, there was approximately $42,767,991 held in the trust account. Andina’s shares, units and warrants are listed on NASDAQ.

The Merger Agreement provides that Merger Sub will be merged into Tecnoglass Holding, with Tecnoglass Holding surviving as a wholly-owned subsidiary of Andina. Under the Merger Agreement, the Tecnoglass Holding shareholders will receive an aggregate of 20,926,965 ordinary shares of Andina at the closing and 3,000,000 earnout shares based on the achievement of specified share price and earnings targets.

The earnout shares are unissued as a matter of Cayman Islands law and have been placed in escrow, pursuant to the additional shares escrow agreement, to be issued and released to Tecnoglass Holding’s shareholders upon the achievement of specified share price targets or targets based on Tecnoglass Holding’s EBITDA in the fiscal years ending December 31, 2014, 2015 and 2016.

Following the merger Tecnoglass and ES will be direct or indirect subsidiaries of Tecnoglass Holding. Tecnoglass is a leading manufacturer of hi-spec, architectural glass and windows for the western hemisphere residential and commercial construction industries. Headquartered in Barranquilla, Colombia, Tecnoglass operates out of a 1.2 million square foot vertically-integrated, state-of-the-art manufacturing complex that provides easy access to the Americas, the Caribbean, and the Pacific. Tecnoglass exports 43% of its production to foreign countries and sells to more than 300 customers in North, Central and South America. ES is a leader in the design, manufacture, marketing and installation of architectural glass for commercial and large-scale residential construction. ES’ products include glass and aluminum windows and doors, office dividers and interiors, floating facades and commercial display windows. Upon consummation of the merger, Andina will change its name to Tecnoglass Inc.

Andina’s public shareholders may seek to convert their shares, regardless of whether they vote for or against the merger. All conversions would be effectuated as repurchases under Cayman Islands law. Any public shareholder who affirmatively votes either for or against the merger proposal will have the right to demand that his shares be converted for a full pro rata portion of the amount then in the trust account. A public shareholder will be entitled to receive cash for these shares only if the merger is consummated.

Andina has adopted a fiscal and taxable year ending February 28 but has agreed to change its fiscal year end in connection with the merger to December 31. Prior to its IPO, for the period from its formation on September 21, 2011 to February 29, 2012 Andina had no gross income. Following its IPO on March 22, 2012 and for the year ended February 28, 2013, Andina had interest income of $27,991 earned from the investment of the cash it raised through the sale of its shares, warrants and units. For the fiscal year ending December 31, 2013, which will include subsequent to the merger, it is expected that Tecnoglass Inc.(formerly Andina) and its wholly owned subsidiaries’ operating revenues, gross profit, and business assets will be into the multi millions of dollars and associated with the active conduct of business operations.

THE LAW

Section 61 of the Internal Revenue Code of 1986, as amended (“Code”) provides that gross income includes “gains derived from dealings in property.”

Code section 1001 provides that gain or loss shall be recognized on “the sale or exchange of property” and gain shall be the excess of the amount realized from the sale or other disposition of property over the adjusted basis of the property.

Code section 1221 defines a “capital asset” as property held by the taxpayer other than stock in trade, inventory, property held primarily for sale to customers, depreciable property, real property used in trade or business, and certain other specified types of property.

Code section 1222(3) defines “long-term capital gain” as gain from the sale or exchange of a capital asset held for more than one year.

Code section 118(a) provides that in the case of a corporation, gross income shall not include any “contribution to the capital of the taxpayer.” A loan is not gross income to the borrower. Commissioner v. Tufts, 461 U.S. 300 (1983).

If a foreign corporation is determined to be a passive foreign investment company, known as a “PFIC,” United States shareholders could be subject to adverse United States federal income tax consequences. Code section 1297 et seq. If a foreign corporation is a PFIC, its United States shareholders are generally taxable at ordinary income rates on income distributions and any gain realized on a shareholder’s disposition of the PFIC stock. Alternatively, if a United States shareholder has made a qualifying electing fund, or QEF, election by attaching a completed IRS Form 8621 to a timely filed federal income tax return, covering all taxable years during which the United States shareholder held shares in a PFIC, the United States shareholder is required to include in income the shareholder’s pro rata share of ordinary earnings as ordinary income regardless of whether such earnings have in fact been distributed. If such a QEF election is made any gain realized on the appreciation of the PFIC shares is generally taxable capital gain income. A United States shareholder may not make a QEF election with respect to warrants.

A foreign corporation is classified as a PFIC if it meets either of two alternative tests, an income test or an asset test. Code section 1297(a). Under the income test, a foreign corporation is a PFIC if 75% or more of its gross income in a taxable year is passive income, e.g., interest. Under the asset test, a foreign corporation is a PFIC if 50% of more of its total assets (including a pro rata share of the assets of any company in which it is considered to own at least 25% of the shares by value) in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, produce passive income, or are held for the production of passive income. The PFIC rules contain an exception to PFIC status for companies in their “start-up year.” Code section 1298 (b)(2).

If a foreign corporation would otherwise be a PFIC in its start-up year (defined as the first taxable year such corporation earns gross income), it is not treated as a PFIC in that taxable year, provided that: (1) no predecessor corporation was a PFIC; (2) it is established to the IRS’s satisfaction that the corporation will not be a PFIC in either of the two succeeding taxable years following the start-up year; and (3) the corporation is not, in fact, a PFIC for either succeeding year. The purpose of this rule is to provide an exception for start-up companies that engage in active business operations, but whose income is primarily passive in the first year it earns gross income. Although no assurance can be given, it is reasonable to expect that Tecnoglass Inc. (formerly Andina) will qualify for this exception and not be treated as a PFIC. As noted above, although Andina had only interest income in the first taxable year it earned gross income (the fiscal year ending February 28, 2013), it is expected that once Tecnoglass Inc. (formerly Andina) becomes the owner of its wholly owned subsidiary Tecnoglass Holding, practically all of its assets will be employed in the active conduct of the glass and aluminum products business, and the income of Tecnoglass Inc. will be derived from such business operations. Accordingly, it is expected that following consummation of the merger, Tecnoglass Inc. will not be a PFIC as more than 75% of Tecnoglass Inc and its subsidiaries’ gross income will not be passive income and more than 50% of the value of their assets will not be held to produce passive income.

OPINION

Assuming that the above factual statements are the same on the closing date of the merger, and assuming that Tecnoglass Inc. (formerly Andina) will qualify for the start-up year exception discussed above, our opinion of the Federal income tax consequences to Tecnoglass Inc. (formerly Andina) shareholders of the proposed acquisition and conversion of Public Shares, based upon existing provisions of the Code, is:

1. No gain or loss will be recognized by shareholders of Tecnoglass Inc. (formerly Andina) who continue their ownership of Tecnoglass Inc. (formerly Andina) shares and do not exercise their conversion rights.

2. A shareholder of Tecnoglass Inc. (formerly Andina) who exercises conversion rights or requests that such shareholder’s Public Shares be converted and effects a termination of the shareholder’s interest in Tecnoglass Inc. (formerly Andina) will generally be required to recognize gain or loss upon the exchange of that shareholder’s Public Shares for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that shareholder’s Public Shares. This gain or loss will generally be a capital gain or loss if such Public Shares were held as a capital asset on the date of the acquisition and will be a long-term capital gain or loss if the holding period for the Public Shares is more than one year.

In connection with the above opinion, we hereby consent to the use of our name in the Proxy Statement and all amendments thereto and the incorporation of this opinion as an annex to the Proxy Statement.

Very truly yours,

ANNEX F

INDEMNITY ESCROW AGREEMENT

INDEMNITY ESCROW AGREEMENT (“Agreement”) dated [           ], 2013 by and among [Andina Acquisition Corporation]1, a Cayman Islands corporation (“Parent”), [    ], acting as the representative of the recipients of the Parent Ordinary Shares (the “Representative”), [    ], acting as the committee (the “Committee”) representing the interests of Parent, and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

Parent is party to that certain Agreement and Plan of Reorganization, dated as of [           ], 2013 (the “Merger Agreement”). Pursuant to the Merger Agreement, Parent is to be indemnified in certain respects by the recipients of the Parent Ordinary Shares issued thereunder (“Stockholders”). The parties desire to establish an escrow fund as collateral security for the foregoing indemnification obligations. The Representative has been designated pursuant to Letters of Transmittal executed and delivered to Parent by each Stockholder to represent the Stockholders and each Permitted Transferee (as hereinafter defined) of the Stockholders (the Stockholders and all such Permitted Transferees are hereinafter referred to collectively as the “Owners”), and to act on their behalf for purposes of this Agreement. The Committee has been designated pursuant to the Merger Agreement to represent Parent and to act on its behalf for purposes of this Agreement

The parties hereby agree as follows:

1. (a) Concurrently with the execution hereof, an aggregate of 890,000 Parent Ordinary Shares issued to the Stockholders at the Closing pursuant to the Merger Agreement, which shall be allocated among the Stockholders in accordance with the allocation set forth on Schedule 1(a) attached hereto, together with five (5) stock powers signature medallion guaranteed (or in lieu of such stock powers being medallion guaranteed, accompanied by an appropriate waiver form addressed to Escrow Agent) from each Stockholder separate from the share certificates executed in blank by each such Stockholder, shall be delivered to the Escrow Agent to be held in escrow pursuant to the terms of this Agreement and Section 1.10 and Article VII of the Merger Agreement. The Parent Ordinary Shares represented by the stock certificates so delivered to the Escrow Agent are herein referred to in the aggregate as the “Escrow Fund.” The Escrow Fund shall represent the sole remedy of Parent and any Parent Indemnitees for Indemnification Claims (as hereinafter defined). The Escrow Agent shall maintain a separate account for each Stockholder, and, subsequent to any transfer permitted pursuant to Section 1(e) hereof, each Owner’s, portion of the Escrow Fund.

(b) The parties hereby appoint the Escrow Agent to act, and the Escrow Agent hereby agrees to act, as escrow agent and to hold, safeguard and disburse the Escrow Fund solely pursuant to the terms and conditions hereof. The Escrow Agent shall treat the Escrow Fund as a trust fund in accordance with the terms of this Agreement and not as the property of Parent. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the entire Escrow Fund in accordance with this Agreement.

(c) Except as herein provided, the Owners shall retain all of their rights as stockholders of Parent with respect to the Parent Ordinary Shares constituting the Escrow Fund during the period the Escrow Fund is held by the Escrow Agent (the “Escrow Period”), including, without limitation, the right to vote their Parent Ordinary Shares included in the Escrow Fund.

(d) During the Escrow Period, all dividends payable in cash with respect to the Parent Ordinary Shares then contained in the Escrow Fund shall be paid to the Owners, but all dividends payable in shares or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Escrow Fund” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

[1]	[Name to be changed at closing.]

(e) During the Escrow Period, no sale, transfer or other disposition may be made of any of the Parent Ordinary Shares in the Escrow Fund except:

(i) to any Affiliate of such Stockholder;

(ii) by gift, will, intestate succession, judicial decree or other transfer to the Family Members of such Stockholder or to a trust, corporation, partnership or limited liability company, the beneficiaries, stockholders, partners or members of which are Family Members of such Stockholder or a charitable organization;

(iii) by virtue of the laws of descent and distribution upon the death of such stockholder;

(iv) pursuant to a qualified domestic relations order; or

(v) to any partner, stockholder, or member of such Stockholder (any Person to whom such sale, transfer or disposition is made, a “Permitted Transferee”);

provided, however, that in each and any such event it shall be a condition thereto that the Permitted Transferee becomes bound by the terms and conditions of this Agreement. In addition, in connection with and as a condition to any transfer permitted above, the Permitted Transferee shall deliver to the Escrow Agent a stock power signature medallion guaranteed (or in lieu of such stock power being medallion guaranteed, accompanied by an appropriate waiver form addressed to Escrow Agent), separate from the stock certificate executed in blank by the Permitted Transferee with respect to the shares transferred to the Permitted Transferee. Upon receipt of such documents, the Escrow Agent shall deliver to Parent’s transfer agent the original share certificate out of which the assigned shares are to be transferred, together with the executed stock power signature medallion guaranteed (or in lieu of such stock powers being medallion guaranteed, accompanied by an appropriate waiver form addressed to Escrow Agent) separate from the share certificate executed by the transferring stockholder, or a copy of the applicable court order, and shall request that Parent issue new certificates representing (m) the number of shares, if any, that continue to be owned by the transferring Stockholder, and (n) the number of shares owned by the Permitted Transferee as the result of such transfer. Parent, the transferring Stockholder and the Permitted Transferee shall cooperate in all respects with the Escrow Agent in documenting each such transfer and in effectuating the result intended to be accomplished thereby. During the Escrow Period, no Owner shall pledge or grant a security interest in such Owner’s Parent Ordinary Shares included in the Escrow Fund or grant a security interest in such Owner’s rights under this Agreement. For purposes of this Agreement, “Family Member” shall mean the spouse, lineal descendants, stepchildren, father, mother, brother or sister of a Stockholder or of such Stockholder’s spouse.

2. (a) Parent, acting through the Committee, which has been appointed by Parent to take all necessary actions and make all decisions on behalf of Parent with respect to its rights to indemnification under Article VII of the Merger Agreement may make a claim for indemnification pursuant to the Merger Agreement (“Indemnification Claim”) against the Escrow Fund by giving notice (a “Notice”) to the Representative (the party against whom a claim is being made the “Indemnifying Party”) (with a copy to the Escrow Agent), specifying (i) a brief description of the nature of the Indemnification Claim, (ii) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith), and (iii) whether such Loss may be covered (in whole or in part) under any insurance and the estimated amount of such Loss which may be covered under such insurance. The party giving Notice (the “Claimant”) also shall deliver to the Escrow Agent (with a copy to the Indemnifying Party), concurrently with its delivery to the Escrow Agent of the Notice, a certification as to the date on which the Notice was delivered to the Indemnifying Party.

(b) If the Indemnifying Party shall give a notice to the Claimant (with a copy to the Escrow Agent) (a “Counter Notice”), within 30 days following the date of receipt (as specified in the Claimant’s certification) by Indemnifying Party of a copy of the Notice, disputing (i) the amount of actual out-of-pocket or anticipated potential Loss specified in the Notice, (ii) whether the Indemnification Claim is indemnifiable under the Merger Agreement, or (iii) whether such Loss is covered (in whole or in part) under any insurance and the estimated amount of such Loss which is covered, the Committee and the Representative shall attempt to resolve such dispute by voluntary settlement as provided in Section 2(c) below. If no Counter Notice with respect to an Indemnification Claim is received by the Escrow Agent from the Indemnifying Party within such 30-day period, the Indemnification Claim shall be deemed to be an Established Claim (as hereinafter defined) for purposes of this Agreement.

(c) If the Indemnifying Party delivers a Counter Notice to the Escrow Agent, the Claimant and the Indemnifying Party shall, during the period of 60 days following the delivery of such Counter Notice or such greater period of time as the parties may agree to in writing (with a copy to the Escrow Agent), attempt to resolve the dispute with respect to which the Counter Notice was given. If the Claimant and the Indemnifying Party shall reach a settlement with respect to any such dispute, they shall jointly deliver written notice of such settlement to the Escrow Agent specifying the terms thereof. If the Claimant and the Indemnifying Party shall be unable to reach a settlement with respect to a dispute, such dispute shall be resolved in accordance with the provisions of Section 10.12 of the Merger Agreement.

(d) As used in this Agreement, “Established Claim” means any (i) Indemnification Claim deemed established pursuant to the last sentence of Section 2(b) above, (ii) Indemnification Claim resolved in favor of a Claimant by joint settlement pursuant to Section 2(c) above, resulting in a dollar award to the Claimant or (iii) Indemnification Claim established that has been sustained by a final determination (after exhaustion of any appeals) of a court of competent jurisdiction; provided that, subject to the terms of the Merger Agreement, notwithstanding anything herein, no Indemnification Claim by Parent shall become an Established Claim unless and until the aggregate amount of indemnification Losses exceeds (i) $1,000,000 in the case of Indemnification Claims other than an Indemnification Claim made pursuant to Section 7.1(a)(iii) of the Merger Agreement (“Litigation Indemnification Claim”) and (ii) $2,500,000, in the case of the Litigation Indemnification Claim (each such amount, the applicable “Deductible”), in which event only the amount of such Established Claim(s) in excess of the applicable Deductible shall be payable.

(e) (i) Promptly after an Indemnification Claim becomes an Established Claim, the Committee and the Representative shall jointly deliver a notice to the Escrow Agent (a “Joint Notice”) directing the Escrow Agent to pay to the Claimant, and the Escrow Agent promptly shall pay to such Claimant, an amount of Escrow Shares, subject to the provisions of Sections 2(e)(ii) and (iii) below, equal to (subject to the Deductible described in Section 2(d) above and Section 7.4(b) of the Merger Agreement) the aggregate dollar amount of the Established Claim (or, if at such time there remains in the Escrow Fund less than the full amount payable by any Owner to Parent, the full amount remaining in the Escrow Fund attributable to such Owner).

(ii) Payment of an Established Claim to Parent shall be made from Escrow Shares pro rata from the accounts maintained on behalf of each Owner. For purposes of each payment, such shares shall be valued at the “Fair Market Value” (as defined below). However, in no event shall the Escrow Agent be required to calculate Fair Market Value or make a determination of the aggregate number of shares to be delivered or released in satisfaction of any Established Claim; rather, such calculation shall be included in and made part of the Joint Notice. The Escrow Agent shall transfer out of the Escrow Fund that number of Parent Ordinary Shares necessary to satisfy each Established Claim, as set out in the Joint Notice. Any dispute between the Committee and the Representative concerning the calculation of Fair Market Value, the number of shares necessary to satisfy any Established Claim, or any other dispute regarding a Joint Notice, shall be resolved between the Committee and the Representative in accordance with the procedures specified in Section 2(c) above, and shall not involve the Escrow Agent. Each transfer of shares in satisfaction of an Established Claim shall be made by the Escrow Agent delivering to Claimant one or more stock certificates held in each Owner’s account evidencing not less than such Owner’s pro rata portion of the aggregate number of shares specified in the Joint Notice, together with stock powers signature medallion guaranteed (or in lieu of such stock powers being medallion guaranteed, accompanied by an appropriate waiver form addressed to Escrow Agent) separate from the stock certificate executed in blank by such Owner and completed by the Escrow Agent in accordance with instructions included in the Joint Notice. Upon receipt of the stock certificates and stock powers, Parent shall deliver to the Escrow Agent new certificates representing the number of shares in the Escrow Fund owned by each Owner after such payment. The parties hereto (other than the Escrow Agent) agree that the foregoing right to make payments of Established Claims in Parent Ordinary Shares may be made notwithstanding any other agreements restricting or limiting the ability of any Owner to sell any Parent Ordinary Shares or otherwise. As used in this Section 2, “Fair Market Value” means the average reported closing price for the Parent Ordinary Shares for the ten trading days ending on the last trading day prior to (x) the day the Established Claim is paid with respect to Indemnification Claims paid on or before the Escrow Release Date, and (y) the Escrow Release Date with respect to shares constituting the Pending Claims Reserve (as hereinafter defined) on the Escrow Release Date.

(iii) Notwithstanding anything herein to the contrary, at such time as an Indemnification Claim has become an Established Claim, each Owner shall have the right to substitute for his, her or its Escrow Shares that otherwise would be paid to Parent in satisfaction of such claim (the “Claim Shares”) with cash in an amount equal to the Fair Market Value of the Claim Shares (“Substituted Cash”). In such event (i) the Joint Notice shall include a statement describing the substitution of Substituted Cash for the Claim Shares, and (ii) substantially contemporaneously with the delivery of such Joint Notice, the Representative shall cause currently available funds to be delivered to the Escrow Agent in an amount equal to the Substituted Cash. Upon receipt of such Joint Notice and Substituted Cash, the Escrow Agent shall (y) in payment of the Established Claim described in the Joint Notice, deliver the Substituted Cash to Parent in lieu of the Claim Shares, and (z) cause the Claim Shares to be returned to the Representative identified in the Joint Notice on behalf of the applicable Owner.

3. (a) On the earlier of (A) the 30th day after the date Parent has filed with the SEC its Annual Report for the year ending February 28, 2015 or (B) June 30, 2015 (the “Escrow Release Date”), the Escrow Agent shall distribute and deliver to each Owner share certificates representing the Parent Ordinary Shares then in such Owner’s account in the Escrow Fund, unless at such time (i) there are any Indemnification Claims, other than the Litigation Indemnification Claim, with respect to which Notices have been received but which have not been resolved pursuant to Section 2 hereof or with to which the Escrow Agent has not been notified of, and received a copy of, a final determination (after exhaustion of any appeals) by a court of competent jurisdiction, as the case may be, or (ii) the Litigation Indemnification Claims have not been finally resolved. If, on the Escrow Release Date, there exist Indemnification Claims other than the Litigation Indemnification Claim (“Pending Claims”) the resolution or final determination of which could result in a payment to Parent and/or the Litigation Indemnification Claim has not been finally resolved, the Escrow Agent shall retain, and the total amount of such distributions to such Owner shall be reduced by, as applicable, the Pending Claims Reserve (as hereinafter defined) and/or the Litigation Claim Reserve (as hereinafter defined). The Committee and the Representative shall certify to the Escrow Agent the number of Parent Ordinary Shares to be retained therefor.

(b) If, after the Escrow Release Date, a Pending Claim on behalf of Parent becomes an Established Claim, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to Parent an amount in respect thereof determined in accordance with Section 2(e). If a Pending Claim is resolved against Parent, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to each Owner the amount by which the remaining portion of his account in the Escrow Fund exceeds the sum of the then Pending Claims Reserve and Litigation Claim Reserve.

(c) If, after the Escrow Released Date, the Litigation Indemnification Claim is finally resolved in a manner that results in it becoming an Established Claim, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to Parent an amount in respect thereof determined in accordance with Section 2(e). If the Litigation Indemnification Claim is resolved against Parent, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to each Owner the remaining portion of his account in the Escrow Fund attributable to the Litigation Claim Reserve.

(d) Upon resolution of all Pending Claims and the Litigation Indemnification Claim, the Escrow Agent shall pay to such owner the remaining portion of his or her account in the Pending Claims Reserve and the Litigation Claim Reserve.

(e) For purposes of this Agreement (i), “Pending Claims Reserve” shall mean, at the time any such determination is made, that number of Parent Ordinary Shares in the Escrow Fund having a Fair Market Value equal to the sum of the aggregate dollar amounts claimed to be due with respect to all Pending Claims and (ii) “Litigation Claim Reserve” shall mean 300,000 Parent Ordinary Shares.

4. The Escrow Agent, the Committee and the Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Parent and the Owners in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

5. (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any payment to Parent pursuant to the terms of this Agreement or, if such notice is disputed, the settlement with respect to any such dispute, whether by virtue of joint resolution or determination of a court of competent jurisdiction, is to pay to Parent the amount specified in such notice, if any, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 5(f), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by giving the other parties hereto thirty (30) days’ written notice of such resignation. Such resignation or removal shall become effective at such time that the Escrow Agent shall turn over the Escrow Fund to the successor escrow agent appointed jointly by the Committee and the Representative. If no new escrow agent is so appointed within the sixty (60) day period following the giving of such notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and deposit the Escrow Fund with such successor escrow agent appointed thereby.

(f) (i) From and at all times after the date of this Agreement, Parent shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the “Escrow Agent Parties”) against any and all actions, claims, losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable fees, costs and expenses of one outside counsel (but not internal counsel)) (collectively for purposes of this Section 5(f), “Losses”) actually incurred by any of the Escrow Agent Parties from and after the date hereof, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including, without limitation, Parent or the Stockholders, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Escrow Agent Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Escrow Agent Party shall have the right to be indemnified hereunder for (i) any Losses to the extent they are finally determined by a court of competent jurisdiction, subject to no further appeal, to be attributable to the gross negligence or willful misconduct of such Escrow Agent Party or (ii) any settlements entered into by an Escrow Agent Party without Parent’s written consent which shall not be unreasonably withheld.

(ii) If any such action or claim shall be brought or asserted against any Escrow Agent Party, such Escrow Agent Party shall promptly notify the Representative, Parent and the Committee in writing, and Parent shall assume the defense thereof, including the employment of counsel and the payment of all reasonable expenses. Such Escrow Agent Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Escrow Agent Party in its sole discretion) in any such action and to participate in the defense thereof, and the reasonable fees and expenses of such counsel shall be paid by such Escrow Agent Party, except that Parent shall be required to pay such reasonable fees and expenses if (i) Parent agrees to pay such reasonable fees and expenses, (ii) Parent shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable determination of such Escrow Agent Party, to employ counsel satisfactory to the Escrow Agent Party in any such action or proceeding, (iii) Parent or the Stockholders are the plaintiff(s) in any such action or proceeding or (iv) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Escrow Agent Party and any of Parent, Company, or the Stockholders, and the Escrow Agent Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Parent, Company, or the Stockholders. All such reasonable fees and expenses payable by Parent pursuant to the immediately preceding sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of Parent under this Section 5(f) shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

(iii) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

(g) The Escrow Agent shall be entitled to reasonable compensation from Parent for all services rendered by it hereunder as set forth on Schedule 5(g) hereto. The Escrow Agent shall also be entitled to reimbursement from Parent for all reasonable, documented out-of-pocket expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all reasonable counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

(h) From time to time on and after the date hereof, the Committee and the Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

6. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

7. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives and shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by the Committee, the Representative and the Escrow Agent.

8. All disputes arising under this Agreement between the Committee and the Representative, including a dispute arising from a party’s failure or refusal to sign a Joint Notice or to deliver any notice or other document required hereunder, shall be resolved in the same manner as disputes under the Merger Agreement are to be resolved pursuant to Section 10.12 thereof. The Committee and the Representative each hereby consent to the exclusive jurisdiction of the federal and state courts sitting in New York County, New York, with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against the Committee, the Representative in respect of any such claim or controversy may be made upon it pursuant to Section 9.

9. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

A.	If to the Committee, to it at:

[        ]
[        ]
Attention: [        ]
Facsimile: [        ]

with a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174-1901
Attention: David Alan Miller, Esq.
Facsimile: (888) 225-1565

B.	If to the Representative, to [him/her] at:

[        ]
[        ]
Attention: [        ]
Facsimile: [        ]

with a copy to:

Arnstein & Lehr LLP
200 South Biscayne Boulevard, Suite 3600
Miami, Florida 33131
Attention: Phillip M. Hudson III, Esq.
Facsimile: [        ]

C.	If to the Escrow Agent, to it at:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attention: Mark Zimkind
Facsimile: (212) 509-5150

D.	If to Parent, to it at:

[Andina Acquisition Corporation]
Avenida Circunvalar a 100 mts de la Via 40
Barrio Las Flores Barranquilla, Colombia
Attention: Jose Manuel Daes
Facsimile: [        ]

with a copy to:

Arnstein & Lehr LLP
200 South Biscayne Boulevard, Suite 3600
Miami, Florida 33131
Attention: Phillip M. Hudson III, Esq.
Facsimile: [        ]

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

10. (a) All notices delivered to the Escrow Agent shall refer to the provision of this Agreement under which such notice is being delivered and, if applicable, shall clearly specify the aggregate dollar amount due and payable to Parent.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

(d) When reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise specified.

[Signatures are on following page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

[ANDINA ACQUISITION CORPORATION]

By:
Name:
Title:

REPRESENTATIVE:

COMMITTEE:

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:
Name:
Title:

Schedule 1(a)

ESCROW SHARES ALLOCATION

Name	Address	No. of Escrow Shares
[ ]	[ ]	[ ]
[ ]
[ ]	[ ]	[ ]
[ ]
Total		890,000

Schedule 5(g)

Amount	Description
$[300] per month	From the date hereof until the termination of the Escrow Agent’s duties pursuant to Section 1(b).

ANNEX G

ADDITIONAL SHARES ESCROW AGREEMENT

ADDITIONAL SHARES ESCROW AGREEMENT (“Agreement”) dated [           ], 2013 by and among [Andina Acquisition Corporation]1, a Cayman Islands corporation (“Parent”), [     ], acting as the representative of the recipients (the “Recipients”) of the Parent Ordinary Shares (the “Representative”), [    ], acting as the committee (the “Committee”) representing the interests of Parent, and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

Parent is party to that certain Agreement and Plan of Reorganization, dated as of [           ], 2013 (the “Merger Agreement”). Pursuant to Section 1.14 of the Merger Agreement, the Recipients shall be entitled to receive additional Parent Ordinary Shares (the “EBITDA Shares”) upon the occurrence of specified Earnout Targets. The parties desire to establish an escrow fund for the satisfaction of the foregoing obligation under the Merger Agreement. The Representative has been designated pursuant to Letters of Transmittal executed and delivered to Parent by each Recipient to represent all of the Recipients and to act on their behalf for purposes of this Agreement.

The parties agree as follows:

1. (a) Concurrently with the execution hereof, 3,000,000 Parent Ordinary Shares that may be released to the Recipients as a group in accordance with the Merger Agreement are being delivered to the Escrow Agent as the EBITDA Shares to be held and distributed in accordance with this Agreement and Section 1.14 of the Merger Agreement.

(b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the EBITDA Shares solely pursuant to the terms and conditions hereof. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the EBITDA Shares in accordance with this Agreement.

(c) The EBITDA Shares shall not be deemed outstanding (and no dividends shall be payable with respect thereto) and no Recipient shall have any rights (including any ownership or voting rights) therein until such time, if ever, that the EBITDA Shares are released to the Recipients as provided herein and in accordance with Section 1.14 of the Merger Agreement; provided, however, that the EBITDA Shares shall be adjusted by Parent as follows:

(i) if Parent shall change shares of its capital stock into the same or a different number of securities of any other class or classes (by way of merger, consolidation, reorganization, or any other transaction), the EBITDA Shares shall be converted into such kind and number of securities as they would have been changed into had they been deemed outstanding at the time of such change;

(ii) if Parent shall split, subdivide or combine any of its capital stock into a different number of securities, then the number of EBITDA Shares shall be proportionately adjusted; and

(iii) if the holders of the type of securities comprising the EBITDA Shares shall have received, or, on or after the record date fixed for the determination of eligible holders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities of Parent by way of a dividend or distribution, then and in each case, the EBITDA Shares shall represent the right to receive from Parent at the time they are released from the escrow hereunder, in addition to the EBITDA Shares themselves, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities of Parent that would have been payable in respect of the EBITDA Shares had they been deemed outstanding at the time of such dividend or distribution (and such dividend or distribution shall be deemed part of the EBITDA Shares for purposes of this Section 1(c)).

2. Not later than [ten (10)] business days after the date Parent has filed with the SEC its Annual Report for each fiscal year for which an Earnout Target is identified in Section 1.14 of the Merger Agreement, the

[1]	[Name to be changed at closing.]

Committee and the Representative shall deliver a joint notice (the “EBITDA Shares Notice”) to the Escrow Agent (i) specifying whether the Earnout Target for that fiscal year has been met, and (ii) if such Earnout Target has been met, instructing the Escrow Agent to release an aggregate number of EBITDA Shares to the Recipients equal to the applicable number of EBITDA Shares set forth under Section 1.14 of the Merger Agreement, including any number of EBITDA Shares to be released in accordance with Section 1.14(g) of the Merger Agreement, or (iii) if the Earnout Target has not been met and the subject Fiscal Year is the year ended February 29, 2016, instructing the Escrow Agent to release all remaining EBITDA Shares to Parent for cancellation.

3. Notwithstanding anything to the contrary contained in this Agreement, no portion of the EBITDA Shares shall be delivered to any Recipient until such time as same has delivered a properly executed Letter of Transmittal as provided by Section 1.6 of the Merger Agreement. In the event a distribution of a portion of the EBITDA Shares is to made to a Recipient who has not executed and delivered such Letter of Transmittal, the portion of the EBITDA Shares to which the Recipient is otherwise entitled shall be delivered in trust to Parent, which shall hold such portion of the EBITDA Shares pending delivery of such Letter of Transmittal or expiration of any period resulting in escheatment or forfeiture of same.

4. Parent and the Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable or issuable in accordance with this Agreement and in implementing the procedures necessary to effect such payments. For all purposes under this Agreement, Parent shall act through the Committee.

5. (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any issuance of EBITDA Shares under the terms of this Agreement or the settlement with respect to any dispute, whether by virtue of joint resolution or determination of a court of competent jurisdiction, is to issue the number of EBITDA Shares specified in such notice to the party indicated, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 5(f), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by giving the other parties hereto thirty (30) days’ written notice of such resignation. Such resignation shall become effective at such time that the Escrow Agent shall turn over the EBITDA Shares to a successor escrow agent appointed jointly by the Committee and the Representative. If no new escrow agent is so appointed within the sixty (60) day period following the giving of such notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and deposit the Escrow Fund with such successor escrow agent appointed thereby.

(f) (i) From and at all times after the date of this Agreement, Parent shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the “Escrow Agent Parties”) against any and all actions, claims, losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable fees, costs and expenses of one outside counsel (but not internal counsel)) (collectively, for purposes of this Section 5(f), “Losses”) actually incurred by any of the Escrow Agent Parties from and after the date hereof as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including, without limitation, Parent or the Recipients asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Escrow Agent Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Escrow Agent Party shall have the right to be indemnified hereunder for (i) any Losses to the extent they are finally determined by a court of competent jurisdiction, subject to no further appeal, to be attributable to the gross negligence or willful misconduct of such Escrow Agent Party or (ii) any settlements entered into by an Escrow Agent Party without Parent’s written consent which shall not be unreasonably withheld.

(ii) If any such action or claim shall be brought or asserted against any Escrow Agent Party, such Escrow Agent Party shall promptly notify the Representative and the Committee in writing, and Parent shall assume the defense thereof, including the employment of counsel and the payment of all reasonable expenses. Such Escrow Agent Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Escrow Agent Party in its sole discretion) in any such action and to participate in the defense thereof, and the reasonable fees and expenses of such counsel shall be paid by such Escrow Agent Party, except that Parent shall be required to pay such reasonable fees and expenses if (i) Parent agrees to pay such reasonable fees and expenses, (ii) Parent shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Escrow Agent Party, to employ counsel satisfactory to the Escrow Agent Party in any such action or proceeding, (iii) Parent or the Recipients are the plaintiff in any such action or proceeding or (iv) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Escrow Agent Party and Parent and/or the Recipients, and the Escrow Agent Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Parent or the Recipients. All such reasonable fees and expenses payable by Parent pursuant to the immediately preceding sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of Parent under this Section 5(f) shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

(iii) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

(g) The Escrow Agent shall be entitled to reasonable compensation from Parent for all services rendered by it hereunder as set forth on Schedule 5(g) hereto. The Escrow Agent shall also be entitled to reimbursement from Parent for all reasonable, documented out-of-pocket expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all reasonable counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

(h) From time to time on and after the date hereof, the Committee and the Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

6. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

7. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives and shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by the Committee, the Representative and the Escrow Agent.

8. All disputes arising under this Agreement between the Committee and the Representative, including a dispute arising from a party’s failure or refusal to sign a Joint Notice or to deliver any notice or other document required hereunder, shall be resolved in the same manner as disputes under the Merger Agreement are to be resolved pursuant to Section 10.12 thereof. The Committee and the Representative each hereby consent to the exclusive jurisdiction of the federal and state courts sitting in New York County, New York, with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against the Committee or the Representative in respect of any such claim or controversy may be made upon it pursuant to Section 9.

9. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

A.	If to the Committee, to it at:

[        ]
[        ]
Attention:
Facsimile: [        ]

with a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174-1901
Attention: David Alan Miller, Esq.
Facsimile: 212-818-8881

B.	If to the Representative, to [him/her] at:

[        ]
[        ]
Attention:
Facsimile: [        ]

with a copy to:

Arnstein & Lehr LLP
200 South Biscayne Boulevard, Suite 3600
Miami, Florida 33131
Attention: Phillip M. Hudson III, Esq.
Facsimile: [        ]

C.	If to the Escrow Agent, to it at:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attention: Compliance Department
Facsimile: 212-509-5150

D.	If to Parent, to it at:

[Andina Acquisition Corporation]
Avenida Circunvalar a 100 mts de la Via 40
Barrio Las Flores Barranquilla, Colombia
Attention: Jose Manuel Daes
Facsimile: [        ]

with a copy to:

Arnstein & Lehr LLP
200 South Biscayne Boulevard, Suite 3600
Miami, Florida 33131
Attention: Phillip M. Hudson III, Esq.
Facsimile: [        ]

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

10. (a) All notices delivered to the Escrow Agent shall refer to the provision of this Agreement under which such notice is being delivered and, if applicable, shall clearly specify the aggregate dollar amount due and payable to Parent.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

(c) When reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise specified.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

[ANDINA ACQUISITION CORPORATION]

By:
Name:
Title:

REPRESENTATIVE:

COMMITTEE:

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:
Name:
Title:

Schedule 5(g)

Amount	Description
$[300] per month	From the date hereof until the termination of the Escrow Agent’s duties pursuant to Section 1(b).

ANNEX H

Adopted: March 16, 2012

AUDIT COMMITTEE CHARTER

OF

ANDINA ACQUISITION CORPORATION

Purpose

The purposes of the Audit Committee (the “Audit Committee”) of the Board of Directors (“Board”) of Andina Acquisition Corporation (“Company”) are to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The Audit Committee shall meet the “Audit Committee Requirements” of The NASDAQ Stock Market, LLC and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. There shall be a Chairman of the Audit Committee which shall also be appointed by the Board. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He shall advise and counsel with the executives of the Company, and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board of Directors.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.
2.	Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).
3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.
4.	Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:
(a)	any significant changes in the Company’s selection or application of accounting principles;
(b)	the Company’s critical accounting policies and practices;
(c)	all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;
(d)	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and
(e)	any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
5.	Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.
6.	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.
7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
9.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Qs about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.
Oversight of the Company’s Relationship with the Independent Auditor
10.	At least annually, obtain and review a report from the independent auditor, consistent with the rules of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.
11.	Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.
12.	Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
13.	Be available to the independent auditor during the year for consultation purposes.
Compliance Oversight Responsibilities
14.	Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.
15.	Review and approve all related-party transactions.
16.	Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.
17.	Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.
18.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.
19.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
20.	Review and approve all payments made to the Company’s officers and directors or its or their affiliates. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNEX I

Adopted: March 16, 2012

NOMINATING COMMITTEE CHARTER

OF

ANDINA ACQUISITION CORPORATION

The responsibilities and powers of the Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of Andina Acquisition Corporation (the “Company”), as delegated by the Board, are set forth in this charter. Whenever the Nominating Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

I. PURPOSE

As set forth herein, the Nominating Committee shall, among other things, discharge the responsibilities of the Board relating to the appropriate size, functioning and needs of the Board including, but not limited to, recruitment and retention of high quality Board members and committee composition and structure.

II. MEMBERSHIP

The Nominating Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each member shall be “independent” in accordance with the listing standards of The NASDAQ Share Market, LLC, as amended from time to time.

The Board shall elect the members of this Nominating Committee and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the Board, the members of the Nominating Committee shall designate a chair by majority vote of the full Nominating Committee membership.

A Nominating Committee member may resign by delivering his or her written resignation to the chairman of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

III. MEETINGS AND COMMITTEE ACTION

The Nominating Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Nominating Committee shall be called by the chairman of the Nominating Committee upon such notice as is provided for in the memorandum and articles of association of the Company with respect to meetings of the Board. A majority of the members shall constitute a quorum. Actions of the Nominating Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Nominating Committee. The Nominating Committee shall report its minutes from each meeting to the Board.

The chairman of the Nominating Committee may establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Nominating Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Nominating Committee. A certificate of the secretary of the Nominating Committee or minutes of a meeting of the Nominating Committee executed by the secretary setting forth the names of the members of the Nominating Committee present at the meeting or actions taken by the Nominating Committee at the meeting shall be sufficient evidence at all times as to the members of the Nominating Committee who were present, or such actions taken.

IV. COMMITTEE AUTHORITY AND RESPONSIBLITIES

•	Developing the criteria and qualifications for membership on the Board.
•	Recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board.
•	Reviewing candidates proposed by shareholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.
•	Establishing subcommittees for the purpose of evaluating special or unique matters.
•	Monitoring and making recommendations regarding committee functions, contributions and composition.
•	Evaluating, on an annual basis, the Nominating Committee’s performance.

V. REPORTING

The Nominating Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the Company’s proxy statement.

ANDINA ACQUISITION CORPORATION

Board of Director Candidate Guidelines

The Nominating Committee (the “Nominating Committee”) of the Board of Directors (“Board”) of Andina Acquisition Corporation (the “Company”) will identify, evaluate and recommend candidates to become members of the Board with the goal of creating a balance of knowledge and experience. Nominations to the Board may also be submitted to the Nominating Committee by the Company’s shareholders in accordance with the Company’s policy, a copy of which is attached hereto. Candidates will be reviewed in the context of current composition of the Board (including the diversity in background, experience and viewpoints of the Board), the operating requirements of the Company and the long-term interests of the Company’s shareholders. In conducting this assessment, the Nominating Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

•	Whether the candidate is independent pursuant to the requirements of the NASDAQ Share Market.
•	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.
•	Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.
•	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.
•	Whether the candidate has knowledge of the Company and issues affecting the Company.
•	Whether the candidate is committed to enhancing shareholder value.
•	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.
•	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.
•	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.
•	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.
•	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.
•	Whether the candidate is able to suggest business opportunities to the Company.

ANDINA ACQUISITION CORPORATION

Shareholder Recommendations for Directors

Shareholders who wish to recommend to the Nominating Committee (the “Nominating Committee”) of the Board of Directors (“Board”) of Andina Acquisition Corporation (the “Company”), a candidate for election to the Board should send their letters to c/o Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia, Attention: Nominating Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating Committee. Shareholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of shareholders, the Corporate Secretary must receive the shareholder’s recommendation no later than thirty (30) days after the end of the Company’s fiscal year.

The recommendation must contain the following information about the candidate:

•	Name;
•	Age;
•	Business and current residence addresses, as well as residence addresses for the past 20 years;
•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);
•	Educational background;
•	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;
•	The number of shares of common share of the Company beneficially owned by the candidate;
•	The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and
•	A signed consent of the nominee to serve as a director of the Company, if elected.

ANNEX J — COMPENSATION COMMITTEE CHARTER

J-1

PRELIMINARY — SUBJECT TO COMPLETION

ANDINA ACQUISITION CORPORATION
Carrera 10 No. 28-49
Torre A. Oficina 20-05,
Bogota, Colombia

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ANDINA ACQUISITION CORPORATION

The undersigned appoints B. Luke Weil and Martha L. Byorum as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all ordinary shares of Andina Acquisition Corporation (“Andina”) held of record by the undersigned on November 22, 2013 at the Extraordinary General Meeting of Shareholders to be held on December [•], 2013, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be signed on reverse side)

PRELIMINARY — SUBJECT TO COMPLETION

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, 7, 8 AND 9 BELOW, “FOR” THE ELECTION OF ALL OF THE DIRECTORS IN PROPOSAL 6 BELOW, AND FOR “THREE YEARS” ON PROPOSAL 10 BELOW. THE ANDINA BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 7, 8 AND 9 BELOW, “FOR” THE ELECTION OF ALL OF THE DIRECTORS LISTED IN PROPOSAL 6 BELOW, AND FOR “THREE YEARS” ON PROPOSAL 10 BELOW.

1.	To adopt the Agreement and Plan of Reorganization, dated as of August 17, 2013, as amended as of November 6, 2013, by and among Andina, Andina Merger Sub, Inc., Tecnoglass S.A. (“Tecnoglass”) and C.I. Energia Solar S.A. E.S. Windows (“ES” together with Tecnoglass, “Tecnoglass Holding”), and to approve the business combination contemplated by the Merger Agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

If you affirmatively vote “FOR” or “AGAINST” Proposal Number 1 and you hold ordinary shares of Andina issued in the Andina initial public offering, you may exercise your conversion rights and demand that Andina convert your ordinary shares into a full pro rata portion of the trust account (as defined in the final prospectus of Andina’s initial public offering, dated March 16, 2012) in which certain proceeds of Andina’s initial public offering are held. To properly exercise your conversion rights, you must (a) affirmatively vote “FOR” or “AGAINST” Proposal 1, (b) demand that Andina convert your shares into cash no later than the close of the vote at the meeting by marking the “I Hereby Exercise My Conversion Rights” box below or submitting a demand in writing to Andina’s secretary, and (c) deliver your shares to Andina’s transfer agent prior to the meeting either physically by delivering your share certificate or electronically by using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System. Even if you properly exercise your conversion rights, you will only be entitled to receive cash for these shares if the merger is completed. If you properly exercise your conversion rights and the merger is completed, then you will be exchanging your ordinary shares of Andina for cash and will no longer own these shares.

	I HEREBY EXERCISE MY CONVERSION RIGHTS.	☐
SHAREHOLDER CERTIFICATION:

	I hereby certify that I am not acting in concert, or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other shareholder with respect to the ordinary shares of Andina owned by me in connection with the proposed business combination between Andina and Tecnoglass Holding.	☐
2.	To approve by special resolution an amendment to the amended and restated second amended and restated memorandum and articles of association of Andina to change the name of Andina to “Tecnoglass Inc.”	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To approve by special resolution amendments to the second amended and restated memorandum and articles of association of Andina as described in the proxy statement for the extraordinary general meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PRELIMINARY — SUBJECT TO COMPLETION

4.	To approve by special resolution the amendment and restatement of Andina’s second amended and restated memorandum and articles of association to (among other matters) to reflect changes made as a result of proposals 2 and 3 above presented at the extraordinary general meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	To approve the 2013 Long-Term Incentive Equity Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
6.	To elect by ordinary resolution the following directors in the classes set forth below:
Class A (serving until 2014)
	Samuel R. Azout	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Juan Carlos Vilarino	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Martha (Stormy) L. Byorum	FOR ☐	AGAINST ☐	ABSTAIN ☐
Class B (serving until 2015)
	Christian T. Daes	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Julio A. Torres	FOR ☐	AGAINST ☐	ABSTAIN ☐
Class C (serving until 2016)
	Jose M. Daes	FOR ☐	AGAINST ☐	ABSTAIN ☐
	A. Lorne Weil	FOR ☐	AGAINST ☐	ABSTAIN ☐
7.	To approve the convertibility into warrants of promissory notes issued (or to be issued) to Andina’s directors, officers, initial shareholders or their affiliates who have made (or may make prior to the meeting) working capital loans to Andina.	FOR ☐	AGAINST ☐	ABSTAIN ☐
8.	To adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the extraordinary general meeting, Andina is not authorized to consummate the merger or the closing conditions under the Merger Agreement are not met.	FOR ☐	AGAINST ☐	ABSTAIN ☐
9.	To approve, on an advisory basis, the executive compensation of Andina’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PRELIMINARY — SUBJECT TO COMPLETION

10.	To select, on an advisory basis, the frequency with which Andina will hold an advisory shareholder vote to approve executive compensation.	1 Year ☐	2 Years ☐	3 Years ☐	ABSTAIN ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If shareholder is a partnership, sign in partnership name by an authorized person, giving full title as such.